UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08764

PACE® Select Advisors Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: July 31

Date of reporting period: January 31, 2020

Item 1. Reports to Stockholders.

PACE® Select Advisors Trust

Semiannual Report | January 31, 2020

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS Government Money Market Investments Fund offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/am-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

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Introduction

March 16, 2020

Dear Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the six months ended January 31, 2020 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

Global economy overview

Despite concerns that trade conflicts, Brexit uncertainties, the coronavirus and other issues could lead to an economic contraction, the global economy continued to expand during the reporting period, albeit at a modest pace. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 2.0% and 2.1% seasonally adjusted annualized rate during the second and third quarters of 2019, respectively. The US Commerce Department's initial estimate for fourth quarter GDP growth in the US was 2.1%.

The US Federal Reserve Board (the "Fed") proactively addressed moderating growth with a "dovish pivot" in January 2019. In particular, after raising interest rates four times in 2018, the Fed indicated it would pause from additional rate hikes. After analyzing incoming economic data for several months, the Fed pulled the trigger and lowered the federal funds rate at its meetings in July, September and October 2019. After the reporting period ended, the Fed took a number of aggressive actions, in an attempt to spur the economy and keep the market functioning properly. First, on March 3, the Fed lowered the federal funds rate from a range between 1.50% and 1.75% to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. In addition, the Fed announced that, "over coming months the Committee will increase its holdings of Treasury securities by at least $500 billion and its holdings of agency mortgage-backed securities by at least $200 billion."

From a global perspective, in its January 2020 World Economic Outlook Update, the International Monetary Fund ("IMF") projected that the US economy will grow 2.0% in 2020, versus 2.3% in 2019. Elsewhere, the IMF anticipates 2020 GDP growth in the eurozone, U.K. and Japan will be 1.3%, 1.4% and 0.7%, respectively. For comparison purposes, these economies were projected to expand 1.2%, 1.3% and 1.0%, respectively, in 2019. However, these estimates are expended to be downgraded when the IMF releases its next World Economic Outlook Update in April 2020. After the reporting period ended, International Monetary Fund ("IMF") Managing Director Kristalina Georgieva said, "The human costs of the Coronavirus pandemic are already immeasurable and all countries need to work together to protect people and limit the economic damage... the outlook for global growth: for 2020 it is negative—a recession at least as bad as during the global financial crisis or worse. But we expect recovery in 2021. To get there, it is paramount to prioritize containment and strengthen health systems—everywhere. The economic impact is and will be severe, but the faster the virus stops, the quicker and stronger the recovery will be. We strongly support the extraordinary fiscal actions many countries have already taken to boost health systems and protect affected workers and firms."

Global equities posted mixed results

The global equity market posted mixed returns during the reporting period. This was partially driven by weakness in early 2020, due to concerns of the impact from the coronavirus. Despite this, the US equity market moved higher during four of the six months of the reporting period. Supporting the market were accommodative monetary policy, corporate profits that often exceeded expectations, and a "Phase 1" trade agreement between the US and China. Collectively, this buoyed investor sentiment and led to periods of solid risk appetite. During the six months ended January 31, 2020, the S&P 500 Index1 gained 9.31%. Returns were less strong outside the US. International devel-

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

oped equities, as measured by the MSCI EAFE Index (net),2 returned 6.12% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 gained 3.36%.

The fixed income market moves higher

The global fixed income market also rose during the reporting period. In the US, both short- and long-term Treasury yields declined (bond yields and prices move in the opposite direction). For the six months ended January 31, 2020, the yield on the US 10-year Treasury fell from 2.02% to 1.51%. Government bond yields outside the US also generally moved lower amid moderating economic growth, along with accommodative monetary policies enacted by a number of developed and emerging market central banks and a flight to safety due to the coronavirus. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned 4.20% during the reporting period. Riskier fixed income securities also rallied. High yield bonds, as measured by the ICE BofA US High Yield Cash Pay Constrained Index,5 returned 3.33% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 gained 4.06%.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofA US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Since the end of January, more information has come to light with respect to the spread of the coronavirus and as we write this, events are still unfolding. As market participants digest the magnitude and breadth of the potential impact of COVID-19 on the global economy along with what has been a widespread response from central banks and officials globally, valuations and liquidity are evolving very rapidly across all asset classes. We are focused on ensuring that the funds continue to be managed in a way that is consistent with their respective stated investment objectives. We have just recently been placed in a state of national emergency and wish all of our investors and clients well as their health and well-being are first and foremost in our minds. At this time of heightened stress, shareholders in our funds should know that we are actively monitoring both the markets as well as positioning in each of the Portfolios for both return seeking and risk management purposes.

Sincerely,

Igor Lasun
President, PACE Select Advisors Trust
Executive Director, UBS Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2020. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 16, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

Management Process

With the exception of UBS Government Money Market Investments Fund, the Portfolios employ a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the Portfolios' manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the Portfolios' board, to oversee the Portfolios' subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the Portfolios' subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the funds, subject to the board's approval.

In managing the funds and overseeing the Portfolios' subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a Portfolio's positioning by altering its allocation weights across subadvisors within the Portfolio and/or by changing the specific subadvisors within the Portfolio.

UBS Government Money Market Investments Fund

Performance

The seven-day current yield for the Fund as of January 31, 2020 was 0.99% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 8. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 3.

Advisor's Comments

The US Federal Reserve Board (the "Fed") proactively addressed moderating growth with a "dovish pivot" in January 2019. In particular, after raising interest rates four times in 2018, the Fed indicated it would pause from additional rate hikes. After analyzing incoming economic data for several months, the Fed pulled the trigger and lowered the federal funds rate at its meetings in July, September and October 2019. After the reporting period ended, the Fed took a number of aggressive actions in an attempt to spur the economy and keep the markets functioning properly. First, on March 3, the Fed lowered the federal funds rate from a range between 1.50% and 1.75% to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowed the federal funds rate to a range between 0.00% and 0.25%. In addition, the Fed announced that, "over coming months the Committee will increase its holdings of Treasury securities by at least $500 billion and its holdings of agency mortgage-backed securities by at least $200 billion." Against this backdrop, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 34 days. This was 39 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We reduced the Portfolio's exposure to US government and agency obligations and increased allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust – UBS Government Money Market Investments Fund (formerly PACE Government Money Market Investments)

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers and in related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—January 31, 2020 (unaudited)

Yields and characteristics
Seven-Day current yield after fee waivers and/or expense reimbursements[1]	0.99%
Seven-Day effective yield after fee waivers and/or expense reimbursements[1]	1.00
Seven-Day current yield before fee waivers and/or expense reimbursements[1]	0.89
Seven-Day effective yield before fee waivers and/or expense reimbursements[1]	0.90
Weighted average maturity[2]	39 days
Portfolio composition[3]
U.S. government agency obligations	51.8%
U.S. treasury obligations	6.8
Repurchase agreements	41.2
Other assets less liabilities	0.2
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments' Fund sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund, and you should not expect that the portfolio's sponsor will provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
U.S. government agency obligations—51.8%
Federal Farm Credit Bank 1.550%, due 08/04/20[1]	$2,000,000	$1,984,242
SOFR + 0.080%, 1.660%, due 11/27/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR + 0.020%, 1.719%, due 09/09/20[2]	2,000,000	1,999,375
Federal Home Loan Bank 1.530%, due 05/01/20[1]	2,000,000	1,992,520
1.532%, due 04/13/20[1]	6,000,000	5,982,127
1.538%, due 04/08/20[1]	2,500,000	2,493,058
1.541%, due 04/15/20[1]	1,000,000	996,918
1.550%, due 04/01/20[1]	2,500,000	2,493,757
1.550%, due 04/17/20[1]	2,000,000	1,993,628
1.550%, due 05/08/20[1]	5,500,000	5,477,503
1.555%, due 04/03/20[1]	1,000,000	997,408
1.560%, due 03/11/20[1]	2,500,000	2,495,992
1.560%, due 07/15/20[1]	3,000,000	2,978,810
1.565%, due 02/24/20[1]	2,000,000	1,998,174
1.565%, due 03/03/20[1]	2,000,000	1,997,479
1.565%, due 04/24/20[1]	3,000,000	2,989,436
1.565%, due 04/29/20[1]	2,500,000	2,490,653
1.565%, due 07/06/20[1]	2,000,000	1,986,611
1.569%, due 02/19/20[1]	2,000,000	1,998,605
1.570%, due 06/01/20[1]	2,000,000	1,989,621
1.570%, due 06/12/20[1]	2,000,000	1,988,661
1.570%, due 07/07/20[1]	3,500,000	3,476,341
1.570%, due 07/31/20[1]	2,000,000	1,984,387
1.571%, due 02/21/20[1]	2,000,000	1,998,429
1.573%, due 05/01/20[1]	1,000,000	996,155
1.575%, due 04/03/20[1]	1,000,000	997,375
1.580%, due 02/06/20[1]	3,000,000	2,999,605
1.580%, due 03/18/20[1]	2,000,000	1,996,138
1.580%, due 06/10/20[1]	1,920,000	1,909,214
1.585%, due 02/12/20[1]	5,000,000	4,998,019
1.585%, due 04/15/20[1]	2,000,000	1,993,660
1.586%, due 03/04/20[1]	1,500,000	1,498,017
1.590%, due 02/05/20[1]	2,000,000	1,999,823
1.590%, due 02/10/20[1]	1,000,000	999,691
1.590%, due 06/17/20	3,000,000	2,999,876
1.590%, due 08/10/20[1]	1,000,000	991,652
1.595%, due 04/08/20[1]	1,000,000	997,120
1.595%, due 06/26/20[1]	1,000,000	993,620
1.600%, due 02/26/20[1]	400,000	399,591
1.600%, due 03/30/20[1]	1,500,000	1,496,267
SOFR + 0.020%, 1.600%, due 05/14/20[2]	800,000	800,000
SOFR + 0.020%, 1.600%, due 05/22/20[2]	1,000,000	1,000,000
1.600%, due 05/22/20[1]	3,500,000	3,483,044
1.600%, due 06/02/20[1]	1,000,000	994,667
SOFR + 0.025%, 1.605%, due 04/22/20[2]	2,000,000	2,000,000
1.605%, due 05/20/20[1]	500,000	497,615
SOFR + 0.030%, 1.610%, due 08/21/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.050%, 1.611%, due 01/27/21[2]	1,000,000	1,000,000
	Face amount	Value
U.S. government and agency obligations—(concluded)
1 mo. USD LIBOR - 0.070%, 1.614%, due 06/12/20[2]	$2,000,000	$2,000,000
1 mo. USD LIBOR - 0.040%, 1.618%, due 12/18/20[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.040%, 1.629%, due 12/17/20[2]	1,250,000	1,250,000
SOFR + 0.060%, 1.640%, due 05/06/20[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.015%, 1.643%, due 05/20/20[2]	2,000,000	2,000,000
SOFR + 0.065%, 1.645%, due 03/26/20[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.040%, 1.659%, due 01/08/21[2]	2,500,000	2,500,000
SOFR + 0.080%, 1.660%, due 05/11/20[2]	3,000,000	3,000,000
1.670%, due 04/03/20[1]	8,000,000	7,977,733
1 mo. USD LIBOR - 0.020%, 1.672%, due 05/08/20[2]	2,500,000	2,500,000
SOFR + 0.100%, 1.680%, due 07/17/20[2]	1,000,000	1,000,000
SOFR + 0.120%, 1.700%, due 10/07/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR + 0.050%, 1.711%, due 03/26/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR + 0.060%, 1.774%, due 07/07/20[2]	2,000,000	2,000,000
1 mo. USD LIBOR + 0.065%, 1.846%, due 07/02/20[2]	1,000,000	1,000,000
1.960%, due 02/07/20[1]	850,000	849,815
Federal Home Loan Mortgage Corp. SOFR + 0.005%, 1.585%, due 05/13/20[2]	2,000,000	2,000,000
1.650%, due 03/18/20[1]	3,000,000	2,993,950
1.690%, due 02/20/20[1]	2,000,000	1,998,404
Total U.S. government agency obligations (cost—$137,894,786)		137,894,786
U.S. treasury obligations—6.8%
U.S. Treasury Bills 1.696%, due 03/05/20[1]	1,000,000	998,570
1.702%, due 04/09/20[1]	1,000,000	996,975
1.702%, due 04/09/20[1]	2,000,000	1,993,840
1.725%, due 04/02/20[1]	1,000,000	997,235
1.889%, due 03/12/20[1]	1,500,000	1,497,078
U.S. Treasury Notes 1.125%, due 03/31/20	1,000,000	998,824
1.125%, due 04/30/20	1,000,000	998,236
1.375%, due 04/30/20	1,000,000	999,258
1.375%, due 05/31/20	1,000,000	999,278
1.375%, due 08/31/20	1,000,000	998,462
1.375%, due 09/30/20	1,000,000	998,137
3 mo. Treasury money market yield + 0.220%, 1.756%, due 07/31/21[2]	2,000,000	1,998,703
3 mo. Treasury money market yield + 0.300%, 1.836%, due 10/31/21[2]	500,000	500,509
2.250%, due 03/31/20	1,000,000	1,000,857
2.375%, due 04/30/20	1,000,000	1,001,178
2.625%, due 08/15/20	1,000,000	1,005,201
Total U.S. treasury obligations (cost—$17,982,341)		17,982,341

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Repurchase agreements—41.2%
Repurchase agreement dated 01/31/20 with Goldman Sachs & Co., 1.560% due 02/03/20, collateralized by $92,410,275 U.S. Treasury Bond STRIPS, zero coupon due 11/15/25 to 05/15/46, $57,768,500 U.S. Treasury Bond Principal STRIPS, zero coupon due 11/15/43 to 08/15/46, $407,000 U.S. Treasury Note Principal STRIPS, zero coupon due 05/15/20; (value—$111,690,001); proceeds: $109,514,235 (cost—$109,500,000)	$109,500,000	$109,500,000
Total investments (cost—$265,377,127 which approximates cost for federal income tax purposes)—99.8%		265,377,127
Other assets in excess of liabilities—0.2%		508,649
Net assets—100.0%		$265,885,776

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$137,894,786	$—	$137,894,786
U.S. treasury obligations	—	17,982,341	—	17,982,341
Repurchase agreements	—	109,500,000	—	109,500,000
Total	$—	$265,377,127	$—	$265,377,127

At January 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 2.32% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Mortgage-Backed Securities Index (the "benchmark") returned 2.39%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 13. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Overall, US interest rate strategies were positive for performance. Near-benchmark US duration exposure was neutral for results. (Duration measures a portfolio's sensitivity to interest rate changes.) Yield curve positioning, including a focus on the intermediate portion of the curve, modestly contributed to performance.

An overweight to agency mortgage-backed securities (MBS) positioning detracted from performance as the sector underperformed like-duration Treasuries over the period. Additionally, relative value positioning within agency MBS, including a focus on lower coupon mortgages, detracted from returns, as lower coupons generally underperformed higher coupons during the period. An allocation to senior US securitized credit contributed to results, as these securities continue to be supported by a strong US housing market. Non-mortgage securitized debt exposure, including holdings of collateralized loan obligations, was positive for returns.

Overall, derivative usage was modestly positive during the period. The use of interest rate swaps to reduce long-end US interest rate exposure was neutral for performance, as swap rates performed in line with Treasury rates. The Portfolio used interest rate swaps and constant maturity swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, options on swaps were primarily used to manage interest rate exposure and volatility. The purchase of options on swaps detracted from performance due to premium payments made. Total return swaps, used to replicate broad exposure to interest only agency mortgages while limiting idiosyncratic risk of owning individual bonds, was neutral for performance. The use of government futures to adjust interest rate exposures and replicate government bond positions was neutral for performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or

selling specific bonds based on an analysis of their values

relative to other similar bonds.

PACE Mortgage-Backed Securities Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.19%	5.84%	2.25%	2.83%
Class Y2	2.32	6.10	2.50	3.09
Class P3	2.32	6.10	2.52	3.08
After deducting maximum sales charge
Class A1	(1.61)	1.84	1.47	2.43
Bloomberg Barclays US Mortgage-Backed Securities Index[4]	2.39	6.25	2.55	3.09

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.99%	6.20%	2.30%	2.95%
Class Y3	2.19	6.55	2.57	3.21
Class P4	2.11	6.55	2.57	3.20
After deducting maximum sales charge
Class A1	(1.81)	2.24	1.51	2.55

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.38% and 1.25%; Class Y—1.25% and 0.98%; and Class P—1.22% and 1.00% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics—January 31, 2020 (unaudited)

Characteristics
Weighted average duration	1.93 yrs.
Weighted average maturity	2.41 yrs.
Average coupon	3.40%
Top ten holdings (long holdings)[1]	Percentage of net assets
UMBS TBA, 3.000%	18.2%
UMBS TBA, 4.000%	10.5
UMBS TBA, 3.500%	8.7
GNMA II TBA, 3.500%	7.6
UMBS TBA, 2.500%	6.3
GNMA II TBA, 3.000%	4.0
GNMA II, 4.000% due 10/20/49	3.8
GNMA II, 3.500% due 12/20/49	3.3
GNMA II, 4.000% due 09/20/49	2.1
GNMA II, 3.000% due 02/20/50	2.0
Total	66.5%
Asset allocation[1]	Percentage of net assets
U.S. government agency obligations	136.0%
Mortgage-backed securities	26.3
Asset-backed securities	15.9
Short-term investments	0.7
Options and swaptions purchased	0.0 †
Short-term U.S. treasury obligations	0.0 †
Investments sold short	(4.9)
Cash equivalents and liabilities in excess of other assets	(74.0)
Total	100.0%

†  Amount represents less than 0.05%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Asset-backed securities—15.9%
Allegro CLO I Ltd, Series 2013-1A, Class A1R,
3 mo. USD LIBOR + 1.220%, 2.990%, due 01/30/26[1,2]	$67,525	$67,526
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2, 1 mo. USD LIBOR + 0.975%, 2.636%, due 10/25/34[2]	171,070	171,403
Series 2005-R1, Class M4, 1 mo. USD LIBOR + 1.110%, 2.771%, due 03/25/35[2]	200,000	200,665
Series 2005-R11, Class M1, 1 mo. USD LIBOR + 0.450%, 2.111%, due 01/25/36[2]	223,260	223,637
Amortizing Residential Collateral Trust, Series 2004-1, Class A5, 1 mo. USD LIBOR + 1.000%, 2.661%, due 10/25/34[2]	170,835	172,099
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, 1 mo. USD LIBOR + 1.200%, 2.861%, due 08/25/34[2]	5,587,830	5,534,609
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR,
3 mo. USD LIBOR + 1.250%, 3.069%, due 01/20/29[1,2]	2,000,000	2,002,526
Cent CLO 19 Ltd., Series 2013-19A, Class A1A, 3 mo. USD LIBOR + 1.330%, 3.105%, due 10/29/25[1,2]	193,190	193,880
Chase Funding Trust, Series 2002-3, Class 2A1, 1 mo. USD LIBOR + 0.640%, 2.301%, due 08/25/32[2]	160,300	157,895
Series 2002-4, Class 2A1, 1 mo. USD LIBOR + 0.740%, 2.401%, due 10/25/32[2]	10,101	10,139
CIFC Funding 2015-V Ltd., Series 2015-5A, Class A1R, 3 mo. USD LIBOR + 0.860%, 2.654%, due 10/25/27[1,2]	900,000	900,106
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 1 mo. USD LIBOR + 1.350%, 3.011%, due 10/25/37[1,2]	1,000,579	1,011,343
Colombia Cent CLO Ltd., Series 2018-27A, Class A1, 3 mo. USD LIBOR + 1.150%, 2.944%, due 10/25/28[1,2]	1,700,000	1,701,057
Conseco Finance Corp., Series 1998-2, Class A5, 6.240%, due 12/01/28	263	263
	Face amount	Value
Asset-backed securities—(continued)
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4,
1 mo. USD LIBOR + 0.500%, 2.161%, due 07/25/34[2]	$80,086	$77,665
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class M1, 1 mo. USD LIBOR + 0.900%, 2.561%, due 10/25/34[2]	103,453	100,504
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-4, Class M1, 1 mo. USD LIBOR + 0.720%, 2.381%, due 07/25/34[2]	113,390	113,038
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, 3 mo. USD LIBOR + 0.900%, 2.731%, due 10/15/27[1,2]	3,142,557	3,143,447
EMC Mortgage Loan Trust, Series 2003-A, Class A2, 1 mo. USD LIBOR + 1.500%, 3.161%, due 08/25/40[1,2]	87,652	87,973
Equifirst Loan Securitization Trust, Series 2007-1, Class A1, 1 mo. USD LIBOR + 0.170%, 1.831%, due 04/25/37[1,2]	2,027,422	1,935,498
Figueroa CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 0.900%, 2.731%, due 01/15/27[1,2]	222,318	222,445
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1, 1 mo. USD LIBOR + 0.675%, 2.336%, due 06/25/36[2]	68,228	68,564
Gallatin CLO VIII Ltd., Series 2017-1A, Class A, 3 mo. USD LIBOR + 1.050%, 2.881%, due 07/15/27[1,2]	2,060,550	2,061,560
Halcyon Loan Advisors Funding Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 0.920%, 2.747%, due 04/20/27[1,2]	3,127,129	3,129,049
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3, 3.225%, due 10/25/35[3]	43,960	43,883
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class M1, 1 mo. USD LIBOR + 0.270%, 1.931%, due 05/25/36[2]	242,079	240,672
KGS Alpha SBA, Series 2012-5, Class A, IO, 1.245%, due 04/25/38[1,4,5,6]	16,190,057	360,133
KVK CLO Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 0.900%, 2.738%, due 01/14/28[1,2]	2,900,000	2,900,690

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
LCM XX LP, Series 20A, Class AR,
3 mo. USD LIBOR + 1.040%, 2.859%, due 10/20/27[1,2]	$250,000	$250,271
Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.438%, due 05/25/59[1,3]	370,321	373,131
Madison Park Funding XII Ltd., Series 2014-12A, Class AR,
3 mo. USD LIBOR + 1.260%, 3.079%, due 07/20/26[1,2]	1,407,874	1,410,639
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3, 1 mo. USD LIBOR + 0.310%, 1.971%, due 08/25/36[2]	48,588	48,590
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3, 1 mo. USD LIBOR + 0.765%, 2.426%, due 07/25/35[2]	155,839	156,651
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A1R, 3 mo. USD LIBOR + 0.850%, 2.681%, due 07/15/27[1,2]	400,000	399,613
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2, 1 mo. USD LIBOR + 0.180%, 1.841%, due 04/25/37[2]	61,733	42,906
OZLM XIII Ltd., Series 2015-13A, Class A1R, 3 mo. USD LIBOR + 1.080%, 2.850%, due 07/30/27[1,2]	500,000	500,223
Palmer Square Loan Funding Ltd., Series 2018-4A, Class A1, 3 mo. USD LIBOR + 0.900%, 2.810%, due 11/15/26[1,2]	379,938	379,983
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WHQ3, Class M4, 1 mo. USD LIBOR + 0.945%, 2.606%, due 06/25/35[2]	200,000	200,412
RAAC Trust, Series 2005-SP3, Class M1, 1 mo. USD LIBOR + 0.530%, 2.191%, due 12/25/35[2]	252,210	252,297
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD LIBOR + 0.420%, 2.081%, due 12/25/35[2]	400,000	401,086
Recette Clo Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 0.920%, 2.739%, due 10/20/27[1,2]	1,924,814	1,925,911
Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 1 mo. USD LIBOR + 0.880%, 2.541%, due 08/25/33[2]	132,836	133,365
	Face amount	Value
Asset-backed securities—(concluded)
Saxon Asset Securities Trust, Series 2005-3, Class M3,
1 mo. USD LIBOR + 0.750%, 1.893%, due 11/25/35[2]	$2,100,000	$1,999,031
Soundview Home Loan Trust, Series 2007-OPT1, Class 1A1,
1 mo. USD LIBOR + 0.200%, 1.861%, due 06/25/37[2]	363,534	286,454
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200%, due 05/27/36[1]	1,487,328	1,505,007
Staniford Street CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.180%, 3.074%, due 06/15/25[1,2]	74,591	74,682
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1, 1 mo. USD LIBOR + 0.135%, 1.796%, due 07/25/36[1,2]	207,255	203,492
Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M2, 1 mo. USD LIBOR + 0.460%, 2.121%, due 09/25/35[2]	1,700,000	1,663,192
Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 3 mo. USD LIBOR + 0.950%, 2.788%, due 07/14/26[1,2]	775,517	775,780
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3 mo. USD LIBOR + 0.880%, 2.711%, due 04/15/28[1,2]	500,000	500,100
Telos CLO Ltd., Series 2014-5A, Class A1R, 3 mo. USD LIBOR + 0.950%, 2.786%, due 04/17/28[1,2]	3,746,354	3,741,622
Tralee CLO III Ltd., Series 2014-3A, Class AR, 3 mo. USD LIBOR + 1.030%, 2.849%, due 10/20/27[1,2]	6,148,173	6,151,948
Tralee CLO V Ltd., Series 2018-5A, Class A1, 3 mo. USD LIBOR + 1.110%, 2.929%, due 10/20/28[1,2]	1,100,000	1,100,615
Venture CLO 35 Ltd., Series 2018-35A, Class AS, 3 mo. USD LIBOR + 1.150%, 2.952%, due 10/22/31[1,2]	1,000,000	999,487
Venture XXI CLO Ltd., Series 2015-21A, Class AR, 3 mo. USD LIBOR + 0.880%, 2.711%, due 07/15/27[1,2]	1,024,348	1,024,660
Zais CLO 1 Ltd., Series 2014-1A, Class A1AR, 3 mo. USD LIBOR + 1.150%, 2.981%, due 04/15/28[1,2]	1,100,000	1,100,493
Total asset-backed securities (cost—$53,582,204)		54,433,910

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Mortgage-backed securities—26.3%
AREIT Trust, Series 2018-CRE2, Class A,
1 mo. USD LIBOR + 0.980%, 2.650%, due 11/14/35[1,2]	$1,521,596	$1,520,646
ARM Trust, Series 2005-8, Class 3A21, 4.156%, due 11/25/35[6]	516,723	468,847
BCAP LLC Trust, Series 2010-RR1, Class 1A4, 4.016%, due 03/26/37[1,6]	105,803	94,078
Series 2011-R11, Class 8A5, 1.964%, due 07/26/36[1,6]	73,838	72,378
Series 2013-RR1, Class 3A4, 6.000%, due 10/26/37[1,6]	309,026	266,929
Series 2013-RR5, Class 5A1, 12 mo. MTA + 0.840%, 3.080%, due 11/26/46[1,2]	124,932	125,964
Bear Stearns ARM Trust, Series 2002-011, Class 1A2, 3.756%, due 02/25/33[6]	3,985	3,802
Series 2004-002, Class 12A2, 3.860%, due 05/25/34[6]	38,950	38,826
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, 5.750%, due 10/25/33[3]	492,882	507,090
Series 2004-AC3, Class A2, 6.000%, due 06/25/34[3]	670,005	689,068
BX Commercial Mortgage Trust, Series 2018-IND, Class A, 1 mo. USD LIBOR + 0.750%, 2.426%, due 11/15/35[1,2]	3,845,115	3,845,111
Series 2018-IND, Class D, 1 mo. USD LIBOR + 1.300%, 2.976%, due 11/15/35[1,2]	5,600,000	5,610,680
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-1, Class A1, 1 mo. USD LIBOR + 0.280%, 1.941%, due 01/25/35[1,2]	48,267	47,953
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1, 4.484%, due 05/19/33[6]	3,473	3,535
Series 2007-15, Class 2A2, 6.500%, due 09/25/37	29,907	20,627
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, due 01/10/36[1]	3,200,000	3,449,898
CSMC Trust, Series 2013-MH1, Class A, 4.789%, due 05/27/53[1,6]	1,016,616	1,138,735
FHLMC Multifamily Structured Pass-Through Certificates,
Series K014, Class X1, IO, 1.324%, due 04/25/21[6]	6,866,915	74,615
Series K027, Class X1, IO, 0.878%, due 01/25/23[6]	6,338,343	117,505
	Face amount	Value
Mortgage-backed securities—(continued)
Series KAIV, Class X1, IO, 1.239%, due 06/25/21[6]	$4,227,133	$43,538
Series KF05, Class A, 1 mo. USD LIBOR + 0.350%, 2.113%, due 09/25/21[2]	57,103	57,032
Series KF06, Class A, 1 mo. USD LIBOR + 0.330%, 2.093%, due 11/25/21[2]	166,155	165,819
Series KP05, Class AH, 3.254%, due 04/25/23[6]	2,374,605	2,431,455
FHLMC REMIC, Series 4940, Class FE, 1 mo. USD LIBOR + 0.550%, 2.211%, due 01/25/50[2]	892,675	892,047
Series 4945, Class F, 1 mo. USD LIBOR + 0.500%, 2.281%, due 12/15/46[2]	322,207	321,026
FHLMC REMIC, Series 0013, Class B, IO, 7.000%, due 06/25/23	16,403	1,462
Series 0023, Class KZ, 6.500%, due 11/25/23	7,671	8,100
Series 0159, Class H, 4.500%, due 09/15/21	80	80
Series 1003, Class H,
1 mo. USD LIBOR + 0.750%, 2.426%, due 10/15/20[2]	746	748
Series 1349, Class PS, 7.500%, due 08/15/22	264	276
Series 1502, Class PX, 7.000%, due 04/15/23	54,162	57,021
Series 1534, Class Z, 5.000%, due 06/15/23	24,180	24,871
Series 1573, Class PZ, 7.000%, due 09/15/23	6,575	6,989
Series 1658, Class GZ, 7.000%, due 01/15/24	3,762	4,019
Series 1694, Class Z, 6.500%, due 03/15/24	43,342	46,472
Series 1775, Class Z, 8.500%, due 03/15/25	1,545	1,742
Series 2136, Class GD, IO, 7.000%, due 03/15/29	2,231	375
Series 2178, Class PI, IO, 7.500%, due 08/15/29	11,866	2,387
Series 2400, Class FQ,
1 mo. USD LIBOR + 0.500%, 2.176%, due 01/15/32[2]	88,910	89,329
Series 2411, Class FJ,
1 mo. USD LIBOR + 0.350%, 2.026%, due 12/15/29[2]	12,958	12,909
Series 2614, Class WO, PO, 0.000%, due 05/15/33	882,528	780,960
Series 3096, Class FL,
1 mo. USD LIBOR + 0.400%, 2.076%, due 01/15/36[2]	123,662	123,376

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Series 3114, Class PF,
1 mo. USD LIBOR + 0.400%, 2.076%, due 02/15/36[2]	$621,527	$622,215
Series 3153, Class UF,
1 mo. USD LIBOR + 0.430%, 2.106%, due 05/15/36[2]	142,479	142,493
Series 3339, Class LI, IO,
1 mo. USD LIBOR + 6.480%, 4.804%, due 07/15/37[2]	657,941	97,279
Series 3442, Class MT,
1 mo. USD LIBOR, 1.676%, due 07/15/34[2]	65,797	65,433
Series 3598, Class JI, IO, 1.904%, due 10/15/37[6]	32,875	1,306
Series 3621, Class WI, IO, 1.772%, due 05/15/37[6]	77,241	4,003
Series 3635, Class IB, IO, 1.560%, due 10/15/37[6]	116,632	4,186
Series 3667, Class FW,
1 mo. USD LIBOR + 0.550%, 2.226%, due 02/15/38[2]	51,018	51,204
Series 3671, Class FQ,
1 mo. USD LIBOR + 0.850%, 2.526%, due 12/15/36[2]	979,448	995,417
Series 3684, Class JI, IO, 2.417%, due 11/15/36[6]	299,834	20,508
Series 3864, Class NT,
1 mo. USD LIBOR + 60.500%, 5.500%, due 03/15/39[2]	503,002	551,098
Series 4037, Class PI, IO, 3.000%, due 04/15/27	1,994,510	109,233
Series 4131, Class AI, IO, 2.500%, due 10/15/22	613,239	14,554
Series 4136, Class EZ, 3.000%, due 11/15/42	1,204,272	1,219,174
Series 4156, Class SA, IO,
1 mo. USD LIBOR + 6.200%, 4.524%, due 01/15/33[2]	1,601,882	255,921
Series 4165, Class TI, IO, 3.000%, due 12/15/42	1,472,207	107,063
Series 4182, Class YI, IO, 2.500%, due 03/15/28	3,403,282	227,867
Series 4255, Class SN,
1 mo. USD LIBOR + 12.267%, 7.853%, due 05/15/35[2]	342,985	424,239
Series 4263, Class SD,
1 mo. USD LIBOR + 12.267%, 7.797%, due 11/15/43[2]	381,272	483,951
Series 4265, Class ES,
1 mo. USD LIBOR + 13.760%, 8.464%, due 11/15/43[2]	828,981	1,065,924
Series 4324, Class IO, IO, 2.514%, due 08/15/36[6]	166,317	10,779
Series 4338, Class SB, IO, 2.233%, due 10/15/41[6]	168,487	9,739
	Face amount	Value
Mortgage-backed securities—(continued)
Series 4367, Class GS, IO, 2.255%, due 03/15/37[6]	$103,681	$6,865
Series 4394, Class WI, IO, 2.168%, due 08/15/41[6]	96,668	5,333
Series 4438, Class WI, IO, 2.226%, due 11/15/38[6]	295,738	17,063
Series 4457, Class DI, IO, 4.000%, due 08/15/24	635,561	38,111
Series 4463, Class IO, IO, 2.353%, due 02/15/38[6]	219,927	13,719
Series 4544, Class IP, IO, 4.000%, due 01/15/46	3,123,307	398,217
Trust 2513, Class AS, IO, 1 mo. USD LIBOR + 8.000%, 6.324%, due 02/15/32[2]	275,161	53,498
Trust 3609, Class LI, IO, 4.500%, due 12/15/24	10,937	138
Trust 3838, Class LI, IO, 4.500%, due 04/15/22	39,263	728
Trust 3962, Class KS, IO, 2.418%, due 06/15/38[6]	220,955	16,001
Trust 4068, Class UF, 1 mo. USD LIBOR + 0.500%, 2.176%, due 06/15/42[2]	1,176,951	1,180,932
Trust 4076, Class SW, IO,
1 mo. USD LIBOR + 6.050%, 4.374%, due 07/15/42[2]	2,035,143	425,849
Trust 4100, Class HI, IO, 3.000%, due 08/15/27	386,015	27,990
Trust 4182, Class QI, IO, 3.000%, due 02/15/33	180,544	13,296
Trust 4832, Class FW,
1 mo. USD LIBOR + 0.350%, 2.131%, due 04/15/38[2]	2,032,053	2,022,872
Trust 4836, Class PO, PO, 0.000%, due 10/15/58	1,400,359	1,206,381
Trust 4839, Class UO, PO, 0.000%, due 08/15/56	847,786	756,695
FHLMC STRIPs, Series 326, Class F2, 1 mo. USD LIBOR + 0.550%, 2.226%, due 03/15/44[2]	759,252	759,363
Series 303, Class C19, IO, 3.500%, due 01/15/43	1,041,096	160,914
Series 330, Class F4, 1 mo. USD LIBOR + 0.350%, 2.131%, due 10/15/37[2]	450,637	447,648
Series 345, Class C13, IO, 3.500%, due 08/15/45	1,832,947	206,565
FNMA Aces, Trust 2016-M11, Class AL, 2.944%, due 07/25/39	2,639,427	2,735,203
Trust 2013-M5, Class X2, IO, 2.035%, due 01/25/22[6]	716,549	13,197

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
FNMA REMIC, Series 2019-62, Class SN, IO,
1 mo. USD LIBOR + 6.000%, 4.339%, due 11/25/49[2]	$447,844	$102,355
Series 2014-84, Class AI, IO, 1 mo. USD LIBOR + 6.150%, 0.200%, due 02/25/43[2]	522,414	3,749
Series 2018-28, Class CA, 3.000%, due 05/25/48	1,645,428	1,677,748
Series 386, Class 14, IO, 6.500%, due 04/25/38	62,903	14,940
Series 413, Class 111, IO, 4.000%, due 07/25/42[6]	1,120,815	213,627
Series 419, Class C3, IO, 3.000%, due 11/25/43	208,838	28,611
Trust 1992-129, Class L, 6.000%, due 07/25/22	695	721
Trust 1992-158, Class ZZ, 7.750%, due 08/25/22	2,400	2,527
Trust 1993-037, Class PX, 7.000%, due 03/25/23	42,679	44,666
Trust 1997-022, Class F, 2.497%, due 03/25/27[6]	24,003	24,029
Trust 2002-060, Class F1,
1 mo. USD LIBOR + 0.400%, 2.061%, due 06/25/32[2]	48,563	47,604
Trust 2003-070, Class SH,
1 mo. USD LIBOR + 14.000%, 10.678%, due 07/25/23[2]	68,428	79,717
Trust 2007-067, Class FB,
1 mo. USD LIBOR + 0.320%, 1.981%, due 07/25/37[2]	203,733	203,103
Trust 2009-033, Class FB,
1 mo. USD LIBOR + 0.820%, 2.481%, due 03/25/37[2]	628,898	638,403
Trust 2010-141, Class FA,
1 mo. USD LIBOR + 0.500%, 2.161%, due 12/25/40[2]	376,559	378,085
Trust 2010-76, Class SA, IO,
1 mo. USD LIBOR + 6.500%, 4.839%, due 07/25/40[2]	1,124,641	207,525
Trust 2011-86, Class DI, IO, 3.500%, due 09/25/21	42,342	907
Trust 2012-090, Class FB,
1 mo. USD LIBOR + 0.440%, 2.101%, due 08/25/42[2]	145,934	145,332
Trust 2012-111, Class HS,
1 mo. USD LIBOR + 3.667%, 2.283%, due 10/25/42[2]	217,035	200,207
Trust 2012-122, Class LI, IO, 4.500%, due 07/25/41	813,372	97,860
Trust 2012-128, Class FK,
1 mo. USD LIBOR + 0.350%, 2.011%, due 11/25/42[2]	314,310	313,174
Trust 2012-32, Class AI, IO, 3.000%, due 04/25/22	87,708	2,025
	Face amount	Value
Mortgage-backed securities—(continued)
Trust 2012-77, Class IO, IO, 1.823%, due 07/25/52[6]	$287,504	$14,868
Trust 2013-028, Class YS, IO,
1 mo. USD LIBOR + 6.150%, 4.489%, due 07/25/42[2]	1,181,236	186,852
Trust 2013-030, Class GI, IO, 3.000%, due 01/25/43	1,964,068	236,912
Trust 2013-030, Class JI, IO, 3.000%, due 04/25/43 Trust 2013-034, Class PS, IO,	724,389	65,111
1 mo. USD LIBOR + 6.150%, 4.489%, due 08/25/42[2]	714,188	101,162
Trust 2013-044, Class ZG, 3.500%, due 03/25/42	717,840	761,916
Trust 2013-045, Class IK, IO, 3.000%, due 02/25/43	1,365,191	154,677
Trust 2013-116, Class IY, IO, 3.000%, due 09/25/43 Trust 2013-74, Class YS,	440,161	34,096
1 mo. USD LIBOR + 6.000%, 3.509%, due 07/25/43[2]	872,166	881,199
Trust 2014-42, Class SA, IO, 1.967%, due 07/25/44[6]	317,084	17,985
Trust 2014-43, Class BS, IO, 1.915%, due 07/25/44[6]	489,673	28,234
Trust 2014-45, Class SA, IO, 2.264%, due 08/25/44[6]	269,955	14,769
Trust 2014-47, Class BI, IO, 2.190%, due 08/25/54[6]	468,911	28,806
Trust 2014-92, Class SB, IO, 2.101%, due 01/25/45[6] Trust 2015-073, Class ES,	315,423	13,796
1 mo. USD LIBOR + 9.333%, 5.472%, due 10/25/45[2]	488,006	589,810
Trust 2015-10, Class SA, IO, 2.058%, due 03/25/45[6]	259,489	12,831
Trust 2015-19, Class AI, IO, 2.092%, due 04/25/55[6]	463,584	21,988
Trust 2015-47, Class GI, IO, 4.000%, due 06/25/44	188,891	20,934
Trust 2015-50, Class SB, IO, 2.360%, due 07/25/45[6]	1,539,975	98,347
Trust 2015-58, Class AI, IO, 2.237%, due 08/25/55[6]	293,151	16,727
Trust 2015-64, Class KS, IO, 2.216%, due 09/25/45[6]	377,536	23,843
Trust 2016-14, Class IO, IO, 3.000%, due 03/25/46	1,083,866	110,423
Trust 2016-17, Class CS, IO, 1.883%, due 04/25/46[6]	213,418	10,656
Trust 2016-52, Class PI, IO, 3.000%, due 04/25/46	1,738,483	171,037
Trust 2016-63, Class YI, IO, 3.500%, due 04/25/46	759,425	51,320
Trust 2016-64, Class IA, IO, 3.000%, due 05/25/46	881,772	107,680

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Trust 2016-76, Class CS, IO, 1.786%, due 10/25/46[6]	$102,438	$5,688
Trust 2018-64, Class ET, 3.000%, due 09/25/48 Trust 2018-85, Class FE,	1,467,682	1,501,650
1 mo. USD LIBOR + 0.300%, 1.961%, due 12/25/48[2]	3,292,331	3,272,433
Trust 2019-1, Class HF,
1 mo. USD LIBOR + 0.450%, 2.111%, due 02/25/49[2]	1,018,737	1,017,858
Trust G92-040, Class ZC, 7.000%, due 07/25/22	2,976	3,077
Trust G94-006, Class PJ, 8.000%, due 05/17/24	4,882	5,209
Fremont Home Loan Trust, Series 2004-A, Class M1, 1 mo. USD LIBOR + 0.825%, 2.486%, due 01/25/34[2]	468,355	470,078
GNMA REMIC, Trust 2007-018, Class CO, PO, 0.000%, due 03/20/35	29,810	27,955
Trust 2010-H01, Class FA,
1 mo. USD LIBOR + 0.820%, 2.625%, due 01/20/60[2]	2,152,068	2,164,412
Trust 2013-23, Class IP, IO, 3.500%, due 08/20/42	1,220,087	170,668
Trust 2013-77, Class GI, IO, 3.000%, due 02/20/43 Trust 2013-H19, Class DF,	2,763,347	195,564
1 mo. USD LIBOR + 0.650%, 2.344%, due 05/20/63[2]	1,079,915	1,081,681
Trust 2013-H20, Class FB,
1 mo. USD LIBOR + 1.000%, 2.694%, due 08/20/63[2]	2,037,109	2,053,452
Trust 2013-H23, Class TA,
1 mo. USD LIBOR + 0.720%, 2.414%, due 09/20/63[2]	809,312	812,765
Trust 2014-158, Class IA, IO, 3.500%, due 10/20/29 Trust 2015-126, Class GS,	871,188	84,771
1 mo. USD LIBOR + 9.333%, 5.178%, due 09/20/45[2]	323,052	405,240
Trust 2015-127, Class AS, IO, 1.801%, due 06/20/43[6]	420,026	16,012
Trust 2015-165, Class IB, IO, 3.500%, due 11/20/42	476,904	55,994
Trust 2015-166, Class SA, IO, 1.867%, due 06/20/42[6]	496,994	17,857
Trust 2015-180, Class SA, IO, 1.817%, due 06/20/42[6]	540,871	17,281
Trust 2015-42, Class AI, IO, 3.000%, due 05/20/39 Trust 2015-H27, Class FA,	412,124	16,832
1 mo. USD LIBOR + 0.750%, 2.444%, due 09/20/65[2]	2,450,228	2,462,029
	Face amount	Value
Mortgage-backed securities—(continued)
Trust 2015-H29, Class FA,
1 mo. USD LIBOR + 0.700%, 2.394%, due 10/20/65[2]	$60,396	$60,504
Trust 2015-H29, Class FJ,
1 mo. USD LIBOR + 0.680%, 2.374%, due 11/20/65[2]	2,083,344	2,089,670
Trust 2015-H30, Class FA,
1 mo. USD LIBOR + 0.680%, 2.374%, due 08/20/61[2]	23,269	23,328
Trust 2015-H30, Class FB,
1 mo. USD LIBOR + 0.680%, 2.374%, due 03/20/62[2]	622	623
Trust 2016-118, Class IE, IO, 3.500%, due 09/20/46	73,197	11,858
Trust 2016-138, Class WI, IO, 1.594%, due 08/20/45[6]	373,802	12,466
Trust 2016-180, Class WI, IO, 1.566%, due 09/20/45[6] Trust 2016-84, Class KS, IO,	753,501	29,647
1 mo. USD LIBOR + 6.080%, 4.422%, due 11/20/45[2]	2,222,320	413,214
Trust 2016-H14, Class FA,
1 mo. USD LIBOR + 0.800%, 2.494%, due 06/20/66[2]	595,376	599,514
Trust 2017-15, Class WI, IO, 1.674%, due 11/20/45[6]	487,245	15,346
Trust 2017-57, Class WI, IO, 1.441%, due 12/20/45[6]	212,872	5,629
GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.119%, due 05/10/50	5,000,000	5,279,204
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1, 1 mo. USD LIBOR + 0.330%, 1.991%, due 12/25/34[2]	4,657	4,481
IndyMac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + 0.640%, 2.301%, due 02/25/35[2]	385,106	380,684
JP Morgan Alternative Loan Trust, Series 2008-R4, Class 2A1, 1 mo. USD LIBOR + 0.500%, 2.292%, due 06/27/37[1,2]	960,799	816,626
JP Morgan Mortgage Trust, Series 2019-6, Class A11, 1 mo. USD LIBOR + 0.900%, 2.561%, due 12/25/49[1,2]	6,568,795	6,568,241
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 3.832%, due 12/25/34[6]	157,269	160,386
Series 2004-A, Class A1, 1 mo. USD LIBOR + 0.460%, 2.121%, due 04/25/29[2]	35,406	34,785
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1,
1 mo. USD LIBOR + 0.320%, 1.981%, due 01/25/35[2]	32,159	31,406

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Mortgage-backed securities—(concluded)
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B,
1 mo. USD LIBOR + 0.230%, 2.430%, due 02/26/37[1,2]	$182,085	$163,694
Series 2013-R10, Class 3A, 1 mo. USD LIBOR + 0.310%, 2.412%, due 01/26/51[1,2]	150,843	150,744
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A,
1 year CMT + 0.500%, 2.050%, due 05/25/42[1,2]	3,304,588	3,043,886
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A, 1 mo. USD LIBOR + 0.450%, 2.116%, due 10/07/20[2]	776,566	777,778
Series 2010-R2, Class 2A, 1 mo. USD LIBOR + 0.470%, 2.136%, due 11/05/20[2]	450,229	450,293
Series 2011-R2, Class 1A,
1 mo. USD LIBOR + 0.400%, 2.092%, due 02/06/20[2]	164,353	164,353
Pepper Residential Securities Trust, Series 22-A, Class A1U, 1 mo. USD LIBOR + 1.000%, 2.654%, due 06/20/60[1,2]	3,154,810	3,161,744
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1, 1 mo. USD LIBOR + 0.500%, 2.161%, due 07/25/36[2]	297,221	248,541
Sequoia Mortgage Trust, Series 11, Class A, 1 mo. USD LIBOR + 0.900%, 2.558%, due 12/20/32[2]	258,808	258,706
Series 5, Class A, 1 mo. USD LIBOR + 0.700%, 2.008%, due 10/19/26[2]	62,676	62,127
Structured ARM Loan Trust, Series 2007-4, Class 1A2, 1 mo. USD LIBOR + 0.220%, 1.881%, due 05/25/37[2]	157,719	153,598
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.210%, 1.871%, due 04/25/36[2]	562,910	571,914
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 4.184%, due 04/25/45[6]	53,118	53,617
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A, 4.400%, due 09/25/33[6]	137,764	141,389
Total mortgage-backed securities (cost—$89,083,160)		90,159,880
	Face amount	Value
U.S. government agency obligations—136.0%
FHA GMAC 7.400%, due 02/01/21	$357	$358
FHA Reilly 6.896%, due 07/01/20	11,973	12,006
FHLMC 2.500%, due 01/01/31	240,379	246,572
2.500%, due 11/01/31	56,625	58,034
2.500%, due 07/01/32	159,697	162,964
2.500%, due 08/01/32	745,544	760,793
2.500%, due 09/01/32	941,715	960,984
2.500%, due 11/01/32	23,649	24,133
2.500%, due 12/01/32	842,667	859,930
2.500%, due 01/01/33	209,351	213,640
3.000%, due 01/01/33	2,616,542	2,704,671
3.000%, due 04/01/43	250,969	260,639
3.000%, due 05/01/43	190,412	197,671
3.000%, due 12/01/44	175,825	180,756
3.000%, due 04/01/45	1,252,839	1,300,439
3.000%, due 08/01/46	436,515	443,694
3.000%, due 12/01/46	1,561,712	1,613,395
3.500%, due 09/01/32	443,435	469,208
4.000%, due 01/01/37	241,599	258,194
4.000%, due 07/01/43	200,998	215,041
4.000%, due 04/01/44	195,963	215,043
4.000%, due 08/01/44	2,733,317	2,982,638
4.000%, due 04/01/47	454,106	478,010
4.000%, due 05/01/47	453,941	477,766
4.000%, due 08/01/47	737,287	809,481
4.000%, due 11/01/47	625,364	660,983
4.000%, due 01/01/48	1,566,749	1,651,921
4.000%, due 02/01/48	63,287	66,668
4.000%, due 03/01/48	42,825	45,086
4.000%, due 04/01/48	149,350	157,359
4.000%, due 06/01/48	435,632	466,645
4.000%, due 12/01/48	787,181	843,232
4.000%, due 10/01/49	1,951,241	2,038,950
4.500%, due 10/01/33	46,319	48,410
4.500%, due 09/01/34	871,578	915,615
4.500%, due 01/01/36	19,795	21,023
4.500%, due 05/01/37	5,790	6,206
4.500%, due 05/01/38	33,499	34,316
4.500%, due 11/01/48	304,252	322,844
5.000%, due 10/01/25	33,982	36,385
5.000%, due 11/01/27	6,481	6,934
5.000%, due 07/01/33	9,302	9,848
5.000%, due 09/01/33	159,790	175,641
5.000%, due 06/01/34	8,145	9,044
5.000%, due 04/01/35	32,324	34,629
5.000%, due 05/01/35	78,871	87,598
5.000%, due 07/01/35	147,782	163,956
5.000%, due 08/01/35	23,267	25,841
5.000%, due 10/01/35	19,890	22,089
5.000%, due 12/01/35	639	709
5.000%, due 07/01/38	235,653	261,204
5.000%, due 11/01/38	178,221	197,769
5.000%, due 06/01/39	44,484	49,400
5.000%, due 03/01/40	5,302	5,875

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
5.000%, due 07/01/40	$263,954	$291,965
5.000%, due 09/01/40	138,690	152,011
5.000%, due 11/01/40	233,643	257,494
5.000%, due 02/01/41	345,393	383,545
5.000%, due 03/01/41	21,835	24,143
5.000%, due 04/01/41	83,044	91,390
5.000%, due 05/01/41	145,367	161,469
5.000%, due 07/01/41	39,029	43,370
5.000%, due 08/01/44	59,458	65,990
5.000%, due 03/01/49	2,166,099	2,396,996
5.500%, due 06/01/28	1,245	1,344
5.500%, due 02/01/32	1,489	1,630
5.500%, due 12/01/32	2,991	3,329
5.500%, due 02/01/33	40,075	43,242
5.500%, due 05/01/33	560	613
5.500%, due 06/01/33	159,407	179,578
5.500%, due 12/01/33	38,848	42,797
5.500%, due 12/01/34	36,025	40,720
5.500%, due 06/01/35	576,919	652,056
5.500%, due 07/01/35	4,334	4,696
5.500%, due 10/01/35	130,940	142,950
5.500%, due 12/01/35	96,301	108,852
5.500%, due 06/01/36	324,915	367,097
5.500%, due 07/01/36	21,278	21,833
5.500%, due 12/01/36	547,111	615,061
5.500%, due 03/01/37	60,986	68,028
5.500%, due 07/01/37	60,477	64,017
5.500%, due 10/01/37	2,894	3,253
5.500%, due 04/01/38	104,011	117,060
5.500%, due 05/01/38	10,578	11,870
5.500%, due 12/01/38	1,983	2,226
5.500%, due 01/01/39	46,549	52,320
5.500%, due 09/01/39	138,078	155,340
5.500%, due 02/01/40	6,454	7,251
5.500%, due 03/01/40	6,233	6,996
5.500%, due 05/01/40	84,865	95,371
5.500%, due 03/01/41	92,395	103,892
6.000%, due 11/01/37	814,762	937,200
7.000%, due 08/01/25	127	137
FHLMC ARM 1 year CMT + 2.137%, 3.845%, due 01/01/28[2]	10,488	10,743
12 mo. USD LIBOR + 1.765%, 3.989%, due 11/01/36[2]	309,545	325,844
12 mo. USD LIBOR + 1.865%, 4.233%, due 11/01/41[2]	1,189,895	1,241,086
1 year CMT + 2.250%, 4.281%, due 09/01/34[2]	660,418	699,828
1 year CMT + 2.183%, 4.357%, due 04/01/29[2]	33,335	34,054
12 mo. USD LIBOR + 1.783%, 4.367%, due 10/01/39[2]	1,207,847	1,270,219
1 year CMT + 2.132%, 4.375%, due 11/01/27[2]	48,655	49,613
1 year CMT + 2.625%, 4.375%, due 01/01/30[2]	21,882	22,066
	Face amount	Value
U.S. government agency obligations—(continued)
1 year CMT + 2.282%, 4.466%, due 06/01/28[2]	$112,067	$117,221
1 year CMT + 2.446%, 4.468%, due 10/01/27[2]	74,508	78,019
1 year CMT + 2.224%, 4.486%, due 07/01/24[2]	41,236	42,129
1 year CMT + 2.303%, 4.498%, due 10/01/23[2]	6,213	6,332
1 year CMT + 2.415%, 4.509%, due 01/01/29[2]	73,432	77,068
1 year CMT + 2.364%, 4.535%, due 12/01/29[2]	15,838	16,488
1 year CMT + 2.258%, 4.545%, due 11/01/29[2]	118,184	122,886
1 year CMT + 2.415%, 4.567%, due 11/01/25[2]	59,034	61,652
1 year CMT + 2.467%, 4.677%, due 10/01/27[2]	78,881	82,670
1 year CMT + 2.282%, 4.776%, due 07/01/28[2]	54,096	56,269
FNMA 2.000%, due 05/01/28	164,351	165,760
2.000%, due 09/01/31	192,161	193,456
2.000%, due 11/01/31	397,734	400,128
2.000%, due 01/01/32	75,057	75,379
2.061%, due 03/25/49	5,791,998	5,767,434
2.500%, due 06/01/28	183,622	188,082
2.500%, due 07/01/28	1,385,230	1,417,566
2.500%, due 08/01/28	462,810	473,044
2.500%, due 09/01/30	30,465	31,198
2.500%, due 11/01/30	51,615	52,822
2.500%, due 01/01/33	457,399	465,399
2.500%, due 04/01/47	218,751	221,783
3.000%, due 11/01/26	447,422	462,314
3.000%, due 05/01/28	178,937	185,151
3.000%, due 02/01/30	274,452	283,967
3.000%, due 04/01/30	96,063	99,420
3.000%, due 05/01/30	99,519	103,003
3.000%, due 10/01/30	32,507	33,641
3.000%, due 04/01/31	2,007,178	2,087,621
3.000%, due 01/01/38	856,544	886,372
3.000%, due 04/01/38	993,011	1,027,682
3.000%, due 10/01/42	512,362	531,897
3.000%, due 01/01/43	1,906,578	1,979,287
3.000%, due 04/01/43	790,338	820,470
3.000%, due 05/01/43	814,011	845,759
3.000%, due 06/01/43	111,643	115,901
3.000%, due 09/01/43	1,049,797	1,092,219
3.000%, due 11/01/46	83,588	86,435
3.000%, due 12/01/46	6,422,762	6,666,829
3.000%, due 09/01/49	1,476,037	1,530,456
3.000%, due 12/01/49	791,891	809,958
3.000%, due 02/01/57	957,767	993,115
3.000%, due 05/01/58	1,313,153	1,361,560
3.500%, due 11/01/25	283,158	295,399
3.500%, due 08/01/29	55,650	58,503
3.500%, due 03/01/42	424,367	452,513

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 04/01/42	$47,430	$50,163
3.500%, due 12/01/42	1,497,816	1,601,144
3.500%, due 03/01/43	872,562	933,377
3.500%, due 07/01/43	319,757	339,011
3.500%, due 06/01/45	3,883,760	4,071,822
3.500%, due 08/01/45	83,300	87,275
3.500%, due 09/01/46	1,414,913	1,506,649
3.500%, due 08/01/47	457,769	483,319
3.500%, due 09/01/47	606,519	645,585
3.500%, due 11/01/47	884,519	931,887
3.500%, due 12/01/47	801,142	847,908
3.500%, due 02/01/48	446,305	473,079
3.500%, due 03/01/48	1,937,489	2,053,597
3.500%, due 06/01/56	1,378,435	1,458,779
3.500%, due 01/01/57	1,325,341	1,402,589
3.500%, due 01/01/59	2,198,487	2,325,933
3.575%, due 02/01/26	500,000	541,869
3.820%, due 01/01/29	500,000	570,882
4.000%, due 07/01/25	8,551	8,937
4.000%, due 09/01/25	3,778	3,950
4.000%, due 10/01/25	6,478	6,770
4.000%, due 11/01/25	8,824	9,226
4.000%, due 01/01/26	238,841	249,705
4.000%, due 02/01/26	565,200	591,877
4.000%, due 03/01/26	42,154	44,047
4.000%, due 04/01/26	1,103,442	1,156,420
4.000%, due 08/01/32	6,924	7,344
4.000%, due 06/01/33	155,847	165,300
4.000%, due 07/01/33	333,660	353,942
4.000%, due 08/01/33	2,482,814	2,660,291
4.000%, due 07/01/34	573,870	605,415
4.000%, due 07/01/35	1,695,287	1,825,629
4.000%, due 04/01/37	1,209,941	1,296,873
4.000%, due 03/01/38	859,218	928,389
4.000%, due 07/01/38	2,625,721	2,768,947
4.000%, due 08/01/38	793,996	844,940
4.000%, due 09/01/38	1,458,281	1,529,299
4.000%, due 05/01/39	126,725	136,791
4.000%, due 09/01/39	287,491	312,091
4.000%, due 09/01/40	2,748,375	2,959,683
4.000%, due 12/01/40	3,785,433	4,099,163
4.000%, due 04/01/41	879,538	950,176
4.000%, due 11/01/41	581,824	633,296
4.000%, due 12/01/41	811,463	884,491
4.000%, due 07/01/42	3,357,763	3,633,680
4.000%, due 09/01/42	4,978,227	5,430,300
4.000%, due 10/01/42	3,890,867	4,243,060
4.000%, due 07/01/43	337,259	354,637
4.000%, due 08/01/44	205,395	224,449
4.000%, due 12/01/44	43,032	45,899
4.000%, due 06/01/45	29,398	31,353
4.000%, due 08/01/45	2,534,034	2,702,852
4.000%, due 02/01/47	254,134	271,560
4.000%, due 03/01/47	119,907	125,967
4.000%, due 04/01/47	594,998	637,656
4.000%, due 05/01/47	689,554	734,997
4.000%, due 06/01/47	29,405	31,445
	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 09/01/47	$254,468	$265,699
4.000%, due 10/01/47	23,783	24,919
4.000%, due 11/01/47	63,345	66,859
4.000%, due 01/01/48	1,791,939	1,886,392
4.000%, due 02/01/48	656,594	700,540
4.000%, due 03/01/48	622,748	661,003
4.000%, due 04/01/48	369,061	388,210
4.000%, due 12/01/48	1,322,445	1,415,023
4.500%, due 06/01/29	19,514	20,656
4.500%, due 06/01/35	15,689	16,476
4.500%, due 12/01/38	432,785	473,326
4.500%, due 01/01/39	1,154	1,219
4.500%, due 03/01/39	8,868	9,693
4.500%, due 06/01/39	58,281	63,711
4.500%, due 07/01/39	2,768	2,929
4.500%, due 08/01/39	101,734	111,804
4.500%, due 10/01/39	4,498	4,927
4.500%, due 12/01/39	349,546	384,817
4.500%, due 01/01/40	3,342	3,702
4.500%, due 02/01/40	3,719	4,123
4.500%, due 03/01/40	68,673	75,710
4.500%, due 08/01/40	59,284	65,425
4.500%, due 11/01/40	390,522	434,194
4.500%, due 07/01/41	409,275	448,278
4.500%, due 08/01/41	707,931	787,763
4.500%, due 09/01/41	5,987	6,332
4.500%, due 01/01/42	1,905,089	2,102,337
4.500%, due 08/01/42	2,992	3,236
4.500%, due 09/01/43	277,707	308,462
4.500%, due 11/01/43	53,023	58,363
4.500%, due 07/01/44	275,783	304,175
4.500%, due 12/01/44	1,685	1,825
4.500%, due 09/01/48	862,249	928,898
4.500%, due 01/01/49	823,535	885,302
4.500%, due 04/01/59	1,497,627	1,641,756
5.000%, due 03/01/23	1,005	1,061
5.000%, due 05/01/23	40,912	43,193
5.000%, due 03/01/25	12,380	13,243
5.000%, due 03/01/33	14,917	15,553
5.000%, due 05/01/37	7,142	7,755
5.000%, due 09/01/37	26,900	28,554
5.000%, due 06/01/38	46,677	49,593
5.000%, due 06/01/48	418,088	456,653
5.000%, due 07/01/48	1,007,278	1,091,056
5.000%, due 10/01/48	825,095	888,031
5.000%, due 12/01/48	9,938	10,640
5.000%, due 01/01/49	107,487	115,200
5.000%, due 03/01/49	146,718	157,260
5.500%, due 11/01/32	46,674	50,258
5.500%, due 12/01/33	1,173	1,300
5.500%, due 04/01/34	24,524	26,990
5.500%, due 01/01/35	115,588	124,425
5.500%, due 04/01/36	81,288	87,550
5.500%, due 05/01/37	160,769	180,987
5.500%, due 07/01/37	92,592	104,107
5.500%, due 06/01/38	107,766	119,365
5.500%, due 11/01/39	292,166	328,262

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
5.500%, due 07/01/40	$401,631	$451,315
5.500%, due 02/01/42	219,714	246,907
6.000%, due 11/01/21	12,772	12,988
6.000%, due 01/01/23	43,199	43,631
6.000%, due 03/01/23	55,742	57,568
6.000%, due 11/01/26	16,151	17,787
6.000%, due 12/01/32	9,938	11,438
6.000%, due 02/01/33	26,764	30,109
6.000%, due 09/01/34	86,050	95,973
6.000%, due 05/01/35	34,148	37,729
6.000%, due 06/01/35	13,179	15,132
6.000%, due 07/01/35	34,490	38,225
6.000%, due 09/01/35	1,327	1,526
6.000%, due 01/01/36	25,351	29,151
6.000%, due 06/01/36	222	245
6.000%, due 09/01/36	30,036	34,534
6.000%, due 10/01/36	15,763	18,026
6.000%, due 12/01/36	105,348	121,097
6.000%, due 03/01/37	13,998	16,092
6.000%, due 10/01/37	32,661	35,848
6.000%, due 11/01/38	303,226	348,926
6.000%, due 05/01/39	39,003	44,889
6.000%, due 11/01/40	430,309	495,304
6.500%, due 10/01/36	326,450	365,336
6.500%, due 02/01/37	3,289	3,780
6.500%, due 07/01/37	31,016	34,377
6.500%, due 08/01/37	27,442	30,416
6.500%, due 09/01/37	37,167	41,636
6.500%, due 12/01/37	78,082	90,580
6.500%, due 08/01/38	1,113	1,249
6.500%, due 05/01/40	870,856	1,017,366
7.500%, due 11/01/26	11,033	11,085
8.000%, due 11/01/26	3,713	3,732
9.000%, due 02/01/26	6,879	6,942
FNMA ARM
12 mo. MTA + 1.200%, 3.346%, due 03/01/44[2]	146,132	147,281
1 year CMT + 2.083%, 3.795%, due 02/01/26[2]	21,592	21,714
1 year CMT + 2.250%, 4.000%, due 02/01/30[2]	3,203	3,231
1 year CMT + 2.102%, 4.049%, due 05/01/30[2]	26,302	27,183
1 year CMT + 2.283%, 4.066%, due 05/01/35[2]	167,613	177,028
1 year CMT + 2.095%, 4.095%, due 09/01/26[2]	594	598
1 year CMT + 2.507%, 4.157%, due 12/01/27[2]	14,948	15,414
12 mo. USD LIBOR + 1.731%, 4.288%, due 05/01/38[2]	1,106,090	1,159,707
1 year CMT + 2.220%, 4.410%, due 10/01/37[2]	1,791,464	1,887,741
1 year CMT + 2.059%, 4.461%, due 09/01/41[2]	409,236	429,407
12 mo. USD LIBOR + 1.790%, 4.505%, due 02/01/42[2]	218,320	225,897
	Face amount	Value
U.S. government agency obligations—(continued)
1 year CMT + 2.237%, 4.536%, due 01/01/36[2]	$380,559	$401,414
1 year CMT + 2.325%, 4.825%, due 03/01/25[2]	19,795	20,054
GNMA 3.000%, due 11/15/42	82,410	85,128
3.000%, due 02/15/43[7]	551,886	570,125
3.000%, due 05/15/43	1,096,376	1,131,020
3.000%, due 06/15/43	373,851	385,464
3.000%, due 07/15/43	104,059	107,343
3.000%, due 01/15/45	349,464	360,129
3.000%, due 02/15/45	42,854	44,197
3.000%, due 07/15/45	583,390	601,711
3.000%, due 10/15/45	932,102	962,430
3.500%, due 11/15/42	684,315	715,965
3.500%, due 03/15/45	284,739	307,896
3.500%, due 04/15/45	626,901	660,174
4.000%, due 12/15/41	1,209,858	1,299,658
4.000%, due 01/15/47	127,029	135,115
4.000%, due 02/15/47	721,072	761,745
4.000%, due 04/15/47	1,055,013	1,117,364
4.000%, due 05/15/47	125,484	132,717
4.000%, due 06/15/47	115,042	121,329
4.000%, due 07/15/47	151,248	159,477
4.000%, due 08/15/47	216,342	228,813
4.000%, due 12/15/47	50,318	53,109
4.500%, due 09/15/39	523,521	575,990
4.500%, due 06/15/40	253,598	277,520
4.500%, due 12/15/45	27,859	30,631
4.500%, due 07/15/46	8,153	8,896
4.500%, due 08/15/46	9,873	10,695
4.500%, due 09/15/46	192,041	207,672
4.500%, due 10/15/46	484,362	530,076
4.500%, due 01/15/47	726,129	794,021
5.000%, due 12/15/34	73,483	78,964
5.000%, due 04/15/38	74,180	80,203
5.000%, due 08/15/39	77,259	83,020
5.000%, due 12/15/39	6,133	6,849
5.000%, due 05/15/40	237,734	265,562
5.000%, due 09/15/40	3,380	3,632
5.000%, due 05/15/41	35,597	38,252
5.500%, due 08/15/35	21,555	24,213
5.500%, due 02/15/38	2,137	2,399
5.500%, due 04/15/38	190,761	214,144
5.500%, due 05/15/38	214,618	241,184
5.500%, due 06/15/38	95,750	107,436
5.500%, due 10/15/38	514,374	577,341
5.500%, due 11/15/38	31,923	35,843
5.500%, due 12/15/38	5,974	6,708
5.500%, due 03/15/39	31,401	33,731
5.500%, due 05/15/39	46,561	52,276
5.500%, due 09/15/39	237,149	266,197
5.500%, due 01/15/40	4,690	5,149
5.500%, due 03/15/40	289,694	323,803
6.500%, due 02/15/29	509	562
6.500%, due 01/15/36	10,267	11,331
6.500%, due 09/15/36	117,405	129,582

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
6.500%, due 02/15/37	$10,457	$12,026
6.500%, due 04/15/37	5,132	5,664
6.500%, due 01/15/38	6,126	6,836
6.500%, due 06/15/38	26,608	30,724
6.500%, due 07/15/38	5,861	6,468
6.500%, due 11/15/38	5,219	6,331
7.500%, due 08/15/21	46	46
8.000%, due 02/15/23	130	136
10.500%, due 07/15/20	9	9
10.500%, due 08/15/20	1,422	1,426
GNMA II 3.000%, due 09/20/47	1,807,752	1,870,146
3.000%, due 02/20/50	6,493,932	6,678,821
3.500%, due 04/20/45	9,981	10,537
3.500%, due 11/20/45	606,998	639,720
3.500%, due 04/20/46	741,973	776,442
3.500%, due 05/20/46	1,443,452	1,498,498
3.500%, due 04/20/47	536,779	565,920
3.500%, due 07/20/47	4,690,375	4,921,457
3.500%, due 08/20/47	465,693	494,301
3.500%, due 09/20/47	184,357	194,880
3.500%, due 11/20/47	623,588	655,478
3.500%, due 12/20/47	123,074	130,617
3.500%, due 01/20/48	2,889,610	3,051,603
3.500%, due 02/20/48	2,370,653	2,505,039
3.500%, due 03/20/48	3,946,803	4,129,435
3.500%, due 09/20/48	2,480,742	2,570,248
3.500%, due 12/20/49	10,776,403	11,173,524
3.500%, due 01/20/50	700,000	726,417
3.750%, due 05/20/30	520,441	542,022
4.000%, due 12/20/40	536,821	556,020
4.000%, due 07/20/41	48,761	50,592
4.000%, due 03/20/47	1,224,370	1,285,277
4.000%, due 12/20/47	67,611	74,672
4.000%, due 01/20/48	186,335	205,883
4.000%, due 03/20/48	450,747	479,735
4.000%, due 04/20/48	1,028,259	1,084,483
4.000%, due 05/20/48	262,613	279,201
4.000%, due 06/20/48	334,585	359,733
4.000%, due 07/20/48	115,596	125,354
4.000%, due 07/20/49	2,733,978	2,837,269
4.000%, due 09/20/49	6,868,848	7,165,893
4.000%, due 10/20/49	12,346,728	12,894,967
4.500%, due 10/20/44	423,162	444,364
4.500%, due 02/20/45	392,878	408,767
4.500%, due 08/20/45	223,287	241,076
4.500%, due 02/20/46	194,325	203,905
4.500%, due 04/20/48	117,421	124,364
4.500%, due 05/20/48	349,125	368,537
4.500%, due 06/20/48	893,860	946,259
4.500%, due 10/20/48	491,925	520,205
4.500%, due 07/20/49	476,336	500,417
5.000%, due 12/20/33	182,861	202,433
5.000%, due 01/20/34	94,611	105,108
5.000%, due 02/20/38	119,434	132,705
5.000%, due 04/20/38	147,730	164,191
5.000%, due 08/20/41	17,703	19,639
	Face amount	Value
U.S. government agency obligations—(continued)
5.000%, due 12/20/42	$25,298	$28,106
5.000%, due 08/20/43	2,185,403	2,424,106
5.000%, due 09/20/48	407,169	436,425
5.000%, due 10/20/48	464,423	494,922
5.000%, due 11/20/48	332,263	348,392
5.000%, due 12/20/48	1,305,942	1,387,860
5.500%, due 09/20/48	202,171	214,915
6.000%, due 10/20/38	4,259	4,827
6.500%, due 09/20/32	2,660	2,943
6.500%, due 11/20/38	10,672	11,155
6.500%, due 12/20/38	5,151	5,453
7.000%, due 03/20/28	37,470	37,807
9.000%, due 04/20/25	4,524	4,948
9.000%, due 12/20/26	2,382	2,469
9.000%, due 01/20/27	7,878	7,973
9.000%, due 09/20/30	979	982
9.000%, due 10/20/30	3,169	3,273
9.000%, due 11/20/30	4,044	4,057
GNMA II ARM
1 year CMT + 1.500%, 3.125%, due 11/20/21[2]	2,502	2,498
1 year CMT + 1.500%, 3.125%, due 10/20/30[2]	11,081	11,116
1 year CMT + 1.500%, 3.250%, due 09/20/21[2]	15,745	15,803
1 year CMT + 1.500%, 3.250%, due 08/20/25[2]	8,869	9,044
1 year CMT + 1.500%, 3.250%, due 09/20/25[2]	12,055	12,412
1 year CMT + 1.500%, 3.250%, due 08/20/26[2]	12,871	13,293
1 year CMT + 1.500%, 3.250%, due 09/20/26[2]	2,082	2,120
1 year CMT + 1.500%, 3.250%, due 07/20/27[2]	5,060	5,238
1 year CMT + 1.500%, 3.250%, due 08/20/27[2]	16,032	16,156
1 year CMT + 1.500%, 3.250%, due 07/20/30[2]	57,432	59,185
1 year CMT + 1.500%, 3.250%, due 08/20/30[2]	61,440	63,898
1 year CMT + 1.500%, 3.875%, due 06/20/22[2]	13,454	13,530
1 year CMT + 1.500%, 3.875%, due 04/20/24[2]	37,466	37,543
1 year CMT + 1.500%, 3.875%, due 05/20/25[2]	22,347	22,702
1 year CMT + 1.500%, 3.875%, due 06/20/25[2]	9,892	9,980
1 year CMT + 1.500%, 3.875%, due 04/20/26[2]	61,912	62,026
1 year CMT + 1.500%, 3.875%, due 06/20/26[2]	25,923	26,459
1 year CMT + 1.500%, 3.875%, due 04/20/27[2]	15,964	16,059
1 year CMT + 1.500%, 3.875%, due 04/20/30[2]	9,883	10,245

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
U.S. government agency obligations—(concluded)
1 year CMT + 1.500%, 3.875%, due 05/20/30[2]	$250,371	$259,565
1 year CMT + 1.500%, 4.000%, due 01/20/23[2]	12,895	13,098
1 year CMT + 1.500%, 4.000%, due 03/20/23[2]	5,441	5,462
1 year CMT + 1.500%, 4.000%, due 01/20/24[2]	19,505	19,603
1 year CMT + 1.500%, 4.000%, due 01/20/25[2]	2,485	2,542
1 year CMT + 1.500%, 4.000%, due 02/20/25[2]	4,243	4,246
1 year CMT + 1.500%, 4.000%, due 03/20/25[2]	8,668	8,741
1 year CMT + 1.500%, 4.000%, due 03/20/26[2]	6,661	6,706
1 year CMT + 1.500%, 4.000%, due 01/20/27[2]	57,150	57,286
1 year CMT + 1.500%, 4.000%, due 02/20/27[2]	4,487	4,524
1 year CMT + 1.500%, 4.000%, due 01/20/28[2]	6,608	6,814
1 year CMT + 1.500%, 4.000%, due 02/20/28[2]	4,552	4,578
GNMA TBA 4.000%	2,500,000	2,628,125
4.500%	2,000,000	2,140,000
GNMA II TBA 2.500%	1,000,000	1,015,578
3.000%	13,350,000	13,710,969
3.500%	25,450,000	26,229,406
4.000%	2,350,000	2,438,309
4.500%	1,950,000	2,051,766
UMBS TBA 2.500%	21,250,000	21,454,933
3.000%	45,950,000	46,931,460
3.000%[7]	14,900,000	15,337,625
3.500%[7]	28,950,000	29,884,259
4.000%	23,200,000	24,242,085
4.000%[7]	11,250,000	11,750,747
4.500%	2,400,000	2,538,108
4.500%[7]	2,900,000	3,067,656
5.000%	5,000,000	5,357,891
6.000%	1,000,000	1,102,773
Total U.S. government agency obligations (cost—$461,808,806)		467,234,911
	Number of shares
Short-term investments—0.7%
Investment companies—0.7%
State Street Institutional U.S. Government Money Market Fund (cost—$2,265,561)	2,265,561	2,265,561
	Face amount	Value
Short-term U.S. treasury obligations—0.0%†,8
U.S. Treasury Bills 1.536%, due 04/30/20[7] (cost—$60,773)	$61,000	$60,773
Repurchase agreements—0.6%
Repurchase agreement dated 01/31/20 with BNP Paribas Securities Corp., 1.640% due 02/03/20, collateralized by $2,174,713 Government National Mortgage Association obligations, 4.000% due 01/20/49; (value—$2,256,591); proceeds: $2,200,301 (cost—$2,200,000)	2,200,000	2,200,000

	Number of contracts	Notional amount
Options purchased—0.0%†
Call options—0.0%†
U.S. Treasury Note 10 Year Futures, strike @ $144.50, expires 02/21/20	1,500	USD	216,750	150
U.S. Treasury Note 10 Year Futures, strike @ $146.50, expires 02/21/20	500	USD	73,250	50
Total options purchased (cost—$1,720)				200
Swaptions purchased—0.0%†
Put swaptions—0.0%†
3 Month USD LIBOR Interest Rate Swap, strike @ 1.835%, expires 02/05/20 (Counterparty BOA; receive fixed rate); underlying swap terminates 02/07/25	4,000	USD	400,000	0
3 Month USD LIBOR Interest Rate Swap, strike @ 1.860%, expires 02/05/20 (Counterparty BNP; receive fixed rate); underlying swap terminates 02/07/30	12,000	USD	1,200,000	1

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.750%, expires 12/15/20 (Counterparty DB; receive fixed rate); underlying swap terminates 12/17/30	20,000	USD	2,000,000	$2,025
3 Month USD LIBOR Interest Rate Swap, strike @ 2.750%, expires 12/15/20 (Counterparty JPMCB; receive fixed rate); underlying swap terminates 12/17/30	20,000	USD	2,000,000	9,618
Total swaptions purchased (cost—$34,925)				11,644

Total investments before
investments sold short
(cost—$609,037,149)—179.5%    616,366,879

	Face amount	Value
Investments sold short—(4.9)%
U.S. government agency obligations—(4.9)%
GNMA TBA 3.000%	$(500,000)	$(514,113)
UMBS TBA 3.000%	(2,200,000)	(2,248,436)
3.500%	(7,300,000)	(7,536,109)
4.000%	(1,150,000)	(1,201,188)
4.500%	(2,900,000)	(3,067,656)
5.500%	(2,000,000)	(2,155,990)
Total investments sold short (proceeds—$16,702,047)		(16,723,492)
Liabilities in excess of other assets—(74.6)%		(256,211,261)
Net assets—100.0%		$343,432,126

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Schedule of investments as well as the tables that follow, please refer to page 262.

	Face amount	Value
Reverse repurchase agreements—15.3%
Reverse repurchase agreement dated 01/10/20 with JP Morgan Chase Securities LLC, 1.750%, to be repurchased 02/12/20 for $(7,026,253), collateralized by Government National Mortgage Association obligations, 4.000% due 10/20/49; (value—$(7,229,235))	$(7,015,000)	$7,015,000
Reverse repurchase agreement dated 01/14/20 with Bank of America Securities, 1.760%, to be repurchased 02/12/20 for $(45,436,327), collateralized by Federal Home Loan Mortgage Corp. obligation, 4.000% due 08/01/44, Federal National Mortgage Association obligations, 3.000% - 4.000% due 08/01/33 - 12/01/46 and Government National Mortgage Association obligations, 3.500% - 5.000% due 08/20/43 - 07/20/49; (value—$(47,108,585))	(45,372,000)	45,372,000
Total reverse repurchase agreements (cost—$(52,387,000))		$52,387,000

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Options written

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	997,100	1,000,000	FNMA TBA, 2.500%, strike @ 99.71	02/05/20	$1,250	$(10,601)	$(9,351)
USD	1,504,500	1,500,000	FNMA TBA, 2.500%, strike @ 100.30	02/05/20	2,930	(7,567)	(4,637)
USD	1,202,400	1,200,000	FNMA TBA, 2.500%, strike @ 100.20	03/05/20	1,875	(8,555)	(6,680)
USD	1,002,700	1,000,000	FNMA TBA, 2.500%, strike @ 100.27	03/05/20	1,562	(6,686)	(5,124)
USD	2,504,750	2,500,000	FNMA TBA, 2.500%, strike @ 100.19	03/05/20	3,906	(18,105)	(14,199)
USD	2,003,800	2,000,000	FNMA TBA, 2.500%, strike @ 100.19	03/05/20	3,125	(14,484)	(11,359)
USD	1,002,700	1,000,000	FNMA TBA, 2.500%, strike @ 100.27	03/05/20	1,562	(6,686)	(5,124)
USD	1,012,200	1,000,000	FNMA TBA, 2.500%, strike @ 101.22	04/08/20	1,563	(2,848)	(1,285)
USD	1,509,600	1,500,000	FNMA TBA, 2.500%, strike @ 100.64	04/08/20	2,461	(8,338)	(5,877)
USD	1,507,050	1,500,000	FNMA TBA, 2.500%, strike @ 100.47	04/08/20	2,461	(9,858)	(7,397)
USD	1,009,000	1,000,000	FNMA TBA, 2.500%, strike @ 100.90	04/08/20	3,008	(3,008)	—
USD	505,000	500,000	FNMA TBA, 2.500%, strike @ 101.00	04/08/20	781	(1,872)	(1,091)
USD	1,516,950	1,500,000	FNMA TBA, 2.500%, strike @ 101.13	04/08/20	2,285	(4,771)	(2,486)
USD	997,700	1,000,000	FNMA TBA, 20.000%, strike @ 99.77	02/05/20	1,328	(10,060)	(8,732)
USD	1,017,700	1,000,000	FNMA TBA, 3.000%, strike @ 101.77	02/05/20	1,758	(4,983)	(3,225)
USD	1,017,900	1,000,000	FNMA TBA, 3.000%, strike @ 101.79	02/05/20	1,875	(4,836)	(2,961)
USD	1,017,800	1,000,000	FNMA TBA, 3.000%, strike @ 101.78	02/05/20	1,563	(4,910)	(3,347)
USD	1,017,700	1,000,000	FNMA TBA, 3.000%, strike @ 101.77	02/05/20	1,602	(5,057)	(3,455)
USD	1,022,700	1,000,000	FNMA TBA, 3.000%, strike @ 102.27	03/05/20	625	(2,158)	(1,533)
USD	2,049,000	2,000,000	FNMA TBA, 3.000%, strike @ 102.45	03/05/20	937	(2,517)	(1,580)
USD	1,026,600	1,000,000	FNMA TBA, 3.500%, strike @ 102.66	02/05/20	1,953	(5,748)	(3,795)
	Total				$40,410	$(143,648)	$(103,238)
		Put options
USD	495,000	500,000	FNMA TBA, 2.500%, strike @ 99.00	04/08/20	$1,211	$(836)	$375
USD	992,200	1,000,000	FNMA TBA, 2.500%, strike @ 99.22	04/08/20	2,187	(1,946)	241
USD	1,001,400	1,000,000	FNMA TBA, 3.000%, strike @ 100.14	02/05/20	1,641	—	1,641
USD	998,100	1,000,000	FNMA TBA, 3.000%, strike @ 99.81	02/05/20	2,852	—	2,852
USD	1,500,900	1,500,000	FNMA TBA, 3.000%, strike @ 100.06	02/05/20	2,168	—	2,168
USD	998,000	1,000,000	FNMA TBA, 3.000%, strike @ 99.80	02/05/20	1,445	—	1,445
USD	998,100	1,000,000	FNMA TBA, 3.000%, strike @ 99.81	02/05/20	1,484	—	1,484
USD	1,510,350	1,500,000	FNMA TBA, 3.000%, strike @ 100.69	02/05/20	4,336	(1)	4,335
USD	998,100	1,000,000	FNMA TBA, 3.000%, strike @ 99.81	02/05/20	2,617	—	2,617
USD	1,007,000	1,000,000	FNMA TBA, 3.000%, strike @ 100.70	02/05/20	2,891	(1)	2,890
USD	998,400	1,000,000	FNMA TBA, 3.000%, strike @ 99.84	02/05/20	2,852	—	2,852
USD	1,106,710	1,100,000	FNMA TBA, 3.000%, strike @ 100.61	03/05/20	1,418	(480)	938
USD	1,002,700	1,000,000	FNMA TBA, 3.000%, strike @ 100.27	03/05/20	1,133	(302)	831
USD	2,010,600	2,000,000	FNMA TBA, 3.000%, strike @ 100.53	03/05/20	2,500	(802)	1,698
USD	2,009,000	2,000,000	FNMA TBA, 3.000%, strike @ 100.45	03/05/20	2,187	(738)	1,449
	Total				$32,922	$(5,106)	$27,816
	Total options written				$73,332	$(148,754)	$(75,422)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. treasury futures sell contracts:
243	USD	U.S. Treasury Note 10 Year Futures	March 2020	$(31,475,387)	$(31,992,469)	$(517,082)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
USD	5,100	12/19/23	Quarterly	2.750%	3 Month USD LIBOR	$(278,853)	$(332,976)
USD	2,900	06/19/26	Quarterly	3.000	3 Month USD LIBOR	(293,642)	(176,990)
USD	1,100	12/18/26	Quarterly	2.750	3 Month USD LIBOR	(100,128)	(41,513)
USD	1,100	01/16/50	Quarterly	1.625	3 Month USD LIBOR	19,302	16,392
USD	3,600	02/03/50	Quarterly	1.625	3 Month USD LIBOR	62,378	53,147
USD	700	01/15/50	Quarterly	2.000	3 Month USD LIBOR	(51,623)	(46,646)
USD	4,100	01/22/50	Quarterly	1.750	3 Month USD LIBOR	(53,227)	(29,198)
USD	700	02/07/50	Quarterly	1.875	3 Month USD LIBOR	(30,470)	(30,597)
USD	3,100	10/16/28	Semi-Annual	3 Month USD LIBOR	3.183%	474,871	474,871
USD	2,000	12/18/29	Semi-Annual	3 Month USD LIBOR	1.500	3,025	64,148
USD	3,200	06/17/30	Semi-Annual	3 Month USD LIBOR	1.250	(69,617)	101,782
	Total					$(317,984)	$52,420

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[8]	Payments received by the Portfolio[8]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
DB	USD	1,033	01/12/38	Monthly	1 Month USD LIBOR	6.500%	$3,302	$(3,302)	$—
DB	USD	402	01/12/39	Monthly	1 Month USD LIBOR	5.500	107	(1,164)	(1,057)
							$3,409	$(4,466)	$(1,057)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$54,073,777	$360,133	$54,433,910
Mortgage-backed securities	—	90,159,880	—	90,159,880
U.S. government agency obligations	—	467,234,911	—	467,234,911
Short-term investments	—	2,265,561	—	2,265,561
Short-term U.S. treasury obligations	—	60,773	—	60,773
Repurchase agreements	—	2,200,000	—	2,200,000
Options purchased	200	—	—	200
Swaptions purchased	—	11,644	—	11,644
Reverse repurchase agreements	—	52,387,000	—	52,387,000
Swap agreements	—	559,576	—	559,576
Total	$200	$668,953,122	$360,133	$669,313,455
Liabilities
Investments sold short	$—	$(16,723,492)	$—	$(16,723,492)
Options written	—	(148,754)	—	(148,754)
Futures contracts	(517,082)	—	—	(517,082)
Swap agreements	—	(882,026)	—	(882,026)
Total	$(517,082)	$(17,754,272)	$—	$(18,271,354)

At January 31, 2020, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05%

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $72,212,197, represented 21.0% of the Fund's net assets at period end.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

6  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

7  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

8  Rate shown is the discount rate at the date of purchase unless otherwise noted.

9  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 3.96% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Aggregate Bond Index (the "benchmark") returned 4.20%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 33. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio modestly outperformed its benchmark during the reporting period. The relative outperformance was spread across a diverse set of factors. The largest contributors were the Portfolio's agency mortgage positioning and selection and investment-grade (IG) credit positioning and security selection. Within agency mortgages, the Portfolio moved to an overweight position early in the period and mortgages performed well in the fourth quarter of 2019. Agency mortgage valuations looked attractive relative to credit after the spike in refinancing in the third quarter 2019. Within IG credit, the Portfolio held an underweight position generally from a spread duration perspective, but security selection within industrials was the main driver of positive performance. Yield curve positioning also contributed to returns. The largest detractor from performance was a small allocation to Argentina in August 2019. The Portfolio's allocation to Treasury Inflation-Protected Securities (TIPS) also detracted from performance as the risk-off tone in the market in August 2019 and January 2020 pushed inflation expectations lower. The Portfolio continues to hold allocations to TIPS and high-yield credit, as well as overweight positions in agency residential mortgage-backed securities and securitized products. The Portfolio is underweight duration and IG credit on a spread duration basis.

Derivatives were primarily used to adjust the Portfolio's duration and yield curve exposure, as well as to hedge risk. We believe derivatives are generally beneficial to performance, as they help us manage the portfolio more efficiently. Over the period, the following kinds of derivatives were the most commonly used. Interest rate swaps are the most common type of swaps and were useful in adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide protection against a particular issuer or basket of issuers defaulting, or as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on interest rate swaps (swaptions) were used to hedge convexity, as well as to take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy or sell a currency at a specified price for a

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

BlackRock: Akiva Dickstein and Harrison Segall

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

PACE Intermediate Fixed Income Investments

Subadvisor's comments – concluded

specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions. Futures were useful in managing exposure to interest rates by adding duration or subtracting it from a portfolio at particular points on the yield curve. Derivatives were used in conjunction with other existing positions to create our desired positioning, so performance attribution cannot be isolated. Derivative positions benefited the portfolio by allowing it to more precisely manage duration and yield curve risk and to hedge currency risk from non-US dollar bonds.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.75%	8.87%	2.62%	2.71%
Class Y2	3.88	9.14	2.88	2.96
Class P3	3.96	9.22	2.90	2.96
After deducting maximum sales charge
Class A1	(0.11)	4.76	1.85	2.31
Bloomberg Barclays US Aggregate Bond Index[4]	4.20	9.64	3.01	3.79

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.08%	8.31%	2.48%	2.66%
Class Y2	2.21	8.58	2.74	2.92
Class P3	2.20	8.66	2.76	2.93
After deducting maximum sales charge
Class A1	(1.72)	4.27	1.70	2.27

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, supplemented from time to time, were as follows: Class A—1.05% and 0.91%; Class Y—0.98% and 0.66%; and Class P—0.86% and 0.66% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.91%; Class Y—0.66%; and Class P—0.66% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Intermediate Fixed Income Investments

Portfolio statistics—January 31, 2020 (unaudited)

Characteristics
Weighted average duration	5.32 yrs.
Weighted average maturity	7.63 yrs.
Average coupon	7.74%
Top ten holdings[1]	Percentage of net assets
FNMA, 3.500% due 12/01/43	3.8%
U.S. Treasury Notes, 1.625% due 12/31/21	2.5
U.S. Treasury Bonds, 3.000% due 02/15/47	2.2
UMBS TBA, 4.000%	2.2
U.S. Treasury Notes, 1.625% due 10/31/26	2.1
GNMA, 3.500% due 03/20/46	1.9
UMBS, 3.000% due 03/01/47	1.7
UMBS TBA, 3.000%	1.7
U.S. Treasury Notes, 1.500% due 10/31/24	1.6
UMBS TBA, 3.500%	1.6
Total	21.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	87.2%
United Kingdom	1.6
France	1.4
Japan	1.4
Netherlands	1.3
Total	92.9%
Asset allocation[1]	Percentage of net assets
Corporate bonds	35.8%
U.S. government agency obligations	35.1
U.S. treasury obligations	22.8
Mortgage-backed securities	7.9
Asset-backed securities	3.5
Non-U.S. government agency obligations	1.8
Short-term investments	1.2
Commercial paper	0.6
Municipal bonds	0.6
Options and swaptions purchased	0.5
Investments sold short	(10.5)
Cash equivalents and liabilities in excess of other assets	0.7
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Asset-backed securities—3.5%
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.678%, due 12/17/36[1]	$459,227	$486,524
B2R Mortgage Trust, Series 2015-2, Class A, 3.336%, due 11/15/48[1]	135,863	136,244
Chesapeake Funding II LLC, Series 2018-1A, Class A1, 3.040%, due 04/15/30[1]	744,952	755,066
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 1 mo. USD LIBOR + 0.620%, 2.273%, due 04/22/26[2]	650,000	654,724
Cloud Pass-Through Trust, Series 2019-1A, 3.554%, due 12/05/22[1,3]	1,777,182	1,798,508
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, due 11/15/28[1]	630,000	636,156
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.500%, due 01/25/30[1]	34,701	33,904
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + 0.240%, 1.901%, due 10/25/34[1,2]	58,632	58,623
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A, 2.730%, due 04/25/28[1]	77,062	77,589
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M5, 1 mo. USD LIBOR + 1.575%, 3.236%, due 01/25/35[2]	59,064	59,408
Ford Credit Floorplan Master Owner Trust A, Series 2019-2, Class A, 3.060%, due 04/15/26	870,000	914,730
Series 2019-4, Class A, 2.440%, due 09/15/26	810,000	833,577
Fremont Home Loan Trust, Series 2005-2, Class M2, 1 mo. USD LIBOR + 0.720%, 2.381%, due 06/25/35[2]	3,356	3,359
Lehman XS Trust, Series 2005-6, Class 1A1, 1 mo. USD LIBOR + 0.520%, 2.181%, due 11/25/35[2]	133,186	110,620
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2B, 1 mo. USD LIBOR + 1.050%, 2.726%, due 12/15/59[1,2]	420,000	423,056
Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, due 12/15/59[1]	100,000	104,471
Nissan Master Owner Trust Receivables, Series 2019-A, Class A, 1 mo. USD LIBOR + 0.560%, 2.236%, due 02/15/24[2]	680,000	683,123
	Face amount	Value
Asset-backed securities—(concluded)
Series 2019-B, Class A, 1 mo. USD LIBOR + 0.430%, 2.106%, due 11/15/23[2]	$410,000	$411,102
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3, 1 mo. USD LIBOR + 0.280%, 1.941%, due 05/25/36[2]	28,894	28,913
Sesac Finance LLC, Series 2019-1, Class A2, 5.216%, due 07/25/49[1]	119,400	126,240
SMB Private Education Loan Trust, Series 2016-A, Class A2A, 2.700%, due 05/15/31[1]	64,811	65,628
Series 2016-C, Class A2A, 2.340%, due 09/15/34[1]	390,931	394,330
Series 2017-B, Class A2A, 2.820%, due 10/15/35[1]	324,520	329,812
Series 2017-B, Class A2B, 1 mo. USD LIBOR + 0.750%, 2.426%, due 10/15/35[1,2]	187,880	187,955
Series 2018-A, Class A2B, 1 mo. USD LIBOR + 0.800%, 2.476%, due 02/15/36[1,2]	575,000	576,740
Series 2018-B, Class A2A, 3.600%, due 01/15/37[1]	690,000	720,223
Series 2018-C, Class A2B, 1 mo. USD LIBOR + 0.750%, 2.426%, due 11/15/35[1,2]	755,000	755,938
SoFi Professional Loan Program LLC, Series 2015-C, Class A2, 2.510%, due 08/25/33[1]	201,844	203,357
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, 3.411%, due 08/25/36[1,2]	48,154	48,775
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, 2.861%, due 06/25/33[1,2]	39,846	40,118
Series 2018-A, Class A2A, 2.390%, due 02/25/42[1]	156,106	156,405
Series 2018-A, Class A2B, 2.950%, due 02/25/42[1]	270,000	276,327
Total asset-backed securities (cost—$11,878,123)		12,091,545
Commercial paper—0.6%
Boeing Co./The 2.247%, due 03/04/20 (cost—$1,996,089)	2,000,000	1,996,089
Corporate bonds—35.8%
Advertising—0.0%†
Interpublic Group of Cos., Inc./The 3.500%, due 10/01/20	75,000	75,793
3.750%, due 10/01/21	30,000	30,922
		106,715

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Aerospace & defense—1.2%
BAE Systems Holdings, Inc. 2.850%, due 12/15/20[1]	$300,000	$302,214
3.800%, due 10/07/24[1]	145,000	155,761
3.850%, due 12/15/25[1]	121,000	131,334
Boeing Co./The 3.200%, due 03/01/29	17,000	17,910
3.625%, due 03/01/48	8,000	8,325
L3Harris Technologies, Inc. 3.832%, due 04/27/25	34,000	36,841
3.850%, due 06/15/23[1]	60,000	63,773
3.850%, due 12/15/26[1]	320,000	353,137
4.400%, due 06/15/28	212,000	242,529
4.854%, due 04/27/35	5,000	6,152
Lockheed Martin Corp. 3.600%, due 03/01/35	116,000	132,116
4.070%, due 12/15/42	100,000	120,620
6.150%, due 09/01/36	11,000	15,654
Northrop Grumman Corp. 2.080%, due 10/15/20	130,000	130,284
2.930%, due 01/15/25	749,000	784,139
3.250%, due 01/15/28	103,000	110,334
Raytheon Co. 4.200%, due 12/15/44	75,000	92,064
7.000%, due 11/01/28	24,000	32,459
7.200%, due 08/15/27	54,000	71,888
Rockwell Collins, Inc. 2.800%, due 03/15/22	120,000	122,587
3.100%, due 11/15/21	80,000	81,666
3.200%, due 03/15/24	40,000	42,208
Rolls-Royce PLC 2.125%, due 06/18/21[4]	130,000	148,126
Thales SA GMTN 0.750%, due 06/07/23[4]	100,000	113,649
TransDigm, Inc. 5.500%, due 11/15/27[1]	180,000	181,107
6.250%, due 03/15/26[1]	170,000	183,345
United Technologies Corp. 1.125%, due 12/15/21	110,000	124,293
1.250%, due 05/22/23	100,000	115,159
4.150%, due 05/15/45	63,000	75,894
4.500%, due 06/01/42	55,000	69,082
5.400%, due 05/01/35	40,000	53,242
6.125%, due 07/15/38	11,000	15,990
		4,133,882
Agriculture—0.5%
Altria Group, Inc. 2.850%, due 08/09/22	2,000	2,047
4.400%, due 02/14/26	48,000	53,028
4.800%, due 02/14/29	278,000	315,120
5.800%, due 02/14/39	268,000	325,884
6.200%, due 02/14/59	15,000	19,022
BAT Capital Corp. 3.557%, due 08/15/27	418,000	437,329
4.540%, due 08/15/47	20,000	20,718
	Face amount	Value
Corporate bonds—(continued)
Agriculture—(concluded)
Philip Morris International, Inc. 2.875%, due 05/01/24	$80,000	$83,463
Reynolds American, Inc. 3.250%, due 06/12/20	46,000	46,177
4.000%, due 06/12/22	70,000	73,266
4.450%, due 06/12/25	42,000	45,995
5.850%, due 08/15/45	180,000	215,333
RJ Reynolds Tobacco Co. 6.875%, due 05/01/20	170,000	172,060
		1,809,442
Airlines—0.8%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.875%, due 03/15/23[1]	532,776	548,296
Series 2017-1, Class AA, 3.300%, due 01/15/30[1]	51,699	54,527
Series 2017-1, Class B, 3.700%, due 01/15/26[1]	853	866
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22	12,269	12,699
Series 2015-1, Class B, 3.700%, due 05/01/23	29,891	30,773
Series 2015-2, Class AA, 3.600%, due 09/22/27	46,717	50,458
Series 2015-2, Class B, 4.400%, due 09/22/23	169,542	178,198
Series 2016-1, Class B, 5.250%, due 01/15/24	48,387	51,848
Series 2016-2, Class AA, 3.200%, due 06/15/28	46,998	50,078
Series 2016-2, Class B, 4.375%, due 06/15/24[1]	94,900	98,389
Series 2016-3, Class AA, 3.000%, due 10/15/28	112,470	117,733
Series 2016-3, Class B, 3.750%, due 10/15/25	823	849
Series 2017-1, Class AA, 3.650%, due 02/15/29	35,926	39,143
Series 2017-1, Class B, 4.950%, due 02/15/25	36,202	38,677
Series 2017-2, Class B, 3.700%, due 10/15/25	29,692	30,453
Series 2019-1, Class AA, 3.150%, due 02/15/32	120,000	130,380
Series 2019-1, Class B, 3.850%, due 02/15/28	135,000	139,655
British Airways Pass Through Trust, Series 2019-1, Class A, 3.350%, due 06/15/29[1]	301,000	320,312
Series 2019-1, Class AA, 3.300%, due 12/15/32[1]	179,983	192,194
Continental Airlines Pass-Through Trust, Series 2012-1, Class B, 6.250%, due 04/11/20	1,706	1,716

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Airlines—(concluded)
Delta Airlines Pass-Through Trust, Series 2019-1, Class AA, 3.204%, due 04/25/24	$120,000	$126,801
Southwest Airlines Co. 2.750%, due 11/16/22	80,000	81,828
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.750%, due 04/11/22	2,949	3,056
Series 2014-2, Class B, 4.625%, due 09/03/22	15,666	16,257
Series 2015-1, Class AA, 3.450%, due 12/01/27	39,046	41,795
Series 2016-1, Class AA, 3.100%, due 07/07/28	5,209	5,504
Series 2016-1, Class B, 3.650%, due 01/07/26	16,574	17,121
Series 2016-2, Class AA, 2.875%, due 10/07/28	67,071	70,007
Series 2016-2, Class B, 3.650%, due 10/07/25	9,116	9,299
Series 2018-1, Class AA, 3.500%, due 03/01/30	19,156	20,480
Series 2018-1, Class B, 4.600%, due 03/01/26	64,318	67,499
Series 2019-1, Class AA, 4.150%, due 08/25/31	68,088	76,282
Series 2019-2, Class AA, 2.700%, due 05/01/32	50,000	51,893
Series 2019-2, Class B, 3.500%, due 05/01/28	82,000	84,381
US Airways Pass-Through Trust, Series 2012-2, Class B, 6.750%, due 06/03/21	3,371	3,542
Series 2013-1, Class B, 5.375%, due 11/15/21	12,208	12,760
		2,775,749
Apparel—0.0%†
LVMH Moet Hennessy Louis Vuitton SE 0.375%, due 05/26/22[4]	110,000	123,494
Auto manufacturers—1.7%
American Honda Finance Corp. 1.375%, due 11/10/22	120,000	138,524
American Honda Finance Corp. GMTN 2.300%, due 09/09/26	3,000	3,057
American Honda Finance Corp. MTN 2.400%, due 06/27/24	35,000	35,815
BMW Finance N.V. 0.010%, due 04/14/23[4]	290,000	322,203
Daimler International Finance BV 0.250%, due 08/09/21[4]	165,000	183,901
0.250%, due 11/06/23[4]	60,000	66,824
Ford Motor Credit Co. LLC 3.087%, due 01/09/23	200,000	201,637
5.085%, due 01/07/21	460,000	472,197
	Face amount	Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
Ford Motor Credit Co. LLC GMTN 4.389%, due 01/08/26[5]	$415,000	$427,903
General Motors Financial Co., Inc. 3.150%, due 06/30/22	120,000	122,798
3.200%, due 07/13/20	569,000	571,339
3.500%, due 11/07/24	5,000	5,179
3.550%, due 04/09/21	40,000	40,749
4.000%, due 01/15/25	38,000	40,309
4.200%, due 03/01/21	18,000	18,395
4.350%, due 01/17/27	242,000	259,828
4.375%, due 09/25/21	145,000	150,529
5.250%, due 03/01/26	8,000	8,988
Hyundai Capital America 3.000%, due 10/30/20[1]	285,000	287,232
3.950%, due 02/01/22[1]	290,000	300,235
Hyundai Capital Services, Inc. 3.000%, due 08/29/22[1]	200,000	203,812
3.750%, due 03/05/23[1,5]	350,000	364,256
Toyota Motor Corp. 2.157%, due 07/02/22	20,000	20,261
Toyota Motor Credit Corp. 0.010%, due 07/21/21[4]	155,000	172,472
Toyota Motor Credit Corp. GMTN 3.450%, due 09/20/23	40,000	42,477
Toyota Motor Credit Corp. MTN 3.200%, due 01/11/27	72,000	77,935
Toyota Motor Finance Netherlands BV 0.250%, due 01/10/22[4]	105,000	117,520
Volkswagen Financial Services AG 0.750%, due 10/14/21[4]	120,000	134,754
Volkswagen Group of America Finance LLC 2.400%, due 05/22/20[1]	270,000	270,394
2.700%, due 09/26/22[1]	200,000	203,380
Volkswagen International Finance N.V. 4.000%, due 08/12/20[1]	235,000	237,521
Volvo Treasury AB 3 mo. Euribor + 0.650%, 0.257%, due 09/13/21[2,4]	200,000	223,232
		5,725,656
Auto parts & equipment—0.0%†
Aptiv PLC 5.400%, due 03/15/49	15,000	17,917
Lear Corp. 5.250%, due 05/15/49	15,000	16,449
		34,366
Banks—9.2%
ABN AMRO Bank N.V. 3.400%, due 08/27/21[1]	250,000	256,254
Australia & New Zealand Banking Group Ltd. MTN 2.250%, due 11/09/20	345,000	346,495
Banco Santander SA 3.306%, due 06/27/29[5]	400,000	426,780

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Banks—(continued)
Bank of America Corp. (fixed, converts to FRN on 04/24/22), 2.881%, due 04/24/23	$195,000	$199,185
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	20,000	20,614
(fixed, converts to FRN on 01/23/25), 3.366%, due 01/23/26	101,000	107,292
(fixed, converts to FRN on 12/20/27), 3.419%, due 12/20/28	187,000	200,967
(fixed, converts to FRN on 03/05/23), 3.550%, due 03/05/24	262,000	274,221
(fixed, converts to FRN on 04/24/27), 3.705%, due 04/24/28	411,000	447,579
3.950%, due 04/21/25	4,000	4,334
4.100%, due 07/24/23	10,000	10,764
4.750%, due 04/21/45	2,000	2,571
(fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[5,6]	90,000	100,687
Bank of America Corp. GMTN (fixed, converts to FRN on 07/21/20), 2.369%, due 07/21/21	1,359,000	1,362,688
(fixed, converts to FRN on 07/21/22), 2.816%, due 07/21/23	30,000	30,666
3.300%, due 01/11/23	140,000	146,181
(fixed, converts to FRN on 07/21/27), 3.593%, due 07/21/28	137,000	148,803
Bank of America Corp. MTN (fixed, converts to FRN on 01/20/22), 3.124%, due 01/20/23	5,000	5,116
(fixed, converts to FRN on 03/15/24), 3.458%, due 03/15/25	781,000	826,552
(fixed, converts to FRN on 05/17/21), 3.499%, due 05/17/22	196,000	200,304
(fixed, converts to FRN on 04/23/26), 3.559%, due 04/23/27[5]	176,000	189,791
(fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28	502,000	550,761
(fixed, converts to FRN on 07/23/23), 3.864%, due 07/23/24	100,000	106,353
(fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29	228,000	254,042
4.000%, due 04/01/24	22,000	23,848
4.125%, due 01/22/24	15,000	16,289
4.200%, due 08/26/24	140,000	152,253
4.250%, due 10/22/26[5]	57,000	63,680
4.450%, due 03/03/26	208,000	232,458
Bank of New York Mellon Corp./The (fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[6]	115,000	121,676
Bank of New York Mellon Corp./The MTN 2.800%, due 05/04/26	5,000	5,268
3.300%, due 08/23/29	16,000	17,271
(fixed, converts to FRN on 02/07/27), 3.442%, due 02/07/28	160,000	173,905
Bank of Nova Scotia/The 2.450%, due 03/22/21	69,000	69,680
	Face amount	Value
Corporate bonds—(continued)
Banks—(continued)
Bank of Nova Scotia/The 2.350%, due 10/21/20	$10,000	$10,048
2.500%, due 01/08/21	34,000	34,258
2.700%, due 03/07/22	4,000	4,097
2.800%, due 07/21/21	29,000	29,497
3.125%, due 04/20/21	50,000	50,947
Banque Federative du Credit Mutuel SA 0.125%, due 08/30/21[4]	200,000	222,933
0.750%, due 06/15/23[4]	100,000	113,894
Barclays Bank PLC 5.140%, due 10/14/20	240,000	245,228
Barclays PLC 3.250%, due 01/12/21	405,000	409,755
(fixed, converts to FRN on 05/16/23), 4.338%, due 05/16/24	285,000	303,457
BNP Paribas SA 1.125%, due 01/15/23[4]	250,000	287,752
3.500%, due 03/01/23[1]	230,000	240,351
(fixed, converts to FRN on 01/10/24), 4.705%, due 01/10/25[1]	500,000	547,387
5.000%, due 01/15/21	20,000	20,614
BPCE SA 0.250%, due 01/15/26[4]	100,000	111,311
2.700%, due 10/01/29[1]	313,000	319,597
Citibank N.A. (fixed, converts to FRN on 02/19/21), 3.165%, due 02/19/22	250,000	253,496
Citigroup, Inc. 2.400%, due 02/18/20	170,000	170,039
2.650%, due 10/26/20	65,000	65,457
2.700%, due 03/30/21	46,000	46,547
2.750%, due 04/25/22	70,000	71,284
(fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	4,000	4,084
(fixed, converts to FRN on 01/24/22), 3.142%, due 01/24/23	137,000	140,127
3.200%, due 10/21/26	28,000	29,627
(fixed, converts to FRN on 10/27/27), 3.520%, due 10/27/28	40,000	43,055
(fixed, converts to FRN on 07/24/27), 3.668%, due 07/24/28	172,000	187,264
(fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28	27,000	29,561
(fixed, converts to FRN on 06/01/23), 4.044%, due 06/01/24	54,000	57,591
4.400%, due 06/10/25	100,000	110,284
4.450%, due 09/29/27	47,000	52,839
Citizens Bank N.A./Providence RI 2.200%, due 05/26/20	250,000	250,193
Citizens Financial Group, Inc. 2.375%, due 07/28/21	15,000	15,118
Commonwealth Bank of Australia 3.450%, due 03/16/23[1]	80,000	83,876
Cooperatieve Rabobank UA 3.875%, due 02/08/22	225,000	234,771

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Banks—(continued)
Cooperatieve Rabobank UA GMTN 2.500%, due 01/19/21	$250,000	$251,961
Credit Agricole SA 0.750%, due 12/01/22[4]	200,000	227,703
Danske Bank A/S 5.000%, due 01/12/22[1]	250,000	263,402
5.375%, due 01/12/24[1]	360,000	400,536
Deutsche Bank AG 2.700%, due 07/13/20	177,000	177,341
4.100%, due 01/13/26	45,000	47,117
Discover Bank 3.100%, due 06/04/20	250,000	250,803
Goldman Sachs Group, Inc./The 3 mo. Euribor + 0.550%, 0.157%, due 04/21/23[2,4]	230,000	255,605
3 mo. USD LIBOR + 0.780%, 2.557%, due 10/31/22[2]	65,000	65,554
2.750%, due 09/15/20	305,000	306,451
2.875%, due 02/25/21	100,000	101,056
(fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22	425,000	432,569
3.000%, due 04/26/22	45,000	45,670
3 mo. USD LIBOR + 1.170%, 3.080%, due 05/15/26[2]	155,000	157,730
(fixed, converts to FRN on 09/29/24), 3.272%, due 09/29/25	10,000	10,510
3.500%, due 01/23/25	120,000	127,766
3.500%, due 11/16/26	75,000	80,024
3.625%, due 02/20/24	20,000	21,261
(fixed, converts to FRN on 06/05/27), 3.691%, due 06/05/28	264,000	286,648
3.750%, due 05/22/25	85,000	91,530
(fixed, converts to FRN on 04/23/28), 3.814%, due 04/23/29[5]	31,000	34,021
3.850%, due 01/26/27	178,000	193,130
4.250%, due 10/21/25	10,000	11,049
5.750%, due 01/24/22	145,000	155,954
HSBC USA, Inc. 5.000%, due 09/27/20	100,000	102,041
ING Bank N.V. (fixed, converts to FRN on 02/25/21), 3.625%, due 02/25/26[4]	200,000	229,814
5.000%, due 06/09/21[1]	200,000	208,827
ING Bank N.V. GMTN 0.010%, due 04/08/22[4]	200,000	222,627
ING Groep N.V. 3.950%, due 03/29/27[5]	200,000	221,199
JPMorgan Chase & Co. (fixed, converts to FRN on 10/15/24), 2.301%, due 10/15/25	7,000	7,109
2.550%, due 03/01/21	18,000	18,160
2.625%, due 04/23/21[4]	100,000	114,711
2.700%, due 05/18/23	135,000	138,652
(fixed, converts to FRN on 10/15/29), 2.739%, due 10/15/30	416,000	427,493
	Face amount	Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 04/25/22), 2.776%, due 04/25/23	$90,000	$91,820
2.972%, due 01/15/23	141,000	144,238
3 mo. USD LIBOR + 1.230%, 3.031%, due 10/24/23[2]	135,000	137,646
3.125%, due 01/23/25	27,000	28,506
3.200%, due 01/25/23	460,000	479,338
3.200%, due 06/15/26	9,000	9,569
(fixed, converts to FRN on 04/01/22), 3.207%, due 04/01/23	385,000	396,044
(fixed, converts to FRN on 03/01/24), 3.220%, due 03/01/25	200,000	210,007
(fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29	135,000	146,342
(fixed, converts to FRN on 06/18/21), 3.514%, due 06/18/22	50,000	51,186
(fixed, converts to FRN on 05/01/27), 3.540%, due 05/01/28	159,000	172,035
(fixed, converts to FRN on 04/23/23), 3.559%, due 04/23/24	70,000	73,549
3.625%, due 05/13/24	10,000	10,715
(fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28	1,080,000	1,185,872
3.875%, due 02/01/24	20,000	21,550
3.900%, due 07/15/25	5,000	5,481
(fixed, converts to FRN on 12/05/23), 4.023%, due 12/05/24	325,000	350,078
(fixed, converts to FRN on 07/23/28), 4.203%, due 07/23/29	150,000	170,349
4.250%, due 10/15/20	33,000	33,582
4.250%, due 10/01/27	42,000	47,510
(fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[6]	65,000	66,358
JPMorgan Chase & Co. MTN 2.295%, due 08/15/21	97,000	97,238
KBC Group N.V. 1.125%, due 01/25/24[4]	100,000	115,271
KeyBank NA/Cleveland OH 3.375%, due 03/07/23	250,000	262,892
KeyCorp MTN 2.550%, due 10/01/29	4,000	4,025
2.900%, due 09/15/20	100,000	100,669
4.100%, due 04/30/28	3,000	3,377
4.150%, due 10/29/25	38,000	42,296
Lloyds Banking Group PLC (fixed, converts to FRN on 11/07/22), 2.907%, due 11/07/23	200,000	204,155
Mitsubishi UFJ Financial Group, Inc. 3.195%, due 07/18/29	600,000	635,814
Mitsubishi UFJ Trust & Banking Corp. 2.650%, due 10/19/20[1]	920,000	925,931
Mizuho Financial Group, Inc. 0.523%, due 06/10/24[4]	100,000	112,731
(fixed, converts to FRN on 09/13/24), 2.555%, due 09/13/25	200,000	203,151

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 07/16/24), 2.839%, due 07/16/25	$280,000	$287,572
(fixed, converts to FRN on 09/11/23), 3.922%, due 09/11/24	200,000	212,431
Morgan Stanley 2.800%, due 06/16/20	1,004,000	1,007,665
(fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28	74,000	80,088
3.625%, due 01/20/27	174,000	188,646
3.875%, due 04/29/24	9,000	9,705
Morgan Stanley GMTN (fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31	121,000	123,081
3.700%, due 10/23/24	258,000	278,175
3.750%, due 02/25/23	127,000	134,095
(fixed, converts to FRN on 01/24/28), 3.772%, due 01/24/29	289,000	318,333
Morgan Stanley MTN 2.625%, due 11/17/21[5]	5,000	5,079
3.125%, due 07/27/26	319,000	337,825
National Australia Bank Ltd. MTN 2.125%, due 05/22/20	250,000	250,332
Northern Trust Corp. 3.150%, due 05/03/29	13,000	13,980
Royal Bank of Canada GMTN 2.500%, due 01/19/21[5]	132,000	133,046
2.550%, due 07/16/24	10,000	10,305
3.700%, due 10/05/23	30,000	32,020
Santander UK Group Holdings PLC 2.875%, due 10/16/20	21,000	21,127
3.125%, due 01/08/21	178,000	179,892
Societe Generale SA 0.010%, due 05/27/22[4]	400,000	445,082
Standard Chartered PLC 2.250%, due 04/17/20[1]	430,000	430,133
State Street Corp. (fixed, converts to FRN on 09/15/20), 5.250%, due 09/15/20[6]	132,000	134,475
(fixed, converts to FRN on 12/15/23), 5.625%, due 12/15/23[6]	165,000	175,312
Sumitomo Mitsui Financial Group, Inc. 2.058%, due 07/14/21	112,000	112,544
2.442%, due 10/19/21	21,000	21,261
2.784%, due 07/12/22	105,000	107,435
2.934%, due 03/09/21	10,000	10,139
3.040%, due 07/16/29	200,000	210,217
3.446%, due 01/11/27[5]	24,000	25,788
Synovus Financial Corp. 3.125%, due 11/01/22	78,000	79,295
Toronto-Dominion Bank/The 0.375%, due 04/25/24[4]	200,000	224,962
Truist Bank 2.800%, due 05/17/22	60,000	61,343
3.200%, due 04/01/24	2,000	2,105
(fixed, converts to FRN on 10/26/20), 3.525%, due 10/26/21	192,000	194,559
	Face amount	Value
Corporate bonds—(continued)
Banks—(concluded)
US Bancorp 3.150%, due 04/27/27	$1,000	$1,075
US Bancorp MTN 3.100%, due 04/27/26	40,000	42,425
Wells Fargo & Co. 1.125%, due 10/29/21[4]	155,000	175,772
2.500%, due 03/04/21	30,000	30,259
3.000%, due 04/22/26	673,000	705,632
3.000%, due 10/23/26	98,000	102,778
3.069%, due 01/24/23	64,000	65,496
5.375%, due 11/02/43	5,000	6,661
Wells Fargo & Co. MTN (fixed, converts to FRN on 10/30/24), 2.406%, due 10/30/25	3,000	3,050
2.625%, due 07/22/22	98,000	99,948
3.000%, due 02/19/25	55,000	57,569
3.550%, due 09/29/25[5]	53,000	57,161
(fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28	204,000	220,764
3.750%, due 01/24/24	434,000	463,669
		32,007,322
Beverages—0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	685,000	824,639
4.900%, due 02/01/46	80,000	99,935
Anheuser-Busch InBev Finance, Inc. 3.650%, due 02/01/26	57,000	62,065
4.700%, due 02/01/36	10,000	11,842
4.900%, due 02/01/46	2,000	2,466
Anheuser-Busch InBev Worldwide, Inc. 3.750%, due 07/15/42[5]	95,000	102,852
4.750%, due 01/23/29[5]	14,000	16,589
Coca-Cola Co./The 0.750%, due 03/09/23	235,000	267,495
1.125%, due 09/22/22	280,000	321,474
2.200%, due 05/25/22[5]	4,000	4,062
2.250%, due 09/01/26	30,000	30,850
Keurig Dr Pepper, Inc. 3.551%, due 05/25/21	5,000	5,116
Molson Coors Beverage Co. 2.100%, due 07/15/21	120,000	120,386
2.250%, due 03/15/20	100,000	100,008
PepsiCo, Inc. 2.850%, due 02/24/26	75,000	79,511
3.000%, due 10/15/27[5]	18,000	19,389
Pernod Ricard SA 0.000%, due 10/24/23[4]	100,000	111,364
Suntory Holdings Ltd. 2.250%, due 10/16/24[1]	380,000	383,531
		2,563,574

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Biotechnology—0.2%
Amgen, Inc. 2.200%, due 05/11/20	$100,000	$100,097
4.400%, due 05/01/45	99,000	114,580
4.663%, due 06/15/51	17,000	20,611
4.950%, due 10/01/41	70,000	87,634
5.150%, due 11/15/41	14,000	17,761
Gilead Sciences, Inc. 2.950%, due 03/01/27	3,000	3,169
3.250%, due 09/01/22	6,000	6,229
3.650%, due 03/01/26	55,000	59,761
4.500%, due 02/01/45	35,000	42,071
4.750%, due 03/01/46	15,000	18,717
4.800%, due 04/01/44[5]	124,000	155,482
		626,112
Building materials—0.0%†
Owens Corning 4.300%, due 07/15/47	6,000	6,254
Chemicals—0.5%
Air Liquide Finance SA 0.375%, due 04/18/22[4]	100,000	112,309
Dow Chemical Co./The 3.000%, due 11/15/22	15,000	15,434
3.625%, due 05/15/26	225,000	242,163
4.375%, due 11/15/42	130,000	143,289
4.550%, due 11/30/25[5]	88,000	98,919
DuPont de Nemours, Inc. 4.493%, due 11/15/25[5]	295,000	329,584
5.319%, due 11/15/38	3,000	3,644
5.419%, due 11/15/48	113,000	141,092
Eastman Chemical Co. 3.500%, due 12/01/21	33,000	33,913
3.800%, due 03/15/25	82,000	87,751
Ecolab, Inc. 2.375%, due 08/10/22[5]	90,000	91,415
3.250%, due 01/14/23	20,000	20,866
4.350%, due 12/08/21	50,000	52,420
LYB International Finance III LLC 4.200%, due 10/15/49[5]	60,000	62,601
Methanex Corp. 5.250%, due 12/15/29	35,000	36,889
RPM International, Inc. 3.750%, due 03/15/27	25,000	26,683
Sherwin-Williams Co./The 3.800%, due 08/15/49	20,000	21,501
4.000%, due 12/15/42[5]	5,000	5,535
		1,526,008
Commercial services—0.3%
APRR SA 0.010%, due 01/20/23[4]	100,000	111,553
Duke University 4.077%, due 10/01/48	91,000	109,750
Equifax, Inc. 2.300%, due 06/01/21	20,000	20,127
	Face amount	Value
Corporate bonds—(continued)
Commercial services—(concluded)
Global Payments, Inc. 3.750%, due 06/01/23	$50,000	$52,661
IHS Markit Ltd. 4.000%, due 03/01/26[1]	20,000	21,513
Moody's Corp. 4.250%, due 02/01/29[5]	55,000	64,042
RELX Capital, Inc. 3.500%, due 03/16/23	505,000	530,011
4.000%, due 03/18/29	20,000	22,478
		932,135
Computers—0.5%
Apple, Inc. 1.000%, due 11/10/22	165,000	189,322
3.850%, due 05/04/43	260,000	301,681
Dell International LLC/EMC Corp. 8.100%, due 07/15/36[1,5]	130,000	178,558
8.350%, due 07/15/46[1]	5,000	6,999
International Business Machines Corp. 0.500%, due 09/07/21	300,000	336,368
2.500%, due 01/27/22[5]	160,000	162,683
2.850%, due 05/13/22	110,000	112,867
2.900%, due 11/01/21	130,000	132,958
3.300%, due 05/15/26[5]	342,000	368,048
Seagate HDD Cayman 4.750%, due 01/01/25	30,000	32,307
5.750%, due 12/01/34[5]	10,000	10,864
		1,832,655
Diversified financial services—1.1%
Air Lease Corp. 3.875%, due 07/03/23	15,000	15,903
American Express Co. 2.200%, due 10/30/20	20,000	20,049
2.500%, due 08/01/22	95,000	96,691
2.500%, due 07/30/24	345,000	353,495
2.750%, due 05/20/22	105,000	107,289
3.000%, due 02/22/21	11,000	11,141
3.000%, due 10/30/24	10,000	10,500
3.375%, due 05/17/21	21,000	21,430
3.400%, due 02/27/23	70,000	73,223
3.400%, due 02/22/24	90,000	95,144
3.700%, due 11/05/21	5,000	5,166
3.700%, due 08/03/23	215,000	228,494
American Express Credit Corp. 2.600%, due 09/14/20	75,000	75,331
American Express Credit Corp. MTN 2.250%, due 05/05/21[5]	104,000	104,823
2.375%, due 05/26/20	95,000	95,119
Capital One Financial Corp. 2.500%, due 05/12/20	270,000	270,347
Charles Schwab Corp./The 3.200%, due 01/25/28	25,000	26,856
(fixed, converts to FRN on 03/01/22), 4.625%, due 03/01/22[5,6]	190,000	197,245

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Discover Financial Services 3.950%, due 11/06/24	$50,000	$53,732
E*TRADE Financial Corp. 3.800%, due 08/24/27	10,000	10,706
GE Capital International Funding Co. Unlimited Co. 4.418%, due 11/15/35	328,000	369,458
Intercontinental Exchange, Inc. 3.750%, due 09/21/28	15,000	16,799
4.250%, due 09/21/48	130,000	159,785
Mastercard, Inc. 1.100%, due 12/01/22	265,000	303,861
Nuveen LLC 4.000%, due 11/01/28[1]	10,000	11,443
ORIX Corp. 2.900%, due 07/18/22[5]	482,000	492,486
4.050%, due 01/16/24	46,000	49,579
Synchrony Financial 2.700%, due 02/03/20	405,000	405,000
4.250%, due 08/15/24	20,000	21,459
4.375%, due 03/19/24	60,000	64,455
		3,767,009
Electric—3.0%
AEP Texas, Inc. 2.400%, due 10/01/22	90,000	91,373
3.450%, due 01/15/50	118,000	124,962
AEP Transmission Co. LLC 3.150%, due 09/15/49	95,000	98,343
3.750%, due 12/01/47	97,000	110,934
4.250%, due 09/15/48	62,000	77,054
Alabama Power Co. 3.450%, due 10/01/49	55,000	59,563
3.850%, due 12/01/42	55,000	61,936
4.150%, due 08/15/44	124,000	146,504
4.300%, due 07/15/48	31,000	37,905
5.200%, due 06/01/41	35,000	43,639
Ameren Illinois Co. 3.250%, due 03/15/50	110,000	117,659
3.800%, due 05/15/28	50,000	56,275
Baltimore Gas & Electric Co. 3.200%, due 09/15/49[5]	10,000	10,368
3.500%, due 08/15/46	10,000	10,827
3.750%, due 08/15/47[5]	236,000	265,339
CenterPoint Energy Houston Electric LLC 3.550%, due 08/01/42	60,000	66,824
CMS Energy Corp. 3.000%, due 05/15/26	22,000	23,113
Commonwealth Edison Co. 4.600%, due 08/15/43	15,000	18,612
Consumers Energy Co. 3.100%, due 08/15/50	40,000	41,998
3.750%, due 02/15/50	98,000	114,568
3.800%, due 11/15/28	47,000	53,135
Dayton Power & Light Co./The 3.950%, due 06/15/49[1]	112,000	123,165
	Face amount	Value
Corporate bonds—(continued)
Electric—(continued)
Dominion Energy, Inc. 2.579%, due 07/01/20[7]	$60,000	$60,178
DTE Electric Co. 3.950%, due 03/01/49[5]	160,000	191,980
Duke Energy Carolinas LLC 2.950%, due 12/01/26	5,000	5,303
3.200%, due 08/15/49[5]	35,000	36,939
3.700%, due 12/01/47	105,000	119,349
3.875%, due 03/15/46	40,000	46,950
3.950%, due 03/15/48	33,000	38,646
Duke Energy Florida LLC 2.500%, due 12/01/29	190,000	194,202
3.400%, due 10/01/46	102,000	109,779
3.800%, due 07/15/28	200,000	223,737
4.200%, due 07/15/48	5,000	6,127
Duke Energy Ohio, Inc. 3.650%, due 02/01/29	110,000	123,157
3.700%, due 06/15/46	85,000	96,464
Duke Energy Progress LLC 3.000%, due 09/15/21	50,000	50,959
3.700%, due 09/01/28	15,000	16,788
4.100%, due 05/15/42	166,000	195,041
4.100%, due 03/15/43	50,000	57,983
4.200%, due 08/15/45	75,000	89,763
E.ON SE 0.010%, due 10/24/22[4]	220,000	244,589
Edison International 3.125%, due 11/15/22	24,000	24,534
3.550%, due 11/15/24	28,000	29,481
Enel Finance International N.V. 0.010%, due 06/17/24[4]	100,000	110,716
Engie SA 0.375%, due 02/28/23[4]	200,000	225,317
Entergy Corp. 4.000%, due 07/15/22	30,000	31,402
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	9,000	10,510
Entergy Louisiana LLC 2.400%, due 10/01/26	1,000	1,020
4.000%, due 03/15/33	132,000	155,105
4.200%, due 09/01/48	55,000	67,342
4.200%, due 04/01/50	2,000	2,476
5.400%, due 11/01/24	35,000	40,660
Entergy Texas, Inc. 2.550%, due 06/01/21	45,000	45,273
4.000%, due 03/30/29	20,000	22,693
ESB Finance DAC 3.494%, due 01/12/24[4]	100,000	126,327
Eversource Energy 2.900%, due 10/01/24	93,000	96,398
Exelon Corp. 2.450%, due 04/15/21	5,000	5,034
2.850%, due 06/15/20	70,000	70,192
5.625%, due 06/15/35	60,000	78,198

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Electric—(continued)
FirstEnergy Transmission LLC 4.350%, due 01/15/25[1]	$59,000	$65,019
4.550%, due 04/01/49[1]	125,000	151,208
5.450%, due 07/15/44[1]	60,000	78,990
Florida Power & Light Co. 3 mo. USD LIBOR + 0.400%, 2.137%, due 05/06/22[2]	790,000	790,052
3.125%, due 12/01/25	85,000	90,711
3.250%, due 06/01/24	6,000	6,351
3.700%, due 12/01/47	38,000	43,769
3.800%, due 12/15/42	30,000	34,910
3.950%, due 03/01/48	108,000	128,319
4.050%, due 06/01/42	81,000	97,663
5.250%, due 02/01/41	5,000	6,854
5.650%, due 02/01/37	7,000	9,661
5.690%, due 03/01/40	14,000	20,102
Iberdrola International BV 3.500%, due 02/01/21[4]	100,000	114,938
innogy Finance BV 0.750%, due 11/30/22[4]	45,000	50,935
ITC Holdings Corp. 2.700%, due 11/15/22	80,000	81,586
Mid-Atlantic Interstate Transmission LLC 4.100%, due 05/15/28[1]	44,000	49,173
MidAmerican Energy Co. 3.100%, due 05/01/27	105,000	112,093
3.150%, due 04/15/50	70,000	73,852
3.650%, due 04/15/29	204,000	228,317
National Grid Electricity Transmission PLC 0.190%, due 01/20/25[4]	100,000	112,079
NextEra Energy Operating Partners LP 3.875%, due 10/15/26[1]	575,000	580,750
Northern States Power Co. 2.900%, due 03/01/50	30,000	30,348
3.400%, due 08/15/42	155,000	170,203
3.600%, due 09/15/47	5,000	5,683
NRG Energy, Inc. 3.750%, due 06/15/24[1]	15,000	15,680
4.450%, due 06/15/29[1]	45,000	48,871
NSTAR Electric Co. 3.200%, due 05/15/27	55,000	59,029
Ohio Power Co. 4.000%, due 06/01/49	35,000	41,389
4.150%, due 04/01/48	40,000	48,376
6.600%, due 02/15/33	60,000	84,674
Oncor Electric Delivery Co. LLC 3.100%, due 09/15/49	45,000	46,665
3.700%, due 11/15/28	265,000	295,912
3.800%, due 09/30/47	28,000	32,469
5.750%, due 03/15/29	40,000	51,526
PacifiCorp 6.000%, due 01/15/39	26,000	37,868
PECO Energy Co. 3.900%, due 03/01/48	30,000	35,224
	Face amount	Value
Corporate bonds—(continued)
Electric—(concluded)
Public Service Electric & Gas Co. MTN 3.200%, due 05/15/29	$2,000	$2,175
3.650%, due 09/01/28	100,000	111,769
3.850%, due 05/01/49	30,000	35,929
Sempra Energy 3 mo. USD LIBOR + 0.500%, 2.331%, due 01/15/21[2]	145,000	145,026
Southern Power Co. 2.375%, due 06/01/20	190,000	190,241
Tampa Electric Co. 2.600%, due 09/15/22	40,000	40,764
Virginia Electric & Power Co. 2.750%, due 03/15/23	230,000	236,488
2.875%, due 07/15/29[5]	40,000	42,032
3.100%, due 05/15/25	155,000	163,704
3.150%, due 01/15/26	28,000	29,733
3.300%, due 12/01/49	23,000	24,634
3.800%, due 09/15/47	179,000	204,279
Vistra Operations Co. LLC 4.300%, due 07/15/29[1]	252,000	259,505
		10,222,236
Electrical components & equipment—0.1%
Eaton Capital Unlimited Co. 0.021%, due 05/14/21[4]	255,000	283,141
Schneider Electric SE 0.250%, due 09/09/24[4]	100,000	112,614
		395,755
Electronics—0.2%
Agilent Technologies, Inc. 3.050%, due 09/22/26	2,000	2,097
3.200%, due 10/01/22	150,000	154,351
Honeywell International, Inc. 1.300%, due 02/22/23	265,000	306,774
Trimble, Inc. 4.150%, due 06/15/23	36,000	38,356
Tyco Electronics Group SA 3.450%, due 08/01/24	30,000	31,849
		533,427
Engineering & construction—0.1%
Vinci SA 3.750%, due 04/10/29[1]	200,000	223,490
Environmental control—0.2%
Republic Services, Inc. 2.500%, due 08/15/24	5,000	5,125
2.900%, due 07/01/26	35,000	36,736
3.375%, due 11/15/27	106,000	114,850
3.550%, due 06/01/22	14,000	14,509
3.950%, due 05/15/28	137,000	153,736

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Environmental control—(concluded)
Waste Management, Inc. 3.125%, due 03/01/25	$60,000	$63,614
3.450%, due 06/15/29	33,000	36,179
4.000%, due 07/15/39	90,000	105,820
4.150%, due 07/15/49	135,000	162,307
		692,876
Food—0.1%
Conagra Brands, Inc. 3.800%, due 10/22/21	14,000	14,485
General Mills, Inc. 0.450%, due 01/15/26	100,000	112,703
Seven & I Holdings Co. Ltd. 3.350%, due 09/17/21[1]	230,000	236,152
Sysco Corp. 2.600%, due 10/01/20	78,000	78,387
Tyson Foods, Inc. 3.900%, due 09/28/23	25,000	26,789
		468,516
Forest Products & Paper—0.1%
Georgia-Pacific LLC 3.600%, due 03/01/25[1]	130,000	139,662
3.734%, due 07/15/23[1]	160,000	168,925
5.400%, due 11/01/20[1]	52,000	53,368
International Paper Co. 4.350%, due 08/15/48	60,000	66,073
7.300%, due 11/15/39	10,000	14,513
		442,541
Gas—0.0%†
Atmos Energy Corp. 3.375%, due 09/15/49	60,000	64,771
Dominion Energy Gas Holdings LLC 4.800%, due 11/01/43	25,000	30,018
ONE Gas, Inc. 4.658%, due 02/01/44	13,000	16,181
Piedmont Natural Gas Co., Inc. 3.500%, due 06/01/29[5]	20,000	21,919
		132,889
Hand & machine tools—0.0%†
Kennametal, Inc. 4.625%, due 06/15/28	3,000	3,277
Healthcare-products—0.4%
Abbott Ireland Financing DAC 0.100%, due 11/19/24[4]	100,000	111,274
0.875%, due 09/27/23[4]	100,000	114,507
Baxter International, Inc. 1.700%, due 08/15/21[5]	180,000	180,099
Boston Scientific Corp. 3.450%, due 03/01/24	60,000	63,452
DH Europe Finance II Sarl 0.200%, due 03/18/26	130,000	144,074
1.800%, due 09/18/49	100,000	112,688
	Face amount	Value
Corporate bonds—(continued)
Healthcare-products—(concluded)
Medtronic Global Holdings SCA 0.010%, due 12/02/22	$325,000	$361,750
1.750%, due 07/02/49	100,000	115,241
3.350%, due 04/01/27	5,000	5,443
Stryker Corp. 0.250%, due 12/03/24	160,000	178,673
Thermo Fisher Scientific, Inc. 1.875%, due 10/01/49	100,000	110,055
		1,497,256
Healthcare-services—0.6%
Aetna, Inc. 3.500%, due 11/15/24	16,000	17,011
4.125%, due 11/15/42	15,000	16,177
4.500%, due 05/15/42	25,000	28,338
Anthem, Inc. 2.375%, due 01/15/25	6,000	6,096
3.125%, due 05/15/22	400,000	412,313
3.350%, due 12/01/24	1,000	1,057
3.500%, due 08/15/24	11,000	11,654
3.650%, due 12/01/27[5]	7,000	7,562
HCA, Inc. 4.125%, due 06/15/29	155,000	167,877
4.500%, due 02/15/27	104,000	114,242
4.750%, due 05/01/23	162,000	175,258
5.000%, due 03/15/24	104,000	115,156
5.250%, due 04/15/25	51,000	58,000
5.250%, due 06/15/26	112,000	128,016
5.875%, due 02/01/29[5]	25,000	29,503
New York and Presbyterian Hospital/The 3.954%, due 08/01/19	161,000	176,984
UnitedHealth Group, Inc. 3.100%, due 03/15/26	112,000	119,612
3.500%, due 02/15/24	8,000	8,528
3.700%, due 12/15/25	55,000	60,364
3.700%, due 08/15/49[5]	75,000	83,056
3.850%, due 06/15/28[5]	10,000	11,220
3.875%, due 08/15/59	5,000	5,555
4.250%, due 06/15/48	32,000	37,946
4.450%, due 12/15/48	93,000	113,178
4.750%, due 07/15/45	166,000	208,269
5.950%, due 02/15/41	3,000	4,217
		2,117,189
Insurance—0.5%
Allianz Finance II BV 0.010%, due 01/14/25[4]	100,000	111,793
Aon Corp. 3.750%, due 05/02/29	69,000	76,080
Aon PLC 4.000%, due 11/27/23	3,000	3,216
4.450%, due 05/24/43	64,000	73,942
4.600%, due 06/14/44	56,000	67,791
4.750%, due 05/15/45[5]	100,000	125,572
AXA Equitable Holdings, Inc. 3.900%, due 04/20/23	178,000	188,598

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Insurance—(concluded)
Hartford Financial Services Group, Inc./The 3.600%, due 08/19/49	$10,000	$10,834
4.300%, due 04/15/43	30,000	34,913
Loews Corp. 3.750%, due 04/01/26	38,000	41,622
Marsh & McLennan Cos., Inc. 3.500%, due 12/29/20	75,000	76,194
3.500%, due 06/03/24	260,000	275,276
3.875%, due 03/15/24	60,000	64,597
MetLife, Inc. 3.600%, due 04/10/24	70,000	75,348
Metropolitan Life Global Funding I 0.010%, due 09/23/22[4]	100,000	111,213
Metropolitan Life Global Funding I GMTN 1.250%, due 09/17/21[4]	115,000	130,554
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[1]	27,000	32,269
4.900%, due 09/15/44[1]	23,000	29,517
Trinity Acquisition PLC 4.400%, due 03/15/26[5]	55,000	61,184
4.625%, due 08/15/23	30,000	32,537
Willis North America, Inc. 3.875%, due 09/15/49[5]	10,000	10,523
4.500%, due 09/15/28	4,000	4,544
		1,638,117
Internet—0.3%
Amazon.com, Inc. 2.400%, due 02/22/23	2,000	2,048
4.800%, due 12/05/34	50,000	64,405
Expedia Group, Inc. 3.250%, due 02/15/30[1]	160,000	157,721
3.800%, due 02/15/28	20,000	20,759
Tencent Holdings Ltd. 2.985%, due 01/19/23[1]	200,000	204,380
3.595%, due 01/19/28[1]	390,000	415,084
Twitter, Inc. 3.875%, due 12/15/27[1,5]	250,000	250,313
		1,114,710
Investment companies—0.1%
Ares Capital Corp. 4.250%, due 03/01/25	330,000	349,910
Iron & steel—0.0%†
ArcelorMittal SA 3.600%, due 07/16/24	15,000	15,524
4.550%, due 03/11/26	49,000	52,836
6.125%, due 06/01/25	5,000	5,757
		74,117
Machinery-diversified—0.1%
Nvent Finance SARL 3.950%, due 04/15/23	465,000	479,363
	Face amount	Value
Corporate bonds—(continued)
Media—1.3%
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.200%, due 03/15/28	$3,000	$3,237
4.500%, due 02/01/24	89,000	96,687
4.800%, due 03/01/50	70,000	75,523
5.050%, due 03/30/29[5]	105,000	120,731
6.384%, due 10/23/35[5]	230,000	300,113
6.484%, due 10/23/45	231,000	299,678
Comcast Corp. 2.350%, due 01/15/27	25,000	25,477
3.150%, due 03/01/26	28,000	29,777
3.150%, due 02/15/28[5]	4,000	4,289
3.200%, due 07/15/36	145,000	154,119
3.400%, due 07/15/46	257,000	270,029
3.450%, due 02/01/50	25,000	26,916
3.969%, due 11/01/47	22,000	25,251
3.999%, due 11/01/49	3,000	3,482
4.000%, due 03/01/48	5,000	5,802
4.049%, due 11/01/52	13,000	15,236
4.150%, due 10/15/28	125,000	143,589
4.200%, due 08/15/34	8,000	9,529
4.250%, due 01/15/33	40,000	47,662
4.700%, due 10/15/48	57,000	73,170
6.500%, due 11/15/35	7,000	10,257
Cox Communications, Inc. 3.150%, due 08/15/24[1]	215,000	224,953
3.250%, due 12/15/22[1]	60,000	62,107
3.350%, due 09/15/26[1]	9,000	9,549
4.700%, due 12/15/42[1]	3,000	3,420
4.800%, due 02/01/35[1]	4,000	4,667
Discovery Communications LLC 5.000%, due 09/20/37	195,000	226,604
5.200%, due 09/20/47	40,000	47,195
Fox Corp. 4.030%, due 01/25/24[1]	45,000	48,434
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[1,6]	1,140,000	1,176,640
NBCUniversal Media LLC 5.950%, due 04/01/41	225,000	323,386
Sky Ltd. 1.500%, due 09/15/21[4]	100,000	113,907
Time Warner Cable, Inc. 6.550%, due 05/01/37[5]	90,000	115,119
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	55,000	65,117
ViacomCBS, Inc. 3.375%, due 03/01/22	34,000	34,944
4.375%, due 03/15/43[5]	75,000	81,173
6.875%, due 04/30/36	37,000	51,215
Walt Disney Co./The 6.200%, due 12/15/34	47,000	68,077
6.400%, due 12/15/35	33,000	48,661
6.650%, due 11/15/37	40,000	61,283
		4,507,005

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Mining—0.0%†
Newmont Corp. 2.800%, due 10/01/29	$10,000	$10,258
4.875%, due 03/15/42[5]	50,000	61,507
Teck Resources Ltd. 6.000%, due 08/15/40	3,000	3,456
6.125%, due 10/01/35	20,000	23,952
6.250%, due 07/15/41	19,000	22,200
		121,373
Miscellaneous manufacturers—0.3%
3M Co. 0.950%, due 05/15/23	130,000	149,863
3M Co. MTN 3.375%, due 03/01/29	60,000	65,347
Eaton Corp. 2.750%, due 11/02/22	16,000	16,439
General Electric Co. MTN 5.875%, due 01/14/38	60,000	77,195
Ingersoll-Rand Luxembourg Finance SA 3.500%, due 03/21/26	95,000	101,883
Parker-Hannifin Corp. 3.250%, due 06/14/29	70,000	75,160
Siemens Financieringsmaatschappij N.V. 0.010%, due 09/05/21[4]	370,000	412,112
		897,999
Oil & gas—1.2%
BP Capital Markets America, Inc. 3.119%, due 05/04/26	67,000	70,950
3.796%, due 09/21/25	10,000	10,959
3.937%, due 09/21/28	2,000	2,246
4.234%, due 11/06/28[5]	8,000	9,165
BP Capital Markets PLC 1.109%, due 02/16/23[4]	115,000	132,334
1.373%, due 03/03/22[4]	165,000	188,882
3.814%, due 02/10/24[5]	6,000	6,456
Cimarex Energy Co. 4.375%, due 06/01/24	124,000	131,823
4.375%, due 03/15/29	5,000	5,308
Concho Resources, Inc. 3.750%, due 10/01/27	90,000	95,018
Continental Resources, Inc. 4.500%, due 04/15/23	16,000	16,893
Diamondback Energy, Inc. 3.500%, due 12/01/29	170,000	171,921
5.375%, due 05/31/25	237,000	247,899
Ecopetrol SA 4.125%, due 01/16/25	195,000	207,077
EOG Resources, Inc. 3.900%, due 04/01/35	25,000	28,521
4.150%, due 01/15/26	50,000	55,445
EQT Corp. 6.125%, due 02/01/25[5]	75,000	68,197
Marathon Petroleum Corp. 4.750%, due 12/15/23	20,000	21,877
6.500%, due 03/01/41	60,000	80,411
	Face amount	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Occidental Petroleum Corp. 0.010%, due 10/10/36	$95,000	$49,352
2.600%, due 08/13/21	10,000	10,106
2.700%, due 08/15/22	259,000	263,179
4.200%, due 03/15/48[5]	87,000	86,063
4.300%, due 08/15/39	111,000	115,462
Petroleos Mexicanos 5.625%, due 01/23/46	275,000	256,781
6.500%, due 03/13/27	595,000	643,780
Shell International Finance BV 1.250%, due 03/15/22[4]	120,000	137,381
2.500%, due 09/12/26[5]	49,000	50,765
3.250%, due 05/11/25[5]	364,000	389,343
3.625%, due 08/21/42	4,000	4,429
4.000%, due 05/10/46	2,000	2,344
4.375%, due 05/11/45	108,000	132,396
4.550%, due 08/12/43	1,000	1,250
5.500%, due 03/25/40[5]	10,000	13,942
Suncor Energy, Inc. 6.500%, due 06/15/38	65,000	91,608
6.800%, due 05/15/38	10,000	14,538
9.250%, due 10/15/21[5]	30,000	33,677
Total Capital International SA 2.125%, due 11/19/21[4]	100,000	115,667
2.125%, due 03/15/23[4]	100,000	118,934
2.434%, due 01/10/25	10,000	10,274
2.750%, due 06/19/21	10,000	10,163
		4,102,816
Packaging & containers—0.1%
Berry Global, Inc. 4.875%, due 07/15/26[1]	250,000	261,213
Pharmaceuticals—1.7%
AbbVie, Inc. 2.950%, due 11/21/26[1]	97,000	100,198
3.200%, due 11/06/22	3,000	3,101
3.375%, due 11/14/21	33,000	33,936
3.600%, due 05/14/25	95,000	101,522
4.050%, due 11/21/39[1]	3,000	3,272
4.450%, due 05/14/46	14,000	15,689
4.500%, due 05/14/35	261,000	300,570
Allergan Finance LLC 3.250%, due 10/01/22	70,000	72,245
4.625%, due 10/01/42	6,000	6,711
Allergan Funding SCS 3.800%, due 03/15/25	3,000	3,222
4.550%, due 03/15/35[5]	209,000	240,504
Allergan Sales LLC 4.875%, due 02/15/21[1]	12,000	12,280
5.000%, due 12/15/21[1]	276,000	289,324
Bausch Health Cos., Inc. 7.000%, due 03/15/24[1]	630,000	653,121

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Bayer US Finance II LLC 3.375%, due 07/15/24[1]	$21,000	$22,037
3.950%, due 04/15/45[1]	35,000	36,026
4.400%, due 07/15/44[1]	5,000	5,451
Becton Dickinson and Co. 1.401%, due 05/24/23	100,000	115,613
Bristol-Myers Squibb Co. 3.200%, due 06/15/26[1]	242,000	257,549
3.250%, due 08/15/22[1]	70,000	72,703
3.550%, due 08/15/22[1]	30,000	31,362
3.875%, due 08/15/25[1]	31,000	34,044
3.900%, due 02/20/28[1]	45,000	50,530
3.950%, due 10/15/20[1]	11,000	11,165
4.250%, due 10/26/49[1]	75,000	92,632
Cardinal Health, Inc. 4.625%, due 12/15/20	20,000	20,472
Cigna Corp. 3.050%, due 10/15/27[1]	5,000	5,185
3.250%, due 04/15/25[1]	71,000	74,431
3.750%, due 07/15/23	8,000	8,460
4.125%, due 11/15/25[5]	3,000	3,299
CVS Health Corp. 2.625%, due 08/15/24[5]	2,000	2,049
3.350%, due 03/09/21	59,000	60,053
3.375%, due 08/12/24	10,000	10,541
3.700%, due 03/09/23	330,000	346,154
4.100%, due 03/25/25	170,000	184,945
4.300%, due 03/25/28	469,000	520,331
4.780%, due 03/25/38	60,000	70,098
5.125%, due 07/20/45	87,000	105,166
Eli Lilly & Co. 1.700%, due 11/01/49	100,000	116,336
Johnson & Johnson 2.950%, due 03/03/27[5]	45,000	48,094
Merck Financial Services GmbH 0.005%, due 12/15/23[4]	400,000	444,312
0.125%, due 07/16/25[4]	100,000	111,464
Novartis Capital Corp. 3.000%, due 11/20/25[5]	3,000	3,199
Novartis Finance SA 0.125%, due 09/20/23[4]	110,000	123,697
0.500%, due 08/14/23[4]	120,000	136,194
Pfizer, Inc. 4.100%, due 09/15/38	12,000	14,286
4.125%, due 12/15/46	25,000	30,217
4.200%, due 09/15/48	6,000	7,415
4.400%, due 05/15/44	35,000	43,684
7.200%, due 03/15/39	9,000	14,763
Shire Acquisitions Investments Ireland DAC 3.200%, due 09/23/26	273,000	287,325
Takeda Pharmaceutical Co. Ltd. 5.000%, due 11/26/28	400,000	478,586
Wyeth LLC 5.950%, due 04/01/37	45,000	63,750
6.500%, due 02/01/34	6,000	8,784
		5,908,097
	Face amount	Value
Corporate bonds—(continued)
Pipelines—2.7%
Boardwalk Pipelines LP 4.800%, due 05/03/29	$20,000	$21,148
Buckeye Partners LP 4.875%, due 02/01/21	69,000	70,045
Cameron LNG LLC 3.302%, due 01/15/35[1]	135,000	142,540
3.402%, due 01/15/38[1]	145,000	152,757
Cheniere Corpus Christi Holdings LLC 5.125%, due 06/30/27	30,000	33,427
5.875%, due 03/31/25	30,000	34,074
7.000%, due 06/30/24	470,000	544,265
Cheniere Energy Partners LP 4.500%, due 10/01/29[1]	60,000	61,050
5.250%, due 10/01/25	360,000	370,800
5.625%, due 10/01/26	430,000	450,426
Enbridge, Inc. (fixed, converts to FRN on 07/15/27), 5.500%, due 07/15/77	135,000	140,266
Energy Transfer Operating LP 2.900%, due 05/15/25	55,000	55,580
3.750%, due 05/15/30[5]	69,000	70,415
4.200%, due 04/15/27	5,000	5,330
4.750%, due 01/15/26	134,000	146,720
4.950%, due 06/15/28	5,000	5,561
5.000%, due 05/15/50	90,000	92,220
5.150%, due 03/15/45	5,000	5,200
5.500%, due 06/01/27	94,000	108,018
5.875%, due 01/15/24	27,000	30,131
6.125%, due 12/15/45	18,000	20,843
6.500%, due 02/01/42	25,000	29,772
Enterprise Products Operating LLC 4.250%, due 02/15/48	2,000	2,181
4.450%, due 02/15/43	90,000	100,079
4.850%, due 03/15/44	6,000	6,990
5.100%, due 02/15/45[5]	32,000	38,360
Kinder Morgan Energy Partners LP 4.250%, due 09/01/24	55,000	59,798
5.000%, due 08/15/42	20,000	22,454
5.000%, due 03/01/43	164,000	182,125
5.400%, due 09/01/44	1,000	1,169
5.500%, due 03/01/44	20,000	23,911
Kinder Morgan Energy Partners LP MTN 6.950%, due 01/15/38	13,000	17,462
Kinder Morgan, Inc. 5.050%, due 02/15/46	10,000	11,330
5.550%, due 06/01/45	30,000	36,018
MPLX LP 4.000%, due 03/15/28	35,000	36,797
4.125%, due 03/01/27	46,000	48,764
4.875%, due 12/01/24	218,000	240,024
5.250%, due 01/15/25[1]	979,000	1,028,815
NGPL PipeCo LLC 4.375%, due 08/15/22[1,5]	547,000	569,964
4.875%, due 08/15/27[1,5]	55,000	59,468
Northern Natural Gas Co. 4.300%, due 01/15/49[1]	190,000	223,864

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Pipelines—(concluded)
Northwest Pipeline LLC 4.000%, due 04/01/27	$265,000	$286,048
Plains All American Pipeline LP/PAA Finance Corp. 3.650%, due 06/01/22	6,000	6,183
Rockies Express Pipeline LLC 3.600%, due 05/15/25[1]	75,000	75,532
4.800%, due 05/15/30[1]	105,000	103,205
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	256,000	285,658
5.625%, due 04/15/23[5,7]	169,000	184,900
5.625%, due 03/01/25	383,000	435,709
5.875%, due 06/30/26	15,000	17,420
Spectra Energy Partners LP 4.500%, due 03/15/45	5,000	5,696
Sunoco Logistics Partners Operations LP 4.250%, due 04/01/24	2,000	2,126
5.300%, due 04/01/44	127,000	134,665
6.100%, due 02/15/42	15,000	17,271
Texas Eastern Transmission LP 2.800%, due 10/15/22[1]	45,000	45,703
3.500%, due 01/15/28[1]	125,000	130,852
4.150%, due 01/15/48[1]	252,000	272,870
TransCanada PipeLines Ltd. 4.250%, due 05/15/28[5]	79,000	88,532
4.625%, due 03/01/34	12,000	13,975
4.875%, due 01/15/26[5]	158,000	179,596
5.850%, due 03/15/36	31,000	39,590
Transcontinental Gas Pipe Line Co. LLC 4.000%, due 03/15/28	268,000	289,643
4.600%, due 03/15/48	80,000	88,528
7.850%, due 02/01/26	410,000	528,367
Western Midstream Operating LP 3 mo. USD LIBOR + 0.850%, 2.698%, due 01/13/23[2]	30,000	29,986
3.100%, due 02/01/25[5]	60,000	60,320
4.000%, due 07/01/22	180,000	185,247
4.050%, due 02/01/30[5]	20,000	19,988
5.250%, due 02/01/50	55,000	52,453
5.300%, due 03/01/48	55,000	48,817
Williams Cos., Inc./The 3.750%, due 06/15/27	10,000	10,572
4.300%, due 03/04/24	30,000	32,231
5.400%, due 03/04/44	4,000	4,520
7.500%, due 01/15/31	40,000	53,071
7.875%, due 09/01/21	280,000	304,867
		9,334,302
Real estate—0.1%
Northwest Florida Timber Finance LLC 4.750%, due 03/04/29[1]	200,000	207,150
Vonovia Finance BV 0.125%, due 04/06/23[4]	200,000	222,460
		429,610
	Face amount	Value
Corporate bonds—(continued)
Real estate investment trusts—0.7%
American Tower Corp. 2.750%, due 01/15/27	$10,000	$10,247
3.800%, due 08/15/29	12,000	13,043
3.950%, due 03/15/29	130,000	142,359
Boston Properties LP 2.900%, due 03/15/30	9,000	9,286
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23	460,000	486,951
Crown Castle International Corp. 2.250%, due 09/01/21	20,000	20,119
3.100%, due 11/15/29[5]	190,000	196,548
3.200%, due 09/01/24[5]	10,000	10,499
3.400%, due 02/15/21	15,000	15,212
3.650%, due 09/01/27	45,000	48,575
3.700%, due 06/15/26	20,000	21,598
3.800%, due 02/15/28	10,000	10,891
4.000%, due 03/01/27	6,000	6,590
4.875%, due 04/15/22	18,000	19,143
5.200%, due 02/15/49	75,000	96,647
5.250%, due 01/15/23	90,000	98,453
Equinix, Inc. 2.625%, due 11/18/24	102,000	103,090
GLP Capital LP/GLP Financing II, Inc. 4.000%, due 01/15/30	159,000	168,706
5.250%, due 06/01/25	160,000	179,192
5.750%, due 06/01/28	25,000	29,166
Prologis Euro Finance LLC 1.500%, due 09/10/49	100,000	108,303
Realty Income Corp. 3.000%, due 01/15/27	45,000	47,463
4.125%, due 10/15/26	40,000	44,841
Service Properties Trust 4.350%, due 10/01/24[5]	20,000	21,059
Simon International Finance SCA 1.375%, due 11/18/22[4]	105,000	120,582
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[1]	184,000	188,845
		2,217,408
Retail—0.3%
Dollar General Corp. 4.125%, due 05/01/28[5]	5,000	5,639
Home Depot, Inc./The 2.950%, due 06/15/29	90,000	95,963
3.000%, due 04/01/26	70,000	74,429
3.900%, due 12/06/28	51,000	58,092
5.875%, due 12/16/36	17,000	24,145
5.950%, due 04/01/41	30,000	43,615
Lowe's Cos., Inc. 2.500%, due 04/15/26	10,000	10,236
4.250%, due 09/15/44	2,000	2,260
McDonald's Corp. GMTN 1.000%, due 11/15/23[4]	200,000	230,596

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Retail—(concluded)
McDonald's Corp. MTN 2.750%, due 12/09/20	$25,000	$25,192
3.625%, due 05/01/43	5,000	5,278
3.625%, due 09/01/49	283,000	301,587
4.450%, due 09/01/48	20,000	24,234
4.700%, due 12/09/35	15,000	18,623
4.875%, due 12/09/45[5]	12,000	15,196
6.300%, due 03/01/38	15,000	21,350
Starbucks Corp. 3.550%, due 08/15/29	15,000	16,653
3.800%, due 08/15/25	20,000	21,892
Walgreens Boots Alliance, Inc. 4.500%, due 11/18/34	7,000	7,500
Walmart, Inc. 3.250%, due 07/08/29	32,000	35,055
		1,037,535
Semiconductors—0.9%
Analog Devices, Inc. 2.850%, due 03/12/20	80,000	80,073
3.500%, due 12/05/26[5]	5,000	5,379
3.900%, due 12/15/25	87,000	95,261
4.500%, due 12/05/36	58,000	65,487
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27	431,000	455,536
Broadcom, Inc. 3.125%, due 04/15/21[1]	355,000	360,151
3.125%, due 10/15/22[1]	152,000	155,872
4.250%, due 04/15/26[1]	5,000	5,407
Intel Corp. 2.700%, due 12/15/22[5]	19,000	19,625
4.100%, due 05/19/46	35,000	42,228
4.900%, due 07/29/45	5,000	6,650
KLA Corp. 4.100%, due 03/15/29	140,000	157,264
5.000%, due 03/15/49[5]	60,000	77,815
Lam Research Corp. 2.750%, due 03/15/20	125,000	125,075
2.800%, due 06/15/21	67,000	67,941
3.750%, due 03/15/26[5]	120,000	131,252
4.875%, due 03/15/49	75,000	98,447
NVIDIA Corp. 3.200%, due 09/16/26	303,000	326,061
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[1]	348,000	357,495
4.625%, due 06/01/23[1]	260,000	280,535
5.550%, due 12/01/28[1]	2,000	2,379
NXP BV/NXP Funding LLC/NXP USA, Inc. 4.300%, due 06/18/29[1]	57,000	63,115
QUALCOMM, Inc. 4.800%, due 05/20/45	51,000	64,521
		3,043,569
	Face amount	Value
Corporate bonds—(continued)
Shipbuilding—0.1%
Huntington Ingalls Industries, Inc. 3.483%, due 12/01/27	$225,000	$240,004
5.000%, due 11/15/25[1]	202,000	211,191
		451,195
Software—1.0%
Activision Blizzard, Inc. 3.400%, due 09/15/26[5]	345,000	370,635
Autodesk, Inc. 2.850%, due 01/15/30[5]	60,000	61,400
3.500%, due 06/15/27	46,000	49,346
Dassault Systemes SE 0.010%, due 09/16/22[4]	300,000	334,032
Electronic Arts, Inc. 4.800%, due 03/01/26	155,000	178,845
Fidelity National Information Services, Inc. 0.125%, due 12/03/22	100,000	111,471
0.750%, due 05/21/23	200,000	226,945
3.000%, due 08/15/26[5]	135,000	142,021
3.750%, due 05/21/29[5]	109,000	121,818
Fiserv, Inc. 2.750%, due 07/01/24	238,000	245,377
3.200%, due 07/01/26	150,000	158,402
3.500%, due 07/01/29	140,000	150,974
3.850%, due 06/01/25	51,000	55,286
4.200%, due 10/01/28	195,000	220,319
Microsoft Corp. 2.400%, due 08/08/26[5]	30,000	31,112
3.125%, due 11/03/25[5]	4,000	4,299
3.300%, due 02/06/27[5]	62,000	67,889
3.450%, due 08/08/36	4,000	4,534
3.500%, due 02/12/35	298,000	338,864
3.700%, due 08/08/46	5,000	5,902
3.750%, due 05/01/43	18,000	21,044
3.750%, due 02/12/45	2,000	2,344
4.100%, due 02/06/37	15,000	18,170
4.200%, due 11/03/35	66,000	81,041
4.500%, due 10/01/40	7,000	9,057
Oracle Corp. 1.900%, due 09/15/21	29,000	29,123
3.800%, due 11/15/37	115,000	130,462
3.900%, due 05/15/35	64,000	73,914
4.000%, due 07/15/46	57,000	66,306
4.125%, due 05/15/45	20,000	23,606
5.375%, due 07/15/40	9,000	12,192
6.125%, due 07/08/39	10,000	14,502
SAP SE 0.250%, due 03/10/22[4]	100,000	111,970
		3,473,202
Telecommunications—2.1%
AT&T, Inc. 3.400%, due 06/15/22[7]	213,000	220,513
3.600%, due 07/15/25	35,000	37,727
3.800%, due 02/15/27	230,000	250,903
3.875%, due 01/15/26	38,000	41,400

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Telecommunications—(concluded)
4.000%, due 01/15/22	$23,000	$23,977
4.100%, due 02/15/28	3,000	3,323
4.250%, due 03/01/27[5]	221,000	246,461
4.300%, due 02/15/30	222,000	251,179
4.350%, due 03/01/29	52,000	58,712
4.500%, due 05/15/35	506,000	583,027
4.800%, due 06/15/44	25,000	29,111
4.850%, due 07/15/45	9,000	10,555
4.900%, due 08/15/37	32,000	38,103
5.150%, due 03/15/42	30,000	36,618
5.150%, due 11/15/46	55,000	67,168
5.350%, due 09/01/40	5,000	6,268
5.450%, due 03/01/47[5]	2,000	2,534
5.550%, due 08/15/41	5,000	6,374
6.000%, due 08/15/40	33,000	43,714
BellSouth LLC 4.266%, due 04/26/20[1,7]	910,000	914,577
Corning, Inc. 3.700%, due 11/15/23	20,000	21,135
Juniper Networks, Inc. 4.350%, due 06/15/25[5]	25,000	27,482
Motorola Solutions, Inc. 4.600%, due 02/23/28	22,000	24,461
4.600%, due 05/23/29	213,000	239,561
5.500%, due 09/01/44	135,000	158,742
Orange SA 0.500%, due 01/15/22[4]	200,000	224,557
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360%, due 09/20/21[1,7]	1,257,813	1,268,032
Telenor ASA 0.010%, due 09/25/23[4]	100,000	111,287
Telstra Corp. Ltd. 3.500%, due 09/21/22[4]	265,000	321,929
Verizon Communications, Inc. 0.500%, due 06/02/22	105,000	118,160
4.125%, due 03/16/27[5]	411,000	464,306
4.272%, due 01/15/36	740,000	869,219
4.400%, due 11/01/34	41,000	49,144
4.500%, due 08/10/33	66,000	79,554
Vodafone Group PLC 3.750%, due 01/16/24	50,000	53,330
4.125%, due 05/30/25	102,000	111,971
4.375%, due 05/30/28	16,000	18,169
4.375%, due 02/19/43	28,000	31,242
5.000%, due 05/30/38	6,000	7,229
5.125%, due 06/19/59[5]	1,000	1,222
5.250%, due 05/30/48	189,000	238,658
6.150%, due 02/27/37	2,000	2,709
		7,314,343
	Face amount	Value
Corporate bonds—(continued)
Toys/Games/Hobbies—0.0%†
Hasbro, Inc. 2.600%, due 11/19/22	$79,000	$80,208
3.900%, due 11/19/29[5]	25,000	25,782
		105,990
Transportation—0.7%
Burlington Northern Santa Fe LLC 3.000%, due 04/01/25	25,000	26,457
4.150%, due 04/01/45	33,000	39,166
4.550%, due 09/01/44	61,000	75,796
4.950%, due 09/15/41	5,000	6,439
5.050%, due 03/01/41	20,000	26,163
5.750%, due 05/01/40	22,000	31,196
Cargo Aircraft Management, Inc. 4.750%, due 02/01/28[1]	240,000	243,610
CSX Corp. 2.600%, due 11/01/26	379,000	393,346
3.250%, due 06/01/27[5]	51,000	54,774
3.800%, due 03/01/28	55,000	61,434
3.950%, due 05/01/50	105,000	119,174
4.250%, due 03/15/29	22,000	25,357
4.300%, due 03/01/48	15,000	17,821
5.500%, due 04/15/41	17,000	22,683
FedEx Corp. 3.875%, due 08/01/42[5]	17,000	16,990
4.100%, due 04/15/43	55,000	55,871
4.400%, due 01/15/47	9,000	9,478
4.550%, due 04/01/46	73,000	78,773
Norfolk Southern Corp. 2.550%, due 11/01/29	85,000	87,100
2.900%, due 06/15/26[5]	129,000	135,866
3.400%, due 11/01/49	65,000	68,133
3.650%, due 08/01/25	39,000	42,311
3.942%, due 11/01/47	25,000	28,155
3.950%, due 10/01/42	2,000	2,261
4.450%, due 06/15/45	25,000	29,952
Ryder System, Inc. MTN 2.250%, due 09/01/21	5,000	5,032
2.650%, due 03/02/20	210,000	210,023
Union Pacific Corp. 2.750%, due 03/01/26	35,000	36,323
3.250%, due 02/05/50	110,000	111,092
3.950%, due 09/10/28	50,000	56,466
4.300%, due 03/01/49	2,000	2,396
United Parcel Service, Inc. 0.375%, due 11/15/23	120,000	135,456
2.500%, due 04/01/23[5]	9,000	9,229
2.500%, due 09/01/29[5]	123,000	127,089
3.400%, due 09/01/49	5,000	5,262
		2,396,674

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(concluded)
Water—0.1%
Veolia Environnement SA 0.672%, due 03/30/22[4]	$300,000	$337,621
Total corporate bonds (cost—$118,427,295)		124,295,994
Mortgage-backed securities—7.9%
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class AL, 1 mo. USD LIBOR + 0.900%, 2.576%, due 11/15/32[1,2]	1,150,000	1,144,952
Barclays Commercial Mortgage Trust, Series 2019-C5, Class A4, 3.063%, due 11/15/52	452,000	484,082
BENCHMARK 2018-B1 Mortgage Trust, Series 2019-B15, Class B, 3.564%, due 12/15/72	210,000	225,643
Series 2019-B15, Class C, 3.840%, due 12/15/72[3]	111,000	117,022
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.510%, due 05/15/53[3]	103,000	121,973
BFLD DPLO, Series 2019-DPLO, Class A, 1 mo. USD LIBOR + 1.090%, 2.766%, due 10/15/34[1,2]	350,000	350,000
BX Commercial Mortgage Trust, Series 2019-XL, Class A, 1 mo. USD LIBOR + 0.920%, 2.596%, due 10/15/36[1,2]	423,000	424,337
Series 2020-BXLP, Class A, 1 mo. USD LIBOR + 0.800%, 2.550%, due 12/15/29[1,2,8]	345,000	345,215
BX Trust 2019-OC11, Series 2019-OC11, Class A, 3.202%, due 12/09/41[1]	420,000	451,641
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class B, 3.500%, due 01/15/53[3]	101,000	108,182
CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, due 02/10/50	545,000	599,805
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 1 mo. USD LIBOR + 0.900%, 2.561%, due 07/25/49[1,2]	228,103	228,082
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%, 2.742%, due 08/25/49[1,2]	635,379	637,463
Commercial Mortgage Pass-Through Certificates, Series 2006-GG7, Class AM, 5.807%, due 07/10/38[3]	32,503	32,683
Series 2013-GAM, Class A2, 3.367%, due 02/10/28[1]	1,090,000	1,096,088
Series 2014-CR16, Class A4, 4.051%, due 04/10/47	145,000	157,298
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2018-COR3, Class A3, 4.228%, due 05/10/51	$614,000	$704,691
CSMC Trust, Series 2017-CALI, Class A, 3.431%, due 11/10/32[1]	260,000	276,430
DBGS BIOD Mortgage Trust, Series 2018-C1, Class A4, 4.466%, due 10/15/51	480,000	561,096
DBWF GLKS Mortgage Trust, Series 2018-GLKS, Class A, 1 mo. USD LIBOR + 1.030%, 2.688%, due 11/19/35[1,2]	497,000	496,695
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, IO, 1.286%, due 03/25/24[3]	2,460,350	96,751
Series K075, Class A2, 3.650%, due 02/25/28[3]	230,000	258,183
Series K076, Class A2, 3.900%, due 04/25/28	740,000	844,777
Series K083, Class A2, 4.050%, due 09/25/28[3]	340,000	394,162
Series K084, Class A2, 3.780%, due 10/25/28[3]	170,000	193,568
Series K087, Class A2, 3.771%, due 12/25/28	203,000	231,869
Series KC02, Class A2, 3.370%, due 07/25/25	670,000	711,730
FHLMC REMIC Trust, Series 2626, Class A, 4.000%, due 06/15/33	95,865	101,852
Series 3990, Class VA, 3.500%, due 01/15/25	184,399	186,560
Series 4213, Class VE, 3.500%, due 06/15/26	189,656	195,269
Series 4248, Class FL,
1 mo. USD LIBOR + 0.450%, 2.126%, due 05/15/41[2]	202,608	202,506
Series 4316, Class XZ, 4.500%, due 03/15/44	396,359	471,828
Series 4323, Class CA, 4.000%, due 03/15/40	141,799	145,065
Series 4325, Class MA, 4.000%, due 09/15/39	437,683	447,370
Series 4328, Class DA, 4.000%, due 01/15/36	466,731	479,771
Series 4336, Class MA, 4.000%, due 01/15/40	378,644	387,098
Series 4443, Class BA, 3.500%, due 04/15/41	70,811	73,377
Series 4447, Class PA, 3.000%, due 12/15/44	75,086	78,539
Series 4606, Class FB, 1 mo. USD LIBOR + 0.500%, 2.176%, due 08/15/46[2]	303,907	303,873

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Flagstar Mortgage Trust, Series 2019-1INV, Class A11, 1 mo. USD LIBOR + 0.950%, 2.611%, due 10/25/49[1,2]	$497,470	$498,850
FNMA Connecticut Avenue Securities, Series 2016-C06, Class 1M1, 1 mo. USD LIBOR + 1.300%, 2.961%, due 04/25/29[2]	26,993	27,022
FNMA REMIC Trust, Series 2011-8, Class ZA, 4.000%, due 02/25/41	1,755,240	1,880,378
Series 2013-112, Class HQ, 4.000%, due 11/25/43	56,176	60,667
Series 2014-12, Class GV, 3.500%, due 03/25/27	119,736	124,939
Series 2014-48, Class AB, 4.000%, due 10/25/40	103,261	105,505
Series 2015-20, Class EV, 3.500%, due 07/25/26	215,503	225,784
Series 2015-58, Class JP, 2.500%, due 03/25/37	103,522	105,726
Series 2015-62, Class VA, 4.000%, due 10/25/26	64,761	67,973
Series 2016-48, Class UF,
1 mo. USD LIBOR + 0.400%, 2.061%, due 08/25/46[2]	491,500	491,626
Series 2016-62, Class FC,
1 mo. USD LIBOR + 0.500%, 2.161%, due 09/25/46[2]	245,191	245,116
Series 2016-74, Class GF,
1 mo. USD LIBOR + 0.500%, 2.161%, due 10/25/46[2]	306,125	305,504
FRESB Mortgage Trust, Series 2019, 1 mo. USD LIBOR + 3.500%, 3.500%, due 01/25/39[2]	252,825	269,373
GNMA Trust, Series 2014-131, Class BW, 4.043%, due 05/20/41[3]	54,459	56,639
Series 2015-3, Class ZD, 4.000%, due 01/20/45	702,073	826,362
GS Mortgage Securities Corp. Trust, Series 2019-SOHO, Class B, 1 mo. USD LIBOR + 1.150%, 2.826%, due 06/15/36[1,2]	345,000	344,457
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.430%, due 08/10/50	330,000	360,378
Series 2019, Class A4, 3.048%, due 11/10/52	418,000	445,026
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class A5, 3.914%, due 01/15/49	800,000	882,142
Series 2019-BKWD, Class A, 1 mo. USD LIBOR + 1.000%, 2.676%, due 09/15/29[1,2]	130,000	130,079
	Face amount	Value
Mortgage-backed securities—(concluded)
JP Morgan Mortgage Trust, Series 2017-1, Class A4, 3.500%, due 01/25/47[1,3]	$591,032	$599,172
Series 2017-2, Class A6, 3.000%, due 05/25/47[1,3]	430,921	435,341
Series 2019-INV2, Class A11, 1 mo. USD LIBOR + 0.900%, 2.561%, due 02/25/50[1,2]	689,167	689,895
Series 2019-LTV3, Class A11,
1 mo. USD LIBOR + 0.850%, 2.642%, due 03/25/50[1,2]	530,317	529,821
KNDL KNSQ Mortgage Trust, Series 2019-KNSQ, Class A, 1 mo. USD LIBOR + 0.800%, 2.476%, due 05/15/36[1,2]	476,000	475,550
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4, 3.779%, due 05/15/48[3]	520,000	567,444
Series 2019-H6, Class A4, 3.417%, due 06/15/52	142,888	157,360
Series 2019-NUGS, Class A, 1 mo. USD LIBOR + 0.950%, 2.626%, due 12/15/36[1,2]	241,000	240,639
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750%, due 11/25/56[1,3]	108,194	113,010
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B, 4.144%, due 01/05/43[1,3]	515,000	550,441
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, 3.000%, due 10/25/31[1,3]	219,721	223,464
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 1 mo. USD LIBOR + 0.750%, 2.464%, due 11/11/34[1,2]	81,008	80,957
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, 2.997%, due 10/25/46[3]	12,404	12,421
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5, 4.212%, due 05/15/51	445,000	509,303
Series 2018-C46, Class A4, 4.152%, due 08/15/51	170,000	194,239
Series 2019-C53, Class A4, 3.040%, due 10/15/52	314,000	334,811
Total mortgage-backed securities (cost—$26,996,258)		27,534,940
Municipal bonds—0.6%
California—0.1%
California State (Build America Bonds) 7.625%, due 03/01/40	25,000	42,063
San Diego Community College District Refunding, GO Bonds Series A (Taxable) 3.336%, due 08/01/43	180,000	184,957
		227,020

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Municipal bonds—(concluded)
Florida—0.0%†
Miami-Dade County Aviation Revenue Refunding Bonds Series B (Taxable) 3.275%, due 10/01/29	$20,000	$21,506
Miami-Dade County Water & Sewer Revenue Refunding Bonds Series C (Taxable) 3.490%, due 10/01/42	90,000	93,681
		115,187
Massachusetts—0.2%
Massachusetts Water Resources Authority Revenue Refunding Bonds Series F (Taxable) 3.104%, due 08/01/39	300,000	303,108
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds Series H (Taxable) 2.900%, due 09/01/49	215,000	221,398
		524,506
Nebraska—0.1%
University of Nebraska Facilities Corporation Revenue Refunding Bonds Series A (Taxable) 3.037%, due 10/01/49	200,000	210,182
New Jersey—0.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds (Build America Bonds) 6.561%, due 12/15/40	105,000	149,502
Rutgers State University Revenue Refunding Bonds Series R (Taxable) 3.270%, due 05/01/43	60,000	63,117
		212,619
New York—0.1%
New York State Thruway Authority Revenue Refunding Bonds Series M (Taxable) 2.900%, due 01/01/35	150,000	158,603
Port Authority of New York & New Jersey Revenue Refunding Bonds 4.458%, due 10/01/62	200,000	269,946
		428,549
Ohio—0.0%†
Cleveland Ohio Airport System Revenue Refunding Bonds Series A (Taxable) 2.882%, due 01/01/31	90,000	93,492
Oregon—0.0%†
Oregon State Department of Transportation Highway User Tax Revenue Series A 3.168%, due 11/15/38	105,000	109,012
Total municipal bonds (cost—$1,785,971)		1,920,567
Non-U.S. government agency obligations—1.8%
Argentine Republic Government International Bond 5.875%, due 01/11/28	1,322,000	578,788
Chile Government International Bond 3.240%, due 02/06/28	130,000	139,264
	Face amount	Value
Non-U.S. government agency obligations—(concluded)
Colombia Government International Bond 3.000%, due 01/30/30	$405,000	$408,847
3.875%, due 04/25/27	570,000	613,284
4.500%, due 03/15/29	75,000	84,516
Corp. Financiera de Desarrollo SA 4.750%, due 07/15/25[1]	325,000	358,312
Indonesia Government International Bond 4.100%, due 04/24/28	111,000	122,100
Mexico Government International Bond 3.250%, due 04/16/30	400,000	407,000
3.750%, due 01/11/28	771,000	817,501
4.125%, due 01/21/26	523,000	569,580
4.150%, due 03/28/27	226,000	246,481
4.500%, due 04/22/29	305,000	341,505
Panama Government International Bond 3.750%, due 03/16/25	250,000	268,125
3.875%, due 03/17/28	190,000	210,188
Philippine Government International Bond 3.000%, due 02/01/28	600,000	639,750
Uruguay Government International Bond 4.375%, due 10/27/27	375,000	420,820
4.500%, due 08/14/24	85,000	92,650
Total non-U.S. government agency obligations (cost—$6,122,575)		6,318,711
U.S. government agency obligations—35.1%
FHLB 4.000%, due 09/01/28	680,000	798,848
FHLMC 3.000%, due 09/01/27	44,815	46,180
3.000%, due 07/01/28	23,409	24,123
3.000%, due 10/01/43	440,228	458,458
3.000%, due 06/01/46	209,016	215,920
3.000%, due 10/01/46	2,048,822	2,133,735
3.500%, due 04/01/42	17,957	19,161
3.500%, due 08/01/42	25,470	27,094
3.500%, due 11/01/42	10,159	10,751
3.500%, due 06/01/44	8,671	9,252
3.500%, due 07/01/47	15,040	16,174
3.500%, due 10/01/47	78,021	84,185
3.500%, due 12/01/47	69,472	74,960
3.500%, due 01/01/48	347,196	367,405
4.000%, due 09/01/40	37,031	39,887
4.000%, due 07/01/44	32,802	35,225
4.000%, due 07/01/46	39,834	42,912
4.000%, due 08/01/46	20,467	21,982
4.000%, due 09/01/46	2,958	3,181
4.000%, due 10/01/46	6,552	7,046
4.000%, due 01/01/47	864,867	937,310
4.000%, due 02/01/47	94,135	101,389
4.500%, due 07/01/47	437,230	479,204
4.500%, due 08/01/48	224,762	245,840
5.000%, due 02/01/42	580,781	644,730
5.000%, due 09/01/43	206,737	224,699
6.250%, due 07/15/32	302,000	450,533
6.750%, due 03/15/31	82,000	122,761

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
FNMA 2.000%, due 10/01/31	$20,588	$20,727
2.000%, due 11/01/31	261,289	263,049
2.000%, due 12/01/31	27,725	27,912
2.000%, due 03/01/32	171,252	172,406
2.500%, due 04/01/32[9]	4,791,150	4,898,343
3.000%, due 07/01/29	448,878	465,812
3.000%, due 10/01/29	41,689	43,306
3.000%, due 01/01/30	248,917	258,018
3.000%, due 01/01/31	1,241,424	1,288,009
3.000%, due 09/01/31	41,034	42,758
3.000%, due 04/01/32	28,235	29,267
3.000%, due 09/01/32	489,842	510,722
3.000%, due 03/01/33	481,718	501,977
3.000%, due 11/01/39	359,814	370,167
3.000%, due 01/01/40	30,735	31,658
3.000%, due 02/01/40	1,177,000	1,212,348
3.000%, due 11/01/46	505,231	523,973
3.000%, due 03/01/47[9]	5,755,433	5,994,340
3.000%, due 04/01/47[9]	2,633,245	2,729,822
3.500%, due 12/01/29	44,992	47,582
3.500%, due 08/01/30	193,983	204,130
3.500%, due 02/01/32	400,768	422,813
3.500%, due 04/01/32	934,118	990,818
3.500%, due 05/01/32	663,949	701,919
3.500%, due 05/01/39	38,139	39,704
3.500%, due 12/01/39	93,386	97,361
3.500%, due 01/01/40	329,108	343,117
3.500%, due 02/01/40	101,000	105,299
3.500%, due 04/01/42	3,129	3,308
3.500%, due 12/01/42	5,928	6,270
3.500%, due 05/01/43	8,194	8,739
3.500%, due 07/01/43	53,985	57,813
3.500%, due 11/01/43	11,859	12,542
3.500%, due 12/01/43[9]	12,444,011	13,155,526
3.500%, due 02/01/45	6,450	6,822
3.500%, due 07/01/45	31,274	33,728
3.500%, due 08/01/45	6,609	6,992
3.500%, due 10/01/45	55,263	58,196
3.500%, due 11/01/45	74,285	79,846
3.500%, due 12/01/45	32,190	34,715
3.500%, due 04/01/46	64,598	67,898
3.500%, due 06/01/46	41,622	44,032
3.500%, due 11/01/46	415,268	440,119
3.500%, due 12/01/46	18,388	19,609
3.500%, due 01/01/47	31,951	34,415
3.500%, due 02/01/47	108,803	114,954
3.500%, due 05/01/47	19,642	21,182
3.500%, due 06/01/47	49,169	52,541
3.500%, due 07/01/47	33,929	36,289
3.500%, due 11/01/47	48,654	52,470
3.500%, due 12/01/47	417,855	446,770
3.500%, due 01/01/48	275,251	295,205
4.000%, due 09/01/33	26,346	27,973
4.000%, due 10/01/33	366,541	390,349
4.000%, due 11/01/33	496,861	523,224
4.000%, due 01/01/42	602,821	648,514
	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 02/01/42	$2,822,951	$3,037,701
4.000%, due 03/01/43	42,185	45,475
4.000%, due 10/01/43	144,589	155,448
4.000%, due 08/01/44	89,470	98,922
4.000%, due 01/01/45	220,736	242,259
4.000%, due 05/01/45	68,930	76,212
4.000%, due 07/01/46[9]	416,877	451,630
4.000%, due 07/01/46	1,455,091	1,558,873
4.000%, due 11/01/46[9]	30,565	33,795
4.000%, due 01/01/47[9]	45,271	50,042
4.000%, due 03/01/47	637,465	689,251
4.000%, due 05/01/47	57,591	61,872
4.000%, due 07/01/47	193,836	205,590
4.000%, due 08/01/47	125,150	134,720
4.000%, due 02/01/48	27,818	29,752
4.000%, due 04/01/48	1,505,580	1,616,567
4.000%, due 06/01/49	3,390,475	3,547,409
4.000%, due 07/01/49[9]	624,307	653,798
4.500%, due 04/01/41	3,222,160	3,520,224
4.500%, due 11/01/45	13,138	14,613
4.500%, due 12/01/45	66,236	72,217
4.500%, due 07/01/46	143,413	160,075
4.500%, due 10/01/47	47,163	52,468
4.500%, due 12/01/47	94,968	103,571
4.500%, due 05/01/48	726,415	794,109
5.000%, due 09/01/31	344,944	376,170
5.000%, due 01/01/44	72,612	79,624
5.000%, due 03/01/44	155,540	170,999
GNMA 3.000%, due 02/15/45	111,328	114,548
3.000%, due 04/20/45	278,596	288,932
3.000%, due 07/20/45	41,738	43,456
3.000%, due 10/20/45	74,520	77,288
3.000%, due 04/20/46	1,501,374	1,558,731
3.000%, due 05/20/46	18,408	19,108
3.000%, due 06/20/46	237,642	246,612
3.000%, due 07/20/46	478,347	496,401
3.000%, due 08/20/46[9]	2,160,550	2,240,800
3.000%, due 09/20/46	962,447	998,771
3.000%, due 11/20/46[9]	19,813	20,537
3.000%, due 12/20/46[9]	57,084	59,201
3.000%, due 01/20/50	1,864,000	1,918,007
3.500%, due 04/20/43	72,663	76,797
3.500%, due 05/20/43	73,039	76,969
3.500%, due 05/20/45	387,502	406,318
3.500%, due 03/20/46[9]	6,354,180	6,657,771
3.500%, due 04/20/46[9]	2,475,148	2,594,269
3.500%, due 05/20/46	467,102	488,166
3.500%, due 06/20/46	907,525	946,878
3.500%, due 07/20/46	177,578	186,110
3.500%, due 09/20/46	3,467,189	3,633,751
4.000%, due 04/20/39	4,100	4,351
4.000%, due 04/20/42	84,790	89,895
4.000%, due 08/20/44	686,032	728,107
4.000%, due 06/15/47	23,107	24,405
4.000%, due 06/20/47	821,136	865,546
4.000%, due 09/15/47	40,234	42,379

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
U.S. government agency obligations—(concluded)
4.000%, due 10/15/47	$163,484	$172,834
4.000%, due 11/15/47	30,777	32,897
4.000%, due 11/20/47	652,100	683,568
4.000%, due 12/15/47	88,055	93,392
4.000%, due 12/20/47	324,984	341,440
4.000%, due 01/15/48	191,670	203,071
4.500%, due 07/20/40	8,568	9,301
4.500%, due 08/20/40	8,277	8,984
4.500%, due 09/20/40	13,132	14,219
4.500%, due 10/20/40	14,723	15,984
4.500%, due 06/20/44	417,103	450,688
4.500%, due 03/15/47	31,143	34,163
4.500%, due 04/15/47	78,790	86,610
4.500%, due 05/15/47	25,980	28,604
4.500%, due 09/20/48	142,574	152,580
4.500%, due 03/20/49	296,780	311,649
GNMA TBA 3.000%[9]	392,500	403,579
3.500%[9]	2,450,000	2,527,328
4.000%	2,514,500	2,608,990
4.500%	159,000	167,298
5.000%	1,200,000	1,278,631
UMBS TBA 2.500%	925,000	931,974
3.000%[9]	5,693,852	5,822,408
3.500%	5,368,261	5,552,463
4.000%[9]	2,505,000	2,617,168
4.000%	4,700,000	4,911,615
4.500%	2,473,000	2,615,636
5.000%	110,000	117,855
Total U.S. government agency obligations (cost—$118,765,478)		121,792,762
U.S. treasury obligations—22.8%
U.S. Treasury Bonds 2.250%, due 08/15/49	1,330,000	1,404,137
2.375%, due 11/15/49	3,045,000	3,301,922
3.000%, due 02/15/47	6,234,000	7,536,809
3.000%, due 02/15/48	1,030,000	1,249,800
3.000%, due 08/15/48	695,000	845,701
3.000%, due 02/15/49	275,000	335,747
3.125%, due 11/15/41	3,015,000	3,653,803
3.625%, due 08/15/43	1,655,000	2,165,658
3.625%, due 02/15/44	3,535,000	4,636,097
4.375%, due 05/15/40	120,000	171,131
4.750%, due 02/15/37	2,175,000	3,147,973
U.S. Treasury Inflation Index Bonds (TIPS) 1.000%, due 02/15/48	1,428,979	1,710,979
1.000%, due 02/15/49	270,872	326,866
U.S. Treasury Inflation Index Notes (TIPS) 0.500%, due 04/15/24	724,086	744,020
0.625%, due 04/15/23	3,364,372	3,439,877
U.S. Treasury Notes 1.375%, due 01/31/25	1,510,000	1,513,893
1.375%, due 08/31/26	4,410,000	4,400,353
1.500%, due 09/30/24	1,490,000	1,501,699
1.500%, due 10/31/24	5,515,000	5,559,379
	Face amount	Value
U.S. treasury obligations—(concluded)
1.500%, due 11/30/24	$1,075,000	$1,084,112
1.500%, due 01/31/27	470,000	472,332
1.625%, due 12/31/21	8,770,000	8,816,591
1.625%, due 09/30/26	1,835,000	1,859,514
1.625%, due 10/31/26	7,043,000	7,136,540
1.625%, due 11/30/26	308,000	312,103
1.750%, due 12/31/24	865,000	882,469
1.750%, due 12/31/26	1,485,000	1,516,788
1.750%, due 11/15/29	3,575,000	3,652,924
1.875%, due 06/30/26	340,000	349,815
1.875%, due 07/31/26	382,000	393,087
2.000%, due 05/31/24	535,000	550,256
2.125%, due 12/31/21	105,000	106,518
2.125%, due 05/31/26	795,000	829,843
2.500%, due 02/28/26	3,090,000	3,289,401
Total U.S. treasury obligations (cost—$73,512,893)		78,898,137
	Number of shares
Short-term investments—1.2%
Investment companies—1.2%
State Street Institutional U.S. Government Money Market Fund (cost—$4,161,057)	4,161,057	4,161,057
Investment of cash collateral from securities loaned—2.4%
Money market funds—2.4%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$8,489,653)	8,489,653	8,489,653

	Number of contracts	Notional amount
Options purchased—0.1%
Call options—0.1%
90-Day Eurodollar Futures, strike @ $97.75, expires 03/16/20	2,675	EUR	107	163,175
90-Day Eurodollar Futures, strike @ $99.75, expires 12/13/21	3,350	EUR	134	15,075
Total				178,250
Put options—0.0%†
Eurodollar 2 Year Mid-Curve Options, strike @ $98.25, expires 06/12/20	725	EUR	29	1,269
U.S. Treasury Note 10 Year Futures, strike @ $128.00, expires 03/27/20	50	USD	5	313
U.S. Treasury Note 10 Year Futures, strike @ $128.50, expires 03/27/20	60	USD	6	562
Total				2,144
Total options purchased (cost—$52,759)				180,394

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—0.4%
Call swaptions—0.3%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.200% expires 09/23/20 (Counterparty: BOA; pay floating rate); underlying swap terminates 09/25/22	119,000	USD	11,900,000	$42,028
3 Month USD LIBOR Interest Rate Swap, strike @ 1.250% expires 08/10/20 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/12/22	79,700	USD	7,970,000	27,159
3 Month USD LIBOR Interest Rate Swap, strike @ 1.470% expires 08/16/21 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/18/31	12,200	USD	1,220,000	35,427
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500% expires 06/01/20 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 06/03/22	43,088	USD	4,308,750	22,106
3 Month USD LIBOR Interest Rate Swap, strike @ 1.600% expires 06/11/20 (Counterparty: BOA; pay floating rate); underlying swap terminates 06/15/50	9,580	USD	958,000	31,828
3 Month USD LIBOR Interest Rate Swap, strike @ 1.770% expires 11/05/24 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 11/07/25	66,100	USD	6,610,000	49,081
3 Month USD LIBOR Interest Rate Swap, strike @ 2.100% expires 05/13/20 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 05/15/21	127,480	USD	12,748,000	87,080
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.515% expires 02/26/20 (Counterparty: GS; pay floating rate); underlying swap terminates 02/28/25	29,800	USD	2,980,000	$173,059
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	10,500	USD	1,050,000	110,708
3 Month USD LIBOR Interest Rate Swap, strike @ 2.860% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	2,900	USD	290,000	32,709
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 03/12/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/14/34	10,900	USD	1,090,000	136,951
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980% expires 03/07/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/11/24	10,865	USD	1,086,500	139,048
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	3,150	USD	315,000	37,546
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	3,200	USD	320,000	39,584

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	3,200	USD	320,000	$39,822
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	3,200	USD	320,000	40,433
5 Year Constant Maturity Swaps, strike @ 0.350% expires 04/06/20 (Counterparty: BOA; pay floating rate); underlying swap terminates 04/06/20	108,250	USD	10,825,000	6,585
5 Year Constant Maturity Swaps, strike @ 0.350% expires 04/06/20 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/06/20	108,250	USD	10,825,000	6,585
5 Year Constant Maturity Swaps, strike @ 0.370% expires 10/15/19 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/12/20	54,500	USD	5,450,000	595
6 Month EURIBOR Interest Rate Swap, strike @ 0.780% expires 04/16/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	362,000	JPY	36,200,000	37,357
Total				1,095,691
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—0.1%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.470% expires 08/16/21 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/18/31	12,200	USD	1,220,000	$40,207
3 Month USD LIBOR Interest Rate Swap, strike @ 1.710% expires 05/19/20 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/21/30	7,325	USD	732,500	4,148
3 Month USD LIBOR Interest Rate Swap, strike @ 1.770% expires 11/05/24 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 11/07/25	66,100	USD	6,610,000	27,262
3 Month USD LIBOR Interest Rate Swap, strike @ 2.100% expires 05/13/20 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 05/15/21	127,480	USD	12,748,000	6
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250% expires 08/02/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 08/04/32	11,700	USD	1,170,000	17,511
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250% expires 08/08/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 08/10/32	11,900	USD	1,190,000	17,946
3 Month USD LIBOR Interest Rate Swap, strike @ 2.350% expires 07/13/20 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 07/15/30	36,400	USD	3,640,000	2,816

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/13/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/17/34	11,500	USD	1,150,000	$23,746
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/20/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/24/34	11,500	USD	1,150,000	23,864
3 Month USD LIBOR Interest Rate Swap, strike @ 2.515% expires 02/26/20 (Counterparty: GS; pay floating rate); underlying swap terminates 02/28/25	29,800	USD	2,980,000	0
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	10,500	USD	1,050,000	29,934
3 Month USD LIBOR Interest Rate Swap, strike @ 2.850% expires 05/09/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/11/52	14,300	USD	1,430,000	18,065
3 Month USD LIBOR Interest Rate Swap, strike @ 2.860% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	2,900	USD	290,000	10,276
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 03/12/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/14/34	10,900	USD	1,090,000	12,249
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980% expires 03/07/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/11/34	10,865	USD	1,086,500	$11,732
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	3,150	USD	315,000	10,376
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	3,200	USD	320,000	7,806
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	3,200	USD	320,000	7,720
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	3,200	USD	320,000	7,565
3 Month USD LIBOR Interest Rate Swap, strike @ 3.800% expires 06/07/21 (Counterparty: GS; pay floating rate); underlying swap terminates 06/09/51	12,300	USD	1,230,000	815
5 Year Constant Maturity Swaps, strike @ 0.350% expires 07/08/20 (Counterparty: GS; pay floating rate); underlying swap terminates 07/08/20	57,600	USD	5,760,000	3,294

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
5 Year Constant Maturity Swaps, strike @ 0.400% expires 06/29/20 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 06/29/20	56,900	USD	5,690,000	$4,568
6 Month EURIBOR Interest Rate Swap, strike @ 0.780% expires 04/16/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	362,000	JPY	36,200,000	623
Total				282,529
Total swaptions purchased (cost—$1,283,322)				1,378,220
Total investments before investments sold short (cost—$373,471,473)—112.2%				389,058,069
	Face amount	Value
Investments sold short—(10.5)%
U.S. government agency obligations—(10.5)%
GNMA TBA 3.000%	$(2,649,000)	$(2,721,092)
3.500%	(10,832,800)	(11,172,413)
UMBS TBA 2.500%	(2,287,000)	(2,327,648)
3.000%	(14,107,704)	(14,421,830)
3.500%	(2,045,713)	(2,133,615)
4.000%	(3,640,000)	(3,802,287)
Total investments sold short (proceeds—$36,444,454)		(36,578,885)
Liabilities in excess of other assets—(1.7)%		(5,762,121)
Net assets—100.0%		$346,717,063

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Options written

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	26,182,900	107	90-Day Eurodollar Futures, strike @ 97.88	03/16/20	$14,549	$(129,738)	$(115,189)
			Put options
USD	16,646,150	67	Eurodollar 1 Year Mid-Curve Options, strike @ 99.38	12/13/21	$29,203	$(21,775)	$7,428
Total options written					$43,752	$(151,513)	$(107,761)

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	23,800	23,800,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.70%, terminating 09/25/22	BOA	Receive	09/23/20	$34,618	$(25,477)	$9,141
USD	15,950	15,950,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.75%, terminating 08/12/22	BOA	Receive	08/10/20	32,897	(14,449)	18,448
USD	8,618	8,617,500	3 Month USD LIBOR Interest Rate Swap strike @ 1.00%, terminating 06/03/22	JPMCB	Receive	06/01/20	12,898	(8,670)	4,228
USD	1,530	1,530,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.20%, terminating 08/19/30	JPMCB	Receive	08/17/20	28,458	(15,566)	12,892

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,520	1,520,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.25%, terminating 08/21/30	BOA	Receive	08/19/20	$26,372	$(17,692)	$8,680
USD	1,180	1,180,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.33%, terminating 08/07/21	JPMCB	Receive	08/05/20	3,546	(1,768)	1,778
USD	1,220	1,220,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.42%, terminating 08/19/30	BOA	Receive	08/17/20	31,720	(21,416)	10,304
USD	1,100	1,100,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.45%, terminating 02/01/32	BOA	Receive	01/28/22	25,713	(33,520)	(7,807)
USD	3,500	3,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.51%, terminating 12/16/22	BOA	Receive	12/14/20	16,713	(26,835)	(10,122)
USD	3,498	3,497,500	3 Month USD LIBOR Interest Rate Swap strike @ 1.54%, terminating 12/15/22	GS	Receive	12/11/20	16,701	(28,143)	(11,442)
USD	6,610	6,610,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.58%, terminating 11/09/21	JPMCB	Receive	11/05/20	15,633	(24,552)	(8,919)
USD	1,110	1,110,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 01/10/32	BOA	Receive	01/06/22	25,461	(41,304)	(15,843)
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.61%, terminating 09/16/30	BOA	Receive	09/14/20	18,611	(20,993)	(2,382)
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.63%, terminating 11/04/30	BOA	Receive	11/02/20	18,281	(22,581)	(4,300)
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.64%, terminating 11/04/30	JPMCB	Receive	11/02/20	18,094	(23,344)	(5,250)
USD	1,490	1,490,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.73%, terminating 11/23/30	BOA	Receive	11/19/20	35,909	(55,131)	(19,222)
USD	14,080	14,080,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.76%, terminating 06/12/21	BOA	Receive	06/10/20	40,339	(54,273)	(13,934)
USD	1,480	1,480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.76%, terminating 09/18/30	BOA	Receive	09/16/20	37,222	(55,193)	(17,971)
USD	240	240,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.91%, terminating 12/01/56	BOA	Receive	11/27/26	31,260	(37,080)	(5,820)
USD	1,520	1,520,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.19%, terminating 06/15/30	JPMCB	Receive	06/11/20	33,440	(105,463)	(72,023)
USD	3,290	3,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.20%, terminating 02/11/22	GS	Receive	02/07/20	8,653	(53,169)	(44,516)
USD	1,030	1,030,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 03/31/22	BOA	Receive	03/27/20	3,863	(20,527)	(16,664)
USD	7,200	7,200,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.46%, terminating 02/28/22	GS	Receive	02/26/20	31,680	(155,216)	(123,536)
USD	1,630	1,629,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.78%, terminating 03/10/31	BOA	Receive	03/08/21	48,922	(198,593)	(149,671)
USD	5,780	5,780,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.88%, terminating 04/16/22	GS	Receive	04/14/20	42,194	(177,061)	(134,867)
USD	6,125	6,125,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 06/02/22	GS	Receive	05/29/20	45,019	(193,121)	(148,102)
USD	5,690	5,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.94%, terminating 04/21/22	BOA	Receive	04/17/20	39,546	(181,274)	(141,728)
USD	870	870,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 03/14/39	BOA	Receive	03/12/29	46,154	(108,009)	(61,855)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	17,970	17,970,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.06%, terminating 05/11/22	GS	Receive	05/07/20	$120,174	$(616,659)	$(496,485)
USD	1,910	1,910,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.08%, terminating 05/18/22	GS	Receive	05/14/20	12,870	(66,538)	(53,668)
USD	10,825	10,825,000	5 Year Constant Maturity Swap strike @ 0.45%, terminating 04/06/20	BOA	Receive	04/06/20	1,515	(2,203)	(688)
USD	10,825	10,825,000	5 Year Constant Maturity Swap strike @ 0.45%, terminating 04/06/20	JPMCB	Receive	04/06/20	1,596	(2,203)	(607)
USD	5,450	5,450,000	5 Year Constant Maturity Swap strike @ 0.47%, terminating 02/12/20	BOA	Receive	02/12/20	1,954	(6)	1,948
EUR	760	760,000	6 Month EURIBOR Interest Rate Swap strike @ 0.04%, terminating 09/15/27	BOA	Receive	09/13/22	12,206	(12,161)	45
EUR	755	755,000	6 Month EURIBOR Interest Rate Swap strike @ 0.11%, terminating 09/14/27	BOA	Receive	09/12/22	11,570	(10,504)	1,066
	Total						$931,802	$(2,430,694)	$(1,498,892)
			Put swaptions
USD	11,520	11,520,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.25%, terminating 07/08/20	GS	Pay	07/08/20	$5,760	$(2,941)	$2,819
USD	11,380	11,380,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.30%, terminating 06/29/20	JPMCB	Pay	06/29/20	5,690	(4,333)	1,357
USD	1,180	1,180,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.33%, terminating 08/07/21	JPMCB	Pay	08/05/20	3,546	(1,784)	1,762
USD	1,220	1,220,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.42%, terminating 08/19/30	BOA	Pay	08/17/20	31,720	(25,554)	6,166
USD	3,500	3,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.51%, terminating 12/16/22	BOA	Pay	12/14/20	16,713	(7,637)	9,076
USD	3,498	3,497,500	3 Month USD LIBOR Interest Rate Swap strike @ 1.54%, terminating 12/15/22	GS	Pay	12/11/20	16,701	(6,925)	9,776
USD	6,610	6,610,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.58%, terminating 11/09/21	JPMCB	Pay	11/05/20	15,632	(3,823)	11,809
USD	1,530	1,530,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 08/19/30	JPMCB	Pay	08/17/20	28,458	(20,005)	8,453
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.61%, terminating 09/16/30	BOA	Pay	09/14/20	18,611	(10,300)	8,311
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.63%, terminating 11/04/30	BOA	Pay	11/02/20	18,281	(11,483)	6,798
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.64%, terminating 11/04/30	JPMCB	Pay	11/02/20	18,093	(10,988)	7,105
USD	1,090	1,090,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.65%, terminating 01/12/32	BOA	Receive	10/01/22	25,424	(43,220)	(17,796)
USD	1,520	1,520,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.65%, terminating 08/21/30	BOA	Pay	08/19/20	26,372	(17,399)	8,973
USD	1,490	1,490,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.73%, terminating 11/23/30	BOA	Pay	11/19/20	35,909	(18,411)	17,498
USD	570	570,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.75%, terminating 08/11/30	BOA	Pay	08/07/20	9,590	(4,611)	4,979
USD	14,080	14,080,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.76%, terminating 06/12/21	BOA	Pay	06/10/20	40,339	(1,181)	39,158

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,480	1,480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.76%, terminating 09/18/30	BOA	Pay	09/16/20	$37,222	$(13,616)	$23,606
USD	240	240,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.91%, terminating 12/01/56	BOA	Pay	11/27/26	31,260	(27,194)	4,066
USD	1,100	1,100,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.95%, terminating 02/01/32	BOA	Pay	01/28/22	25,713	(20,636)	5,077
USD	1,210	1,210,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.95%, terminating 07/15/30	JPMCB	Pay	07/13/20	13,103	(4,238)	8,865
USD	640	640,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.00%, terminating 08/05/30	JPMCB	Pay	08/03/20	9,536	(2,208)	7,328
USD	7,190	7,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.00%, terminating 12/01/22	JPMCB	Pay	11/27/20	9,347	(2,333)	7,014
USD	1,110	1,110,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.10%, terminating 01/10/32	BOA	Pay	01/06/22	25,460	(15,635)	9,825
USD	1,090	1,090,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.15%, terminating 01/12/32	BOA	Pay	01/10/22	25,423	(14,152)	11,271
USD	18,330	18,330,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.15%, terminating 06/01/22	BOA	Pay	05/27/21	50,866	(3,158)	47,708
USD	1,520	1,520,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.19%, terminating 06/15/30	JPMCB	Pay	06/11/20	33,440	(1,577)	31,863
USD	1,220	1,220,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.25%, terminating 08/22/34	BOA	Pay	08/20/24	36,173	(34,549)	1,624
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.30%, terminating 06/17/30	GS	Pay	06/15/20	16,790	(766)	16,024
USD	1,160	1,160,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.30%, terminating 07/29/30	GS	Pay	07/27/20	14,210	(1,272)	12,938
USD	14,165	14,165,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.32%, terminating 04/08/21	GS	Pay	04/06/20	30,101	(1)	30,100
USD	14,165	14,165,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 04/08/21	GS	Pay	04/06/20	30,171	(1)	30,170
USD	13,480	13,480,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 05/19/22	GS	Pay	05/17/21	27,634	(874)	26,760
USD	820	820,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 07/14/30	GS	Pay	07/10/20	8,492	(624)	7,868
USD	820	820,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 07/14/30	GS	Pay	07/10/20	8,282	(624)	7,658
USD	22,730	22,730,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.40%, terminating 06/03/22	BOA	Pay	06/01/21	40,573	(1,398)	39,175
USD	7,200	7,200,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.46%, terminating 02/28/22	GS	Pay	02/26/20	31,680	(1)	31,679
USD	3,130	3,130,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 05/11/32	BOA	Pay	05/09/22	92,405	(18,316)	74,089
USD	1,170	1,170,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 08/04/32	JPMCB	Pay	08/02/22	16,029	(8,061)	7,968
USD	1,190	1,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 08/10/32	JPMCB	Pay	08/08/22	14,340	(8,285)	6,055
USD	1,630	1,629,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.78%, terminating 03/10/31	BOA	Pay	03/08/21	49,513	(2,448)	47,065

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.85%, terminating 06/15/50	BOA	Pay	06/11/20	$14,145	$(440)	$13,705
USD	5,780	5,780,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.88%, terminating 04/16/22	GS	Pay	04/14/20	42,194	(1)	42,193
USD	22,525	22,525,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 06/02/22	GS	Pay	05/29/20	165,559	(2)	165,557
USD	5,690	5,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.94%, terminating 04/21/22	BOA	Pay	04/17/20	39,546	(1)	39,545
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/17/34	GS	Pay	06/13/24	31,407	(13,284)	18,123
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/24/34	GS	Pay	06/20/24	28,663	(13,369)	15,294
USD	870	870,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 03/14/39	BOA	Pay	03/12/29	46,154	(21,338)	24,816
USD	17,970	17,970,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.06%, terminating 05/11/22	GS	Pay	05/07/20	120,174	(2)	120,172
USD	1,910	1,910,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.08%, terminating 05/18/22	GS	Pay	05/14/20	12,810	—	12,810
USD	3,000	3,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.15%, terminating 05/07/22	GS	Pay	05/05/20	16,575	—	16,575
USD	3,290	3,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.20%, terminating 02/11/22	GS	Pay	02/07/20	13,110	—	13,110
USD	1,170	1,170,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 08/04/32	JPMCB	Pay	08/02/22	7,664	(3,637)	4,027
USD	1,190	1,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 08/10/32	JPMCB	Pay	08/08/22	7,081	(3,748)	3,333
USD	4,590	4,590,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 12/31/22	GS	Pay	12/29/20	16,639	(5)	16,634
USD	1,030	1,030,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.35%, terminating 03/31/22	BOA	Pay	03/27/20	3,863	—	3,863
USD	4,240	4,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.35%, terminating 06/02/22	GS	Pay	05/29/20	15,423	—	15,423
USD	4,210	4,210,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.45%, terminating 06/10/22	GS	Pay	06/08/20	17,429	—	17,429
USD	2,660	2,660,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/17/22	GS	Pay	06/15/20	9,909	—	9,909
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/17/34	GS	Pay	06/13/24	18,819	(7,369)	11,450
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/24/34	GS	Pay	06/20/24	17,279	(7,428)	9,851
USD	5,280	5,280,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 08/26/22	GS	Pay	08/24/20	17,820	(1)	17,819
USD	2,600	2,600,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.87%, terminating 06/09/31	GS	Pay	06/07/21	50,575	(601)	49,974
EUR	1,290	1,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/16/23	BOA	Pay	06/14/21	3,563	(732)	2,831
EUR	1,250	1,250,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/16/23	BOA	Pay	06/14/21	3,457	(709)	2,748

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Swaptions written—(concluded)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	1,290	1,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/22/23	GS	Pay	06/18/21	$2,989	$(753)	$2,236
EUR	1,510	1,510,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/23/23	GS	Pay	06/21/21	3,663	(887)	2,776
EUR	1,400	1,400,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/29/23	BOA	Pay	06/25/21	3,342	(846)	2,496
EUR	1,500	1,500,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 07/05/23	JPMCB	Pay	07/01/21	3,047	(930)	2,117
EUR	1,520	1,520,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 07/21/23	GS	Pay	07/19/21	2,862	(1,017)	1,845
EUR	2,160	2,160,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 07/29/25	BOA	Pay	07/27/20	6,861	(2,327)	4,534
EUR	760	760,000	6 Month EURIBOR Interest Rate Swap strike @ 0.04%, terminating 09/15/27	BOA	Pay	09/13/22	12,206	(10,280)	1,926
EUR	2,840	2,840,000	6 Month EURIBOR Interest Rate Swap strike @ 0.05%, terminating 06/14/23	BOA	Pay	06/10/21	7,313	(1,314)	5,999
EUR	1,460	1,460,000	6 Month EURIBOR Interest Rate Swap strike @ 0.05%, terminating 07/06/23	JPMCB	Pay	07/02/21	3,046	(1,108)	1,938
EUR	1,840	1,840,000	6 Month EURIBOR Interest Rate Swap strike @ 0.08%, terminating 06/03/23	BOA	Pay	06/01/21	5,511	(724)	4,787
EUR	5,550	5,550,000	6 Month EURIBOR Interest Rate Swap strike @ 0.10%, terminating 03/31/23	GS	Pay	03/29/21	20,872	(1,398)	19,474
EUR	4,290	4,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.10%, terminating 04/14/23	GS	Pay	04/12/21	14,310	(1,159)	13,151
EUR	2,778	2,777,600	6 Month EURIBOR Interest Rate Swap strike @ 0.11%, terminating 06/01/23	GS	Pay	05/28/21	7,816	(963)	6,853
EUR	755	755,000	6 Month EURIBOR Interest Rate Swap strike @ 0.11%, terminating 09/14/27	BOA	Pay	09/12/22	11,570	(11,540)	30
EUR	8,560	8,560,000	6 Month EURIBOR Interest Rate Swap strike @ 0.12%, terminating 04/12/23	GS	Pay	04/08/21	32,104	(2,115)	29,989
EUR	4,250	4,250,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 04/21/23	GS	Pay	04/19/21	15,273	(1,000)	14,273
EUR	3,450	3,450,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 08/11/23	GS	Pay	08/09/21	5,102	(4,585)	517
EUR	1,940	1,940,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 08/11/23	BOA	Pay	08/09/21	2,880	(2,578)	302
EUR	4,290	4,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.16%, terminating 04/14/23	GS	Pay	04/12/21	14,444	(934)	13,510
EUR	6,270	6,270,000	6 Month EURIBOR Interest Rate Swap strike @ 0.25%, terminating 09/07/23	BOA	Pay	09/03/21	11,072	(13,727)	(2,655)
EUR	2,610	2,610,000	6 Month EURIBOR Interest Rate Swap strike @ 0.55%, terminating 12/23/22	GS	Pay	12/21/20	9,451	(91)	9,360
EUR	5,600	5,600,000	6 Month EURIBOR Interest Rate Swap strike @ 0.60%, terminating 12/16/22	JPMCB	Pay	12/14/20	21,191	(168)	21,023
	Total						$1,931,385	$(505,673)	$1,425,712
	Total swaptions written						$2,863,187	$(2,936,367)	$(73,180)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
6	EUR	Euro Bund Futures	February 2020	$5,030	$133	$(4,897)
6	USD	90-Day Eurodollar Futures	March 2020	(1,468,115)	(1,475,400)	(7,285)
9	USD	90-Day Eurodollar Futures	June 2022	2,214,577	2,222,775	8,198
U.S. treasury futures buy contracts:
13	USD	U.S. Long Bond Futures	March 2020	$2,072,195	$2,125,906	$53,711
244	USD	U.S. Treasury Note 2 Year Futures	March 2020	52,583,132	52,791,688	208,556
40	USD	U.S. Treasury Note 5 Year Futures	March 2020	4,777,499	4,812,813	35,314
3	USD	U.S. Ultra Bond Futures	March 2020	555,661	581,062	25,401
1	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2020	144,267	145,656	1,389
Total				$60,884,246	$61,204,633	$320,387
Interest rate futures sell contracts:
39	EUR	German Euro BOBL Futures	March 2020	$(5,807,645)	$(5,837,416)	$(29,771)
16	EUR	German Euro Bund Futures	March 2020	(3,056,045)	(3,106,048)	(50,003)
3	EUR	German Euro Buxl 30 Year Futures	March 2020	(678,647)	(701,696)	(23,049)
41	EUR	German Euro Schatz Futures	March 2020	(5,091,612)	(5,096,620)	(5,008)
U.S. treasury futures sell contracts:
86	USD	U.S. Treasury Note 10 Year Futures	March 2020	$(11,167,452)	$(11,322,437)	$(154,985)
Total				$(25,801,401)	$(26,064,217)	$(262,816)
Net unrealized appreciation (depreciation)						$57,571

Centrally cleared credit default swap agreements on credit indices—buy protection11

Referenced obligation	Notional amount (000)		Maturity Date	Payment frequency	Payment made by the portfolio[10]	Upfront payment received (made)	Value	Unrealized appreciation (depreciation)
CDX North American Investment Grade 33 Index	USD	13,950	12/20/24	Quarterly	1.000%	$268,375	$(342,082)	$(73,707)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
GBP	2,120	10/15/23	Maturity	3.413%	12 Month UK RPI	$(76,245)	$(76,320)
GBP	2,120	10/15/23	Maturity	3.450	12 Month UK RPI	(82,116)	(82,189)
USD	4,025	10/30/28	Maturity	2.249	12 Month US CPI	(185,528)	(185,671)
USD	3,560	02/07/25	Quarterly	2.572	3 Month USD LIBOR	(213,640)	(217,118)
JPY	9,730	02/08/34	Semi-Annual	0.336	6 Month USD LIBOR	(2,940)	(2,942)
USD	150	02/15/49	Quarterly	2.898	3 Month USD LIBOR	(44,064)	(44,068)
JPY	5,530	03/21/44	Semi-Annual	0.715	6 Month USD LIBOR	(3,971)	(3,972)
USD	1,260	03/29/30	Quarterly	2.357	3 Month USD LIBOR	(103,608)	(103,632)
USD	240	03/31/25	Quarterly	2.161	3 Month USD LIBOR	(9,742)	(9,746)
USD	720	04/03/25	Quarterly	2.312	3 Month USD LIBOR	(34,483)	(34,494)
USD	960	04/06/25	Quarterly	2.317	3 Month USD LIBOR	(46,279)	(46,294)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	2,120	04/27/25	Quarterly	2.350%	3 Month USD LIBOR	$(105,894)	$(105,927)
USD	250	05/06/30	Quarterly	2.554	3 Month USD LIBOR	(25,136)	(25,141)
USD	7,060	06/02/22	Quarterly	1.870	3 Month USD LIBOR	(44,441)	(44,527)
USD	6,670	06/15/21	Quarterly	1.770	3 Month USD LIBOR	(25,460)	(25,531)
USD	460	06/15/50	Quarterly	2.350	3 Month USD LIBOR	(72,848)	(72,860)
JPY	7,900	06/17/39	Semi-Annual	0.295	6 Month USD LIBOR	(1,293)	(1,295)
USD	180	07/05/49	Quarterly	2.378	3 Month USD LIBOR	(7,339)	(7,343)
USD	11,610	07/12/23	Quarterly	1.771	3 Month USD LIBOR	(59,312)	(59,469)
USD	3,390	07/14/22	Quarterly	1.741	3 Month USD LIBOR	(29,813)	(29,859)
EUR	4,430	07/26/23	Semi-Annual	0.290	6 Month EURIBOR	(3,441)	(3,523)
EUR	3,850	07/25/23	Semi-Annual	0.300	6 Month EURIBOR	(2,127)	(2,198)
JPY	5,850	08/08/39	Semi-Annual	0.167	6 Month USD LIBOR	390	388
USD	160	08/16/49	Quarterly	1.709	3 Month USD LIBOR	852	849
USD	130	08/17/49	Quarterly	1.667	3 Month USD LIBOR	1,074	1,071
USD	375	08/22/34	Quarterly	1.645	3 Month USD LIBOR	2,722	2,715
JPY	3,020	08/28/44	Semi-Annual	0.201	6 Month USD LIBOR	749	748
USD	6,500	03/27/21	Quarterly	1.560	3 Month USD LIBOR	(5,585)	(5,663)
USD	1,750	03/30/21	Quarterly	1.560	3 Month USD LIBOR	(1,548)	(1,569)
USD	380	10/21/34	Quarterly	1.907	3 Month USD LIBOR	(5,722)	(5,730)
USD	380	10/22/34	Quarterly	1.933	3 Month USD LIBOR	(6,586)	(6,594)
USD	175	10/23/34	Quarterly	1.982	3 Month USD LIBOR	(3,777)	(3,781)
USD	175	10/23/34	Quarterly	1.976	3 Month USD LIBOR	(3,692)	(3,696)
USD	220	10/23/39	Quarterly	2.098	3 Month USD LIBOR	(3,924)	(3,928)
USD	770	10/26/23	Quarterly	1.546	3 Month USD LIBOR	(4,506)	(4,518)
USD	910	11/01/23	Quarterly	1.582	3 Month USD LIBOR	(5,949)	(5,963)
USD	910	11/01/23	Quarterly	1.606	3 Month USD LIBOR	(6,362)	(6,377)
USD	410	11/07/34	Quarterly	1.998	3 Month USD LIBOR	(9,363)	(9,371)
USD	131	11/08/31	Quarterly	1.890	3 Month USD LIBOR	(4,048)	(4,051)
EUR	330	11/11/24	Semi-Annual	0.173	6 Month EURIBOR	(2,366)	(2,373)
EUR	330	11/11/24	Annual	6 Month EURIBOR	0.173	(270)	(270)
USD	410	11/12/34	Quarterly	2.111	3 Month USD LIBOR	(13,392)	(13,400)
USD	450	11/15/39	Quarterly	2.137	3 Month USD LIBOR	(9,423)	(9,432)
USD	12,965	12/15/21	Annual	1.305	12 Month Fedral Fund Rate	(30,658)	(30,139)
USD	1,490	12/01/22	Quarterly	1.455	3 Month USD LIBOR	(6,029)	(6,052)
EUR	1,450	12/13/23	Semi-Annual	0.167	6 Month EURIBOR	(4,342)	(4,372)
EUR	1,450	12/13/23	Annual	6 Month EURIBOR	0.166	—	(58,338)
EUR	1,510	12/16/21	Semi-Annual	0.450	6 Month EURIBOR	2,451	2,424
EUR	1,510	12/16/21	Annual	6 Month EURIBOR	0.450	(745)	(741)
USD	5,645	12/15/21	Annual	1.411	12 Month Fedral Fund Rate	(23,527)	(23,615)
EUR	75	03/18/25	Annual	0.175	6 Month EURIBOR	(496)	(498)
USD	1,020	12/21/22	Quarterly	1.619	3 Month USD LIBOR	(7,463)	(7,479)
USD	835	12/22/22	Quarterly	1.660	3 Month USD LIBOR	(6,771)	(6,784)
USD	835	12/22/22	Quarterly	1.656	3 Month USD LIBOR	(6,706)	(6,719)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
EUR	760	01/03/24	Semi-Annual	0.056%	6 Month EURIBOR	$(4,101)	$(4,117)
EUR	760	01/03/24	Annual	6 Month EURIBOR	0.056%	—	(2)
EUR	760	01/03/24	Semi-Annual	0.050	6 Month EURIBOR	(4,213)	(4,229)
EUR	760	01/03/24	Annual	6 Month EURIBOR	0.050	—	(2)
USD	1,235	05/31/24	Annual	1.345	12 Month Fedral Fund Rate	(12,656)	(12,678)
USD	405	07/09/30	Quarterly	1.760	3 Month USD LIBOR	(10,433)	(10,441)
EUR	630	01/16/30	Semi-Annual	0.185	6 Month EURIBOR	(17,315)	(17,450)
USD	2,400	05/31/24	Quarterly	1.605	3 Month USD LIBOR	(29,068)	(29,112)
USD	1,185	08/15/29	Quarterly	1.585	3 Month USD LIBOR	(13,298)	(13,323)
JPY	4,450	01/30/45	Semi-Annual	0.371	6 Month USD LIBOR	(202)	(203)
USD	1,185	08/15/29	Quarterly	1.572	3 Month USD LIBOR	(11,859)	(11,884)
USD	1,285	05/31/24	Quarterly	1.420	3 Month USD LIBOR	(5,972)	(5,996)
USD	1,285	05/31/24	Quarterly	1.376	3 Month USD LIBOR	(3,681)	(3,705)
USD	430	02/20/53	Semi-Annual	3 Month USD LIBOR	3.080	134,466	134,455
GBP	2,120	10/15/28	Maturity	12 Month UK RPI	3.485	91,158	91,059
GBP	2,120	10/15/28	Maturity	12 Month UK RPI	3.505	98,332	98,236
USD	4,025	10/30/23	Maturity	12 Month US CPI	2.164	98,597	98,488
USD	30,300	02/07/22	Semi-Annual	3 Month USD LIBOR	2.526	677,453	693,086
USD	710	03/26/29	Semi-Annual	3 Month USD LIBOR	2.600	75,282	75,269
USD	4,470	03/30/22	Semi-Annual	3 Month USD LIBOR	2.033	60,103	60,050
USD	6,610	04/27/22	Semi-Annual	3 Month USD LIBOR	2.250	119,612	119,530
USD	2,470	10/25/21	Semi-Annual	3 Month USD LIBOR	2.318	52,455	52,524
USD	250	05/18/31	Semi-Annual	3 Month USD LIBOR	2.447	21,345	21,340
USD	120	06/22/31	Semi-Annual	3 Month USD LIBOR	2.102	6,343	6,341
USD	11,430	07/13/22	Semi-Annual	3 Month USD LIBOR	1.713	54,088	53,942
EUR	480	08/11/23	Annual	6 Month EURIBOR	0.454	(1,424)	(1,433)
EUR	490	08/17/23	Annual	6 Month EURIBOR	0.577	(2,822)	(2,831)
USD	3,410	11/22/20	Semi-Annual	3 Month USD LIBOR	1.528	(4,597)	(4,631)
EUR	660	09/14/23	Annual	6 Month EURIBOR	0.500	(2,736)	(2,749)
EUR	660	09/14/23	Semi-Annual	0.500	6 Month EURIBOR	—	13
EUR	390	09/14/23	Annual	6 Month EURIBOR	0.433	(1,023)	(1,031)
EUR	390	09/14/23	Semi-Annual	0.433	6 Month EURIBOR	—	8
EUR	380	09/28/23	Annual	6 Month EURIBOR	0.450	(1,165)	(1,172)
EUR	380	09/28/23	Semi-Annual	0.000	6 Month EURIBOR	—	36,844
EUR	390	10/06/23	Annual	6 Month EURIBOR	0.436	(1,085)	(1,093)
EUR	390	10/06/23	Semi-Annual	0.436	6 Month EURIBOR	—	(3)
USD	3,015	10/31/24	Semi-Annual	3 Month USD LIBOR	3.170	264,672	264,620
USD	6,170	11/29/24	Semi-Annual	3 Month USD LIBOR	3.083	517,526	517,418
USD	30	12/01/56	Semi-Annual	3 Month USD LIBOR	1.929	1,104	1,103
USD	380	01/07/30	Semi-Annual	3 Month USD LIBOR	1.797	11,211	11,203
USD	230	01/08/30	Semi-Annual	3 Month USD LIBOR	1.746	5,684	5,679
USD	370	01/08/30	Semi-Annual	3 Month USD LIBOR	1.726	8,430	8,422
USD	230	01/09/30	Semi-Annual	3 Month USD LIBOR	1.760	5,973	5,968
USD	60	01/10/50	Semi-Annual	3 Month USD LIBOR	1.971	3,999	3,998
EUR	3,070	01/16/22	Annual	6 Month EURIBOR	0.000	4,869	4,765

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	185	01/22/30	Semi-Annual	3 Month USD LIBOR	1.781%	$5,201	$5,197
USD	190	01/23/30	Semi-Annual	3 Month USD LIBOR	1.769	5,135	5,131
USD	400	01/23/30	Semi-Annual	3 Month USD LIBOR	1.750	10,096	10,088
USD	190	01/27/30	Semi-Annual	3 Month USD LIBOR	1.699	3,888	3,884
USD	190	01/27/30	Semi-Annual	3 Month USD LIBOR	1.678	3,513	3,509
USD	370	01/28/30	Semi-Annual	3 Month USD LIBOR	1.694	7,396	7,388
USD	95	01/28/30	Semi-Annual	3 Month USD LIBOR	1.656	1,560	1,558
USD	185	01/28/30	Semi-Annual	3 Month USD LIBOR	1.659	3,081	3,077
USD	370	01/29/30	Semi-Annual	3 Month USD LIBOR	1.580	3,482	3,474
USD	535	05/15/45	Semi-Annual	3 Month USD LIBOR	1.756	7,211	7,197
USD	420	04/29/30	Semi-Annual	3 Month USD LIBOR	1.570	3,572	3,563
USD	470	01/30/30	Semi-Annual	3 Month USD LIBOR	1.580	4,388	4,378
USD	190	01/30/30	Semi-Annual	3 Month USD LIBOR	1.607	2,256	2,252
USD	370	01/30/30	Semi-Annual	3 Month USD LIBOR	1.606	4,341	4,333
USD	780	02/15/36	Semi-Annual	3 Month USD LIBOR	1.729	12,517	12,500
USD	780	02/15/36	Semi-Annual	3 Month USD LIBOR	1.714	10,930	10,912
USD	190	01/31/30	Semi-Annual	3 Month USD LIBOR	1.560	1,414	1,410
USD	185	02/03/30	Semi-Annual	3 Month USD LIBOR	1.523	735	731
USD	185	02/03/30	Semi-Annual	3 Month USD LIBOR	1.525	761	757
USD	185	02/03/30	Semi-Annual	3 Month USD LIBOR	1.511	527	523
USD	260	02/04/30	Semi-Annual	3 Month USD LIBOR	1.511	733	728
USD	185	02/04/30	Semi-Annual	3 Month USD LIBOR	1.482	9	5
USD	95	02/04/30	Semi-Annual	3 Month USD LIBOR	1.482	9	7
USD	95	02/04/30	Semi-Annual	3 Month USD LIBOR	1.485	36	34
	Total					$933,111	$921,535

OTC credit default swaps agreements on corporate issues—sell protection12

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	Berkshire Hathaway, Inc., bond 2.75%, due 03/15/23	USD	130,000	12/20/2022	Quarterly	1.000%	$(1,734)	$3,221	$1,487
JPMCB	Bristol-Myers Squibb Co., bond, 6.80%, due 11/15/26	USD	25,000	12/20/2022	Quarterly	1.000	(544)	652	108
BOA	Honeywell International, Inc., bond, 5.70%, due 03/15/36	USD	40,000	12/20/2022	Quarterly	1.000	(792)	1,077	285
JPMCB	Johnson & Johnson, bond, 1.65%, due 03/01/21	USD	65,000	12/20/2022	Quarterly	1.000	(1,527)	1,680	153
JPMCB	Pfizer, Inc., bond, 2.20%, due 12/15/21	USD	90,000	12/20/2022	Quarterly	1.000	(1,985)	2,267	282
JPMCB	The Procter & Gamble Co., bond, 1.60%, due 11/15/18	USD	90,000	12/20/2022	Quarterly	1.000	(1,986)	2,495	509
JPMCB	The Sherwin-Williams Co., bond, 7.38%, due 02/01/27	USD	40,000	12/20/2022	Quarterly	1.000	(456)	843	387
Total							$(9,024)	$12,235	$3,211

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

OTC credit default swaps agreements on credit indices—buy protection11

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Upfront payments made	Value	Unrealized appreciation (depreciation)
CSI	CMBX.NA.BBB.10 Index	USD	1,065,000	11/17/2059	Monthly	1.000%	$(45,577)	$2,821	$(42,756)
CSI	CMBX.NA.BBB.10 Index	USD	700,000	11/17/2059	Monthly	1.000	(38,262)	1,854	(36,408)
Total							$(83,839)	$4,675	$(79,164)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	EUR	183,000	USD	204,227	02/05/20	$1,259
BNP	EUR	1,510,000	USD	1,685,969	02/05/20	11,203
BOA	EUR	86,000	USD	95,224	02/05/20	(160)
BOA	EUR	14,000	USD	15,545	02/05/20	17
BOA	EUR	103,000	USD	114,474	03/04/20	39
BOA	EUR	12,860,000	USD	14,201,157	03/04/20	(86,554)
BOA	USD	14,176,864	EUR	12,860,000	02/05/20	86,376
CIBC	EUR	400,000	USD	446,291	02/05/20	2,644
CITI	EUR	149,000	USD	164,703	02/05/20	(555)
HSBC	EUR	1,134,000	USD	1,261,753	02/05/20	4,015
HSBC	EUR	46,000	USD	50,709	03/04/20	(398)
RBS	EUR	9,036,000	USD	9,988,665	02/05/20	(33,312)
TD	EUR	91,000	USD	100,817	02/05/20	(113)
TD	EUR	164,000	USD	182,208	02/05/20	313
WBC	EUR	93,000	USD	104,063	02/05/20	915
WBC	EUR	577,096	USD	637,298	03/04/20	(3,868)
Net unrealized appreciation (depreciation)						$(18,179)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$12,091,545	$—	$12,091,545
Commercial paper	—	1,996,089	—	1,996,089
Corporate bonds	—	124,295,994	—	124,295,994
Mortgage-backed securities	—	27,534,940	—	27,534,940
Municipal bonds	—	1,920,567	—	1,920,567

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Non-U.S. government agency obligations	$—	$6,318,711	$—	$6,318,711
U.S. government agency obligations	—	121,792,762	—	121,792,762
U.S. treasury obligations	—	78,898,137	—	78,898,137
Short-term investments	—	4,161,057	—	4,161,057
Investment of cash collateral from securities loaned	—	8,489,653	—	8,489,653
Options purchased	180,394	—	—	180,394
Swaptions purchased	—	1,378,220	—	1,378,220
Futures contracts	332,569	—	—	332,569
Swap agreements	—	2,430,641	—	2,430,641
Forward foreign currency contracts	—	106,781	—	106,781
Total	$512,963	$391,415,097	$—	$391,928,060
Liabilities
Investments sold short	$—	$(36,578,885)	$—	$(36,578,885)
Options written	(151,513)	—	—	(151,513)
Swaptions written	—	(2,936,367)	—	(2,936,367)
Futures contracts	(270,101)	(4,897)	—	(274,998)
Swap agreements	—	(1,822,702)	—	(1,822,702)
Forward foreign currency contracts	—	(124,960)	—	(124,960)
Total	$(421,614)	$(41,467,811)	$—	$(41,889,425)

At January 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05%

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $41,793,818, represented 12.1% of the Fund's net assets at period end.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Security, or portion thereof, was on loan at the period end.

6  Perpetual investment. Date shown reflects the next call date.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

9  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

10  Payments made or received are based on the notional amount.

11  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2020, the Portfolio's Class P shares returned 5.13% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Government/Credit Index (the "benchmark") returned 4.92%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 73. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. An average overweight to US duration added to performance as Treasury yields fell. (Duration measures a portfolio's sensitivity to interest rate changes.) Non-US developed market interest rate strategies were also additive to results, including an overweight to Italian duration as Italian interest rates fell. This was partially offset by short exposure to UK and Japanese interest rates, as rates in these countries also fell over the period.

Overall, spread sector strategies added to performance. Positive security selection within investment-grade credit and exposure to high-yield credit contributed to performance. Additionally, securitized credit exposure added to performance, particularly positions in non-agency mortgage-backed securities (MBS) and European residential MBS.

On the downside, overall currency strategies detracted from performance. Tactical exposure to higher carry (yielding) emerging markets currencies, including the Chinese yuan, was a headwind for results.

Overall, derivative usage was positive during the period. The use of interest rate swaps was neutral for returns, as swap rates performed in line with Treasury rates. We used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were used to manage credit exposure in lieu of the direct buying or selling of physical securities. In particular, the use of credit default swaps to short credit spreads contributed to performance, as synthetic credit spreads underperformed cash credit spreads. We benefited from the income generated from the selling of options and swaptions. These positions were used to manage interest rate exposure and the overall volatility of the portfolio. Overall, use of currency options was neutral for performance. Currency options were used to gain exposure to foreign currency markets and generate income in expected currency scenarios. The use of government futures to adjust interest rate exposures and replicate government bond positions added to performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Adam Grotzinger, Bradley C. Tank and Ashok Bhatia

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

PACE Strategic Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.07%	10.90%	3.38%	4.61%
Class Y2	5.14	11.20	3.59	4.85
Class P3	5.13	11.18	3.62	4.87
After deducting maximum sales charge
Class A1	1.14	6.75	2.59	4.22
Bloomberg Barclays US Government/Credit Index[4]	4.92	11.02	3.18	4.05

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.50%	10.09%	3.42%	4.63%
Class Y2	2.63	10.39	3.64	4.86
Class P3	2.63	10.37	3.66	4.88
After deducting maximum sales charge
Class A1	(1.32)	5.99	2.62	4.22

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, supplemented from time to time, were as follows: Class A—1.56% and 1.48%; Class Y—1.42% and 1.21%; and Class P—1.32% and 1.20% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class Y—0.68%; and Class P—0.68% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Government/Credit Index is an unmanaged index composed of US government, government-related and investment-grade US corporate issues and non-corporate foreign debentures, denominated in US dollars with at least one year to maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Strategic Fixed Income Investments

Portfolio statistics—January 31, 2020 (unaudited)

Characteristics
Weighted average duration	4.76 yrs.
Weighted average maturity	9.49 yrs.
Average coupon	3.79%
Top ten fixed income holdings[1]	Precentage of net assets
GNMA II TBA, 4.000%	8.3%
U.S. Treasury Bonds, 2.500% due 02/15/45	7.9
U.S. Treasury Notes, 2.125% due 09/30/21	3.8
UMBS TBA, 3.000%	3.6
GNMA II TBA, 5.000%	2.6
U.S. Treasury Inflation Index Bonds (TIPS), 0.750% due 07/15/28	2.3
U.S. Treasury Notes, 2.000% due 02/28/21	2.3
U.S. Treasury Inflation Index Bonds (TIPS), 0.125% due 04/15/21	1.7
U.S. Treasury Notes, 2.125% due 09/30/24	1.5
U.S. Treasury Bonds, 2.875% due 08/15/45	1.3
Total	35.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	107.2%
United Kingdom	6.2
Cayman Islands	2.8
Netherlands	2.5
Japan	2.1
Total	120.8%
Asset allocation[1]	Percentage of net assets
Corporate bonds	55.0%
U.S. treasury obligations	35.2
U.S. government agency obligations	18.7
Mortgage-backed securities	11.7
Asset-backed securities	7.2
Non-U.S. government agency obligations	3.8
Exchange traded funds	0.9
Loan assignments	0.5
Short-term investments	0.4
Municipal bonds	0.2
Short-term U.S. treasury obligations	0.1
Options, swaptions, futures, swaps and forward foreign currency contracts	0.0 †
Cash equivalents and liabilities in excess of the other assets	(33.7)
Total	100.0%

†  Amount represents less than 0.05%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Asset-backed securities—7.2%
Accredited Mortgage Loan Trust, Series 2004-2, Class A1,
1 mo. USD LIBOR + 0.580%, 2.241%, due 07/25/34[2]		814,946	$807,849
Ally Auto Receivables Trust, Series 2018-3, Class A2,
2.720%, due 05/17/21		9,371	9,373
AM Capital Funding LLC,
Series 2018-1, Class A, 4.980%, due 12/15/23[3]		440,000	460,346
Avery Point III CLO Ltd., Series 2013-3A, Class AR,
3 mo. USD LIBOR + 1.120%, 2.939%, due 01/18/25[2,3]		62,443	62,511
Avery Point IV CLO Ltd., Series 2014-1A, Class AR,
3 mo. USD LIBOR + 1.100%, 2.894%, due 04/25/26[2,3]		424,342	424,342
California Street CLO XII Ltd., Series 2013-12A, Class AR,
3 mo. USD LIBOR + 1.030%, 2.861%, due 10/15/25[2,3]		1,022,299	1,023,117
CHEC Loan Trust, Series 2004-2, Class M1,
1 mo. USD LIBOR + 0.640%, 2.301%, due 06/25/34[2]		402,771	404,192
Chesapeake Funding II LLC, Series 2018-2A, Class A1, 3.230%, due 08/15/30[3]		1,326,816	1,350,939
Series 2018-2A, Class A2,
1 mo. USD LIBOR + 0.370%, 2.046%, due 08/15/30[2,3]		1,326,816	1,339,911
Cork Street CLO Designated Activity Co., Series 1A, Class A1BE,
3 mo. Euribor + 0.760%, 0.760%, due 11/27/28[2,3]	EUR	2,400,000	2,662,240
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A, 6.172%, due 06/25/36[4]		304,628	133,260
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A,
1 mo. USD LIBOR + 0.820%, 2.496%, due 09/15/29[2]		43,863	43,661
Evans Grove CLO Ltd., Series 2018-1A, Class A1,
3 mo. USD LIBOR + 0.920%, 2.834%, due 05/28/28[2,3]		1,600,000	1,598,717
Figueroa CLO Ltd., Series 2014-1A, Class AR,
3 mo. USD LIBOR + 0.900%, 2.731%, due 01/15/27[2,3]		711,417	711,826
First Frankin Mortgage Loan Trust, Series 2005-FFH3, Class M2,
1 mo. USD LIBOR + 0.795%, 2.456%, due 09/25/35[2]		299,618	300,485
	Face amount[1]	Value
Asset-backed securities—(continued)
Gallatin CLO IX Ltd., Series 2018-1A, Class A,
3 mo. USD LIBOR + 1.050%, 2.869%, due 01/21/28[2,3]	1,600,000	$1,600,851
GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A2,
1 mo. USD LIBOR + 0.380%, 2.056%, due 03/15/23[2,3]	1,900,000	1,903,453
GSAMP Trust, Series 2006-HE4, Class A1,
1 mo. USD LIBOR + 0.140%, 1.801%, due 06/25/36[2]	1,514,026	1,491,460
Home Equity Asset Trust, Series 2005-2, Class M5,
1 mo. USD LIBOR + 1.095%, 2.756%, due 07/25/35[2]	822,310	829,167
Jamestown CLO V Ltd., Series 2014-5A, Class AR,
3 mo. USD LIBOR + 1.220%, 3.056%, due 01/17/27[2,3]	541,063	541,670
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1,
1 mo. USD LIBOR + 0.390%, 2.051%, due 05/25/35[2]	2,400,000	2,399,877
JPMorgan Mortgage Acquisition Trust, Series 2006-NC1, Class A1,
1 mo. USD LIBOR + 0.170%, 1.831%, due 04/25/36[2]	167,471	167,402
Series 2007-CH1, Class MV2,
1 mo. USD LIBOR + 0.280%, 1.941%, due 11/25/36[2]	1,680,000	1,677,594
LoanCore Issuer Ltd., Series 2018-CRE1, Class A,
1 mo. USD LIBOR + 1.130%, 2.806%, due 05/15/28[2,3]	1,600,000	1,601,000
Loomis Sayles CLO II Ltd., Series 2015-2A, Class A1R,
3 mo. USD LIBOR + 0.900%, 2.731%, due 04/15/28[2,3]	1,900,000	1,897,498
LP Credit Card ABS Master Trust, Series 2018-1, Class A,
1 mo. USD LIBOR + 1.550%, 3.822%, due 08/20/24[2,3]	1,388,170	1,374,605
M360 LLC, Series 2018-CRE1, Class A, 4.395%, due 07/24/28[3]	1,143,027	1,144,594
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2,
1 mo. USD LIBOR + 0.705%, 2.366%, due 12/25/34[2]	201,449	192,620
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1,
1 mo. USD LIBOR + 1.575%, 3.236%, due 11/25/32[2]	512,362	514,253

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
Mountain View CLO Ltd., Series 2014-1A, Class ARR,
3 mo. USD LIBOR + 0.800%, 2.631%, due 10/15/26[2,3]	790,563	$790,787
Navient Private Education Loan Trust, Series 2018-BA, Class A1,
1 mo. USD LIBOR + 0.350%, 2.026%, due 12/15/59[2,3]	230,741	230,741
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A1, 3.010%, due 06/16/42[3]	437,626	439,321
Navient Student Loan Trust, Series 2019-7A, Class A1,
1 mo. USD LIBOR + 0.500%, 2.170%, due 01/25/68[2,3]	415,000	415,013
New Century Home Equity Loan Trust, Series 2005-B, Class M1,
1 mo. USD LIBOR + 0.480%, 2.141%, due 10/25/35[2]	1,900,000	1,856,538
Series 2005-D, Class A2D,
1 mo. USD LIBOR + 0.330%, 1.991%, due 02/25/36[2]	815,581	817,009
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.430%, due 12/16/24[3]	1,600,000	1,623,596
RASC, Series 2005-KS11 Trust, Class M2,
1 mo. USD LIBOR + 0.420%, 2.081%, due 12/25/35[2]	1,100,000	1,102,986
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2,
1 mo. USD LIBOR + 1.350%, 3.011%, due 12/25/34[2]	715,612	719,993
Saxon Asset Securities Trust, Series 2004-1, Class M1,
1 mo. USD LIBOR + 0.795%, 2.531%, due 03/25/35[2]	293,225	285,548
Series 2006-1, Class M1,
1 mo. USD LIBOR + 0.465%, 2.126%, due 03/25/36[2]	1,943,246	1,883,444
Sound Point CLO X Ltd., Series 2015-3A, Class AR,
3 mo. USD LIBOR + 0.890%, 2.709%, due 01/20/28[2,3]	1,600,000	1,600,275
Soundview Home Loan Trust, Series 2006-OPT2, Class A3,
1 mo. USD LIBOR + 0.180%, 1.841%, due 05/25/36[2]	272,869	272,792
Series 2006-OPT3, Class 2A4,
1 mo. USD LIBOR + 0.250%, 1.911%, due 06/25/36[2]	2,675,000	2,594,785
Structured Asset Securities Corp., Series 2001-SB1, Class A2, 3.375%, due 08/25/31	209,627	206,067
Series 2005-WF1, Class M1,
1 mo. USD LIBOR + 0.660%, 2.321%, due 02/25/35[2]	170,676	170,778
	Face amount[1]	Value
Asset-backed securities—(concluded)
Telos CLO Ltd., Series 2014-6A, Class A1R,
3 mo. USD LIBOR + 1.270%, 3.106%, due 01/17/27[2,3]	1,351,863	$1,354,913
TICP CLO III-2 Ltd., Series 2018-3R, Class A,
3 mo. USD LIBOR + 0.840%, 2.659%, due 04/20/28[2,3]	1,300,000	1,299,276
Trillium Credit Card Trust II, Series 2018-1A, Class A,
1 mo. USD LIBOR + 0.250%, 1.911%, due 02/27/23[2,3]	1,800,000	1,800,154
TRTX Issuer Ltd., Series 2019-FL3, Class A,
1 mo. USD LIBOR + 1.150%, 2.819%, due 10/15/34[2,3]	1,500,000	1,501,877
United States Small Business Administration, Series 2002-20K, Class 1, 5.080%, due 11/01/22	102,079	105,155
Series 2005-20H, Class 1,
5.110%, due 08/01/25	156,642	165,315
Series 2007-20D, Class 1,
5.320%, due 04/01/27	631,156	672,074
Utah State Board of Regents, Series 2017-1, Class A,
1 mo. USD LIBOR + 0.750%, 2.411%, due 01/25/57[2]	667,758	662,082
Verizon Owner Trust, Series 2017-1A, Class A, 2.060%, due 09/20/21[3]	173,273	173,315
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A, 2.980%, due 01/18/22[3]	706,450	708,406
WhiteHorse X Ltd., Series 2015-10A, Class A1R,
3 mo. USD LIBOR + 0.930%, 2.766%, due 04/17/27[2,3]	975,179	975,775
World Omni Auto Receivables Woart Trust, Series 2019-A, Class A3, 3.040%, due 05/15/24	535,000	546,439
Total asset-backed securities (cost—$51,383,665)		53,643,267
Corporate bonds—55.0%
Advertising—0.2%
Interpublic Group of Cos., Inc./The 3.750%, due 10/01/21	1,200,000	1,236,890
Lamar Media Corp. 3.750%, due 02/15/28[3,5]	70,000	70,468
5.000%, due 05/01/23	40,000	40,750
5.750%, due 02/01/26	80,000	84,304
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, due 03/15/30[3]	25,000	25,750
5.000%, due 08/15/27[3]	46,000	48,180
		1,506,342

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Aerospace & defense—0.3%
Signature Aviation US Holdings, Inc. 5.375%, due 05/01/26[3]	135,000	$139,604
Spirit AeroSystems, Inc. 3.950%, due 06/15/23	1,500,000	1,518,499
TransDigm, Inc. 5.500%, due 11/15/27[3]	100,000	100,615
6.250%, due 03/15/26[3]	300,000	323,550
6.375%, due 06/15/26	180,000	189,675
7.500%, due 03/15/27	130,000	142,350
		2,414,293
Agriculture—0.8%
Darling Ingredients, Inc. 5.250%, due 04/15/27[3]	70,000	73,850
Imperial Brands Finance PLC 3.500%, due 02/11/23[3]	3,755,000	3,882,508
3.750%, due 07/21/22[3]	1,600,000	1,657,319
		5,613,677
Airlines—1.2%
Air Canada Pass-Through Trust, Series 2013-1, Class B,
5.375%, due 05/15/21[3]	1,239,810	1,276,166
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.950%, due 01/15/23	1,226,721	1,287,022
Series 2016-2, Class AA, 3.200%, due 06/15/28	1,110,850	1,183,661
Series 2017-2, Class A, 3.600%, due 10/15/29	918,816	967,577
Continental Airlines Pass-Through Trust, Series 2012-2, Class A,
4.000%, due 10/29/24	1,119,055	1,197,748
JetBlue Pass Through Trust, Series A, 2.950%, due 05/15/28	2,200,000	2,257,502
Spirit Airlines Pass Through Trust, Series A, 4.100%, due 04/01/28	459,093	494,767
		8,664,443
Apparel—0.0%†
William Carter Co./The 5.625%, due 03/15/27[3]	135,000	143,755
Auto manufacturers—3.4%
Daimler Finance North America LLC 2.550%, due 08/15/22[3,6]	1,800,000	1,824,343
3 mo. USD LIBOR + 0.880%, 2.779%, due 02/22/22[2,3,6]	1,800,000	1,817,141
3 mo. USD LIBOR + 0.900%, 2.810%, due 02/15/22[2,3]	640,000	646,957
Ford Motor Co. 4.346%, due 12/08/26	300,000	312,341
	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
Ford Motor Credit Co. LLC 2.459%, due 03/27/20		2,800,000	$2,801,283
5.750%, due 02/01/21[6]		970,000	1,002,765
General Motors Financial Co., Inc. 3.200%, due 07/13/20		1,300,000	1,305,343
3.550%, due 04/09/21		1,600,000	1,629,974
5.100%, due 01/17/24		1,725,000	1,892,831
3 mo. USD LIBOR + 0.540%, 2.448%, due 11/06/20[2]		1,500,000	1,501,594
General Motors Financial Co., Inc. EMTN 3 mo. Euribor + 0.550%, 0.151%, due 03/26/22[2,7]	EUR	1,200,000	1,324,602
Harley-Davidson Financial Services, Inc. 2.550%, due 06/09/22[3]		1,100,000	1,110,942
Hyundai Capital America 2.850%, due 11/01/22[3]		1,500,000	1,527,384
Volkswagen Bank GmbH EMTN 2.500%, due 07/31/26[7]	EUR	1,200,000	1,481,241
Volkswagen Group of America Finance LLC 2.700%, due 09/26/22[3]		670,000	681,322
2.850%, due 09/26/24[3]		1,500,000	1,546,743
3 mo. USD LIBOR + 0.860%, 2.795%, due 09/24/21[2,3]		1,500,000	1,512,695
3 mo. USD LIBOR + 0.940%, 2.841%, due 11/12/21[2,3,6]		1,500,000	1,514,880
			25,434,381
Auto parts & equipment—0.2%
Goodyear Tire & Rubber Co./The 5.125%, due 11/15/23		40,000	40,501
IHO Verwaltungs GmbH, 4.750% Cash or 5.500 PIK,
4.750%, due 09/15/26[3,8]		200,000	206,500
ZF North America Capital, Inc. 4.000%, due 04/29/20[3]		900,000	903,375
			1,150,376
Banks—11.7%
Bank of America Corp.
(fixed, converts to FRN on 01/23/21), 2.738%, due 01/23/22		325,000	327,712
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23		3,131,000	3,227,056
(fixed, converts to FRN on 04/24/27), 3.705%, due 04/24/28		530,000	577,170
Series JJ, (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[9]		86,000	91,066
Series X, (fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[9]		102,000	113,602
Bank of America Corp. MTN (fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29		405,000	451,259
4.000%, due 01/22/25		1,500,000	1,623,018
4.125%, due 01/22/24		3,700,000	4,017,835

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
Bank of Ireland
(fixed, converts to FRN on 06/18/20), 7.375%, due 06/18/20[7,9]	EUR	949,000	$1,076,169
Bank of New York Mellon Corp./The, Series F,
(fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[9]		82,000	86,760
Barclays Bank PLC 7.625%, due 11/21/22[6]		1,600,000	1,804,432
Barclays PLC 3 mo. USD LIBOR + 1.625%, 3.459%, due 01/10/23[2]		2,000,000	2,033,253
(fixed, converts to FRN on 02/15/22), 4.610%, due 02/15/23		1,100,000	1,152,600
4.836%, due 05/09/28		535,000	596,087
(fixed, converts to FRN on 05/16/28), 4.972%, due 05/16/29[6]		1,100,000	1,276,556
(fixed, converts to FRN on 12/15/20), 8.000%, due 12/15/20[9]	EUR	1,000,000	1,176,045
BBVA USA 3.500%, due 06/11/21		1,600,000	1,633,496
CIT Group, Inc. 4.750%, due 02/16/24		55,000	58,575
5.000%, due 08/15/22		500,000	531,250
5.250%, due 03/07/25		45,000	49,388
6.125%, due 03/09/28		35,000	41,669
Citigroup, Inc.
3 mo. USD LIBOR + 0.960%, 2.754%, due 04/25/22[2]		355,000	360,489
(fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23		1,400,000	1,429,382
(fixed, converts to FRN on 10/27/27), 3.520%, due 10/27/28		280,000	301,388
(fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28		755,000	826,624
4.400%, due 06/10/25		980,000	1,080,780
(fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[9]		73,000	77,947
Citizens Financial Group, Inc., Series B,
(fixed, converts to FRN on 07/06/23), 6.000%, due 07/06/23[9]		60,000	63,300
Series C,
(fixed, converts to FRN on 04/06/24), 6.375%, due 04/06/24[9]		80,000	85,600
Commonwealth Bank of Australia 3.743%, due 09/12/39[3]		400,000	419,449
Cooperatieve Rabobank UA 3.875%, due 09/26/23[3]		1,500,000	1,604,389
Credit Suisse AG 6.500%, due 08/08/23[3]		500,000	559,375
Credit Suisse Group AG 3 mo. USD LIBOR + 1.240%, 3.127%, due 06/12/24[2,3]		1,600,000	1,627,770
(fixed, converts to FRN on 06/12/23), 4.207%, due 06/12/24[3]		1,600,000	1,708,386
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 12/11/23), 7.500%, due 12/11/23[3,6,9]	700,000	$793,552
Credit Suisse Group Funding Guernsey Ltd. 3.800%, due 09/15/22[6]	1,900,000	1,989,172
Deutsche Bank AG 2.700%, due 07/13/20	700,000	701,349
3.300%, due 11/16/22	1,900,000	1,937,594
3.950%, due 02/27/23[6]	1,300,000	1,349,562
4.250%, due 10/14/21	1,100,000	1,132,950
Discover Bank 4.200%, due 08/08/23	1,600,000	1,714,187
Fifth Third Bancorp
(fixed, converts to FRN on 06/30/23), 5.100%, due 06/30/23[9]	90,000	93,150
Goldman Sachs Group, Inc./The 3 mo. USD LIBOR + 0.750%, 2.660%, due 02/23/23[2]	740,000	747,669
(fixed, converts to FRN on 04/23/28), 3.814%, due 04/23/29	470,000	515,798
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38	455,000	515,370
5.150%, due 05/22/45	565,000	731,630
Series O,
(fixed, converts to FRN on 11/10/26), 5.300%, due 11/10/26[9]	104,000	113,100
Series Q,
(fixed, converts to FRN on 08/10/24), 5.500%, due 08/10/24[9]	43,000	46,273
Series R,
(fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[9]	39,000	40,755
HSBC Holdings PLC
(fixed, converts to FRN on 05/22/27), 6.000%, due 05/22/27[9]	870,000	933,075
Huntington Bancshares, Inc./OH, Series E,
(fixed, converts to FRN on 04/15/23), 5.700%, due 04/15/23[9]	124,000	130,078
Intesa Sanpaolo SpA, Series XR,
4.000%, due 09/23/29[3,6]	1,500,000	1,588,076
JPMorgan Chase & Co. 3.300%, due 04/01/26	1,200,000	1,282,067
(fixed, converts to FRN on 07/23/23), 3.797%, due 07/23/24	1,600,000	1,699,885
(fixed, converts to FRN on 01/23/48), 3.897%, due 01/23/49	340,000	398,347
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29	650,000	727,360
Series CC,
(fixed, converts to FRN on 11/01/22), 4.625%, due 11/01/22[9]	100,000	101,902
Series FF,
(fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[9]	95,000	99,370

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
Lloyds Bank PLC EMTN 7.500%, due 04/02/32[4,7]		2,200,000	$1,875,990
Lloyds Banking Group PLC 3.000%, due 01/11/22[6]		1,300,000	1,326,000
Lloyds Banking Group PLC MTN 4.000%, due 03/07/25	AUD	1,700,000	1,237,756
M&T Bank Corp., Series G,
(fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[9]		81,000	85,931
Mitsubishi UFJ Financial Group, Inc.
3 mo. USD LIBOR + 0.740%, 2.647%, due 03/02/23[2]		1,600,000	1,609,345
3.455%, due 03/02/23		1,900,000	1,989,518
Mizuho Financial Group, Inc.
(fixed, converts to FRN on 09/11/23), 3.922%, due 09/11/24		1,100,000	1,168,368
Morgan Stanley
(fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28		1,330,000	1,439,428
Series H,
(fixed, converts to FRN on 04/15/20), 5.441%, due 04/15/20[9,10]		395,000	396,975
PNC Financial Services Group, Inc./The 2.200%, due 11/01/24		1,800,000	1,834,102
Series S,
(fixed, converts to FRN on 11/01/26), 5.000%, due 11/01/26[9]		87,000	93,905
Royal Bank of Scotland Group PLC
(fixed, converts to FRN on 08/10/20), 7.500%, due 08/10/20[9]		1,100,000	1,125,300
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[9]		1,400,000	1,512,000
Santander UK Group Holdings PLC 2.875%, due 08/05/21		1,700,000	1,720,971
3.125%, due 01/08/21		1,700,000	1,718,067
Societe Generale S.A. 4.250%, due 09/14/23[3]		1,500,000	1,602,285
Standard Chartered PLC
(fixed, converts to FRN on 05/21/24), 3.785%, due 05/21/25[3]		1,500,000	1,578,301
Sumitomo Mitsui Financial Group, Inc. 2.696%, due 07/16/24		1,400,000	1,438,932
Synchrony Bank 3.650%, due 05/24/21		1,600,000	1,634,625
UniCredit SpA 7.830%, due 12/04/23[3]		3,300,000	3,890,799
United Overseas Bank Ltd. 3.200%, due 04/23/21[3]		1,600,000	1,627,273
Wells Fargo & Co.
3 mo. USD LIBOR + 1.110%, 2.911%, due 01/24/23[2]		645,000	654,907
3 mo. USD LIBOR + 1.230%, 3.007%, due 10/31/23[2]		1,400,000	1,428,658
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(concluded)
Series S,
(fixed, converts to FRN on 06/15/24), 5.900%, due 06/15/24[9]	84,000	$91,300
Series U,
(fixed, converts to FRN on 06/15/25), 5.875%, due 06/15/25[9]	69,000	77,943
Wells Fargo & Co. MTN
(fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	1,500,000	1,578,917
Wells Fargo Bank N.A. 3.550%, due 08/14/23	735,000	777,561
		86,987,305
Beverages—0.9%
Anheuser-Busch InBev Worldwide, Inc. 4.600%, due 04/15/48	325,000	392,616
4.750%, due 04/15/58	555,000	686,245
5.800%, due 01/23/59	395,000	569,323
Keurig Dr Pepper, Inc. 4.057%, due 05/25/23	1,600,000	1,707,509
Pernod Ricard SA 4.250%, due 07/15/22[3]	1,500,000	1,585,445
Suntory Holdings Ltd. 2.250%, due 10/16/24[3]	1,500,000	1,513,937
		6,455,075
Building materials—0.3%
Fortune Brands Home & Security, Inc. 3.250%, due 09/15/29	1,400,000	1,463,695
JELD-WEN, Inc. 4.625%, due 12/15/25[3]	55,000	56,100
4.875%, due 12/15/27[3]	135,000	139,725
Masonite International Corp. 5.375%, due 02/01/28[3]	75,000	78,941
5.750%, due 09/15/26[3]	125,000	132,500
		1,870,961
Chemicals—0.7%
CF Industries, Inc. 5.375%, due 03/15/44	110,000	123,728
Element Solutions, Inc. 5.875%, due 12/01/25[3]	120,000	124,034
HB Fuller Co. 4.000%, due 02/15/27	75,000	75,000
Huntsman International LLC 5.125%, due 11/15/22[6]	1,300,000	1,389,455
NOVA Chemicals Corp. 5.250%, due 08/01/23[3]	55,000	55,688
Olin Corp. 5.000%, due 02/01/30	65,000	66,164
5.625%, due 08/01/29	120,000	126,600
Syngenta Finance N.V. 3.698%, due 04/24/20[3]	1,480,000	1,483,070
4.441%, due 04/24/23[3,6]	1,600,000	1,690,434
Tronox Finance PLC 5.750%, due 10/01/25[3]	30,000	29,625

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Chemicals—(concluded)
Tronox, Inc. 6.500%, due 04/15/26[3]	55,000	$54,725
WR Grace & Co-Conn 5.125%, due 10/01/21[3]	45,000	46,730
5.625%, due 10/01/24[3]	15,000	16,535
		5,281,788
Commercial banks—0.6%
BNP Paribas SA
(fixed, converts to FRN on 01/13/30), 3.052%, due 01/13/31[3]	445,000	456,959
Citigroup, Inc., Series U,
(fixed, converts to FRN on 09/12/24), 5.000%, due 09/12/24[9]	89,000	93,215
Series V,
(fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[9]	52,000	52,959
Deutsche Bank AG
(fixed, converts to FRN on 11/26/24), 3.961%, due 11/26/25	1,500,000	1,568,219
JPMorgan Chase & Co.
3 mo. USD LIBOR + 0.900%, 2.694%, due 04/25/23[2]	690,000	697,623
Series HH,
(fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[9]	41,000	41,857
Morgan Stanley GMTN SOFR + 0.700%, 2.233%, due 01/20/23[2]	590,000	590,791
Truist Financial Corp., Series L,
(fixed, converts to FRN on 12/15/24), 5.050%, due 12/15/24[9]	83,000	85,490
Series N,
(fixed, converts to FRN on 09/01/24), 4.800%, due 09/01/24[9]	140,000	144,364
Wells Fargo & Co. MTN
(fixed, converts to FRN on 10/30/24), 2.406%, due 10/30/25	920,000	935,377
		4,666,854
Commercial services—1.0%
ASGN, Inc. 4.625%, due 05/15/28[3]	125,000	128,375
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.750%, due 07/15/27[3]	265,000	275,600
Garda World Security Corp. 4.625%, due 02/15/27[3]	165,000	163,350
Gartner, Inc. 5.125%, due 04/01/25[3]	135,000	140,343
Harsco Corp. 5.750%, due 07/31/27[3]	125,000	127,812
Hertz Corp./The 5.500%, due 10/15/24[3]	175,000	177,551
	Face amount[1]	Value
Corporate bonds—(continued)
Commercial services—(concluded)
6.000%, due 01/15/28[3]	140,000	$141,225
7.125%, due 08/01/26[3]	145,000	153,881
IHS Markit Ltd. 5.000%, due 11/01/22[3]	901,000	965,350
Korn Ferry 4.625%, due 12/15/27[3]	90,000	90,346
Moody's Corp. 2.625%, due 01/15/23	1,700,000	1,742,740
Nielsen Co Luxembourg SARL/The 5.000%, due 02/01/25[3]	85,000	86,498
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[3]	200,000	201,000
PayPal Holdings, Inc. 2.850%, due 10/01/29	1,800,000	1,850,413
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, due 04/15/26[3]	405,000	427,275
6.250%, due 01/15/28[3]	120,000	118,875
9.250%, due 05/15/23[3]	57,000	59,708
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[3]	220,000	228,525
Service Corp. International 5.125%, due 06/01/29	50,000	53,245
5.375%, due 05/15/24	90,000	92,222
ServiceMaster Co. LLC/The 5.125%, due 11/15/24[3]	195,000	201,527
United Rentals North America, Inc. 5.250%, due 01/15/30	35,000	37,573
		7,463,434
Computers—0.8%
Apple, Inc. 2.450%, due 08/04/26	610,000	629,312
4.650%, due 02/23/46	455,000	592,915
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[3,6]	2,100,000	2,164,156
5.450%, due 06/15/23[3]	845,000	925,811
Hewlett Packard Enterprise Co. 3.600%, due 10/15/20[4]	295,000	298,237
International Business Machines Corp. 4.150%, due 05/15/39	255,000	300,594
4.250%, due 05/15/49	555,000	668,191
Western Digital Corp. 4.750%, due 02/15/26	180,000	192,150
		5,771,366
Cosmetics & personal care—0.0%†
Edgewell Personal Care Co. 4.700%, due 05/19/21	45,000	46,125
4.700%, due 05/24/22	35,000	36,050
		82,175
Distribution & wholesale—0.1%
HD Supply, Inc. 5.375%, due 10/15/26[3]	130,000	137,800

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Distribution & wholesale—(concluded)
IAA, Inc. 5.500%, due 06/15/27[3]		110,000	$116,727
KAR Auction Services, Inc. 5.125%, due 06/01/25[3]		220,000	225,683
Performance Food Group, Inc. 5.500%, due 10/15/27[3]		50,000	52,625
Resideo Funding, Inc. 6.125%, due 11/01/26[3]		190,000	186,665
Univar Solutions USA, Inc. 5.125%, due 12/01/27[3]		80,000	83,000
			802,500
Diversified financial services—4.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.450%, due 10/01/25		650,000	712,587
4.450%, due 04/03/26		1,800,000	1,964,541
5.000%, due 10/01/21		1,326,000	1,391,504
AIG Global Funding 3.350%, due 06/25/21[3]		1,600,000	1,638,435
Air Lease Corp. 3.500%, due 01/15/22		1,600,000	1,648,775
Air Lease Corp. MTN 2.300%, due 02/01/25		475,000	475,446
4.250%, due 02/01/24[6]		1,200,000	1,295,360
Aircastle Ltd. 5.500%, due 02/15/22		1,500,000	1,597,207
Avolon Holdings Funding Ltd. 3.950%, due 07/01/24[3]		1,400,000	1,474,130
BGC Partners, Inc. 5.375%, due 07/24/23[6]		1,400,000	1,511,024
BOC Aviation Ltd. 3.500%, due 10/10/24[3,6]		1,500,000	1,573,035
Capital One Financial Corp.
3 mo. USD LIBOR + 0.950%, 2.835%, due 03/09/22[2]		355,000	359,095
Depository Trust & Clearing Corp./The, Series C,
(fixed, converts to FRN on 06/15/20), 4.875%, due 06/15/20[3,9]		2,000,000	2,012,500
Discover Financial Services, Series C,
(fixed, converts to FRN on 10/30/27), 5.500%, due 10/30/27[9]		125,000	132,656
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A,
5.125%, due 11/30/22[3]		246,589	256,069
Emerald Bay SA 2.591%, due 10/08/20[3,11]	EUR	1,553,000	1,692,209
GE Capital UK Funding Unlimited Co. EMTN 5.125%, due 05/24/23[7]	GBP	1,000,000	1,471,496
Global Aircraft Leasing Co. Ltd., 6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[3,8]		70,000	71,614
International Lease Finance Corp. 5.875%, due 08/15/22		1,600,000	1,753,028
	Face amount[1]	Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Lazard Group LLC 4.375%, due 03/11/29[6]	400,000	$447,906
LeasePlan Corp. N.V. 2.875%, due 10/24/24[3]	1,500,000	1,535,389
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[12]	1,900,000	23,750
1.000%, due 01/24/13[12]	4,500,000	57,150
1.000%, due 12/30/16[12]	900,000	11,250
LPL Holdings, Inc. 4.625%, due 11/15/27[3]	60,000	61,050
5.750%, due 09/15/25[3]	293,000	305,453
Navient Corp. 5.875%, due 10/25/24	25,000	26,373
Navient Corp. MTN 6.125%, due 03/25/24	70,000	74,572
8.000%, due 03/25/20	12,000	12,084
Series A, 5.625%, due 01/25/25	500,000	491,383
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[3]	1,500,000	1,604,580
Quicken Loans, Inc. 5.250%, due 01/15/28[3]	1,600,000	1,656,000
Springleaf Finance Corp. 5.625%, due 03/15/23	40,000	42,800
6.125%, due 05/15/22	45,000	47,925
6.875%, due 03/15/25	1,345,000	1,516,488
7.125%, due 03/15/26	35,000	40,157
Synchrony Financial 2.850%, due 07/25/22	1,150,000	1,172,431
		32,157,452
Electric—5.5%
American Transmission Systems, Inc. 5.250%, due 01/15/22[3]	900,000	955,732
Calpine Corp. 4.500%, due 02/15/28[3]	225,000	223,875
5.125%, due 03/15/28[3]	95,000	94,525
5.750%, due 01/15/25	175,000	179,903
Commonwealth Edison Co. 3.700%, due 03/01/45	745,000	832,235
Dominion Energy, Inc., Series B,
(fixed, converts to FRN on 12/15/24), 4.650%, due 12/15/24[9]	75,000	77,803
DTE Energy Co. 2.250%, due 11/01/22	360,000	362,769
Series C, 3.400%, due 06/15/29	655,000	694,368
Duke Energy Corp. 3.550%, due 09/15/21[6]	1,300,000	1,333,169
3.750%, due 04/15/24	1,700,000	1,818,484
Edison International 2.950%, due 03/15/23[6]	1,500,000	1,536,829
Enel Finance International N.V. 4.250%, due 09/14/23[3]	1,600,000	1,716,351

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(concluded)
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	$2,577,359
Evergy, Inc. 2.900%, due 09/15/29	585,000	600,377
IPALCO Enterprises, Inc. 3.450%, due 07/15/20	2,800,000	2,811,360
LG&E & KU Energy LLC 4.375%, due 10/01/21	1,440,000	1,487,328
MidAmerican Energy Co. 3.650%, due 04/15/29[6]	1,400,000	1,566,878
Mississippi Power Co. 3 mo. USD LIBOR + 0.650%, 2.597%, due 03/27/20[2]	1,742,000	1,742,953
Monongahela Power Co. 3.550%, due 05/15/27[3]	1,800,000	1,926,033
NextEra Energy Capital Holdings, Inc. 3.200%, due 02/25/22	1,500,000	1,541,705
3.550%, due 05/01/27	1,700,000	1,841,939
NextEra Energy Operating Partners LP 3.875%, due 10/15/26[3]	65,000	65,650
4.250%, due 07/15/24[3]	40,000	41,709
4.250%, due 09/15/24[3]	53,000	55,186
Niagara Mohawk Power Corp. 4.278%, due 12/15/28[3]	2,100,000	2,411,532
NRG Energy, Inc. 5.250%, due 06/15/29[3]	220,000	237,083
6.625%, due 01/15/27	140,000	150,500
7.250%, due 05/15/26	105,000	113,665
Ohio Power Co., Series M, 5.375%, due 10/01/21[6]	480,000	508,942
PPL Capital Funding, Inc. 3.500%, due 12/01/22	1,700,000	1,763,331
Puget Energy, Inc. 6.500%, due 12/15/20	6,000,000	6,237,092
Sempra Energy 2.900%, due 02/01/23[6]	2,178,000	2,243,089
Talen Energy Supply LLC 6.625%, due 01/15/28[3]	150,000	150,000
7.250%, due 05/15/27[3]	115,000	117,875
Vistra Operations Co. LLC 5.000%, due 07/31/27[3]	210,000	215,523
5.500%, due 09/01/26[3]	60,000	62,400
5.625%, due 02/15/27[3]	90,000	93,600
		40,389,152
Electrical components & equipment—0.1%
Energizer Holdings, Inc. 5.500%, due 06/15/25[3]	20,000	20,650
6.375%, due 07/15/26[3]	135,000	143,782
7.750%, due 01/15/27[3]	165,000	181,921
EnerSys 4.375%, due 12/15/27[3]	45,000	44,887
		391,240
	Face amount[1]	Value
Corporate bonds—(continued)
Electronics—0.0%†
ADT Security Corp./The 3.500%, due 07/15/22	85,000	$86,194
4.875%, due 07/15/32[3]	25,000	23,245
Sensata Tech, Inc. 4.375%, due 02/15/30[3]	20,000	20,271
Sensata Technologies BV 4.875%, due 10/15/23[3]	145,000	154,425
		284,135
Energy-Alternate Sources—0.4%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[3,6]	1,500,000	1,548,450
Enviva Partners LP/Enviva Partners Finance Corp. 6.500%, due 01/15/26[3]	50,000	53,338
Greenko Mauritius Ltd. 6.250%, due 02/21/23[3]	80,000	82,517
Greenko Solar Mauritius Ltd. 5.950%, due 07/29/26[3]	1,300,000	1,331,869
		3,016,174
Engineering & construction—0.3%
AECOM 5.875%, due 10/15/24	35,000	38,797
China Minmetals Corp. (fixed, converts to FRN on 11/13/22), 3.750%, due 11/13/22[7,9]	200,000	202,000
frontdoor, Inc. 6.750%, due 08/15/26[3]	185,000	202,234
Sydney Airport Finance Co. Pty Ltd. 3.375%, due 04/30/25[3]	1,800,000	1,886,860
		2,329,891
Entertainment—0.2%
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[3]	30,000	30,447
Cedar Fair LP 5.250%, due 07/15/29[3]	175,000	184,625
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 5.375%, due 06/01/24	135,000	138,333
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, due 04/15/27	70,000	74,137
Churchill Downs, Inc. 5.500%, due 04/01/27[3]	205,000	216,275
Eldorado Resorts, Inc. 6.000%, due 04/01/25	25,000	26,161
6.000%, due 09/15/26	35,000	38,369
Live Nation Entertainment, Inc. 4.750%, due 10/15/27[3]	125,000	128,600
4.875%, due 11/01/24[3]	200,000	206,720
Six Flags Entertainment Corp. 4.875%, due 07/31/24[3]	230,000	235,462
5.500%, due 04/15/27[3]	30,000	31,164

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Entertainment—(concluded)
WMG Acquisition Corp. 5.000%, due 08/01/23[3]	70,000	$71,400
		1,381,693
Environmental control—0.0%†
Clean Harbors, Inc. 4.875%, due 07/15/27[3]	30,000	31,572
5.125%, due 07/15/29[3]	15,000	15,975
		47,547
Food—0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.500%, due 02/15/23[3,5]	50,000	50,884
Danone SA 2.077%, due 11/02/21[3]	1,500,000	1,508,176
Grupo Bimbo SAB de CV 4.700%, due 11/10/47[3]	705,000	788,719
HJ Heinz Finance Co. 7.125%, due 08/01/39[3]	1,200,000	1,598,949
Kraft Heinz Foods Co. 3.750%, due 04/01/30[3]	625,000	662,202
4.875%, due 10/01/49[3]	95,000	104,384
5.200%, due 07/15/45	40,000	45,400
Kroger Co./The 5.400%, due 01/15/49	115,000	143,465
Post Holdings, Inc. 5.000%, due 08/15/26[3]	30,000	30,975
5.625%, due 01/15/28[3]	35,000	37,013
5.750%, due 03/01/27[3]	20,000	21,100
US Foods, Inc. 5.875%, due 06/15/24[3]	80,000	81,810
		5,073,077
Food services—0.0%†
Aramark Services, Inc. 5.000%, due 02/01/28[3]	90,000	94,275
Hand & machine tools—0.0%†
Colfax Corp. 6.000%, due 02/15/24[3]	35,000	36,849
6.375%, due 02/15/26[3]	70,000	75,162
		112,011
Healthcare-products—0.1%
Abbott Laboratories 3.750%, due 11/30/26	375,000	416,325
Hologic, Inc. 4.375%, due 10/15/25[3]	90,000	91,650
Zimmer Biomet Holdings, Inc. 3.550%, due 04/01/25	385,000	410,991
		918,966
	Face amount[1]	Value
Corporate bonds—(continued)
Healthcare-services—0.8%
Acadia Healthcare Co., Inc. 5.625%, due 02/15/23	75,000	$76,000
6.500%, due 03/01/24	35,000	36,039
Aetna, Inc. 2.750%, due 11/15/22	1,600,000	1,632,786
Centene Corp. 4.750%, due 05/15/22	70,000	71,228
5.250%, due 04/01/25[3]	35,000	36,269
5.375%, due 08/15/26[3]	125,000	132,656
6.125%, due 02/15/24	50,000	51,625
Fresenius Medical Care US Finance II, Inc. 4.125%, due 10/15/20[3]	900,000	908,115
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[3]	600,000	621,631
HCA, Inc. 4.125%, due 06/15/29	400,000	433,230
5.250%, due 06/15/49	540,000	626,678
5.375%, due 02/01/25	95,000	106,172
5.375%, due 09/01/26	130,000	146,256
5.625%, due 09/01/28	115,000	132,975
5.875%, due 02/01/29	140,000	165,214
MEDNAX, Inc. 6.250%, due 01/15/27[3]	90,000	91,688
Select Medical Corp. 6.250%, due 08/15/26[3]	115,000	124,065
Tenet Healthcare Corp. 4.625%, due 09/01/24[3]	110,000	113,300
5.125%, due 11/01/27[3]	105,000	110,513
6.250%, due 02/01/27[3]	85,000	89,896
UnitedHealth Group, Inc. 3.875%, due 08/15/59	155,000	172,218
		5,878,554
Holding companies-divers—0.4%
CVS Pass-Through Trust 4.704%, due 01/10/36[3]	2,945,974	3,228,139
Home builders—0.6%
D.R. Horton, Inc. 4.375%, due 09/15/22	1,400,000	1,475,356
Lennar Corp. 5.375%, due 10/01/22	125,000	133,750
Meritage Homes Corp. 7.000%, due 04/01/22	50,000	54,500
NVR, Inc. 3.950%, due 09/15/22[6]	1,800,000	1,882,977
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[3]	70,000	72,100
Taylor Morrison Communities, Inc. 5.750%, due 01/15/28[3]	80,000	87,600
5.875%, due 06/15/27[3]	75,000	83,437
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, due 03/01/24[3]	140,000	151,200
Toll Brothers Finance Corp. 4.350%, due 02/15/28	75,000	78,938

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Home builders—(concluded)
4.875%, due 11/15/25	40,000	$43,750
5.625%, due 01/15/24	105,000	115,500
TRI Pointe Group, Inc. 5.250%, due 06/01/27	50,000	53,125
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875%, due 06/15/24	30,000	32,550
		4,264,783
Household products/wares—0.0%†
Prestige Brands, Inc. 5.125%, due 01/15/28[3]	35,000	36,575
Spectrum Brands, Inc. 5.000%, due 10/01/29[3]	15,000	15,587
5.750%, due 07/15/25	120,000	124,650
		176,812
Housewares—0.0%†
Turkiye Sise ve Cam Fabrikalari AS 6.950%, due 03/14/26[3]	160,000	175,546
Insurance—0.8%
AmWINS Group, Inc. 7.750%, due 07/01/26[3]	35,000	38,208
AXA Equitable Holdings, Inc. 4.350%, due 04/20/28	1,700,000	1,881,642
5.000%, due 04/20/48	485,000	558,083
Jackson National Life Global Funding 2.375%, due 09/15/22[3]	1,500,000	1,522,234
Prudential Financial, Inc.
(fixed, converts to FRN on 05/15/25), 5.375%, due 05/15/45	77,000	83,699
Reliance Standard Life Global Funding II 3.850%, due 09/19/23[3]	1,400,000	1,494,662
		5,578,528
Internet—0.7%
eBay, Inc. 3.800%, due 03/09/22	2,100,000	2,176,215
Expedia Group, Inc. 3.800%, due 02/15/28	1,400,000	1,453,143
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.250%, due 12/01/27[3]	210,000	220,238
Match Group, Inc. 5.625%, due 02/15/29[3]	135,000	145,631
Netflix, Inc. 4.875%, due 04/15/28	115,000	123,050
4.875%, due 06/15/30[3]	90,000	93,881
5.375%, due 02/01/21	25,000	25,656
5.375%, due 11/15/29[3]	115,000	125,171
5.500%, due 02/15/22	40,000	42,254
5.750%, due 03/01/24	60,000	66,450
5.875%, due 02/15/25	25,000	28,031
5.875%, due 11/15/28	55,000	61,938
6.375%, due 05/15/29	165,000	192,225
NortonLifeLock, Inc. 5.000%, due 04/15/25[3]	70,000	71,488
	Face amount[1]	Value
Corporate bonds—(continued)
Internet—(concluded)
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[3]	69,000	$70,459
6.000%, due 04/01/23	35,000	35,744
6.375%, due 05/15/25	125,000	127,750
		5,059,324
Iron & steel—0.0%†
Big River Steel LLC/BRS Finance Corp. 7.250%, due 09/01/25[3]	106,000	111,322
Cleveland-Cliffs, Inc. 5.875%, due 06/01/27[3]	75,000	69,188
CSN Resources SA 7.625%, due 04/17/26[3]	140,000	147,045
		327,555
IT services—0.0%†
Presidio Holdings, Inc. 4.875%, due 02/01/27[3]	40,000	39,994
Lodging—0.6%
Boyd Gaming Corp. 6.000%, due 08/15/26	65,000	69,063
6.375%, due 04/01/26	95,000	101,009
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26	115,000	120,428
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.625%, due 04/01/25	50,000	51,125
4.875%, due 04/01/27	40,000	42,100
Marriott International, Inc. 3.600%, due 04/15/24[6]	1,500,000	1,597,170
Melco Resorts Finance Ltd. 5.625%, due 07/17/27[3]	50,000	50,657
MGM Resorts International 5.500%, due 04/15/27	55,000	60,500
Station Casinos LLC 5.000%, due 10/01/25[3]	140,000	143,283
Studio City Finance Ltd. 7.250%, due 02/11/24[3]	45,000	46,612
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[3]	2,260,000	2,356,050
		4,637,997
Machinery-construction & mining—0.0%†
Terex Corp. 5.625%, due 02/01/25[3]	215,000	221,450
Machinery-diversified—0.1%
RBS Global, Inc./Rexnord LLC 4.875%, due 12/15/25[3]	130,000	132,906
SPX FLOW, Inc. 5.875%, due 08/15/26[3]	100,000	105,750
Stevens Holding Co., Inc. 6.125%, due 10/01/26[3]	170,000	186,150
		424,806

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Media—2.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.750%, due 03/01/30[3]	140,000	$143,938
5.000%, due 02/01/28[3]	210,000	219,952
5.125%, due 05/01/23[3]	180,000	182,849
5.250%, due 09/30/22	100,000	101,019
5.375%, due 05/01/25[3]	75,000	77,312
5.750%, due 02/15/26[3]	190,000	199,375
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, due 07/23/20	1,600,000	1,609,446
4.464%, due 07/23/22	1,700,000	1,796,531
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[3]	169,000	174,070
Comcast Corp. 4.000%, due 08/15/47	290,000	334,745
4.950%, due 10/15/58	505,000	686,665
CSC Holdings LLC 5.500%, due 05/15/26[3]	200,000	209,541
5.500%, due 04/15/27[3]	200,000	212,250
5.750%, due 01/15/30[3]	235,000	252,630
7.500%, due 04/01/28[3]	200,000	227,540
Cumulus Media New Holdings, Inc. 6.750%, due 07/01/26[3]	45,000	47,306
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, due 08/15/26[3]	100,000	99,610
DISH DBS Corp. 5.875%, due 11/15/24	40,000	40,477
7.750%, due 07/01/26	30,000	31,500
Entercom Media Corp. 7.250%, due 11/01/24[3,6]	1,500,000	1,576,875
Fox Corp. 5.576%, due 01/25/49[3]	560,000	737,605
Gray Television, Inc. 5.875%, due 07/15/26[3]	40,000	41,850
7.000%, due 05/15/27[3]	85,000	92,548
iHeartCommunications, Inc. 5.250%, due 08/15/27[3]	80,000	83,400
6.375%, due 05/01/26	175,000	189,000
Liberty Interactive LLC 8.500%, due 07/15/29	50,000	50,500
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, due 08/15/27[3]	35,000	37,013
Nexstar Broadcasting, Inc. 5.625%, due 07/15/27[3]	170,000	179,146
Sinclair Television Group, Inc. 5.125%, due 02/15/27[3]	40,000	40,950
Sirius XM Radio, Inc. 4.625%, due 07/15/24[3]	105,000	108,872
5.000%, due 08/01/27[3]	95,000	99,750
5.375%, due 04/15/25[3]	185,000	190,800
5.375%, due 07/15/26[3]	145,000	152,943
5.500%, due 07/01/29[3]	155,000	166,803
TEGNA, Inc. 5.000%, due 09/15/29[3]	60,000	60,750
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Telenet Finance Luxembourg Notes SARL 5.500%, due 03/01/28[3]		200,000	$212,000
Time Warner Entertainment Co. LP 8.375%, due 03/15/23		1,200,000	1,420,739
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[3]	GBP	2,200,000	3,061,249
			15,149,549
Metal fabricate/Hardware—0.0%†
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[3]		35,000	36,137
Elementia SAB de CV 5.500%, due 01/15/25[3]		80,000	81,101
			117,238
Mining—0.1%
FMG Resources August 2006 Pty Ltd. 4.750%, due 05/15/22[3]		20,000	20,563
5.125%, due 05/15/24[3]		70,000	74,112
Freeport-McMoRan, Inc. 3.550%, due 03/01/22		60,000	60,675
3.875%, due 03/15/23		70,000	71,400
4.550%, due 11/14/24		45,000	47,475
5.000%, due 09/01/27		35,000	36,269
5.250%, due 09/01/29		35,000	37,100
5.400%, due 11/14/34		75,000	77,062
5.450%, due 03/15/43		55,000	56,100
Hudbay Minerals, Inc. 7.250%, due 01/15/23[3]		35,000	35,613
7.625%, due 01/15/25[3]		50,000	50,875
Novelis Corp. 4.750%, due 01/30/30[3]		90,000	90,169
5.875%, due 09/30/26[3]		80,000	84,800
			742,213
Miscellaneous manufacturers—0.1%
Amsted Industries, Inc. 4.625%, due 05/15/30[3]		45,000	45,563
General Electric Capital Corp. MTN 5.875%, due 01/14/38		430,000	553,230
			598,793
Office & business equipment—0.0%†
CDW LLC/CDW Finance Corp. 4.250%, due 04/01/28		160,000	165,789
5.000%, due 09/01/25		70,000	72,712
			238,501
Oil & gas—1.8%
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 7.000%, due 11/01/26[3]		85,000	60,350
BG Energy Capital PLC 4.000%, due 10/15/21[3]		1,400,000	1,450,460
Canadian Natural Resources Ltd. GMTN 4.950%, due 06/01/47		255,000	309,516

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Concho Resources, Inc. 4.875%, due 10/01/47	440,000	$510,245
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[3]	130,000	131,153
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 10/01/25[3]	45,000	40,688
6.250%, due 11/01/28[3]	45,000	40,050
KazMunayGas National Co. JSC 5.375%, due 04/24/30[3]	200,000	237,512
Marathon Oil Corp. 2.800%, due 11/01/22	1,900,000	1,938,358
Matador Resources Co. 5.875%, due 09/15/26	125,000	122,350
Medco Oak Tree Pte Ltd. 7.375%, due 05/14/26[3]	70,000	72,376
Nabors Industries Ltd. 7.250%, due 01/15/26[3]	35,000	35,044
7.500%, due 01/15/28[3]	20,000	19,800
Occidental Petroleum Corp. 3.200%, due 08/15/26	1,730,000	1,785,368
3.500%, due 08/15/29	535,000	552,396
4.300%, due 08/15/39	185,000	192,437
3 mo. USD LIBOR + 1.450%, 3.360%, due 08/15/22[2]	395,000	397,209
Odebrecht Offshore Drilling Finance Ltd. 6.720%, due 12/01/22[7]	278,791	276,003
7.720%, due 12/01/26[7,8,12]	1,237,484	303,196
Parsley Energy LLC/Parsley Finance Corp. 5.250%, due 08/15/25[3]	70,000	71,750
PDC Energy, Inc. 5.750%, due 05/15/26	180,000	173,745
Petrobras Global Finance BV 6.900%, due 03/19/49	140,000	170,849
Petroleos Mexicanos 5.350%, due 02/12/28	100,000	101,440
6.750%, due 09/21/47	83,000	83,734
Pioneer Natural Resources Co. 3.950%, due 07/15/22	1,900,000	1,986,111
Precision Drilling Corp. 7.125%, due 01/15/26[3]	30,000	28,500
7.750%, due 12/15/23	45,000	44,288
Range Resources Corp. 4.875%, due 05/15/25	160,000	124,400
9.250%, due 02/01/26[3]	50,000	44,110
Rio Oil Finance Trust, Series 2014-1, 9.250%, due 07/06/24[3]	1,059,133	1,179,610
Saka Energi Indonesia PT 4.450%, due 05/05/24[3]	185,000	187,842
Saudi Arabian Oil Co. 4.250%, due 04/16/39[7]	200,000	221,627
Transocean Pontus Ltd. 6.125%, due 08/01/25[3]	71,200	73,336
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
WPX Energy, Inc. 5.250%, due 09/15/24	125,000	$130,937
5.250%, due 10/15/27	45,000	47,025
5.750%, due 06/01/26	75,000	78,563
6.000%, due 01/15/22	20,000	20,750
		13,243,128
Oil & gas services—0.0%†
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[3]	60,000	61,725
Odebrecht Oil & Gas Finance Ltd. 1.384%, due 03/02/20[3,9,11]	174,037	1,468
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 09/01/27	45,000	46,908
		110,101
Packaging & containers—0.4%
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 6.000%, due 02/15/25[3]	35,000	36,575
Berry Global, Inc. 4.500%, due 02/15/26[3]	40,000	40,550
4.875%, due 07/15/26[3]	215,000	224,643
5.125%, due 07/15/23	55,000	55,964
5.625%, due 07/15/27[3]	35,000	37,144
Crown Americas LLC/ Crown Americas Capital Corp. IV 4.500%, due 01/15/23	65,000	68,343
Crown Americas LLC/ Crown Americas Capital Corp. V 4.250%, due 09/30/26	25,000	26,063
Crown Americas LLC/ Crown Americas Capital Corp. VI 4.750%, due 02/01/26	45,000	46,744
Graphic Packaging International, Inc. 4.750%, due 04/15/21	65,000	66,384
4.875%, due 11/15/22	40,000	42,000
Mauser Packaging Solutions Holding Co. 5.500%, due 04/15/24[3]	215,000	221,551
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC
3 mo. USD LIBOR + 3.500%, 5.331%, due 07/15/21[2,3]	25,000	25,000
Sealed Air Corp. 4.000%, due 12/01/27[3]	75,000	75,375
5.250%, due 04/01/23[3]	75,000	79,687
5.500%, due 09/15/25[3]	70,000	76,737
Silgan Holdings, Inc. 4.750%, due 03/15/25	140,000	142,800
WRKCo, Inc. 4.650%, due 03/15/26	1,200,000	1,352,621
4.900%, due 03/15/29	500,000	584,020
		3,202,201

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—3.6%
AbbVie, Inc. 2.900%, due 11/06/22		1,600,000	$1,643,006
2.950%, due 11/21/26[3]		100,000	103,297
3.200%, due 11/21/29[3]		175,000	182,798
3.375%, due 11/14/21		1,900,000	1,953,914
4.050%, due 11/21/39[3]		215,000	234,521
4.250%, due 11/21/49[3]		580,000	626,907
4.700%, due 05/14/45		450,000	516,440
Actavis Funding SCS 3.450%, due 03/15/22		1,400,000	1,441,262
Bausch Health Americas, Inc. 8.500%, due 01/31/27[3]		75,000	84,844
Bausch Health Cos., Inc. 5.750%, due 08/15/27[3]		15,000	16,048
6.125%, due 04/15/25[3]		290,000	298,300
6.500%, due 03/15/22[3]		115,000	117,134
7.000%, due 01/15/28[3]		55,000	59,573
Bayer US Finance II LLC 3.500%, due 06/25/21[3]		1,600,000	1,634,493
3 mo. USD LIBOR + 0.630%, 2.577%, due 06/25/21[2,3]		700,000	703,236
3 mo. USD LIBOR + 1.010%, 2.904%, due 12/15/23[2,3]		1,900,000	1,917,383
Bristol-Myers Squibb Co. 3.250%, due 08/15/22[3]		1,600,000	1,661,780
3.550%, due 08/15/22[3,6]		930,000	972,220
Cigna Corp. 4.800%, due 08/15/38		440,000	527,300
3 mo. USD LIBOR + 0.890%, 2.721%, due 07/15/23[2]		800,000	809,770
CVS Health Corp. 3.700%, due 03/09/23		1,500,000	1,573,428
4.750%, due 12/01/22		1,500,000	1,604,085
5.050%, due 03/25/48		470,000	567,858
Mylan N.V. 3.150%, due 06/15/21		1,200,000	1,219,091
3.950%, due 06/15/26		185,000	197,503
Mylan, Inc. 4.550%, due 04/15/28		420,000	464,006
Takeda Pharmaceutical Co. Ltd. 4.400%, due 11/26/23		1,800,000	1,955,294
Teva Pharmaceutical Finance Netherlands II BV 0.375%, due 07/25/20[7]	EUR	486,776	537,159
3.250%, due 04/15/22	EUR	1,200,000	1,337,980
Vizient, Inc. 6.250%, due 05/15/27[3]		55,000	59,285
Zoetis, Inc. 3.250%, due 08/20/21		1,600,000	1,633,728
			26,653,643
Pipelines—1.3%
Abu Dhabi Crude Oil Pipeline LLC 4.600%, due 11/02/47[7]		200,000	235,750
Buckeye Partners LP 3.950%, due 12/01/26		135,000	133,956
4.125%, due 12/01/27		65,000	64,155
	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(concluded)
Cheniere Energy Partners LP 4.500%, due 10/01/29[3]	45,000	$45,787
5.250%, due 10/01/25	160,000	164,800
DCP Midstream Operating LP 5.375%, due 07/15/25	50,000	54,568
(fixed, converts to FRN on 05/21/23), 5.850%, due 05/21/43[3]	30,000	28,125
6.750%, due 09/15/37[3]	30,000	32,325
Energy Transfer Operating LP 5.250%, due 04/15/29	1,500,000	1,706,732
6.250%, due 04/15/49	370,000	438,776
Series B,
(fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[9]	750,000	708,750
Series G,
(fixed, converts to FRN on 05/15/30), 7.125%, due 05/15/30[9]	760,000	777,100
Florida Gas Transmission Co. LLC 5.450%, due 07/15/20[3]	800,000	811,889
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	75,000	75,352
6.500%, due 10/01/25	40,000	39,200
Global Partners LP/GLP Finance Corp. 7.000%, due 08/01/27[3]	50,000	53,625
Kinder Morgan Energy Partners LP 4.150%, due 02/01/24	585,000	626,685
Kinder Morgan, Inc. 5.550%, due 06/01/45	535,000	642,319
MPLX LP
3 mo. USD LIBOR + 0.900%, 2.785%, due 09/09/21[2]	670,000	672,461
4.700%, due 04/15/48	605,000	619,332
NuStar Logistics LP 4.800%, due 09/01/20	25,000	25,188
5.625%, due 04/28/27	30,000	30,900
6.000%, due 06/01/26	35,000	36,827
Plains All American Pipeline LP/PAA Finance Corp. 3.550%, due 12/15/29	940,000	937,017
Southern Gas Corridor CJSC 6.875%, due 03/24/26[3]	160,000	191,503
6.875%, due 03/24/26[7]	200,000	239,625
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp. 5.500%, due 08/15/22	15,000	13,191
5.750%, due 04/15/25	80,000	61,534
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	120,000	121,000
5.000%, due 01/15/28	10,000	10,175
5.125%, due 02/01/25	10,000	10,300
5.375%, due 02/01/27	10,000	10,375
5.500%, due 03/01/30[3]	75,000	77,351
5.875%, due 04/15/26	70,000	73,850
6.500%, due 07/15/27	10,000	10,900
6.875%, due 01/15/29	10,000	11,019
		9,792,442

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Private equity—0.2%
Carlyle Finance Subsidiary LLC 3.500%, due 09/19/29[3,6]		1,500,000	$1,581,735
Real estate—0.4%
Ontario Teachers' Cadillac Fairview Properties Trust 3.125%, due 03/20/22[3]		300,000	307,507
Realogy Group LLC/ Realogy Co-Issuer Corp. 4.875%, due 06/01/23[3]		220,000	218,350
9.375%, due 04/01/27[3]		75,000	77,801
Tesco Property Finance 5 PLC 5.661%, due 10/13/41[7]	GBP	686,447	1,216,342
Vesteda Finance BV EMTN 2.500%, due 10/27/22[7]	EUR	1,000,000	1,174,151
			2,994,151
Real estate investment trusts—0.3%
Equinix, Inc. 5.875%, due 01/15/26		35,000	37,100
ESH Hospitality, Inc. 4.625%, due 10/01/27[3]		95,000	95,475
5.250%, due 05/01/25[3]		200,000	205,000
Healthcare Trust of America Holdings LP 3.100%, due 02/15/30		290,000	299,108
Iron Mountain US Holdings, Inc. 5.375%, due 06/01/26[3]		145,000	150,800
Iron Mountain, Inc. 4.875%, due 09/15/27[3]		60,000	61,800
4.875%, due 09/15/29[3]		100,000	102,010
5.250%, due 03/15/28[3]		385,000	402,325
MPT Operating Partnership LP/ MPT Finance Corp. 5.250%, due 08/01/26		40,000	41,950
5.500%, due 05/01/24		65,000	66,381
RHP Hotel Properties LP/RHP Finance Corp. 5.000%, due 04/15/23		65,000	66,138
Ryman Hospitality Properties, Inc. 4.750%, due 10/15/27[3]		100,000	104,000
SBA Communications Corp. 3.875%, due 02/15/27[3,5]		125,000	126,719
Starwood Property Trust, Inc. 4.750%, due 03/15/25		40,000	41,804
5.000%, due 12/15/21		75,000	76,875
VICI Properties 1 LLC/VICI FC, Inc. 8.000%, due 10/15/23		70,000	75,586
VICI Properties LP/VICI Note Co., Inc. 3.500%, due 02/15/25[3,5]		85,000	86,487
			2,039,558
Retail—0.2%
1011778 BC ULC/New Red Finance, Inc. 4.250%, due 05/15/24[3]		135,000	137,869
5.000%, due 10/15/25[3]		70,000	72,148
Beacon Roofing Supply, Inc. 4.875%, due 11/01/25[3]		155,000	154,179
	Face amount[1]	Value
Corporate bonds—(continued)
Retail—(concluded)
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.000%, due 06/01/24[3]	40,000	$41,150
5.250%, due 06/01/26[3]	155,000	162,362
L Brands, Inc. 5.250%, due 02/01/28	85,000	84,363
Penske Automotive Group, Inc. 5.500%, due 05/15/26	65,000	67,278
Staples, Inc. 7.500%, due 04/15/26[3]	270,000	276,588
10.750%, due 04/15/27[3]	60,000	60,978
Yum! Brands, Inc. 4.750%, due 01/15/30[3]	130,000	138,645
		1,195,560
Semiconductors—2.3%
Amkor Technology, Inc. 6.625%, due 09/15/27[3]	100,000	108,625
Broadcom Corp./ Broadcom Cayman Finance Ltd. 2.200%, due 01/15/21	1,100,000	1,102,893
3.000%, due 01/15/22	1,600,000	1,628,544
3.625%, due 01/15/24	1,800,000	1,881,937
Broadcom, Inc. 3.125%, due 10/15/22[3]	1,800,000	1,845,851
Microchip Technology, Inc. 3.922%, due 06/01/21	1,300,000	1,331,629
4.333%, due 06/01/23	595,000	635,704
Micron Technology, Inc. 4.975%, due 02/06/26	1,400,000	1,579,378
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[3]	1,800,000	1,849,113
4.625%, due 06/15/22[3]	700,000	741,121
4.875%, due 03/01/24[3]	1,500,000	1,650,654
QUALCOMM, Inc. 4.800%, due 05/20/45	2,000,000	2,530,252
Sensata Technologies UK Financing Co. PLC 6.250%, due 02/15/26[3]	65,000	68,260
		16,953,961
Software—0.4%
CDK Global, Inc. 4.875%, due 06/01/27	115,000	121,037
5.000%, due 10/15/24[4]	75,000	81,797
5.875%, due 06/15/26	55,000	58,438
Fair Isaac Corp. 4.000%, due 06/15/28[3]	105,000	106,837
j2 Cloud Services LLC/ j2 Cloud Co-Obligor, Inc. 6.000%, due 07/15/25[3]	130,000	137,150
MSCI, Inc. 4.000%, due 11/15/29[3]	75,000	76,594
Nuance Communications, Inc. 5.625%, due 12/15/26	145,000	154,244
Open Text Corp. 5.875%, due 06/01/26[3]	190,000	200,687

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Software—(concluded)
Oracle Corp. 4.000%, due 07/15/46		150,000	$174,491
PTC, Inc. 4.000%, due 02/15/28[3]		125,000	126,250
SS&C Technologies, Inc. 5.500%, due 09/30/27[3]		245,000	259,161
VMware, Inc. 2.950%, due 08/21/22		1,500,000	1,536,946
			3,033,632
Telecommunications—2.0%
Altice France SA 5.500%, due 01/15/28[3]		200,000	203,625
5.875%, due 02/01/27[3]	EUR	1,100,000	1,349,575
7.375%, due 05/01/26[3]		800,000	851,040
8.125%, due 02/01/27[3]		215,000	240,262
AT&T, Inc. 3.800%, due 03/15/22		725,000	755,024
4.350%, due 06/15/45		160,000	177,231
4.500%, due 03/09/48		535,000	603,756
5.450%, due 03/01/47		770,000	975,496
3 mo. USD LIBOR + 0.750%, 2.657%, due 06/01/21[2]		670,000	674,697
British Telecommunications PLC 3.250%, due 11/08/29[3]		630,000	643,470
4.500%, due 12/04/23		1,500,000	1,635,075
C&W Senior Financing DAC 6.875%, due 09/15/27[3]		80,000	85,900
CenturyLink, Inc. 4.000%, due 02/15/27[3]		70,000	70,320
Series V, 5.625%, due 04/01/20		70,000	70,262
CommScope Technologies LLC 5.000%, due 03/15/27[3]		55,000	49,912
6.000%, due 06/15/25[3]		65,000	62,035
CommScope, Inc. 5.500%, due 06/15/24[3]		15,000	14,925
6.000%, due 03/01/26[3]		35,000	36,706
8.250%, due 03/01/27[3]		60,000	61,650
Deutsche Telekom International Finance BV 2.820%, due 01/19/22[3,6]		1,600,000	1,631,430
Hughes Satellite Systems Corp. 7.625%, due 06/15/21		40,000	42,772
Level 3 Financing, Inc. 4.625%, due 09/15/27[3]		155,000	159,266
5.125%, due 05/01/23		210,000	210,987
Sprint Capital Corp. 8.750%, due 03/15/32		25,000	27,688
Sprint Communications, Inc. 6.000%, due 11/15/22[6]		1,200,000	1,239,000
Sprint Corp. 7.125%, due 06/15/24		305,000	315,019
7.625%, due 03/01/26		80,000	83,492
7.875%, due 09/15/23		140,000	148,735
T-Mobile USA, Inc. 5.375%, due 04/15/27		45,000	48,038
	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
6.000%, due 04/15/24		40,000	$41,175
6.500%, due 01/15/26		95,000	101,313
Telecom Italia Capital SA 6.000%, due 09/30/34		40,000	44,958
Verizon Communications, Inc. 3.376%, due 02/15/25		866,000	926,119
4.522%, due 09/15/48		540,000	671,792
Vodafone Group PLC 3.750%, due 01/16/24		455,000	485,299
			14,738,044
Transportation—0.3%
AP Moller—Maersk A/S 4.500%, due 06/20/29[3]		1,500,000	1,648,013
MV24 Capital BV 6.748%, due 06/01/34[3]		172,561	186,072
Rumo Luxembourg SARL 7.375%, due 02/09/24[3]		45,000	48,291
			1,882,376
Trucking & leasing—1.8%
Aviation Capital Group Corp. 6.750%, due 04/06/21[3]		4,820,000	5,076,745
Aviation Capital Group LLC 7.125%, due 10/15/20[3]		1,100,000	1,138,630
NTT Finance Corp. EMTN 1.900%, due 07/21/21[7]		2,000,000	1,997,752
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.900%, due 02/01/24[3]		1,200,000	1,282,789
4.250%, due 01/17/23[3]		1,300,000	1,387,370
SMBC Aviation Capital Finance DAC 2.650%, due 07/15/21[3,6]		400,000	404,028
4.125%, due 07/15/23[3]		1,600,000	1,703,429
			12,990,743
Total corporate bonds (cost—$391,799,385)			407,775,395
Loan assignments—0.5%
Lodging—0.5%
Hilton Worldwide Finance, LLC 2019 Term Loan B2
1 mo. USD LIBOR + 1.750%, 3.411%, due 06/22/26 (cost—$3,495,739)		3,524,014	3,536,348
Mortgage-backed securities—11.7%
Alba PLC, Series 2007-1, Class A3, 3 mo. LIBOR GBP + 0.170%, 0.964%, due 03/17/39[2,7]	GBP	430,024	546,285
ARM Trust, Series 2005-5, Class 2A1, 4.440%, due 09/25/35[10]		81,356	79,654
Ashford Hospitality Trust, Series KEYS, Class A, 1 mo. USD LIBOR + 1.000%, 2.676%, due 05/15/35[2,3]		1,500,000	1,498,116

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, due 12/10/30[3]	1,000,000	$1,031,184
Banc of America Funding Trust, Series 2005-D, Class A1, 4.527%, due 05/25/35[10]	360,710	369,491
Bank of America Mortgage Trust, Series 2002-G, Class 1A3, 4.973%, due 07/20/32[10]	573	594
BBCCRE Trust, Series 2015-GTP, Class A, 3.966%, due 08/10/33[3]	3,600,000	3,910,724
BCAP LLC Trust, Series 2014-RR5, Class 1A3, 1 mo. USD LIBOR + 0.225%, 2.242%, due 01/26/36[2,3]	273,306	271,783
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A, 4.544%, due 10/25/33[10]	3,933	3,980
Series 2004-9, Class 2A1, 4.058%, due 09/25/34[10]	210,580	211,580
Series 2005-7, Class 22A1, 4.015%, due 09/25/35[10]	416,652	343,482
Series 2006-1, Class 21A2, 3.704%, due 02/25/36[10]	541,783	466,749
Bear Stearns ARM Trust, Series 2003-1, Class 6A1, 4.628%, due 04/25/33[10]	10,076	10,470
Series 2003-5, Class 2A1, 4.315%, due 08/25/33[10]	74,713	74,664
Series 2004-3, Class 1A2, 4.261%, due 07/25/34[10]	65,172	64,520
Series 2004-6, Class 2A1, 3.936%, due 09/25/34[10]	386,612	393,031
Series 2004-7, Class 1A1, 4.250%, due 10/25/34[10]	141,673	138,163
Chase Mortgage Finance Corp., Series 2005-S3, Class A10, 5.500%, due 11/25/35	1,543,583	1,496,282
Series 2007-S6, Class 2A1, 5.500%, due 12/25/22	620,930	413,792
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class XA, IO, 1.511%, due 02/10/48[10]	3,354,777	182,553
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A, 1 year CMT + 2.400%, 4.810%, due 05/25/35[2]	128,185	130,452
Series 2005-4, Class A, 4.604%, due 08/25/35[10]	317,651	327,236
Series 2005-6, Class A2, 1 year CMT + 2.150%, 4.550%, due 09/25/35[2]	24,872	25,069
Series 2005-6, Class A3, 1 year CMT + 1.800%, 4.200%, due 09/25/35[2]	3,475	3,463
	Face amount[1]	Value
Mortgage-backed securities—(continued)
COMM Mortgage Trust, Series 2014-LC15, Class XA, IO, 1.263%, due 04/10/47[10]	9,517,628	$363,495
Series 2014-UBS3, Class XA, IO, 1.237%, due 06/10/47[10]	2,846,669	114,023
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, due 12/25/33	23,472	24,234
Series 2005-62, Class 2A1, 12 mo. MTA + 1.000%, 3.145%, due 12/25/35[2]	158,246	144,246
Series 2006-41CB, Class 1A9, 6.000%, due 01/25/37	441,745	375,477
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 4.928%, due 01/25/34[3,10]	574,487	576,839
Series 2004-12, Class 11A2, 3.739%, due 08/25/34[10]	127,733	123,817
Series 2004-12, Class 12A1, 4.130%, due 08/25/34[10]	9,211	9,264
Series 2005-HYB9, Class 5A1, 12 mo. USD LIBOR + 1.750%, 3.793%, due 02/20/36[2]	163,400	161,799
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 1 mo. USD LIBOR + 0.260%, 1.914%, due 08/19/45[2]	200,767	198,002
FHLMC REMIC, Series 0023, Class KZ, 6.500%, due 11/25/23	17,433	18,408
Series 1278, Class K, 7.000%, due 05/15/22	1,987	2,034
Series 1367, Class KA, 6.500%, due 09/15/22	159	166
Series 1502, Class PX, 7.000%, due 04/15/23	60,252	63,432
Series 1503, Class PZ, 7.000%, due 05/15/23	17,238	18,266
Series 1534, Class Z, 5.000%, due 06/15/23	19,344	19,897
Series 1562, Class Z, 7.000%, due 07/15/23	33,548	35,551
Series 1694, Class Z, 6.500%, due 03/15/24	13,205	14,159
Series 2017-DNA1, Class M2, 1 mo. USD LIBOR + 3.250%, 4.911%, due 07/25/29[2]	515,000	546,744
Series 2017-DNA2, Class M2, 1 mo. USD LIBOR + 3.450%, 5.111%, due 10/25/29[2]	1,190,000	1,281,361
Series 2017-DNA3, Class M2, 1 mo. USD LIBOR + 2.500%, 4.161%, due 03/25/30[2]	320,000	331,505
Series 2017-HQA2, Class M2, 1 mo. USD LIBOR + 2.650%, 4.311%, due 12/25/29[2]	1,320,000	1,363,300

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2018-HQA1, Class M2, 1 mo. USD LIBOR + 2.300%, 3.961%, due 09/25/30[2]	870,000	$885,195
Series 2061, Class Z, 6.500%, due 06/15/28	51,526	57,566
Series 2400, Class FQ, 1 mo. USD LIBOR + 0.500%, 2.176%, due 01/15/32[2]	29,604	29,743
Series 2764, Class LZ, 4.500%, due 03/15/34	467,815	498,237
Series 2764, Class ZG, 5.500%, due 03/15/34	1,372,730	1,542,141
Series 2835, Class JZ, 5.000%, due 08/15/34	306,060	341,460
Series 2921, Class PG, 5.000%, due 01/15/35	1,615,818	1,806,859
Series 2983, Class TZ, 6.000%, due 05/15/35	905,372	1,028,783
Series 3149, Class CZ, 6.000%, due 05/15/36	1,211,774	1,405,344
Series T-054, Class 2A, 6.500%, due 02/25/43	422,034	501,476
Series T-058, Class 2A, 6.500%, due 09/25/43	281,037	319,225
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1, 4.664%, due 08/25/35[10]	17,135	14,356
FNMA Connecticut Avenue Securities, Series 2017-C02, Class 2M2, 1 mo. USD LIBOR + 3.650%, 5.311%, due 09/25/29[2]	1,508,000	1,593,353
Series 2017-C03, Class 1M2, 1 mo. USD LIBOR + 3.000%, 4.661%, due 10/25/29[2]	680,000	713,549
Series 2017-C03, Class 2M2, 1 mo. USD LIBOR + 2.800%, 4.461%, due 02/25/30[2]	372,174	382,249
Series 2017-C04, Class 2M2, 1 mo. USD LIBOR + 2.850%, 4.511%, due 11/25/29[2]	1,300,000	1,348,602
Series 2017-C05, Class 1M2, 1 mo. USD LIBOR + 2.200%, 3.861%, due 01/25/30[2]	505,349	514,844
Series 2017-C06, Class 1M2, 1 mo. USD LIBOR + 2.650%, 4.311%, due 02/25/30[2]	320,000	329,100
Series 2017-C07, Class 2M2, 1 mo. USD LIBOR + 2.500%, 4.161%, due 05/25/30[2]	997,013	1,015,049
Series 2018-C01, Class 1M2, 1 mo. USD LIBOR + 2.250%, 3.911%, due 07/25/30[2]	725,000	738,842
Series 2018-C02, Class 2M2, 1 mo. USD LIBOR + 2.200%, 3.861%, due 08/25/30[2]	549,560	556,817
	Face amount[1]	Value
Mortgage-backed securities—(continued)
FNMA REMIC, Series 1991-065, Class Z, 6.500%, due 06/25/21	164	$167
Series 1992-129, Class L, 6.000%, due 07/25/22	674	699
Series 1993-060, Class Z, 7.000%, due 05/25/23	16,211	17,094
Series 1993-070, Class Z, 6.900%, due 05/25/23	2,462	2,597
Series 1993-096, Class PZ, 7.000%, due 06/25/23	12,468	13,193
Series 1993-160, Class ZB, 6.500%, due 09/25/23	5,883	6,143
Series 1993-163, Class ZB, 7.000%, due 09/25/23	1,325	1,399
Series 1998-066, Class FG, 1 mo. USD LIBOR + 0.300%, 1.961%, due 12/25/28[2]	7,079	7,031
Series 1999-W4, Class A9, 6.250%, due 02/25/29	138,977	151,347
Series 2000-034, Class F, 1 mo. USD LIBOR + 0.450%, 2.111%, due 10/25/30[2]	2,473	2,477
Series 2002-080, Class A1, 6.500%, due 11/25/42	543,582	611,879
Series 2003-064, Class AH, 6.000%, due 07/25/33	1,278,146	1,463,821
Series 2003-W8, Class 2A, 7.000%, due 10/25/42	24,119	28,267
Series 2004-T1, Class 1A1, 6.000%, due 01/25/44	347,222	395,524
Series 2004-W8, Class 2A, 6.500%, due 06/25/44	404,033	464,377
Series 2005-024, Class ZE, 5.000%, due 04/25/35	558,787	621,742
Series 2005-120, Class ZU, 5.500%, due 01/25/36	1,432,760	1,597,753
Series 2006-065, Class GD, 6.000%, due 07/25/26	456,344	490,442
Trust 1993-037, Class PX, 7.000%, due 03/25/23	2,959	3,097
Trust G92-040, Class ZC, 7.000%, due 07/25/22	1,492	1,543
GNMA REMIC, Trust Series 2003-98, Class Z, 6.000%, due 11/20/33	3,719,115	4,227,393
Trust Series 2005-26, Class ZA, 5.500%, due 01/20/35	7,965,955	8,865,350
Trust Series 2015-H20, Class FB, 1 mo. USD LIBOR + 0.600%, 2.294%, due 08/20/65[2]	1,337,698	1,336,927
Trust Series 2016-H11, Class F, 1 mo. USD LIBOR + 0.800%, 2.494%, due 05/20/66[2]	982,474	989,226
Trust Series 2016-H15, Class FA, 1 mo. USD LIBOR + 0.800%, 2.494%, due 07/20/66[2]	1,807,785	1,819,725

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Trust Series 2016-H19, Class FE, 1 mo. USD LIBOR + 0.370%, 2.064%, due 06/20/61[2]	2,855	$2,855
Trust Series 2017-182, Class FW, 1 mo. USD LIBOR + 0.350%, 2.131%, due 05/20/47[2]	712,399	713,945
Trust Series 2018-38, Class WF, 1 mo. USD LIBOR + 0.300%, 2.081%, due 10/20/43[2]	1,935,635	1,927,682
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 4.100%, due 09/25/35[10]	206,185	212,286
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 1 mo. USD LIBOR + 0.700%, 2.354%, due 01/19/35[2]	34,355	31,777
Series 2005-4, Class 3A1, 4.318%, due 07/19/35[10]	183,668	173,525
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class A, 1 mo. USD LIBOR + 1.000%, 2.676%, due 06/15/32[2,3]	1,680,715	1,680,197
Series 2018-PHH, Class A, 1 mo. USD LIBOR + 0.910%, 2.586%, due 06/15/35[2,3]	1,550,537	1,550,924
JPMorgan Mortgage Trust, Series 2005-A8, Class 1A1, 3.968%, due 11/25/35[10]	594,655	556,223
Series 2006-A4, Class 2A2, 3.989%, due 06/25/36[10]	275,024	248,479
Ludgate Funding PLC, Series 2007-1, Class A2A, 3 mo. LIBOR GBP + 0.160%, 0.956%, due 01/01/61[2,7]	GBP 1,544,671	1,932,362
Series 2008-W1X, Class A1, 3 mo. LIBOR GBP + 0.600%, 1.396%, due 01/01/61[2,7]	GBP 668,026	866,222
Mansard Mortgages, Series 2007-1X, Class A2, 3 mo. LIBOR GBP + 0.180%, 0.905%, due 04/15/47[2,7]	GBP 999,028	1,263,891
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B, 3.560%, due 07/13/29[3,10]	1,800,000	1,835,676
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1, 6.500%, due 02/25/35[3]	635,189	649,556
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3, 1 mo. USD LIBOR + 0.200%, 1.992%, due 12/26/35[2,3]	676,464	673,509
OBX Trust, Series 2019-EXP2, Class 2A1A, 1 mo. USD LIBOR + 0.900%, 2.561%, due 06/25/59[2,3]	389,823	390,441
	Face amount[1]	Value
Mortgage-backed securities—(concluded)
Reperforming Loan REMIC Trust, Series 2006-R1, Class AF1,
1 mo. USD LIBOR + 0.340%, 2.001%, due 01/25/36[2,3]	730,120	$715,031
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23, 5.500%, due 12/25/34	407,483	419,234
Sequoia Mortgage Trust, Series 2007-3, Class 1A1, 1 mo. USD LIBOR + 0.200%, 1.858%, due 07/20/36[2]	123,435	120,709
Structured ARM Loan Trust, Series 2004-8, Class 3A, 3.950%, due 07/25/34[10]	279,615	284,284
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1, 1 mo. USD LIBOR + 0.660%, 2.318%, due 09/19/32[2]	64,266	63,879
Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.210%, 1.871%, due 04/25/36[2]	1,238,403	1,258,211
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1, 3.926%, due 09/25/37[10]	669,740	673,309
Towd Point Mortgage Funding, Series 2019-A13A, Class A1, 3 mo. Sonia + 0.900%, 1.611%, due 07/20/45[2,3]	GBP 5,031,052	6,647,988
Uropa Securities PLC, Series 2007-1, Class A3A, 3 mo. LIBOR GBP + 0.200%, 0.982%, due 10/10/40[2,7]	GBP 2,756,291	3,465,118
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A, 12 mo. MTA + 1.400%, 3.545%, due 06/25/42[2]	14,073	14,071
Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + 0.290%, 1.951%, due 10/25/45[2]	488,670	482,525
Series 2006-AR2, Class 2A1, 3.715%, due 03/25/36[10]	577,496	545,681
Series 2006-AR9, Class 1A, 12 mo. MTA + 1.000%, 3.145%, due 08/25/46[2]	558,386	525,588
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, IO, 0.957%, due 09/15/57[10]	6,488,439	195,643
Series 2014-LC14, Class XA, IO, 1.391%, due 03/15/47[10]	3,364,620	128,736
Total mortgage-backed securities (cost—$82,728,427)		86,770,896

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Municipal bonds—0.2%
Illinois—0.2%
Sales Tax Securitization Corp., Series B, 3.057%, due 01/01/34 (cost—$1,400,000)		1,400,000	$1,440,866
Non-U.S. government agency obligations—3.8%
Angolan Government International Bond 4.750%, due 02/20/24[7]		200,000	212,251
9.375%, due 05/08/48[3]		140,000	151,644
9.500%, due 11/12/25[7]		200,000	232,935
Bermuda Government International Bond 3.717%, due 01/25/27[7]		200,000	213,300
Brazil Minas SPE via State of Minas Gerais 5.333%, due 02/15/28[7]		180,000	194,287
Brazilian Government International Bond 5.000%, due 01/27/45		185,000	200,147
7.125%, due 01/20/37		40,000	52,838
Colombia Government International Bond 6.125%, due 01/18/41		100,000	135,094
Costa Rica Government International Bond 7.000%, due 04/04/44[3]		185,000	196,007
7.158%, due 03/12/45[7]		230,000	246,891
Dominican Republic International Bond 6.850%, due 01/27/45[7]		100,000	112,531
Ecuador Government International Bond 7.875%, due 01/23/28[7]		200,000	162,625
Egypt Government International Bond 7.903%, due 02/21/48[7]		250,000	270,156
8.500%, due 01/31/47[3]		120,000	137,159
Indonesia Government International Bond 8.500%, due 10/12/35[7]		190,000	304,486
Israel Government International Bond 4.125%, due 01/17/48		1,600,000	1,916,000
Ivory Coast Government International Bond 5.750%, due 12/31/32[4,7]		342,000	341,359
Japan Bank for International Cooperation 2.875%, due 07/21/27		2,200,000	2,371,594
Japan International Cooperation Agency 2.750%, due 04/27/27		1,300,000	1,369,319
Kuwait International Government Bond 2.750%, due 03/20/22[7]		1,700,000	1,729,750
Mexico Government International Bond GMTN 5.750%, due 10/12/10		76,000	94,359
Mongolia Government International Bond 5.625%, due 05/01/23[7]		200,000	204,312
8.750%, due 03/09/24[3]		70,000	79,100
Namibia International Bond 5.250%, due 10/29/25[3]		180,000	188,896
Nigeria Government International Bond 7.143%, due 02/23/30[7]		200,000	205,812
7.875%, due 02/16/32[3]		70,000	73,185
Oman Government International Bond 6.750%, due 01/17/48[3]		190,000	189,346
Peruvian Government International Bond 5.940%, due 02/12/29[3]	PEN	5,100,000	1,728,380
	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Qatar Government International Bond 4.500%, due 04/23/28[7]		1,700,000	$1,967,750
5.103%, due 04/23/48[7]		1,600,000	2,119,500
Republic of South Africa Government International Bond 5.875%, due 06/22/30		375,000	408,244
Russian Foreign Bond—Eurobond 4.250%, due 06/23/27[7]		200,000	221,000
Senegal Government International Bond 6.250%, due 05/23/33[3]		180,000	191,947
Spain Government Bond 0.600%, due 10/31/29[3,7]	EUR	4,000,000	4,596,567
1.850%, due 07/30/35[3,7]	EUR	3,100,000	4,049,700
Sri Lanka Government International Bond 6.750%, due 04/18/28[7]		200,000	193,250
7.550%, due 03/28/30[3]		45,000	44,587
Trinidad & Tobago Government International Bond 4.500%, due 08/04/26[3]		175,000	188,345
Turkey Government International Bond 6.000%, due 03/25/27		185,000	195,580
6.125%, due 10/24/28		200,000	212,375
Uruguay Government International Bond 5.100%, due 06/18/50		197,500	248,665
Total non-U.S. government agency obligations (cost—$25,899,222)			27,951,273
U.S. government agency obligations—18.7%
FHA GMAC 7.430%, due 06/01/21[13]		105	105
FHA Reilly 7.430%, due 10/01/20[13]		126	127
FHLMC 7.645%, due 05/01/25		684,443	778,085
FHLMC ARM 12 mo. USD LIBOR + 1.815%, 4.815%, due 03/01/36[2]		13,062	13,295
FNMA 3.310%, due 07/01/23		586,115	614,792
3.500%, due 11/01/21		1,015,736	1,039,900
4.500%, due 04/01/29		122,430	130,912
5.154%, due 11/01/34[10]		2,849,175	2,844,973
FNMA ARM 6 mo. USD LIBOR + 1.538%, 3.431%, due 01/01/36[2]		22,270	23,195
12 mo. USD LIBOR + 1.585%, 3.586%, due 12/01/35[2]		22,433	23,422
12 mo. MTA + 1.400%, 3.640%, due 08/01/40[2]		20,953	20,846
12 mo. USD LIBOR + 1.780%, 3.905%, due 11/01/35[2]		4,041	4,162
12 mo. USD LIBOR + 1.942%, 4.192%, due 09/01/35[2]		6,374	6,664
1 year CMT + 2.645%, 4.270%, due 01/01/36[2]		23,288	24,623
12 mo. USD LIBOR + 1.420%, 4.545%, due 03/01/36[2]		9,773	9,869

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
U.S. government agency obligations—(concluded)
1 year CMT + 2.102%, 4.642%, due 05/01/30[2]	26,302	$27,183
1 year CMT + 2.223%, 4.753%, due 04/01/27[2]	7,642	7,932
12 mo. USD LIBOR + 2.015%, 4.765%, due 06/01/36[2]	7,864	7,908
12 mo. USD LIBOR + 1.814%, 4.863%, due 03/01/36[2]	22,280	23,605
12 mo. USD LIBOR + 1.889%, 4.963%, due 03/01/36[2]	31,172	32,361
1 year CMT + 2.250%, 5.000%, due 05/01/27[2]	4,838	4,912
12 mo. USD LIBOR + 1.912%, 5.037%, due 02/01/36[2]	24,920	25,998
12 mo. USD LIBOR + 1.912%, 5.037%, due 03/01/36[2]	22,300	23,178
FNMA ARM COFI 3.250%, due 11/01/26[13,14]	10,912	10,044
GNMA II ARM
1 year CMT + 1.500%, 3.250%, due 07/20/25[2]	1,846	1,900
1 year CMT + 1.500%, 3.875%, due 05/20/26[2]	6,342	6,526
1 year CMT + 1.500%, 4.000%, due 01/20/26[2]	3,344	3,415
1 year CMT + 1.500%, 4.125%, due 11/20/23[2]	1,114	1,130
GNMA II TBA 3.500%	3,800,000	3,915,900
4.000%	59,300,000	61,528,383
4.500%	2,000,000	2,101,562
5.000%	17,900,000	18,994,977
UMBS TBA 2.500%	5,900,000	5,941,248
3.000%	26,070,000	26,644,336
3.500%	4,310,000	4,459,433
4.000%	8,200,000	8,568,173
4.500%	1,000,000	1,057,545
Total U.S. government agency obligations (cost—$138,563,715)		138,922,619
U.S. treasury obligations—35.2%
U.S. Treasury Bonds 2.500%, due 02/15/45	53,400,000	58,462,570
2.750%, due 08/15/42	6,750,000	7,712,139
2.750%, due 11/15/42	3,200,000	3,655,375
2.875%, due 05/15/43	3,500,000	4,077,773
2.875%, due 08/15/45	8,500,000	9,961,934
3.000%, due 11/15/44	7,200,000	8,589,375
3.000%, due 05/15/45	565,000	675,484
3.000%, due 02/15/48[15]	500,000	606,699
3.125%, due 08/15/44	4,000,000	4,866,406
3.375%, due 05/15/44	600,000	758,695
3.625%, due 02/15/44	1,400,000	1,836,078
U.S. Treasury Inflation Index Bonds (TIPS) 0.125%, due 04/15/21	12,697,425	12,669,189
0.375%, due 07/15/23	3,536,800	3,613,286
	Face amount[1]	Value
U.S. treasury obligations—(concluded)
0.625%, due 01/15/26	2,814,474	$2,950,839
0.750%, due 07/15/28	15,780,072	17,035,148
0.750%, due 02/15/42	1,479,803	1,638,970
0.875%, due 01/15/29	7,436,145	8,112,525
0.875%, due 02/15/47	1,811,418	2,097,342
1.000%, due 02/15/46	2,583,585	3,056,733
1.000%, due 02/15/48	3,718,473	4,452,292
1.000%, due 02/15/49	1,124,376	1,356,803
1.375%, due 02/15/44	1,545,096	1,944,614
U.S. Treasury Notes 1.375%, due 09/30/20	5,190,000	5,183,310
1.625%, due 02/15/26	845,000	856,421
1.750%, due 06/30/24	5,400,000	5,498,719
1.875%, due 08/31/22	9,600,000	9,736,125
2.000%, due 02/28/21	16,900,000	16,989,121
2.000%, due 10/31/22[15]	1,000,000	1,018,476
2.125%, due 09/30/21	27,500,000	27,833,008
2.125%, due 09/30/24	10,900,000	11,292,570
2.250%, due 04/30/21[15]	6,500,000	6,562,715
2.250%, due 04/15/22	835,000	851,635
2.250%, due 08/15/27	5,000,000	5,289,844
2.625%, due 02/15/29	6,700,000	7,340,949
2.750%, due 02/15/28	195,000	214,119
2.875%, due 05/31/25	1,795,000	1,935,235
Total U.S. treasury obligations (cost—$244,564,078)		260,732,516
	Number of shares
Exchange traded funds—0.9%
Invesco Senior Loan ETF (cost—$6,686,867)	291,302	6,586,338
Short-term investments—0.4%
Investment companies—0.4%
State Street Institutional U.S. Government Money Market Fund (cost—$2,851,777)	2,851,777	2,851,777
	Face amount[1]	Value
Short-term U.S. treasury obligations—0.1%
U.S. Treasury Bills 1.543%, due 05/28/20[16] (cost—$746,315)	750,000	746,315
	Number of shares
Investment of cash collateral from securities loaned—2.0%
Money market funds—2.0%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$14,997,983)	14,997,983	14,997,983

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Repurchase agreements—1.0%
Repurchase agreement dated 01/31/20 with Toronto Dominion Bank, 1.640% due 02/03/20, collateralized by $7,595,000 U.S. Treasury Note, 2.250% due 03/31/21; (value—$7,719,189); proceeds: $75,595,346 (cost—$7,500,000)	7,500,000	$7,500,000

	Number of contracts	Notional amount
Options purchased—0.0%†
Call options—0.0%†
U.S. Bond Future Option Futures, strike @ $195.00, expires 02/21/20	880	USD	17,160,000	88
U.S. Bond Future Option Futures, strike @ $197.00, expires 02/21/20	570	USD	11,229,000	57
Total				145
Put options—0.0%†
U.S. Treasury Note 10 Year Futures, strike @ $117.00, expires 02/21/20	40	USD	468,000	4
U.S. Treasury Note 10 Year Futures, strike @ $117.50, expires 02/21/20	5,410	USD	63,567,500	541
U.S. Treasury Note 5 Year Futures, strike @ $110.25, expires 02/21/20	510	USD	5,622,750	51
U.S. Treasury Note 5 Year Futures, strike @ $110.50, expires 02/21/20	3,660	USD	40,443,000	366
	Number of contracts	Notional amount		Value
Options purchased—(concluded)
Put options—(concluded)
U.S. Treasury Note 5 Year Futures, strike @ $110.75, expires 02/21/20	1,230	USD	13,622,250	$123
U.S. Treasury Note 5 Year Futures, strike @ $111.00, expires 02/21/20	2,810	USD	31,191,000	281
U.S. Treasury Note 5 Year Futures, strike @ $111.25, expires 02/21/20	10	USD	111,250	1
U.S. Treasury Note 5 Year Futures, strike @ $112.75, expires 02/21/20	190	USD	2,142,250	19
U.S. Treasury Note 5 Year Futures, strike @ $113.50, expires 02/21/20	910	USD	10,328,500	91
U.S. Treasury Note 5 Year Futures, strike @ $113.75, expires 02/21/20	160	USD	1,820,000	16
U.S. Treasury Note 5 Year Futures, strike @ $114.25, expires 02/21/20	30	USD	342,750	3
Total				1,496
Total options purchased (cost—$14,113)				1,641
Total investments (cost—$972,631,286)—136.7%				1,013,457,234
Liabilities in excess of other assets—(36.7)%				(272,142,690)
Net assets—100.0%				$741,314,544

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviations that are used throughout the Schedule of investments as well as the tables that follow, please refer to page 262.

Foreign exchange options written

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	4,150	4,150,000	USD Call/BRL Put, strike @ 4.20	03/16/20	$47,808	$(115,378)	$(67,570)
USD	4,150	4,150,000	USD Call/BRL Put, strike @ 4.25	03/12/20	31,125	(81,892)	(50,767)
Total foreign exchange written options					$78,933	$(197,270)	$(118,337)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Options written

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	4,680,000	39,000	U.S. Treasury Note 5 Year Futures, strike @ 120.00	02/21/20	$9,092	$(21,328)	$(12,236)
			Put options
USD	6,810,500	53,000	U.S. Treasury Note 10 Year Futures, strike @ 128.50	02/21/20	$12,356	$(1,657)	$10,699
USD	5,600,750	43,000	U.S. Treasury Note 10 Year Futures, strike @ 130.25	02/21/20	15,408	(6,047)	9,361
USD	9,283,250	71,000	U.S. Treasury Note 10 Year Futures, strike @ 130.75	02/21/20	20,965	(17,750)	3,215
Total					$48,729	$(25,454)	$23,275
Total options written					$57,821	$(46,782)	$11,039

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
89	EUR	British Pound Futures	March 2020	$11,092,110	$11,150,750	$58,640
37	EUR	Call Options on Euro BOBL Futures 12/21/20, strike @ EUR 137.5	February 2020	240	205	(35)
18	EUR	Call Options on Euro BOBL Futures 12/21/20, strike @ EUR 138	February 2020	117	100	(17)
3	EUR	Call Options on Euro BOBL Futures 12/21/20, strike @ EUR 138.5	February 2020	19	16	(3)
16	EUR	Call Options on Euro BOBL Futures 12/21/20, strike @ EUR 138.75	February 2020	104	89	(15)
15	EUR	Call Options on Euro SCHATZ Futures 12/21/20, strike @ EUR 113.7	February 2020	97	83	(14)
60	EUR	Call Options on Euro SCHATZ Futures 12/21/20, strike @ EUR 113.8	February 2020	390	333	(57)
234	EUR	German Euro Bund Futures	March 2020	44,941,083	45,425,958	484,875
5	EUR	German Euro Buxl 30 Year Futures	March 2020	1,128,730	1,169,493	40,763
249	EUR	Italian Government Bond Futures	March 2020	39,853,726	40,878,977	1,025,251
31	EUR	Put Options on Euro BUND Futures 02/21/20, strike @ EUR 157	February 2020	362	344	(18)
14	EUR	Put Options on Euro BUND Futures 02/21/20, strike @ EUR 162.5	February 2020	169	155	(14)
72	USD	90-Day Eurodollar Futures	September 2020	17,740,082	17,751,600	11,518
2	USD	Australian Dollar Futures	March 2020	136,578	134,060	(2,518)
4	USD	British Pound Futures	March 2020	330,591	330,425	(166)
2	USD	Canadian Dollar Futures	March 2020	151,828	151,150	(678)
U.S. treasury futures buy contracts:
1,024	USD	U.S. Treasury Note 5 Year Futures	March 2020	121,936,192	123,208,001	1,271,809
18	USD	U.S. Long Bond Futures	March 2020	2,863,681	2,943,563	79,882
474	USD	U.S. Treasury Note 10 Year Futures	March 2020	61,462,414	62,405,062	942,648
130	USD	U.S. Treasury Note 2 Year Futures	March 2020	28,034,304	28,126,719	92,415
Total				$329,672,817	$333,677,083	$4,004,266

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
141	EUR	3 Month EURIBOR Futures	September 2020	$(39,349,903)	$(39,269,918)	$79,985
116	EUR	3 Month EURIBOR Futures	December 2020	(32,379,402)	(32,308,775)	70,627
41	EUR	Call Options on Euro BUND Futures 03/27/20, strike @ EUR 171.5	March 2020	(55,613)	(36,377)	19,236
2	USD	Euro Fx Futures with American Style Options	March 2020	(279,034)	(277,962)	1,072
80	EUR	German Euro BOBL Futures	March 2020	(11,890,257)	(11,974,186)	(83,929)
9	EUR	German Euro Bund Futures	March 2020	(1,705,209)	(1,747,152)	(41,943)
75	EUR	German Euro Schatz Futures	March 2020	(9,316,568)	(9,323,086)	(6,518)
103	EUR	Mid-Term Euro-OAT Futures	March 2020	(18,825,895)	(19,101,892)	(275,997)
36	EUR	Put Options on Euro BUND Futures 02/21/20, strike @ EUR 173.0	February 2020	(9,947)	(5,590)	4,357
87	GBP	United Kingdom Long Gilt Bond Futures	March 2020	(15,211,062)	(15,502,378)	(291,316)
U.S. treasury futures sell contracts:
171	USD	U.S. Long Bond Futures	March 2020	(27,176,737)	(27,963,844)	(787,107)
57	USD	U.S. Ultra Long Treasury Bond Futures	March 2020	(10,709,141)	(11,040,187)	(331,046)
128	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2020	(18,223,569)	(18,644,000)	(420,431)
Total				$(185,132,337)	$(187,195,347)	$(2,063,010)
Net unrealized appreciation (depreciation)						$1,941,256

Centrally cleared credit default swap agreements on corporate issues—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Exelon Generation Co. LLC, bond, 6.200%, due 10/01/17	USD	2,000	12/20/21	Quarterly	1.000%	$33,793	$25,736	$59,529
General Electric Co., bond, 5.000% due 06/15/21	USD	1,000	06/20/24	Quarterly	1.000	10,215	13,515	23,730
General Electric Co., bond, 5.000% due 06/15/2168	USD	1,200	12/20/24	Quarterly	1.000	16,862	12,451	29,313
MetLife, Inc., bond, 4.75%, due 02/08/21	USD	1,900	12/20/21	Quarterly	1.000	8,579	30,666	39,245
Rolls-Royce PLC, bond, 2.125%, due 06/08/21	EUR	1,400	06/20/24	Quarterly	1.000	(3,038)	10,202	7,164
Tesco PLC, bond, 6.000%, due 12/14/29	EUR	3,000	06/20/22	Quarterly	1.000	63,462	58,275	121,737
Verizon Communications, Inc., bond, 2.550%, due 06/17/19	USD	1,600	12/20/22	Quarterly	1.000	(18,132)	34,931	16,799
Total						$111,741	$185,776	$297,517

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Centrally cleared credit default swap agreements on credit indices—buy protection18

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American Investment Grade 33 Index	USD	4,554	12/20/24	Quarterly	5.000%	$353,830	$(409,396)	$(55,566)

Centrally cleared credit default swap agreements on credit indices—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American Investment Grade 28 Index	USD	11,700	06/20/22	Quarterly	1.000%	$(111,007)	$198,058	$87,051
CDX North American Investment Grade 31 Index	USD	8,000	12/20/23	Quarterly	1.000	(68,397)	187,192	118,795
CDX North American Investment Grade 32 Index	USD	5,600	06/20/24	Quarterly	1.000	(107,797)	131,768	23,971
CDX North American Investment Grade 33 Index	USD	40,600	12/20/24	Quarterly	1.000	(878,365)	947,198	68,833
Total						$(1,165,566)	$1,464,216	$298,650

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation (depreciation)
JPY	3,240,000	03/18/26	Semi-Annual	0.300%	6 Month JPY LIBOR	$(627,672)	$(511,541)
JPY	1,800,000	03/18/26	Semi-Annual	0.300	6 Month JPY LIBOR	(345,844)	(267,418)
JPY	230,000	03/20/29	Semi-Annual	0.450	6 Month JPY LIBOR	(85,694)	(71,284)
JPY	580,000	09/20/27	Semi-Annual	0.300	6 Month JPY LIBOR	(131,234)	(109,029)
JPY	310,000	03/20/28	Semi-Annual	0.300	6 Month JPY LIBOR	(72,552)	(90,420)
JPY	756,000	03/20/38	Semi-Annual	0.750	6 Month JPY LIBOR	(713,909)	(737,706)
JPY	220,000	06/18/28	Semi-Annual	0.399	6 Month JPY LIBOR	(69,028)	(68,877)
JPY	736,400	12/20/38	Semi-Annual	0.750	6 Month JPY LIBOR	(708,872)	(750,239)
JPY	60,000	10/22/38	Semi-Annual	0.800	6 Month JPY LIBOR	(62,790)	(62,790)
JPY	200,000	10/31/38	Semi-Annual	0.705	6 Month JPY LIBOR	(176,409)	(188,333)
GBP	1,800	03/18/30	Semi-Annual	0.750	6 Month GBP LIBOR	(4,157)	(22,109)
GBP	4,900	06/17/50	Semi-Annual	1.000	6 Month GBP LIBOR	(304,950)	(394,527)
JPY	60,000	03/21/48	Semi-Annual	6 Month JPY LIBOR	1.000%	109,347	(28,908)
JPY	1,810,000	06/18/28	Semi-Annual	6 Month JPY LIBOR	0.380	9,345,499	1,099,627
USD	7,900	08/22/23	Semi-Annual	3 Month USD LIBOR	2.800	(8,400,599)	(217,024)
JPY	430,000	08/22/39	Semi-Annual	6 Month JPY LIBOR	0.122	(66,799)	(92,636)
JPY	600,000	08/22/39	Semi-Annual	6 Month JPY LIBOR	0.123	(92,665)	(114,751)
JPY	60,000	08/28/39	Semi-Annual	6 Month JPY LIBOR	0.103	(11,399)	(11,399)
JPY	430,000	09/13/26	Semi-Annual	6 Month JPY LIBOR	0.095	(16,180)	(16,180)
JPY	210,000	09/13/26	Semi-Annual	6 Month JPY LIBOR	0.092	(7,515)	(7,515)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation (depreciation)
JPY	350,000	09/18/26	Semi-Annual	6 Month JPY LIBOR	0.068%	$(7,449)	$(7,449)
JPY	560,000	09/18/26	Semi-Annual	6 Month JPY LIBOR	0.062	(9,868)	(9,631)
JPY	215,000	09/19/26	Semi-Annual	6 Month JPY LIBOR	0.063	(3,871)	(3,871)
JPY	215,000	09/19/26	Semi-Annual	6 Month JPY LIBOR	0.064	(4,004)	(4,004)
JPY	108,000	09/20/26	Semi-Annual	6 Month JPY LIBOR	0.087	(1,424,770)	(4,695)
JPY	262,000	09/24/26	Semi-Annual	6 Month JPY LIBOR	0.000	1,411,030	(9,379)
Total						$(2,482,354)	$(2,702,088)

OTC credit default swap agreements on corporate issues—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,300	03/20/20	Quarterly	1.000%	$5,046	$1,348	$6,394
GSI	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	Quarterly	1.000	6,055	1,555	7,610
BB	Republic of Italy, bond, 6.875%, due 09/27/23	USD	6,700	06/20/24	Quarterly	1.000	161,832	95,314	257,146
GSI	Republic of South Africa, bond, 5.500%, due 03/09/20	USD	1,600	06/20/24	Quarterly	1.000	55,883	(48,709)	7,174
Total							$228,816	$49,508	$278,324

OTC credit default swaps agreements on credit indices—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Maturity dates	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received	Value	Unrealized appreciation (depreciation)
BOA	CMBX.NA.AAA.9 Index	USD	3,200	09/17/58	Monthly	0.500%	$226,733	$35,344	$262,077

Forward foreign currency contracts

Counterparty	Sell		Purchase		Unrealized Settlement date	appreciation (depreciation)
BB	EUR	20,867,000	USD	23,370,946	02/04/20	$228,410
BB	MYR	2,596,159	USD	619,860	03/18/20	(12,842)
BB	USD	3,481,143	CNH	24,053,407	03/18/20	(49,883)
BNP	CAD	1,747,000	USD	1,322,057	02/04/20	1,977
BNP	MXN	101,739,000	USD	5,282,810	04/22/20	(40,781)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Unrealized Settlement date	appreciation (depreciation)
BNP	USD	1,322,018	CAD	1,747,000	03/03/20	$(1,993)
BNP	USD	2,670,080	CNH	18,502,418	03/18/20	(30,678)
BNP	USD	973,964	EUR	884,000	02/04/20	6,435
BNP	USD	3,888,904	GBP	2,987,000	02/04/20	55,429
BOA	CAD	2,994,000	USD	2,271,581	03/03/20	9,329
BOA	EUR	19,631,000	USD	21,676,472	03/03/20	(132,612)
BOA	USD	4,768,708	AUD	6,915,000	02/14/20	(139,059)
BOA	USD	2,271,624	CAD	2,994,000	02/04/20	(9,276)
BOA	USD	1,392,465	CNH	9,866,592	03/18/20	15,021
BOA	USD	2,384,941	CNH	16,401,000	03/18/20	(45,310)
BOA	USD	21,639,251	EUR	19,631,000	02/04/20	132,500
CITI	CAD	6,057,000	USD	4,658,182	02/04/20	81,349
CITI	USD	2,737,670	AUD	3,965,000	02/14/20	(83,070)
CITI	USD	916,475	CAD	1,212,000	02/04/20	(655)
CITI	USD	2,657,368	CNH	18,857,215	03/18/20	32,646
CITI	USD	2,413,110	CNH	16,636,000	03/18/20	(39,955)
CITI	USD	388,525	EUR	352,000	02/04/20	1,860
CITI	USD	2,724,690	GBP	2,086,000	02/04/20	29,872
CITI	USD	128,513	TRY	774,885	02/11/20	716
DB	CNH	51,430,810	USD	7,138,706	03/18/20	(197,988)
HSBC	AUD	1,855,000	USD	1,270,376	02/14/20	28,439
HSBC	CNH	17,163,866	USD	2,379,574	03/18/20	(68,881)
HSBC	GBP	10,992,000	USD	14,312,488	03/03/20	(213,269)
HSBC	USD	446,665	CNH	3,167,790	03/18/20	5,226
HSBC	USD	2,066,751	CNH	14,283,107	03/18/20	(29,241)
HSBC	USD	14,300,444	GBP	10,992,000	02/04/20	214,491
HSBC	USD	21,475,654	JPY	2,324,600,000	02/14/20	(10,780)
HSBC	USD	5,193,750	MXN	102,213,000	04/22/20	154,643
JPMCB	GBP	16,065,000	USD	21,031,387	02/04/20	(182,443)
JPMCB	USD	3,657,509	CAD	4,810,000	02/04/20	(22,943)
JPMCB	USD	2,361,634	CNH	16,303,000	03/18/20	(35,983)
RBS	CNH	69,161,845	USD	9,589,430	03/18/20	(276,627)
RBS	USD	71,382	MXN	1,354,000	02/12/20	201
SSC	USD	102,018	EUR	91,265	04/22/20	(317)
Net unrealized appreciation (depreciation)						$(626,042)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$53,643,267	$—	$53,643,267
Corporate bonds	—	407,775,395	—	407,775,395
Loan assignments	—	3,536,348	—	3,536,348
Mortgage-backed securities	—	86,770,896	—	86,770,896
Municipal bonds	—	1,440,866	—	1,440,866
Non-U.S. government agency obligations	—	27,951,273	—	27,951,273
U.S. government agency obligations	—	138,912,575	10,044	138,922,619
U.S. treasury obligations	—	260,732,516	—	260,732,516
Exchange traded funds	6,586,338	—	—	6,586,338
Short-term investments	—	2,851,777	—	2,851,777
Short-term U.S. treasury obligations	—	746,315	—	746,315
Investment of cash collateral from securities loaned	—	14,997,983	—	14,997,983
Repurchase agreements	—	7,500,000	—	7,500,000
Options purchased	1,641	—	—	1,641
Futures contracts	4,183,078	—	—	4,183,078
Swap agreements	—	12,649,429	—	12,649,429
Forward foreign currency contracts	—	998,544	—	998,544
Total	$10,771,057	$1,020,507,184	$10,044	$1,031,288,285
Liabilities
Foreign exchange options written	$—	$(197,270)	$—	$(197,270)
Options written	(46,782)	—	—	(46,782)
Futures contracts	(2,241,822)	—	—	(2,241,822)
Swap agreements	—	(13,806,335)	—	(13,806,335)
Forward foreign currency contracts	—	(1,624,586)	—	(1,624,586)
Total	$(2,288,604)	$(15,628,191)	$—	$(17,916,795)

At January 31, 2020, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05%

1  In US dollars unless otherwise indicated.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $220,625,863, represented 29.8% of the Fund's net assets at period end.

4  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

5  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

6  Security, or portion thereof, was on loan at the period end.

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

9  Perpetual investment. Date shown reflects the next call date.

10  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

11  Rate shown reflects annualized yield at the period end on zero coupon bond.

12  Bond interest in default.

13  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

14  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

15  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

16  Rate shown is the discount rate at the date of purchase unless otherwise noted.

17  Payments made or received are based on the notional amount.

18  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

19  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 2.61% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 2.88%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 105. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. From a sector standpoint, our positioning reflected an overweight to revenue bonds and an underweight to general obligation (GO) bonds. Contributors included overweights to yield-oriented hospital and prepaid natural gas revenue bonds, which performed well amid steady demand. Furthermore, we benefited from being underweight local GOs and pre-refunded issues. Detractors included overweights to tobacco securitization, utility-power and special tax revenue bonds. In terms of issuer selection, contributors included Massachusetts state GOs, Cook County, Illinois sales tax, and state of Illinois sales tax bonds. In contrast, detractors were largely within the hospital sector (Richmond Reid Indiana and Indiana state health).

Fundamental credit conditions for state and local municipal issuers exhibited a stable trend amid the record-long economic expansion. This, in turn, fueled tax revenue growth. Fiscal challenges, such as rising fixed costs associated with pensions and other post-employment benefits (OPEB) remained headwinds. However, most states are expected to be able to weather a moderate recession because of strong reserves/rainy day funds and adequate capacity to make fiscal adjustments. We maintained an underweight to AAA-rated and AA-rated debt and overweight to more yield-oriented A-rated debt, which was a positive for relative results. In contrast, being underweight strong-performing BBB-rated bonds, including top-performing state of Illinois GO bonds, was not rewarded.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Mellon Investments Corporation (f/k/a BNY Mellon Asset Management Company LLC ("Mellon")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

Mellon: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing

in undervalued sectors, geographical regions or individual

securities.

PACE Municipal Fixed Income Investments

Subadvisor's comments – concluded

We maintained a modestly long duration stance versus the benchmark, which was beneficial amid the interest rate rally within short- to intermediate-term municipal bonds. The shape of the high grade yield curve flattened modestly as a result. The Portfolio's yield curve allocation was modestly underweight the strong-performing ten- to fifteen-year maturity segment of the curve, which was a detractor from performance versus the benchmark.

No derivatives were used during the reporting period.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.48%	7.47%	2.74%	3.49%
Class Y2	2.69	7.81	2.98	3.74
Class P3	2.61	7.81	3.01	3.75
After deducting maximum sales charge
Class A1	0.21	5.08	2.28	3.26
Bloomberg Barclays US Municipal 3-15 Year Blend Index[4]	2.88	7.62	3.20	4.03

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.73%	6.80%	2.77%	3.40%
Class Y2	1.86	6.98	3.00	3.65
Class P3	1.94	7.07	3.04	3.66
After deducting maximum sales charge
Class A1	(0.54)	4.42	2.30	3.16

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—0.92% and 0.82%; Class Y—0.73% and 0.57%; and Class P—0.67% and 0.57% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.82%; Class Y—0.57%; and Class P—0.57% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Municipal 3-15 Year Blend Index is an unmanaged index for the tax-exempt bond market. The Index includes investment-grade municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity. Sectors include general obligation, revenue, insured and pre-refunded bonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Municipal Fixed Income Investments

Portfolio statistics—January 31, 2020 (unaudited)

Characteristics
Weighted average duration	4.77 yrs.
Weighted average maturity	8.79 yrs.
Average coupon	4.85%
Top five states[1]	Percentage of net assets
Texas	12.1%
Illinois	11.2
New Jersey	7.6
Pennsylvania	7.0
New York	5.5
Total	43.4%
Credit rating[2]	Percentage of net assets
AAA	3.1%
AA	34.0
A	38.1
BBB	4.7
Non-rated	19.1
Cash equivalents and other assets in excess of liabilities	1.0
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Municipal bonds—99.0%
Alabama—2.0%
Alabama Federal Aid Highway Finance Authority, Series A, 5.000%, due 09/01/29	$2,000,000	$2,546,280
Birmingham-Jefferson Civic Center Authority, Special Tax Revenue Subordinate Lien, Series B, 5.000%, due 07/01/32	2,000,000	2,499,320
Lower Alabama Gas District Gas Project Revenue, Series A, 5.000%, due 09/01/31	1,500,000	1,941,960
		6,987,560
Alaska—0.5%
City of Anchorage AK Wastewater Revenue Refunding, Series B, 5.000%, due 05/01/31	1,395,000	1,740,235
Arizona—2.2%
Arizona Industrial Development Authority, Series 2019-2, Class A, 3.625%, due 05/20/33	995,877	1,148,525
City of Phoenix Civic Improvement Corp. Revenue Refunding, Series B, AMT, 5.000%, due 07/01/30	1,000,000	1,287,220
Maricopa County Industrial Development Authority (Banner Health Obligation Group), Series A, 5.000%, due 01/01/31	3,000,000	3,693,120
Salt Verde Financial Corp., Revenue Bonds 5.000%, due 12/01/32	1,000,000	1,325,050
		7,453,915
Arkansas—1.0%
City of Fort Smith AR Water & Sewer Revenue Refunding 5.000%, due 10/01/34	1,320,000	1,665,484
University of Arkansas, (Fayetteville Campus), Series A, 5.000%, due 11/01/29	1,385,000	1,617,278
		3,282,762
California—2.8%
California State 5.000%, due 10/01/30	2,815,000	3,696,742
5.000%, due 04/01/33	2,710,000	3,560,046
Los Angeles Department of Airports (Los Angeles International Airport), Series A, AMT, 5.000%, due 05/15/32	2,000,000	2,246,860
		9,503,648
Colorado—4.1%
Colorado Health Facilities Authority, Series A, 5.000%, due 01/01/30	1,500,000	1,999,545
	Face amount	Value
Municipal bonds—(continued)
Colorado—(concluded)
Colorado Health Facilities Authority, Revenue Refunding Adventhealth Obligated Group 5.000%, VRD	$1,500,000	$1,874,895
Denver City & County Airport Revenue, Subseries A, AMT, 5.500%, due 11/15/26	7,000,000	8,096,200
University of Colorado Revenue Refunding, Series A-2, 5.000%, due 06/01/30	1,750,000	2,264,115
		14,234,755
Connecticut—2.3%
Connecticut Special Tax Revenue, Series B, 5.000%, due 10/01/30	2,000,000	2,549,020
Connecticut State (Gaap Conversion Bonds—2013), Series A, 5.000%, due 10/15/25	2,900,000	3,321,312
Hartford County Metropolitan District Revenue (Green Bonds), Series A, 5.000%, due 11/01/29	1,870,000	2,198,671
		8,069,003
District of Columbia—1.6%
Metropolitan Washington, Airport Authority Airport System Revenue, Series A, AMT, 5.000%, due 10/01/22	2,000,000	2,204,800
AMT, 5.000%, due 10/01/28	2,500,000	3,136,600
		5,341,400
Florida—4.0%
Citizens Property Insurance Corp. Revenue, Series A-1, 5.000%, due 06/01/25	7,000,000	8,323,980
County of Broward FL Port Facilities Revenue Prerefunded, Series B, AMT, 5.000%, due 09/01/21	1,340,000	1,419,636
County of Broward FL Port Facilities Revenue Unrefunded, Series B, AMT, 5.000%, due 09/01/21	660,000	700,504
Miami Beach Redevelopment Agency Tax Increment Revenue Refunding 5.000%, due 02/01/28	1,000,000	1,147,390
Orange County Florida Tourist Development Tax Revenue Refunding, Series B, 5.000%, due 10/01/30	1,885,000	2,328,032
		13,919,542

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Georgia—3.1%
Atlanta Development Authority Revenue Senior Lien, Series A-1, 5.000%, due 07/01/32	$2,000,000	$2,377,360
Fulton County Development Authority of Georgia Revenue (Anticipation CTFS-Wellstar Health System, Inc. Project), Series A, 5.000%, due 04/01/36	1,000,000	1,208,270
Fulton County Development Authority of Georgia Revenue (Piedmont Healthcare, Inc. Project), Series A, 5.000%, due 07/01/27	1,500,000	1,846,920
Main Street Natural Gas, Inc. Revenue, Series A, 5.500%, due 09/15/28	1,500,000	1,946,640
Series B,
1 mo. USD LIBOR + 0.750%, 1.943%, due 04/01/48[1]	1,000,000	1,003,760
Municipal Electric Authority of Georgia Revenue Bonds (Nuclear Power Plants) 5.000%, due 01/01/33	1,000,000	1,230,260
Savannah Economic Development Authority (International Paper Company) 1.900%, due 08/01/24	1,000,000	1,010,910
		10,624,120
Hawaii—0.4%
Hawaii Airports System Revenue, Series A, AMT, 5.000%, due 07/01/29	1,000,000	1,270,820
Illinois—11.2%
Chicago O'Hare International Airport Revenue, Series A, AMT, 5.000%, due 01/01/23	1,150,000	1,232,927
Chicago O'Hare International Airport Revenue Refunding, Series A, AMT, 5.000%, due 01/01/29	2,500,000	2,918,050
Chicago O'Hare International Airport Revenue Senior Lien, Series B, 5.000%, due 01/01/35	1,750,000	2,092,913
Chicago Waterworks Revenue Senior Lien, Series A-1, 5.000%, due 11/01/29	1,920,000	2,289,888
Series 2017-2, (AGM Insured), 5.000%, due 11/01/31	1,000,000	1,216,370
Illinois County of Cook Sale Tax Revenue Refunding 5.000%, due 11/15/35	2,500,000	3,027,275
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,378,360
	Face amount	Value
Municipal bonds—(continued)
Illinois—(concluded)
Illinois Finance Authority Revenue University of Chicago, Series A, 5.000%, due 10/01/29	$2,440,000	$2,592,646
Illinois Municipal Electric Agency Power Supply System Revenue Refunding, Series A, 5.000%, due 02/01/32	2,500,000	2,939,275
Illinois Sports Facilities Authority, (BAM Insured), 5.000%, due 06/15/28	1,000,000	1,249,550
Regional Transportation Authority Revenue Refunding, (AGM Insured), 6.000%, due 06/01/25	2,000,000	2,404,960
Sales Tax Securitization Corp. Revenue Refunding Senior Lien, Series A, 5.000%, due 01/01/36	1,770,000	2,230,589
Southwestern Illinois Development Authority Health Facility Revenue (Memorial Group, Inc.) 7.125%, due 11/01/30	1,500,000	1,835,940
State of Illinois Sales Tax Revenue, Series A, (BAM Insured), 5.000%, due 06/15/27	3,000,000	3,642,900
University of Illinois, Series A, 5.000%, due 04/01/30	1,000,000	1,140,640
University of Illinois, (Auxiliary Facilities System), Series A, 5.000%, due 04/01/27	4,000,000	4,457,240
		38,649,523
Indiana—3.3%
Indiana Finance Authority Revenue Refunding (Stadium Project), Series A, 5.250%, due 02/01/35	1,000,000	1,204,450
Indiana Finance Authority Revenue University Health Obligated Group, Series B, 2.250%, VRD	5,250,000	5,539,012
Richmond Hospital Authority Revenue Refunding Reid Hospital & Health Care, Series A, 5.000%, due 01/01/30	2,055,000	2,351,105
Whiting City Revenue (BP Products North America, Inc. Project), AMT, 5.000%, VRD	1,840,000	2,137,749
		11,232,316

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Kentucky—2.6%
Kentucky Public Energy Authority Revenue, Series A, 4.000%, VRD	$3,250,000	$3,572,790
Series B, 4.000%, VRD	4,750,000	5,303,280
		8,876,070
Louisiana—3.0%
East Baton Rouge Sewerage Commission Revenue Refunding, Series B, 5.000%, due 02/01/28	1,000,000	1,185,960
Jefferson Sales Tax District, Series B, (AGM Insured), 4.000%, due 12/01/32	1,895,000	2,267,709
New Orleans Aviation Board Revenue, Series B, (AGM Insured), AMT, 5.000%, due 01/01/28	1,500,000	1,750,065
Parish of St John the Baptist LA (Marathon Oil Corporation) 2.200%, VRD	1,000,000	1,036,080
State of Louisiana State Highway Improvement Revenue, Series A, 5.000%, due 06/15/29	3,500,000	4,054,295
		10,294,109
Maryland—0.6%
Maryland State Transportation Authority Revenue Baltimore/Washington International, AMT, 5.000%, due 06/01/24	1,700,000	1,975,587
Massachusetts—1.5%
Commonwealth of Massachusetts, Series D, 4.000%, due 05/01/34	2,000,000	2,394,060
Massachusetts Educational Financing Authority, Series K, AMT, 5.000%, due 07/01/22	2,500,000	2,724,200
		5,118,260
Michigan—4.0%
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien, Series A, 5.000%, due 07/01/23	1,000,000	1,131,010
Series D, 5.000%, due 07/01/26	1,100,000	1,360,227
Michigan State Finance Authority Revenue Refunding (Beaumont Health Credit Group) 5.000%, due 08/01/33	2,415,000	2,778,940
Michigan State Finance Authority Revenue Refunding (Detroit School District), Series A, 5.000%, due 05/01/22	1,485,000	1,613,245
	Face amount	Value
Municipal bonds—(continued)
Michigan—(concluded)
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage), Series C-3, (AGM Insured), 5.000%, due 07/01/30	$1,500,000	$1,744,320
Michigan Strategic Fund Revenue, (Improvement Project), AMT, 5.000%, due 06/30/32	3,300,000	4,153,611
Utica Community Schools, (School Building And Site) 4.000%, due 05/01/23	1,000,000	1,094,960
		13,876,313
Missouri—3.9%
City of Kansas City, Missouri Airport Revenue, Series A, AMT, 5.000%, due 09/01/23	5,000,000	5,306,150
Missouri Joint Municipal Electric Utility Commission Revenue Refunding Prairie State Project, Series A, 5.000%, due 12/01/25	2,300,000	2,754,733
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Coxhealth, Series A, 5.000%, due 11/15/34	2,000,000	2,343,160
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Saint Luke's Health System 5.000%, due 11/15/28	1,000,000	1,223,890
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care, Series A, 5.000%, due 06/01/27	1,500,000	1,734,855
		13,362,788
Nebraska—1.3%
Nebraska Public Power District Revenue Refunding, Series B, 5.000%, due 01/01/31	1,300,000	1,648,023
Public Power Generation Agency Revenue Refunding Whelan Energy Center Unit 2, Series A, 5.000%, due 01/01/30	2,500,000	2,934,500
		4,582,523
Nevada—1.0%
Las Vegas Valley Water District, Series B, 5.000%, due 06/01/25	2,700,000	2,954,799
Reno Sales Tax Revenue Refunding, First Lien, Series 2018A, 5.000%, due 06/01/33	500,000	629,905
		3,584,704

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
New Jersey—7.6%
New Jersey Economic Development Authority Revenue Refunding, Series WW, 5.250%, due 06/15/31	$2,100,000	$2,433,963
Series XX, 5.000%, due 06/15/26	1,600,000	1,872,672
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co., Series C, AMT, 5.100%, due 06/01/23	1,000,000	1,011,290
New Jersey Health Care Facilities Financing Authority Revenue Refunding 5.000%, due 07/01/33	1,000,000	1,282,340
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,727,295
New Jersey State Higher Education Assistance Authority Revenue, Series 1A, AMT, 5.000%, due 12/01/21	2,550,000	2,728,296
Series B, AMT, 5.000%, due 12/01/23	2,000,000	2,281,160
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series S, 5.000%, due 06/15/30	1,000,000	1,231,340
New Jersey Turnpike Authority Revenue, Series E, 5.000%, due 01/01/30	1,350,000	1,718,375
Tobacco Settlement Financing Corp. Tobacco Settlement Revenue Refunding, Series A, 5.000%, due 06/01/34	8,000,000	9,686,640
		25,973,371
New York—5.5%
Metropolitan Transportation Authority Revenue Bonds, Series A-1, 5.000%, due 02/01/23	1,500,000	1,666,545
Nassau County New York Industrial Development, Series B, 5.000%, due 10/01/21	3,045,000	3,246,884
New York City, Series E, 5.000%, due 08/01/24	1,565,000	1,757,260
Series H, 5.000%, due 08/01/25	2,990,000	3,472,556
New York State Urban Development Corp. Empire State Development State Personal Income Tax Revenue Bonds, Series E, 5.000%, due 03/15/31	2,000,000	2,242,660
	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
New York Transportation Development Corp. Special Facility Revenue Refunding (Laguardia Airport Terminal B Redevelopment), Series A, AMT, 5.000%, due 07/01/34	$1,000,000	$1,153,670
New York Transportation Development Corp. Special Facility Revenue Refunding (Terminal One Group Association), AMT, 5.000%, due 01/01/22	1,500,000	1,600,440
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth), AMT, 5.000%, due 09/01/22	2,400,000	2,639,496
TSASC, Inc. Tobacco Settlement Bonds, Series A, 5.000%, due 06/01/34	1,000,000	1,190,340
		18,969,851
North Carolina—1.0%
North Carolina Medical Care Commission Health Care Facilities Revenue Refunding (Vidant Health) 5.000%, due 06/01/32	1,500,000	1,760,550
North Carolina Turnpike Authority Senior Lien, (AGM Insured), 5.000%, due 01/01/26	1,250,000	1,513,663
		3,274,213
Ohio—0.3%
American Municipal Power, Inc., Revenue, Series A, 5.000%, due 02/15/27	1,000,000	1,151,090
Pennsylvania—7.0%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group Issue) Revenue, Series A, 5.000%, due 04/01/29	3,190,000	4,046,355
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,042,440
Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue 5.000%, due 06/01/31	1,500,000	1,873,770
Delaware Valley Regional Finance Authority, Pennsylvania Local Government Revenue Bonds, Series B, SIFMA + 0.420% 1.360%, due 09/01/48[1]	3,500,000	3,505,600
Pennsylvania Turnpike Commission Motor License Fund-Enhanced Turnpike Subordinate Special Revenue 5.000%, due 12/01/33	1,500,000	1,860,510

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Pennsylvania—(concluded)
Pennsylvania Turnpike Commission Turnpike Refunding Subordinated Revenue, Series B, 5.000%, due 06/01/28	$2,000,000	$2,439,260
Pennsylvania Turnpike Commission Turnpike Revenue, Series B, 5.000%, due 12/01/32	1,250,000	1,496,513
Philadelphia Airport Revenue, Series B, AMT, 5.000%, due 07/01/32	1,250,000	1,526,387
Philadelphia School District, Series A, 4.000%, due 09/01/35	1,500,000	1,724,310
Series A, 5.000%, due 09/01/31	1,000,000	1,249,920
Philadelphia School District Prerefunded, Series F, 5.000%, due 09/01/30	10,000	12,518
Philadelphia School District Unrefunded, Series F, 5.000%, due 09/01/30	2,640,000	3,187,562
		23,965,145
Tennessee—1.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue (Lipscomb University Projects), Series S, 5.000%, due 10/01/35	1,350,000	1,684,193
Tennessee Energy Acquisition Corp. Gas Revenue 4.000%, VRD	2,500,000	2,831,975
Series A, 5.250%, due 09/01/26	1,500,000	1,826,460
		6,342,628
Texas—12.1%
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A, 5.000%, due 01/01/35	1,100,000	1,291,169
Central Texas Turnpike System, Series C, 5.000%, due 08/15/31	2,000,000	2,311,660
City of Brownsville, Texas Utilities System Revenue, Series A, 5.000%, due 09/01/28	2,225,000	2,526,933
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools, (PSF-GTD), 5.000%, due 08/15/28	1,100,000	1,277,199
Cypress-Fairbanks Independent School District, (PSF-GTD), 5.000%, due 02/15/25	2,500,000	2,803,075
	Face amount	Value
Municipal bonds—(continued)
Texas—(concluded)
Dickinson Independent School District, (PSF-GTD), 5.000%, due 02/15/30	$2,500,000	$2,871,650
El Paso Texas 5.000%, due 08/15/34	2,000,000	2,425,940
Grand Parkway Transportation Corporation Bond Anticipation Notes Revenue 5.000%, due 02/01/23	500,000	556,395
Harris County Cultural Education Facilities Finance Corp. Revenue Refunding Childred's Hospital 4.000%, due 10/01/35	1,750,000	2,054,640
Harris County Toll Road Authority Revenue Refunding Senior Lien, Series A, 5.000%, due 08/15/29	2,025,000	2,589,023
Harris County-Houston Sports Authority Revenue Refunding Senior Lien, Series A, 5.000%, due 11/15/29	1,000,000	1,159,320
Houston Airport System Revenue Refunding, Series B, 5.000%, due 07/01/29	2,000,000	2,576,220
Houston Utility System Revenue First Lien, Series D, 5.000%, due 11/15/29	1,000,000	1,073,540
North Texas Tollway Authority Revenue Refunding, Series A, 5.000%, due 01/01/31	2,750,000	3,233,642
Series A, 5.000%, due 01/01/34	2,775,000	3,254,742
Socorro Independent School District Refunding, Series A, (PSF-GTD), 5.000%, due 08/15/28	3,885,000	4,565,108
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding (Baylor Scott and White Memorial Hospital), Series B, 5.000%, due 11/15/32	1,000,000	1,200,090
University of Houston Revenue Refunding, Series C, 5.000%, due 02/15/29	2,000,000	2,435,240
West Travis County Public Utility Agency Revenue, (BAM Insured), 5.000%, due 08/15/30	1,000,000	1,245,580
		41,451,166
Virginia—1.9%
City of Richmond, Virginia Public Utility Revenue 5.000%, due 01/15/26	2,030,000	2,517,261
Virginia College Building Authority Virginia Educational Facilities Revenue Bonds, (21st Century College), Series C, 5.000%, due 02/01/31	1,825,000	2,278,202

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Virginia—(concluded)
Virginia Small Business Financing Authority Senior Lien Revenue Bonds, (95 Express Lanes LLC Project), AMT, 5.000%, due 07/01/34	$1,700,000	$1,810,840
		6,606,303
Washington—2.3%
Central Puget Sound Regional Transit Authority Revenue (Green Bonds), Series S-1, 5.000%, due 11/01/26	1,000,000	1,261,810
Energy Northwest Project 1 Electric Revenue Refunding, Series A, 5.000%, due 07/01/26	1,000,000	1,096,450
Port of Seattle Revenue, Series C, AMT, 5.000%, due 04/01/32	1,955,000	2,249,540
Port of Seattle Revenue, Intermediate Lien, AMT, 5.000%, due 04/01/28	2,500,000	3,159,750
		7,767,550
Wisconsin—3.1%
Public Finance Authority lease Development Revenue (Central District Development Project) 5.000%, due 03/01/34	1,500,000	1,814,115
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,126,340
	Face amount	Value
Municipal bonds—(concluded)
Wisconsin—(concluded)
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.), Series A, 5.125%, due 04/15/31	$3,000,000	$3,398,550
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health), Series A, 5.000%, due22/01/26	1,175,000	1,378,134
WPPI Energy Power Supply Revenue, Series A, 5.000%, due 07/01/32	2,760,000	3,108,367
		10,825,506
Total municipal bonds (cost—$316,318,617)		340,306,776
	Number of shares	Value
Short-term investments—0.2%
Investment companies—0.2%
State Street Institutional U.S. Government Money Market Fund (cost—$797,414)	797,414	797,414
Total investments (cost—$317,116,031)—99.2%		341,104,190
Other assets in excess of liabilities—0.8%		2,823,638
Net assets—100.0%		$343,927,828

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$340,306,776	$—	$340,306,776
Short-term investments	—	797,414	—	797,414
Total	$—	$341,104,190	$—	$341,104,190

At January 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 2.44% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays Global Aggregate ex-US Index (the "benchmark") returned 2.78%, the Bloomberg Barclays Global Aggregate ex-USD 50% Hedged Index returned 1.89%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 116. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. Our foreign exchange (FX) overlay detracted from results, with our quantitative model hurting performance, while qualitative performance was flat. The model-driven short to the New Zealand dollar, signaled by forward yields and technicals, detracted from performance as the currency was one of the top performers in G10 nations on the back of improvement in macroeconomic data.

Having a long duration in the US detracted from returns due to a combination of factors, including a "phase one" trade agreement between US and China and improving macroeconomic data, which led to a surge in global yields. We switched from an overweight to an underweight exposure in US Treasurys in the fourth quarter of 2019, due to expectations of higher yields on the back of improved risk sentiment. In January 2020, the risk-off sentiment in the global markets, driven by the outbreak of coronavirus in China, led to the rally in government bonds. This detracted from relative performance as we moved short US Treasurys in December 2019.

An overweight in Italy due to expectations of outperformance in its low yield environment detracted from returns. With political risks resurfacing in Italy, 10-year yields moved sharply higher in December 2019. In January 2020, some of this performance bounced back as political risk stabilized after Matteo Salvini's Lega Nord, a regionalist and separatist movement, failed to beat the government in a key regional election.

An overweight investment-grade (IG) corporate credit allocation contributed to performance, as spreads on corporate bonds moved tighter. In terms of sector allocation within IG, we are overweight consumer non-cyclical versus underweight consumer cyclical.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

J.P. Morgan: Iain Stealey, CFA and Linda Raggi, CFA

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing

primarily in global fixed income securities either directly

or through the use of financial derivative instruments

where appropriate.

PACE Global Fixed Income Investments

Subadvisor's comments – concluded

We utilized derivatives over the period for efficient portfolio management purposes. The main types of financial derivative contracts we use are interest rate futures and foreign exchange currency forwards contracts. This allows us to implement our strategy as well as to hedge or take currency risk; for example, we used interest rate futures to take short positions in the US and Germany in the front end of the yield curve. Overall, the use of derivatives was beneficial to our portfolio management process.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.42%	5.94%	1.62%	1.68%
Class Y2	2.46	6.02	1.78	1.86
Class P3	2.44	6.10	1.80	1.87
After deducting maximum sales charge
Class A1	(1.42)	1.96	0.86	1.28
Bloomberg Barclays Global Aggregate Index[4]	2.78	6.58	2.60	2.56
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index[5]	1.89	6.13	3.05	3.05

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.69%	6.76%	1.33%	1.53%
Class Y2	0.72	6.85	1.49	1.72
Class P3	0.71	6.93	1.50	1.73
After deducting maximum sales charge
Class A1	(3.06)	2.80	0.55	1.14

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, supplemented from time to time, were as follows: Class A—1.27% and 1.04%; Class Y—1.11% and 0.88%; and Class P—1.10% and 0.85% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.04%; Class Y—0.88%; and Class P—0.85% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Fixed Income Investments

Portfolio of statistics—January 31, 2020 (unaudited)

Characteristics
Weighted average duration	7.18 yrs.
Weighted average maturity	9.29 yrs.
Average coupon	2.99%
Top ten holdings[1]	Precentage of net assets
UMBS TBA, 3.500%	3.7%
Italy Buoni Poliennali Del Tesoro, 3.000% due 08/01/29	3.5
Japan Government Twenty Year Bond, 2.200% due 09/20/26	3.4
UMBS TBA, 3.000%	3.1
U.S. Treasury Inflation Indexed Bonds (TIPS), 1.000% due 02/15/48	2.0
UMBS TBA, 2.500%	1.7
GNMA II TBA, 3.000%	1.7
Japan Government Forty Year Bond, 2.200% due 03/20/51	1.5
Korea Treasury Bond, 3.000% due 09/10/24	1.6
Italy Buoni Poliennali Del Tesoro, 1.750% due 07/01/24	1.4
Total	23.6%
Top five issuer breakdown by country or territory of origins[1]	Percentage of net assets
United States	42.7%
Japan	10.3
Italy	9.8
United Kingdom	8.3
France	6.5
Total	77.6%
Investments by type of issuer[1]	Precentage of net assets
Government and other public issuers	45.1%
Banks and other financial institutions	35.9
Industrial	20.3
Investment companies	9.3
Cash equivalents and liabilities in excess of other assets	(10.6)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount		Value
Asset-backed securities—1.1%
United Kingdom—1.1%
Gracechurch Card Funding PLC, Series 2018-1A, Class A, 1 mo. USD LIBOR + 0.400%, 2.076%, due 07/15/22[1,2]	USD	1,370,000	$1,370,175
Penarth Master Issuer PLC, Series 2018-2A, Class A1, 1 mo. USD LIBOR + 0.450%, 2.108%, due 09/18/22[1,2]	USD	1,480,000	1,479,251
Series 2019-1A, Class A1, 1 mo. USD LIBOR + 0.540%, 2.198%, due 07/18/23[1,2]	USD	900,000	899,715
Total asset-backed securities (cost—$3,750,000)			3,749,141
Corporate bonds—39.1%
Australia—2.2%
Australia & New Zealand Banking Group Ltd. 2.500%, due 01/16/24[3]	EUR	700,000	859,938
BHP Billiton Finance Ltd. (fixed, converts to FRN on 10/22/24), 5.625%, due 10/22/79[3]	EUR	300,000	401,759
National Australia Bank Ltd. EMTN 0.875%, due 02/19/27[3]	EUR	1,300,000	1,537,120
Westpac Banking Corp. 2.000%, due 01/16/25[1]	USD	1,161,000	1,177,197
2.100%, due 02/25/21[3]	USD	2,600,000	2,611,640
Westpac Banking Corp. GMTN 0.500%, due 05/17/24[3]	EUR	800,000	914,251
			7,501,905
Belgium—0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 3.650%, due 02/01/26	USD	205,000	222,787
4.700%, due 02/01/36	USD	340,000	409,310
Anheuser-Busch InBev Worldwide, Inc. 4.439%, due 10/06/48	USD	260,000	308,582
4.600%, due 04/15/48	USD	170,000	205,369
4.900%, due 01/23/31	USD	225,000	274,201
KBC Group N.V. (fixed, converts to FRN on 03/05/24), 4.750%, due 03/05/24[3,4]	EUR	200,000	243,159
			1,663,408
Brazil—0.7%
Braskem Netherlands Finance BV 4.500%, due 01/31/30[1]	USD	649,000	654,192
Petrobras Global Finance BV 7.250%, due 03/17/44	USD	1,430,000	1,807,534
			2,461,726
Canada—1.1%
Canadian Imperial Bank of Commerce 2.350%, due 07/27/22[3]	USD	1,100,000	1,120,888
	Face amount		Value
Corporate bonds—(continued)
Canada—(concluded)
Canadian Natural Resources Ltd. 3.900%, due 02/01/25	USD	80,000	$85,846
Emera U.S. Finance LP 4.750%, due 06/15/46	USD	265,000	320,670
Fortis, Inc. 3.055%, due 10/04/26	USD	406,000	424,007
MEG Energy Corp. 6.500%, due 01/15/25[1]	USD	75,000	78,562
Royal Bank of Canada 0.250%, due 06/28/23[3]	EUR	1,500,000	1,695,838
			3,725,811
China—0.1%
Shimao Property Holdings Ltd. 4.750%, due 07/03/22[3]	USD	420,000	428,006
Denmark—0.1%
Orsted A/S (fixed, converts to FRN on 08/24/24), 2.250%, due 11/24/17[3]	EUR	400,000	466,355
France—5.1%
Air Liquide Finance SA 2.250%, due 09/27/23[1,5]	USD	410,000	416,155
BPCE SA 2.700%, due 10/01/29[1]	USD	1,060,000	1,082,342
BPCE SFH SA 0.625%, due 05/29/31[3]	EUR	800,000	943,856
Cie de Saint-Gobain EMTN 5.625%, due 11/15/24[3]	GBP	100,000	159,477
Credit Agricole Home Loan SFH SA EMTN 0.500%, due 04/03/25[3]	EUR	600,000	693,077
0.625%, due 09/11/23[3]	EUR	2,700,000	3,102,371
Credit Agricole SA 3.750%, due 04/24/23[1]	USD	1,440,000	1,518,443
(fixed, converts to FRN on 12/23/25), 8.125%, due 12/23/25[1,4]	USD	280,000	339,730
Dexia Credit Local SA 1.250%, due 11/26/24[3]	EUR	1,700,000	2,023,115
Engie SA 2.875%, due 10/10/22[3]	USD	2,369,000	2,423,442
(fixed, converts to FRN on 06/02/24), 3.875%, due 06/02/24[3,4]	EUR	400,000	494,636
Europcar Mobility Group 4.125%, due 11/15/24[3]	EUR	100,000	104,524
La Financiere Atalian SASU 4.000%, due 05/15/24[3]	EUR	150,000	138,909
Orange SA EMTN (fixed, converts to FRN on 04/01/23), 5.750%, due 04/01/23[3,4]	GBP	300,000	439,552
Orano SA EMTN 4.875%, due 09/23/24	EUR	200,000	256,186
Rexel SA 2.125%, due 06/15/25[3]	EUR	200,000	224,458

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
France—(concluded)
Societe Generale SA (fixed, converts to FRN on 09/29/25), 8.000%, due 09/29/25[1,4]	USD	440,000	$523,050
Societe Generale SA EMTN 5.200%, due 04/15/21[3]	USD	800,000	833,683
SPIE SA 3.125%, due 03/22/24[3]	EUR	200,000	235,950
Total Capital International SA 3.461%, due 07/12/49	USD	200,000	217,628
Total Capital SA EMTN 5.125%, due 03/26/24[3]	EUR	550,000	745,324
TOTAL SA EMTN (fixed, converts to FRN on 04/04/24), 1.750%, due 04/04/24[3,4]	EUR	700,000	802,032
			17,717,940
Germany—0.3%
CeramTec BondCo GmbH 5.250%, due 12/15/25[3]	EUR	150,000	172,373
Nidda BondCo GmbH 5.000%, due 09/30/25[3]	EUR	200,000	224,030
Nidda Healthcare Holding GmbH 3.500%, due 09/30/24[3]	EUR	250,000	280,756
Volkswagen International Finance N.V. (fixed, converts to FRN on 03/20/22), 2.500%, due 03/20/22[3,4]	EUR	400,000	455,265
			1,132,424
Greece—0.4%
Alpha Bank AE EMTN 2.500%, due 02/05/23[3]	EUR	750,000	882,606
National Bank of Greece SA EMTN 2.750%, due 10/19/20[3]	EUR	300,000	338,883
			1,221,489
Hong Kong—0.1%
Hong Kong Red Star Macalline Universal Home Furnishings Ltd. 3.375%, due 09/21/22[3]	USD	500,000	453,125
Ireland—0.2%
AIB Group PLC (fixed, converts to FRN on 10/09/24), 5.250%, due 10/09/24[3,4]	EUR	300,000	366,402
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.750%, due 03/15/24[3]	EUR	200,000	225,066
			591,468
Italy—0.4%
Enel Finance International N.V. EMTN 1.966%, due 01/27/25[3]	EUR	264,000	320,439
Enel SpA (fixed, converts to FRN on 08/24/23), 2.500%, due 11/24/78[3]	EUR	400,000	463,028
	Face amount		Value
Corporate bonds—(continued)
Italy—(concluded)
Intesa Sanpaolo SpA (fixed, converts to FRN on 05/16/24), 6.250%, due 05/16/24[3,4]	EUR	300,000	$372,048
Telecom Italia SpA EMTN 3.000%, due 09/30/25[3]	EUR	300,000	358,021
			1,513,536
Japan—1.7%
Mitsubishi UFJ Financial Group, Inc. 3.218%, due 03/07/22	USD	1,145,000	1,178,681
3.407%, due 03/07/24	USD	320,000	338,390
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	580,000	599,870
Sumitomo Mitsui Banking Corp. EMTN 0.550%, due 11/06/23[3]	EUR	3,200,000	3,642,708
			5,759,649
Jersey—0.2%
Heathrow Funding Ltd. EMTN 1.875%, due 07/12/32[3]	EUR	490,000	607,377
Luxembourg—0.4%
Altice Finco SA 4.750%, due 01/15/28[3]	EUR	200,000	223,851
Altice Luxembourg SA 6.250%, due 02/15/25[3]	EUR	150,000	171,940
Intelsat Jackson Holdings SA 8.000%, due 02/15/24[1]	USD	130,000	133,033
SELP Finance SARL 1.500%, due 11/20/25[3]	EUR	520,000	605,369
SES SA (fixed, converts to FRN on 01/02/22), 4.625%, due 01/02/22[3,4]	EUR	100,000	116,704
			1,250,897
Mexico—0.8%
Petroleos Mexicanos 6.350%, due 02/12/48	USD	365,000	360,930
7.690%, due 01/23/50[3]	USD	1,743,000	1,918,154
7.690%, due 01/23/50[1,5]	USD	513,000	563,582
			2,842,666
Netherlands—2.4%
ABN AMRO Bank N.V. EMTN 6.375%, due 04/27/21[3]	EUR	1,950,000	2,328,677
(fixed, converts to FRN on 06/30/20), 2.875%, due 06/30/25[3]	EUR	1,400,000	1,569,227
EDP Finance BV EMTN 2.000%, due 04/22/25[3]	EUR	910,000	1,105,718
Iberdrola International BV (fixed, converts to FRN on 02/22/23), 1.875%, due 02/22/23[3,4]	EUR	400,000	456,374
ING Groep N.V. EMTN (fixed, converts to FRN on 04/11/23), 3.000%, due 04/11/28	EUR	1,600,000	1,915,799
NIBC Bank N.V. EMTN 1.000%, due 09/11/28[3]	EUR	700,000	840,072

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
Netherlands—(concluded)
Ziggo Bond Co. BV 4.625%, due 01/15/25[3]	EUR	250,000	$282,714
			8,498,581
New Zealand—0.0%†
ASB Finance Ltd. EMTN 0.625%, due 10/18/24[3]	EUR	109,000	125,337
Portugal—0.3%
EDP Finance BV EMTN 1.125%, due 02/12/24[3]	EUR	800,000	926,268
Saudi Arabia—0.5%
KSA Sukuk Ltd. EMTN 2.969%, due 10/29/29[3]	USD	1,730,000	1,773,250
Spain—1.0%
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 03/29/24), 6.000%, due 03/29/24[3,4]	EUR	200,000	249,212
Grifols SA 3.200%, due 05/01/25[3]	EUR	250,000	282,170
Iberdrola International BV EMTN 0.375%, due 09/15/25[3]	EUR	500,000	567,312
PITCH1 5.125%, due 07/20/22	EUR	800,000	1,003,111
Repsol International Finance BV (fixed, converts to FRN on 03/25/25), 4.500%, due 03/25/75[3]	EUR	400,000	506,239
Telefonica Europe BV (fixed, converts to FRN on 03/07/23), 2.625%, due 03/07/23[3,4]	EUR	400,000	455,569
(fixed, converts to FRN on 03/31/24), 5.875%, due 03/31/24[3,4]	EUR	200,000	256,930
			3,320,543
Sweden—0.1%
Verisure Midholding AB 5.750%, due 12/01/23[3]	EUR	250,000	283,886
Switzerland—0.4%
Credit Suisse Group AG (fixed, converts to FRN on 09/12/24), 2.125%, due 09/12/25[3]	GBP	600,000	810,734
(fixed, converts to FRN on 08/21/26), 6.375%, due 08/21/26[1,4]	USD	470,000	521,112
			1,331,846
United Kingdom—4.2%
AstraZeneca PLC 4.375%, due 11/16/45	USD	290,000	357,803
Barclays PLC (fixed, converts to FRN on 03/15/23), 7.250%, due 03/15/23[3,4]	GBP	250,000	364,282
BAT Capital Corp. 3.557%, due 08/15/27	USD	970,000	1,014,855
4.390%, due 08/15/37	USD	195,000	203,784
	Face amount		Value
Corporate bonds—(continued)
United Kingdom—(concluded)
BP Capital Markets PLC EMTN 0.900%, due 07/03/24[3]	EUR	610,000	$704,704
Centrica PLC EMTN 4.375%, due 03/13/29[3]	GBP	200,000	318,186
Eversholt Funding PLC EMTN 6.359%, due 12/02/25[3]	GBP	430,000	703,603
Fiat Chrysler Finance Europe SA GMTN 4.750%, due 07/15/22[3]	EUR	200,000	245,574
GlaxoSmithKline Capital PLC 3.000%, due 06/01/24	USD	365,000	383,582
Heathrow Funding Ltd. EMTN 6.750%, due 12/03/26[3]	GBP	850,000	1,504,641
HSBC Holdings PLC (fixed, converts to FRN on 11/22/22), 3.033%, due 11/22/23[5]	USD	1,200,000	1,232,886
(fixed, converts to FRN on 03/11/24), 3.803%, due 03/11/25	USD	285,000	302,835
Iceland Bondco PLC 4.625%, due 03/15/25[3]	GBP	100,000	108,281
Imperial Brands Finance PLC 3.125%, due 07/26/24[1]	USD	440,000	450,621
Lloyds Bank PLC EMTN 0.125%, due 06/18/26[3]	EUR	2,360,000	2,649,069
0.250%, due 03/25/24[3]	EUR	360,000	406,252
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 05/15/22), 3.498%, due 05/15/23[5]	USD	985,000	1,014,145
(fixed, converts to FRN on 03/22/24), 4.269%, due 03/22/25	USD	380,000	407,836
Santander UK Group Holdings PLC 1.125%, due 09/08/23[3]	EUR	239,000	274,061
Sky Ltd. GMTN 2.250%, due 11/17/25[3]	EUR	510,000	635,146
Synlab Unsecured Bondco PLC 8.250%, due 07/01/23[3]	EUR	100,000	116,084
Tesco Corporate Treasury Services PLC EMTN 2.500%, due 07/01/24[3]	EUR	350,000	424,039
Vodafone Group PLC 4.125%, due 05/30/25[5]	USD	425,000	466,546
5.000%, due 05/30/38	USD	315,000	379,506
			14,668,321
United States—15.9%
AbbVie, Inc. 2.600%, due 11/21/24[1]	USD	695,000	710,281
3.200%, due 11/21/29[1]	USD	610,000	637,180
4.250%, due 11/21/49[1]	USD	240,000	259,410
4.875%, due 11/14/48	USD	165,000	194,424
Alcoa Nederland Holding BV 6.125%, due 05/15/28[1,5]	USD	200,000	210,750
Altria Group, Inc. 4.250%, due 08/09/42	USD	45,000	45,867
American Airlines Pass-Through Trust, Series 2016-2, Class AA, 3.200%, due 06/15/28	USD	640,875	682,881

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
American Axle & Manufacturing, Inc. 6.250%, due 04/01/25[5]	USD	100,000	$102,201
American Tower Corp. 1.375%, due 04/04/25	EUR	650,000	759,354
2.400%, due 03/15/25	USD	490,000	498,101
American Woodmark Corp. 4.875%, due 03/15/26[1]	USD	175,000	180,031
Apple, Inc. 4.650%, due 02/23/46	USD	420,000	547,306
Aramark Services, Inc. 5.000%, due 02/01/28[1]	USD	150,000	157,125
AT&T, Inc. 4.300%, due 12/15/42	USD	305,000	336,461
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 6.375%, due 04/01/24[1]	USD	100,000	103,250
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, due 12/15/27	USD	360,000	380,668
Bank of America Corp. (fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	USD	915,000	943,071
Bank of America Corp. EMTN 2.300%, due 07/25/25[3]	GBP	490,000	676,013
Bank of America Corp. MTN (fixed, converts to FRN on 10/22/24), 2.456%, due 10/22/25	USD	280,000	286,001
(fixed, converts to FRN on 03/15/24), 3.458%, due 03/15/25	USD	365,000	386,289
(fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28	USD	750,000	822,850
Bausch Health Cos., Inc. 7.000%, due 03/15/24[1]	USD	250,000	259,175
Becton Dickinson and Co. 2.894%, due 06/06/22[5]	USD	421,000	430,742
Berkshire Hathaway Energy Co. 4.450%, due 01/15/49	USD	150,000	184,720
Boeing Co./The 3.500%, due 03/01/39	USD	90,000	94,654
Boston Scientific Corp. 4.000%, due 03/01/29	USD	420,000	474,612
4.700%, due 03/01/49	USD	165,000	208,265
BP Capital Markets America, Inc. 3.119%, due 05/04/26	USD	690,000	730,680
3.410%, due 02/11/26	USD	220,000	236,186
Bristol-Myers Squibb Co. 2.900%, due 07/26/24[1,5]	USD	518,000	541,836
3.400%, due 07/26/29[1,5]	USD	310,000	339,955
4.250%, due 10/26/49[1]	USD	165,000	203,791
Burlington Northern Santa Fe LLC 4.150%, due 12/15/48	USD	130,000	156,179
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/27[1]	USD	150,000	156,750
5.750%, due 02/15/26[1]	USD	255,000	267,582
Centene Corp. 4.625%, due 12/15/29[1]	USD	175,000	188,352
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Central Garden & Pet Co. 5.125%, due 02/01/28	USD	200,000	$207,500
Cheniere Energy Partners LP 4.500%, due 10/01/29[1]	USD	175,000	178,062
Citigroup, Inc. (fixed, converts to FRN on 01/29/30), 2.666%, due 01/29/31	USD	240,000	243,101
(fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	USD	3,580,000	3,655,133
(fixed, converts to FRN on 01/24/22), 3.142%, due 01/24/23	USD	345,000	352,874
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[1]	USD	200,000	206,000
Cleveland Electric Illuminating Co./The 3.500%, due 04/01/28[1]	USD	420,000	452,721
Comcast Corp. 2.350%, due 01/15/27	USD	600,000	611,446
3.900%, due 03/01/38	USD	395,000	451,465
3.950%, due 10/15/25	USD	197,000	217,877
3.969%, due 11/01/47	USD	400,000	459,109
4.700%, due 10/15/48	USD	355,000	455,707
CommScope Technologies LLC 6.000%, due 06/15/25[1,5]	USD	150,000	143,157
Constellation Brands, Inc. 4.500%, due 05/09/47	USD	80,000	92,534
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[1,5]	USD	125,000	115,875
Cox Communications, Inc. 3.500%, due 08/15/27[1]	USD	65,000	69,427
CSC Holdings LLC 10.875%, due 10/15/25[1]	USD	200,000	221,540
CSX Corp. 4.250%, due 03/15/29	USD	510,000	587,820
CVS Health Corp. 3.000%, due 08/15/26	USD	150,000	155,613
3.250%, due 08/15/29	USD	210,000	217,842
4.300%, due 03/25/28	USD	390,000	432,685
Dana Financing Luxembourg SARL 6.500%, due 06/01/26[1,5]	USD	100,000	106,000
DISH DBS Corp. 5.875%, due 11/15/24	USD	280,000	283,340
Edison International 2.950%, due 03/15/23	USD	1,060,000	1,086,026
Energizer Holdings, Inc. 5.500%, due 06/15/25[1]	USD	50,000	51,625
Entergy Louisiana LLC 3.120%, due 09/01/27	USD	600,000	640,641
4.950%, due 01/15/45	USD	208,000	225,120
Enterprise Products Operating LLC 2.800%, due 01/31/30[5]	USD	205,000	207,604
Equinix, Inc. 2.875%, due 03/15/24	EUR	150,000	170,816
ESH Hospitality, Inc. 5.250%, due 05/01/25[1]	USD	125,000	128,125

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Exelon Corp. 4.450%, due 04/15/46	USD	240,000	$282,622
5.150%, due 12/01/20	USD	1,300,000	1,325,537
Freeport-McMoRan, Inc. 4.550%, due 11/14/24	USD	100,000	105,500
GE Capital International Funding Co., Unlimited Co. 3.373%, due 11/15/25	USD	410,000	434,605
4.418%, due 11/15/35	USD	615,000	692,734
General Motors Co. 5.150%, due 04/01/38	USD	155,000	165,137
General Motors Financial Co., Inc. 5.650%, due 01/17/29	USD	435,000	502,397
Goldman Sachs Group, Inc./The (fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22	USD	1,520,000	1,547,071
(fixed, converts to FRN on 06/05/22), 2.908%, due 06/05/23	USD	185,000	189,092
3.500%, due 11/16/26	USD	605,000	645,529
5.150%, due 05/22/45	USD	310,000	401,425
Goldman Sachs Group, Inc./The EMTN 1.625%, due 07/27/26[3]	EUR	600,000	716,569
4.250%, due 01/29/26[3]	GBP	440,000	664,991
HCA, Inc. 5.375%, due 02/01/25	USD	265,000	296,164
5.625%, due 09/01/28	USD	100,000	115,630
Hertz Corp./The 7.625%, due 06/01/22[1]	USD	14,000	14,438
Huntsman International LLC 4.250%, due 04/01/25	EUR	200,000	252,917
Indiana Michigan Power Co. 4.250%, due 08/15/48	USD	115,000	139,298
Infor U.S., Inc. 6.500%, due 05/15/22	USD	125,000	125,493
International Game Technology PLC 4.750%, due 02/15/23[3]	EUR	150,000	179,475
IQVIA, Inc. 3.250%, due 03/15/25[3]	EUR	200,000	225,137
Keurig Dr Pepper, Inc. 2.550%, due 09/15/26	USD	169,000	171,765
3.430%, due 06/15/27	USD	455,000	485,601
Kroger Co./The 3.875%, due 10/15/46	USD	290,000	294,727
Lowe's Cos., Inc. 4.050%, due 05/03/47	USD	192,000	214,225
Magellan Midstream Partners LP 4.200%, due 03/15/45	USD	360,000	374,766
Medtronic Global Holdings SCA 1.000%, due 07/02/31	EUR	200,000	234,008
1.125%, due 03/07/27	EUR	430,000	507,845
MGM Resorts International 4.625%, due 09/01/26	USD	245,000	257,031
Microsoft Corp. 3.750%, due 02/12/45	USD	365,000	427,866
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Morgan Stanley (fixed, converts to FRN on 04/24/23), 3.737%, due 04/24/24	USD	990,000	$1,044,759
Morgan Stanley GMTN 1.875%, due 04/27/27	EUR	1,020,000	1,246,924
(fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31	USD	155,000	157,666
Morgan Stanley MTN (fixed, converts to FRN on 07/22/24), 2.720%, due 07/22/25	USD	170,000	174,907
MPLX LP 4.500%, due 04/15/38	USD	130,000	134,539
National Rural Utilities Cooperative Finance Corp. 4.300%, due 03/15/49	USD	60,000	75,477
Netflix, Inc. 4.875%, due 04/15/28	USD	100,000	107,000
Newell Brands, Inc. 4.200%, due 04/01/26[6]	USD	200,000	208,977
NextEra Energy Capital Holdings, Inc. 2.900%, due 04/01/22	USD	549,000	561,962
3.150%, due 04/01/24	USD	120,000	125,953
NiSource, Inc. 2.950%, due 09/01/29	USD	340,000	350,065
Noble Energy, Inc. 3.900%, due 11/15/24[5]	USD	171,000	182,575
5.250%, due 11/15/43	USD	195,000	217,006
Norfolk Southern Corp. 3.942%, due 11/01/47	USD	305,000	343,497
Oasis Petroleum, Inc. 6.875%, due 01/15/23	USD	60,000	56,756
Occidental Petroleum Corp. 3.500%, due 08/15/29	USD	179,000	184,820
Oracle Corp. 4.000%, due 07/15/46	USD	165,000	191,940
Pfizer, Inc. 3.450%, due 03/15/29	USD	70,000	77,199
4.000%, due 03/15/49	USD	95,000	114,122
Philip Morris International, Inc. 4.125%, due 03/04/43	USD	385,000	434,646
Post Holdings, Inc. 5.750%, due 03/01/27[1]	USD	125,000	131,875
Rockwell Collins, Inc. 3.500%, due 03/15/27	USD	640,000	697,953
Schlumberger Holdings Corp. 3.750%, due 05/01/24[1]	USD	190,000	202,557
3.900%, due 05/17/28[1]	USD	585,000	631,084
Sensata Technologies UK Financing Co. PLC 6.250%, due 02/15/26[1]	USD	200,000	210,030
Shire Acquisitions Investments Ireland DAC 3.200%, due 09/23/26	USD	630,000	663,058
Sierra Pacific Power Co. 2.600%, due 05/01/26	USD	325,000	336,304
Silgan Holdings, Inc. 3.250%, due 03/15/25	EUR	200,000	224,686

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount		Value
Corporate bonds—(concluded)
United States—(concluded)
Sirius XM Radio, Inc. 5.000%, due 08/01/27[1]	USD	200,000	$210,000
Southwestern Electric Power Co., Series J, 3.900%, due 04/01/45	USD	55,000	60,366
Spectra Energy Partners LP 4.500%, due 03/15/45	USD	165,000	187,960
Sprint Corp. 7.625%, due 02/15/25	USD	300,000	312,297
SPX FLOW, Inc. 5.875%, due 08/15/26[1,5]	USD	100,000	105,750
Sunoco Logistics Partners Operations LP 5.350%, due 05/15/45	USD	360,000	382,685
T-Mobile USA, Inc. 6.500%, due 01/15/26	USD	175,000	186,629
Tenet Healthcare Corp. 5.125%, due 11/01/27[1]	USD	200,000	210,500
8.125%, due 04/01/22	USD	100,000	109,254
Union Electric Co. 3.500%, due 03/15/29	USD	55,000	60,901
Union Pacific Corp. 3.150%, due 03/01/24	USD	220,000	231,308
United Rentals North America, Inc. 5.500%, due 05/15/27[5]	USD	175,000	185,902
United Technologies Corp. 3.950%, due 08/16/25	USD	160,000	176,766
4.125%, due 11/16/28	USD	260,000	299,362
4.450%, due 11/16/38	USD	165,000	203,339
UnitedHealth Group, Inc. 3.500%, due 08/15/39	USD	80,000	86,169
Verizon Communications, Inc. 4.016%, due 12/03/29	USD	200,000	227,399
4.329%, due 09/21/28	USD	1,295,000	1,498,593
VICI Properties 1 LLC/VICI FC, Inc. 8.000%, due 10/15/23	USD	127,118	137,262
Welbilt, Inc. 9.500%, due 02/15/24	USD	200,000	210,500
Wells Fargo & Co. EMTN 1.375%, due 10/26/26[3]	EUR	600,000	710,051
Wells Fargo & Co. MTN 3.750%, due 01/24/24	USD	130,000	138,887
4.150%, due 01/24/29	USD	130,000	147,892
Wells Fargo Bank N.A. (fixed, converts to FRN on 07/23/20), 3.325%, due 07/23/21	USD	2,100,000	2,115,213
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[1]	USD	100,000	104,250
Zayo Group LLC/Zayo Capital, Inc. 6.375%, due 05/15/25	USD	100,000	102,200
			55,299,145
Total Corporate bonds (cost—$129,310,030)			135,564,959
	Face amount		Value
Mortgage-backed securities—4.3%
Spain—0.6%
Bankinter 10 FTA, Series 10, Class A2, 3 mo. Euribor + 0.160%, 0.000%, due 06/21/43[2,3]	EUR	1,169,056	$1,292,909
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2, Class A, 3 mo. Euribor + 0.150%, 0.000%, due 01/18/49[2,3]	EUR	866,648	951,217
			2,244,126
United Kingdom—1.8%
Finsbury Square PLC, Series 2020-1A, Class A, 1.000%, due 03/16/70[1,7]	GBP	480,000	633,840
Gosforth Funding PLC, Series 2018-1A, Class A1, 3 mo. USD LIBOR + 0.450%, 2.360%, due 08/25/60[1,2]	USD	581,814	582,001
Holmes Master Issuer PLC, Series 2018-1A, Class A2, 3 mo. USD LIBOR + 0.360%, 2.191%, due 10/15/54[1,2]	USD	401,143	401,195
Lanark Master Issuer PLC, Series 2018-1A,Class 1A, 3 mo. USD LIBOR + 0.420%, 2.319%, due 12/22/69[1,2]	USD	678,900	677,334
Series 2020-1A, Class 2A, 3 mo. SONIA + 0.570%, 2.333%, due 12/22/69[1,2]	GBP	615,000	813,556
Permanent Master Issuer PLC, Series 2018-1A, Class 1A1, 3 mo. USD LIBOR + 0.380%, 2.211%, due 07/15/58[1,2]	USD	850,500	850,770
Silverstone Master Issuer PLC, Series 2018-1A, Class 1A, 3 mo. USD LIBOR + 0.390%, 2.209%, due 01/21/70[1,2]	USD	806,000	804,871
Series 2019-1A, Class 1A, 3 mo. USD LIBOR + 0.570%, 2.389%, due 01/21/70[1,2]	USD	344,000	344,585
Series 2020-1A, Class 1A, 1.181%, due 01/21/70[1,7]	GBP	900,000	1,188,450
			6,296,602
United States—1.9%
Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.466%, due 12/25/59[1,8]	USD	534,494	536,098
BX Commercial Mortgage Trust, Series 2020-BXLP, Class A, 1 mo. USD LIBOR + 0.800%, 2.550%, due 12/15/29[1,2,7]	USD	1,055,000	1,055,659

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4, 3.712%, due 04/14/50	USD	807,500	$893,782
GRACE Mortgage Trust, Series 2014-GRCE,Class A, 3.369%, due 06/10/28[1]	USD	2,550,000	2,581,712
GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, due 02/13/53	USD	559,000	591,165
Verus Securitization Trust, Series 2020-1, Class A1, 2.417%, due 01/25/60[1,8]	USD	843,158	844,614
			6,503,030
Total Mortgage-backed securities (cost—$14,897,789)			15,043,758
Non-U.S. government agency obligations—41.2%
Australia—0.7%
Australia Government Bond 3.000%, due 03/21/47[3]	AUD	450,000	398,293
New South Wales Treasury Corp. 3.000%, due 02/20/30[3]	AUD	1,300,000	1,000,397
Queensland Treasury Corp. 1.750%, due 08/21/31[1,3]	AUD	1,540,000	1,048,375
			2,447,065
Bahrain—0.1%
Bahrain Government International Bond 6.750%, due 09/20/29[3]	USD	300,000	348,828
			348,828
Bermuda—0.3%
Bermuda Government International Bond 4.750%, due 02/15/29[1,5]	USD	910,000	1,046,500
			1,046,500
Canada—2.8%
Canadian Government Bond 5.000%, due 06/01/37	CAD	380,000	446,174
5.750%, due 06/01/33	CAD	910,000	1,057,083
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	879,916
Province of British Columbia Canada 2.800%, due 06/18/48	CAD	300,000	258,595
Province of Ontario Canada 2.400%, due 06/02/26	CAD	4,050,000	3,170,929
2.700%, due 06/02/29	CAD	1,672,000	1,347,240
Province of Quebec Canada 2.300%, due 09/01/29	CAD	1,754,000	1,372,239
5.000%, due 12/01/41	CAD	1,100,000	1,231,054
			9,763,230
China—2.3%
China Government Bond 3.160%, due 06/27/23[3]	CNY	4,500,000	655,763
3.380%, due 11/21/24[3]	CNY	8,000,000	1,182,499
	Face amount		Value
Non-U.S. government agency obligations—(continued)
China—(concluded)
3.480%, due 06/29/27[3]	CNY	13,000,000	$1,944,729
4.100%, due 12/04/22[3]	CNY	2,000,000	298,633
4.290%, due 05/22/29[3]	CNY	17,000,000	2,771,908
4.500%, due 05/22/34[3]	CNY	6,000,000	987,316
			7,840,848
Colombia—0.1%
Colombia Government International Bond 5.000%, due 06/15/45	USD	216,000	261,698
			261,698
Cyprus—0.7%
Cyprus Government International Bond EMTN 4.250%, due 11/04/25[3]	EUR	1,753,000	2,400,265
			2,400,265
Denmark—0.5%
Denmark Government Bond 1.500%, due 11/15/23	DKK	10,250,000	1,648,273
			1,648,273
Egypt—0.4%
Egypt Government International Bond 8.500%, due 01/31/47[3]	USD	630,000	720,366
Egypt Government International Bond EMTN 7.600%, due 03/01/29[3]	USD	630,000	705,009
			1,425,375
France—1.4%
French Republic Government Bond OAT 4.000%, due 04/25/55[3]	EUR	430,000	977,303
4.750%, due 04/25/35[3]	EUR	2,030,000	3,838,812
			4,816,115
Greece—0.9%
Hellenic Republic Government Bond 1.875%, due 07/23/26[1,3]	EUR	619,000	735,001
1.875%, due 02/04/35[1,3,7]	EUR	1,200,000	1,349,891
3.875%, due 03/12/29[1,3]	EUR	838,000	1,145,465
			3,230,357
Hungary—0.1%
Hungary Government International Bond 5.375%, due 03/25/24	USD	234,000	266,468
			266,468
Indonesia—1.0%
Indonesia Government International Bond 1.400%, due 10/30/31	EUR	323,000	358,223
Indonesia Government International Bond EMTN 3.375%, due 04/15/23[3]	USD	1,950,000	2,017,641
Indonesia Treasury Bond 7.000%, due 05/15/27	IDR	16,042,000,000	1,193,017
			3,568,881

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount		Value
Non-U.S. government agency obligations—(continued)
Italy—9.4%
Italy Buoni Poliennali Del Tesoro 0.950%, due 03/01/23	EUR	4,320,000	$4,928,014
1.750%, due 07/01/24[3]	EUR	4,180,000	4,943,738
2.000%, due 02/01/28[3]	EUR	1,770,000	2,164,254
2.050%, due 08/01/27	EUR	1,440,000	1,761,072
3.000%, due 08/01/29[3]	EUR	9,160,000	12,157,148
3.450%, due 03/01/48[1,3]	EUR	510,000	758,116
3.850%, due 09/01/49[1,3]	EUR	572,000	905,887
5.000%, due 09/01/40[1,3]	EUR	1,100,000	1,910,580
Republic of Italy Government International Bond 2.375%, due 10/17/24	USD	2,990,000	2,981,326
			32,510,135
Japan—8.6%
Japan Government Five Year Bond 0.100%, due 06/20/24	JPY	184,400,000	1,721,844
Japan Government Forty Year Bond 2.200%, due 03/20/51	JPY	379,700,000	5,374,706
Japan Government Ten Year Bond 0.100%, due 06/20/28	JPY	313,600,000	2,947,299
Japan Government Thirty Year Bond 1.700%, due 06/20/44	JPY	128,500,000	1,575,134
2.300%, due 12/20/36	JPY	269,400,000	3,369,843
Japan Government Twenty Year Bond 0.700%, due 03/20/37	JPY	294,150,000	2,958,440
2.200%, due 09/20/26	JPY	1,093,750,000	11,689,917
			29,637,183
Luxembourg—1.1%
European Financial Stability Facility EMTN 0.400%, due 05/31/26[3]	EUR	3,290,000	3,822,272
			3,822,272
Malaysia—0.3%
Malaysia Government Bond 4.160%, due 07/15/21	MYR	4,100,000	1,019,200
			1,019,200
Mexico—1.1%
Mexican Bonos 5.750%, due 03/05/26	MXN	28,950,000	1,468,389
Mexico Government International Bond 4.125%, due 01/21/26	USD	1,180,000	1,285,094
4.600%, due 02/10/48	USD	790,000	898,872
			3,652,355
Oman—0.5%
Oman Government International Bond 4.750%, due 06/15/26[3]	USD	300,000	303,750
6.750%, due 01/17/48[3]	USD	1,570,000	1,565,584
			1,869,334
	Face amount		Value
Non-U.S. government agency obligations—(continued)
Poland—0.5%
Republic of Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	$1,099,042
Republic of Poland Government International Bond EMTN 1.500%, due 09/09/25[3]	EUR	500,000	605,447
			1,704,489
Portugal—0.7%
Portugal Obrigacoes do Tesouro OT 1.950%, due 06/15/29[1,3]	EUR	1,650,000	2,134,447
2.250%, due 04/18/34[1,3]	EUR	300,000	410,969
			2,545,416
Qatar—0.1%
Qatar Government International Bond 4.817%, due 03/14/49[1]	USD	300,000	382,125
			382,125
Russia—0.1%
Russian Federal Bond—OFZ 8.150%, due 02/03/27	RUB	26,050,000	456,797
			456,797
Saudi Arabia—0.5%
Saudi Government International Bond 0.750%, due 07/09/27[1]	EUR	610,000	700,259
Saudi Government International Bond EMTN 3.625%, due 03/04/28[3]	USD	400,000	430,375
4.500%, due 10/26/46[3]	USD	600,000	685,500
			1,816,134
Slovenia—0.2%
Slovenia Government International Bond 5.250%, due 02/18/24[3]	USD	510,000	575,663
			575,663
South Korea—2.4%
Korea Housing Finance Corp. 0.010%, due 02/05/25[1,7]	EUR	1,590,000	1,771,324
0.100%, due 06/18/24[1]	EUR	724,000	808,813
0.750%, due 10/30/23[1]	EUR	317,000	363,248
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	5,350,165
			8,293,550
Spain—1.0%
Spain Government Bond 0.600%, due 10/31/29[1,3]	EUR	1,275,000	1,465,155
2.700%, due 10/31/48[1,3]	EUR	118,000	181,039
4.900%, due 07/30/40[1,3]	EUR	950,000	1,860,536
			3,506,730
Supranationals—1.2%
European Investment Bank EMTN 0.875%, due 09/13/24[3]	EUR	2,600,000	3,061,056
European Stability Mechanism EMTN 1.125%, due 05/03/32[3]	EUR	500,000	634,987

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount		Value
Non-U.S. government agency obligations—(concluded)
Supranationals—(concluded)
European Union EMTN 3.375%, due 04/04/32[3]	EUR	200,000	$313,577
			4,009,620
Turkey—0.5%
Turkey Government International Bond 5.750%, due 05/11/47	USD	980,000	947,231
7.625%, due 04/26/29	USD	790,000	918,375
			1,865,606
United Arab Emirates—0.5%
Abu Dhabi Government International Bond 3.125%, due 10/11/27[1]	USD	1,100,000	1,167,375
4.125%, due 10/11/47[3]	USD	450,000	535,219
			1,702,594
United Kingdom—1.2%
United Kingdom Gilt 3.250%, due 01/22/44[3]	GBP	2,180,000	4,239,907
			4,239,907
Total Non-U.S. government agency obligations (cost—$138,445,766)			142,673,013
U.S. government agency obligations—11.4%
United States—11.4%
GNMA II TBA 3.000%	USD	5,671,000	5,831,072
3.500%	USD	3,869,000	3,991,115
UMBS TBA 2.500%	USD	5,929,000	6,034,379
3.000%	USD	10,670,000	10,923,592
3.500%	USD	12,381,000	12,781,448
Total U.S. government agency obligations (cost—$39,321,353)			39,561,606
	Face amount		Value
U.S. treasury obligations—4.2%
United States—4.2%
U.S. Treasury Inflation Index Notes (TIPS) 0.875%, due 01/15/29	USD	1,049,210	$1,144,644
U.S. Treasury Inflation Indexed Bonds (TIPS) 1.000%, due 02/15/48	USD	5,921,395	7,089,947
U.S. Treasury Notes 2.375%, due 02/29/24	USD	2,254,400	2,348,627
2.375%, due 05/15/29	USD	3,813,000	4,101,805
Total U.S. treasury obligations (cost—$13,870,265)			14,685,023
	Number of shares
Short-term investments—9.3%
Investment companies—9.3%
State Street Institutional U.S. Government Money Market Fund (cost—$32,062,972)		32,062,972	32,062,972
Investment of cash collateral from securities loaned—1.4%
Money market funds—1.4%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$4,891,273)		4,891,273	4,891,273
Total investments (cost—$376,549,448)—112.0%			388,231,745
Liabilities in excess of other assets—(12.0)%			(41,479,210)
Net assets—100.0%			$346,752,535

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
64	AUD	Australian Bond 10 Year Futures	March 2020	$6,248,558	$6,335,714	$87,156
22	CAD	Canada Government Bond 10 Year Futures	March 2020	2,362,285	2,363,413	1,128
28	EUR	German Euro Buxl 30 Year Futures	March 2020	6,265,587	6,549,159	283,572
14	EUR	Italian Government Bond Futures	March 2020	2,205,971	2,298,416	92,445
16	JYP	Japan Government Bond 10 Year Futures	March 2020	22,511,895	22,571,732	59,837
20	EUR	Mid-Term Euro-OAT Futures	March 2020	3,635,275	3,709,105	73,830
73	GBP	United Kingdom Long Gilt Bond Futures	March 2020	12,841,975	13,007,742	165,767

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. treasury futures buy contracts:
83	USD	U.S. Treasury Note 2 Year Futures	March 2020	$17,883,428	$17,957,828	$74,400
49	USD	U.S. Treasury Note 5 Year Futures	March 2020	5,841,440	5,895,695	54,255
Total				$79,796,414	$80,688,804	$892,390
Interest rate futures sell contracts:
30	EUR	German Euro BOBL Futures	March 2020	$(4,459,065)	$(4,490,320)	$(31,255)
92	EUR	German Euro Bund Futures	March 2020	(17,648,571)	(17,859,778)	(211,207)
U.S. treasury futures sell contracts:
5	USD	U.S. Long Bond Futures	March 2020	$(783,895)	$(817,656)	$(33,761)
55	USD	U.S. Treasury Note 10 Year Futures	March 2020	(7,103,473)	(7,241,094)	(137,621)
18	USD	U.S. Ultra Long Treasury Bond Futures	March 2020	(3,304,740)	(3,486,375)	(181,635)
92	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2020	(13,061,720)	(13,400,375)	(338,655)
Total				$(46,361,464)	$(47,295,598)	$(934,134)
Net unrealized appreciation (depreciation)						$(41,744)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	CHF	6,165,739	USD	6,390,160	02/26/20	$(20,925)
BB	EUR	1,553,592	SEK	16,369,638	02/26/20	(23,149)
BB	EUR	776,229	TRY	5,141,588	02/26/20	(7,464)
BB	NOK	7,691,757	USD	864,144	02/26/20	27,827
BB	USD	2,939,184	MXN	55,747,671	02/26/20	1,968
BB	USD	431,173	MXN	8,121,925	02/26/20	(2,674)
BB	USD	419,900	ZAR	6,097,815	02/26/20	(14,792)
BNP	CAD	571,573	CHF	417,776	02/26/20	2,520
BNP	CAD	1,140,015	EUR	783,195	02/26/20	8,376
BNP	CAD	573,404	USD	433,336	02/26/20	72
BNP	CHF	921,767	EUR	860,986	02/26/20	(2,286)
BNP	CNY	11,972,481	USD	1,713,870	02/26/20	(12,668)
BNP	EUR	777,251	NOK	7,741,309	02/26/20	(21,465)
BNP	EUR	779,000	PLN	3,312,721	02/26/20	(10,024)
BNP	EUR	4,714,444	SEK	50,053,066	02/26/20	(30,872)
BNP	EUR	392,540	USD	435,575	02/26/20	(357)
BNP	JPY	94,860,776	NOK	7,837,855	02/26/20	(24,278)
BNP	JPY	24,495,429	USD	225,124	02/26/20	(1,206)
BNP	MXN	32,935,057	USD	1,735,684	02/26/20	(1,913)
BNP	NOK	31,053,140	USD	3,493,601	02/26/20	117,226
BNP	NZD	20,975,149	USD	13,899,980	02/26/20	338,023
BNP	PLN	3,275,625	EUR	774,389	02/26/20	14,479

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	PLN	5,067,873	USD	1,308,294	02/26/20	$162
BNP	TRY	7,797,107	USD	1,301,970	02/26/20	6,032
BNP	USD	431,665	AUD	640,154	02/26/20	(2,979)
BNP	USD	2,934,900	CNY	20,229,739	02/26/20	(17,593)
BNP	USD	2,602,676	EUR	2,355,241	02/26/20	12,918
BNP	USD	1,406,250	JPY	152,778,650	02/26/20	5,371
BNP	USD	862,997	NOK	7,763,049	02/26/20	(18,929)
BNP	USD	395,936	NZD	598,337	02/26/20	(9,068)
BNP	USD	1,696,603	PLN	6,438,410	02/26/20	(34,705)
BNP	USD	2,692,902	SEK	25,435,316	02/26/20	(48,037)
BNP	USD	592,824	SEK	5,712,606	02/26/20	1,195
BNP	USD	2,110,145	THB	63,984,819	02/26/20	(56,505)
BNP	ZAR	18,930,206	USD	1,295,534	02/26/20	37,905
BOA	EUR	186,541	USD	208,462	02/26/20	1,300
BOA	USD	2,337,201	AUD	3,387,072	02/26/20	(69,012)
BOA	USD	3,218,240	EUR	2,868,816	02/26/20	(32,301)
BOA	USD	1,477,007	EUR	1,337,376	02/26/20	8,205
CITI	AUD	642,085	CHF	416,902	02/26/20	3,512
CITI	AUD	7,507,685	EUR	4,646,334	02/26/20	132,345
CITI	AUD	7,510,020	NZD	7,774,298	02/26/20	(2,519)
CITI	CAD	570,342	EUR	391,598	02/26/20	3,935
CITI	CAD	567,784	JPY	47,305,527	02/26/20	8,069
CITI	CAD	569,060	NZD	655,297	02/26/20	(6,285)
CITI	CAD	1,630,305	USD	1,247,064	02/26/20	15,206
CITI	CAD	573,389	USD	433,000	02/26/20	(252)
CITI	EUR	1,566,390	CHF	1,677,518	02/26/20	4,728
CITI	EUR	1,165,070	RON	5,588,983	02/26/20	2,558
CITI	EUR	14,539,506	USD	16,228,547	02/26/20	81,819
CITI	EUR	168,004	USD	185,523	02/26/20	(1,052)
CITI	HUF	259,332,809	EUR	776,229	02/26/20	8,817
CITI	JPY	189,035,348	AUD	2,516,211	02/26/20	(61,612)
CITI	THB	26,209,228	USD	858,193	02/26/20	16,989
CITI	USD	319,112	CZK	7,222,490	02/26/20	(1,540)
CITI	USD	5,991,399	GBP	4,570,917	02/26/20	48,024
CITI	USD	1,302,197	TRY	7,746,012	02/26/20	(14,751)
GSI	AUD	1,296,211	EUR	785,080	02/26/20	3,843
GSI	AUD	2,501,086	JPY	189,563,302	02/26/20	76,619
GSI	AUD	7,503,258	NZD	7,804,363	02/26/20	21,449
GSI	CAD	567,271	AUD	630,796	02/26/20	(6,211)
GSI	CAD	567,784	SEK	4,120,828	02/26/20	(517)
GSI	CHF	533,348	EUR	493,242	02/26/20	(6,806)
GSI	CHF	4,310,753	JPY	491,012,877	02/26/20	54,500
GSI	CHF	1,715,449	USD	1,776,738	02/26/20	(6,972)
GSI	DKK	5,660,941	USD	844,618	02/26/20	3,192

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	EUR	5,417,602	AUD	8,773,183	02/26/20	$(141,415)
GSI	EUR	2,357,696	GBP	1,996,202	02/26/20	19,205
GSI	EUR	3,197,000	SEK	33,752,967	02/26/20	(40,635)
GSI	EUR	7,038,441	USD	7,784,642	02/26/20	(31,840)
GSI	GBP	371,088	AUD	704,393	02/26/20	(18,604)
GSI	GBP	4,217,374	CAD	7,214,370	02/26/20	(121,119)
GSI	GBP	3,959,310	EUR	4,643,970	02/26/20	(74,000)
GSI	GBP	1,053,266	NOK	12,426,947	02/26/20	(40,482)
GSI	GBP	343,329	NZD	675,822	02/26/20	(16,662)
GSI	JPY	203,827,526	AUD	2,720,323	02/26/20	(61,601)
GSI	JPY	189,107,809	CHF	1,670,245	02/26/20	(10,582)
GSI	JPY	227,780,377	NZD	3,219,397	02/26/20	(23,037)
GSI	JPY	188,844,867	USD	1,725,995	02/26/20	(18,865)
GSI	MXN	16,345,048	USD	864,719	02/26/20	2,382
GSI	NOK	7,805,050	SEK	8,309,654	02/26/20	15,436
GSI	NZD	765,882	AUD	738,484	02/26/20	(664)
GSI	RON	5,747,415	USD	1,335,528	02/26/20	2,361
GSI	SEK	50,226,193	EUR	4,722,420	02/26/20	21,726
GSI	TRY	5,139,145	USD	865,752	02/26/20	11,587
GSI	USD	1,913,997	AUD	2,797,484	02/26/20	(40,631)
GSI	USD	2,596,126	CAD	3,376,866	02/26/20	(44,567)
GSI	USD	3,899,893	EUR	3,525,532	02/26/20	15,358
GSI	USD	1,108,318	HUF	331,460,372	02/26/20	(17,797)
GSI	USD	5,623,956	JPY	613,908,829	02/26/20	48,345
GSI	USD	1,550,198	NOK	13,968,708	02/26/20	(31,395)
GSI	USD	292,104	SEK	2,764,856	02/26/20	(4,603)
GSI	USD	671,334	SGD	904,679	02/26/20	(8,359)
HSBC	AUD	7,751,871	JPY	563,657,160	02/26/20	16,868
HSBC	AUD	2,529,211	USD	1,705,991	02/26/20	12,277
HSBC	CNY	24,123,663	USD	3,443,976	02/26/20	(34,870)
HSBC	EUR	11,675,505	GBP	9,939,129	02/26/20	166,152
HSBC	EUR	3,132,781	JPY	376,271,110	02/26/20	(2,472)
HSBC	GBP	3,989,393	EUR	4,652,167	02/26/20	(104,646)
HSBC	NZD	2,613,614	USD	1,705,605	02/26/20	15,714
HSBC	USD	534,595	ILS	1,850,463	02/26/20	2,127
RBC	AUD	2,568,340	USD	1,728,328	02/26/20	8,411
RBC	USD	2,596,271	EUR	2,349,586	02/26/20	13,042
SSC	EUR	1,166,596	SEK	12,305,893	02/26/20	(15,938)
SSC	EUR	3,763,498	USD	4,190,185	02/26/20	10,663
SSC	GBP	2,109,298	USD	2,746,728	02/26/20	(40,227)
SSC	USD	8,350,286	AUD	12,095,059	02/26/20	(250,698)
SSC	USD	21,558,053	JPY	2,365,570,364	02/26/20	298,984
TD	CAD	6,807,360	CHF	4,999,393	02/26/20	54,688
TD	CAD	10,152,865	EUR	6,994,379	02/26/20	96,047

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
TD	CAD	1,138,463	USD	863,473	02/26/20	$3,250
TD	EUR	6,994,379	CAD	10,185,061	02/26/20	(71,720)
TD	EUR	409,224	USD	451,707	02/26/20	(2,754)
TD	GBP	347,977	USD	452,145	02/26/20	(7,626)
TD	USD	2,591,275	CAD	3,391,965	02/26/20	(28,306)
Net unrealized appreciation (depreciation)						$25,973

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$3,749,141	$—	$3,749,141
Corporate bonds	—	135,564,959	—	135,564,959
Mortgage-backed securities	—	15,043,758	—	15,043,758
Non-U.S. government agency obligations	—	142,673,013	—	142,673,013
U.S. government agency obligations	—	39,561,606	—	39,561,606
U.S. treasury obligations	—	14,685,023	—	14,685,023
Short-term investments	—	32,062,972	—	32,062,972
Investment of cash collateral from securities loaned	—	4,891,273	—	4,891,273
Futures contracts	892,390	—	—	892,390
Forward foreign currency contracts	—	1,903,807	—	1,903,807
Total	$892,390	$390,135,552	$—	$391,027,942
Liabilities
Futures contracts	$(934,134)	$—	$—	$(934,134)
Forward foreign currency contracts	—	(1,877,834)	—	(1,877,834)
Total	$(934,134)	$(1,877,834)	$—	$(2,811,968)

At January 31, 2020, there were no transfers in or out of Level 3.

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2020 (unaudited)

Portfolio footnotes

†  Amount represents less than 0.05%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $50,375,436, represented 14.5% of the Fund's net assets at period end.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Perpetual investment. Date shown reflects the next call date.

5  Security, or portion thereof, was on loan at the period end.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

8  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 3.46% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofA Global High Yield Index (hedged in USD) (the "benchmark") returned 3.87%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 134. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor performed largely in line with the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio performed largely in line with its benchmark during the reporting period. Positive security selection and underweights in the steel producers, support-services, auto parts & equipment, and specialty retail sectors contributed the most towards performance . Additionally, an overweight to the building & construction sector was additive for returns. Conversely, the Portfolio's performance was hurt the most by underweights and security selection in the cable & satellite TV, health facilities, and telecom—wireline integrated & services sectors.

From a ratings perspective, an underweight and positive security selection in BB-rated issuers was the biggest contributor to relative performance. Certain distressed credits in the Portfolio were the largest detractors from results.

We continue to believe that growth around the world is stable-to-improving. While the coronavirus will certainly have a negative impact on growth in the first half of 2020, we anticipate a rebound once that overhang abates. We continue to be cognizant of valuations, particularly in the BB-rated part of the market where absolute yields are at all-time lows.

Currency forwards were used during the reporting period to hedge the Portfolio's currency exposure into US dollars. The use of currency forwards had no meaningful impact on performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven

by credit research and a team effort to generate alpha in

high yield.

PACE High Yield Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.33%	8.41%	5.59%	6.33%
Class Y2	3.45	8.53	5.82	6.59
Class P3	3.46	8.56	5.76	6.54
After deducting maximum sales charge
Class A1	(0.56)	4.36	4.79	5.92
ICE BofAML Global High Yield Index (Hedged in USD)[4]	3.87	10.55	6.67	7.78

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.49%	12.23%	5.40%	6.54%
Class Y2	3.61	12.45	5.63	6.80
Class P3	3.62	12.37	5.57	6.75
After deducting maximum sales charge
Class A1	(0.40)	8.00	4.59	6.14

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.23% and 1.06%; Class Y—0.92% and 0.88%; and Class P—1.09% and 0.91% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class Y—0.88%; and Class P—0.91% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofAML Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, British pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Securities must have at least 18 months before final maturity at the time of issuance and have at least one year remaining to final maturity. Callable perpetuals, original issue zero-coupon bonds, eurodollar bonds and 144A securities (with and without registration rights), as well as pay-in-kind securitiies, are included in the index. Contingent capital securities ("cocos") are excluded from the index, but capital securities where conversion can be mandated by a regulatory authority but with no specific trigger are included. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE High Yield Investments

Portfolio statistics—January 31, 2020 (unaudited)

Characteristics
Weighted average duration	3.09 yrs.
Weighted average maturity	5.65 yrs.
Average coupon	6.30%
Top ten holdings[1]	Precentage of net assets
Petrobras Global Finance BV, 8.750% due 05/23/26	0.7%
Telecom Argentina SA, 6.500% due 06/15/21	0.5
Bausch Health Cos., Inc., 9.000% due 12/15/25	0.5
HCA, Inc., 7.500% due 02/15/22	0.5
Grupo Unicomer Co. Ltd., 7.875% due 04/01/24	0.5
KazMunayGas National Co. JSC, 4.400% due 04/30/23	0.5
Russian Foreign Bond, 4.875% due 09/16/23	0.4
Petrobras Global Finance BV, 6.900% due 03/19/49	0.4
Sprint Capital Corp., 8.750% due 03/15/32	0.4
Export Credit Bank of Turkey, 5.375% due 10/24/23	0.4
Total	4.8%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	52.6%
China	3.6
Luxembourg	3.5
United Kingdom	3.0
Canada	3.0
Total	65.7%
Credit rating[2]	Percentage of net assets
BBB and higher	4.3%
BB	38.9
B	33.0
CCC & below	10.3
Not rated	11.0
Cash equivalents and liabilities in excess of other assets	2.5
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—93.1%
Advertising—0.5%
Lamar Media Corp. 3.750%, due 02/15/28[2,3]		25,000	$25,167
4.000%, due 02/15/30[2,3]		100,000	100,750
5.750%, due 02/01/26		50,000	52,690
National CineMedia LLC 5.750%, due 08/15/26		25,000	24,688
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.000%, due 08/15/27[2]		250,000	261,850
Summer BC Holdco A SARL 9.250%, due 10/31/27[4]	EUR	925,000	1,061,889
			1,527,034
Aerospace & defense—1.6%
Arconic, Inc. 5.125%, due 10/01/24		100,000	107,977
5.900%, due 02/01/27		50,000	56,679
5.950%, due 02/01/37		550,000	613,124
Bombardier, Inc. 6.000%, due 10/15/22[2]		675,000	661,500
6.125%, due 05/15/21[4]	EUR	250,000	286,527
6.125%, due 01/15/23[2]		350,000	345,426
7.500%, due 12/01/24[2]		325,000	315,250
7.500%, due 03/15/25[2]		125,000	120,000
Leonardo SpA 4.875%, due 03/24/25	EUR	200,000	266,407
TransDigm UK Holdings PLC 6.875%, due 05/15/26		200,000	213,000
TransDigm, Inc. 5.500%, due 11/15/27[2]		875,000	880,381
6.250%, due 03/15/26[2]		300,000	323,550
6.500%, due 05/15/25		130,000	135,200
7.500%, due 03/15/27		100,000	109,500
Triumph Group, Inc. 6.250%, due 09/15/24[2]		50,000	51,719
7.750%, due 08/15/25[5]		125,000	122,109
			4,608,349
Agriculture—0.8%
Camposol SA 6.000%, due 02/03/27[2]		300,000	304,200
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc. 8.500%, due 12/15/22[2]		275,000	279,812
Darling Ingredients, Inc. 5.250%, due 04/15/27[2]		75,000	79,125
JBS Investments II GmbH 5.750%, due 01/15/28[2]		500,000	527,855
7.000%, due 01/15/26[2]		600,000	652,056
Tereos Finance Groupe I SA 4.125%, due 06/16/23[4]	EUR	300,000	294,407
Vector Group Ltd.
10.500%, due 11/01/26[2]		225,000	234,563
			2,372,018
	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—0.7%
Air Canada 7.750%, due 04/15/21[2]		225,000	$238,500
American Airlines Group, Inc. 5.000%, due 06/01/22[2]		150,000	155,812
Gol Finance, Inc. 7.000%, due 01/31/25		780,000	792,090
Transportes Aereos Portugueses SA 5.625%, due 12/02/24[4]	EUR	100,000	109,518
5.625%, due 12/02/24[2]	EUR	200,000	219,035
United Airlines Holdings, Inc. 4.250%, due 10/01/22		75,000	77,648
6.000%, due 12/01/20		75,000	77,063
Virgin Australia Holdings Ltd. 8.125%, due 11/15/24[4]		300,000	292,125
			1,961,791
Apparel—0.3%
PB International BV 7.625%, due 01/26/22[4]		400,000	395,480
Takko Luxembourg 2 SCA MTN 5.375%, due 11/15/23[4]	EUR	325,000	344,221
			739,701
Auto manufacturers—0.7%
Aston Martin Capital Holdings Ltd. 5.750%, due 04/15/22[4]	GBP	550,000	710,224
BCD Acquisition, Inc. 9.625%, due 09/15/23[2]		175,000	181,781
Jaguar Land Rover Automotive PLC 6.875%, due 11/15/26[2]	EUR	225,000	265,494
Mclaren Finance PLC 5.750%, due 08/01/22[2]		200,000	192,500
Navistar International Corp. 6.625%, due 11/01/25[2]		150,000	157,313
Tesla, Inc. 5.300%, due 08/15/25[2,5]		650,000	656,513
			2,163,825
Auto parts & equipment—1.0%
Adient Global Holdings Ltd. 3.500%, due 08/15/24[4]	EUR	350,000	372,873
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]		275,000	254,925
Dealer Tire LLC/DT Issuer LLC 8.000%, due 02/01/28[2]		100,000	101,250
Metalsa SA de CV 4.900%, due 04/24/23[4]		775,000	804,547
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 8.500%, due 05/15/27[2]		200,000	215,000
Superior Industries International, Inc. 6.000%, due 06/15/25[2]	EUR	300,000	326,549
6.000%, due 06/15/25[4]	EUR	125,000	135,973
Tenneco, Inc. 5.000%, due 07/15/24[4]	EUR	325,000	363,152
5.000%, due 07/15/26[5]		250,000	229,362
Titan International, Inc. 6.500%, due 11/30/23		250,000	218,125
			3,021,756

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—4.1%
Akbank T.A.S. 5.000%, due 10/24/22[4]		550,000	$562,152
5.125%, due 03/31/25[4]		400,000	408,250
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 09/24/23), 5.875%, due 09/24/23[4,6]	EUR	400,000	490,200
Banco de Bogota SA 5.375%, due 02/19/23[2]		750,000	805,547
Banco do Brasil SA 5.875%, due 01/26/22[4]		350,000	370,037
5.875%, due 01/26/22[2]		450,000	475,762
Banco Nacional de Costa Rica 6.250%, due 11/01/23[4]		450,000	479,812
Bank of America Corp. (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[6]		100,000	105,891
(fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[6]		725,000	807,469
(fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[5,6]		175,000	203,765
Barclays PLC (fixed, converts to FRN on 06/15/24), 8.000%, due 06/15/24[6]		200,000	225,722
(fixed, converts to FRN on 12/15/20), 8.000%, due 12/15/20[6]	EUR	600,000	705,627
CaixaBank SA (fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[4,6]	EUR	400,000	506,836
CIT Group, Inc. 4.125%, due 03/09/21		75,000	76,200
Credit Suisse AG
(fixed, converts to FRN on 09/18/20), 5.750%, due 09/18/25[4]	EUR	325,000	372,606
Credit Suisse Group AG
(fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[2,6]		200,000	220,489
Goldman Sachs Group, Inc./The
(fixed, converts to FRN on 02/01/24), 4.950%, due 02/10/25[6]		75,000	78,375
(fixed, converts to FRN on 05/10/20), 5.375%, due 05/10/20[6]		375,000	377,794
Intesa Sanpaolo SpA 3.928%, due 09/15/26[4]	EUR	500,000	634,001
Provident Funding Associates LP/PFG Finance Corp. 6.375%, due 06/15/25[2]		75,000	74,250
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 06/30/20), 7.500%, due 08/10/20[6]		400,000	409,200
(fixed, converts to FRN on 06/30/25), 8.000%, due 08/10/25[5,6]		200,000	233,376
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[6]		200,000	216,000
TMB Bank PCL (fixed, converts to FRN on 12/02/24), 4.900%, due 12/02/24[4,6]		300,000	300,720
	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
Turkiye Vakiflar Bankasi TAO 8.125%, due 03/28/24[2]		250,000	$277,812
Ukreximbank Via Biz Finance PLC 9.625%, due 04/27/22[4]		208,333	221,354
9.750%, due 01/22/25[4]		1,050,000	1,137,675
UniCredit SpA (fixed, converts to FRN on 01/03/22), 4.375%, due 01/03/27[4]	EUR	200,000	235,198
6.950%, due 10/31/22[4]	EUR	650,000	840,053
Yapi ve Kredi Bankasi AS 8.250%, due 10/15/24[2]		200,000	223,900
			12,076,073
Beverages—0.9%
Ajecorp BV 6.500%, due 05/14/22[4]		531,000	529,607
Central American Bottling Corp. 5.750%, due 01/31/27[4]		450,000	475,453
5.750%, due 01/31/27[2]		400,000	422,625
Coca-Cola Icecek AS 4.215%, due 09/19/24[4]		200,000	205,700
Cott Corp. 5.500%, due 07/01/24[2]	EUR	500,000	575,621
5.500%, due 07/01/24[4]	EUR	350,000	402,935
			2,611,941
Building materials—2.4%
BMC East LLC 5.500%, due 10/01/24[2]		225,000	231,750
Builders FirstSource, Inc. 5.625%, due 09/01/24[2]		77,000	80,080
6.750%, due 06/01/27[2]		250,000	273,800
Cemex SAB de CV 3.125%, due 03/19/26[4]	EUR	125,000	144,770
3.125%, due 03/19/26[2]	EUR	400,000	464,137
5.450%, due 11/19/29[2]		400,000	426,500
5.700%, due 01/11/25[4]		550,000	564,609
7.750%, due 04/16/26[2]		400,000	436,000
CPG Merger Sub LLC 8.000%, due 10/01/21[2]		125,000	125,312
Griffon Corp. 5.250%, due 03/01/22		525,000	524,412
Grupo Cementos de Chihuahua SAB de CV 5.250%, due 06/23/24[4]		1,000,000	1,042,500
James Hardie International Finance Ltd. 3.625%, due 10/01/26[2]	EUR	150,000	176,605
Jeld-Wen, Inc. 4.625%, due 12/15/25[2]		125,000	127,500
Masonite International Corp. 5.750%, due 09/15/26[2]		75,000	79,500
NWH Escrow Corp. 7.500%, due 08/01/21[2,14]		250,000	135,000
Patrick Industries, Inc. 7.500%, due 10/15/27[2]		225,000	245,250
PGT Innovations, Inc. 6.750%, due 08/01/26[2]		175,000	187,250

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Building materials—(concluded)
Standard Industries, Inc. 2.250%, due 11/21/26[2]	EUR	275,000	$309,043
5.375%, due 11/15/24[2]		25,000	25,688
5.500%, due 02/15/23[2]		175,000	177,625
Summit Materials LLC/Summit Materials Finance Corp. 6.125%, due 07/15/23		75,000	75,750
6.500%, due 03/15/27[2]		75,000	81,188
Tecnoglass, Inc. 8.200%, due 01/31/22[4]		600,000	647,040
US Concrete, Inc. 6.375%, due 06/01/24		450,000	465,750
			7,047,059
Chemicals—2.0%
Ashland Services BV 2.000%, due 01/30/28[2]	EUR	100,000	110,794
Atotech Alpha 2 BV 8.750% Cash or 9.500% PIK, 8.750%, due 06/01/23[2,7]		200,000	203,520
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 6.250%, due 02/01/25[2]		200,000	204,250
Axalta Coating Systems Dutch Holding B BV 3.750%, due 01/15/25[4]	EUR	300,000	337,831
Blue Cube Spinco LLC
10.000%, due 10/15/25		325,000	354,877
Chemours Co./The 4.000%, due 05/15/26	EUR	450,000	452,539
5.375%, due 05/15/27		50,000	43,375
7.000%, due 05/15/25[5]		75,000	71,775
Cornerstone Chemical Co. 6.750%, due 08/15/24[2]		125,000	120,276
Element Solutions, Inc. 5.875%, due 12/01/25[2]		25,000	25,841
Hexion, Inc. 7.875%, due 07/15/27[2]		25,000	25,750
INEOS Styrolution Group GmbH 2.250%, due 01/16/27[2]	EUR	225,000	246,418
Kissner Holdings LP/Kissner Milling Co. Ltd./ BSC Holding, Inc.,/Kissner USA 8.375%, due 12/01/22[2]		300,000	312,000
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.250%, due 05/15/26[2]	EUR	250,000	284,967
5.250%, due 05/15/26[4]	EUR	200,000	227,974
7.000%, due 04/15/25[2]		100,000	101,750
Monitchem HoldCo 2 SA 9.500%, due 09/15/26[4]	EUR	100,000	113,722
9.500%, due 09/15/26[2]	EUR	150,000	170,516
NOVA Chemicals Corp. 5.000%, due 05/01/25[2]		50,000	50,125
5.250%, due 06/01/27[2]		150,000	152,625
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.750%, due 04/30/26[2]		50,000	48,500
	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
OCI NV 3.125%, due 11/01/24[4]	EUR	300,000	$338,537
3.125%, due 11/01/24[2]	EUR	250,000	282,142
5.250%, due 11/01/24[2]		200,000	206,000
6.625%, due 04/15/23[2]		200,000	207,600
Olin Corp. 5.625%, due 08/01/29		75,000	79,125
PQ Corp. 5.750%, due 12/15/25[2]		75,000	78,375
SPCM SA 4.875%, due 09/15/25[2]		200,000	206,500
TPC Group, Inc.
10.500%, due 08/01/24[2]		225,000	232,312
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375%, due 09/01/25[2,5]		225,000	210,893
Tronox Finance PLC 5.750%, due 10/01/25[2]		225,000	222,188
Tronox, Inc. 6.500%, due 04/15/26[2]		75,000	74,625
Univar Solutions USA, Inc. 5.125%, due 12/01/27[2]		225,000	233,437
			6,031,159
Coal—0.1%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 3.000%, due 03/15/24[8]		550,000	5,500
12.000%, due 11/21/21[8]		66,000	—
12.000%, due 05/01/25		15,091	9,055
CONSOL Energy, Inc.
11.000%, due 11/15/25[2]		50,000	34,750
Indo Energy Finance II BV 6.375%, due 01/24/23[4]		228,000	224,081
Murray Energy Corp.
12.000%, due 04/15/24[2,9]		1,268,693	13
Navajo Transitional Energy 9.000%, due 10/24/24		9,558	5,735
Warrior Met Coal, Inc. 8.000%, due 11/01/24[2]		27,000	28,012
			307,146
Commercial banks—1.2%
Citigroup, Inc. (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[6]		225,000	229,151
(fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[6]		925,000	987,687
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[6]		175,000	186,812
(fixed, converts to FRN on 08/15/20), 5.950%, due 08/15/20[6]		175,000	178,062
(fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[6]		150,000	171,207
JPMorgan Chase & Co. (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[6]		125,000	127,613

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial banks—(concluded)
(fixed, converts to FRN on 04/30/24), 6.125%, due 04/30/24[6]		625,000	$683,594
(fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[6]		500,000	563,680
Unione di Banche Italiane SpA
(fixed, converts to FRN on 09/15/22), 4.450%, due 09/15/27[4]	EUR	200,000	233,788
(fixed, converts to FRN on 04/25/24), 5.875%, due 03/04/29[4]	EUR	100,000	123,178
			3,484,772
Commercial services—2.8%
AA Bond Co. Ltd. 5.500%, due 07/31/22[4]	GBP	475,000	559,025
Ahern Rentals, Inc. 7.375%, due 05/15/23[2]		325,000	257,562
APTIM Corp. 7.750%, due 06/15/25[2,5]		125,000	77,500
Arena Luxembourg Finance SARL 1.875%, due 02/01/28[2]	EUR	100,000	110,766
ASGN, Inc. 4.625%, due 05/15/28[2]		150,000	154,050
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.750%, due 07/15/27[2,5]		125,000	130,000
Capitol Investment Merger Sub 2 LLC
10.000%, due 08/01/24[2]		25,000	25,969
Cardtronics, Inc./Cardtronics USA, Inc. 5.500%, due 05/01/25[2]		50,000	51,750
Europcar Mobility Group 4.125%, due 11/15/24[4]	EUR	300,000	313,570
Gartner, Inc. 5.125%, due 04/01/25[2]		225,000	233,905
Graham Holdings Co. 5.750%, due 06/01/26[2]		175,000	186,375
Hertz Corp./The 5.500%, due 10/15/24[2]		25,000	25,365
6.000%, due 01/15/28[2]		350,000	353,062
7.125%, due 08/01/26[2,5]		175,000	185,719
Hertz Holdings Netherlands BV 5.500%, due 03/30/23[4]	EUR	225,000	256,029
House of Finance N.V./The 4.375%, due 07/15/26[2]	EUR	250,000	276,302
Intertrust Group BV 3.375%, due 11/15/25[4]	EUR	450,000	520,223
3.375%, due 11/15/25[2]	EUR	125,000	144,506
Kapla Holding SAS 3.375%, due 12/15/26[2]	EUR	100,000	112,030
Korn Ferry 4.625%, due 12/15/27[2]		75,000	75,289
La Financiere Atalian SASU 4.000%, due 05/15/24[4]	EUR	250,000	231,514
5.125%, due 05/15/25[4]	EUR	125,000	116,104
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[2]		300,000	286,875
	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[2]		300,000	$290,586
Nassa Topco AS 2.875%, due 04/06/24[4]	EUR	425,000	488,894
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[2]		25,000	25,125
Prime Security Services Borrower LLC/ Prime Finance, Inc. 5.250%, due 04/15/24[2]		75,000	78,188
6.250%, due 01/15/28[2]		75,000	74,297
9.250%, due 05/15/23[2]		111,000	116,272
Refinitiv US Holdings, Inc. 4.500%, due 05/15/26[4]	EUR	225,000	270,435
6.875%, due 11/15/26[4]	EUR	350,000	440,054
8.250%, due 11/15/26[2]		275,000	305,951
Rekeep SpA 9.000%, due 06/15/22[4]	EUR	300,000	310,024
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[2]		175,000	181,781
Service Corp. International 5.125%, due 06/01/29		75,000	79,868
5.375%, due 05/15/24		125,000	128,086
Techem Verwaltungsgesellschaft 675 mbH 2.000%, due 07/15/25[2]	EUR	275,000	304,226
TMS International Holding Corp. 7.250%, due 08/15/25[2]		125,000	118,125
United Rentals North America, Inc. 5.875%, due 09/15/26		50,000	53,188
6.500%, due 12/15/26		25,000	27,156
Verscend Escrow Corp. 9.750%, due 08/15/26[2]		250,000	271,875
WW International, Inc. 8.625%, due 12/01/25[2]		125,000	130,625
			8,378,246
Computers—1.1%
Banff Merger Sub, Inc. 9.750%, due 09/01/26[2]		150,000	153,908
Dell International LLC/EMC Corp. 5.450%, due 06/15/23[2]		75,000	82,173
5.875%, due 06/15/21[2]		314,000	316,983
7.125%, due 06/15/24[2]		350,000	367,937
Diebold Nixdorf, Inc. 8.500%, due 04/15/24		150,000	144,000
Everi Payments, Inc. 7.500%, due 12/15/25[2]		116,000	123,830
Exela Intermediate LLC/Exela Finance, Inc.
10.000%, due 07/15/23[2]		325,000	125,125
Harland Clarke Holdings Corp. 8.375%, due 08/15/22[2]		325,000	281,735
9.250%, due 03/01/21[2,5]		200,000	200,500
MTS Systems Corp. 5.750%, due 08/15/27[2]		100,000	105,000
NCR Corp. 5.750%, due 09/01/27[2]		225,000	239,671
6.125%, due 09/01/29[2]		300,000	327,345
6.375%, due 12/15/23[5]		530,000	543,398

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Computers—(concluded)
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.750%, due 06/01/25[2]		200,000	$207,000
			3,218,605
Construction materials—0.1%
CEMEX Finance LLC 4.625%, due 06/15/24[4]	EUR	375,000	431,535
Cosmetics & personal care—0.1%
Avon International Capital PLC 6.500%, due 08/15/22[2]		75,000	77,625
First Quality Finance Co., Inc. 5.000%, due 07/01/25[2]		75,000	78,375
Revlon Consumer Products Corp. 6.250%, due 08/01/24		200,000	91,000
			247,000
Distribution & wholesale—0.6%
Anixter, Inc. 6.000%, due 12/01/25		100,000	106,000
H&E Equipment Services, Inc. 5.625%, due 09/01/25		275,000	286,687
IAA, Inc. 5.500%, due 06/15/27[2]		125,000	132,643
KAR Auction Services, Inc. 5.125%, due 06/01/25[2]		125,000	128,229
Matalan Finance PLC 6.750%, due 01/31/23[2]	GBP	450,000	541,339
9.500%, due 01/31/24[2]	GBP	150,000	171,833
Performance Food Group, Inc. 5.500%, due 06/01/24[2]		275,000	280,500
5.500%, due 10/15/27[2]		100,000	105,250
Resideo Funding, Inc. 6.125%, due 11/01/26[2,5]		75,000	73,684
			1,826,165
Diversified financial services—3.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, due 07/15/26[2]		425,000	451,828
9.750%, due 07/15/27[2]		450,000	480,375
Ally Financial, Inc. 3.875%, due 05/21/24		125,000	131,822
8.000%, due 03/15/20		30,000	30,188
8.000%, due 11/01/31		560,000	788,728
Amigo Luxembourg SA 7.625%, due 01/15/24[4]	GBP	225,000	286,862
Credit Acceptance Corp. 5.125%, due 12/31/24[2]		100,000	104,500
6.625%, due 03/15/26[2]		125,000	134,687
Credito Real SAB de CV 5.000%, due 02/01/27[2]	EUR	100,000	118,876
9.500%, due 02/07/26[4]		300,000	350,250
9.500%, due 02/07/26[2]		300,000	350,250
Fairstone Financial, Inc. 7.875%, due 07/15/24[2]		200,000	216,250
Garfunkelux Holdco 2 SA
11.000%, due 11/01/23[4]	GBP	700,000	934,697
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Global Aircraft Leasing Co. Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[2,7]		375,000	$383,644
HT1 Funding GmbH 12 mo. Euribor + 2.000%, 1.787%, due 06/30/20[6,10]	EUR	500,000	557,297
Intrum AB 3.125%, due 07/15/24[4,5]	EUR	950,000	1,069,949
3.500%, due 07/15/26[4]	EUR	100,000	112,813
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.250%, due 06/03/26[2]		200,000	210,500
LPL Holdings, Inc. 4.625%, due 11/15/27[2]		75,000	76,313
Mulhacen Pte Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 08/01/23[4,7]	EUR	150,000	146,709
Nationstar Mortgage Holdings, Inc. 6.000%, due 01/15/27[2]		75,000	76,325
8.125%, due 07/15/23[2]		100,000	105,750
9.125%, due 07/15/26[2]		125,000	138,806
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.500%, due 06/01/22		125,000	125,000
Navient Corp. 5.000%, due 03/15/27		25,000	24,938
6.500%, due 06/15/22		100,000	106,250
6.625%, due 07/26/21		75,000	79,039
6.750%, due 06/25/25[5]		100,000	108,875
6.750%, due 06/15/26[5]		200,000	217,250
7.250%, due 09/25/23		50,000	55,250
Navient Corp. MTN 8.000%, due 03/25/20		591,000	595,137
NFP Corp. 6.875%, due 07/15/25[2]		325,000	330,528
8.000%, due 07/15/25[2]		125,000	129,650
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22[2]		100,000	102,750
Springleaf Finance Corp. 5.375%, due 11/15/29		50,000	51,995
6.625%, due 01/15/28		200,000	225,000
6.875%, due 03/15/25		275,000	310,062
7.125%, due 03/15/26		525,000	602,359
			10,321,502
Electric—3.3%
AES Andres BV/Dominican Power Partners/ Empresa Generadora de Electricidad It 7.950%, due 05/11/26[4]		500,000	536,719
AES El Salvador Trust II 6.750%, due 03/28/23[4]		450,000	454,781
Calpine Corp. 4.500%, due 02/15/28[2]		300,000	298,500
5.125%, due 03/15/28[2]		425,000	422,875
5.500%, due 02/01/24		475,000	481,175

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
Capex SA 6.875%, due 05/15/24[4]		200,000	$177,000
6.875%, due 05/15/24[2]		225,000	197,156
Centrais Eletricas Brasileiras SA 3.625%, due 02/04/25[2]		200,000	201,300
5.750%, due 10/27/21[4]		300,000	315,844
Clearway Energy Operating LLC 4.750%, due 03/15/28[2]		200,000	205,870
5.000%, due 09/15/26[5]		225,000	231,750
5.750%, due 10/15/25		175,000	183,925
ContourGlobal Power Holdings SA 4.125%, due 08/01/25[2]	EUR	675,000	779,489
Drax Finco PLC 6.625%, due 11/01/25[2]		200,000	211,596
Eskom Holdings SOC Ltd. 6.350%, due 08/10/28[4]		775,000	829,885
GenOn Energy, Inc. 3.000%, due 06/15/49[8,11]		75,000	0
Mong Duong Finance Holdings BV 5.125%, due 05/07/29[2]		375,000	386,976
NextEra Energy Operating Partners LP 3.875%, due 10/15/26[2]		275,000	277,750
4.250%, due 07/15/24[2]		200,000	208,544
4.500%, due 09/15/27[2]		75,000	78,214
NRG Energy, Inc. 6.625%, due 01/15/27		200,000	215,000
Orano SA 4.875%, due 09/23/24	EUR	700,000	896,651
Pacific Gas & Electric Co. 3.250%, due 06/15/23[9]		50,000	51,875
4.000%, due 12/01/46[9]		50,000	50,375
5.125%, due 11/15/43[9]		200,000	227,500
5.400%, due 01/15/40[9]		175,000	201,906
5.800%, due 03/01/37[9]		100,000	115,000
6.050%, due 03/01/34[9]		350,000	402,500
SMC Global Power Holdings Corp. (fixed, converts to FRN on 05/05/25), 5.750%, due 05/05/25[4,6]		300,000	302,881
(fixed, converts to FRN on 04/25/24), 6.500%, due 04/25/24[4,6]		200,000	206,600
Star Energy Geothermal Wayang Windu Ltd. 6.750%, due 04/24/33[4]		230,000	250,339
Talen Energy Supply LLC 6.625%, due 01/15/28[2]		75,000	75,000
7.250%, due 05/15/27[2]		25,000	25,625
10.500%, due 01/15/26[2]		250,000	221,745
Vistra Energy Corp. 5.875%, due 06/01/23		25,000	25,438
Vistra Operations Co. LLC 5.000%, due 07/31/27[2]		100,000	102,630
			9,850,414
Electrical components & equipment—0.3%
Energizer Gamma Acquisition BV 4.625%, due 07/15/26[2]	EUR	650,000	752,425
	Face amount[1]		Value
Corporate bonds—(continued)
Electrical components & equipment—(concluded)
Energizer Holdings, Inc. 5.500%, due 06/15/25[2]		50,000	$51,625
6.375%, due 07/15/26[2]		125,000	133,131
7.750%, due 01/15/27[2]		25,000	27,564
EnerSys 4.375%, due 12/15/27[2]		50,000	49,875
Senvion Holding GmbH 3.875%, due 10/25/22[4,9]	EUR	400,000	12,404
			1,027,024
Electronics—0.1%
TTM Technologies, Inc. 5.625%, due 10/01/25[2,5]		175,000	182,175
Energy-Alternate Sources—0.4%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[2]		300,000	309,690
Pattern Energy Group, Inc. 5.875%, due 02/01/24[2]		75,000	77,062
ReNew Power Pvt Ltd. 5.875%, due 03/05/27[2]		300,000	301,202
ReNew Power Synthetic 6.670%, due 03/12/24[2]		200,000	210,000
TerraForm Power Operating LLC 4.250%, due 01/31/23[2]		125,000	128,484
4.750%, due 01/15/30[2]		125,000	131,725
5.000%, due 01/31/28[2]		50,000	54,000
			1,212,163
Engineering & construction—1.4%
Aeropuertos Argentina 2000 SA 6.875%, due 02/01/27[4]		226,563	219,624
6.875%, due 02/01/27[2]		249,219	241,586
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[4]		810,000	894,856
6.750%, due 03/30/29[2]		200,000	220,952
Aldesa Financial Services SA 7.250%, due 04/01/21[4]	EUR	200,000	210,719
Brand Industrial Services, Inc. 8.500%, due 07/15/25[2]		250,000	250,593
GMR Hyderabad International Airport Ltd. 5.375%, due 04/10/24[2]		200,000	207,108
Great Lakes Dredge & Dock Corp. 8.000%, due 05/15/22		200,000	210,000
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[2]		175,000	182,875
10.125%, due 04/01/22[2]		225,000	235,688
Novafives SAS 3 mo. Euribor + 4.500%, 4.500%, due 06/15/25[4,10]	EUR	250,000	234,237
Swissport Financing SARL 5.250%, due 08/15/24[2]	EUR	100,000	115,729
9.000%, due 02/15/25[4]	EUR	125,000	145,974
9.000%, due 02/15/25[2]	EUR	125,000	145,974
TopBuild Corp. 5.625%, due 05/01/26[2]		200,000	208,500
Weekley Homes LLC/Weekley Finance Corp. 6.000%, due 02/01/23		175,000	175,219
6.625%, due 08/15/25		200,000	208,500
			4,108,134

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—3.7%
AMC Entertainment Holdings, Inc. 5.750%, due 06/15/25[5]		50,000	$44,442
5.875%, due 11/15/26[5]		25,000	21,625
6.125%, due 05/15/27[5]		300,000	255,000
6.375%, due 11/15/24	GBP	175,000	219,052
ASR Media & Sponsorship SpA 5.125%, due 08/01/24[4]	EUR	200,000	234,009
5.125%, due 08/01/24[2]	EUR	275,000	321,031
Boyne USA, Inc. 7.250%, due 05/01/25[2]		250,000	271,250
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[2]		100,000	101,490
CCM Merger, Inc. 6.000%, due 03/15/22[2]		200,000	203,000
Churchill Downs, Inc. 4.750%, due 01/15/28[2]		75,000	77,250
5.500%, due 04/01/27[2]		125,000	131,875
Cinemark USA, Inc. 4.875%, due 06/01/23		25,000	25,313
5.125%, due 12/15/22		300,000	303,000
Cirsa Finance International SARL 4.750%, due 05/22/25[4]	EUR	350,000	401,839
7.875%, due 12/20/23[2]		200,000	210,314
Codere Finance 2 Luxembourg SA 6.750%, due 11/01/21[4]	EUR	325,000	344,924
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.500%, due 02/15/23[2]		125,000	129,934
Eldorado Resorts, Inc. 6.000%, due 04/01/25		500,000	523,215
6.000%, due 09/15/26		25,000	27,406
7.000%, due 08/01/23		250,000	258,488
Enterprise Development Authority/The
12.000%, due 07/15/24[2]		300,000	344,001
Gateway Casinos & Entertainment Ltd. 8.250%, due 03/01/24[2]		225,000	234,376
Golden Entertainment, Inc. 7.625%, due 04/15/26[2]		175,000	188,826
International Game Technology PLC 2.375%, due 04/15/28[2]	EUR	150,000	163,034
3.500%, due 06/15/26[2]	EUR	250,000	291,819
Intralot Capital Luxembourg SA 5.250%, due 09/15/24[4]	EUR	425,000	216,819
6.750%, due 09/15/21[4]	EUR	100,000	72,088
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[2]		275,000	291,444
Juventus Football Club SpA 3.375%, due 02/19/24[4]	EUR	225,000	256,977
Lions Gate Capital Holdings LLC 5.875%, due 11/01/24[2]		175,000	171,062
6.375%, due 02/01/24[2]		250,000	251,250
Live Nation Entertainment, Inc. 5.625%, due 03/15/26[2]		100,000	106,500
Merlin Entertainments PLC 5.750%, due 06/15/26[2]		219,000	239,257
	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(concluded)
Mohegan Gaming & Entertainment 7.875%, due 10/15/24[2,5]		575,000	$586,023
Motion Bondco DAC 4.500%, due 11/15/27[2]	EUR	200,000	232,900
Sazka Group AS 3.875%, due 02/15/27[2]	EUR	350,000	386,545
4.125%, due 11/20/24[2]	EUR	250,000	287,288
Scientific Games International, Inc. 3.375%, due 02/15/26[4]	EUR	250,000	282,175
3.375%, due 02/15/26[2]	EUR	175,000	197,523
5.500%, due 02/15/26[2]	EUR	425,000	485,345
7.000%, due 05/15/28[2]		350,000	369,031
7.250%, due 11/15/29[2]		50,000	53,625
8.250%, due 03/15/26[2]		100,000	108,500
Speedway Motorsports LLC/Speedway Funding II, Inc. 4.875%, due 11/01/27[2]		75,000	75,563
Stars Group Holdings BV/Stars Group US Co.- Borrower LLC 7.000%, due 07/15/26[2]		50,000	54,313
Twin River Worldwide Holdings, Inc. 6.750%, due 06/01/27[2,5]		75,000	79,125
William Hill PLC 4.875%, due 09/07/23[4]	GBP	125,000	176,204
WMG Acquisition Corp. 4.125%, due 11/01/24[4]	EUR	405,000	463,112
5.000%, due 08/01/23[2]		125,000	127,500
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, due 10/01/29[2]		75,000	77,812
			10,974,494
Environmental control—0.0%†
Clean Harbors, Inc. 4.875%, due 07/15/27[2]		75,000	78,930
5.125%, due 07/15/29[2]		25,000	26,625
GFL Environmental, Inc. 5.125%, due 12/15/26[2]		25,000	25,746
			131,301
Food—2.1%
Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertson's LLC 3.500%, due 02/15/23[2]		125,000	127,210
4.625%, due 01/15/27[2]		150,000	152,082
4.875%, due 02/15/30[2]		175,000	179,812
5.750%, due 03/15/25		250,000	258,755
6.625%, due 06/15/24		125,000	130,000
Casino Guichard Perrachon SA (fixed, converts to FRN on 01/31/24), 3.992%, due 01/31/24[4,6]	EUR	100,000	61,552
4.048%, due 08/05/26[4,12]	EUR	400,000	373,264
4.561%, due 01/25/23[4,12]	EUR	200,000	216,243
Chobani LLC/Chobani Finance Corp., Inc. 7.500%, due 04/15/25[2]		175,000	174,059
Clearwater Seafoods, Inc. 6.875%, due 05/01/25[2]		25,000	26,042

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Food—(concluded)
Grupo KUO SAB De CV 5.750%, due 07/07/27[4]		750,000	$790,547
Iceland Bondco PLC 4.625%, due 03/15/25[2]	GBP	375,000	406,054
4.625%, due 03/15/25[4]	GBP	100,000	108,281
6.750%, due 07/15/24[4]	GBP	164,000	196,530
Ingles Markets, Inc. 5.750%, due 06/15/23		39,000	39,666
JBS USA LUX SA/JBS USA Finance, Inc. 5.750%, due 06/15/25[2]		75,000	77,663
5.875%, due 07/15/24[2]		50,000	51,250
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 6.500%, due 04/15/29[2]		150,000	168,002
KeHE Distributors LLC/KeHE Finance Corp. 8.625%, due 10/15/26[2]		50,000	53,063
MARB BondCo PLC 7.000%, due 03/15/24[4]		250,000	259,065
Minerva Luxembourg SA 6.500%, due 09/20/26[2]		550,000	584,547
6.500%, due 09/20/26[4]		250,000	265,703
NBM US Holdings, Inc. 7.000%, due 05/14/26[4]		500,000	535,937
Pilgrim's Pride Corp. 5.750%, due 03/15/25[2]		225,000	231,187
5.875%, due 09/30/27[2]		225,000	238,657
Post Holdings, Inc. 5.000%, due 08/15/26[2]		75,000	77,438
5.500%, due 03/01/25[2]		100,000	103,583
5.750%, due 03/01/27[2]		200,000	211,000
US Foods, Inc. 5.875%, due 06/15/24[2]		100,000	102,263
			6,199,455
Forest Products & Paper—0.2%
Appvion, Inc. 9.000%, due 06/01/20[2,8,9,11,14]		650,000	6,500
Mercer International, Inc. 6.500%, due 02/01/24		175,000	180,687
7.375%, due 01/15/25		125,000	132,240
Schweitzer-Mauduit International, Inc. 6.875%, due 10/01/26[2]		150,000	161,250
			480,677
Gas—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		250,000	267,500
5.625%, due 05/20/24		75,000	79,702
5.750%, due 05/20/27		150,000	163,875
Rockpoint Gas Storage Canada Ltd. 7.000%, due 03/31/23[2]		75,000	73,266
			584,343
Hand & machine tools—0.2%
Colfax Corp. 6.000%, due 02/15/24[2]		100,000	105,282
6.375%, due 02/15/26[2]		25,000	26,844
	Face amount[1]		Value
Corporate bonds—(continued)
Hand & machine tools—(concluded)
Werner FinCo LP/Werner FinCo, Inc. 8.750%, due 07/15/25[2]		375,000	$367,500
			499,626
Healthcare-products—0.2%
Avantor, Inc. 6.000%, due 10/01/24[2]		100,000	106,250
9.000%, due 10/01/25[2]		225,000	248,670
Hill-Rom Holdings, Inc. 4.375%, due 09/15/27[2]		75,000	76,542
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA 6.625%, due 05/15/22[2]		52,000	51,805
			483,267
Healthcare-services—2.6%
ASP AMC Merger Sub, Inc. 8.000%, due 05/15/25[2]		375,000	253,125
Catalent Pharma Solutions, Inc. 4.750%, due 12/15/24[2]	EUR	200,000	226,792
4.750%, due 12/15/24[4]	EUR	200,000	226,792
Centene Corp. 4.250%, due 12/15/27[2]		225,000	235,125
4.750%, due 05/15/22		250,000	254,384
4.750%, due 01/15/25[2]		350,000	361,665
5.375%, due 06/01/26[2]		175,000	186,156
6.125%, due 02/15/24		75,000	77,437
Charles River Laboratories International, Inc. 5.500%, due 04/01/26[2]		125,000	132,969
CHS/Community Health Systems, Inc. 6.625%, due 02/15/25[2,3]		300,000	303,054
6.875%, due 02/01/22		88,000	80,080
6.875%, due 04/01/28[2]		123,000	75,030
8.000%, due 03/15/26[2]		275,000	286,605
8.000%, due 12/15/27[2]		50,000	51,688
8.125%, due 06/30/24[2]		359,000	322,558
9.875%, due 06/30/23[2,12]		125,000	117,500
Eagle Holding Co. II LLC 7.625% Cash or 8.375% PIK, 7.625%, due 05/15/22[2,7]		200,000	202,000
Encompass Health Corp. 4.750%, due 02/01/30		100,000	104,000
5.750%, due 11/01/24		248,000	251,033
Envision Healthcare Corp. 8.750%, due 10/15/26[2]		325,000	195,975
HCA Healthcare, Inc. 6.250%, due 02/15/21		150,000	155,625
HCA, Inc. 4.125%, due 06/15/29		50,000	54,154
5.625%, due 09/01/28		150,000	173,445
5.875%, due 05/01/23		75,000	82,468
7.500%, due 02/15/22		1,375,000	1,509,324
MEDNAX, Inc. 6.250%, due 01/15/27[2]		100,000	101,875
Polaris Intermediate Corp. 8.500% Cash or 9.250% PIK, 8.500%, due 12/01/22[2,7]		300,000	279,900

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
Radiology Partners, Inc. 9.250%, due 02/01/28[2]		100,000	$104,500
Select Medical Corp. 6.250%, due 08/15/26[2]		100,000	107,883
Tenet Healthcare Corp. 4.625%, due 07/15/24		125,000	128,125
4.625%, due 09/01/24[2]		125,000	128,750
4.875%, due 01/01/26[2]		225,000	234,000
5.125%, due 11/01/27[2]		50,000	52,625
6.250%, due 02/01/27[2]		50,000	52,880
Unilabs Subholding AB 5.750%, due 05/15/25[4]	EUR	450,000	513,151
West Street Merger Sub, Inc. 6.375%, due 09/01/25[2]		175,000	172,375
			7,795,048
Holding companies-divers—0.4%
KOC Holding AS 5.250%, due 03/15/23[4]		500,000	519,062
6.500%, due 03/11/25[2]		200,000	217,206
6.500%, due 03/11/25[4]		400,000	434,411
VistaJet Malta Finance PLC/XO Management Holding, Inc. 10.500%, due 06/01/24[2]		150,000	142,125
			1,312,804
Home builders—1.9%
Adams Homes, Inc. 7.500%, due 02/15/25[2,3]		150,000	154,125
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.625%, due 01/15/28[2]		100,000	101,875
6.750%, due 08/01/25[2]		175,000	180,250
Beazer Homes USA, Inc. 6.750%, due 03/15/25		225,000	236,250
7.250%, due 10/15/29[2,5]		100,000	109,250
Brookfield Residential Properties, Inc./ Brookfield Residential US Corp. 6.375%, due 05/15/25[2]		150,000	155,250
Century Communities, Inc. 5.875%, due 07/15/25		250,000	262,500
6.750%, due 06/01/27[2,12]		125,000	135,625
Forestar Group, Inc. 8.000%, due 04/15/24[2]		275,000	299,750
Installed Building Products, Inc. 5.750%, due 02/01/28[2]		150,000	159,375
KB Home 6.875%, due 06/15/27		100,000	117,625
7.625%, due 05/15/23		50,000	56,345
Lennar Corp. 4.125%, due 01/15/22		525,000	538,781
Mattamy Group Corp. 6.500%, due 10/01/25[2]		50,000	53,500
Meritage Homes Corp. 6.000%, due 06/01/25		515,000	581,950
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[2]		925,000	952,750
	Face amount[1]		Value
Corporate bonds—(continued)
Home builders—(concluded)
Toll Brothers Finance Corp. 5.875%, due 02/15/22		192,000	$203,760
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875%, due 06/15/24		400,000	434,000
William Lyon Homes, Inc. 5.875%, due 01/31/25		225,000	231,750
6.000%, due 09/01/23		150,000	156,375
6.625%, due 07/15/27[2]		100,000	108,000
Williams Scotsman International, Inc. 6.875%, due 08/15/23[2]		250,000	262,582
7.875%, due 12/15/22[2]		45,000	46,913
			5,538,581
Household products/wares—0.3%
Central Garden & Pet Co. 5.125%, due 02/01/28		50,000	51,875
6.125%, due 11/15/23		275,000	283,226
Prestige Brands, Inc. 5.125%, due 01/15/28[2]		100,000	104,500
6.375%, due 03/01/24[2,5]		200,000	206,250
Spectrum Brands, Inc. 4.000%, due 10/01/26[2]	EUR	325,000	378,463
			1,024,314
Housewares—0.3%
Newell Brands, Inc. 4.200%, due 04/01/26[12]		350,000	365,709
5.375%, due 04/01/36[12]		350,000	385,013
5.500%, due 04/01/46[12]		50,000	54,810
			805,532
Insurance—1.0%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[2]		325,000	318,500
8.125%, due 02/15/24[2]		225,000	240,469
10.125%, due 08/01/26[2]		75,000	81,938
Ardonagh Midco 3 PLC 8.375%, due 07/15/23[2]	GBP	175,000	234,598
8.625%, due 07/15/23[2,5]		400,000	410,940
AssuredPartners, Inc. 7.000%, due 08/15/25[2]		150,000	152,625
Fidelity & Guaranty Life Holdings, Inc. 5.500%, due 05/01/25[2]		275,000	292,875
Genworth Financial, Inc. 7.625%, due 09/24/21[5]		100,000	105,500
GTCR AP Finance, Inc. 8.000%, due 05/15/27[2]		50,000	53,000
HUB International Ltd. 7.000%, due 05/01/26[2]		250,000	257,487
MGIC Investment Corp. 5.750%, due 08/15/23		275,000	303,875
Radian Group, Inc. 4.500%, due 10/01/24		200,000	213,040
4.875%, due 03/15/27		150,000	158,625
USIS, Inc. 6.875%, due 05/01/25[2]		275,000	281,880
			3,105,352

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Internet—1.8%
Cogent Communications Group, Inc. 4.375%, due 06/30/24[4]	EUR	220,000	$250,771
5.375%, due 03/01/22[2]		175,000	182,438
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.250%, due 12/01/27[2]		225,000	235,969
Match Group, Inc. 5.000%, due 12/15/27[2]		50,000	52,500
5.625%, due 02/15/29[2]		75,000	80,906
6.375%, due 06/01/24		425,000	445,187
Netflix, Inc. 3.625%, due 05/15/27	EUR	200,000	236,460
3.625%, due 06/15/30[2]	EUR	350,000	402,673
4.625%, due 05/15/29	EUR	100,000	123,557
4.875%, due 06/15/30[2]		75,000	78,234
5.375%, due 02/01/21		200,000	205,250
5.375%, due 11/15/29[2]		25,000	27,211
5.500%, due 02/15/22		75,000	79,226
6.375%, due 05/15/29		500,000	582,500
Twitter, Inc. 3.875%, due 12/15/27[2]		50,000	50,063
Uber Technologies, Inc. 7.500%, due 11/01/23[2]		250,000	261,250
7.500%, due 09/15/27[2]		75,000	79,102
8.000%, due 11/01/26[2]		250,000	265,714
United Group BV 3.125%, due 02/15/26[2,3]	EUR	225,000	247,465
3 mo. Euribor + 3.250%, 3.250%, due 02/15/26[2,3,10]	EUR	100,000	110,000
3.625%, due 02/15/28[2,3]	EUR	200,000	219,900
4.875%, due 07/01/24[4]	EUR	100,000	114,736
Yell Bondco PLC 8.500%, due 05/02/23[2]	GBP	250,000	211,280
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[2]		450,000	459,517
6.000%, due 04/01/23		175,000	178,719
6.375%, due 05/15/25[5]		25,000	25,550
			5,206,178
Investment companies—0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.750%, due 09/15/24[2]		400,000	409,500
5.250%, due 05/15/27[2]		375,000	375,937
6.250%, due 02/01/22		150,000	152,625
6.250%, due 05/15/26		425,000	446,114
6.375%, due 12/15/25		125,000	130,469
Mangrove Luxco III SARL 7.775%, due 10/09/25[2,7]	EUR	295,708	308,278
			1,822,923
Iron & steel—0.6%
ABJA Investment Co. Pte Ltd. 5.450%, due 01/24/28[4]		300,000	296,400
Allegheny Technologies, Inc. 5.875%, due 12/01/27		125,000	127,481
	Face amount[1]	Value
Corporate bonds—(continued)
Iron & steel—(concluded)
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.750%, due 07/15/26[2]	175,000	$181,790
Big River Steel LLC/BRS Finance Corp. 7.250%, due 09/01/25[2]	150,000	157,532
Cleveland-Cliffs, Inc. 5.750%, due 03/01/25	125,000	121,250
5.875%, due 06/01/27[2]	275,000	253,687
GUSAP III LP 4.250%, due 01/21/30[2]	250,000	262,375
Mineral Resources Ltd. 8.125%, due 05/01/27[2]	225,000	245,812
United States Steel Corp. 6.250%, due 03/15/26[5]	75,000	63,329
		1,709,656
IT services—0.1%
Presidio Holdings, Inc. 4.875%, due 02/01/27[2]	125,000	124,981
8.250%, due 02/01/28[2]	250,000	256,875
		381,856
Leisure Time—0.6%
Carlson Travel, Inc. 9.500%, due 12/15/24[2]	200,000	200,000
LTF Merger Sub, Inc. 8.500%, due 06/15/23[2]	1,117,000	1,136,319
NCL Corp. Ltd. 3.625%, due 12/15/24[2]	75,000	74,437
Silversea Cruise Finance Ltd. 7.250%, due 02/01/25[2]	100,000	105,550
Viking Cruises Ltd. 5.875%, due 09/15/27[2]	250,000	255,937
		1,772,243
Lodging—1.2%
Arrow Bidco LLC 9.500%, due 03/15/24[2]	50,000	49,750
Boyd Gaming Corp. 6.000%, due 08/15/26	300,000	318,750
Grupo Posadas SAB de CV 7.875%, due 06/30/22[4]	500,000	479,250
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26	350,000	366,520
Inn of the Mountain Gods Resort & Casino 9.250% Cash or 7.500% PIK, 9.250%, due 11/30/20[7]	64,354	63,710
Marriott Ownership Resorts, Inc. 4.750%, due 01/15/28[2]	50,000	51,125
Marriott Ownership Resorts, Inc./ILG LLC 6.500%, due 09/15/26	25,000	27,063
Melco Resorts Finance Ltd. 5.250%, due 04/26/26[2]	200,000	200,948
5.375%, due 12/04/29[2]	200,000	199,781
MGM China Holdings Ltd. 5.375%, due 05/15/24[2]	200,000	205,000
MGM Resorts International 6.000%, due 03/15/23	300,000	329,160
7.750%, due 03/15/22	640,000	708,826

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Lodging—(concluded)
Wyndham Destinations, Inc. 4.625%, due 03/01/30[2]		125,000	$128,281
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2,5]		350,000	363,125
Wynn Macau Ltd. 4.875%, due 10/01/24[2,5]		200,000	202,000
			3,693,289
Machinery-construction & mining—0.3%
Vertiv Group Corp. 9.250%, due 10/15/24[2]		200,000	214,376
Vertiv Intermediate Holding Corp. 12.000% Cash or 13.000% PIK, 12.000%, due 02/15/22[2,7,10]		625,000	645,000
			859,376
Machinery-diversified—0.3%
Cloud Crane LLC 10.125%, due 08/01/24[2]		175,000	186,483
Galapagos SA 5.375%, due 06/15/21[4,9]	EUR	27,500	18
Granite US Holdings Corp. 11.000%, due 10/01/27[2]		50,000	52,375
JPW Industries Holding Corp. 9.000%, due 10/01/24[2]		150,000	149,126
Manitowoc Co., Inc./The 9.000%, due 04/01/26[2]		75,000	79,875
SPX FLOW, Inc. 5.625%, due 08/15/24[2]		175,000	182,000
5.875%, due 08/15/26[2]		175,000	185,063
Tennant Co. 5.625%, due 05/01/25		125,000	130,469
			965,409
Media—5.3%
Altice Financing SA 5.000%, due 01/15/28[2]		400,000	392,604
7.500%, due 05/15/26[2]		200,000	213,740
Altice Finco SA 4.750%, due 01/15/28[4]	EUR	400,000	447,701
Altice Luxembourg SA 10.500%, due 05/15/27[2]		200,000	231,260
Block Communications, Inc. 6.875%, due 02/15/25[2]		250,000	259,062
Cable Onda SA 4.500%, due 01/30/30[2]		300,000	310,137
CCO Holdings LLC/CCO Holdings Capital Corp. 4.000%, due 03/01/23[2]		50,000	50,750
4.750%, due 03/01/30[2]		50,000	51,406
5.125%, due 02/15/23		225,000	227,250
5.125%, due 05/01/23[2]		375,000	380,936
5.250%, due 09/30/22		150,000	151,529
5.375%, due 05/01/25[2]		25,000	25,771
5.500%, due 05/01/26[2]		350,000	365,750
5.750%, due 09/01/23		675,000	682,594
5.750%, due 01/15/24		4,000	4,085
5.750%, due 02/15/26[2]		725,000	760,771
5.875%, due 05/01/27[2]		125,000	131,695
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(continued)
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[2]		500,000	$515,000
9.250%, due 02/15/24[2]		31,000	33,751
CSC Holdings LLC 5.750%, due 01/15/30[2]		175,000	188,128
6.500%, due 02/01/29[2]		400,000	447,000
7.750%, due 07/15/25[2]		200,000	210,754
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, due 08/15/26[2]		375,000	373,538
6.625%, due 08/15/27[2,5]		225,000	210,375
DISH DBS Corp. 5.000%, due 03/15/23		50,000	50,751
5.125%, due 05/01/20		25,000	25,135
5.875%, due 07/15/22		25,000	26,250
5.875%, due 11/15/24[5]		275,000	278,281
6.750%, due 06/01/21		25,000	26,250
EW Scripps Co./The 5.125%, due 05/15/25[2]		225,000	230,625
GCI LLC 6.625%, due 06/15/24[2]		100,000	107,500
Gray Television, Inc. 5.125%, due 10/15/24[2]		225,000	232,312
5.875%, due 07/15/26[2,5]		575,000	601,594
7.000%, due 05/15/27[2]		50,000	54,440
iHeartCommunications, Inc. 4.750%, due 01/15/28[2]		125,000	127,409
5.250%, due 08/15/27[2]		225,000	234,562
6.375%, due 05/01/26		180,117	194,526
8.375%, due 05/01/27		59,591	64,805
LCPR Senior Secured Financing DAC 6.750%, due 10/15/27[2]		200,000	211,508
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, due 08/15/27[2]		100,000	105,750
Nexstar Broadcasting, Inc. 5.625%, due 08/01/24[2]		500,000	520,000
5.625%, due 07/15/27[2]		375,000	395,175
Quebecor Media, Inc. 5.750%, due 01/15/23		450,000	483,750
Salem Media Group, Inc. 6.750%, due 06/01/24[2]		100,000	96,500
Scripps Escrow, Inc. 5.875%, due 07/15/27[2]		25,000	26,188
Sinclair Television Group, Inc. 5.125%, due 02/15/27[2]		150,000	153,563
5.500%, due 03/01/30[2]		75,000	76,688
5.875%, due 03/15/26[2,5]		200,000	209,861
Sirius XM Radio, Inc. 3.875%, due 08/01/22[2]		350,000	354,445
4.625%, due 05/15/23[2]		25,000	25,219
4.625%, due 07/15/24[2]		175,000	181,453
5.500%, due 07/01/29[2]		200,000	215,230
Summer BidCo BV 9.750% Cash or 9.000% PIK, 9.000%, due 11/15/25[2,3,7]	EUR	250,000	293,205

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
TEGNA, Inc. 4.625%, due 03/15/28[2]		375,000	$376,875
5.000%, due 09/15/29[2]		150,000	151,875
Townsquare Media, Inc. 6.500%, due 04/01/23[2]		275,000	278,437
Univision Communications, Inc. 5.125%, due 02/15/25[2]		50,000	49,875
6.750%, due 09/15/22[2]		226,000	229,390
UPC Holding BV 3.875%, due 06/15/29[4]	EUR	300,000	349,005
UPCB Finance VII Ltd. 3.625%, due 06/15/29[4]	EUR	725,000	847,345
Virgin Media Secured Finance PLC 6.250%, due 03/28/29[4]	GBP	337,500	474,405
Ziggo Bond Co. BV 6.000%, due 01/15/27[2]		350,000	367,577
Ziggo BV 2.875%, due 01/15/30[4]	EUR	300,000	344,154
			15,737,500
Metal fabricate/Hardware—0.2%
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[2]		75,000	77,438
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, due 12/15/23[2]		175,000	179,571
Park-Ohio Industries, Inc. 6.625%, due 04/15/27		125,000	126,891
Vallourec SA 6.375%, due 10/15/23[2]	EUR	125,000	120,094
6.625%, due 10/15/22[4]	EUR	175,000	174,877
			678,871
Mining—2.3%
Alcoa Nederland Holding BV 7.000%, due 09/30/26[2]		400,000	433,520
Aleris International, Inc.
10.750%, due 07/15/23[2,11]		125,000	130,000
Anglo American Capital PLC 4.125%, due 09/27/22[2]		400,000	418,550
Barminco Finance Pty Ltd. 6.625%, due 05/15/22[4]		200,000	204,750
Coeur Mining, Inc. 5.875%, due 06/01/24		150,000	149,582
Compass Minerals International, Inc. 6.750%, due 12/01/27[2]		150,000	160,655
Constellium SE 6.625%, due 03/01/25[2]		500,000	515,625
First Quantum Minerals Ltd. 6.500%, due 03/01/24[2]		800,000	787,000
7.000%, due 02/15/21[2]		75,000	75,169
7.250%, due 04/01/23[2]		200,000	198,125
7.500%, due 04/01/25[2]		200,000	197,000
Freeport-McMoRan, Inc. 3.550%, due 03/01/22		100,000	101,125
3.875%, due 03/15/23		125,000	127,500
5.000%, due 09/01/27		250,000	259,062
5.450%, due 03/15/43		600,000	612,000
	Face amount[1]	Value
Corporate bonds—(continued)
Mining—(concluded)
Hecla Mining Co. 6.875%, due 05/01/21	175,000	$174,650
Hudbay Minerals, Inc. 7.250%, due 01/15/23[2]	125,000	127,188
7.625%, due 01/15/25[2]	100,000	101,750
IAMGOLD Corp. 7.000%, due 04/15/25[2]	175,000	180,250
Kaiser Aluminum Corp. 4.625%, due 03/01/28[2]	125,000	127,500
Kinross Gold Corp. 5.125%, due 09/01/21	175,000	181,072
Mountain Province Diamonds, Inc. 8.000%, due 12/15/22[2]	100,000	97,875
Novelis Corp. 4.750%, due 01/30/30[2]	350,000	350,656
5.875%, due 09/30/26[2]	175,000	185,500
Petra Diamonds U.S. Treasury PLC 7.250%, due 05/01/22[2]	200,000	121,250
Taseko Mines Ltd. 8.750%, due 06/15/22[2]	175,000	154,000
Vedanta Resources PLC 6.125%, due 08/09/24[4]	200,000	176,828
6.375%, due 07/30/22[2]	300,000	292,781
8.250%, due 06/07/21[2]	250,000	258,281
		6,899,244
Miscellaneous manufacturers—0.2%
Amsted Industries, Inc. 5.625%, due 07/01/27[2]	75,000	79,729
EnPro Industries, Inc. 5.750%, due 10/15/26	150,000	158,250
Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp.
12.250%, due 11/15/26[2]	375,000	388,126
		626,105
Office & business equipment—0.1%
CDW LLC/CDW Finance Corp. 5.000%, due 09/01/25	225,000	233,719
Oil & gas—7.7%
Antero Resources Corp. 5.000%, due 03/01/25[5]	50,000	32,990
5.125%, due 12/01/22[5]	100,000	86,250
5.375%, due 11/01/21	150,000	143,250
5.625%, due 06/01/23[5]	25,000	18,000
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 10.000%, due 04/01/22[2]	25,000	24,500
Bruin E&P Partners LLC 8.875%, due 08/01/23[2]	400,000	262,000
California Resources Corp. 8.000%, due 12/15/22[2]	700,000	238,000
Callon Petroleum Co. 6.125%, due 10/01/24	250,000	239,062
6.375%, due 07/01/26[5]	25,000	23,625
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23	75,000	75,188

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Centennial Resource Production LLC 5.375%, due 01/15/26[2]	150,000	$141,000
6.875%, due 04/01/27[2]	100,000	98,938
Chaparral Energy, Inc. 8.750%, due 07/15/23[2]	150,000	53,250
Chesapeake Energy Corp. 5.500%, due 09/15/26[12]	75,000	32,235
5.750%, due 03/15/23	75,000	44,985
6.625%, due 08/15/20	200,000	191,000
6.875%, due 11/15/20	125,000	120,000
8.000%, due 01/15/25	175,000	91,438
11.500%, due 01/01/25[2,5]	122,000	98,173
Citgo Holding, Inc. 9.250%, due 08/01/24[2]	325,000	347,750
CNX Resources Corp. 5.875%, due 04/15/22	75,000	74,063
7.250%, due 03/14/27[2,5]	125,000	102,125
Comstock Resources, Inc. 7.500%, due 05/15/25[2]	100,000	78,750
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[2]	250,000	252,217
Denbury Resources, Inc. 6.375%, due 12/31/24[2]	118,000	71,853
9.000%, due 05/15/21[2]	460,000	432,400
9.250%, due 03/31/22[2]	140,000	122,413
Diamond Offshore Drilling, Inc. 3.450%, due 11/01/23	75,000	61,594
5.700%, due 10/15/39	50,000	26,750
7.875%, due 08/15/25	300,000	244,875
Endeavor Energy Resources LP/EER Finance, Inc. 5.750%, due 01/30/28[2]	175,000	182,000
Ensign Drilling, Inc. 9.250%, due 04/15/24[2]	275,000	257,812
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, due 05/01/20[9]	492,000	738
9.375%, due 05/01/24[2,9]	186,000	3,720
Extraction Oil & Gas, Inc. 5.625%, due 02/01/26[2]	125,000	61,250
7.375%, due 05/15/24[2]	150,000	74,250
Gazprom PJSC Via Gaz Capital SA 4.950%, due 07/19/22[4]	400,000	424,500
Geopark Ltd. 5.500%, due 01/17/27[2]	500,000	498,750
Global Marine, Inc. 7.000%, due 06/01/28	100,000	83,500
Gulfport Energy Corp. 6.000%, due 10/15/24	50,000	27,560
6.375%, due 05/15/25	100,000	50,000
6.375%, due 01/15/26	175,000	84,316
HighPoint Operating Corp. 7.000%, due 10/15/22	125,000	118,672
Hilcorp Energy I LP/Hilcorp Finance Co. 6.250%, due 11/01/28[2]	325,000	289,250
Indigo Natural Resources LLC 6.875%, due 02/15/26[2]	200,000	183,000
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
KazMunayGas National Co. JSC 4.400%, due 04/30/23[4]		850,000	$903,337
4.400%, due 04/30/23[4]		425,000	451,562
4.750%, due 04/19/27[4]		250,000	280,510
Laredo Petroleum, Inc. 9.500%, due 01/15/25		150,000	136,500
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000%, due 08/01/26[2]		100,000	103,250
Matador Resources Co. 5.875%, due 09/15/26		125,000	122,350
Medco Bell Pte Ltd. 6.375%, due 01/30/27[2]		250,000	241,030
MEG Energy Corp. 7.000%, due 03/31/24[2]		150,000	151,125
7.125%, due 02/01/27[2]		275,000	272,335
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[2]		325,000	238,469
10.500%, due 05/15/27[2]		75,000	60,000
Murphy Oil Corp. 5.750%, due 08/15/25		250,000	257,345
5.875%, due 12/01/27		50,000	51,250
Nabors Industries Ltd. 7.250%, due 01/15/26[2]		125,000	125,156
7.500%, due 01/15/28[2]		100,000	99,000
Nabors Industries, Inc. 4.625%, due 09/15/21		8,000	8,000
5.750%, due 02/01/25		350,000	287,000
Noble Holding International Ltd. 6.200%, due 08/01/40		50,000	17,000
7.750%, due 01/15/24		155,000	79,825
7.875%, due 02/01/26[2]		200,000	143,000
8.950%, due 04/01/45[12]		50,000	20,500
Oasis Petroleum, Inc. 6.250%, due 05/01/26[2]		25,000	19,063
6.500%, due 11/01/21		300,000	297,000
Parkland Fuel Corp. 5.875%, due 07/15/27[2]		150,000	158,955
6.000%, due 04/01/26[2]		75,000	78,938
Parsley Energy LLC/Parsley Finance Corp. 6.250%, due 06/01/24[2]		175,000	181,125
PBF Holding Co. LLC / PBF Finance Corp. 6.000%, due 02/15/28[2]		75,000	76,695
PDC Energy, Inc. 6.125%, due 09/15/24		75,000	75,188
Petrobras Global Finance BV 4.750%, due 01/14/25	EUR	100,000	128,823
5.093%, due 01/15/30[2]		461,000	505,878
6.125%, due 01/17/22		360,000	386,100
6.850%, due 06/05/15		225,000	267,975
6.900%, due 03/19/49		1,075,000	1,311,876
8.750%, due 05/23/26		1,625,000	2,124,687
Petrobras Global Finance Co. 5.093%, due 01/15/30		300,000	329,205
Precision Drilling Corp. 7.125%, due 01/15/26[2]		200,000	190,000
7.750%, due 12/15/23		75,000	73,813

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Range Resources Corp. 5.875%, due 07/01/22		188,000	$178,600
Sanchez Energy Corp. 6.125%, due 01/15/23[9]		350,000	17,325
7.750%, due 06/15/21[9]		475,000	24,368
Sandridge Energy, Inc. 7.500%, due 03/15/21[8,11]		1,425,000	0
Seven Generations Energy Ltd. 5.375%, due 09/30/25[2]		100,000	100,250
6.875%, due 06/30/23[2]		175,000	180,602
Shelf Drilling Holdings Ltd. 8.250%, due 02/15/25[2]		275,000	258,500
SM Energy Co. 5.625%, due 06/01/25[5]		200,000	181,000
6.125%, due 11/15/22		75,000	74,250
6.625%, due 01/15/27		50,000	45,250
6.750%, due 09/15/26		100,000	90,806
Southwestern Energy Co. 7.500%, due 04/01/26[5]		75,000	62,603
7.750%, due 10/01/27[5]		50,000	41,500
SRC Energy, Inc. 6.250%, due 12/01/25		75,000	75,563
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[4]		800,000	844,000
6.950%, due 03/18/30[4]		500,000	618,280
Sunoco LP/Sunoco Finance Corp. 4.875%, due 01/15/23		250,000	256,562
5.500%, due 02/15/26		50,000	51,438
6.000%, due 04/15/27		250,000	263,742
Transocean Guardian Ltd. 5.875%, due 01/15/24[2]		187,877	191,870
Transocean Pontus Ltd. 6.125%, due 08/01/25[2]		89,000	91,670
Transocean Poseidon Ltd. 6.875%, due 02/01/27[2]		100,000	104,500
Transocean Sentry Ltd. 5.375%, due 05/15/23[2]		100,000	100,250
Transocean, Inc. 5.800%, due 10/15/22[12]		175,000	171,062
6.800%, due 03/15/38		25,000	16,000
7.250%, due 11/01/25[2]		50,000	47,125
7.500%, due 04/15/31		200,000	145,500
8.000%, due 02/01/27[2]		275,000	255,970
9.000%, due 07/15/23[2]		275,000	295,735
9.350%, due 12/15/41[12]		450,000	351,000
Tullow Oil PLC 6.250%, due 04/15/22[2,5]		400,000	361,400
7.000%, due 03/01/25[2]		200,000	161,000
UGI International LLC 3.250%, due 11/01/25[2]	EUR	250,000	290,590
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.750%, due 04/15/23[2]		250,000	128,750
9.750%, due 04/15/23[2]		250,000	132,500
Whiting Petroleum Corp. 5.750%, due 03/15/21		25,000	23,375
6.250%, due 04/01/23[5]		150,000	105,000
6.625%, due 01/15/26[5]		175,000	97,991
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
WPX Energy, Inc. 4.500%, due 01/15/30		125,000	$125,777
5.750%, due 06/01/26		25,000	26,188
			23,009,749
Oil & gas services—1.0%
Anton Oilfield Services Group 7.500%, due 12/02/22[4]		500,000	467,722
Apergy Corp. 6.375%, due 05/01/26		75,000	79,500
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[2]		200,000	205,750
6.875%, due 04/01/27[2]		100,000	106,670
Calfrac Holdings LP 8.500%, due 06/15/26[2]		75,000	28,313
Exterran Energy Solutions LP/EES Finance Corp. 8.125%, due 05/01/25		325,000	321,886
FTS International, Inc. 6.250%, due 05/01/22		300,000	166,500
Hilong Holding Ltd. 8.250%, due 09/26/22[4]		500,000	506,300
Honghua Group Ltd. 6.375%, due 08/01/22[4]		400,000	403,115
Nine Energy Service, Inc. 8.750%, due 11/01/23[2]		75,000	63,563
SESI LLC 7.125%, due 12/15/21		100,000	88,750
7.750%, due 09/15/24		150,000	93,392
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26		175,000	182,000
6.875%, due 09/01/27		150,000	156,360
			2,869,821
Packaging & containers—2.2%
ARD Finance SA 5.750% Cash or 5.000% PIK, 5.000%, due 06/30/27[2,7]	EUR	300,000	338,408
7.250% Cash or 6.500% PIK, 6.500%, due 06/30/27[2,7]		400,000	412,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.250%, due 09/15/22[2]		200,000	202,500
Berry Global, Inc. 1.000%, due 01/15/25[2]	EUR	200,000	219,592
6.000%, due 10/15/22		250,000	254,375
Cascades Inc/Cascades USA, Inc. 5.125%, due 01/15/26[2]		50,000	51,625
5.375%, due 01/15/28[2]		50,000	51,735
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[2]		150,000	150,563
7.875%, due 07/15/26[2]		175,000	178,125
Graphic Packaging International LLC 4.750%, due 07/15/27[2]		75,000	81,000
Greif, Inc. 6.500%, due 03/01/27[2]		175,000	188,452

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Hercule Debtco SARL 6.750% Cash or 7.500% PIK, 6.750%, due 06/30/24[4,7]	EUR	250,000	$275,654
6.750% Cash or 7.500% PIK, 6.750%, due 06/30/24[2,7]	EUR	275,000	303,220
Kleopatra Holdings 1 SCA 9.250% Cash or 8.500% PIK, 9.250%, due 06/30/23[4,7]	EUR	715,791	385,016
Matthews International Corp. 5.250%, due 12/01/25[2]		125,000	125,000
Mauser Packaging Solutions Holding Co. 7.250%, due 04/15/25[2,5]		675,000	671,625
OI European Group BV 2.875%, due 02/15/25[2]	EUR	150,000	170,516
3.125%, due 11/15/24[2]	EUR	225,000	262,013
Owens-Brockway Glass Container, Inc. 6.375%, due 08/15/25[2,5]		242,000	269,830
Plastipak Holdings, Inc. 6.250%, due 10/15/25[2]		100,000	88,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, due 07/15/23[2]		450,000	460,687
SAN Miguel Industrias Pet SA 4.500%, due 09/18/22[4]		300,000	306,750
Schoeller Packaging BV 6.375%, due 11/01/24[2]	EUR	125,000	145,566
Sealed Air Corp. 4.000%, due 12/01/27[2]		175,000	175,875
Silgan Holdings, Inc. 3.250%, due 03/15/25	EUR	400,000	449,373
Trident TPI Holdings, Inc. 6.625%, due 11/01/25[2]		100,000	90,750
9.250%, due 08/01/24[2]		125,000	126,875
Trivium Packaging Finance BV 5.500%, due 08/15/26[2]		200,000	210,750
			6,646,375
Pharmaceuticals—2.4%
Bausch Health Americas, Inc. 8.500%, due 01/31/27[2]		200,000	226,250
Bausch Health Cos., Inc. 4.500%, due 05/15/23[4]	EUR	650,000	725,095
5.000%, due 01/30/28[2]		250,000	253,125
5.250%, due 01/30/30[2]		150,000	152,812
5.500%, due 03/01/23[2]		26,000	26,065
5.500%, due 11/01/25[2]		75,000	77,687
5.750%, due 08/15/27[2]		50,000	53,495
5.875%, due 05/15/23[2]		54,000	54,473
6.125%, due 04/15/25[2]		25,000	25,716
7.000%, due 01/15/28[2]		75,000	81,236
7.250%, due 05/30/29[2]		125,000	140,079
9.000%, due 12/15/25[2]		1,350,000	1,523,812
Elanco Animal Health, Inc. 4.900%, due 08/28/28[12]		75,000	85,571
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 07/15/23[2]		546,000	417,690
	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.000%, due 02/01/25[2,12]		200,000	$138,500
HLF Financing SARL LLC/Herbalife International, Inc. 7.250%, due 08/15/26[2]		50,000	52,125
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, due 04/15/20[2]		25,000	20,063
5.625%, due 10/15/23[2]		150,000	59,250
5.750%, due 08/01/22[2]		50,000	23,125
Par Pharmaceutical, Inc. 7.500%, due 04/01/27[2]		250,000	254,375
Teva Pharmaceutical Finance Netherlands II BV 0.375%, due 07/25/20[4]	EUR	605,294	667,944
1.625%, due 10/15/28[4]	EUR	500,000	449,165
1.875%, due 03/31/27[4]	EUR	300,000	284,711
6.000%, due 01/31/25[2]	EUR	100,000	118,665
Teva Pharmaceutical Finance Netherlands III BV 6.000%, due 04/15/24[5]		1,050,000	1,071,000
6.750%, due 03/01/28[5]		200,000	208,300
Vizient, Inc. 6.250%, due 05/15/27[2]		50,000	53,895
			7,244,224
Pipelines—2.2%
Abu Dhabi Crude Oil Pipeline LLC 4.600%, due 11/02/47[4]		300,000	353,625
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 09/15/24		200,000	177,100
5.750%, due 03/01/27[2]		225,000	175,489
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.250%, due 04/01/23[12]		845,000	852,732
DCP Midstream Operating LP 5.125%, due 05/15/29		75,000	79,125
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25		200,000	201,000
EnLink Midstream LLC 5.375%, due 06/01/29		250,000	226,250
EnLink Midstream Partners LP 4.400%, due 04/01/24		25,000	23,869
4.850%, due 07/15/26		200,000	183,000
5.050%, due 04/01/45		75,000	56,250
5.450%, due 06/01/47		100,000	79,000
5.600%, due 04/01/44		150,000	116,700
Genesis Energy LP/Genesis Energy Finance Corp. 7.750%, due 02/01/28		125,000	126,035
Hess Midstream Operations LP 5.125%, due 06/15/28[2]		200,000	207,000
5.625%, due 02/15/26[2]		150,000	157,006
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[2]		250,000	253,985
6.000%, due 08/01/24[2]		175,000	182,910

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
NuStar Logistics LP 6.000%, due 06/01/26		75,000	$78,915
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23		400,000	411,500
Plains All American Pipeline LP (fixed, converts to FRN on 11/15/22), 6.125%, due 11/15/22[6]		475,000	439,992
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22		475,000	417,704
5.750%, due 04/15/25		175,000	134,605
Summit Midstream Partners LP (fixed, converts to FRN on 12/15/22), 9.500%, due 12/15/22[6]		350,000	180,250
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 4.750%, due 10/01/23[2]		125,000	125,159
5.500%, due 09/15/24[2]		75,000	75,751
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.250%, due 11/15/23		125,000	126,041
5.000%, due 01/15/28		300,000	305,250
5.500%, due 03/01/30[2]		75,000	77,351
6.750%, due 03/15/24		50,000	51,621
TransMontaigne Partners LP/TLP Finance Corp. 6.125%, due 02/15/26		100,000	100,250
Transportadora de Gas del Sur SA 6.750%, due 05/02/25[2]		600,000	554,748
6.750%, due 05/02/25[4]		150,000	138,687
			6,668,900
Real estate—4.5%
ADLER Real Estate AG 1.500%, due 12/06/21[4]	EUR	225,000	254,215
Agile Group Holdings Ltd. (fixed, converts to FRN on 12/04/23), 8.375%, due 12/04/23[4,6]		400,000	418,760
Aroundtown SA (fixed, converts to FRN on 01/17/24), 2.125%, due 01/17/24[4,6]	EUR	300,000	334,794
Central China Real Estate Ltd. 7.250%, due 04/24/23[4]		300,000	298,734
Champion Sincerity Holdings Ltd. (fixed, converts to FRN on 02/08/22), 8.125%, due 02/08/22[4,6]		200,000	210,516
China Aoyuan Group Ltd. 5.375%, due 09/13/22[4]		300,000	294,807
7.950%, due 02/19/23[4]		300,000	312,000
China Evergrande Group 7.500%, due 06/28/23[4]		200,000	174,562
9.500%, due 04/11/22[4]		200,000	193,027
9.500%, due 03/29/24[4]		850,000	754,109
10.000%, due 04/11/23[4]		200,000	186,547
China SCE Group Holdings Ltd. 5.875%, due 03/10/22[4]		200,000	198,340
7.375%, due 04/09/24[4]		800,000	801,342
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—(concluded)
CIFI Holdings Group Co. Ltd. 5.500%, due 01/23/22[4]		700,000	$702,625
6.550%, due 03/28/24[4]		200,000	203,563
Consus Real Estate AG 9.625%, due 05/15/24[2]	EUR	300,000	371,842
9.625%, due 05/15/24[4]	EUR	200,000	247,895
Easy Tactic Ltd. 8.625%, due 02/27/24[4]		300,000	308,165
9.125%, due 07/28/22[4]		300,000	315,785
Fantasia Holdings Group Co. Ltd. 7.375%, due 10/04/21[4]		300,000	294,606
10.875%, due 01/09/23[4]		300,000	301,268
11.750%, due 04/17/22[4]		200,000	207,175
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, due 11/15/25[2]		125,000	129,375
Greystar Real Estate Partners LLC 5.750%, due 12/01/25[2]		100,000	103,387
Howard Hughes Corp./The 5.375%, due 03/15/25[2]		75,000	77,250
Hunt Cos., Inc. 6.250%, due 02/15/26[2]		200,000	193,571
Jababeka International BV 6.500%, due 10/05/23[4]		400,000	369,500
Kaisa Group Holdings Ltd.
10.500%, due 01/15/25[4]		300,000	291,513
Kennedy-Wilson, Inc. 5.875%, due 04/01/24		375,000	384,394
KWG Group Holdings Ltd. 7.400%, due 03/05/24[4]		200,000	201,084
7.875%, due 09/01/23[4]		200,000	205,011
Newmark Group, Inc. 6.125%, due 11/15/23		150,000	164,520
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, due 04/01/27[2,5]		25,000	25,934
RKPF Overseas 2019 A Ltd. 6.700%, due 09/30/24[4]		300,000	310,612
7.875%, due 02/01/23[4]		300,000	321,043
Shimao Property Holdings Ltd. 5.600%, due 07/15/26[4]		250,000	262,010
6.125%, due 02/21/24[4]		600,000	633,187
Sunac China Holdings Ltd. 6.500%, due 01/10/25[4]		200,000	193,257
Times China Holdings Ltd. 5.750%, due 04/26/22[4]		200,000	199,350
6.750%, due 07/16/23[4]		200,000	202,562
7.625%, due 02/21/22[4]		400,000	412,592
Yanlord Land HK Co. Ltd. 5.875%, due 01/23/22[4]		500,000	503,310
6.800%, due 02/27/24[4]		200,000	202,563
Yuzhou Properties Co. Ltd. 7.375%, due 01/13/26[4]		400,000	382,185
8.500%, due 02/26/24[4]		200,000	205,810
			13,358,697

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—1.3%
Equinix, Inc. 2.875%, due 02/01/26	EUR	200,000	$229,418
ESH Hospitality, Inc. 4.625%, due 10/01/27[2]		150,000	150,750
5.250%, due 05/01/25[2]		50,000	51,250
FelCor Lodging LP 6.000%, due 06/01/25		575,000	596,562
GEO Group, Inc./The 5.875%, due 10/15/24		25,000	23,188
6.000%, due 04/15/26		200,000	178,000
GLP Capital LP/GLP Financing II, Inc. 5.250%, due 06/01/25		100,000	111,995
HAT Holdings I LLC/HAT Holdings II LLC 5.250%, due 07/15/24[2]		150,000	157,500
Iron Mountain, Inc. 4.875%, due 09/15/29[2]		225,000	229,523
5.750%, due 08/15/24		390,000	393,412
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.250%, due 02/01/27[2]		100,000	99,750
5.250%, due 03/15/22[2]		300,000	308,250
MPT Operating Partnership LP/MPT Finance Corp. 2.550%, due 12/05/23	GBP	150,000	203,675
5.500%, due 05/01/24		100,000	102,125
6.375%, due 03/01/24		325,000	335,491
SBA Communications Corp. 3.875%, due 02/15/27[2]		250,000	253,437
4.000%, due 10/01/22		325,000	330,687
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 7.125%, due 12/15/24[2]		200,000	158,500
			3,913,513
Retail—3.7%
1011778 BC ULC/New Red Finance, Inc. 4.250%, due 05/15/24[2]		100,000	102,125
4.375%, due 01/15/28[2]		275,000	275,660
5.000%, due 10/15/25[2]		275,000	283,440
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[4]		300,000	318,750
5.875%, due 04/04/27[2]		475,000	506,469
6.625%, due 09/27/23[4]		200,000	219,400
Argos Merger Sub, Inc. 7.125%, due 03/15/23[2]		425,000	423,406
Beacon Roofing Supply, Inc. 4.500%, due 11/15/26[2,5]		75,000	77,063
Carvana Co. 8.875%, due 10/01/23[2]		125,000	131,275
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21[5]		430,000	374,100
6.750%, due 06/15/23[12]		150,000	126,937
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20		100,000	50,000
	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
FirstCash, Inc. 5.375%, due 06/01/24[2]		125,000	$128,906
Golden Nugget, Inc. 6.750%, due 10/15/24[2]		750,000	770,775
8.750%, due 10/01/25[2]		221,000	232,220
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[2]		250,000	274,950
7.875%, due 04/01/24[4]		1,100,000	1,209,780
Hillman Group, Inc./The 6.375%, due 07/15/22[2]		200,000	187,000
IRB Holding Corp. 6.750%, due 02/15/26[2]		225,000	234,214
JC Penney Corp., Inc. 6.375%, due 10/15/36		150,000	44,250
8.625%, due 03/15/25[2]		150,000	84,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, due 06/01/27[2]		175,000	184,355
5.000%, due 06/01/24[2]		325,000	334,344
L Brands, Inc. 6.750%, due 07/01/36		300,000	297,690
6.875%, due 11/01/35		100,000	100,250
7.500%, due 06/15/29[5]		50,000	53,719
Lithia Motors, Inc. 4.625%, due 12/15/27[2]		75,000	76,688
5.250%, due 08/01/25[2]		125,000	129,062
Murphy Oil USA, Inc. 4.750%, due 09/15/29		150,000	156,750
Nathan's Famous, Inc. 6.625%, due 11/01/25[2]		150,000	154,500
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG 8.750%, due 10/25/24[2]		103,452	34,139
Penske Automotive Group, Inc. 3.750%, due 08/15/20		125,000	125,547
Pizzaexpress Financing 2 PLC 6.625%, due 08/01/21[4]	GBP	425,000	505,417
Rite Aid Corp. 6.125%, due 04/01/23[2]		125,000	114,062
Shop Direct Funding PLC 7.750%, due 11/15/22[2]	GBP	425,000	543,754
Sonic Automotive, Inc. 6.125%, due 03/15/27		275,000	291,309
Staples, Inc. 7.500%, due 04/15/26[2]		450,000	460,980
10.750%, due 04/15/27[2,5]		500,000	508,150
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.500%, due 06/01/24		375,000	382,500
Superior Plus LP/Superior General Partner, Inc. 7.000%, due 07/15/26[2]		75,000	80,813
Yum! Brands, Inc. 3.875%, due 11/01/23		275,000	283,022
			10,871,771

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Savings & loans—0.0%†
Washington Mutual, Inc. 0.000%, due 09/21/17[8,11,14]		500,000	$6,500
Semiconductors—0.4%
Advanced Micro Devices, Inc. 7.500%, due 08/15/22		270,000	304,582
Amkor Technology, Inc. 6.625%, due 09/15/27[2]		125,000	135,781
Entegris, Inc. 4.625%, due 02/10/26[2]		200,000	206,500
Micron Technology, Inc. 4.975%, due 02/06/26		50,000	56,406
NXP BV/NXP Funding LLC 3.875%, due 09/01/22[2]		400,000	417,957
Qorvo, Inc. 4.375%, due 10/15/29[2]		100,000	104,500
5.500%, due 07/15/26		75,000	79,313
			1,305,039
Software—1.8%
ACI Worldwide, Inc. 5.750%, due 08/15/26[2]		50,000	53,520
Ascend Learning LLC 6.875%, due 08/01/25[2]		100,000	104,500
6.875%, due 08/01/25[2]		75,000	78,375
Camelot Finance SA 4.500%, due 11/01/26[2]		175,000	178,063
Castle U.S. Holding Corp. 9.500%, due 02/15/28[2]		350,000	350,000
CDK Global, Inc. 5.250%, due 05/15/29[2]		50,000	53,500
5.875%, due 06/15/26		175,000	185,938
Donnelley Financial Solutions, Inc. 8.250%, due 10/15/24		225,000	233,438
Dun & Bradstreet Corp./The
10.250%, due 02/15/27[2]		425,000	487,177
Infor US, Inc. 6.500%, due 05/15/22		625,000	627,462
Informatica LLC 7.125%, due 07/15/23[2]		100,000	101,000
InterXion Holding N.V. 4.750%, due 06/15/25[4]	EUR	175,000	208,232
IQVIA, Inc. 3.250%, due 03/15/25[4]	EUR	200,000	225,137
5.000%, due 05/15/27[2]		125,000	131,880
j2 Cloud Services LLC/j2 Cloud Co-Obligor, Inc. 6.000%, due 07/15/25[2]		200,000	211,000
MSCI, Inc. 4.750%, due 08/01/26[2]		175,000	183,313
Open Text Corp. 5.875%, due 06/01/26[2]		325,000	343,281
PTC, Inc. 3.625%, due 02/15/25[2,3]		100,000	100,750
4.000%, due 02/15/28[2,3]		75,000	75,750
Rackspace Hosting, Inc. 8.625%, due 11/15/24[2,5]		25,000	24,750
	Face amount[1]		Value
Corporate bonds—(continued)
Software—(concluded)
RP Crown Parent LLC 7.375%, due 10/15/24[2]		450,000	$464,625
Solera LLC/Solera Finance, Inc.
10.500%, due 03/01/24[2]		325,000	343,674
SS&C Technologies, Inc. 5.500%, due 09/30/27[2]		425,000	449,565
Veritas US, Inc./Veritas Bermuda Ltd.
10.500%, due 02/01/24[2,5]		200,000	183,750
			5,398,680
Storage/Warehousing—0.1%
Algeco Global Finance PLC 8.000%, due 02/15/23[2]		200,000	199,500
Telecommunications—7.7%
Altice France SA 2.500%, due 01/15/25[2]	EUR	125,000	138,458
3.375%, due 01/15/28[2]	EUR	350,000	394,169
3.375%, due 01/15/28[4]	EUR	500,000	563,099
5.500%, due 01/15/28[2]		200,000	203,625
7.375%, due 05/01/26[2]		400,000	425,520
8.125%, due 02/01/27[2]		200,000	223,500
Altice Luxembourg SA 7.625%, due 02/15/25[2,5]		200,000	207,940
8.000%, due 05/15/27[4]	EUR	450,000	563,952
CenturyLink, Inc. 5.125%, due 12/15/26[2]		275,000	281,875
5.625%, due 04/01/20		250,000	250,937
5.800%, due 03/15/22		125,000	131,754
6.750%, due 12/01/23		200,000	221,750
CommScope Technologies LLC 6.000%, due 06/15/25[2]		725,000	691,925
CommScope, Inc. 5.500%, due 03/01/24[2]		150,000	154,125
6.000%, due 03/01/26[2]		50,000	52,438
8.250%, due 03/01/27[2]		75,000	77,063
Connect Finco SARL/Connect US Finco LLC 6.750%, due 10/01/26[2]		400,000	423,500
Digicel Group One Ltd. 8.250%, due 12/30/22[2]		672,000	433,440
Digicel Group Two Ltd. 8.250%, due 09/30/22[2]		753,000	202,150
Digicel Ltd. 6.000%, due 04/15/21[2]		125,000	98,719
6.750%, due 03/01/23[4]		300,000	192,469
Embarq Corp. 7.995%, due 06/01/36		500,000	555,725
Frontier Communications Corp. 8.000%, due 04/01/27[2]		200,000	208,760
8.500%, due 04/01/26[2]		50,000	51,250
10.500%, due 09/15/22		1,525,000	693,875
Hughes Satellite Systems Corp. 6.625%, due 08/01/26[5]		300,000	330,750
Intelsat Connect Finance SA 9.500%, due 02/15/23[2]		700,000	371,000
Intelsat Jackson Holdings SA 8.500%, due 10/15/24[2]		525,000	443,625
9.750%, due 07/15/25[2]		475,000	410,082

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(continued)
Intelsat Luxembourg SA 8.125%, due 06/01/23		215,000	$87,075
Level 3 Financing, Inc. 5.125%, due 05/01/23		50,000	50,235
5.375%, due 08/15/22		42,000	42,168
5.375%, due 05/01/25		75,000	77,437
5.625%, due 02/01/23		250,000	250,076
Millicom International Cellular SA 6.250%, due 03/25/29[4]		200,000	220,460
6.250%, due 03/25/29[2]		250,000	275,575
6.625%, due 10/15/26[2]		325,000	357,906
6.625%, due 10/15/26[4]		250,000	275,625
Nokia of America Corp. 6.450%, due 03/15/29		100,000	106,000
Nokia OYJ 3.375%, due 06/12/22		75,000	76,125
Qualitytech LP/QTS Finance Corp. 4.750%, due 11/15/25[2]		125,000	129,219
RCS & RDS SA 2.500%, due 02/05/25[2]	EUR	200,000	222,171
3.250%, due 02/05/28[2]	EUR	100,000	111,384
SoftBank Group Corp. 3.125%, due 09/19/25[4]	EUR	800,000	910,530
4.000%, due 09/19/29[4]	EUR	300,000	352,192
5.000%, due 04/15/28[4]	EUR	300,000	368,269
Sprint Capital Corp. 6.875%, due 11/15/28		75,000	76,313
8.750%, due 03/15/32		1,145,000	1,268,087
Sprint Communications, Inc. 6.000%, due 11/15/22		25,000	25,813
7.000%, due 03/01/20[2]		75,000	75,233
9.250%, due 04/15/22		225,000	254,812
Sprint Corp. 7.625%, due 03/01/26		75,000	78,274
7.875%, due 09/15/23		500,000	531,195
T-Mobile USA, Inc. 4.000%, due 04/15/22[8]		175,000	179,812
4.500%, due 02/01/26[8]		150,000	154,264
6.000%, due 03/01/23[8]		425,000	432,769
6.000%, due 04/15/24[8]		50,000	51,469
6.375%, due 03/01/25[8]		375,000	387,071
6.500%, due 01/15/24[8]		75,000	76,969
Telecom Argentina SA 6.500%, due 06/15/21[2]		900,000	886,500
6.500%, due 06/15/21[4]		690,000	683,100
Telecom Italia Capital SA 6.000%, due 09/30/34		350,000	393,384
7.200%, due 07/18/36		50,000	62,000
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	400,000	665,430
Telecom Italia SpA 2.375%, due 10/12/27[4]	EUR	700,000	797,979
4.000%, due 04/11/24[4]	EUR	225,000	275,862
5.303%, due 05/30/24[2]		25,000	27,250
Telesat Canada/Telesat LLC 4.875%, due 06/01/27[2]		100,000	102,735
6.500%, due 10/15/27[2]		125,000	130,937
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(concluded)
ViaSat, Inc. 5.625%, due 04/15/27[2]		125,000	$130,925
Virgin Media Finance PLC 5.750%, due 01/15/25[2]		200,000	206,000
6.000%, due 10/15/24[2]		400,000	412,040
Vodafone Group PLC 3.100%, due 01/03/79	EUR	400,000	464,831
(fixed, converts to FRN on 07/03/28), 4.200%, due 10/03/78[4]	EUR	125,000	156,653
(fixed, converts to FRN on 01/04/29), 7.000%, due 04/04/79		275,000	324,287
Windstream Services LLC/Windstream Finance Corp. 6.375%, due 08/01/23[2,9]		54,000	6,210
7.750%, due 10/15/20[9]		275,000	33,000
8.625%, due 10/31/25[2,9]		102,000	99,450
10.500%, due 06/30/24[2,9]		100,000	40,000
Xplornet Communications, Inc. 9.625% Cash or 10.625% PIK, 9.625%, due 06/01/22[2,7]		149,365	150,299
Ypso Finance Bis SA 4.000%, due 02/15/28[2,3]	EUR	100,000	109,657
6.000%, due 02/15/28[2,3]		200,000	197,750
			22,858,282
Textiles—0.3%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC 5.375%, due 05/01/23[2]	EUR	300,000	261,347
5.375%, due 05/01/23[4]	EUR	253,000	220,050
Golden Legacy Pte Ltd. 6.875%, due 03/27/24[4]		300,000	309,558
			790,955
Toys/Games/Hobbies—0.1%
Mattel, Inc. 5.875%, due 12/15/27[2]		50,000	52,558
6.750%, due 12/31/25[2]		125,000	134,062
			186,620
Transportation—0.5%
Cargo Aircraft Management, Inc. 4.750%, due 02/01/28[2]		100,000	101,504
Rumo Luxembourg SARL 5.875%, due 01/18/25[4]		500,000	536,255
Transnet SOC Ltd. 4.000%, due 07/26/22[4]		250,000	254,376
XPO Logistics, Inc. 6.125%, due 09/01/23[2]		150,000	155,063
6.500%, due 06/15/22[2]		419,000	426,332
			1,473,530
Trucking & leasing—0.5%
Avolon Holdings Funding Ltd. 3.625%, due 05/01/22[2]		50,000	51,489
5.250%, due 05/15/24[2]		125,000	137,550
DAE Funding LLC 4.500%, due 08/01/22[2]		350,000	356,293
5.250%, due 11/15/21[2]		300,000	312,000

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Corporate bonds—(concluded)
Trucking & leasing—(concluded)
Fly Leasing Ltd. 5.250%, due 10/15/24	200,000	$207,000
Fortress Transportation & Infrastructure Investors LLC 6.500%, due 10/01/25[2]	175,000	185,792
6.750%, due 03/15/22[2]	50,000	51,500
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[2]	225,000	240,687
		1,542,311
Total corporate bonds (cost—$279,794,487)		276,621,217
Loan assignments—2.9%
Auto manufacturers—0.2%
Navistar International Corp., 2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 3.500%, 5.170%, due 11/06/24[10]	219,200	219,365
Panther BF Aggregator 2 LP, USD Term Loan B, 1 mo. USD LIBOR + 3.500%, 5.160%, due 04/30/26[10]	324,188	326,051
		545,416
Broadcast—0.2%
Camelot U.S. Acquisition 1 Co. 0.000%, due 10/31/26[13]	125,000	125,500
Dealer Tire LLC 0.000%, due 12/12/25[13]	25,000	25,063
Reynolds Consumer Products, Inc. 0.000%, due 01/29/27[13]	25,000	25,104
Spectacle Gary Holdings LLC, Delayed Draw Term Loan, 3 mo. USD LIBOR + 0.500%, 0.500%, due 12/23/25[10]	16,892	17,568
Term Loan B, 1 mo. USD LIBOR + 9.000%, 11.000%, due 12/23/25[10]	233,108	242,432
		435,667
Chemicals—0.1%
Consolidated Energy Finance SA, Term Loan B, 3 mo. USD LIBOR + 2.500%, 4.547%, due 05/07/25[10]	221,625	220,517
Commercial services—0.1%
National Intergovernmental Purchasing Alliance Co., 1st Lien Term Loan, 3 mo. USD LIBOR + 3.750%, 5.695%, due 05/23/25[10]	98,501	98,625
USS Ultimate Holdings, Inc., 1st Lien Term Loan, 6 mo. USD LIBOR + 3.750%, 5.695%, due 08/25/24[10]	171,247	171,639
		270,264
	Face amount[1]	Value
Loan assignments—(continued)
Computer software & services—0.0%†
SS&C Technologies Holdings Europe SARL, 2018 Term Loan B4, 1 mo. USD LIBOR + 1.750%, 3.395%, due 04/16/25[10]	26,900	$26,894
SS&C Technologies, Inc., 2018 Term Loan B3, 1 mo. USD LIBOR + 1.750%, 3.395%, due 04/16/25[10]	37,697	37,689
		64,583
Containers & packaging—0.1%
Flex Acquisition Co., Inc., 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000%, 4.901%, due 12/29/23[10]	286,564	282,744
Distribution/wholesale—0.1%
HD Supply, Inc., Term Loan B5, 1 mo. USD LIBOR + 1.750%, 3.395%, due 10/17/23[10]	173,370	174,091
Electric-generation—0.0%†
Vistra Operations Company LLC, 1st Lien Term Loan B3, 1 mo. USD LIBOR + 1.750%, 3.419%, due 12/31/25[10]	116,579	116,937
Engineering & construction—0.1%
MRO Holdings, Inc., 2019 Term Loan B, 3 mo. USD LIBOR + 5.000%, 6.945%, due 06/04/26[10]	149,250	148,380
Entertainment—0.2%
Caesars Entertainment Operating Co., Exit Term Loan, 1 mo. USD LIBOR + 2.000%, 3.645%, due 10/07/24[10]	223,667	223,823
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, 3 mo. USD LIBOR + 3.000%, 4.945%, due 03/13/25[10]	197,000	197,246
Lions Gate Capital Holdings LLC, 2018 Term Loan B, 1 mo. USD LIBOR + 2.250%, 3.895%, due 03/24/25[10]	77,009	76,495
Merlin Entertainments PLC 0.000%, due 11/04/26[13]	8,712	8,791
0.000%, due 11/13/26[13]	66,288	66,885
		573,240
Financial services—0.1%
Air Methods Corp., 2017 Term Loan B, 3 mo. USD LIBOR + 3.500%, 5.445%, due 04/22/24[10]	120,192	103,064

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Loan assignments—(continued)
Financial services—(concluded)
UFC Holdings LLC, 2019 Term Loan, 1 mo. USD LIBOR + 3.250%, 4.900%, due 04/29/26[10]	99,358	$99,591
		202,655
Gaming—0.1%
Boyd Gaming Corp., Term Loan B3, 1 week USD LIBOR + 2.250%, 3.811%, due 09/15/23[10]	201,443	201,884
Marriott Ownership Resorts, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 4.750%, 3.395%, due 08/29/25[10]	148,875	148,782
		350,666
Health care providers & services—0.0%†
MPH Acquisition Holdings LLC, 2016 Term Loan B, 3 mo. USD LIBOR + 2.750%, 4.695%, due 06/07/23[10]	69,606	68,336
Hotels, restaurants & leisure—0.2%
LTF Merger Sub, Inc., 2017 Term Loan B, 3 mo. USD LIBOR + 2.750%, 4.659%, due 06/10/22[10]	676,623	677,360
Insurance—0.2%
Asurion LLC, 2017 Term Loan B4, 1 mo. USD LIBOR + 3.000%, 4.645%, due 08/04/22[10]	450,061	450,736
Hub International Ltd., 2018 Term Loan B, 3 mo. USD LIBOR + 2.750%, 4.551%, due 04/25/25[10]	73,875	73,649
		524,385
Lodging—0.2%
Golden Nugget, Inc., 2017 Incremental Term Loan B, 1 mo. USD LIBOR + 2.750%, 4.408%, due 10/04/23[10]	138,540	138,727
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 1 mo. USD LIBOR + 1.750%, 3.411%, due 06/22/26[10]	375,000	376,312
RHP Hotel Properties LP, 2017 Term Loan B, 1 mo. USD LIBOR + 2.000%, 3.650%, due 05/11/24[10]	134,602	135,107
		650,146
	Face amount[1]	Value
Loan assignments—(continued)
Media—0.3%
Altice France SA, 2018 Term Loan B13, 1 mo. USD LIBOR + 4.000%, 5.676%, due 08/14/26[10]	443,627	$442,797
Diamond Sports Group LLC, Term Loan, 1 mo. USD LIBOR + 3.250%, 4.910%, due 08/24/26[10]	99,750	99,595
NASCAR Holdings, Inc, Term Loan B, 1 mo. USD LIBOR + 2.750%, 4.408%, due 10/19/26[10]	141,543	142,427
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 1 mo. USD LIBOR + 2.750%, 4.531%, due 09/18/26[10]	124,688	125,186
Sinclair Television Group, Inc., Term Loan B2B, 3 mo. USD LIBOR + 2.500%, 4.180%, due 09/30/26[10]	74,813	75,047
		885,052
Media-publishing—0.1%
Cengage Learning, Inc., 2016 Term Loan B, 1 mo. USD LIBOR + 4.250%, 5.895%, due 06/07/23[10]	223,840	213,277
Metals & mining—0.1%
Aleris International, Inc., 2018 Term Loan, 1 mo. USD LIBOR + 4.750%, 6.395%, due 02/27/23[10]	172,375	172,160
Big River Steel LLC, Term Loan B, 3 mo. USD LIBOR + 5.000%, 6.945%, due 08/23/23[10]	73,129	73,312
Neenah Foundry Co., 2017 Term Loan, 2 mo. USD LIBOR + 6.500%, 8.262%, due 12/13/22[10]	126,282	124,387
		369,859
Oil & gas—0.3%
California Resources Corp., 2017 1st Lien Term Loan, 1 mo. USD LIBOR + 4.750%, 6.400%, due 12/31/22[10]	650,000	586,423
Second Out Term Loan, 1 mo. USD LIBOR + 10.375%, 12.025%, due 12/31/21[10]	75,000	51,969
Citgo Holding, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 7.000%, 8.645%, due 08/01/23[10]	174,563	177,836

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount[1]	Value
Loan assignments—(concluded)
Oil & gas—(concluded)
Keane Group Holdings LLC, 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.750%, 5.438%, due 05/25/25[10]	73,875	$71,197
Parker Drilling Co., 2nd Lien PIK Term Loan, 3 mo. USD LIBOR + 11.000%, 11.000%, due 03/26/24[10]	26,146	26,865
Prairie ECI Acquiror LP, Term Loan B, 3 mo. USD LIBOR + 4.750%, 6.695%, due 03/11/26[10]	97,500	96,362
		1,010,652
Retail—0.0%†
IAA, Inc., Term Loan B, 1 mo. USD LIBOR + 2.250%, 3.938%, due 06/28/26[10]	48,500	48,803
Retail-restaurants—0.0%†
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. USD LIBOR + 1.750%, 3.395%, due 11/19/26[10]	134,382	134,147
Software—0.0%†
Dun & Bradstreet Corp./The, Term Loan, 1 mo. USD LIBOR + 5.000%, 6.661%, due 02/06/26[10]	75,000	75,394
Support-services—0.0%†
Kar Auction Services, Inc., 2019 Term Loan B6, 1 mo. USD LIBOR + 2.250%, 3.938%, due 09/19/26[10]	74,813	75,312
Telephone-integrated—0.1%
IQVIA, Inc., 2018 USD Term Loan B3, 3 mo. USD LIBOR + 1.750%, 3.695%, due 06/11/25[10]	172,677	173,378
Wireless telecommunication services—0.1%
Radiate Holdco LLC, 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000%, 4.645%, due 02/01/24[10]	291,750	291,782
Windstream Holdings, Inc., DIP Term Loan, 1 mo. USD LIBOR + 2.500%, 4.150%, due 02/26/21[10]	100,000	100,188
		391,970
Total loan assignments (cost—$8,747,550)		8,683,231
	Face amount[1]	Value
Non-U.S. government agency obligations—1.3%
Development Bank of Mangolia LLC 7.250%, due 10/23/23	200,000	$212,000
Ecuador Government International Bond 9.500%, due 03/27/30[2]	250,000	214,922
10.500%, due 03/24/20[4]	200,000	200,002
Egypt Government International Bond 6.125%, due 01/31/22[4]	350,000	366,989
7.903%, due 02/21/48[4]	250,000	270,156
Export Credit Bank of Turkey 5.375%, due 10/24/23[4]	750,000	766,406
5.375%, due 10/24/23[4]	200,000	204,375
5.375%, due 10/24/23[2]	200,000	204,375
Province of Santa Fe 7.000%, due 03/23/23[4]	150,000	120,000
Russian Foreign Bond 4.875%, due 09/16/23[4]	1,200,000	1,314,000
Total non-U.S. government agency obligations (cost—$3,761,694)		3,873,225
	Number of shares
Common stocks—0.2%
Chemicals—0.1%
Hexion Holdings Corp., Class B*	17,052	221,676
Energy equipment & services—0.0%†
Parker Drilling Co.*	1,452	24,423
Weatherford International PLC*,11	2,978	84,873
		109,296
Metals & mining—0.0%†
Aleris International[8,11,14]	795	15,900
Elah Holdings, Inc.*	5	320
		16,220
Oil, gas & consumable fuels—0.1%
Amplify Energy Corp.	9	49
Bonanza Creek Energy, Inc.*,5	11,609	211,168
Chaparral Energy, Inc., Class A*,5,8	3,605	3,713
Jones Energy II, Inc.*,11,14	4,014	53,185
		268,115
Software—0.0%†
Avaya Holdings Corp.*	5,969	76,224
Specialty retail—0.0%†
Rue21, Inc.[8,11,14]	16	1,016
Total common stocks (cost—$1,532,027)		692,547
Preferred stocks—0.0%†
Media—0.0%†
MYT Holding Co.[2] (cost—$19,579)	21,052	18,947

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of warrants		Value
Warrants—0.0%†
Oil & Gas—0.0%†
Amplify Energy Corp. expires 04/21/20*,11		2,939	$0
iHeartMedia, Inc. expires 05/01/39*,8		1,347	22,226
SandRidge Energy, Inc. strike price $41.34, expires 10/04/22*,14		2,784	145
SandRidge Energy, Inc. strike price $42.03, expires 10/04/22*		1,172	160
Total Oil & Gas			22,531
Oil, gas & consumable fuels—0.0%†
Jones Energy II, Inc. expires 05/17/24*,11,14		912	9
Paper & forest products- 0.0%†
Appvion Holding Corp. expires 06/13/23*,8,11,14	USD	1,268	238
Total warrants (cost—$24,700)			22,778
	Number of shares	Value
Short-term investments—1.7%
Investment companies—1.7%
State Street Institutional U.S. Government Money Market Fund (cost—$4,913,775)	4,913,775	$4,913,775
Investment of cash collateral from securities loaned—3.7%
Money market funds—3.7%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$10,822,690)	10,822,690	10,822,690
Total investments (cost—$309,616,502)—102.9%		305,648,410
Liabilities in excess of other assets—(2.9)%		(8,515,265)
Net assets—100.0%		$297,133,145

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	GBP	50,000	EUR	58,974	02/04/20	$(620)
SSC	GBP	363,290	EUR	427,000	02/04/20	(6,161)
SSC	USD	131,000	EUR	117,817	02/04/20	(336)
SSC	USD	100,000	EUR	90,311	02/04/20	159
SSC	USD	225,000	EUR	203,098	03/02/20	618
SSC	USD	204,000	GBP	155,806	02/04/20	1,742
SSC	USD	207,000	GBP	158,770	02/04/20	2,656
SSC	EUR	44,642,109	USD	49,860,593	02/04/20	350,284
SSC	EUR	44,256,086	USD	48,868,677	03/02/20	(294,656)
SSC	EUR	512,309	USD	567,036	03/02/20	(2,079)
SSC	GBP	5,076,251	USD	6,648,137	02/04/20	(55,051)
SSC	GBP	5,130,153	USD	6,722,419	03/02/20	(56,816)
SSC	GBP	58,774	USD	77,323	03/02/20	(344)
Net unrealized appreciation (depreciation)						$(60,604)

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$276,608,217	$13,000	$276,621,217
Loan assignments	—	8,683,231	—	8,683,231
Non-U.S. government agency obligations	—	3,873,225	—	3,873,225
Common stocks	622,446	—	70,101	692,547
Preferred stocks	18,947	—	—	18,947
Warrants	22,531	—	247	22,778
Short-term investments	—	4,913,775	—	4,913,775
Investment of cash collateral from securities loaned	—	10,822,690	—	10,822,690
Forward foreign currency contracts	—	355,459	—	355,459
Total	$663,924	$305,256,597	$83,348	$306,003,869
Liabilities
Forward foreign currency contracts	$—	$(416,063)	$—	$(416,063)

At January 31, 2020, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  In US dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $133,410,909, represented 44.9% of the Fund's net assets at period end.

3  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Security, or portion thereof, was on loan at the period end.

6  Perpetual investment. Date shown reflects the next call date.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

PACE High Yield Investments

Portfolio of investments—January 31, 2020 (unaudited)

8  This security is considered restricted. At period end, the value of restricted securities were $1,343,947, represented 0.5% of the Fund's net assets. The table below provides further information.

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 01/31/20	Value as a percentage of net assets
Aleris International	7/30/10	$13,981	0.0%	$15,900	0.0%
Appvion, Inc., 9.000%, due 06/01/20	3/9/16-10/17/16	504,542	0.2	6,500	0.0
Appvion Holding Corp.	8/23/18	—	—	238	0.0
Chaparral Energy, Inc.	6/7/16	278,414	0.1	3,713	0.0
Cloud Peak Energy 3.000%, due 03/15/24	7/30/15-12/17/19	179,344	0.1	5,500	0.0
Cloud Peak Energy 12.000%, due 11/21/21	12/17/19	—	—	—	—
iHeartMedia Inc. expires 05/01/39	7/31/19	22,593	0.1	22,226	0.1
Rue21 Inc.	12/26/18	992	0.0	1,016	0.0
Sandridge Energy, Inc., 7.500%, due 03/15/21	10/04/16	—	—	—	—
T-Mobile USA, Inc., 4.000%, due 04/15/22	3/13/17	175,000	0.1	179,812	0.1
T-Mobile USA, Inc., 4.500%, due 02/01/26	01/22/18-08/14/18	148,437	0.0	154,264	0.1
T-Mobile USA, Inc., 6.000%, due 03/01/23	10/19/17-12/12/18	335,980	0.1	432,769	0.2
T-Mobile USA, Inc., 6.000%, due 04/15/24	6/3/19	52,367	0.0	51,469	0.0
T-Mobile USA, Inc., 6.375%, due 03/01/25	8/7/19	3,887,706	1.3	387,071	0.1
T-Mobile USA, Inc., 6.500%, due 01/15/24	10/3/19	77,536	0.0	76,969	0.0
Washington Mutual, Inc., 0.000%, due 09/21/17	9/21/17	—	—	6,500	0.0

9  Bond interest in default.

10  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

11  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

12  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

13  Position is unsettled. Contract rate was not determined at January 31, 2020 and does not take effect until settlement.

14  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 2.98% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") returned 5.65%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 163. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Stock selection and sector allocation contributed roughly equally to the underperformance. From an absolute return perspective, the energy sector performed worst in the index while information technology performed best. An overweight to energy and underweight to information technology were therefore headwinds for the Fund as compared with the benchmark. Stock selection was weakest within the communication services and information technology sectors, offsetting positive stock selection within the energy sector.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Boston Partners Global Investors, Inc. ("Boston Partners");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver;

Boston Partners: Martin P. MacDonnell, CFA, Mark Donovan, CFA, David J. Pyle, David J. Cohen and Stephanie McGirr;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Andrew R. McIntosh;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the subadvisors include:

• A "deep value" strategy which follows a disciplined investment process.

(continued on next page)

PACE Large Co Value Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor invests in companies with attractive valuations, business fundamentals and business momentum implemented using a blend of quantitative and fundamental analysis.

• A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, quantitative factor based approach to investing.

• A "dividend all cap value" strategy in which the subadvisor invests in a diversified, all-capitalization portfolio of income-producing equity securities.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.88%	8.35%	7.06%	10.30%
Class Y2	2.96	8.63	7.32	10.56
Class P3	2.98	8.59	7.31	10.56
After deducting maximum sales charge
Class A1	(2.80)	2.40	5.85	9.68
Russell 1000 Value Index[4]	5.65	14.88	8.70	11.87

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.54%	22.81%	6.97%	10.51%
Class Y2	8.67	23.10	7.24	10.77
Class P3	8.68	23.08	7.22	10.77
After deducting maximum sales charge
Class A1	2.58	16.04	5.77	9.89

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.44% and 1.44%; Class Y—1.19% and 1.19%; and Class P—1.21% and 1.21% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.14%; Class Y—0.89%; and Class P—0.89% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Value Equity Investments

Portfolio statistics—January 31, 2020 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Bank of America Corp.	2.2%
Verizon Communications, Inc.	2.1
JPMorgan Chase & Co.	2.0
Berkshire Hathaway, Inc., Class B	2.0
Comcast Corp., Class A	1.9
Wells Fargo & Co.	1.9
Citigroup, Inc.	1.8
Pfizer, Inc.	1.6
Procter & Gamble Co./The	1.5
Truist Financial Corp.	1.4
Total	18.4%
Top ten holdings (short holdings)[1]	Percentage of net assets
Zillow Group, Inc., Class C	(0.2)%
Jacobs Engineering Group, Inc.	(0.2)
Catalent, Inc.	(0.2)
Cincinnati Financial Corp.	(0.2)
GCI Liberty, Inc., Class A	(0.2)
Old Republic International Corp.	(0.2)
Madison Square Garden Co./The, Class A	(0.2)
Stericycle, Inc.	(0.2)
Cree, Inc.	(0.1)
Liberty Broadband Corp., Class C	(0.1)
Total	(1.8)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	107.1%
United Kingdom	1.7
Canada	1.5
Netherlands	1.0
Spain	0.5
Total	111.8%
Sectors (long holdings)[1]	Percentage of net assets
Financials	28.2%
Health Care	12.7
Energy	12.4
Industrials	11.5
Consumer Discretionary	10.6
Information Technology	9.4
Communication Services	8.8
Consumer Staples	6.2
Utilities	4.5
Real Estate	4.0
Materials	4.0
Total	112.3%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(13.0)%
Canada	(0.3)
Sweden	(0.1)
Argentina	(0.1)
Total	(13.5)%
Sectors (short holdings)[1]	Percentage of net assets
Financials	(2.7)%
Industrials	(2.1)
Consumer Discretionary	(2.0)
Information Technology	(1.8)
Materials	(1.2)
Communication Services	(1.0)
Health Care	(0.9)
Energy	(0.9)
Consumer Staples	(0.7)
Utilities	(0.2)
Total	(13.5)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—112.2%
Aerospace & defense—1.5%
Curtiss-Wright Corp.	16,030	$2,331,243
Hexcel Corp.	27,260	2,023,237
Huntington Ingalls Industries, Inc.	7,636	1,992,996
United Technologies Corp.[1]	67,553	10,146,461
		16,493,937
Air freight & logistics—1.2%
C.H. Robinson Worldwide, Inc.[2]	25,526	1,843,488
United Parcel Service, Inc., Class B	110,784	11,468,359
		13,311,847
Airlines—1.0%
Copa Holdings SA, Class A	10,400	1,018,784
Delta Air Lines, Inc.	95,719	5,335,377
Southwest Airlines Co.	63,549	3,493,924
United Airlines Holdings, Inc.*	10,720	801,856
		10,649,941
Auto components—0.9%
Aptiv PLC	5,110	433,277
Gentex Corp.	37,913	1,128,670
Lear Corp.	65,250	8,037,495
		9,599,442
Automobiles—0.5%
Ford Motor Co.	657,346	5,797,792
Banks—12.8%
Bank of America Corp.[1]	741,895	24,356,413
BankUnited, Inc.	37,020	1,221,660
Citigroup, Inc.[1]	269,468	20,051,114
Citizens Financial Group, Inc.	19,649	732,515
Fifth Third Bancorp	41,744	1,187,617
First Hawaiian, Inc.	45,950	1,335,307
First Horizon National Corp.[1]	103,500	1,656,000
FNB Corp.	65,720	766,952
ING Groep N.V., ADR[2]	190,709	2,073,007
JPMorgan Chase & Co.[1]	161,665	21,397,979
Pinnacle Financial Partners, Inc.	10,980	648,479
PNC Financial Services Group, Inc./The	61,669	9,160,930
Popular, Inc.	31,830	1,781,207
Prosperity Bancshares, Inc.[2]	9,830	690,066
Sterling Bancorp[1]	57,142	1,142,840
Truist Financial Corp.	293,256	15,123,212
Umpqua Holdings Corp.	55,170	932,373
US Bancorp[1]	236,028	12,561,410
Webster Financial Corp.	7,190	322,543
Wells Fargo & Co.[1]	431,575	20,258,131
Western Alliance Bancorp	28,970	1,600,013
		138,999,768
Beverages—1.0%
Coca-Cola Co./The	36,130	2,109,992
Coca-Cola European Partners PLC	18,458	971,075
PepsiCo, Inc.	57,729	8,198,673
		11,279,740
	Number of shares	Value
Common stocks—(continued)
Biotechnology—2.1%
AbbVie, Inc.	79,974	$6,479,493
Alkermes PLC*	16,500	287,265
Amgen, Inc.	59,951	12,952,414
Biogen, Inc.*	5,650	1,519,003
Gilead Sciences, Inc.	10,440	659,808
Regeneron Pharmaceuticals, Inc.*	1,910	645,465
		22,543,448
Building products—0.4%
Johnson Controls International PLC[1]	40,020	1,578,789
Owens Corning	47,066	2,847,022
		4,425,811
Capital markets—3.1%
Bank of New York Mellon Corp./The	11,800	528,404
BlackRock, Inc.	3,270	1,724,435
Cboe Global Markets, Inc.	3,860	475,629
Eaton Vance Corp.[1]	36,840	1,685,430
Goldman Sachs Group, Inc./The	27,376	6,508,644
KKR & Co., Inc., Class A	140,750	4,489,925
Lazard Ltd., Class A	146,689	6,155,070
Legg Mason, Inc.	29,420	1,151,793
Morgan Stanley	153,933	8,044,539
State Street Corp.	18,475	1,397,264
T. Rowe Price Group, Inc.	7,880	1,052,216
		33,213,349
Chemicals—2.5%
Air Products & Chemicals, Inc.[1]	4,059	968,924
CF Industries Holdings, Inc.	17,760	715,373
Corteva, Inc.	113,239	3,274,872
Dow, Inc.	12,391	570,853
DuPont de Nemours, Inc.	108,607	5,558,506
FMC Corp.	19,658	1,879,108
Linde PLC[1]	7,030	1,428,004
LyondellBasell Industries N.V., Class A	82,674	6,436,998
Mosaic Co./The	144,928	2,875,372
RPM International, Inc.	31,154	2,223,461
Valvoline, Inc.	45,540	959,983
		26,891,454
Commercial services & supplies—0.5%
Clean Harbors, Inc.*	14,951	1,229,271
KAR Auction Services, Inc.[2]	126,065	2,649,886
Republic Services, Inc.	12,210	1,160,561
		5,039,718
Communications equipment—1.1%
Ciena Corp.*	18,880	767,850
Cisco Systems, Inc.	214,466	9,859,002
CommScope Holding Co., Inc.*	24,670	300,604
Motorola Solutions, Inc.	4,560	807,120
		11,734,576
Construction & engineering—0.2%
AECOM*	15,240	735,025
Quanta Services, Inc.	35,990	1,409,009
		2,144,034

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Construction materials—0.5%
CRH PLC, ADR	101,105	$3,800,537
Eagle Materials, Inc.	2,230	203,309
Martin Marietta Materials, Inc.[2]	5,050	1,332,190
Vulcan Materials Co.[2]	3,530	499,954
		5,835,990
Consumer finance—1.8%
Ally Financial, Inc.	10,760	344,643
Capital One Financial Corp.	112,542	11,231,692
Discover Financial Services	30,503	2,291,690
Navient Corp.	60,660	872,291
OneMain Holdings, Inc.	21,630	916,463
Synchrony Financial[1]	120,619	3,909,262
		19,566,041
Containers & packaging—0.2%
Amcor PLC	63,470	672,147
Sealed Air Corp.	19,820	703,610
Sonoco Products Co.[2]	21,647	1,236,910
		2,612,667
Diversified consumer services—0.1%
Grand Canyon Education, Inc.*,1	5,140	402,359
H&R Block, Inc.[2]	47,480	1,101,536
		1,503,895
Diversified financial services—3.1%
Berkshire Hathaway, Inc., Class B*,1	94,048	21,107,193
Equitable Holdings, Inc.	285,283	6,852,498
Voya Financial, Inc.	91,954	5,492,412
		33,452,103
Diversified telecommunication services—2.6%
AT&T, Inc.[1]	115,187	4,333,335
CenturyLink, Inc.	43,723	597,256
Verizon Communications, Inc.[1]	386,756	22,988,777
		27,919,368
Electric utilities—1.1%
Duke Energy Corp.	6,810	664,860
Edison International	119,817	9,171,991
IDACORP, Inc.	13,390	1,502,224
Southern Co./The	5,491	386,567
		11,725,642
Electrical equipment—0.7%
AMETEK, Inc.	24,273	2,358,122
Eaton Corp. PLC	43,345	4,094,802
nVent Electric PLC	50,500	1,257,450
		7,710,374
Electronic equipment, instruments & components—1.4%
Arrow Electronics, Inc.*	9,739	739,580
Corning, Inc.	384,449	10,260,944
Dolby Laboratories, Inc., Class A1	14,630	1,014,444
Jabil, Inc.	41,258	1,604,523
SYNNEX Corp.	7,950	1,095,192
		14,714,683
	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—2.2%
Baker Hughes Co.	162,726	$3,524,645
Halliburton Co.	454,331	9,908,959
National Oilwell Varco, Inc.[2]	413,550	8,523,265
Schlumberger Ltd.	42,760	1,432,888
		23,389,757
Entertainment—0.8%
Cinemark Holdings, Inc.[2]	191,507	6,034,386
Electronic Arts, Inc.*	8,869	957,142
Lions Gate Entertainment Corp., Class B*	14,570	135,938
Take-Two Interactive Software, Inc.*	12,010	1,496,926
Walt Disney Co./The[2]	3,990	551,857
		9,176,249
Equity real estate investment trusts—4.0%
Apple Hospitality REIT, Inc.	50,160	753,403
Brandywine Realty Trust	21,630	337,861
Columbia Property Trust, Inc.	36,160	762,976
CubeSmart	14,460	457,948
Equity Commonwealth	11,280	369,871
Equity Residential	37,669	3,129,541
Essex Property Trust, Inc.	3,523	1,091,284
Highwoods Properties, Inc.	34,580	1,732,804
Iron Mountain, Inc.[2]	289,738	9,158,618
Life Storage, Inc.	13,350	1,510,953
Paramount Group, Inc.	66,190	930,631
Piedmont Office Realty Trust, Inc., Class A	52,147	1,209,289
Prologis, Inc.	6,380	592,574
Public Storage	2,760	617,578
Ryman Hospitality Properties, Inc.	59,997	5,101,545
Sabra Health Care REIT, Inc.	195,958	4,213,097
Service Properties Trust	50,027	1,079,583
Simon Property Group, Inc.[1]	6,770	901,426
Ventas, Inc.	157,720	9,125,679
		43,076,661
Food & staples retailing—0.8%
Sprouts Farmers Market, Inc.*	19,950	311,819
Walgreens Boots Alliance, Inc.	72,238	3,673,302
Walmart, Inc.[1]	38,090	4,360,924
		8,346,045
Food products—0.4%
ConAgra Foods, Inc.	9,390	309,119
Flowers Foods, Inc.	16,770	361,058
Kraft Heinz Co./The[2]	10,900	318,280
Mondelez International, Inc., Class A	12,866	738,251
Nomad Foods Ltd.*	38,116	769,181
Pilgrim's Pride Corp.*	11,410	297,231
Tyson Foods, Inc., Class A	23,210	1,917,842
		4,710,962
Health care equipment & supplies—1.6%
Abbott Laboratories[1]	33,774	2,943,066
Dentsply Sirona, Inc.	13,110	734,160
Medtronic PLC	71,891	8,299,097
Steris PLC	5,280	795,643

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—(concluded)
West Pharmaceutical Services, Inc.	4,845	$755,578
Zimmer Holdings, Inc.	24,561	3,632,572
		17,160,116
Health care providers & services—4.3%
AmerisourceBergen Corp.	16,053	1,373,495
Anthem, Inc.	25,407	6,739,969
Cardinal Health, Inc.	71,621	3,667,711
Cigna Corp.[1]	38,851	7,474,155
CVS Health Corp.	90,674	6,149,511
HCA Healthcare, Inc.	9,740	1,351,912
Humana, Inc.	5,670	1,906,481
McKesson Corp.	60,809	8,671,971
Premier, Inc., Class A*	12,200	424,194
Quest Diagnostics, Inc.	17,938	1,985,198
UnitedHealth Group, Inc.	16,050	4,372,823
Universal Health Services, Inc., Class B	18,716	2,566,151
		46,683,571
Health care technology—0.1%
Change Healthcare, Inc.*,2	59,519	923,735
Hotels, restaurants & leisure—2.3%
Cedar Fair LP	94,832	5,134,204
Extended Stay America, Inc.	365,483	4,722,040
Las Vegas Sands Corp.	54,138	3,535,753
McDonald's Corp.[1]	6,880	1,472,114
Norwegian Cruise Line Holdings Ltd.*,2	8,120	437,262
Royal Caribbean Cruises Ltd.	4,420	517,494
Six Flags Entertainment Corp.	97,114	3,702,957
Wyndham Destinations, Inc.	42,369	2,056,167
Yum China Holdings, Inc.	42,670	1,837,797
Yum! Brands, Inc.	18,940	2,003,284
		25,419,072
Household durables—2.5%
Garmin Ltd.	21,140	2,049,523
Lennar Corp., Class A	39,122	2,596,136
Mohawk Industries, Inc.*	59,179	7,792,690
Newell Brands, Inc.	376,492	7,352,889
PulteGroup, Inc.	31,060	1,386,829
Toll Brothers, Inc.	61,880	2,744,997
Whirlpool Corp.[2]	18,464	2,698,883
		26,621,947
Household products—2.8%
Colgate-Palmolive Co.	28,530	2,104,943
Kimberly-Clark Corp.	85,069	12,185,284
Procter & Gamble Co./The[1]	125,976	15,699,129
		29,989,356
Independent power and renewable electricity producers—2.1%
AES Corp.	491,931	9,769,750
Atlantica Yield PLC	198,239	5,694,415
NRG Energy, Inc.[1]	88,440	3,262,552
Vistra Energy Corp.[1]	193,197	4,350,796
		23,077,513
	Number of shares	Value
Common stocks—(continued)
Industrial conglomerates—1.7%
General Electric Co.	1,037,841	$12,921,120
Honeywell International, Inc.[1]	23,230	4,023,901
Roper Technologies, Inc.[1]	3,780	1,442,675
		18,387,696
Insurance—7.3%
American Financial Group, Inc.	4,574	497,605
American International Group, Inc.	283,968	14,272,232
Aon PLC	5,258	1,158,075
Arthur J. Gallagher & Co.	5,160	529,261
Assured Guaranty Ltd.	25,315	1,160,440
Axis Capital Holdings Ltd.	188,402	12,104,828
Brighthouse Financial, Inc.*	11,450	445,405
Brown & Brown, Inc.	41,500	1,863,350
Chubb Ltd.[1]	46,321	7,040,329
Cincinnati Financial Corp.[2]	19,690	2,066,466
CNA Financial Corp.	83,356	3,720,178
Everest Re Group Ltd.	11,846	3,276,248
Fidelity National Financial, Inc.	228,420	11,135,475
First American Financial Corp.	36,210	2,244,296
Hanover Insurance Group, Inc./The	6,332	877,489
Hartford Financial Services Group, Inc./The	8,550	506,844
Kemper Corp.	15,181	1,129,770
Markel Corp.*	1,170	1,372,375
MetLife, Inc.	158,517	7,879,880
Primerica, Inc.	3,890	461,198
Progressive Corp./The	29,660	2,393,265
Travelers Cos., Inc./The	22,429	2,952,105
		79,087,114
Interactive media & services—0.4%
Alphabet, Inc., Class A*,1	2,918	4,180,852
Internet & direct marketing retail—0.3%
Booking Holdings, Inc.*	1,170	2,141,744
eBay, Inc.	32,725	1,098,251
		3,239,995
IT services—1.2%
Akamai Technologies, Inc.*	12,330	1,151,005
Cognizant Technology Solutions Corp., Class A	98,299	6,033,593
Fidelity National Information Services, Inc.[1]	2,550	366,333
International Business Machines Corp.[1]	7,060	1,014,734
Sabre Corp.	17,330	373,288
Science Applications International Corp.	26,846	2,356,273
VeriSign, Inc.*	6,835	1,422,637
		12,717,863
Life sciences tools & services—0.3%
Bruker Corp.	19,420	960,707
IQVIA Holdings, Inc.*	3,570	554,243
Thermo Fisher Scientific, Inc.[1]	5,644	1,767,644
		3,282,594
Machinery—2.4%
Dover Corp.	32,359	3,684,072
Illinois Tool Works, Inc.	35,221	6,162,971
ITT, Inc.	19,130	1,283,241

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Oshkosh Corp.	8,450	$727,038
Stanley Black & Decker, Inc.	34,558	5,506,126
Timken Co./The	20,670	1,085,795
Westinghouse Air Brake Technologies Corp.[2]	98,201	7,253,126
Woodward, Inc.	3,930	457,098
		26,159,467
Media—5.0%
Altice USA, Inc., Class A*	45,259	1,238,286
Charter Communications, Inc., Class A*	1,860	962,476
Comcast Corp., Class A1	476,977	20,600,637
Discovery, Inc., Class A*,2	77,723	2,274,175
Discovery, Inc., Class C*	49,446	1,373,115
Fox Corp, Class A	106,895	3,963,666
Interpublic Group of Cos., Inc./The	574,889	13,049,980
Liberty Global PLC, Series C*	30,845	600,861
Nexstar Media Group, Inc., Class A2	9,473	1,147,654
Omnicom Group, Inc.[2]	106,709	8,036,255
ViacomCBS, Inc., Class B	32,539	1,110,556
		54,357,661
Metals & mining—0.7%
Barrick Gold Corp.	337,556	6,251,537
Reliance Steel & Aluminum Co.	4,835	555,058
Southern Copper Corp.	7,040	265,267
Yamana Gold, Inc.[2]	222,434	905,307
		7,977,169
Multi-utilities—1.3%
Dominion Energy, Inc.	132,889	11,395,232
MDU Resources Group, Inc.	77,200	2,285,892
		13,681,124
Multiline retail—1.2%
Target Corp.	115,142	12,750,825
Oil, gas & consumable fuels—10.2%
Apache Corp.[2]	15,860	435,198
BP PLC, ADR	37,831	1,366,834
Cenovus Energy, Inc.	480,632	4,186,305
Chevron Corp.[1]	66,634	7,139,167
Cimarex Energy Co.	49,581	2,176,110
ConocoPhillips[1]	152,576	9,067,592
Devon Energy Corp.[2]	22,730	493,696
Enterprise Products Partners LP	392,720	10,120,394
EOG Resources, Inc.	16,890	1,231,450
Exxon Mobil Corp.[1]	142,378	8,844,521
HollyFrontier Corp.	7,830	351,724
Kinder Morgan, Inc.	590,424	12,322,149
Magellan Midstream Partners LP	124,675	7,652,551
Marathon Petroleum Corp.[1]	235,384	12,828,428
Noble Energy, Inc.	166,352	3,288,779
Occidental Petroleum Corp.[2]	20,760	824,587
ONEOK, Inc.	10,665	798,489
Phillips 66	5,354	489,195
Royal Dutch Shell PLC, Class A, ADR	73,303	3,822,751
Total SA, ADR	93,659	4,550,891
	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
Valero Energy Corp.	148,157	$12,491,117
Williams Cos., Inc./The	320,583	6,632,862
		111,114,790
Personal products—0.8%
Coty, Inc., Class A	39,070	400,858
Herbalife Nutrition Ltd.*	20,130	782,050
Unilever PLC, ADR[2]	132,858	7,940,923
		9,123,831
Pharmaceuticals—4.4%
Bristol-Myers Squibb Co.	221,823	13,963,758
GlaxoSmithKline PLC, ADR[2]	104,661	4,898,135
Johnson & Johnson[1]	50,568	7,528,058
Merck & Co., Inc.[1]	32,492	2,776,116
Novo Nordisk A/S, ADR[2]	20,666	1,257,113
Pfizer, Inc.[1]	453,067	16,872,215
		47,295,395
Professional services—0.2%
ManpowerGroup, Inc.	7,870	720,026
Nielsen Holdings PLC	49,690	1,013,676
		1,733,702
Real estate management & development—0.1%
CBRE Group, Inc., Class A*	9,220	562,881
Road & rail—0.5%
Kansas City Southern	14,775	2,492,395
Norfolk Southern Corp.	2,680	558,003
Union Pacific Corp.[1]	16,235	2,912,883
		5,963,281
Semiconductors & semiconductor equipment—3.8%
Analog Devices, Inc.	16,110	1,768,072
First Solar, Inc.*,2	18,595	921,940
Intel Corp.[1]	158,506	10,133,289
KLA Corp.	24,176	4,006,930
Lam Research Corp.	16,861	5,028,119
Micron Technology, Inc.*	102,645	5,449,423
NXP Semiconductors N.V.	37,335	4,736,318
Qorvo, Inc.*	16,845	1,783,212
QUALCOMM, Inc.	73,644	6,282,570
Skyworks Solutions, Inc.	2,850	322,477
Teradyne, Inc.	12,690	837,413
		41,269,763
Software—1.1%
Autodesk, Inc.*	2,640	519,684
CDK Global, Inc.	16,793	901,448
Cerence, Inc.*	4,838	103,291
LogMeIn, Inc.	5,450	468,537
Microsoft Corp.	14,714	2,504,764
Nortonlifelock, Inc.	97,791	2,779,220
Nuance Communications, Inc.*	38,710	732,393
Oracle Corp.	85,697	4,494,808
		12,504,145

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Specialty retail—1.6%
Advance Auto Parts, Inc.	4,250	$559,937
AutoZone, Inc.*	7,230	7,649,051
Best Buy Co., Inc.	35,380	2,996,332
Foot Locker, Inc.	41,883	1,590,298
Home Depot, Inc./The[1]	7,660	1,747,246
L Brands, Inc.	35,430	820,559
Tractor Supply Co.	7,437	691,269
Williams-Sonoma, Inc.	12,580	881,606
		16,936,298
Technology hardware, storage & peripherals—0.8%
Hewlett Packard Enterprise Co.	435,605	6,067,978
HP, Inc.	31,280	666,889
Western Digital Corp.	29,174	1,910,897
		8,645,764
Textiles, apparel & luxury goods—1.2%
Gildan Activewear, Inc.	194,355	5,387,520
PVH Corp.	79,945	6,968,806
Skechers U.S.A., Inc., Class A*	23,700	886,143
		13,242,469
Thrifts & mortgage finance—0.1%
MGIC Investment Corp.	118,360	1,632,184
Tobacco—0.3%
Philip Morris International, Inc.[1]	44,504	3,680,481
Trading companies & distributors—1.1%
Fastenal Co.	273,510	9,540,029
MSC Industrial Direct Co., Inc., Class A	41,121	2,799,107
		12,339,136
Total common stocks (cost—$1,092,915,667)		1,217,607,084
Short-term investments—0.9%
Investment companies—0.9%
State Street Institutional U.S. Government Money Market Fund (cost—$10,111,065)	10,111,065	10,111,065
Investment of cash collateral from securities loaned—1.5%
Money market funds—1.5%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$15,734,168)	15,734,168	15,734,168
Total investments before investments sold short (cost—$1,118,760,900)—114.6%		1,243,452,317
Investments sold short—(13.5)%
Common stocks—(13.5)%
Aerospace & defense—(0.1)%
Cubic Corp.	(13,175)	(860,196)
Air freight & logistics—(0.1)%
CH Robinson Worldwide, Inc.	(6,780)	(489,652)
FedEx Corp.	(2,690)	(389,081)
		(878,733)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Airlines—(0.1)%
American Airlines Group, Inc.	(36,158)	$(970,481)
Auto components—(0.2)%
Autoliv, Inc.	(14,910)	(1,142,553)
Dorman Products, Inc.	(9,421)	(657,586)
		(1,800,139)
Banks—(1.1)%
Commerce Bancshares Inc.	(12,558)	(849,674)
Community Bank System, Inc.	(19,482)	(1,291,072)
CVB Financial Corp.	(41,072)	(853,066)
First Financial Bankshares, Inc.	(41,618)	(1,395,035)
First Republic Bank	(11,654)	(1,292,196)
Glacier Bancorp, Inc.	(13,019)	(551,615)
People's United Financial, Inc.	(93,810)	(1,446,550)
Prosperity Bancshares, Inc.	(16,591)	(1,164,688)
Signature Bank	(3,130)	(444,116)
Trustmark Corp.	(17,761)	(567,997)
United Bankshares, Inc.	(22,695)	(778,439)
Westamerica Bancorp	(21,015)	(1,331,510)
		(11,965,958)
Beverages—(0.1)%
National Beverage Corp.	(16,087)	(690,293)
Biotechnology—(0.2)%
Agios Pharmaceuticals, Inc.	(5,970)	(290,918)
Alnylam Pharmaceuticals, Inc.	(4,780)	(548,696)
Bluebird Bio, Inc.	(7,032)	(560,380)
Moderna, Inc.	(46,066)	(944,814)
		(2,344,808)
Building products—(0.4)%
A.O. Smith Corp.	(23,979)	(1,023,663)
AAON, Inc.	(27,438)	(1,438,849)
Owens Corning	(16,350)	(989,011)
Trex Co., Inc.	(10,557)	(1,037,120)
		(4,488,643)
Capital markets—(0.4)%
FactSet Research Systems, Inc.	(2,219)	(634,878)
KKR & Co., Inc., Class A	(36,632)	(1,168,561)
MarketAxess Holdings, Inc.	(2,706)	(958,411)
Raymond James Financial, Inc.	(16,160)	(1,477,509)
		(4,239,359)
Chemicals—(0.6)%
Albemarle Corp.	(10,070)	(808,420)
Balchem Corp.	(10,616)	(1,146,740)
Ecolab, Inc.	(2,198)	(431,050)
Element Solutions, Inc.	(42,560)	(497,952)
GCP Applied Technologies, Inc.	(22,246)	(494,306)
HB Fuller Co.	(12,686)	(586,220)
International Flavors & Fragrances, Inc.	(11,756)	(1,541,329)
Mosaic Co./The	(12,900)	(255,936)
Quaker Chemical Corp.	(4,171)	(692,469)
RPM International, Inc.	(5,540)	(395,390)
		(6,849,812)

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Commercial services & supplies—(0.2)%
Healthcare Services Group, Inc.	(12,887)	$(329,907)
Stericycle, Inc.	(25,591)	(1,604,044)
		(1,933,951)
Communications equipment—(0.2)%
EchoStar Corp., Class A	(15,510)	(618,927)
ViaSat, Inc.	(16,419)	(1,045,069)
		(1,663,996)
Construction & engineering—(0.2)%
Jacobs Engineering Group, Inc.	(24,094)	(2,229,418)
Construction materials—(0.2)%
Martin Marietta Materials, Inc.	(3,209)	(846,534)
Vulcan Materials Co.	(7,330)	(1,038,148)
		(1,884,682)
Consumer finance—(0.1)%
Santander Consumer USA Holdings, Inc.	(34,300)	(913,066)
Containers & packaging—(0.2)%
Ball Corp.	(11,550)	(833,679)
International Paper Co.	(12,450)	(506,964)
Packaging Corp. of America	(7,990)	(765,043)
Sonoco Products Co.	(9,853)	(563,000)
		(2,668,686)
Distributors—(0.1)%
Genuine Parts Co.	(8,500)	(795,345)
Diversified consumer services—(0.2)%
Chegg, Inc.	(22,736)	(937,405)
Service Corp. International	(15,990)	(766,721)
		(1,704,126)
Diversified financial services—(0.0)%†
Voya Financial, Inc.	(6,700)	(400,191)
Diversified telecommunication services—(0.3)%
Cogent Communications Holdings, Inc.	(14,053)	(996,779)
GCI Liberty, Inc., Class A	(28,200)	(2,063,676)
		(3,060,455)
Electrical equipment—(0.1)%
Sensata Technologies Holding PLC	(19,260)	(910,420)
Electronic equipment, instruments & components—(0.3)%
Arrow Electronics, Inc.	(8,040)	(610,557)
Cognex Corp.	(13,649)	(695,689)
Corning, Inc.	(33,040)	(881,838)
IPG Photonics Corp.	(2,070)	(264,277)
National Instruments Corp.	(27,963)	(1,247,989)
		(3,700,350)
Energy equipment & services—(0.1)%
National Oilwell Varco, Inc.	(55,040)	(1,134,374)
Oceaneering International, Inc.	(16,175)	(200,732)
		(1,335,106)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Entertainment—(0.3)%
Madison Square Garden Co./The, Class A	(5,470)	$(1,620,159)
Roku, Inc.	(2,996)	(362,366)
Walt Disney Co./The	(5,460)	(755,173)
		(2,737,698)
Food & staples retailing—(0.1)%
Casey's General Stores, Inc.	(6,635)	(1,067,306)
Kroger Co./The	(10,740)	(288,477)
		(1,355,783)
Food products—(0.4)%
B&G Foods, Inc.	(26,013)	(417,769)
Bunge Ltd.	(11,945)	(626,276)
Hain Celestial Group, Inc./The	(15,630)	(378,402)
Hormel Foods Corp.	(31,466)	(1,487,083)
Kraft Heinz Co./The	(27,931)	(815,585)
McCormick & Co., Inc.	(2,520)	(411,693)
Post Holdings, Inc.	(5,080)	(531,216)
		(4,668,024)
Gas utilities—(0.1)%
UGI Corp.	(22,870)	(951,163)
Health care equipment & supplies—(0.3)%
Align Technology, Inc.	(2,138)	(549,680)
Cantel Medical Corp.	(5,342)	(347,550)
ICU Medical, Inc.	(4,310)	(786,446)
Nevro Corp.	(11,714)	(1,556,908)
		(3,240,584)
Health care technology—(0.2)%
Cerner Corp.	(11,844)	(850,755)
Teladoc Health, Inc.	(9,144)	(930,036)
		(1,780,791)
Hotels, restaurants & leisure—(0.7)%
Carnival Corp.	(18,920)	(823,588)
Choice Hotels International, Inc.	(13,162)	(1,318,832)
Cracker Barrel Old Country Store, Inc.	(2,574)	(393,642)
Hilton Grand Vacations, Inc.	(21,940)	(700,105)
MGM Resorts International	(16,640)	(516,838)
Norwegian Cruise Line Holdings Ltd.	(10,017)	(539,415)
Shake Shack, Inc., Class A	(8,510)	(574,000)
Six Flags Entertainment Corp.	(19,940)	(760,312)
Texas Roadhouse, Inc.	(9,374)	(585,875)
Vail Resorts, Inc.	(4,268)	(1,000,889)
Wynn Resorts Ltd.	(5,530)	(697,665)
		(7,911,161)
Household durables—(0.1)%
Leggett & Platt, Inc.	(24,369)	(1,159,721)
Household products—(0.1)%
Energizer Holdings, Inc.	(19,270)	(891,430)
Insurance—(1.1)%
Athene Holding Ltd., Class A	(15,480)	(674,309)
Cincinnati Financial Corp.	(20,312)	(2,131,744)

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Insurance—(concluded)
Erie Indemnity Co., Class A	(3,255)	$(541,957)
Hartford Financial Services Group, Inc./The	(700)	(41,496)
Loews Corp.	(29,390)	(1,512,116)
Old Republic International Corp.	(87,660)	(1,976,733)
Prudential Financial, Inc.	(10,820)	(985,269)
Reinsurance Group of America, Inc.	(8,210)	(1,182,651)
RLI Corp.	(14,919)	(1,387,616)
Travelers Cos. Inc/The	(9,120)	(1,200,374)
		(11,634,265)
Interactive media & services—(0.2)%
Zillow Group, Inc., Class C	(48,312)	(2,232,498)
Internet & direct marketing retail—(0.2)%
Expedia Group, Inc.	(5,873)	(636,927)
MercadoLibre, Inc.	(982)	(651,066)
Wayfair, Inc., Class A	(4,866)	(455,944)
		(1,743,937)
IT services—(0.4)%
Gartner, Inc.	(3,026)	(486,520)
LiveRamp Holdings, Inc.	(10,140)	(408,034)
MongoDB, Inc.	(5,598)	(917,568)
Shopify, Inc., Class A	(3,422)	(1,593,489)
Western Union Co./The	(23,720)	(638,068)
		(4,043,679)
Leisure products—(0.2)%
Brunswick Corp.	(15,110)	(949,663)
Mattel, Inc.	(58,646)	(857,991)
		(1,807,654)
Machinery—(0.5)%
Deere & Co.	(5,990)	(949,894)
Flowserve Corp.	(16,034)	(748,467)
John Bean Technologies Corp.	(6,153)	(695,228)
Trinity Industries, Inc.	(66,692)	(1,355,848)
Westinghouse Air Brake Technologies Corp.	(17,736)	(1,309,981)
		(5,059,418)
Marine—(0.0)%†
Kirby Corp.	(6,240)	(457,330)
Media—(0.2)%
Liberty Broadband Corp., Class C	(13,040)	(1,733,407)
News Corp., Class A	(50,160)	(683,179)
		(2,416,586)
Metals & mining—(0.1)%
Compass Minerals International, Inc.	(16,071)	(930,350)
Nucor Corp.	(10,427)	(495,178)
		(1,425,528)
Multi-utilities—(0.1)%
CenterPoint Energy, Inc.	(11,250)	(297,900)
Public Service Enterprise Group, Inc.	(16,740)	(991,008)
		(1,288,908)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Multiline retail—(0.0)%†
Kohl's Corp.	(12,270)	$(524,542)
Oil, gas & consumable fuels—(0.8)%
Apache Corp.	(34,088)	(935,375)
CNX Resources Corp.	(61,224)	(442,649)
Concho Resources, Inc.	(4,910)	(372,080)
Devon Energy Corp.	(22,721)	(493,500)
Hess Corp.	(14,210)	(803,860)
Kinder Morgan, Inc.	(64,660)	(1,349,454)
Matador Resources Co.	(38,732)	(568,198)
Murphy Oil Corp.	(47,237)	(990,088)
Occidental Petroleum Corp.	(29,140)	(1,157,441)
Range Resources Corp.	(92,564)	(277,692)
Targa Resources Corp.	(22,580)	(824,170)
		(8,214,507)
Pharmaceuticals—(0.2)%
Catalent, Inc.	(35,064)	(2,142,411)
Nektar Therapeutics	(24,889)	(495,042)
		(2,637,453)
Professional services—(0.2)%
Thomson Reuters Corp.	(12,793)	(1,027,790)
Verisk Analytics, Inc.	(5,251)	(853,130)
		(1,880,920)
Road & rail—(0.3)%
JB Hunt Transport Services, Inc.	(9,070)	(978,925)
Knight-Swift Transportation Holdings, Inc.	(38,360)	(1,422,389)
Ryder System, Inc.	(6,820)	(325,450)
		(2,726,764)
Semiconductors & semiconductor equipment—(0.3)%
Cree, Inc.	(39,478)	(1,835,332)
Marvell Technology Group Ltd.	(54,900)	(1,319,796)
Universal Display Corp.	(3,690)	(650,068)
		(3,805,196)
Software—(0.5)%
2U, Inc.	(11,430)	(226,428)
FireEye, Inc.	(24,719)	(395,010)
Guidewire Software, Inc.	(10,797)	(1,214,662)
HubSpot, Inc.	(6,017)	(1,088,716)
Proofpoint, Inc.	(5,831)	(716,105)
PTC, Inc.	(6,455)	(536,540)
Workday, Inc., Class A	(3,710)	(684,977)
Zendesk, Inc.	(12,707)	(1,097,885)
		(5,960,323)
Specialty retail—(0.4)%
CarMax, Inc.	(16,050)	(1,557,492)
Carvana Co.	(14,178)	(1,123,606)
Gap, Inc./The	(18,570)	(323,304)
Monro, Inc.	(14,851)	(931,158)
		(3,935,560)

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Textiles, apparel & luxury goods—(0.0)%†
Canada Goose Holdings, Inc.	(14,080)	$(422,400)
Thrifts & mortgage finance—(0.0)%†
TFS Financial Corp.	(16,140)	(329,740)
Trading companies & distributors—(0.0)%†
SiteOne Landscape Supply, Inc.	(4,804)	(463,826)
Total investments sold short (proceeds—$127,150,364)		(145,995,603)
Liabilities in excess of other assets—(1.1)%		(12,421,606)
Net assets—100.0%		$1,085,035,108

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,217,607,084	$—	$—	$1,217,607,084
Short-term investments	—	10,111,065	—	10,111,065
Investment of cash collateral from securities loaned	—	15,734,168	—	15,734,168
Total	$1,217,607,084	$25,845,233	$—	$1,243,452,317
Liabilities
Investments sold short	$(145,995,603)	$—	$—	$(145,995,603)

At January 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares gained 8.73% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") returned 12.24%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 175. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Stock selection was the primary detractor to relative returns. From an absolute return perspective, the energy sector performed worst in the index while information technology performed best. Weak stock selection within information technology, health care and financials drove the majority of the Fund's underperformance, offsetting positive stock selection within the industrials sector.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("JSP");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

JSP: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin, Christopher Eriksen and William Montana;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Giri Devulapally and Joseph Wilson

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.60%	24.68%	12.78%	13.97%
Class Y2	8.73	24.98	13.08	14.27
Class P3	8.73	24.98	13.07	14.26
After deducting maximum sales charge
Class A1	2.64	17.82	11.52	13.33
Russell 1000 Growth Index[4]	12.24	27.94	15.49	15.99

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.32%	31.71%	11.64%	13.07%
Class Y2	7.39	32.02	11.92	13.36
Class P3	7.42	32.02	11.92	13.36
After deducting maximum sales charge
Class A1	1.41	24.48	10.38	12.43

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.14% and 1.13%; Class Y—0.88% and 0.88%; and Class P—0.90% and 0.88% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.13%; Class Y—0.88%; and Class P—0.88% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Growth Equity Investments

Portfolio statistics—January 31, 2020 (unaudited)

Top ten holdings[1]	Percentage of net assets
Microsoft Corp.	5.1%
Alphabet, Inc., Class C	5.0
Apple, Inc.	4.2
Berkshire Hathaway, Inc., Class B	3.8
Amazon.com, Inc.	3.6
Roper Technologies, Inc.	3.0
Adobe, Inc.	2.6
TransDigm Group, Inc.	2.5
U.S. Bancorp	2.5
Markel Corp.	2.4
Total	35.4%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	92.3%
Germany	1.5
United Kingdom	1.2
Argentina	0.7
Netherlands	0.3
Total	96.0%
Sectors[1]	Percentage of net assets
Information Technology	31.9%
Financials	13.7
Communication Services	11.8
Consumer Discretionary	11.1
Industrials	9.6
Health Care	8.5
Materials	3.9
Consumer Staples	3.3
Real Estate	2.6
Total	96.4%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—96.5%
Aerospace & defense—2.9%
Boeing Co./The	15,694	$4,994,929
TransDigm Group, Inc.	46,677	30,026,381
		35,021,310
Automobiles—1.4%
Tesla, Inc.*	25,376	16,508,864
Banks—2.5%
U.S. Bancorp	557,916	29,692,289
Beverages—1.6%
Constellation Brands, Inc., Class A	75,087	14,138,882
Monster Beverage Corp.*	80,050	5,331,330
		19,470,212
Biotechnology—1.6%
Amgen, Inc.	32,193	6,955,298
BioMarin Pharmaceutical, Inc.*	24,644	2,057,774
Exact Sciences Corp.*,1	59,757	5,574,133
Moderna, Inc.*,1	39,628	812,770
Regeneron Pharmaceuticals, Inc.*	5,945	2,009,053
Sarepta Therapeutics, Inc.*,1	13,769	1,596,653
		19,005,681
Capital markets—5.1%
Charles Schwab Corp./The	377,753	17,206,649
CME Group, Inc.	53,979	11,719,381
KKR & Co., Inc., Class A	395,042	12,601,840
MarketAxess Holdings, Inc.	21,388	7,575,202
Morgan Stanley	65,929	3,445,449
MSCI, Inc.	9,090	2,597,922
S&P Global, Inc.	23,162	6,803,374
		61,949,817
Chemicals—2.7%
Air Products & Chemicals, Inc.	24,713	5,899,240
Ecolab, Inc.	110,886	21,745,853
Sherwin-Williams Co./The	8,434	4,697,654
		32,342,747
Communications equipment—0.5%
Arista Networks, Inc.*	29,733	6,640,568
Containers & packaging—1.3%
Ball Corp.	209,644	15,132,104
Diversified financial services—3.8%
Berkshire Hathaway, Inc., Class B*	202,135	45,365,158
Electrical equipment—0.5%
Rockwell Automation, Inc.	30,245	5,796,757
Electronic equipment, instruments & components—0.3%
Amphenol Corp., Class A	42,504	4,227,873
Entertainment—1.9%
Netflix, Inc.*	42,129	14,538,297
Take-Two Interactive Software, Inc.*	70,414	8,776,401
		23,314,698
	Number of shares	Value
Common stocks—(continued)
Equity real estate investment trusts—2.6%
American Tower Corp.	97,875	$22,681,552
Crown Castle International Corp.	37,420	5,607,013
Equinix, Inc.	5,331	3,143,851
		31,432,416
Food & staples retailing—0.3%
Costco Wholesale Corp.	11,509	3,516,230
Health care equipment & supplies—2.0%
Abbott Laboratories	38,734	3,375,281
ABIOMED, Inc.*	4,203	782,977
Boston Scientific Corp.*	137,353	5,750,970
DexCom, Inc.*	32,762	7,887,451
Intuitive Surgical, Inc.*	10,437	5,842,424
		23,639,103
Health care providers & services—1.0%
UnitedHealth Group, Inc.	45,175	12,307,929
Health care technology—0.3%
Veeva Systems, Inc., Class A*	22,391	3,282,744
Hotels, restaurants & leisure—2.5%
Chipotle Mexican Grill, Inc.*	9,272	8,036,599
Domino's Pizza, Inc.	36,564	10,301,907
Las Vegas Sands Corp.	66,489	4,342,396
Starbucks Corp.	84,188	7,141,668
		29,822,570
Industrial conglomerates—5.2%
Honeywell International, Inc.	155,994	27,021,281
Roper Technologies, Inc.	93,484	35,679,103
		62,700,384
Insurance—2.4%
Markel Corp.*	24,408	28,629,852
Interactive media & services—8.6%
Alphabet, Inc., Class A*	11,829	16,948,355
Alphabet, Inc., Class C*	42,185	60,502,992
Facebook, Inc., Class A*	103,244	20,845,996
Match Group, Inc.*,1	63,236	4,946,320
Twitter, Inc.*	23,045	748,502
		103,992,165
Internet & direct marketing retail—4.9%
Alibaba Group Holding Ltd., ADR*	14,312	2,956,716
Amazon.com, Inc.*	21,634	43,456,648
Booking Holdings, Inc.*	2,310	4,228,571
MercadoLibre, Inc.*	12,291	8,148,933
Wayfair, Inc., Class A*,1	9,359	876,938
		59,667,806
IT services—5.9%
Fidelity National Information Services, Inc.	22,141	3,180,776
MasterCard, Inc., Class A	86,017	27,176,211
PayPal Holdings, Inc.*	177,385	20,202,378

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
IT services—(concluded)
Shopify, Inc., Class A*	7,223	$3,363,462
Visa, Inc., Class A	89,536	17,814,978
		71,737,805
Leisure products—0.9%
Hasbro, Inc.	104,419	10,637,164
Life sciences tools & services—3.7%
Illumina, Inc.*	37,019	10,738,101
IQVIA Holdings, Inc.*	96,013	14,906,018
Mettler-Toledo International, Inc.*	17,571	13,304,410
Thermo Fisher Scientific, Inc.	17,861	5,593,887
		44,542,416
Media—1.3%
Charter Communications, Inc., Class A*	30,029	15,538,806
Personal products—1.4%
Estee Lauder Cos., Inc./The, Class A	14,748	2,878,219
Unilever N.V. NY Registered Shares	240,849	14,036,680
		16,914,899
Professional services—0.3%
CoStar Group, Inc.*	6,528	4,262,719
Road & rail—0.6%
Lyft, Inc., Class A*,1	11,563	549,011
Norfolk Southern Corp.	34,430	7,168,671
		7,717,682
Semiconductors & semiconductor equipment—4.4%
Advanced Micro Devices, Inc.*	201,365	9,464,155
Applied Materials, Inc.	137,448	7,970,610
ASML Holding N.V. NY Registered Shares	13,367	3,751,582
Microchip Technology, Inc. [1]	167,512	16,329,070
NVIDIA Corp.	19,788	4,678,477
QUALCOMM, Inc.	32,213	2,748,091
Texas Instruments, Inc.	72,122	8,701,519
		53,643,504
Software—16.4%
Adobe, Inc.*	88,160	30,956,502
Atlassian Corp. PLC, Class A*	26,984	3,966,648
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Autodesk, Inc.*	53,343	$10,500,570
Intuit, Inc.	84,550	23,706,129
Microsoft Corp.	363,751	61,921,333
Oracle Corp.	404,598	21,221,165
Salesforce.com, Inc.*	11,073	2,018,719
SAP SE, ADR	142,582	18,645,448
ServiceNow, Inc.*	38,335	12,966,047
SS&C Technologies Holdings, Inc.	33,360	2,102,014
Synopsys, Inc.*	42,430	6,258,849
Trade Desk, Inc./The, Class A*,1	11,256	3,029,890
		197,293,314
Specialty retail—0.9%
Home Depot, Inc./The	33,169	7,565,849
Ross Stores, Inc.	25,430	2,852,992
		10,418,841
Technology hardware, storage & peripherals—4.2%
Apple, Inc.	165,235	51,141,885
Textiles, apparel & luxury goods—0.6%
Lululemon Athletica, Inc.*	28,547	6,833,866
Total common stocks (cost—$819,660,675)		1,164,142,178
Short-term investments—3.1%
Investment companies—3.1%
State Street Institutional U.S. Government Money Market Fund (cost—$37,429,405)	37,429,405	37,429,405
Investment of cash collateral from securities loaned—1.4%
Money market funds—1.4%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$16,656,744)	16,656,744	16,656,744
Total investments (cost—$873,746,824)—101.0%		1,218,228,327
Liabilities in excess of other assets—(1.0)%		(12,030,457)
Net assets—100.0%		$1,206,197,870

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer topage 262.

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,164,142,178	$—	$—	$1,164,142,178
Short-term investments	—	37,429,405	—	37,429,405
Investment of cash collateral from securities loaned	—	16,656,744	—	16,656,744
Total	$1,164,142,178	$54,086,149	$—	$1,218,228,327

At January 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 1.41% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") returned 2.63%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 182. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period, primarily due to stock selection. Specifically, weak stock selection in energy and information technology offset positive stock selection within the financial sector. Sector allocation modestly detracted relative to the Fund's benchmark, particularly the underweight to REITS, one of the best performing sectors in the benchmark.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their perceived value.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

PACE Small/Medium Co Value Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.27%	9.69%	6.41%	9.87%
Class Y2	1.40	9.98	6.62	10.07
Class P3	1.41	9.92	6.58	10.03
After deducting maximum sales charge
Class A1	(4.30)	3.64	5.21	9.25
Russell 2500 Value Index[4]	2.63	7.10	6.93	11.14

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.16%	25.62%	6.27%	9.95%
Class Y2	7.26	25.90	6.48	10.15
Class P3	7.23	25.79	6.42	10.11
After deducting maximum sales charge
Class A1	1.25	18.70	5.08	9.33

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.22% and 1.22%; Class Y—0.94% and 0.94%; and Class P—1.07% and 1.04% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.29%; Class Y—1.04%; and Class P—1.04% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Value Equity Investments

Portfolio statistics—January 31, 2020 (unaudited)

Top ten holdings[1]	Percentage of net assets
Scotts Miracle-Gro Co./The	2.7%
TransUnion	2.6
MSCI, Inc.	2.4
Lamar Advertising Co., Class A	2.2
W.R. Berkley Corp.	2.1
Broadridge Financial Solutions, Inc.	2.0
Thor Industries, Inc.	2.0
CDW Corp.	2.0
KAR Auction Services, Inc.	1.8
RBC Bearings, Inc.	1.7
Total	21.5%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	89.2%
Bermuda	1.7
Canada	1.4
Luxembourg	0.9
United Kingdom	0.8
Total	94.0%
Sectors[1]	Percentage of net assets
Financials	20.5%
Industrials	19.5
Information Technology	15.9
Consumer Discretionary	8.8
Real Estate	7.8
Materials	6.0
Health Care	5.1
Energy	4.7
Consumer Staples	4.1
Utilities	1.9
Communication Services	1.5
Total	95.8%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—96.0%
Air freight & logistics—1.5%
Expeditors International of Washington, Inc.	84,900	$6,201,096
Auto components—0.5%
Adient PLC*	72,450	1,862,690
Automobiles—2.0%
Thor Industries, Inc.[1]	102,000	8,213,040
Banks—8.9%
Atlantic Capital Bancshares, Inc.*	49,700	937,839
Bank of Hawaii Corp.[1]	62,816	5,628,313
Bank of NT Butterfield & Son Ltd./The	138,130	4,588,679
Bank OZK	93,430	2,539,427
Cathay General Bancorp	77,640	2,799,698
First Citizens BancShares, Inc., Class A	3,400	1,791,188
First Hawaiian, Inc.	140,330	4,077,990
First Horizon National Corp.	196,200	3,139,200
Glacier Bancorp, Inc.	69,700	2,953,189
Popular, Inc.	33,680	1,884,733
Regions Financial Corp.	8,600	133,902
Sterling Bancorp	174,550	3,491,000
Wintrust Financial Corp.	51,770	3,276,006
		37,241,164
Biotechnology—1.0%
Anika Therapeutics, Inc.*	101,600	4,176,776
Building products—0.5%
Resideo Technologies, Inc.*	182,750	1,860,395
Capital markets—3.7%
Artisan Partners Asset Management, Inc., Class A	78,250	2,613,550
Brightsphere Investment Group, Inc.*	29,300	269,853
MSCI, Inc.	34,450	9,845,810
Uranium Participation Corp.*	320,600	932,681
Virtus Investment Partners, Inc.	13,074	1,608,494
		15,270,388
Chemicals—4.3%
Axalta Coating Systems Ltd.*	136,300	3,926,803
Innospec, Inc.	7,092	714,377
Scotts Miracle-Gro Co./The	92,890	11,401,318
Valvoline, Inc.	94,695	1,996,171
		18,038,669
Commercial services & supplies—4.1%
Harsco Corp.*	13,200	196,680
IAA, Inc.*	59,160	2,795,902
KAR Auction Services, Inc.[1]	351,480	7,388,109
Ritchie Bros Auctioneers, Inc.	54,670	2,308,167
Stericycle, Inc.*,1	72,910	4,569,999
		17,258,857
Communications equipment—2.3%
Comtech Telecommunications Corp.	160,411	4,637,482
Plantronics, Inc.[1]	164,402	4,721,625
		9,359,107
	Number of shares	Value
Common stocks—(continued)
Consumer finance—1.9%
Enova International, Inc.*	94,227	$2,361,329
EZCORP, Inc., Class A*	72,395	450,297
Navient Corp.	126,050	1,812,599
Nelnet, Inc., Class A	6,100	349,286
SLM Corp.	285,425	3,116,841
		8,090,352
Containers & packaging—0.5%
Silgan Holdings, Inc.	65,880	2,033,057
Diversified financial services—0.6%
FGL Holdings	246,150	2,375,348
Voya Financial, Inc.	5,100	304,623
		2,679,971
Electric utilities—1.2%
Entergy Corp.	14,400	1,893,888
Evergy, Inc.	23,094	1,666,463
FirstEnergy Corp.	13,500	685,665
Portland General Electric Co.	13,700	842,550
		5,088,566
Electrical equipment—0.4%
EnerSys	25,700	1,849,372
Electronic equipment, instruments & components—3.3%
CDW Corp.	62,450	8,146,602
Zebra Technologies Corp., Class A*	23,400	5,593,068
		13,739,670
Energy equipment & services—1.1%
Core Laboratories N.V.[1]	64,650	2,271,154
Forum Energy Technologies, Inc.*	859,336	910,896
Hunting PLC, ADR	317,650	1,282,131
Superior Energy Services, Inc.*	30,008	157,242
		4,621,423
Entertainment—1.2%
AMC Entertainment Holdings, Inc., Class A	135,179	881,367
Cinemark Holdings, Inc.[1]	125,300	3,948,203
		4,829,570
Equity real estate investment trusts—7.8%
CatchMark Timber Trust, Inc., Class A	52,437	538,004
Granite Real Estate Investment Trust	50,600	2,732,906
Lamar Advertising Co., Class A	99,650	9,248,517
MGM Growth Properties LLC, Class A1	209,063	6,677,472
Office Properties Income Trust	45,275	1,540,708
Outfront Media, Inc.	149,810	4,455,349
Physicians Realty Trust	223,270	4,320,275
QTS Realty Trust, Inc., Class A	52,690	2,997,007
		32,510,238
Food products—2.4%
Conagra Brands, Inc.	17,600	579,392
Lamb Weston Holdings, Inc.	12,900	1,177,899
Post Holdings, Inc.*	35,450	3,707,007

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Food products—(concluded)
TreeHouse Foods, Inc.*	90,470	$4,034,962
Tyson Foods, Inc., Class A	6,800	561,884
		10,061,144
Health care equipment & supplies—1.5%
CONMED Corp.	7,500	762,600
Integra LifeSciences Holdings Corp.*	66,160	3,641,446
Natus Medical, Inc.*	57,010	1,783,843
		6,187,889
Health care providers & services—1.9%
Acadia Healthcare Co., Inc.*	111,440	3,580,567
Hanger, Inc.*	73,000	1,783,390
MEDNAX, Inc.*	82,850	1,911,350
Tenet Healthcare Corp.*	18,200	575,848
		7,851,155
Hotels, restaurants & leisure—3.1%
Cheesecake Factory, Inc./The[1]	138,200	5,306,880
Dave & Buster's Entertainment, Inc.[1]	116,931	5,163,673
El Pollo Loco Holdings, Inc.*,1	174,469	2,404,183
		12,874,736
Household durables—0.2%
Lennar Corp., Class B	13,608	714,556
Household products—0.9%
WD-40 Co.[1]	19,100	3,568,262
Insurance—3.8%
Argo Group International Holdings Ltd.	38,430	2,521,008
Assured Guaranty Ltd.	47,710	2,187,026
Brighthouse Financial, Inc.*	10,700	416,230
CNO Financial Group, Inc.	102,437	1,801,867
W.R. Berkley Corp.	120,575	8,865,880
		15,792,011
Internet & direct marketing retail—0.8%
Despegar.com Corp.*,1	217,525	3,221,545
IT services—6.1%
Broadridge Financial Solutions, Inc.	70,450	8,394,117
Cass Information Systems, Inc.	94,494	5,104,566
Jack Henry & Associates, Inc.	36,550	5,465,687
KBR, Inc.	201,500	5,480,800
Science Applications International Corp.	9,600	842,592
		25,287,762
Life sciences tools & services—0.7%
Syneos Health, Inc.*	47,090	2,889,442
Machinery—6.4%
Altra Industrial Motion Corp.	84,245	2,801,989
Donaldson Co., Inc.	75,500	3,914,675
EnPro Industries, Inc.	43,290	2,529,868
Gates Industrial Corp. PLC*,1	194,660	2,427,410
Graco, Inc.	109,200	5,803,980
	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Miller Industries, Inc.	55,501	$1,909,789
RBC Bearings, Inc.*	47,090	7,322,966
		26,710,677
Media—0.4%
Liberty Latin America Ltd., Class A*	94,800	1,581,264
Metals & mining—1.2%
Allegheny Technologies, Inc.*	189,650	3,271,463
Carpenter Technology Corp.	33,400	1,327,316
Kaiser Aluminum Corp.	5,200	520,780
		5,119,559
Mortgage real estate investment trust—0.9%
Redwood Trust, Inc.	221,950	3,912,979
Multi-utilities—0.7%
NorthWestern Corp.	38,450	2,959,497
Oil, gas & consumable fuels—3.6%
Continental Resources, Inc.	20,000	544,400
Euronav N.V.*	97,400	962,312
Golar LNG Ltd.	205,170	1,973,735
Golar LNG Partners LP	318,591	2,175,977
Parsley Energy, Inc., Class A	138,621	2,306,653
Teekay Tankers Ltd., Class A*	31,863	519,048
Viper Energy Partners LP	149,450	3,259,505
WPX Energy, Inc.*	279,815	3,343,789
		15,085,419
Personal products—0.8%
elf Beauty, Inc.*	212,140	3,326,355
Professional services—3.0%
Resources Connection, Inc.	123,050	1,873,436
TransUnion	117,400	10,765,580
		12,639,016
Road & rail—1.3%
Landstar System, Inc.	47,500	5,260,625
Software—2.6%
American Software, Inc., Class A	483,880	7,224,328
CDK Global, Inc.	66,829	3,587,381
		10,811,709
Specialty retail—0.7%
Ascena Retail Group, Inc.*,1	235,739	1,037,251
Michaels Cos., Inc./The*,1	370,760	1,827,847
		2,865,098
Technology hardware, storage & peripherals—1.7%
Diebold Nixdorf, Inc.*	579,321	6,667,985
Hewlett Packard Enterprise Co.	39,100	544,663
		7,212,648

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Textiles, apparel & luxury goods—1.7%
Capri Holdings Ltd.*	104,900	$3,142,804
Samsonite International SA, ADR[1]	414,640	3,897,616
		7,040,420
Thrifts & mortgage finance—0.6%
Essent Group Ltd.	51,490	2,554,419
Trading companies & distributors—2.2%
Air Lease Corp.	52,790	2,266,803
Beacon Roofing Supply, Inc.*	144,680	4,790,354
MSC Industrial Direct Co., Inc., Class A	32,300	2,198,661
		9,255,818
Total common stocks (cost—$343,925,593)		399,708,406
	Number of shares	Value
Short-term investments—3.4%
Investment companies—3.4%
State Street Institutional U.S. Government Money Market Fund (cost—$14,185,831)	14,185,831	$14,185,831
Investment of cash collateral from securities loaned—4.8%
Money market funds—4.8%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$20,222,893)	20,222,893	20,222,893
Total investments (cost—$378,334,317)—104.2%		434,117,130
Liabilities in excess of other assets—(4.2)%		(17,587,613)
Net assets—100.0%		$416,529,517

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$399,708,406	$—	$—	$399,708,406
Short-term investments	—	14,185,831	—	14,185,831
Investment of cash collateral from securities loaned	—	20,222,893	—	20,222,893
Total	$399,708,406	$34,408,724	$—	$434,117,130

At January 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 2.63% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 5.52%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 189. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio underperformed its benchmark over the reporting period. Stock selection was the primary driver of performance. Stock selection was weak within the information technology, industrial and financial sectors, which offset positive stock selection within the communication services sector. From an absolute return perspective, energy performed worst and REITS performed best in the benchmark during the period.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); Calamos Advisors LLC ("Calamos"), Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Riverbridge: Mark Thompson;

Calamos: Brandon Nelson

Jacobs Levy: Bruce I. Jacobs and Kenneth N. Levy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

• A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

PACE Small/Medium Co Growth Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.47%	10.70%	9.56%	12.48%
Class Y2	2.55	10.75	9.77	12.65
Class P3	2.63	10.91	9.70	12.64
After deducting maximum sales charge
Class A1	(3.17)	4.59	8.32	11.85
Russell 2500 Growth Index[4]	5.52	18.67	11.21	14.50

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.28%	23.87%	8.98%	12.19%
Class Y2	4.23	23.98	9.19	12.37
Class P3	4.34	24.04	9.13	12.35
After deducting maximum sales charge
Class A1	(1.47)	17.09	7.76	11.56

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.21% and 1.21%; Class Y—1.08% and 1.08%; and Class P—1.07% and 1.07% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.33%; Class Y—1.08%; and Class P—1.08% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics—January 31, 2020 (unaudited)

Top ten holdings[1]	Percentage of net assets
Workiva, Inc.	1.3%
Exponent, Inc.	1.3
Teladoc Health, Inc.	1.2
SPS Commerce, Inc.	1.2
Globant SA	1.1
Chemed Corp.	1.1
Amedisys, Inc.	1.1
Mobile Mini, Inc.	1.0
Proto Labs, Inc.	1.0
Domino's Pizza, Inc.	1.0
Total	11.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	95.3%
Canada	1.4
Israel	1.1
Argentina	1.1
Ireland	0.6
Total	99.5%
Sectors[1]	Percentage of net assets
Information Technology	30.2%
Health Care	23.2
Industrials	16.9
Consumer Discretionary	13.1
Financials	6.0
Consumer Staples	3.9
Communication Services	3.5
Materials	2.6
Energy	0.4
Real Estate	0.3
Utilities	0.1
Total	100.2%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—99.4%
Aerospace & defense—2.1%
Astronics Corp.*	38,600	$972,720
Axon Enterprise, Inc.*	5,977	459,093
HEICO Corp.	1,707	208,988
Huntington Ingalls Industries, Inc.	11,734	3,062,574
Mercury Systems, Inc.*	15,221	1,168,212
Spirit AeroSystems Holdings, Inc., Class A	40,090	2,618,679
Triumph Group, Inc.	15,724	321,241
		8,811,507
Air freight & logistics—0.7%
XPO Logistics, Inc.*,1	34,320	3,051,734
Auto components—1.0%
Dorman Products, Inc.*	19,352	1,350,770
Gentex Corp.	86,663	2,579,957
LCI Industries	3,616	390,420
		4,321,147
Banks—0.1%
Atlantic Capital Bancshares, Inc.*	19,100	360,417
Beverages—0.7%
Boston Beer Co., Inc./The, Class A*	3,500	1,247,330
Coca-Cola Consolidated, Inc.	5,800	1,570,698
		2,818,028
Biotechnology—5.0%
Aduro Biotech, Inc.*	46,946	78,869
Adverum Biotechnologies, Inc.*,1	16,100	158,907
Agenus, Inc.*,1	43,168	161,448
Aldeyra Therapeutics, Inc.*	7,232	38,619
Amicus Therapeutics, Inc.*	121,860	1,077,242
Assembly Biosciences, Inc.*	6,538	114,807
Atara Biotherapeutics, Inc.*	15,400	203,742
Athersys, Inc.*,1	51,621	70,205
AVEO Pharmaceuticals, Inc.*,1	219,627	113,218
Beyondspring, Inc.*	8,115	122,861
BioCryst Pharmaceuticals, Inc.*,1	193,875	552,544
Castle Biosciences, Inc.*	22,857	704,910
Catalyst Pharmaceuticals, Inc.*	26,100	107,271
Cidara Therapeutics, Inc.*	24,226	76,312
Coherus Biosciences, Inc.*,1	16,312	294,268
Cyclerion Therapeutics, Inc.*,1	12,599	41,325
Cytokinetics, Inc.*,1	58,889	724,335
CytomX Therapeutics, Inc.*	23,012	170,749
Eagle Pharmaceuticals, Inc.*,1	3,326	179,005
Eiger BioPharmaceuticals, Inc.*	8,746	108,101
Enanta Pharmaceuticals, Inc.*	17,724	913,495
Esperion Therapeutics, Inc.*,1	6,500	351,520
FibroGen, Inc.*	35,246	1,475,045
Global Blood Therapeutics, Inc.*	2,454	160,148
GlycoMimetics, Inc.*	10,745	45,989
Gossamer Bio, Inc.*,1	19,789	262,798
Halozyme Therapeutics, Inc.*	13,948	264,733
Harpoon Therapeutics, Inc.*	2,060	27,377
ImmunoGen, Inc.*	47,900	226,328
Inovio Pharmaceuticals, Inc.*,1	138,641	628,044
Intellia Therapeutics, Inc.*,1	27,775	330,800
	Number of shares	Value
Common stocks—(continued)
Biotechnology—(concluded)
Intercept Pharmaceuticals, Inc.*	13,034	$1,204,472
Ironwood Pharmaceuticals, Inc.*,1	132,490	1,600,479
Karyopharm Therapeutics, Inc.*,1	21,600	348,840
Kiniksa Pharmaceuticals Ltd., Class A*	9,262	136,244
Kura Oncology, Inc.*	6,062	71,168
La Jolla Pharmaceutical Co.*,1	11,115	76,138
Lexicon Pharmaceuticals, Inc.*,1	28,420	87,818
Marker Therapeutics, Inc.*,1	6,111	15,827
Minerva Neurosciences, Inc.*	34,918	283,883
Neurocrine Biosciences, Inc.*	28,550	2,857,284
Pfenex, Inc.*	51,895	556,314
Pieris Pharmaceuticals, Inc.*	9,434	34,906
Precigen, Inc.*	53,800	250,170
Protagonist Therapeutics, Inc.*	2,300	17,365
Puma Biotechnology, Inc.*	16,400	128,904
Radius Health, Inc.*,1	46,995	825,232
Retrophin, Inc.*	62,219	961,906
Rigel Pharmaceuticals, Inc.*	273,843	618,885
Savara, Inc.*,1	7,900	20,698
Seres Therapeutics, Inc.*,1	50,089	163,290
Spectrum Pharmaceuticals, Inc.*	85,203	215,564
Spero Therapeutics, Inc.*	2,511	23,126
Sutro Biopharma, Inc.*,1	2,707	27,720
Syndax Pharmaceuticals, Inc.*	11,052	103,668
Syros Pharmaceuticals, Inc.*	11,400	80,484
UNITY Biotechnology, Inc.*,1	41,467	244,655
Veracyte, Inc.*,1	6,467	169,759
Vericel Corp.*,1	33,268	545,595
		21,455,409
Building products—1.5%
Advanced Drainage Systems, Inc.	24,783	1,030,229
Apogee Enterprises, Inc.	16,439	523,089
Builders FirstSource, Inc.*	71,100	1,762,924
Lennox International, Inc.	9,820	2,287,864
Masonite International Corp.*	7,500	563,325
Trex Co., Inc.*	5,004	491,593
		6,659,024
Capital markets—1.3%
Assetmark Financial Holdings, Inc.	8,132	238,512
E*TRADE Financial Corp.	11,188	476,832
Evercore, Inc., Class A	3,900	298,818
Greenhill & Co., Inc.[1]	8,360	130,918
LPL Financial Holdings, Inc.	47,312	4,358,854
		5,503,934
Chemicals—2.3%
Axalta Coating Systems Ltd.*	72,600	2,091,606
CF Industries Holdings, Inc.	24,100	970,748
Element Solutions, Inc.*	97,996	1,146,553
Kraton Corp.*	48,600	799,470
PolyOne Corp.	49,800	1,652,364
RPM International, Inc.	8,700	620,919
W. R. Grace & Co.	39,400	2,653,984
		9,935,644

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—3.5%
Casella Waste Systems, Inc., Class A*	14,609	$747,835
Cimpress PLC*,1	21,058	2,519,169
Healthcare Services Group, Inc.	79,270	2,029,312
Knoll, Inc.	11,521	285,260
Mobile Mini, Inc.	108,825	4,542,355
Pitney Bowes, Inc.[1]	164,100	613,734
Ritchie Bros Auctioneers, Inc.	98,022	4,138,489
		14,876,154
Communications equipment—0.8%
AudioCodes Ltd.	13,763	295,079
Calix, Inc.*	26,665	244,251
Casa Systems, Inc.*	62,623	251,118
DASAN Zhone Solutions, Inc.*	10,231	90,647
Extreme Networks, Inc.*	207,900	1,226,610
F5 Networks, Inc.*	10,540	1,287,145
Viavi Solutions, Inc.*	16,642	234,652
		3,629,502
Construction & engineering—1.2%
Argan, Inc.	1,187	49,984
Comfort Systems USA, Inc.	23,000	1,067,200
EMCOR Group, Inc.	24,900	2,046,033
MasTec, Inc.*	2,505	144,664
MYR Group, Inc.*	17,800	511,216
Primoris Services Corp.	5,154	109,935
Quanta Services, Inc.	28,200	1,104,030
Sterling Construction Co., Inc.*	15,000	197,625
		5,230,687
Consumer finance—1.1%
Curo Group Holdings Corp.*,1	4,423	46,043
Elevate Credit, Inc.*	1,460	8,483
Green Dot Corp., Class A*	58,801	1,768,734
LendingTree, Inc.*,1	1,102	342,942
PRA Group, Inc.*,1	65,003	2,298,506
World Acceptance Corp.*,1	2,340	202,340
		4,667,048
Diversified consumer services—1.8%
Chegg, Inc.*,1	95,285	3,928,601
Grand Canyon Education, Inc.*	46,978	3,677,438
K12, Inc.*	5,568	89,867
Select Interior Concepts, Inc., Class A*	8,689	71,771
		7,767,677
Diversified financial services—0.3%
Marlin Business Services Corp.	1,600	31,520
Voya Financial, Inc.	21,200	1,266,276
		1,297,796
Diversified telecommunication services—0.9%
Bandwidth, Inc., Class A*,1	5,945	421,857
Cogent Communications Holdings, Inc.	40,900	2,901,037
Ooma, Inc.*	17,300	227,149
ORBCOMM, Inc.*	100,431	360,548
		3,910,591
	Number of shares	Value
Common stocks—(continued)
Electric utilities—0.1%
Genie Energy Ltd., Class B	15,862	$114,682
Spark Energy, Inc., Class A1	13,742	130,412
		245,094
Electrical equipment—0.2%
TPI Composites, Inc.*,1	42,754	887,146
Electronic equipment, instruments & components—1.7%
Airgain, Inc.*	4,050	38,272
Intellicheck, Inc.*	23,900	202,194
Jabil, Inc.	46,327	1,801,657
Luna Innovations, Inc.*	46,504	380,868
National Instruments Corp.	75,258	3,358,765
Rogers Corp.*	14,593	1,718,326
		7,500,082
Energy equipment & services—0.0%†
FTS International, Inc.*,1	31,793	19,457
Entertainment—0.4%
Glu Mobile, Inc.*	85,400	503,860
Madison Square Garden Co./The, Class A*	4,790	1,418,750
		1,922,610
Food & staples retailing—0.8%
Grocery Outlet Holding Corp.*,1	7,726	252,950
Performance Food Group Co.*	64,461	3,338,435
		3,591,385
Food products—1.9%
Calavo Growers, Inc.[1]	25,216	1,931,798
Freshpet, Inc.*,1	37,058	2,330,207
Post Holdings, Inc.*	13,500	1,411,695
Sanderson Farms, Inc.	16,976	2,337,425
		8,011,125
Gas utilities—0.1%
Chesapeake Utilities Corp.	4,000	384,840
Health care equipment & supplies—6.0%
Accuray, Inc.*	204,800	796,672
Apyx Medical Corp.	26,128	198,311
AxoGen, Inc.*	30,904	381,973
Axonics Modulation Technologies, Inc.*,1	17,525	508,751
Cantel Medical Corp.[1]	23,320	1,517,199
Cardiovascular Systems, Inc.*	39,100	1,774,749
Cutera, Inc.*	43,862	1,236,031
Establishment Labs Holdings, Inc.*,1	19,428	529,996
GenMark Diagnostics, Inc.*,1	55,608	299,727
Heska Corp.*,1	21,945	2,198,670
Inogen, Inc.*	20,554	909,926
Insulet Corp.*	2,371	460,069
Itamar Medical Ltd., ADR*	14,633	230,177
LivaNova PLC*	33,962	2,308,397
Masimo Corp.*	11,793	2,011,886
Meridian Bioscience, Inc.	29,420	289,493
Natus Medical, Inc.*	3,583	112,112
Neogen Corp.*	40,192	2,703,716
Neuronetics, Inc.*	14,421	52,348

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—(concluded)
Novocure Ltd.*	18,278	$1,488,926
Orthofix Medical, Inc.*	14,800	640,248
OrthoPediatrics Corp.*,1	38,496	1,768,121
Penumbra, Inc.*,1	1,884	330,567
Surmodics, Inc.*	18,600	732,654
Tactile Systems Technology, Inc.*	11,353	637,925
Varex Imaging Corp.*	38,061	1,052,387
Zynex, Inc.*,1	47,858	459,915
		25,630,946
Health care providers & services—6.0%
Addus HomeCare Corp.*	6,248	589,436
Amedisys, Inc.*	25,671	4,530,675
AMN Healthcare Services, Inc.*	51,025	3,438,064
Chemed Corp.	9,842	4,596,608
Cross Country Healthcare, Inc.*	20,476	202,712
Ensign Group, Inc./The	4,381	198,021
Exagen, Inc.	41,047	847,621
Fulgent Genetics, Inc.*,1	18,030	241,241
Joint Corp./The*	13,728	229,258
LHC Group, Inc.*	8,485	1,236,689
Magellan Health, Inc.*	19,816	1,450,729
Molina Healthcare, Inc.*	23,860	2,934,064
Pennant Group, Inc./The*	6,299	166,294
Providence Service Corp./The*	1,923	124,707
R1 RCM, Inc.*	20,763	259,537
Tenet Healthcare Corp.*	44,866	1,419,560
US Physical Therapy, Inc.	28,148	3,297,257
		25,762,473
Health care technology—3.3%
Castlight Health, Inc., Class B*	93,842	116,364
Evolent Health, Inc., Class A*,1	100,634	1,014,391
HealthStream, Inc.*	37,100	947,905
Inovalon Holdings, Inc., Class A*,1	117,971	2,390,092
Inspire Medical Systems, Inc.*	24,917	1,863,792
NextGen Healthcare, Inc.*	51,771	717,546
Omnicell, Inc.*	10,352	841,411
OptimizeRx Corp.*,1	30,980	342,329
Phreesia, Inc.*	22,277	690,587
Teladoc Health, Inc.*,1	50,323	5,118,352
		14,042,769
Hotels, restaurants & leisure—3.8%
Bloomin' Brands, Inc.	46,300	961,651
Brinker International, Inc.[1]	31,282	1,335,429
Dave & Buster's Entertainment, Inc.[1]	26,489	1,169,754
Denny's Corp.*	45,441	930,177
Domino's Pizza, Inc.	15,580	4,389,665
Eldorado Resorts, Inc.*	5,561	332,437
Everi Holdings, Inc.*	53,578	669,725
Golden Entertainment, Inc.*	16,597	284,805
Kura Sushi USA, Inc., Class A*,1	14,035	316,068
Marriott Vacations Worldwide Corp.	2,052	246,732
Noodles & Co.*,1	84,582	603,915
Planet Fitness, Inc., Class A*	13,766	1,112,155
PlayAGS, Inc.*	67,545	694,363
Scientific Games Corp., Class A*	36,400	904,176
Wingstop, Inc.	24,330	2,257,094
		16,208,146
	Number of shares	Value
Common stocks—(continued)
Household durables—2.1%
GoPro, Inc., Class A*,1	237,600	$936,144
Hamilton Beach Brands Holding Co., Class A	9,165	144,807
KB Home	33,300	1,250,415
LGI Homes, Inc.*,1	4,692	374,140
NVR, Inc.*	933	3,561,233
Sonos, Inc.*	82,722	1,134,946
TopBuild Corp.*	14,616	1,673,678
		9,075,363
Insurance—2.4%
Axis Capital Holdings Ltd.	14,900	957,325
eHealth, Inc.*	16,678	1,753,859
Everest Re Group Ltd.	12,480	3,451,594
James River Group Holdings Ltd.	22,444	963,745
Kinsale Capital Group, Inc.	8,561	977,837
Palomar Holdings, Inc.*	20,204	1,079,904
Trupanion, Inc.*,1	31,170	994,946
Universal Insurance Holdings, Inc.	13,549	329,783
		10,508,993
Interactive media & services—0.9%
EverQuote, Inc., Class A*	27,028	991,657
Meet Group, Inc./The*	62,323	332,182
Travelzoo*	10,100	102,515
TrueCar, Inc.*,1	160,390	593,443
Yelp, Inc.*	50,400	1,643,040
		3,662,837
Internet & direct marketing retail—0.2%
Groupon, Inc.*	11,735	33,797
Quotient Technology, Inc.*	26,800	269,876
Rubicon Project, Inc./The*	71,672	670,850
		974,523
IT services—2.6%
Brightcove, Inc.*	51,025	441,877
Cass Information Systems, Inc.	25,639	1,385,019
Endurance International Group Holdings, Inc.*	92,787	437,955
Euronet Worldwide, Inc.*	5,828	918,726
ExlService Holdings, Inc.*	27,210	1,989,323
Fastly, Inc., Class A*,1	21,681	488,039
GDS Holdings Ltd., ADR*	24,270	1,255,002
MAXIMUS, Inc.	35,415	2,541,026
Unisys Corp.*	48,500	470,935
WNS Holdings Ltd., ADR*	15,490	1,105,366
		11,033,268
Leisure products—0.3%
YETI Holdings, Inc.*,1	38,361	1,394,806
Life sciences tools & services—0.8%
Bio-Techne Corp.	13,053	2,740,738
Fluidigm Corp.*	140,196	538,353
		3,279,091
Machinery—3.4%
Allison Transmission Holdings, Inc.	76,300	3,372,460
Federal Signal Corp.	15,465	497,354

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Kornit Digital Ltd.*	56,470	$2,359,317
LB Foster Co., Class A*	7,167	121,552
Lincoln Electric Holdings, Inc.	7,806	696,139
Proto Labs, Inc.*	43,442	4,496,247
REV Group, Inc.[1]	25,753	257,530
Spartan Motors, Inc.	17,771	302,107
SPX Corp.*	19,800	971,586
Terex Corp.	64,545	1,636,216
		14,710,508
Media—1.1%
Cable One, Inc.	2,252	3,837,476
Cardlytics, Inc.*,1	10,007	839,787
		4,677,263
Metals & mining—0.0%†
Ryerson Holding Corp.*	7,400	75,850
Multiline retail—0.5%
Ollie's Bargain Outlet Holdings, Inc.*,1	40,510	2,148,650
Oil, gas & consumable fuels—0.4%
Dorian LPG Ltd.*	17,149	224,995
Scorpio Tankers, Inc.	10,667	248,968
World Fuel Services Corp.	30,964	1,211,311
		1,685,274
Paper & forest products—0.3%
Boise Cascade Co.	31,000	1,122,200
Verso Corp., Class A*	6,107	102,903
		1,225,103
Personal products—0.5%
elf Beauty, Inc.*	17,400	272,832
Herbalife Nutrition Ltd.*	16,710	649,184
Lifevantage Corp.*	25,085	410,892
USANA Health Sciences, Inc.*	13,977	862,381
		2,195,289
Pharmaceuticals—2.1%
Akorn, Inc.*	44,974	68,810
Amphastar Pharmaceuticals, Inc.*	29,164	551,491
Chiasma, Inc.*,1	12,105	57,136
Corcept Therapeutics, Inc.*,1	69,519	880,806
Cymabay Therapeutics, Inc.*	11,750	18,095
Endo International PLC*	57,800	327,726
Jazz Pharmaceuticals PLC*	16,898	2,422,328
Marinus Pharmaceuticals, Inc.*,1	17,409	35,340
MyoKardia, Inc.*,1	5,626	382,737
Omeros Corp.*,1	41,219	525,954
Pacira BioSciences, Inc.*	36,100	1,560,242
Recro Pharma, Inc.*	40,944	675,167
Theravance Biopharma, Inc.*,1	62,100	1,731,348
		9,237,180
Professional services—3.1%
Barrett Business Services, Inc.	14,500	1,201,035
Exponent, Inc.	74,365	5,411,541
Forrester Research, Inc.	9,122	377,377
	Number of shares	Value
Common stocks—(continued)
Professional services—(concluded)
Insperity, Inc.	35,620	$3,112,120
Korn Ferry	42,642	1,747,469
TriNet Group, Inc.*	22,079	1,259,828
		13,109,370
Real estate management & development—0.3%
Altisource Portfolio Solutions SA*	3,241	60,282
Redfin Corp.*,1	45,160	1,098,743
		1,159,025
Road & rail—0.8%
Landstar System, Inc.	31,500	3,488,625
Semiconductors & semiconductor equipment—3.8%
ACM Research, Inc., Class A*	11,285	392,041
Advanced Energy Industries, Inc.*	19,590	1,370,125
Ambarella, Inc.*	14,500	857,530
Cabot Microelectronics Corp.	17,456	2,540,022
Diodes, Inc.*	17,820	920,225
Inphi Corp.*	40,600	3,083,976
Kulicke & Soffa Industries, Inc.	4,832	125,100
Lattice Semiconductor Corp.*	59,531	1,107,277
Nova Measuring Instruments Ltd.*	17,508	666,004
PDF Solutions, Inc.*	11,504	181,303
Power Integrations, Inc.	24,322	2,375,530
Silicon Laboratories, Inc.*	21,800	2,143,158
SiTime Corp.*	21,377	543,403
		16,305,694
Software—20.5%
2U, Inc.*,1	43,456	860,863
Agilysys, Inc.*	27,682	899,665
Alarm.com Holdings, Inc.*	59,732	2,624,027
Benefitfocus, Inc.*,1	34,496	638,176
Blackline, Inc.*	49,715	3,041,066
Box, Inc., Class A*,1	145,605	2,188,443
ChannelAdvisor Corp.*	25,800	241,488
CommVault Systems, Inc.*	53,800	2,422,076
Cornerstone OnDemand, Inc.*	53,412	3,140,626
Descartes Systems Group, Inc./The*	38,462	1,723,482
Domo, Inc., Class B*,1	9,400	227,668
Dropbox, Inc., Class A*	38,981	663,457
Dynatrace, Inc.*	20,553	643,514
Everbridge, Inc.*,1	16,364	1,483,233
FireEye, Inc.*	158,600	2,534,428
Five9, Inc.*	51,859	3,719,846
ForeScout Technologies, Inc.*	39,359	1,122,125
Globant SA*	38,385	4,709,839
HubSpot, Inc.*	19,420	3,513,855
LivePerson, Inc.*,1	15,704	644,021
Manhattan Associates, Inc.*	15,455	1,320,784
MicroStrategy, Inc., Class A*	15,730	2,391,432
Mitek Systems, Inc.*	30,991	302,472
MobileIron, Inc.*	206,745	986,174
Model N, Inc.*	37,721	1,176,518
New Relic, Inc.*	32,301	2,132,189
Nice Ltd., ADR*,1	4,079	702,812
Nutanix, Inc., Class A*	36,300	1,178,661

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Software—(concluded)
Paylocity Holding Corp.*	21,836	$3,098,310
Pegasystems, Inc.	46,822	4,036,525
Pluralsight, Inc., Class A*,1	97,200	1,884,708
Progress Software Corp.	54,065	2,439,953
PROS Holdings, Inc.*	41,824	2,509,440
QAD, Inc., Class A	14,500	746,025
Qualys, Inc.*	14,001	1,200,446
Rapid7, Inc.*	10,028	595,463
RingCentral, Inc., Class A*,1	8,309	1,708,164
Rosetta Stone, Inc.*	7,761	133,101
SailPoint Technologies Holding, Inc.*	13,598	341,174
Sapiens International Corp. N.V.	20,847	530,139
Seachange International, Inc.*	45,500	202,020
SecureWorks Corp., Class A*,1	6,348	99,854
ShotSpotter, Inc.*,1	15,928	437,224
Sprout Social, Inc.,Class A*	26,077	535,361
SPS Commerce, Inc.*	88,600	5,035,138
Telaria, Inc.*	172,819	1,754,113
Telenav, Inc.*	53,200	238,868
Tenable Holdings, Inc.*	33,157	903,528
Teradata Corp.*	90,065	2,192,182
Varonis Systems, Inc.*,1	36,316	3,038,197
Verint Systems, Inc.*	23,341	1,353,778
Workiva, Inc.*	123,155	5,602,321
		87,848,972
Specialty retail—3.4%
Asbury Automotive Group, Inc.*	3,994	385,221
Boot Barn Holdings, Inc.*	24,858	1,043,290
Five Below, Inc.*	28,719	3,251,565
Floor & Decor Holdings, Inc., Class A*,1	57,133	2,817,228
Lithia Motors, Inc., Class A	9,528	1,292,378
MarineMax, Inc.*	12,044	240,037
National Vision Holdings, Inc.*	74,740	2,550,129
Rent-A-Center, Inc.	55,182	1,607,452
Sleep Number Corp.*	24,474	1,262,614
		14,449,914
Technology hardware, storage & peripherals—0.7%
Avid Technology, Inc.*	81,282	683,175
Diebold Nixdorf, Inc.*	13,100	150,781
Pure Storage, Inc., Class A*	133,500	2,376,300
		3,210,256
	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—0.4%
Beacon Roofing Supply, Inc.*	10,637	$352,191
Foundation Building Materials, Inc.*	32,331	576,462
Herc Holdings, Inc.*	13,504	541,780
Lawson Products, Inc.*	3,053	144,163
Systemax, Inc.	7,226	170,895
		1,785,491
Wireless telecommunication services—0.2%
Boingo Wireless, Inc.*	25,465	286,227
Gogo, Inc.*,1	117,800	619,628
		905,855
Total common stocks (cost—$373,017,692)		426,649,572
Rights—0.0%†
Cidara Therapeutics, Inc.*,1 (cost—$0)	5,564	3,561
Short-term investments—0.8%
Investment companies—0.8%
State Street Institutional U.S. Government Money Market Fund (cost—$3,452,863)	3,452,863	3,452,863
Investment of cash collateral from securities loaned—8.0%
Money market funds—8.0%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$34,331,946)	34,331,946	34,331,946
Total investments (cost—$410,802,501)—108.2%		464,437,942
Liabilities in excess of other assets—(8.2)%		(35,141,941)
Net assets—100.0%		$429,296,001

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$426,649,572	$—	$—	$426,649,572
Rights	—	3,561	—	3,561
Short-term investments	—	3,452,863	—	3,452,863
Investment of cash collateral from securities loaned	—	34,331,946	—	34,331,946
Total	$426,649,572	$37,788,370	$—	$464,437,942

At January 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 5.54% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 6.12%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 199. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. The underperformance was largely driven by stock selection. From a country perspective German and Swiss equities stock selection was difficult, offsetting the allocation benefit of opportunistic portfolio positioning in Taiwan. From a sector perspective, poor stock selection in information technology and industrials were detractors, offsetting positive stock selection in consumer staples and an overweight to the information technology and health care sectors.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Brian M. Beitner, CFA;
Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.39%	9.56%	4.68%	5.43%
Class Y2	5.58	9.92	4.97	5.73
Class P3	5.54	9.89	4.96	5.72
After deducting maximum sales charge
Class A1	(0.38)	3.53	3.49	4.84
MSCI EAFE Index (net)[4]	6.12	12.10	5.12	5.76

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.27%	18.83%	5.31%	5.06%
Class Y2	5.39	19.13	5.59	5.34
Class P3	5.41	19.11	5.59	5.33
After deducting maximum sales charge
Class A1	(0.51)	12.30	4.13	4.46

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.88% and 1.88%; Class Y—1.62% and 1.62%; and Class P—1.60% and 1.60% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.35%; Class Y—1.10%; and Class P—1.10% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Equity Investments

Portfolio statistics—January 31, 2020 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Keyence Corp.	1.6%
Genmab A/S	1.6
Wirecard AG	1.4
GlaxoSmithKline PLC	1.4
Novartis AG	1.3
Allianz SE	1.3
Novo Nordisk A/S, ADR	1.3
Roche Holding AG	1.3
DBS Group Holdings Ltd.	1.3
CK Hutchison Holdings Ltd.	1.2
Total	13.7%
Top ten holdings (short holdings)[1]	Percentage of net assets
Ferrovial SA	(0.5)%
Boliden AB	(0.3)
Hitachi Chemical Co. Ltd.	(0.3)
Tokyu Fudosan Holdings Corp.	(0.3)
Coca-Cola Bottlers Japan Holdings, Inc.	(0.3)
Umicore SA	(0.3)
Suncorp Group Ltd.	(0.3)
Chugoku Electric Power Co., Inc./The	(0.3)
Shiseido Co. Ltd.	(0.3)
Computershare Ltd.	(0.2)
Total	(3.1)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
Japan	29.0%
United Kingdom	14.6
Switzerland	8.6
Germany	7.6
France	7.3
Total	67.1%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
Japan	(5.7)%
United Kingdom	(1.2)
Australia	(1.2)
France	(1.0)
Germany	(0.6)
Total	(9.7)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2020

Common stocks
Aerospace & defense	1.0%
Air freight & logistics	0.3
Auto components	2.1
Automobiles	2.9
Banks	10.0
Beverages	1.8
Biotechnology	1.8
Building products	1.9
Capital markets	2.9
Chemicals	2.4
Commercial services & supplies	1.7
Communications equipment	0.0	†
Construction & engineering	1.2
Construction materials	0.1
Diversified consumer services	1.2
Diversified financial services	0.1
Diversified telecommunication services	3.1
Electric utilities	3.0
Electrical equipment	1.8
Electronic equipment, instruments & components	3.4
Energy equipment & services	0.7
Entertainment	0.5
Equity real estate investment trusts	0.6
Food & staples retailing	2.5
Food products	2.0
Gas utilities	0.2
Health care equipment & supplies	1.8
Health care providers & services	0.3
Health care technology	0.1
Hotels, restaurants & leisure	1.5
Household durables	0.9
Independent power and renewable electricity producers	0.1
Industrial conglomerates	1.7
Insurance	5.6
Interactive media & services	0.3
Internet & direct marketing retail	1.9
IT services	3.8
Leisure products	0.8
Life sciences tools & services	0.1
Machinery	3.6
Media	0.8
Metals & mining	1.9
Multi-utilities	0.3
Common stocks—(concluded)
Multiline retail	0.3%
Oil, gas & consumable fuels	4.5
Personal products	1.1
Pharmaceuticals	11.0
Professional services	2.8
Real estate management & development	0.7
Road & rail	0.7
Semiconductors & semiconductor equipment	4.6
Software	3.1
Specialty retail	2.5
Technology hardware, storage & peripherals	1.0
Textiles, apparel & luxury goods	1.7
Tobacco	0.5
Trading companies & distributors	1.3
Transportation infrastructure	0.4
Wireless telecommunication services	1.5
Total common stocks	112.4
Preferred stocks
Automobiles	0.2
Chemicals	0.0 †
Health care equipment & supplies	0.0 †
Total preferred stocks	0.2
Investment companies	0.5
Investment of cash collateral from securities loaned	1.7
Total investments before investments sold short	112.4
Investments sold short
Airlines	(0.0)†
Auto components	(0.2)
Automobiles	(0.2)
Banks	(0.3)
Beverages	(0.4)
Biotechnology	(0.0)†
Capital markets	(0.2)
Chemicals	(1.0)
Commercial services & supplies	(0.1)
Communications equipment	(0.0)†
Construction & engineering	(0.5)
Construction materials	(0.2)
Consumer finance	(0.1)
Diversified financial services	(0.3)
Diversified telecommunication services	(0.2)

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2020

Investments sold short—(continued)
Electric utilities	(0.8)%
Electrical equipment	(0.0)†
Electronic equipment, instruments & components	(0.0)†
Energy equipment & services	(0.1)
Entertainment	(0.1)
Equity real estate investment trusts	(0.4)
Food & staples retailing	(0.1)
Food products	(0.8)
Gas utilities	(0.0)†
Health care equipment & supplies	(0.0)†
Health care providers & services	(0.0)†
Hotels, restaurants & leisure	(0.6)
Household durables	(0.1)
Household products	(0.0)†
Independent power and renewable electricity producers	(0.1)
Industrial conglomerates	(0.2)
Insurance	(0.3)
Internet & direct marketing retail	(0.4)
IT services	(0.5)
Machinery	(0.9)
Investments sold short—(concluded)
Marine	(0.1)%
Media	(0.2)
Metals & mining	(1.2)
Multi-utilities	(0.2)
Multiline retail	(0.4)
Oil, gas & consumable fuels	(0.2)
Paper & forest products	(0.0)†
Personal products	(0.3)
Real estate management & development	(0.8)
Road & rail	(0.2)
Semiconductors & semiconductor equipment	(0.0)†
Specialty retail	(0.2)
Technology hardware, storage & peripherals	(0.3)
Textiles, apparel & luxury goods	(0.1)
Transportation infrastructure	(0.2)
Total investments sold short	(13.5)
Liabilities in excess of other assets	(1.3)
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE International Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—112.4%
Australia—5.4%
AGL Energy Ltd.[1]	80,438	$1,074,212
Aristocrat Leisure Ltd.	98,010	2,375,006
Aurizon Holdings Ltd.	935,248	3,386,958
BHP Group Ltd.[1]	330,118	8,706,652
BHP Group PLC	111,603	2,446,076
CIMIC Group Ltd.	42,851	840,168
Cochlear Ltd.	6,779	1,093,943
CSL Ltd.	10,837	2,263,701
Goodman Group	191,067	1,904,435
Insurance Australia Group Ltd.	887,204	4,204,772
Macquarie Group Ltd.	39,805	3,857,465
Magellan Financial Group Ltd.	2,462	110,865
Medibank Pvt Ltd.	679,440	1,409,933
Newcrest Mining Ltd.[1]	84,789	1,676,057
QBE Insurance Group Ltd.	446,008	4,105,169
Rio Tinto PLC[1]	57,155	3,082,324
Santos Ltd.	238,667	1,388,347
Sonic Healthcare Ltd.	90,777	1,924,463
South32 Ltd.	213,525	377,345
Sydney Airport	111,707	627,376
Telstra Corp. Ltd.	506,749	1,302,596
TPG Telecom Ltd.[2]	55,984	280,318
Treasury Wine Estates Ltd.	39,025	340,387
Wesfarmers Ltd.	48,280	1,461,125
Woolworths Group Ltd.	93,492	2,618,496
		52,858,189
Austria—1.2%
ams AG*,2	228,048	9,344,949
OMV AG	33,659	1,679,454
Raiffeisen Bank International AG	50,181	1,146,456
		12,170,859
Belgium—1.1%
Anheuser-Busch InBev SA/N.V.	20,051	1,521,493
KBC Group N.V.[1]	77,194	5,672,649
Telenet Group Holding N.V.	26,338	1,226,242
UCB SA	20,652	1,902,872
		10,323,256
Canada—0.7%
Constellation Software, Inc.	6,163	6,478,042
China—3.6%
Alibaba Group Holding Ltd., ADR*	33,368	6,893,495
BOC Hong Kong Holdings Ltd.	212,500	710,011
BYD Co. Ltd., Class H2	369,948	1,957,724
China Mobile Ltd.	885,000	7,315,556
Prosus N.V.*	54,709	3,957,830
Sinopharm Group Co., Class H	161,590	530,547
TAL Education Group, ADR*	222,730	11,114,227
Trip.Com Group Ltd., ADR*	51,523	1,655,434
Yangzijiang Shipbuilding Holdings Ltd.	1,263,000	879,269
		35,014,093
	Number of shares	Value
Common stocks—(continued)
Denmark—5.0%
Carlsberg A/S, Class B	17,247	$2,524,888
Coloplast A/S, Class B	3,376	426,390
DSV Panalpina A/S	20,550	2,237,415
Genmab A/S*	68,072	15,735,191
ISS A/S	229,447	5,574,507
Novo Nordisk A/S, ADR	209,852	12,765,297
Novo Nordisk A/S, Class B1	119,675	7,326,606
Pandora A/S	16,845	873,513
Vestas Wind Systems A/S	12,549	1,253,056
		48,716,863
Finland—1.7%
Fortum Oyj	1,847	44,778
Kone Oyj, Class B1	89,752	5,799,166
Metso Oyj	40,449	1,440,453
Neste Oyj	86,124	3,427,106
Sampo Oyj, A Shares[1]	136,553	6,189,518
		16,901,021
France—7.3%
Air Liquide SA	4,192	607,874
Airbus SE	12,826	1,895,295
Bureau Veritas SA1	131,028	3,619,835
Capgemini SE	3,520	438,598
Cie de Saint-Gobain[2]	233,147	8,852,198
CNP Assurances	35,416	639,055
Dassault Aviation SA	107	130,298
Dassault Systemes SE1	25,723	4,470,350
Eiffage SA	14,767	1,715,526
Hermes International	2,976	2,233,139
Ipsen SA1	16,141	1,199,378
Kering SA	1,793	1,103,632
Klepierre SA	25,419	866,307
L'Oreal SA1	16,420	4,587,248
Legrand SA	9,331	749,234
LVMH Moet Hennessy Louis Vuitton SE1	19,085	8,367,003
Pernod Ricard SA	5,359	930,142
Peugeot SA	59,597	1,230,047
Safran SA1	26,283	4,254,318
Sanofi	122,724	11,834,503
Sartorius Stedim Biotech	1,481	266,250
Societe Generale SA	199,434	6,464,049
TOTAL SA	49,937	2,444,865
Ubisoft Entertainment SA*	6,700	510,039
Vinci SA	12,478	1,386,640
Wendel SA	1,717	229,651
		71,025,474
Germany—7.4%
Allianz SE1	54,582	13,066,294
Brenntag AG	30,323	1,576,561
Carl Zeiss Meditec AG	6,143	752,824
Continental AG	75,200	8,585,250
Daimler AG	129,893	6,022,335
Deutsche Post AG	23,628	827,411
Deutsche Telekom AG	442,496	7,167,894

PACE International Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
Evonik Industries AG	213,899	$5,876,053
Hannover Rueck SE	4,580	891,443
HeidelbergCement AG	13,980	950,116
HOCHTIEF AG	13,613	1,579,198
Infineon Technologies AG	15,725	341,402
KION Group AG	12,782	803,772
Merck KGaA	2,294	294,868
MTU Aero Engines AG	5,029	1,530,441
SAP SE1	41,598	5,435,536
Symrise AG1	11,397	1,174,746
Telefonica Deutschland Holding AG	428,540	1,298,919
United Internet AG	4,875	158,414
Vonovia SE	13,925	795,959
Wirecard AG2	91,633	13,536,521
		72,665,957
Hong Kong—2.0%
AIA Group Ltd.	94,400	945,021
CK Infrastructure Holdings Ltd.	25,500	178,939
CLP Holdings Ltd.	97,000	1,013,513
Hang Seng Bank Ltd.	110,723	2,255,347
Henderson Land Development Co. Ltd.	199,100	902,367
Hong Kong Exchanges & Clearing Ltd.[1]	44,000	1,466,176
Hongkong Land Holdings Ltd.	250,600	1,335,698
Jardine Matheson Holdings Ltd.	55,200	3,086,232
Sun Hung Kai Properties Ltd.	69,500	978,079
Techtronic Industries Co. Ltd.	31,000	251,262
WH Group Ltd.[3]	6,937,000	6,663,150
		19,075,784
India—1.3%
HDFC Bank Ltd., ADR	146,182	8,373,305
Tata Consultancy Services Ltd.	136,569	3,979,032
		12,352,337
Indonesia—0.2%
Bank Rakyat Indonesia Persero Tbk PT	6,386,265	2,085,884
Israel—0.1%
Nice Ltd.*	3,690	639,452
Teva Pharmaceutical Industries Ltd., ADR*,2	70,157	729,633
		1,369,085
Italy—4.4%
Atlantia SpA	118,795	2,920,887
Enel SpA	1,323,253	11,527,629
Eni SpA[1]	676,152	9,492,058
Ferrari N.V.	13,642	2,307,272
FinecoBank Banca Fineco SpA	47,024	551,507
Intesa Sanpaolo SpA	498,902	1,242,451
Mediobanca Banca di Credito Finanziario SpA	117,358	1,172,964
Moncler SpA	67,818	2,933,327
Pirelli & C SpA[2,3]	1,447,558	7,018,868
Prysmian SpA	68,293	1,520,866
Snam SpA	302,659	1,623,606
Terna Rete Elettrica Nazionale SpA	147,932	1,032,946
		43,344,381
	Number of shares	Value
Common stocks—(continued)
Japan—29.0%
ABC-Mart, Inc.	5,700	$370,338
Advantest Corp.	42,700	2,313,220
Alps Electric Co. Ltd.	127,600	2,357,576
Aozora Bank Ltd.	65,900	1,801,447
Asahi Group Holdings Ltd.	15,200	713,462
Asahi Kasei Corp.	35,700	374,940
Astellas Pharma, Inc.[1]	358,600	6,455,164
Bandai Namco Holdings, Inc.	30,200	1,777,635
Bank of Kyoto Ltd./The	3,800	156,061
Benesse Holdings, Inc.	16,800	467,463
Calbee, Inc.[2]	10,300	341,258
Casio Computer Co. Ltd.	51,400	971,977
Central Japan Railway Co.	5,600	1,115,555
Coca-Cola Bottlers Japan Holdings, Inc.[2]	263,800	7,043,269
Dai-ichi Life Holdings, Inc.	48,700	744,287
Daikin Industries Ltd.[1]	27,100	3,910,373
Daito Trust Construction Co. Ltd.	22,800	2,715,463
East Japan Railway Co.	15,200	1,360,712
Eisai Co. Ltd.[1]	17,800	1,368,245
FamilyMart Co. Ltd.	44,400	986,712
FANUC Corp.	54,026	10,131,589
Fast Retailing Co. Ltd.[1]	8,300	4,545,448
FUJIFILM Holdings Corp.	201,100	10,177,956
Fujitsu Ltd.	63,200	6,774,657
Fukuoka Financial Group, Inc.	89,100	1,582,922
Hamamatsu Photonics KK	31,600	1,370,680
Hikari Tsushin, Inc.	13,100	3,265,479
Hitachi Ltd.	13,600	530,922
Honda Motor Co. Ltd.	325,000	8,491,302
Hoshizaki Corp.	6,800	633,842
Hoya Corp.	35,400	3,463,061
Isuzu Motors Ltd.	260,100	2,623,684
ITOCHU Corp.	31,400	744,176
Itochu Techno-Solutions Corp.	62,600	1,874,736
Japan Post Holdings Co. Ltd.	106,700	981,083
Japan Post Insurance Co. Ltd.	23,700	405,298
Japan Retail Fund Investment Corp.	943	2,016,456
JGC Holdings Corp.	83,600	1,232,146
JXTG Holdings, Inc.	25,000	108,163
Kakaku.com, Inc.	30,100	798,926
Kao Corp.	15,100	1,223,831
Keyence Corp.[1]	45,710	15,764,687
Koito Manufacturing Co. Ltd.	33,800	1,501,980
Konami Holdings Corp.	7,800	305,219
Kubota Corp.[2]	99,500	1,598,263
Kurita Water Industries Ltd.[1]	21,200	632,938
Kyocera Corp.	115,700	7,767,079
LIXIL Group Corp.	33,900	574,412
M3, Inc.	33,600	998,496
Marubeni Corp.	108,400	795,530
McDonald's Holdings Co. Japan Ltd.	41,800	1,998,283
Mebuki Financial Group, Inc.	221,600	501,057
Medipal Holdings Corp.	5,200	112,106
Mitsubishi Corp.[1]	72,800	1,896,677
Mitsubishi Electric Corp.	415,500	5,924,484

PACE International Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Mitsubishi Heavy Industries Ltd.	20,800	$772,454
Mitsubishi UFJ Financial Group, Inc.	201,300	1,056,149
Mitsui & Co. Ltd.	87,900	1,590,401
Mizuho Financial Group, Inc.	323,800	485,603
MonotaRO Co. Ltd.	62,100	1,531,366
Murata Manufacturing Co. Ltd.	14,200	829,289
Nintendo Co. Ltd.	10,100	3,800,258
Nippon Building Fund, Inc.	91	737,373
Nippon Paint Holdings Ltd.	3,000	146,186
Nippon Telegraph & Telephone Corp.	170,300	4,379,502
Nissan Chemical Corp.	49,400	2,090,342
Nitto Denko Corp.	57,500	3,284,805
Nomura Research Institute Ltd.	134,600	3,006,156
NTT DOCOMO, Inc.[1]	88,700	2,543,407
Obayashi Corp.	79,300	887,738
Obic Co. Ltd.[1]	29,600	4,100,374
Olympus Corp.	135,800	2,236,492
Ono Pharmaceutical Co. Ltd.	20,700	485,143
Oracle Corp. Japan	3,400	299,349
Osaka Gas Co. Ltd.	9,800	167,953
Otsuka Corp.	66,100	2,623,137
Otsuka Holdings Co. Ltd.	203,100	9,208,899
PeptiDream, Inc.*	800	38,688
Persol Holdings Co. Ltd.	112,500	2,060,934
Recruit Holdings Co. Ltd.	265,197	10,533,966
Renesas Electronics Corp.*	150,100	984,921
Resona Holdings, Inc.	333,500	1,403,190
Rinnai Corp.	2,000	145,448
Sankyo Co. Ltd.	29,200	994,398
Secom Co. Ltd.	31,600	2,832,641
Seibu Holdings, Inc.	47,500	750,058
Sekisui Chemical Co. Ltd.	322,100	5,478,569
Seven & I Holdings Co. Ltd.	20,700	805,610
Seven Bank Ltd.	266,000	805,205
Shimano, Inc.[1]	26,700	4,154,511
Shin-Etsu Chemical Co. Ltd.[1]	39,700	4,658,627
Shinsei Bank Ltd.	81,700	1,274,265
Shionogi & Co. Ltd.[1]	52,700	3,192,981
Showa Denko K.K.	15,200	375,248
SMC Corp.	200	89,022
Softbank Corp.	134,600	1,858,351
SoftBank Group Corp.[1]	72,400	3,022,819
Sohgo Security Services Co. Ltd.	5,400	284,565
Sompo Holdings, Inc.	6,500	247,930
Sony Financial Holdings, Inc.	3,000	70,546
Subaru Corp.	95,200	2,424,918
Sumitomo Electric Industries Ltd.	258,200	3,526,704
Sumitomo Mitsui Financial Group, Inc.[1]	184,600	6,617,013
Sumitomo Mitsui Trust Holdings, Inc.	75,400	2,841,200
Sundrug Co. Ltd.	30,100	1,036,159
Sysmex Corp.	20,700	1,508,633
T&D Holdings, Inc.	33,500	368,220
Taisei Corp.	17,700	720,382
Takeda Pharmaceutical Co. Ltd.	262,400	10,236,397
Tokio Marine Holdings, Inc.	173,800	9,599,862
Tokyo Electron Ltd.[1]	16,200	3,662,960
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Toray Industries, Inc.	110,000	$736,210
Trend Micro, Inc.*	7,400	393,374
USS Co. Ltd.	104,900	1,936,228
Welcia Holdings Co. Ltd.	21,500	1,196,484
West Japan Railway Co.	1,100	94,148
Yakult Honsha Co. Ltd.	14,900	763,186
Yamaha Corp.	8,100	423,109
Yokogawa Electric Corp.	71,200	1,272,144
Z Holdings Corp.	449,600	1,817,404
		284,192,329
Luxembourg—0.0%†
SES SA	18,885	232,588
Macau—0.4%
Sands China Ltd.	564,000	2,759,509
Wynn Macau Ltd.	500,800	1,054,913
		3,814,422
Netherlands—5.1%
Akzo Nobel NV	511	48,342
ASML Holding N.V.[1]	30,840	8,696,135
ASML Holding N.V., NY Registered Shares	32,912	9,237,082
EXOR N.V.	3,758	277,743
ING Groep N.V.	174,467	1,901,064
Koninklijke Ahold Delhaize N.V.[1]	211,356	5,203,775
Koninklijke DSM N.V.	21,249	2,599,351
Koninklijke KPN N.V.	341,112	958,259
Koninklijke Philips N.V.[1]	93,249	4,281,495
NN Group N.V.	26,842	934,750
NXP Semiconductors N.V.	3,256	413,056
Randstad N.V.	12,125	698,718
Royal Dutch Shell PLC, A Shares[1,4]	151,538	3,990,912
Royal Dutch Shell PLC, B Shares	375,533	9,917,825
Wolters Kluwer N.V.	14,195	1,069,262
		50,227,769
New Zealand—0.2%
Fisher & Paykel Healthcare Corp. Ltd.	19,832	298,692
Meridian Energy Ltd.	391,798	1,353,665
Spark New Zealand Ltd.	206,217	621,172
		2,273,529
Norway—0.4%
Aker BP ASA	19,042	540,748
DNB ASA	89,125	1,568,271
Equinor ASA	32,644	593,224
Telenor ASA	54,138	982,647
		3,684,890
Portugal—0.1%
Galp Energia, SGPS SA	18,439	278,935
Jeronimo Martins, SGPS SA	44,358	764,739
		1,043,674
Russia—0.2%
Evraz PLC	317,811	1,479,754

PACE International Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Singapore—3.4%
Ascendas Real Estate Investment Trust	243,100	$561,164
DBS Group Holdings Ltd.	665,636	12,375,191
Genting Singapore Ltd.	2,458,700	1,549,525
Singapore Exchange Ltd.	499,400	3,183,922
Singapore Technologies Engineering Ltd.	88,100	265,346
Singapore Telecommunications Ltd.	1,768,400	4,276,506
United Overseas Bank Ltd.	587,398	11,045,459
		33,257,113
South Africa—0.6%
Naspers Ltd., N Shares	36,989	6,064,535
Spain—2.2%
ACS Actividades de Contruccion y Servicios SA1	93,928	3,128,249
Amadeus IT Group SA	8,013	629,364
Banco Bilbao Vizcaya Argentaria SA	154,059	797,656
Banco Santander SA	2,408,735	9,494,178
Enagas SA	2,752	74,227
Endesa SA	21,637	594,393
Iberdrola SA2	231,502	2,534,095
Industria de Diseno Textil SA	83,909	2,826,209
Naturgy Energy Group SA	10,773	284,357
Red Electrica Corp. SA	67,606	1,352,236
		21,714,964
Sweden—4.1%
Assa Abloy AB, B Shares	148,004	3,525,259
Atlas Copco AB, A Shares[1]	145,697	5,175,952
Epiroc AB, Class A	33,367	387,154
Hennes & Mauritz AB, B Shares[1]	245,055	5,387,601
Hexagon AB, B Shares	55,042	3,002,842
ICA Gruppen AB	1,395	61,411
Lundin Petroleum AB	61,194	1,866,287
Sandvik AB1	218,429	3,996,745
Skandinaviska Enskilda Banken AB, Class A	60,599	599,513
Swedbank AB, A Shares	14,401	221,769
Swedish Match AB1	69,911	3,960,720
Telefonaktiebolaget LM Ericsson, B Shares	25,163	198,023
Telia Co. AB	2,029,749	8,697,208
Volvo AB, B Shares	145,961	2,506,243
		39,586,727
Switzerland—8.6%
ABB Ltd.	357,949	8,365,274
Coca-Cola HBC AG*	72,822	2,679,058
EMS-Chemie Holding AG	2,009	1,318,198
Geberit AG	3,908	2,065,982
Glencore PLC*	227,924	669,666
Julius Baer Group Ltd.*	234,651	11,766,656
Nestle SA1	98,500	10,878,769
Novartis AG1	139,145	13,170,525
Partners Group Holding AG	1,992	1,829,860
Roche Holding AG1	37,007	12,459,894
SGS SA1	1,558	4,514,512
Sonova Holding AG	8,610	2,161,439
Temenos AG1,2	59,277	9,594,356
Zurich Insurance Group AG	6,854	2,851,327
		84,325,516
	Number of shares	Value
Common stocks—(continued)
Taiwan—1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	563,000	$5,963,786
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	84,173	4,540,291
		10,504,077
United Kingdom—14.6%
3i Group PLC[1]	301,910	4,403,333
Admiral Group PLC	72,183	2,153,225
Associated British Foods PLC[1]	27,124	940,561
AstraZeneca PLC	20,920	2,050,869
BAE Systems PLC	100,532	838,199
Barclays PLC	127,767	283,443
Barratt Developments PLC	82,055	869,863
Berkeley Group Holdings PLC	9,848	681,424
BP PLC	1,458,668	8,796,822
British American Tobacco PLC	9,062	401,771
BT Group PLC	85,538	181,764
Bunzl PLC	5,323	138,120
Burberry Group PLC	60,347	1,556,311
Centrica PLC	262,283	293,839
CK Hutchison Holdings Ltd.	1,331,500	11,880,739
Compass Group PLC[1]	100,642	2,494,491
Croda International PLC[1]	7,630	502,159
DCC PLC	25,109	2,033,152
Diageo PLC	39,666	1,576,606
Direct Line Insurance Group PLC	807,437	3,601,693
Experian PLC	46,185	1,608,235
Fiat Chrysler Automobiles N.V.	231,698	3,014,708
G4S PLC[2]	1,898,729	4,899,208
GlaxoSmithKline PLC[1]	567,975	13,380,194
Halma PLC	15,877	441,745
Hargreaves Lansdown PLC	62,918	1,433,185
HSBC Holdings PLC	255,575	1,862,252
Imperial Brands PLC	10,588	272,750
Informa PLC	31,067	317,854
InterContinental Hotels Group PLC	36,645	2,267,300
Intertek Group PLC	21,954	1,669,839
John Wood Group PLC	760,913	3,781,008
Kingfisher PLC	2,174,000	5,856,364
Legal & General Group PLC	308,245	1,243,499
Lloyds Banking Group PLC	12,814,536	9,609,773
M&G PLC*	40,654	128,948
Meggitt PLC	34,970	311,978
National Grid PLC	108,731	1,444,120
Next PLC	13,370	1,216,788
Persimmon PLC	26,440	1,065,925
Prudential PLC	30,492	544,379
RELX PLC	68,374	1,817,495
Rolls-Royce Holdings PLC*	30,971	274,011
Smith & Nephew PLC	56,209	1,355,701
SSE PLC	576,314	11,480,025
Standard Chartered PLC	116,598	971,536
Tesco PLC	3,566,741	11,628,696
Travis Perkins PLC	123,967	2,539,781
Unilever N.V.[1]	80,164	4,685,338
Vodafone Group PLC	34,536	68,088
WPP PLC	513,651	6,409,709
		143,278,816

PACE International Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United States—1.0%
Atlassian Corp. PLC, Class A*	20,067	$2,949,849
Core Laboratories N.V.[2]	81,641	2,868,048
Ferguson PLC	18,058	1,621,977
Waste Connections, Inc.	28,827	2,776,329
		10,216,203
Total common stocks (cost—$1,024,721,264)		1,100,278,131
Preferred stocks—0.2%
Germany—0.2%
Bayerische Motoren Werke AG	7,036	393,285
FUCHS PETROLUB SE	6,237	276,686
Porsche Automobil Holding SE	8,073	547,408
Sartorius AG	1,465	342,174
Volkswagen AG	4,109	739,980
Total preferred stocks (cost—$2,343,421)		2,299,533
Short-term investments—0.5%
Investment companies—0.5%
State Street Institutional U.S. Government Money Market Fund (cost—$4,377,243)	4,377,243	4,377,243
Investment of cash collateral from securities loaned—1.7%
Money market funds—1.7%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$16,142,741)	16,142,741	16,142,741
Total investments before investments sold short (cost—$1,047,584,669)—114.8%		1,123,097,648
Investments sold short—(13.5)%
Common stocks—(13.5)%
Australia—(1.2)%
AusNet Services	(666,909)	(790,179)
Bendigo & Adelaide Bank Ltd.	(271,521)	(1,892,082)
Challenger Ltd.	(235,278)	(1,409,581)
Computershare Ltd.	(199,829)	(2,406,442)
Crown Resorts Ltd.	(5,140)	(40,257)
Oil Search Ltd.	(197,200)	(955,721)
Suncorp Group Ltd.	(285,043)	(2,453,788)
Tabcorp Holdings Ltd.	(379,373)	(1,191,036)
Worley Ltd.	(56,661)	(578,036)
		(11,717,122)
Austria—(0.2)%
voestalpine AG	(66,787)	(1,623,616)
Belgium—(0.3)%
Umicore SA	(53,669)	(2,474,312)
China—(0.0)%†
BeiGene Ltd., ADR	(663)	(101,015)
Denmark—(0.2)%
Demant A/S	(7,808)	(253,781)
ISS A/S	(1,713)	(41,618)
Novozymes A/S, B Shares	(24,986)	(1,304,943)
		(1,600,342)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Finland—(0.3)%
Nokia Oyj	(110,849)	$(432,677)
Nokian Renkaat Oyj	(47,897)	(1,291,351)
Nordea Bank Abp	(60,475)	(478,176)
Stora Enso Oyj, R Shares	(27,390)	(357,232)
Wartsila Oyj Abp	(30,174)	(370,619)
		(2,930,055)
France—(1.0)%
Atos SE	(7,650)	(637,505)
Bollore SA	(245,752)	(1,001,353)
Cie Generale des Etablissements Michelin SCA	(3,821)	(444,956)
Covivio	(5,119)	(608,598)
Getlink SE	(41,350)	(731,454)
ICADE	(2,697)	(301,503)
Iliad SA	(7,040)	(926,775)
Ingenico Group SA	(3,763)	(439,037)
JCDecaux SA	(50,232)	(1,347,062)
Remy Cointreau SA	(10,907)	(1,151,578)
Sodexo SA	(14,947)	(1,568,181)
Suez	(24,966)	(410,621)
		(9,568,623)
Germany—(0.6)%
E.ON SE	(145,121)	(1,648,091)
Henkel AG & Co. KGaA	(2,344)	(239,008)
LANXESS AG	(19,338)	(1,164,990)
thyssenkrupp AG	(181,861)	(2,251,901)
TUI AG	(57,473)	(590,752)
		(5,894,742)
Hong Kong—(0.3)%
Bank of East Asia Ltd./The	(16,075)	(34,855)
Jardine Matheson Holdings Ltd.	(24,465)	(1,367,838)
Jardine Strategic Holdings Ltd.	(1,400)	(43,162)
Link REIT	(47,100)	(479,090)
NWS Holdings Ltd.	(249,000)	(322,527)
PCCW Ltd.	(610,000)	(360,505)
Vitasoy International Holdings Ltd.	(52,000)	(189,143)
Yue Yuen Industrial Holdings Ltd.	(230,500)	(642,537)
		(3,439,657)
Ireland—(0.1)%
Flutter Entertainment PLC	(2,613)	(297,039)
Kerry Group PLC, Class A	(6,304)	(806,114)
		(1,103,153)
Japan—(5.7)%
Aeon Co. Ltd.	(23,600)	(490,818)
Aeon Mall Co. Ltd.	(48,500)	(817,323)
Chubu Electric Power Co., Inc.	(40,300)	(553,425)
Chugoku Electric Power Co., Inc./The	(184,500)	(2,446,832)
Coca-Cola Bottlers Japan Holdings, Inc.	(93,100)	(2,485,703)
Credit Saison Co. Ltd.	(85,600)	(1,403,033)
CyberAgent, Inc.	(10,000)	(407,457)
Daicel Corp.	(12,800)	(123,919)
Daifuku Co. Ltd.	(13,700)	(850,916)

PACE International Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Electric Power Development Co. Ltd.	(49,800)	$(1,139,349)
GMO Payment Gateway, Inc.	(24,300)	(1,594,509)
Hakuhodo DY Holdings, Inc.	(6,100)	(88,723)
Hitachi Chemical Co. Ltd.	(69,200)	(2,934,558)
Hitachi Metals Ltd.	(134,500)	(2,112,676)
Hulic Co. Ltd.	(62,700)	(771,924)
IHI Corp.	(18,000)	(436,731)
Iida Group Holdings Co. Ltd.	(8,100)	(139,043)
Isetan Mitsukoshi Holdings Ltd.	(2,500)	(19,865)
J Front Retailing Co. Ltd.	(108,800)	(1,335,462)
Japan Airport Terminal Co. Ltd.	(30,600)	(1,443,090)
JSR Corp.	(65,600)	(1,202,359)
JTEKT Corp.	(21,100)	(230,561)
Kansai Paint Co. Ltd.	(21,200)	(517,698)
Kawasaki Heavy Industries Ltd.	(36,200)	(733,989)
Kikkoman Corp.	(42,800)	(2,121,139)
Kintetsu Group Holdings Co. Ltd.	(26,900)	(1,432,449)
Kyushu Electric Power Co., Inc.	(214,400)	(1,780,813)
Marui Group Co. Ltd.	(12,100)	(283,977)
Maruichi Steel Tube Ltd.	(35,500)	(1,002,538)
MISUMI Group, Inc.	(90,100)	(2,304,159)
Mitsubishi Materials Corp.	(29,200)	(749,975)
Mitsui OSK Lines Ltd.	(21,800)	(541,001)
NGK Insulators Ltd.	(12,800)	(219,368)
NH Foods Ltd.	(6,700)	(298,348)
Nissan Motor Co. Ltd.	(140,300)	(776,243)
Nomura Real Estate Holdings, Inc.	(36,200)	(903,705)
Odakyu Electric Railway Co. Ltd.	(15,800)	(355,210)
Pan Pacific International Holdings Corp.	(110,900)	(1,808,503)
Panasonic Corp.	(46,000)	(467,833)
Park24 Co. Ltd.	(3,200)	(81,362)
Rakuten, Inc.	(255,900)	(2,021,599)
Ricoh Co. Ltd.	(154,900)	(1,799,816)
Rohm Co. Ltd.	(1,300)	(96,581)
SBI Holdings, Inc.	(7,500)	(178,441)
Seiko Epson Corp.	(86,500)	(1,293,249)
Shiseido Co. Ltd.	(37,200)	(2,433,080)
SUMCO Corp.	(11,600)	(186,277)
THK Co. Ltd.	(23,300)	(605,535)
Toho Gas Co. Ltd.	(1,700)	(66,600)
Tohoku Electric Power Co., Inc.	(51,900)	(492,393)
Tokyu Fudosan Holdings Corp.	(365,600)	(2,618,297)
Toppan Printing Co. Ltd.	(32,100)	(650,562)
Toyoda Gosei Co. Ltd.	(2,800)	(65,145)
Yamada Denki Co. Ltd.	(154,100)	(783,620)
Yamaha Motor Co. Ltd.	(40,800)	(776,426)
Yamazaki Baking Co. Ltd.	(72,900)	(1,404,782)
Yaskawa Electric Corp.	(29,000)	(1,037,100)
		(55,916,089)
Luxembourg—(0.1)%
Tenaris SA	(83,838)	(867,322)
Macau—(0.1)%
SJM Holdings Ltd.	(1,255,000)	(1,417,139)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Netherlands—(0.1)%
Koninklijke Vopak N.V.	(9,287)	$(498,302)
New Zealand—(0.0)%†
Ryman Healthcare Ltd.	(43,364)	(462,223)
Norway—(0.3)%
Mowi ASA	(34,464)	(825,072)
Norsk Hydro ASA	(242,428)	(764,609)
Orkla ASA	(81,401)	(787,642)
Yara International ASA	(3,203)	(116,796)
		(2,494,119)
Singapore—(0.4)%
City Developments Ltd.	(204,000)	(1,584,640)
Sembcorp Industries Ltd.	(425,900)	(661,665)
Singapore Airlines Ltd.	(52,400)	(328,316)
Suntec Real Estate Investment Trust	(160,300)	(216,146)
UOL Group Ltd.	(229,300)	(1,340,916)
		(4,131,683)
Spain—(0.5)%
CaixaBank SA	(41,491)	(121,481)
Ferrovial SA	(149,319)	(4,746,158)
Siemens Gamesa Renewable Energy SA	(2,633)	(42,065)
		(4,909,704)
Sweden—(0.5)%
Boliden AB	(136,659)	(3,255,036)
Electrolux AB, Series B	(33,290)	(790,849)
Kinnevik AB, Class B	(20,871)	(504,708)
		(4,550,593)
Switzerland—(0.2)%
Barry Callebaut AG	(476)	(1,055,581)
Pargesa Holding SA	(6,904)	(554,427)
STMicroelectronics N.V.	(3,197)	(89,669)
Swisscom AG	(400)	(219,934)
		(1,919,611)
United Kingdom—(1.2)%
CNH Industrial N.V.	(139,254)	(1,331,887)
Kingfisher PLC	(371,670)	(1,001,212)
Land Securities Group PLC	(166,456)	(2,061,772)
Ocado Group PLC	(118,058)	(1,907,382)
Pearson PLC	(49,840)	(374,085)
SSE PLC	(97,602)	(1,944,207)
St James's Place PLC	(38,469)	(581,133)
Standard Life Aberdeen PLC	(349,192)	(1,390,241)
Weir Group PLC/The	(28,371)	(505,013)
Whitbread PLC	(18,239)	(1,076,581)
		(12,173,513)

PACE International Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(0.2)%
James Hardie Industries PLC	(108,052)	$(2,300,094)
Total investments sold short (proceeds—$128,041,221)		(132,093,029)
Liabilities in excess of other assets—(1.3)%		(12,412,495)
Net assets—100.0%		$978,592,124

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the page 262.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,100,278,131	$—	$—	$1,100,278,131
Preferred stocks	2,299,533	—	—	2,299,533
Short-term investments	—	4,377,243	—	4,377,243
Investment of cash collateral from securities loaned	—	16,142,741	—	16,142,741
Total	$1,102,577,664	$20,519,984	$—	$1,123,097,648
Liabilities
Investments sold short	$(132,093,029)	$—	$—	$(132,093,029)

At January 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $13,682,018, represented 1.4% of the Fund's net assets at period end.

4  Security is traded on the Amsterdam Exchange.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 3.61% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned 3.36%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 212. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. The relative outperformance was largely driven by strong stock selection within China and Taiwan as well as an overweight to India. From a sector perspective, strong stock selection within financials and communication services was partially offset by weak stock selection within the energy and consumer discretionary sectors.

Derivatives were not used during the review period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG")

RWC Asset Advisors (US) LLC ("RWC") (Effective September 11, 2019)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jack Murphy;

LMCG: Gordon Johnson and Shannon Ericson

RWC: John Malloy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

(continued on next page)

PACE International Emerging Markets Equity Investments

Investment process:
(concluded)

• A strategy that invests in mid and large cap companies with a quality growth orientation.

• A strategy that uses a bottom-up quantitative approach.

• A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.48%	4.20%	1.83%	2.50%
Class Y2	3.66	4.46	2.08	2.74
Class P3	3.61	4.41	2.06	2.65
After deducting maximum sales charge
Class A1	(2.24)	(1.52)	0.68	1.92
MSCI Emerging Markets Index (net)[4]	3.36	3.81	4.48	3.78

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.79%	18.72%	3.04%	2.51%
Class Y2	7.03	19.08	3.30	2.76
Class P3	6.91	19.01	3.27	2.67
After deducting maximum sales charge
Class A1	0.92	12.22	1.87	1.93

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, supplemented from time to time, were as follows: Class A—1.71% and 1.65% ; Class Y—1.47% and 1.40%; and Class P—1.49% and 1.40% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.65%; Class Y—1.40%; and Class P—1.40% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Emerging Markets Equity Investments

Portfolio statistics—January 31, 2020 (unaudited)

Top ten holdings[1]	Percentage of net assets
Tencent Holdings Ltd.	4.7%
Alibaba Group Holding Ltd., ADR	4.2
Taiwan Semiconductor Manufacturing Co. Ltd.	3.3
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.0
Samsung Electronics Co. Ltd.	1.9
Ping An Insurance Group Co. of China Ltd., Class H	1.9
NetEase, Inc., ADR	1.4
Yandex N.V., Class A	1.4
Housing Development Finance Corp. Ltd.	1.4
IRB Brasil Resseguros S/A	1.2
Total	23.4%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
China	31.8%
India	13.0
Taiwan	11.4
South Korea	8.6
Brazil	7.6
Total	72.4%

1  The Fund's Portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2020

Common stocks
Aerospace & defense	0.5%
Air freight & logistics	0.2
Airlines	0.7
Auto components	1.0
Automobiles	1.0
Banks	13.0
Beverages	0.9
Biotechnology	0.2
Capital markets	0.5
Chemicals	1.9
Communications equipment	0.2
Construction & engineering	0.6
Construction materials	0.8
Consumer finance	0.5
Diversified consumer services	1.0
Diversified financial services	0.2
Diversified telecommunication services	1.2
Electric utilities	0.1
Electrical equipment	0.5
Electronic equipment, instruments & components	1.4
Energy equipment & services	0.4
Entertainment	2.6
Equity real estate investment trusts	0.3
Food & staples retailing	2.2
Food products	2.9
Gas utilities	0.2
Health care equipment & supplies	0.2
Health care providers & services	1.3
Hotels, restaurants & leisure	1.6
Household durables	1.9
Household products	1.0
Industrial conglomerates	1.3
Insurance	5.3
Interactive media & services	6.6
Internet & direct marketing retail	5.9
IT services	3.0
Common stocks—(concluded)
Machinery	0.9%
Marine	0.2
Media	0.5
Metals & mining	3.5
Multi-utilities	0.1
Multiline retail	0.2
Oil, gas & consumable fuels	5.1
Paper & forest products	0.5
Personal products	0.7
Pharmaceuticals	2.7
Real estate management & development	1.4
Road & rail	0.7
Semiconductors & semiconductor equipment	7.5
Software	0.3
Specialty retail	1.2
Technology hardware, storage & peripherals	2.4
Textiles, apparel & luxury goods	1.0
Thrifts & mortgage finance	1.6
Trading companies & distributors	0.1
Transportation infrastructure	1.3
Wireless telecommunication services	0.9
Total common stocks	95.9
Preferred stocks
Banks	0.7
Diversified telecommunication services	0.3
Technology hardware, storage & peripherals	0.7
Total preferred stocks	1.7
Exchange traded funds	0.9
Short-term investments	0.6
Investment of cash collateral from securities loaned	0.4
Total investments	99.5
Other assets in excess of liabilities	0.5
Net assets	100.0%

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—95.9%
Australia—0.2%
Oil Search Ltd.[1]	195,838	$949,120
Brazil—6.6%
B3 SA—Brasil Bolsa Balcao	183,900	2,069,766
Banco Bradesco SA	119,900	877,706
Banco do Brasil SA	75,300	853,468
BB Seguridade Participacoes SA	141,100	1,145,906
BRF SA*	187,435	1,337,071
Embraer SA, ADR	70,652	1,189,780
Hapvida Participacoes e Investimentos SA2	21,081	295,693
Hypera SA	130,200	1,081,402
IRB Brasil Resseguros S/A	419,500	4,391,301
Itau Unibanco Holdings SA, PRF ADR	64,602	491,621
MRV Engenharia e Participacoes SA	198,100	965,383
Odontoprev SA	229,400	945,968
Petrobras Distribuidora SA	116,121	780,901
Petroleo Brasileiro SA, ADR	129,935	1,833,383
Raia Drogasil SA	56,700	1,644,626
Rumo SA*	457,317	2,477,410
Suzano SA	66,400	615,067
WEG SA	190,000	1,748,447
		24,744,899
Chile—0.3%
Liberty Latin America Ltd., Class C*	47,934	807,688
Sociedad Quimica y Minera de Chile SA, ADR	7,706	216,538
		1,024,226
China—31.8%
3SBio, Inc.*,2	597,000	767,139
Alibaba Group Holding Ltd.*	46,300	1,194,669
Alibaba Group Holding Ltd., ADR*	75,966	15,693,816
Anhui Conch Cement Co. Ltd., Class H	192,500	1,241,760
Bank of China Ltd., Class H	2,076,000	809,914
Bank of Communications Co. Ltd., Class H	1,116,000	718,461
Beijing Sinnet Technology Co. Ltd.[3]	689,173	1,965,983
Bilibili, Inc., ADR*,1	58,078	1,251,581
Brilliance China Automotive Holdings Ltd.	908,227	815,073
China CITIC Bank Corp. Ltd., Class H	1,618,000	849,978
China Communications Services Corp. Ltd., Class H	1,144,000	776,257
China Construction Bank Corp., Class H	2,012,000	1,541,395
China International Travel Service Corp. Ltd., Class A3	152,835	1,686,368
China Maple Leaf Educational Systems Ltd.	2,124,000	765,740
China Medical System Holdings Ltd.	628,000	844,169
China Merchants Bank Co. Ltd., Class H3	527,500	2,574,132
China Merchants Energy Shipping Co. Ltd., Class A	466,611	396,187
China Minsheng Banking Corp. Ltd., Class H	1,064,000	748,003
China Mobile Ltd.	118,500	979,541
China National Building Material Co. Ltd., Class H	1,226,000	1,185,494
China Overseas Land & Investment Ltd.	430,000	1,397,973
China Petroleum & Chemical Corp., Class H	1,452,000	772,122
China Taiping Insurance Holdings Co. Ltd.	421,977	889,963
CITIC Ltd.	607,000	688,547
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
CNOOC Ltd.	802,000	$1,224,696
COSCO SHIPPING Energy Transportation Co. Ltd., Class A3	426,800	339,987
CRRC Corp. Ltd., Class H	1,847,000	1,224,738
CSPC Pharmaceutical Group Ltd.	730,000	1,626,065
Dongyue Group Ltd.	948,000	435,758
Focus Media Information Technology Co. Ltd., Class A3	1,452,080	1,148,903
Fosun International Ltd.	653,000	876,093
Guangzhou R&F Properties Co. Ltd., Class H	578,400	881,757
Han's Laser Technology Industry Group Co. Ltd., Class A3	174,100	1,018,132
Hangzhou Robam Appliances Co. Ltd., Class A3	300,315	1,326,268
Hengan International Group Co. Ltd.	96,000	704,555
Huazhu Group Ltd., ADR[1]	91,082	3,142,329
Industrial & Commercial Bank of China Ltd., Class H	1,063,000	714,452
Jiangsu Expressway Co. Ltd., Class H	234,000	290,745
Jiangsu Hengrui Medicine Co. Ltd., Class A3	83,364	987,023
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd.[3]	56,900	820,466
Jiangxi Copper Co. Ltd., Class H	525,000	623,246
JOYY, Inc.*,1	11,070	670,067
Kweichow Moutai Co. Ltd., Class A3	10,600	1,501,645
Midea Group Co. Ltd., Class A3	372,700	2,763,291
NetEase, Inc., ADR	16,873	5,412,183
Offshore Oil Engineering Co. Ltd., Class A3	1,402,877	1,357,263
People's Insurance Co. Group of China Ltd./The, Class H	2,152,000	775,835
PICC Property & Casualty Co. Ltd., Class H	770,000	831,805
Ping An Insurance Group Co. of China Ltd., Class H	622,000	7,103,675
Prosus N.V.*	845	61,130
SAIC Motor Corp. Ltd., Class A3	160,997	489,817
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	688,000	822,950
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	385,000	719,774
Shenzhen International Holdings Ltd.	319,500	641,748
Shenzhou International Group Holdings Ltd.	147,000	1,964,643
Shimao Property Holdings Ltd.	349,500	1,140,760
Sinopharm Group Co. Ltd., Class H	714,784	2,346,843
TAL Education Group, ADR*	58,808	2,934,519
Tencent Holdings Ltd.	365,946	17,574,982
Tencent Music Entertainment Group, ADR*	141,961	1,801,485
Tingyi Cayman Islands Holding Corp.	1,048,000	1,775,768
Travelsky Technology Ltd., Class H	543,000	1,184,356
Trip.Com Group Ltd.*	60,428	1,941,552
Wens Foodstuffs Group Co. Ltd., Class A3	328,556	1,444,798
Yanzhou Coal Mining Co. Ltd.	874,000	650,442
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H2	161,400	935,158
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd.,[3] Class A	96,900	1,679,274
Zhejiang NHU Co. Ltd.[3]	354,721	1,125,025
		119,590,266

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Czech Republic—0.1%
Komercni banka A.S.	15,941	$549,205
Egypt—0.1%
Commercial International Bank Egypt S.A.E. (CIB)	99,607	536,365
Germany—0.5%
Delivery Hero SE*,2	23,394	1,806,298
Ghana—0.2%
Tullow Oil PLC	934,175	627,151
Greece—0.5%
Eurobank Ergasias SA*	786,165	726,725
Hellenic Telecommunications Organization SA	50,837	761,140
National Bank of Greece SA*	75,191	240,499
		1,728,364
Hong Kong—0.5%
Haier Electronics Group Co. Ltd.	270,000	818,698
WH Group Ltd.[2]	1,028,500	987,898
		1,806,596
Hungary—0.4%
MOL Hungarian Oil & Gas PLC	84,911	720,148
OTP Bank Nyrt	18,758	870,682
		1,590,830
India—13.0%
ACC Ltd.	30,380	640,574
Apollo Hospitals Enterprise Ltd.	27,736	645,304
Asian Paints Ltd.	47,859	1,204,330
Avenue Supermarts Ltd.*,2	20,638	617,181
Bajaj Auto Ltd.	31,598	1,408,166
Bajaj Finance Ltd.	30,858	1,888,000
Britannia Industries Ltd.	28,371	1,272,565
Coal India Ltd.	210,268	535,412
Dr Reddy's Laboratories Ltd.	28,518	1,244,709
Federal Bank Ltd.	532,377	681,535
HCL Technologies Ltd.	138,534	1,148,149
HDFC Bank Ltd.	140,881	2,421,082
HDFC Life Insurance Co. Ltd.[2]	160,090	1,344,301
Hindalco Industries Ltd.	326,405	866,129
Hindustan Unilever Ltd.	51,805	1,476,850
Housing Development Finance Corp. Ltd.	150,564	5,093,529
ICICI Bank Ltd.	264,789	1,950,550
ICICI Lombard General Insurance Co. Ltd.[2]	56,022	1,035,062
Indiabulls Housing Finance Ltd.	203,967	875,808
Indraprastha Gas Ltd.	130,511	928,204
IndusInd Bank Ltd.	97,820	1,725,687
Infosys Ltd.	327,629	3,562,677
Infosys Ltd., ADR	76,216	835,327
Larsen & Toubro Ltd.	15,055	288,895
Lupin Ltd.	47,048	473,562
Maruti Suzuki India Ltd.	11,780	1,141,310
Motherson Sumi Systems Ltd.	680,592	1,275,201
MRF Ltd.	1,535	1,498,802
Petronet LNG Ltd.	323,072	1,206,582
Power Grid Corp. of India Ltd.	98,426	257,729
	Number of shares	Value
Common stocks—(continued)
India—(concluded)
REC Ltd.	441,378	$888,849
Reliance Industries Ltd.	142,217	2,813,448
Tata Consultancy Services Ltd.	44,014	1,282,378
Tech Mahindra Ltd.	108,174	1,207,601
United Spirits Ltd.*	119,734	1,038,648
UPL Ltd.	200,420	1,478,908
Vedanta Ltd.	349,004	674,458
		48,927,502
Indonesia—2.2%
PT Bank Rakyat Indonesia Persero Tbk	11,305,300	3,692,540
PT Telekomunikasi Indonesia Persero Tbk	11,076,500	3,082,439
PT Unilever Indonesia Tbk	2,900,700	1,688,800
		8,463,779
Kazakhstan—0.3%
Halyk Savings Bank of Kazakhstan JSC	25,985	378,082
Kazakhmys PLC	131,622	760,926
		1,139,008
Macau—0.2%
Sands China Ltd.	146,400	716,298
Malaysia—0.9%
AMMB Holdings Berhad	421,800	380,835
Genting Malaysia Berhad	1,621,500	1,194,956
Malayan Banking Berhad	181,026	372,389
MISC Berhad	381,900	716,645
RHB Bank Berhad	457,600	635,369
		3,300,194
Mexico—2.0%
Fibra Uno Administracion SA de C.V.	670,138	1,099,785
Grupo Aeroportuario del Centro Norte SAB de C.V.	102,262	778,621
Grupo Aeroportuario del Pacifico SAB de C.V., Class B	148,200	1,831,686
Grupo Financiero Banorte SAB de C.V., Class O	344,902	2,119,006
Kimberly-Clark de Mexico SAB de C.V., Class A	359,613	741,664
Wal-Mart de Mexico SAB de C.V.	343,800	997,985
		7,568,747
Panama—0.4%
Copa Holdings SA, Class A	16,579	1,624,079
Peru—0.8%
Credicorp Ltd.	14,788	3,054,905
Philippines—0.2%
SM Prime Holdings, Inc.	1,004,300	768,587
Poland—0.6%
KGHM Polska Miedz SA*	33,464	787,683
Powszechna Kasa Oszczednosci Bank Polski SA	79,126	698,636
Powszechny Zaklad Ubezpieczen SA	74,364	771,940
		2,258,259
Qatar—0.1%
Qatar Electricity & Water Co. QSC	46,410	204,581

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Romania—0.0%†
Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR	16,940	$138,908
Russia—4.6%
Gazprom PJSC, ADR[4,5]	264,876	1,862,078
Gazprom PJSC, ADR	197,685	1,381,818
Lukoil PJSC, ADR[5]	13,430	1,371,606
Lukoil PJSC, ADR[4,5]	16,923	1,726,146
MMC Norilsk Nickel PJSC, ADR	29,399	950,176
Mobile TeleSystems PJSC, ADR	109,287	1,113,635
Sberbank of Russia PJSC, ADR	198,696	3,179,136
Severstal PJSC, GDR	43,968	619,949
Yandex N.V., Class A*	114,572	5,133,971
		17,338,515
Singapore—0.2%
IGG, Inc.	966,000	680,352
South Africa—4.3%
African Rainbow Minerals Ltd.	59,220	666,479
AngloGold Ashanti Ltd., ADR	52,144	1,061,652
Barloworld Ltd.	80,957	503,807
Bid Corp. Ltd.	83,769	1,854,432
Bidvest Group Ltd./The	166,751	2,299,860
Capitec Bank Holdings Ltd.	32,938	2,954,292
Clicks Group Ltd.	77,976	1,269,146
Exxaro Resources Ltd.	74,602	605,276
Impala Platinum Holdings Ltd.*	124,662	1,175,312
Kumba Iron Ore Ltd.	26,031	606,248
Mr Price Group Ltd.	61,292	694,739
Naspers Ltd., Class N	6,708	1,099,811
Sasol Ltd.	41,613	663,130
Woolworths Holdings Ltd.	235,868	697,460
		16,151,644
South Korea—7.9%
Daelim Industrial Co. Ltd.	12,307	836,403
Douzone Bizon Co. Ltd.	14,574	1,102,970
Hanwha Aerospace Co. Ltd.*	19,898	542,589
Hotel Shilla Co. Ltd.	16,470	1,207,768
Hyundai Glovis Co. Ltd.	5,152	635,436
Hyundai Mobis Co. Ltd.	5,197	1,000,723
KB Financial Group, Inc.*	26,221	966,911
Korea Zinc Co. Ltd.	1,068	340,513
LG Chem Ltd.	7,332	2,076,226
LG Household & Health Care Ltd.	1,983	2,093,060
LG Uplus Corp.	58,923	655,057
NAVER Corp.	9,523	1,434,223
NCSoft Corp.	1,550	827,118
Samsung Electro-Mechanics Co. Ltd.	13,477	1,413,454
Samsung Electronics Co. Ltd.	152,877	7,234,352
Samsung Fire & Marine Insurance Co. Ltd.	3,216	569,347
SFA Engineering Corp.	20,854	713,884
Shinhan Financial Group Co. Ltd.*	59,860	1,966,287
SK Hynix, Inc.	29,135	2,285,625
Soulbrain Co. Ltd.	14,257	1,171,087
Woongjin Coway Co. Ltd.	9,026	664,918
		29,737,951
	Number of shares	Value
Common stocks—(continued)
Taiwan—11.4%
Accton Technology Corp.	170,000	$917,276
Advantech Co. Ltd.	82,000	789,897
ASE Technology Holding Co. Ltd.	332,000	819,862
China Life Insurance Co. Ltd.*	1,173,487	959,486
Chinatrust Financial Holding Co. Ltd.	1,066,934	778,771
Compeq Manufacturing Co. Ltd.	580,000	785,263
E.Sun Financial Holding Co. Ltd.	1,441,438	1,340,806
Feng TAY Enterprise Co. Ltd.	169,700	1,028,008
Globalwafers Co. Ltd.	85,281	1,129,213
Hiwin Technologies Corp.	101,000	1,023,073
Makalot Industrial Co. Ltd.	124,200	624,926
MediaTek, Inc.	142,169	1,825,998
Mega Financial Holding Co. Ltd.	477,118	498,298
Nien Made Enterprise Co. Ltd.	72,200	591,529
Powertech Technology, Inc.	214,000	765,070
SinoPac Financial Holdings Co. Ltd.	1,712,000	731,067
Synnex Technology International Corp.	526,000	652,951
Taiwan Semiconductor Manufacturing Co. Ltd.	1,159,831	12,285,939
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	138,298	7,459,794
Tripod Technology Corp.	239,000	890,049
Uni-President Enterprises Corp.	1,454,000	3,494,336
Unimicron Technology Corp.	741,000	948,050
Win Semiconductors Corp.	162,000	1,512,265
Wistron Corp.	1,126,755	1,016,388
		42,868,315
Thailand—2.2%
Advanced Info Service PCL, NVDR	208,600	1,365,236
Airports of Thailand PCL	538,300	1,217,521
Charoen Pokphand Foods PCL	785,200	755,727
CP ALL PCL	633,300	1,437,471
CP ALL PCL	289,500	657,110
Kasikornbank PCL	60,000	271,415
Kasikornbank PCL, NVDR	37,000	166,779
Minor International PCL, NVDR	1,177,600	1,161,732
Thanachart Capital PCL, NVDR	405,500	676,484
TMB Bank PCL	15,316,100	692,836
		8,402,311
Turkey—1.4%
Tekfen Holding A.S.	161,277	518,749
Turk Hava Yollari AO*	430,250	983,470
Turkiye Garanti Bankasi A.S.*	882,506	1,754,764
Turkiye Is Bankasi A.S., Class C*	845,118	1,023,786
Turkiye Sise ve Cam Fabrikalari A.S.	1,050,138	975,607
		5,256,376
United Arab Emirates—0.4%
Emaar Properties PJSC	824,558	906,934
First Abu Dhabi Bank PJSC	143,157	603,333
		1,510,267
United Kingdom—0.3%
Mondi PLC	55,804	1,139,235

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United States—0.1%
MercadoLibre, Inc.*	743	$492,609
Vietnam—0.3%
Hoa Phat Group JSC*	731,000	758,606
Vincom Retail JSC	238,000	307,966
		1,066,572
Zambia—0.9%
First Quantum Minerals Ltd.	410,180	3,211,021
Total common stocks (cost—$324,376,669)		360,973,335
Preferred stocks—1.7%
Brazil—1.0%
Banco do Estado do Rio Grande do Sul SA, Class B	166,000	778,719
Itausa—Investimentos Itau SA	646,330	1,940,831
Telefonica Brasil SA	77,400	1,073,363
		3,792,913
South Korea—0.7%
Samsung Electronics Co. Ltd.	69,433	2,767,183
Total preferred stocks (cost—$5,957,587)		6,560,096
	Number of shares	Value
Exchange traded funds—0.9%
iShares MSCI Emerging Markets ETF (cost—$3,290,836)	78,102	$3,288,875
Short-term investments—0.6%
Investment companies—0.6%
State Street Institutional U.S. Government Money Market Fund (cost—$2,171,118)	2,171,118	2,171,118
Investment of cash collateral from securities loaned—0.4%
Money market funds—0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$1,492,437)	1,492,437	1,492,437
Total investments (cost—$337,288,647)—99.5%		374,485,861
Other assets in excess of liabilities—0.5%		2,040,021
Net assets—100.0%		$376,525,882

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$340,922,906	$—	$20,050,429	$360,973,335
Preferred stocks	6,560,096	—	—	6,560,096
Exchange traded funds	3,288,875	—	—	3,288,875
Short-term investments	—	2,171,118	—	2,171,118
Investment of cash collateral from securities loaned	—	1,492,437	—	1,492,437
Total	$350,771,877	$3,663,555	$20,050,429	$374,485,861

At January 31, 2020, securities were transferred from Level 1 to Level 3 as the valuation is based primarily on unobservable inputs.

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2020 (unaudited)

Fair valuation summary—(concluded)

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2020:

Common stocks
Beginning balance	$—
Purchases	13,794,544
Sales	(1,502,047)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	264,568
Net change in unrealized appreciation/depreciation	65,220
Transfers into Level 3	7,428,144
Transfers out of Level 3	—
Ending balance	$20,050,429

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2020, was $(65,220).

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $7,788,729, represented 2.1% of the Fund's net assets at period end.

3  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

4  Security is traded on the over-the-counter ("OTC") market.

5  Security is traded on the Turquoise Exchange.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 4.89% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPSA Nareit Developed Index (the "benchmark") returned 7.43%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 222. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. By sector, net lease was the leading contributor to returns, driven by stock selection. Overweight exposure within the industrial and healthcare sectors contributed as well. Conversely, the diversified sector was the leading detractor from returns, driven by stock selection. Stock selection and an overweight allocation to data centers also detracted, as did an underweight exposure and stock selection within the hotel sector.

Canada was the leading regional contributor, driven by an overweight allocation and stock selection, where overweight exposure to the industrial sector was additive for results. Stock selection and overweight exposure to Japan was also beneficial. Conversely, Continental Europe was the leading detractor, due to an underweight exposure and stock selection. Stock selection in the UK and the US also detracted from returns.

By security, an overweight to Derwent London Plc (office, UK) was the leading contributor to relative performance. The stock performed well on positive sentiment related to a Brexit resolution. Not owning Link Real Estate Investment Trust (retail, Hong Kong) was rewarded, as Hong Kong retail was negatively impacted by the ongoing unrest in the region, as well as concerns related to the coronavirus. An overweight allocation to Granite Real Estate Investment Trust (industrial, Canada) contributed to returns as well.

An overweight position in Hammerson Plc (retail, UK) was the leading detractor from returns. The stock trades at a discount to net asset value, but declined further in January 2020 amid concerns around slowing rent growth as some retail tenants struggle with rising e-commerce penetration. Overweight exposure to CyrusOne (data centers, US) also detracted from performance, as did underweight exposure to WFD Unibail-Rodamco N.V. (retail, France).

The Portfolio did not utilize derivatives during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brookfield Public Securities Group LLC (f/k/a Brookfield Investment Management Inc.) ("Brookfield")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

The subadvisor utilizes a strategy that involves achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry.

PACE Global Real Estate Securities Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.94%	8.15%	3.51%	8.44%
Class P2	4.89	8.38	3.76	8.71
After deducting maximum sales charge
Class A1	(0.83)	2.16	2.34	7.84
FTSE EPRA Nareit Developed Index[3]	7.43	11.93	5.69	9.99

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.80%	20.44%	4.54%	7.73%
Class P2	4.89	20.68	4.80	8.00
After deducting maximum sales charge
Class A1	(0.93)	13.88	3.36	7.13

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.56% and 1.45%; and Class P—1.57% and 1.20% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; and Class P—1.20% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The FTSE EPRA Nareit Developed Index is designed to measure the stock performance of companies engaged in certain real estate activities of the North American, UK, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Real Estate Securities Investments

Portfolio statistics—January 31, 2020 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Mitsui Fudosan Co. Ltd.	3.9%
Dexus	3.0
Prologis, Inc.	3.0
GLP J-Reit	3.0
Welltower, Inc.	2.9
Public Storage	2.8
Ventas, Inc.	2.8
Sun Hung Kai Properties Ltd.	2.7
Simon Property Group, Inc.	2.5
Mitsubishi Estate Co. Ltd.	2.4
Total	29.0%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	49.8%
Japan	14.5
United Kingdom	7.1
Hong Kong	5.8
Singapore	5.6
Total	82.8%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2020

Common stocks

Apartments	7.9%
Diversified	22.5
Health care	9.7
Hotels	4.9
Hotels & motels	3.8
Office property	12.2
Real estate management/service	6.1
Real estate operations/development	11.4
Regional malls	2.5
Shopping centers	3.2
Storage	4.4
Warehouse/industrial	11.0
Total common stocks	99.6
Investment companies	1.0
Investment of cash collateral from securities loaned	1.0
Total investments	101.6
Liabilities in excess of other assets	(1.6)
Net assets	100.0%

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—99.6%
Australia—4.0%
Dexus	429,931	$3,660,763
Mirvac Group	517,744	1,178,365
		4,839,128
Canada—4.8%
Allied Properties Real Estate Investment Trust	58,064	2,422,770
Boardwalk Real Estate Investment Trust	42,373	1,511,904
Granite Real Estate Investment Trust	34,228	1,849,512
		5,784,186
France—3.8%
Accor SA	26,800	1,100,625
Gecina SA	6,763	1,278,086
Unibail-Rodamco-Westfield	15,497	2,107,119
		4,485,830
Germany—3.4%
Deutsche Wohnen SE	45,000	1,906,456
Vonovia SE	38,339	2,191,473
		4,097,929
Hong Kong—5.8%
CK Asset Holdings Ltd.	356,978	2,307,354
Sun Hung Kai Properties Ltd.	226,655	3,189,734
Swire Properties Ltd.	450,511	1,409,551
		6,906,639
Japan—14.5%
GLP J-Reit	2,633	3,530,754
Invesco Office J-Reit, Inc.	4,305	917,775
Kenedix Residential Next Investment Corp.[1]	594	1,179,722
LaSalle Logiport REIT	777	1,254,903
MCUBS MidCity Investment Corp.	1,120	1,317,890
Mitsubishi Estate Co. Ltd.	146,873	2,916,992
Mitsui Fudosan Co. Ltd.	174,392	4,685,915
Mitsui Fudosan Logistics Park, Inc.	139	673,481
Tokyu Fudosan Holdings Corp.	133,397	955,342
		17,432,774
Singapore—5.6%
CapitaLand Commercial Trust	1,546,689	2,334,882
CapitaLand Ltd.	425,399	1,128,495
City Developments Ltd.	297,872	2,313,823
Keppel REIT	1,035,641	918,310
		6,695,510
Spain—0.8%
Merlin Properties Socimi SA	67,587	959,454
United Kingdom—7.1%
Derwent London PLC	22,369	1,214,022
Hammerson PLC[1]	744,568	2,294,793
Land Securities Group PLC	182,311	2,258,157
Tritax Big Box REIT PLC	919,567	1,696,360
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Tritax EuroBox PLC[2]	891,626	$1,062,008
		8,525,340
United States—49.8%
Americold Realty Trust	24,741	852,822
AvalonBay Communities, Inc.	12,600	2,730,294
CareTrust REIT, Inc.	56,874	1,261,465
CubeSmart	58,488	1,852,315
CyrusOne, Inc.	28,426	1,729,722
Digital Realty Trust, Inc.[1]	16,700	2,053,933
Douglas Emmett, Inc.	43,100	1,788,650
Essex Property Trust, Inc.	6,001	1,858,870
Four Corners Property Trust, Inc.	9,444	286,059
Healthpeak Properties, Inc.	41,239	1,484,192
Highwoods Properties, Inc.	49,100	2,460,401
Kilroy Realty Corp.	33,307	2,750,159
MGM Growth Properties LLC, Class A1	78,692	2,513,422
Mid-America Apartment Communities, Inc.	15,888	2,179,992
Park Hotels & Resorts, Inc.	85,865	1,883,878
Pebblebrook Hotel Trust	46,744	1,108,768
Physicians Realty Trust	109,274	2,114,452
Prologis, Inc.	38,400	3,566,592
Public Storage	15,200	3,401,152
Regency Centers Corp.	28,500	1,768,140
Retail Properties of America, Inc., Class A	133,978	1,627,833
Ryman Hospitality Properties, Inc.	17,956	1,526,799
Simon Property Group, Inc.	22,291	2,968,047
SL Green Realty Corp.	16,700	1,537,068
Ventas, Inc.	57,186	3,308,782
VEREIT, Inc.	142,390	1,389,726
VICI Properties, Inc.	71,222	1,908,749
Vornado Realty Trust	35,300	2,321,681
Welltower, Inc.	40,571	3,444,884
		59,678,847
Total common stocks (cost—$113,791,628)		119,405,637
Short-term investments—1.0%
Investment companies—1.0%
State Street Institutional U.S. Government Money Market Fund 1.495%, due 12/31/30 (cost—$1,199,130)	1,199,130	1,199,130
Investment of cash collateral from securities loaned—1.0%
Money market funds—1.0%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$1,271,893)	1,271,893	1,271,893
Total investments (cost—$116,262,651)—101.6%		121,876,660
Liabilities in excess of other assets—(1.6)%		(1,970,898)
Net assets—100.0%		$119,905,762
For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$117,298,518	$2,107,119	$—	$119,405,637
Short-term investments	—	1,199,130	—	1,199,130
Investment of cash collateral from securities loaned	—	1,271,893	—	1,271,893
Total	$117,298,518	$4,578,142	$—	$121,876,660

At January 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $1,062,008, represented 0.9% of the Fund's net assets at period end.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance

For the six-months ended January 31, 2020, the Portfolio's Class P shares returned 1.33% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE Three-Month US Treasury Bill Index (the "benchmark") returned 0.96%, the Bloomberg Barclays Global Aggregate Index returned 2.78%, the MSCI World Index (net) returned 7.94%, the HFRI Fund of Funds Composite Index (net) returned 2.15%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 230. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Investment Manager's comments2,3

The Portfolio outperformed its benchmark during the reporting period. This was largely driven by allocations to global macro strategies. The primary contributors to returns for these strategies included long US equities exposure and long credit positions. Many equity indices set all-time highs in mid-January 2020, as the US and China signed the "Phase One" trade deal. Both investment grade and high yield fixed income credit also performed well in part to the easing trade tensions but also because of the improved risk appetite toward the end of 2019. Emerging market (EM) hard currency and European bank sub-debt strategies also benefited from the fall in bond yields.

Allocations to equity hedged strategies also contributed to performance. This was driven primarily by a market neutral strategy that has strong positive returns due to positioning in several sectors including information technology, consumer discretionary, homebuilders and forest products. Both homebuilders and forest products benefited from a reacceleration in US housing activity. The largest detractor for the strategies included long positions in two investments focused on the monetization of wireless spectrum assets in the impending 5G initiative. Despite considering research analyzing comparable transactions, potential bidders, and the premiums placed on these scarce assets, valuations were impacted by political actions taken to disrupt the anticipated private auction of these spectrum assets.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  A long position in a security is implemented by purchasing a security with the expectation that it will rise in value. A short position in a security may be taken when an investor believes that a security, or investment, is overpriced and expects it to fall in value. A short position is typically implemented by first borrowing the investment and then selling it. The investor then seeks to buy the investment at a later date ideally at a lower price to replace the security that had been borrowed, thereby earning a profit on the transaction.

3  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Subadvisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Wells Capital Management Incorporated (f/k/a Analytic Investors, LLC) ("WellsCap"); First Quadrant L.P. ("First Quadrant");
Standard Life Investments (Corporate Funds) Limited ("Aberdeen Standard Investments");
Sirios Capital Management, L.P. ("Sirios");

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ")

Kettle Hill Capital Management, LLC ("Kettle Hill")

Magnetar Asset Management, LLC ("Magnetar") (Effective February 14, 2020);
DLD Asset Management, L.P. ("DLD") (Effective February 14, 2020)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee CFA, and Russell Sinder

WellsCap: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Jeppe Ladekarl;

(continued on next page)

PACE Alternative Strategies Investments

Advisor's comments – concluded

The largest detractors or offsets to performance included allocations to systematic strategies such as a low volatility long short equity strategy and a style premia strategy. Market returns can be broadly explained by a combination of factor exposures (e.g., value, growth, momentum, quality, etc.) and idiosyncratic risk. Over the performance reporting period, factor exposures had a large impact on the performance of certain strategies, such as systematic strategies. In particular, many systematic strategies, including the ones in this fund, had exposure to the value factor which materially underperformed the growth factor. Systematic strategies had a tendency to tilt their exposures more to the value factor as it continued to get cheaper versus growth which led to the underperformance. The dispersion in performance between the value and growth investment styles is at historical levels, and is the topic of much debate by investors and academics alike due to the extended period over which value has continued to underperform.

There is significant use of derivatives in the Fund, including but not limited to options, futures, forwards, and swaps. Derivative use is relied upon for risk management and efficient implementation purposes.

In general, derivatives were used in the Portfolio to gain economic exposure and for hedging or risk management purposes mostly across currencies, fixed income and equity markets. Derivatives are the primary instrument to implement currency strategies because of their high degree of liquidity, low cost and trading efficiency. The instruments utilized in the Portfolio over the period primarily included currency forwards, both deliverable and non-deliverable, swaps and options across equities, fixed income and currencies.

Portfolio Management
Team (concluded)

Aberdeen Standard Investments: Neil Richardson, Adam Rudd, CFA, Katy Forbes, Scott Smith, CFA, and David Sol;

Magnetar: Devin Dallaire

DLD: Sudeep Duttaroy

Aviva: Peter Fitzgerald, James McAlevey and Mark Robertson
PCJ: Nereo Piticco, Adam Posman, Heiki Altosaar, Kevin Kingsley and Jenny Yan

Kettle Hill: Andrew Y. Kurita

UBS AM sleeve: Mabel Lung, Gina Toth, Fred Lee, and Russell Sinder;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

PACE Alternative Strategies Investments

Investment process

The main strategies of the subadvisors include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "currency strategy" that seeks to produce absolute return from investing in currency markets.

• A "global multi-asset strategy" that involves achieving a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes.

• A "managed futures strategy" in which the subadvisor takes both long and short positions in a portfolio of futures contracts, futures related instruments, forward contracts and swaps across different asset classes.

• A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk adjusted return while demonstrating low correlation with, and lower volatility than, traditional long only investment portfolios.

• A "diversified currency strategy" that seeks to produce absolute returns from a blend of a fundamental discretionary process and a fundamental systematic process by investing in developed market currency instruments.

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/20	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	1.23%	3.77%	0.85%	2.55%	1.42%
Class Y3	1.34	3.99	1.13	2.82	1.31
Class P4	1.33	3.99	1.10	2.82	1.68
After deducting maximum sales charge
Class A2	(4.37)	(1.92)	(0.29)	1.97	1.00
FTSE Three-Month US Treasury Bill Index[5]	0.96	2.18	1.07	0.57	1.14
Bloomberg Barclays Global Aggregate Index[6]	2.78	6.58	2.60	2.56	3.77
MSCI World Index (net)[7]	7.94	17.73	9.00	9.87	6.10
HFRI Fund of Funds Composite Index (net)[8]	2.15	6.01	2.40	2.90	2.06

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/19	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	0.95%	6.08%	0.77%	2.35%	1.36%
Class Y3	1.16	6.41	1.07	2.62	1.25
Class P4	1.14	6.42	1.04	2.62	1.63
After deducting maximum sales charge
Class A2	(4.57)	0.28	(0.37)	1.78	0.95

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—2.82% and 2.75%; Class Y—2.55% and 2.48%; and Class P—2.59% and 2.52% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2020 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Class A—1.88%; Class Y—1.63%; and Class P—1.63% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The FTSE Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The HFRI Fund of Funds Composite Index is an index of Fund of Funds strategies which invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of vesting with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Alternative Strategies Investments

Portfolio statistics—January 31, 2020 (unaudited)

Top ten equity holdings (long holdings)[1]	Percentage of net assets
Berkshire Hathaway, Inc., Class B	0.7%
Fidelity National Information Services, Inc.	0.7
Elanco Animal Health, Inc.	0.7
Union Pacific Corp.	0.6
Norbord, Inc.	0.6
Keysight Technologies, Inc.	0.6
Air Canada	0.5
Abbott Laboratories	0.5
JPMorgan Chase & Co.	0.5
Raytheon Co.	0.5
Total	5.9%
Top ten equity holdings (short holdings)[1]	Percentage of net assets
Cheniere Energy, Inc.	(0.3)%
Mosaic Co./The	(0.2)
Iron Mountain, Inc.	(0.2)
Hydro One Ltd.	(0.2)
Twilio, Inc., Class A	(0.2)
Marathon Oil Corp.	(0.2)
Helmerich & Payne, Inc.	(0.2)
Rogers Communications, Inc., Class B	(0.2)
West Fraser Timber Co. Ltd.	(0.2)
H&R Real Estate Investment Trust	(0.2)
Total	(2.1)%
Top ten long-term income holdings[1]	Percentage of net assets
U.S. Treasury Inflation Index Bonds (TIPS), 1.000% due 02/15/49	1.1%
Indonesia Treasury Bond, 7.000% due 09/15/30	0.4
Mexican Bonos, Series M 20, 10.000% due 12/05/24	0.3
Indonesia Treasury Bond, 7.000% due 05/15/27	0.3
Indonesia Treasury Bond, 6.500% due 06/15/25	0.2
Mexican Bonos, Series M, 8.000% due 11/07/47	0.2
Mexican Bonos, Series M, 8.000% due 12/07/23	0.2
Indonesia Treasury Bond, 8.375% due 09/15/26	0.1
Mexican Bonos, Series M 30, 10.000% due 11/20/36	0.1
U.S. Treasury Inflation Index Bonds (TIPS), 2.125 due 02/15/41	0.1
Total	3.0%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	78.1%
Canada	8.3
United Kingdom	3.8
France	2.8
Japan	2.1
Total	95.1%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(11.0)%
Canada	(5.6)
United Kingdom	(0.2)
Japan	(0.2)
Luxembourg	(0.2)
Total	(17.2)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2020

Common stocks
Aerospace & defense	1.5%
Air freight & logistics	0.3
Airlines	0.9
Auto components	0.0	†
Banks	2.2
Beverages	0.4
Biotechnology	0.3
Building products	1.3
Capital markets	1.2
Chemicals	0.3
Commercial services & supplies	1.1
Communications equipment	0.0	†
Construction & engineering	1.0
Construction materials	0.4
Consumer finance	0.4
Containers & packaging	0.5
Distributors	0.0	†
Diversified consumer services	0.1
Diversified financial services	1.0
Diversified telecommunication services	0.5
Electric utilities	1.2
Electrical equipment	0.2
Electronic equipment, instruments & components	1.6
Energy equipment & services	0.1
Entertainment	1.1
Equity real estate investment trusts	3.8
Food & staples retailing	0.8
Food products	0.8
Gas utilities	0.5
Health care equipment & supplies	2.6
Health care providers & services	0.4
Health care technology	0.0	†
Hotels, restaurants & leisure	1.1
Household durables	2.1
Household products	0.6
Independent power and renewable electricity producers	0.2
Industrial conglomerates	0.2
Insurance	2.1
Interactive media & services	1.1
Internet & direct marketing retail	0.2
IT services	2.0
Leisure products	0.1
Common stocks—(concluded)
Life sciences tools & services	0.4%
Machinery	1.2
Media	0.8
Metals & mining	0.7
Multi-utilities	0.4
Multiline retail	0.1
Oil, gas & consumable fuels	1.6
Paper & forest products	0.9
Personal products	0.0	†
Pharmaceuticals	1.7
Professional services	1.1
Real estate management & development	0.5
Road & rail	0.9
Semiconductors & semiconductor equipment	2.3
Software	2.2
Specialty retail	1.3
Technology hardware, storage & peripherals	0.8
Textiles, apparel & luxury goods	0.7
Tobacco	0.0	†
Trading companies & distributors	0.3
Transportation infrastructure	0.3
Water utilities	0.1
Wireless telecommunication services	0.1
Total common stocks	54.6
Preferred stocks
Aerospace & defense	0.0	†
Automobiles	0.0	†
Banks	0.1
Health care equipment & supplies	0.0	†
Machinery	0.0	†
Total preferred stocks	0.1
Investment companies	11.2
Commercial paper	0.5

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2020

Corporate bonds
Banking-non-U.S.	2.0%
Commercial services	0.1
Diversified financial services	0.1
Insurance	0.0 †
Oil & gas	0.1
Real estate	0.0 †
Telecommunications	0.0 †
Total corporate bonds	2.3
Non-U.S. government agency obligations	2.3
U.S. treasury obligations	2.1
Short-term U.S. treasury obligations	7.2
Short-term investments	22.2
Time deposits	4.0
Foreign exchange options purchased
Call options	0.0 †
Put options	0.0 †
Total foreign exchange options purchased	0.0 †
Options purchased
Call options	0.1
Put option	0.0 †
Total options purchased	0.1
Investments sold short Common stocks
Aerospace & defense	(0.3)
Air freight & logistics	(0.2)
Airlines	(0.5)
Auto components	(0.1)
Automobiles	(0.2)
Banks	(0.4)
Biotechnology	(0.6)
Building products	(0.2)
Capital markets	(0.6)
Chemicals	(0.4)
Commercial services & supplies	(0.1)
Communications equipment	(0.1)
Construction & engineering	(0.0)†
Investments sold short—(concluded) Common stocks—(concluded)
Containers & packaging	(0.4)%
Diversified consumer services	(0.1)
Diversified telecommunication services	(0.2)
Electric utilities	(0.5)
Electrical equipment	(0.2)
Energy equipment & services	(0.5)
Entertainment	(0.2)
Equity real estate investment trusts	(0.8)
Food & staples retailing	(0.1)
Health care equipment & supplies	(0.1)
Health care providers & services	(0.1)
Hotels, restaurants & leisure	(0.6)
Household durables	(0.0)†
Household products	(0.2)
Industrial conglomerates	(0.1)
Internet & direct marketing retail	(0.2)
IT services	(0.4)
Leisure products	(0.0)†
Machinery	(0.4)
Media	(0.0)†
Metals & mining	(0.8)
Multiline retail	(0.3)
Oil, gas & consumable fuels	(1.3)
Paper & forest products	(0.5)
Professional services	(0.1)
Real estate management & development	(0.1)
Road & rail	(0.3)
Semiconductors & semiconductor equipment	(0.1)
Specialty retail	(0.4)
Technology hardware, storage & peripherals	(0.1)
Textiles, apparel & luxury goods	(0.1)
Trading companies & distributors	(0.2)
Transportation infrastructure	(0.1)
Wireless telecommunication services	(0.2)
Investment companies	(4.1)
Other assets in excess of liabilities	10.9
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—54.6%
Australia—0.7%
Aristocrat Leisure Ltd.	9,015	$218,454
Charter Hall Group	2,974	25,602
CIMIC Group Ltd.	13,531	265,299
Dexus	6,336	53,949
Fortescue Metals Group Ltd.	170,227	1,297,890
Goodman Group	7,003	69,801
Harvey Norman Holdings Ltd.	49,159	139,197
Rio Tinto Ltd.	16,681	1,102,892
TPG Telecom Ltd.	8,613	43,126
Treasury Wine Estates Ltd.	29,834	260,221
		3,476,431
Austria—0.0%†
BAWAG Group AG*,1	3,407	147,816
CA Immobilien Anlagen AG	895	39,456
OMV AG	387	19,310
		206,582
Bahamas—0.0%†
OneSpaWorld Holdings Ltd.	2,913	43,724
Belgium—0.0%†
Aedifica SA	134	18,131
Ageas	510	28,151
Galapagos N.V.*	118	26,448
Groupe Bruxelles Lambert SA	219	22,034
Proximus SADP	423	12,066
Solvay SA	199	20,644
Umicore SA	551	25,403
Warehouses De Pauw CVA	1,197	34,237
		187,114
Brazil—0.0%†
Afya Ltd., Class A*	1,155	34,488
Canada—8.3%
Air Canada*,2	78,614	2,633,337
Algonquin Power & Utilities Corp.[2]	91,000	1,393,124
Alimentation Couche-Tard, Inc., Class B	7,983	266,804
Allied Properties Real Estate Investment Trust	1,039	43,353
AltaGas Ltd.	55,000	885,636
ATS Automation Tooling Systems, Inc.*,2	12,910	198,323
Badger Daylighting Ltd.[2]	26,810	699,523
Boyd Group Services, Inc.[2]	7,030	1,104,858
Brookfield Asset Management, Inc., Class A2	38,840	2,377,396
Brookfield Business Partners LP2	28,510	1,198,868
BSR Real Estate Investment Trust[2]	25,850	317,697
Canadian Apartment Properties REIT[2]	39,625	1,694,707
Canadian Pacific Railway Ltd.[2]	3,900	1,036,659
Cargojet, Inc.[2]	12,980	1,156,470
Chorus Aviation, Inc.[2]	90,450	533,788
Colliers International Group, Inc.[2]	2,690	217,971
Cominar Real Estate Investment Trust[2]	46,700	514,145
Constellation Software, Inc.	1,100	1,156,230
Descartes Systems Group, Inc./The*,2	14,500	649,745
Element Fleet Management Corp.[2]	157,700	1,514,559
Empire Co. Ltd.[2]	73,880	1,713,855
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
Enerplus Corp.[2]	120,846	$616,360
Ensign Energy Services, Inc.[2]	220,650	393,482
European Residential Real Estate Investment Trust[2]	348,180	1,304,952
Fairfax Financial Holdings Ltd.	1,300	581,699
First Capital Real Estate Investment Trust	24,500	401,175
H&R Real Estate Investment Trust	15,900	256,990
Hardwoods Distribution, Inc.[2]	51,979	638,249
IA Financial Corp., Inc.[2]	15,670	862,359
Interfor Corp.*,2	111,739	1,182,910
InterRent Real Estate Investment Trust[2]	71,210	905,057
Kelt Exploration Ltd.*,2	143,440	411,872
Kinaxis, Inc.*,2	5,200	431,749
Kirkland Lake Gold Ltd.	300	12,302
Minto Apartment Real Estate Investment Trust[2]	33,960	632,291
Norbord, Inc.[2]	94,780	2,781,793
Northland Power, Inc.[2]	31,010	698,041
Novagold Resources, Inc.*	4,733	43,165
NuVista Energy Ltd.*,2	153,350	246,815
Open Text Corp.[2]	13,020	585,770
Pembina Pipeline Corp.[2]	12,930	495,158
People Corp.*	69,800	479,961
Power Corp. of Canada	19,500	486,542
Power Financial Corp.	15,700	407,507
Profound Medical Corp.*,2	11,390	192,960
Restaurant Brands International, Inc.	2,522	153,867
RioCan Real Estate Investment Trust	24,000	492,550
Seven Generations Energy Ltd., Class A*,2	155,070	778,045
Shaw Communications, Inc., Class B2	23,300	455,295
SmartCentres Real Estate Investment Trust	27,000	640,827
SNC-Lavalin Group, Inc.[2]	11,790	271,186
Summit Industrial Income REIT[2]	103,630	1,010,929
Tidewater Midstream and Infrastructure Ltd.[2]	733,534	598,622
Tricon Capital Group, Inc.[2]	37,290	307,134
Troilus Gold Corp.*,2	386,350	201,437
Well Health Technologies Corp.*,2	227,150	314,103
		41,580,202
China—0.3%
Alibaba Group Holding Ltd., ADR*	540	111,558
Ping An Insurance (Group) Co. of China Ltd., Class H	22,961	262,231
Shenzhou International Group Holdings Ltd.	19,701	263,302
Tencent Holdings Ltd.	3,006	144,367
Yangzijiang Shipbuilding Holdings Ltd.	730,100	508,277
Yum China Holdings, Inc.	982	42,295
		1,332,030
Denmark—0.2%
Orsted A/S1	3,833	418,689
Tryg A/S	7,620	231,159
Vestas Wind Systems A/S	3,188	318,332
		968,180
Finland—0.1%
Elisa Oyj	408	24,588
Fortum Oyj	10,213	247,602

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Finland—(concluded)
Kojamo Oyj	657	$12,081
Kone Oyj, Class B	4,539	293,280
Metso Oyj	346	12,322
Stora Enso Oyj, R Shares	1,659	21,637
Wartsila Oyj Abp	1,319	16,201
		627,711
France—1.5%
Accor SA	515	21,150
Aeroports de Paris	76	14,413
Airbus SE	15,852	2,342,446
Alstom SA	15,126	804,217
Arkema SA	195	17,954
Atos SE	262	21,834
AXA SA	10,085	269,329
Bureau Veritas SA	789	21,797
Cie de Saint-Gobain	6,938	263,424
Covivio	143	17,001
Credit Agricole SA	19,593	265,753
Edenred	659	35,659
Eiffage SA	265	30,786
Electricite de France SA	1,347	16,664
Gecina SA	650	122,838
Getlink SE	1,184	20,944
Ingenico Group SA	164	19,134
Ipsen SA	97	7,208
Klepierre	656	22,357
Natixis SA	2,479	10,511
Orpea	1,408	183,637
Rubis SCA	257	15,919
Safran SA	9,823	1,590,008
Schneider Electric SE	3,038	304,988
SCOR SE	463	19,733
Societe BIC SA	4,540	306,889
Sodexho SA	231	24,236
Suez	1,043	17,155
Thales SA	1,804	198,512
Ubisoft Entertainment SA*	273	20,782
Valeo SA	605	18,063
Vinci SA	3,454	383,832
Vivendi SA	5,625	154,463
Worldline SA*,1	267	18,877
		7,602,513
Germany—0.5%
Alstria Office REIT-AG	2,747	54,564
Aroundtown SA	2,352	22,266
BASF SE	3,760	254,664
Brenntag AG	418	21,733
Commerzbank AG	2,693	15,531
Covestro AG1	430	18,193
Delivery Hero SE*,1	334	25,789
Deutsche Lufthansa AG	642	9,847
Evonik Industries AG	451	12,389
GEA Group AG	400	12,018
Hannover Rueck SE	163	31,726
	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
HeidelbergCement AG	4,124	$280,278
Knorr-Bremse AG	130	14,203
LANXESS AG	211	12,711
LEG Immobilien AG	691	85,333
METRO AG	4,143	57,871
Puma SE	228	18,307
Rheinmetall AG	118	12,658
RWE AG	15,263	530,505
Scout24 AG1	291	20,058
Siemens Healthineers AG1	406	19,128
thyssenKrupp AG	1,333	16,506
Uniper SE	15,758	517,476
United Internet AG	301	9,781
Vonovia SE	9,428	538,908
Zalando SE*,1	438	21,097
		2,633,540
Ghana—0.0%†
Tullow Oil PLC	39,359	26,423
Hong Kong—0.0%†
Sino Land Co. Ltd.	100,000	137,254
Indonesia—0.1%
Telekomunikasi Indonesia Persero Tbk. PT	994,000	276,617
Ireland—0.1%
Bank of Ireland Group PLC	2,922	14,304
Flutter Entertainment PLC	217	24,668
Kingspan Group PLC	3,774	232,926
Smurfit Kappa Group PLC	600	20,815
		292,713
Israel—0.2%
Check Point Software Technologies Ltd.*	4,936	564,234
Nice Ltd., ADR*	1,304	224,679
		788,913
Italy—0.5%
Atlantia SpA	48,648	1,196,139
Davide Campari-Milano SpA	1,297	12,558
Enel SpA	61,235	533,454
FinecoBank Banca Fineco SpA	1,649	19,340
Leonardo SpA	1,093	13,552
Mediobanca Banca di Credito Finanziario SpA	1,702	17,011
Moncler SpA	542	23,443
Poste Italiane SpA[1]	1,264	14,509
Prysmian SpA	19,454	433,235
Telecom Italia SpA*	27,249	14,711
Terna Rete Elettrica Nazionale SpA	3,819	26,667
		2,304,619
Japan—2.1%
Advantest Corp.	24,200	1,311,005
Chugoku Electric Power Co., Inc./The	8,700	115,379
Comforia Residential REIT, Inc.	4	13,179
Daikin Industries Ltd.	1,500	216,441

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Daiwa Office Investment Corp.	3	$24,087
GLP J-Reit	27	36,206
Hitachi Ltd.	54,000	2,108,071
Invesco Office J-Reit, Inc.	56	11,939
Japan Excellent, Inc.	12	21,729
Japan Real Estate Investment Corp.	7	51,101
Japan Rental Housing Investments, Inc.	13	12,921
Kakaku.com, Inc.	34,800	923,675
Kansai Electric Power Co., Inc./The	42,200	478,258
Kenedix Realty Investment Corp.	3	24,087
LaSalle Logiport REIT	10	16,151
LIXIL Group Corp.	7,100	120,305
Mitsubishi Heavy Industries Ltd.	39,700	1,474,346
Mitsui Fudosan Co. Ltd.	4,800	128,976
Nippon Building Fund, Inc.	9	72,927
Nippon Express Co. Ltd.	1,300	69,226
Nippon Prologis REIT, Inc.	24	69,106
Orix JREIT, Inc.	18	38,091
Shionogi & Co. Ltd.	4,466	270,585
Sony Corp.	2,600	185,195
Sumitomo Realty & Development Co. Ltd.	1,400	52,328
Tokyo Electron Ltd.	9,000	2,034,978
Tokyu Fudosan Holdings Corp.	4,100	29,363
Toppan Printing Co. Ltd.	16,500	334,401
		10,244,056
Luxembourg—0.2%
Eurofins Scientific SE	31	16,709
SES SA	92,736	1,142,136
Tenaris SA	1,265	13,087
		1,171,932
Macau—0.1%
Sands China Ltd.	53,179	260,191
Mexico—0.0%†
Grupo Mexico SAB de CV, Series B	54,871	146,532
Netherlands—0.8%
ABN AMRO Group N.V.[1]	1,276	22,246
Aegon N.V.	4,946	20,126
Argenx SE*	116	16,738
ASR Nederland N.V.	13,029	486,092
EXOR N.V.	307	22,689
Heineken Holding N.V.	271	26,719
Koninklijke DSM N.V.	1,363	166,733
Koninklijke KPN N.V.	9,554	26,839
NXP Semiconductors N.V.	1,913	242,683
Randstad N.V.	337	19,420
Royal Dutch Shell PLC, A Shares	71,821	1,891,481
Royal Dutch Shell PLC, B Shares	29,739	785,407
		3,727,173
New Zealand—0.0%†
a2 Milk Co. Ltd.*	17,840	172,977
	Number of shares	Value
Common stocks—(continued)
Norway—0.1%
Entra ASA[1]	1,745	$29,899
Telenor ASA	10,958	198,897
		228,796
Panama—0.0%†
Copa Holdings SA, Class A	1,393	136,458
Portugal—0.0%†
EDP—Energias de Portugal SA	6,888	34,559
Galp Energia, SGPS SA	10,483	158,581
		193,140
Singapore—0.2%
CapitaLand Commercial Trust	23,000	34,721
CapitaLand Mall Trust	22,700	41,920
City Developments Ltd.	5,400	41,947
Venture Corp. Ltd.	68,100	814,944
		933,532
South Africa—0.1%
Anglo American PLC	9,875	258,921
South Korea—0.1%
Samsung Electronics Co. Ltd.	6,983	330,446
SK Hynix, Inc.	4,101	321,721
		652,167
Spain—0.2%
Banco de Sabadell SA	15,242	13,760
Bankinter SA	1,742	11,310
CaixaBank SA	9,721	28,462
Cellnex Telecom SA1	679	33,827
Enagas SA	614	16,561
Endesa SA	857	23,543
Grifols SA	799	26,850
Iberdrola SA	27,148	297,170
Iberdrola SA*	536	5,864
Inmobiliaria Colonial Socimi SA	3,531	47,345
Merlin Properties Socimi SA	5,014	71,178
Naturgy Energy Group SA	928	24,495
Red Electrica Corp. SA	21,680	433,637
		1,034,002
Sweden—0.2%
Assa Abloy AB, Class B	18,332	436,644
Castellum AB	2,881	70,806
Epiroc AB, Class B	6,923	78,457
Fabege AB	2,653	45,568
Hufvudstaden AB, A Shares	1,290	25,567
Kungsleden AB	2,622	27,944
Lundin Petroleum AB	5,995	182,835
Sandvik AB	8,482	155,201
SKF AB, B Shares	7,731	141,901
		1,164,923

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Switzerland—1.3%
Adecco Group AG	21,622	$1,272,807
Alcon, Inc.*	34,117	2,010,856
Chocoladefabriken Lindt & Spruengli AG	59	495,240
GAM Holding AG*	93,097	287,835
LafargeHolcim Ltd.*	31,342	1,597,687
Nestle SA	3,093	341,604
Schindler Holding AG	1,130	292,589
Zurich Insurance Group AG	498	207,173
		6,505,791
Taiwan—0.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	26,000	275,415
United Kingdom—1.3%
AstraZeneca PLC	3,236	317,238
Auto Trader Group PLC[1]	15,796	117,225
Aviva PLC	26,633	140,113
Barclays PLC	189,597	420,610
Barratt Developments PLC	15,213	161,273
BP PLC	32,986	198,929
British Land Co. PLC/The	13,058	95,630
BT Group PLC	111,503	236,938
Cineworld Group PLC	82,838	193,944
Coca-Cola European Partners PLC[2]	13,850	728,648
Experian PLC	13,267	461,978
GlaxoSmithKline PLC	13,445	316,733
Howden Joinery Group PLC	3,355	30,498
International Consolidated Airlines Group SA	34,332	258,049
Lloyds Banking Group PLC	352,446	264,303
London Stock Exchange Group PLC	6,157	637,092
Micro Focus International PLC	12,972	175,612
Next PLC	1,105	100,565
Persimmon PLC	4,163	167,831
RELX PLC	11,869	315,498
Rightmove PLC	3,531	30,671
Royal Bank of Scotland Group PLC	53,894	155,358
Severn Trent PLC	1,369	46,622
St James's Place PLC	2,880	43,507
Standard Chartered PLC	30,120	250,970
TechnipFMC PLC	1,199	19,315
United Utilities Group PLC	8,457	113,182
Vodafone Group PLC	285,987	563,825
Whitbread PLC	1,588	93,734
		6,655,891
United States—35.3%
8x8, Inc.*	2,267	42,212
A.O. Smith Corp.	995	42,477
AAON, Inc.	796	41,742
Abbott Laboratories	29,540	2,574,116
AbbVie, Inc.	436	35,325
Acceleron Pharma, Inc.*	501	45,481
Accenture PLC, Class A	316	64,846
Addus HomeCare Corp.*	447	42,170
Adobe, Inc.*	241	84,625
Advanced Disposal Services, Inc.*	1,310	43,164
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Agilent Technologies, Inc.	512	$42,271
Akamai Technologies, Inc.*	457	42,661
Alarm.com Holdings, Inc.*	934	41,031
Alexandria Real Estate Equities, Inc.	755	123,216
Alexion Pharmaceuticals, Inc.*,2	616	61,224
Allegion PLC[2]	8,996	1,163,363
ALLETE, Inc.	514	42,909
Alliance Data Systems Corp.[2]	8,646	888,722
Alliant Energy Corp.	727	43,155
Allison Transmission Holdings, Inc.	6,238	275,720
Allogene Therapeutics, Inc.*	1,954	42,441
Alnylam Pharmaceuticals, Inc.*	374	42,931
Alphabet, Inc., Class A*	149	213,484
Alphabet, Inc., Class C*	457	655,443
Altice USA, Inc., Class A*	4,669	127,744
Amazon.com, Inc.*,2	325	652,834
Ambarella, Inc.*	708	41,871
Amdocs Ltd.	587	42,235
Amedisys, Inc.*	236	41,652
American Eagle Outfitters, Inc.	145,727	2,098,469
American Express Co.	15,122	1,963,894
American Homes 4 Rent, Class A2	22,467	614,023
American States Water Co.	476	42,155
American Tower Corp.	1,750	405,545
American Water Works Co., Inc.	316	43,039
Americold Realty Trust	2,160	74,455
AMETEK, Inc.	435	42,260
Amgen, Inc.	296	63,951
ANSYS, Inc.*	154	42,247
Anterix, Inc.*	948	44,044
Antero Midstream Corp.	8,327	41,968
Aon PLC	1,502	330,815
Apache Corp.	22,440	615,754
Apartment Investment & Management Co., Class A	1,001	52,763
Appfolio, Inc., Class A*	327	42,981
Apple, Inc.[2]	1,688	522,453
Applied Materials, Inc.[2]	1,869	108,383
AptarGroup, Inc.	371	42,854
Arena Pharmaceuticals, Inc.*	983	44,913
Arthur J. Gallagher & Co.	3,277	336,122
Aspen Technology, Inc.*	353	42,000
AT&T, Inc.	3,439	129,375
Athene Holding Ltd., Class A*,2	7,292	317,640
Atmos Energy Corp.	368	43,067
AtriCure, Inc.*	1,071	41,662
Atrion Corp.	62	44,590
Autodesk, Inc.*	974	191,732
AvalonBay Communities, Inc.	551	119,396
Badger Meter, Inc.	716	42,287
Balchem Corp.	394	42,560
Bank of America Corp.	5,020	164,807
Bausch Health Cos., Inc.*,2	9,000	246,870
Baxter International, Inc.	4,361	389,088
Berkshire Hathaway, Inc., Class B*	15,994	3,589,533
Bio-Rad Laboratories, Inc., Class A*	118	42,589
Bio-Techne Corp.	203	42,624

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Biogen, Inc.*,2	549	$147,599
BioMarin Pharmaceutical, Inc.*	507	42,334
BJ's Wholesale Club Holdings, Inc.*	86,923	1,783,660
Black Knight, Inc.*	639	42,762
Blackstone Group, Inc./The, Class A	3,090	188,706
BMC Stock Holdings, Inc.*,2	12,930	377,362
Boeing Co./The	266	84,660
Boise Cascade Co.[2]	7,750	280,550
Booz Allen Hamilton Holding Corp.[2]	11,385	888,485
Boston Beer Co., Inc./The, Class A*	119	42,409
Boston Properties, Inc.	655	93,894
Boston Scientific Corp.*	44,472	1,862,043
Brady Corp., Class A	762	42,192
Brigham Minerals, Inc., Class A	2,485	42,270
Bright Horizons Family Solutions, Inc.*	263	43,061
Bristol-Myers Squibb Co.[2]	24,754	1,558,264
Broadcom, Inc.	197	60,117
Broadridge Financial Solutions, Inc.	334	39,796
Brown & Brown, Inc.	2,412	108,299
Brown-Forman Corp., Class B	628	42,478
BRP, Inc.[2]	6,460	329,785
Builders FirstSource, Inc.*,2	7,760	192,409
Burford Capital Ltd.	8,701	72,442
Cable One, Inc.	110	187,443
Cadence Design Systems, Inc.*	591	42,617
Cal-Maine Foods, Inc.	1,200	42,828
Calavo Growers, Inc.	548	41,982
Cardiovascular Systems, Inc.*	915	41,532
Cargurus, Inc.*	1,207	43,030
Carlisle Cos., Inc.	273	42,651
CDW Corp.[2]	8,654	1,128,914
Cerner Corp.	594	42,667
Charles Schwab Corp./The[2]	15,602	710,671
Charter Communications, Inc., Class A*	1,059	547,990
Chegg, Inc.*	1,036	42,714
Chemed Corp.	90	42,034
Chevron Corp.	942	100,926
Chico's FAS, Inc.	11,654	45,334
Chipotle Mexican Grill, Inc.*	49	42,471
Choice Hotels International, Inc.	425	42,585
Church & Dwight Co., Inc.	594	44,087
Cintas Corp.	153	42,682
Cisco Systems, Inc.	2,113	97,135
CIT Group, Inc.	46,613	2,130,680
Citigroup, Inc.	5,379	400,251
Citrix Systems, Inc.	353	42,791
Clorox Co./The	277	43,575
CMS Energy Corp.	3,360	230,194
Coca-Cola Co./The	721	42,106
Codexis, Inc.*	2,699	42,320
Cognex Corp.	815	41,541
Colgate-Palmolive Co.[2]	10,915	805,309
Columbia Sportswear Co.	452	42,452
Comcast Corp., Class A	13,566	585,916
CONMED Corp.	413	41,994
ConocoPhillips	3,594	213,591
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Constellation Brands, Inc., Class A	3,236	$609,339
Cooper Cos., Inc./The	122	42,321
Copart, Inc.*,2	17,227	1,747,851
CorVel Corp.*	462	42,305
CoStar Group, Inc.*	65	42,444
Costco Wholesale Corp.	220	67,214
Cracker Barrel Old Country Store, Inc.	277	42,362
CSW Industrials, Inc.	542	41,127
Curtiss-Wright Corp.	291	42,320
D.R. Horton, Inc.[2]	35,919	2,126,405
Danaher Corp.	9,077	1,460,217
Darden Restaurants, Inc.[2]	12,902	1,502,180
Deckers Outdoor Corp.*	244	46,582
Delta Air Lines, Inc.[2]	18,080	1,007,779
Denny's Corp.*	2,098	42,946
DENTSPLY SIRONA, Inc.	750	42,000
Digital Realty Trust, Inc.	1,202	147,834
DISH Network Corp., Class A*	28,859	1,060,857
Dolby Laboratories, Inc., Class A	626	43,407
Dollar General Corp.	275	42,188
Dollar Tree, Inc.*	2,502	217,849
Domino's Pizza, Inc.[2]	4,528	1,275,764
Donaldson Co., Inc.	808	41,895
Dorman Products, Inc.*	593	41,391
Douglas Emmett, Inc.	924	38,346
Duke Realty Corp.	3,151	114,413
Dycom Industries, Inc.*	11,546	466,689
E*TRADE Financial Corp.[2]	10,320	439,838
Elanco Animal Health, Inc.*	106,599	3,293,909
Electronic Arts, Inc.*	7,541	813,825
Eli Lilly & Co.	1,936	270,343
Enanta Pharmaceuticals, Inc.*	822	42,366
Encore Wire Corp.	777	42,199
EOG Resources, Inc.	2,622	191,170
EPAM Systems, Inc.*	186	42,434
Equifax, Inc.[2]	9,866	1,478,913
Equinix, Inc.	920	542,552
Equity Lifestyle Properties, Inc.	1,558	113,344
Erie Indemnity Co., Class A2	669	111,388
ESCO Technologies, Inc.	441	42,318
Essential Utilities, Inc.	826	42,902
Essex Property Trust, Inc.	300	92,928
Evergy, Inc.[2]	33,933	2,448,605
Evo Payments, Inc., Class A*	3,213	89,032
Exelixis, Inc.*	2,513	43,224
ExlService Holdings, Inc.*	580	42,404
Exponent, Inc.	587	42,716
Extra Space Storage, Inc.	656	72,606
Exxon Mobil Corp.	2,108	130,949
F5 Networks, Inc.*	345	42,131
Facebook, Inc., Class A*,2	11,817	2,385,970
Fair Isaac Corp.*	105	42,250
Fastenal Co.	1,196	41,716
Fidelity National Financial, Inc.[2]	31,190	1,520,512
Fidelity National Information Services, Inc.[2]	23,140	3,324,292
Fiserv, Inc.*,2	8,166	968,569

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Five Below, Inc.*	368	$41,665
FLIR Systems, Inc.	823	42,417
Flowers Foods, Inc.	1,967	42,350
Fluor Corp.	98,804	1,767,604
Fortive Corp.	567	42,485
Forward Air Corp.	639	41,823
Fox Factory Holding Corp.*	633	41,664
Freeport-McMoRan, Inc.	23,631	262,304
Freshpet, Inc.*	657	41,312
Gaming and Leisure Properties, Inc.	2,015	95,219
Garmin Ltd.	435	42,173
General Dynamics Corp.	3,061	537,022
General Mills, Inc.[2]	38,136	1,991,462
Genpact Ltd.	962	42,588
Gentex Corp.	1,396	41,559
Glaukos Corp.*	752	42,300
Global Blood Therapeutics, Inc.*	636	41,505
Global Payments, Inc.	216	42,217
Globus Medical, Inc., Class A*	812	42,451
Goldman Sachs Group, Inc./The	1,399	332,612
Graco, Inc.	790	41,989
Graham Holdings Co., Class B	77	42,290
Grand Canyon Education, Inc.*	534	41,802
Graphic Packaging Holding Co.	75,772	1,184,316
Guidewire Software, Inc.*	382	42,975
Haemonetics Corp.*	395	42,419
Halozyme Therapeutics, Inc.*	2,224	42,212
Hanesbrands, Inc.[2]	65,930	907,197
HCA Holdings, Inc.	5,991	831,551
HD Supply Holdings, Inc.*	1,044	42,533
HealthEquity, Inc.*	627	41,420
HealthStream, Inc.*	1,695	43,307
Heartland Express, Inc.	2,263	42,295
HEICO Corp.	351	42,973
HEICO Corp., Class A	447	42,979
Hershey Co./The	273	42,361
Heska Corp.*	424	42,481
Hewlett Packard Enterprise Co.[2]	91,191	1,270,291
Hexcel Corp.	583	43,270
Highwoods Properties, Inc.	1,600	80,176
Hologic, Inc.*	797	42,655
Home Depot, Inc./The	543	123,858
Honeywell International, Inc.	356	61,666
Hormel Foods Corp.	903	42,676
Host Hotels & Resorts, Inc.	3,300	53,922
HP, Inc.[2]	23,175	494,091
Hudson Pacific Properties, Inc.	1,146	41,646
IAA, Inc.*	14,409	680,969
IDACORP, Inc.	382	42,857
IDEX Corp.	260	42,601
IDEXX Laboratories, Inc.*	152	41,194
IHS Markit Ltd.*	4,016	316,702
Incyte Corp.*	591	43,184
Ingersoll-Rand PLC	4,205	560,232
Inspire Medical Systems, Inc.*	555	41,514
Intel Corp.	167	10,676
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Inter Parfums, Inc.	615	$42,503
Intercontinental Exchange, Inc.	2,307	230,100
International Business Machines Corp.	341	49,012
Intuit, Inc.[2]	3,824	1,072,173
Invitation Homes, Inc.[2]	23,012	724,188
IQVIA Holdings, Inc.*	7,263	1,127,581
iRhythm Technologies, Inc.*	497	42,558
J&J Snack Foods Corp.	256	42,455
Jack Henry & Associates, Inc.	282	42,170
JELD-WEN Holding, Inc.*,2	7,800	186,264
Johnson & Johnson	1,311	195,169
Johnson Controls International PLC[2]	49,367	1,947,528
Jones Lang LaSalle, Inc.	3,317	563,293
JPMorgan Chase & Co.	19,425	2,571,093
KB Home[2]	21,960	824,598
Keysight Technologies, Inc.*,2	29,063	2,702,568
Kimberly-Clark Corp.[2]	12,737	1,824,448
KLA Corp.[2]	6,715	1,112,944
L Brands, Inc.	92,648	2,145,728
L3harris Technologies, Inc.	192	42,495
Lam Research Corp.[2]	4,091	1,219,977
Lamar Advertising Co., Class A	461	42,785
Lamb Weston Holdings, Inc.	469	42,824
Lancaster Colony Corp.	273	42,219
Landstar System, Inc.	384	42,528
Las Vegas Sands Corp.	1,711	111,745
LeMaitre Vascular, Inc.	1,211	43,578
Lennar Corp., Class A2	28,791	1,910,571
Lennox International, Inc.[2]	1,536	357,857
LHC Group, Inc.*	291	42,413
Liberty Broadband Corp., Class A*	342	45,004
Liberty Broadband Corp., Class C*	338	44,930
Lincoln Electric Holdings, Inc.	465	41,469
LiveRamp Holdings, Inc.*	1,043	41,970
Louisiana-Pacific Corp.[2]	5,160	158,309
Lululemon Athletica, Inc.*,2	5,467	1,308,745
Luminex Corp.	1,866	42,330
Macquarie Infrastructure Corp.	11,994	529,055
Madison Square Garden Co./The, Class A*	146	43,244
Madrigal Pharmaceuticals, Inc.*	526	43,669
Manhattan Associates, Inc.*	492	42,046
ManTech International Corp., Class A	528	42,388
Marsh & McLennan Cos., Inc.	2,692	301,127
Martin Marietta Materials, Inc.	162	42,736
Marvell Technology Group Ltd.	12,306	295,836
Masimo Corp.*	251	42,821
Masonite International Corp.*,2	3,900	292,929
MasterCard, Inc., Class A2	6,431	2,031,810
Match Group, Inc.*,2	8,861	693,107
Maxim Integrated Products, Inc.[2]	8,699	522,984
MAXIMUS, Inc.	590	42,332
McCormick & Co Inc/MD	261	42,640
McDonald's Corp.	1,381	295,493
MDC Holdings, Inc.[2]	52,060	2,193,808
Medtronic PLC	15,907	1,836,304
Merck & Co., Inc.	1,268	108,338

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Mercury Systems, Inc.*	561	$43,057
MetLife, Inc.[2]	29,791	1,480,911
Mettler-Toledo International, Inc.*	56	42,402
MGE Energy, Inc.	532	42,523
MGM Growth Properties LLC, Class A	2,506	80,042
Micron Technology, Inc.*	20,855	1,107,192
Microsoft Corp.	12,230	2,081,913
Mid-America Apartment Communities, Inc.	761	104,417
Mondelez International, Inc., Class A	4,932	282,998
Monolithic Power Systems, Inc.	242	41,423
MSA Safety, Inc.	312	42,307
MSC Industrial Direct Co., Inc., Class A	613	41,727
Mylan N.V.*	84,030	1,799,923
MyoKardia, Inc.*	626	42,587
Myriad Genetics, Inc.*	22,693	627,461
National HealthCare Corp.	508	42,631
National Instruments Corp.	988	44,094
National Presto Industries, Inc.	495	42,664
Neogen Corp.*	626	42,111
Netflix, Inc.*	218	75,230
Neurocrine Biosciences, Inc.*	1,213	121,397
New Relic, Inc.*	27,261	1,799,499
NewMarket Corp.	96	42,204
Newmont Corp.	961	43,303
NextEra Energy, Inc.	1,997	535,595
NIKE, Inc., Class B2	2,610	251,343
Nordson Corp.	250	42,215
NVR, Inc.*,2	336	1,282,502
O'Reilly Automotive, Inc.*	103	41,828
O-I Glass, Inc.	94,446	1,191,909
OGE Energy Corp.	934	42,824
Old Dominion Freight Line, Inc.	1,064	208,789
Omega Healthcare Investors, Inc.	1,755	73,622
ONE Gas, Inc.	448	42,336
ONEOK, Inc.	573	42,901
Oracle Corp.	1,080	56,646
Outfront Media, Inc.	17,486	520,034
Pacific Biosciences of California, Inc.*	9,215	43,034
Paychex, Inc.	491	42,113
PayPal Holdings, Inc.*	585	66,626
Pegasystems, Inc.	492	42,415
Penn National Gaming, Inc.*	17,098	510,033
Penumbra, Inc.*	243	42,637
PepsiCo, Inc.	494	70,158
Perficient, Inc.*	859	42,692
Perspecta, Inc.	9,743	273,486
Pfizer, Inc.	2,157	80,327
Philip Morris International, Inc.	582	48,131
Pool Corp.	193	42,325
Power Integrations, Inc.	442	43,170
PRA Health Sciences, Inc.*	3,243	328,548
Procter & Gamble Co./The	1,242	154,778
Progressive Corp./The[2]	8,126	655,687
ProLogis, Inc.	5,494	510,283
Proto Labs, Inc.*	407	42,125
Public Storage	438	98,007
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
PulteGroup, Inc.[2]	15,102	$674,304
Q2 Holdings, Inc.*	481	41,938
QIAGEN N.V.*	625	20,906
Quaker Chemical Corp.	258	42,833
QUALCOMM, Inc.	20,275	1,729,660
Qualys, Inc.*	498	42,699
Quest Diagnostics, Inc.	386	42,719
Ralph Lauren Corp.[2]	5,656	641,956
Raven Industries, Inc.	1,349	42,305
Rayonier, Inc.	1,386	42,107
Raytheon Co.[2]	11,267	2,489,331
RBC Bearings, Inc.*	265	41,210
Realty Income Corp.	2,089	163,798
Repligen Corp.*	425	42,666
Republic Services, Inc.	451	42,868
ResMed, Inc.	261	41,491
REX American Resources Corp.*	565	42,573
RingCentral, Inc., Class A*	210	43,172
RLJ Lodging Trust	65,774	1,023,443
RMR Group, Inc./The, Class A	932	42,937
Robert Half International, Inc.[2]	19,924	1,158,979
Rollins, Inc.	1,131	42,921
Roper Technologies, Inc.	1,978	754,923
Ross Stores, Inc.[2]	7,753	869,809
Royal Gold, Inc.	379	43,706
Sabra Health Care REIT, Inc.	1,920	41,280
salesforce.com, Inc.*	441	80,399
Sanderson Farms, Inc.	304	41,858
SBA Communications Corp.	170	42,425
Seagate Technology PLC[2]	22,260	1,268,597
Seattle Genetics, Inc.*	393	42,597
Sensient Technologies Corp.	706	42,183
Service Corp. International	3,998	191,704
Sherwin-Williams Co./The[2]	1,480	824,345
Simply Good Foods Co./The*	1,841	42,288
Simpson Manufacturing Co., Inc.[2]	2,846	235,279
Simulations Plus, Inc.	1,303	42,452
Sirius XM Holdings, Inc.	6,011	42,498
SITE Centers Corp.	1,320	16,777
SJW Group	581	42,616
Skyworks Solutions, Inc.	372	42,092
Snap-on, Inc.	265	42,302
Sonoco Products Co.	743	42,455
SPS Commerce, Inc.*	754	42,850
STERIS PLC[2]	10,508	1,583,451
Steven Madden Ltd.	1,076	41,491
STORE Capital Corp.	1,409	55,303
Strategic Education, Inc.	259	42,033
Sun Communities, Inc.	697	113,032
Synopsys, Inc.*	287	42,335
Tactile Systems Technology, Inc.*	758	42,592
Take-Two Interactive Software, Inc.*	16,890	2,105,170
TCF Financial Corp.	37,801	1,598,226
Teledyne Technologies, Inc.*	116	42,347
Teleflex, Inc.	114	42,352
Tenable Holdings, Inc.*	23,791	648,305

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Teradyne, Inc.[2]	12,642	$834,246
Texas Capital Bancshares, Inc.*	19,266	1,058,859
Thermo Fisher Scientific, Inc.	199	62,325
TJX Cos., Inc./The[2]	19,198	1,133,450
Tootsie Roll Industries, Inc.	1,269	43,286
Toro Co./The	9,221	737,864
Tractor Supply Co.	461	42,850
Tradeweb Markets, Inc., Class A	11,733	541,830
TransUnion	5,053	463,360
Trex Co., Inc.*,2	4,329	425,281
TripAdvisor, Inc.[2]	10,507	287,051
Truist Financial Corp.[2]	27,978	1,442,825
Turning Point Therapeutics, Inc.*	715	41,828
Tyler Technologies, Inc.*	134	43,373
UDR, Inc.	1,693	81,112
UGI Corp.	37,338	1,552,887
UniFirst Corp.	210	42,825
Union Pacific Corp.[2]	16,209	2,908,219
United Parcel Service, Inc., Class B	2,917	301,968
United Technologies Corp.	404	60,681
UnitedHealth Group, Inc.	1,066	290,432
Universal Forest Products, Inc.[2]	7,790	373,141
Unum Group[2]	34,950	932,815
US Physical Therapy, Inc.	373	43,693
Varian Medical Systems, Inc.*	302	42,452
Varonis Systems, Inc.*	7,155	598,587
Veeva Systems, Inc., Class A*	288	42,224
Ventas, Inc.	909	52,595
VEREIT, Inc.	10,610	103,554
VeriSign, Inc.*,2	2,036	423,773
Verisk Analytics, Inc.	262	42,567
Verizon Communications, Inc.	1,660	98,670
Verra Mobility Corp.*	15,518	247,202
VICI Properties, Inc.	1,611	43,175
Visa, Inc., Class A	552	109,831
Vonage Holdings Corp.*	131,018	1,162,130
Vornado Realty Trust[2]	35,702	2,348,121
Vulcan Materials Co.	304	43,056
WABCO Holdings, Inc.*	318	43,137
Walmart, Inc.	606	69,381
Walt Disney Co./The	475	65,697
Waste Connections, Inc.[2]	6,493	625,341
Waters Corp.*	189	42,296
Watsco, Inc.	1,459	253,749
Watts Water Technologies, Inc., Class A	427	42,576
WD-40 Co.	225	42,035
WEC Energy Group, Inc.	430	42,953
Wells Fargo & Co.	1,917	89,984
Welltower, Inc.	2,971	252,268
West Pharmaceutical Services, Inc.	274	42,730
Weyerhaeuser Co.[2]	7,750	224,362
Whirlpool Corp.[2]	7,279	1,063,971
Willis Towers Watson PLC	1,528	322,851
Wingstop, Inc.	453	42,025
World Wrestling Entertainment, Inc., Class A	37,824	1,848,837
Wynn Resorts Ltd.	4,224	532,900
	Number of shares		Value
Common stocks—(concluded)
United States—(concluded)
Xerox Holdings Corp.*,2		2,063	$73,381
Xylem, Inc.		517	42,218
Yelp, Inc.*		1,243	40,522
Zebra Technologies Corp., Class A*,2		4,041	965,880
Zynga, Inc., Class A*		7,108	42,790
			177,000,839
Total common stocks (cost—$262,772,947)			273,281,790
Preferred stocks—0.1%
Brazil—0.1%
Banco Bradesco SA		48,792	374,718
France—0.0%†
Safran SA		461	74,620
Germany—0.0%†
Jungheinrich AG		11,199	246,169
Porsche Automobil Holding SE		415	28,140
Sartorius AG		93	21,722
			296,031
Total preferred stocks (cost—$791,815)			745,369
Investment companies—11.2%
AQR Style Premia Alternative Fund, Class I		2,494,547	20,056,157
ASG Managed Futures Strategy Fund, Class Y		706,398	6,618,948
Carillon Reams Unconstrained Bond Fund, Class I		1,865,688	22,593,481
Invesco Emerging Markets Sovereign Debt ETF		83,494	2,492,296
iShares JPMorgan USD Emerging Markets Bond ETF		21,492	2,492,642
JPMorgan USD Emerging Markets Sovereign Bond ETF		34,996	1,822,140
Total investment companies (cost—$60,659,470)			56,075,664
Commercial paper—0.5%
Agence Centrale Organismes 1.680%, due 02/13/20 (cost—$2,498,602)		2,500,000	2,498,602
	Face amount		Value
Corporate bonds—2.3%
Austria—0.1%
Erste Group Bank AG (fixed, converts to FRN on 04/15/24), 6.500%, due 04/15/24[3,4]	EUR	400,000	519,701

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
Belgium—0.2%
Belfius Bank SA (fixed, converts to FRN on 04/16/25), 3.625%, due 04/16/25[3,4]	EUR	400,000	$432,517
KBC Group N.V. (fixed, converts to FRN on 10/24/25), 4.250%, due 10/24/25[3,4]	EUR	400,000	467,464
			899,981
Denmark—0.2%
Danske Bank A/S EMTN (fixed, converts to FRN on 04/06/22), 5.875%, due 04/06/22[3,4]	EUR	500,000	600,273
Nykredit Realkredit A/S (fixed, converts to FRN on 10/26/20), 6.250%, due 10/26/20[3,4]	EUR	298,000	343,480
			943,753
Finland—0.1%
Nordea Bank Abp GMTN (fixed, converts to FRN on 03/12/25), 3.500%, due 03/12/25[3,4]	EUR	400,000	461,556
France—0.3%
BNP Paribas SA (fixed, converts to FRN on 06/17/22), 6.125%, due 06/17/22[3,4]	EUR	363,000	447,906
Credit Agricole SA (fixed, converts to FRN on 06/23/21), 6.500%, due 06/23/21[3,4]	EUR	384,000	457,177
Elis SA EMTN 1.000%, due 04/03/25[3]	EUR	100,000	109,692
Societe Generale SA (fixed, converts to FRN on 04/07/21), 6.750%, due 04/07/21[3,4]	EUR	497,000	586,336
			1,601,111
Germany—0.0%†
DEMIRE Deutsche Mittelstand Real Estate AG 1.875%, due 10/15/24[3]	EUR	100,000	112,241
Italy—0.2%
Assicurazioni Generali SpA EMTN 2.124%, due 10/01/30[3]	EUR	100,000	114,410
Intesa Sanpaolo SpA (fixed, converts to FRN on 05/16/24), 6.250%, due 05/16/24[3,4]	EUR	300,000	372,048
Nexi SpA 1.750%, due 10/31/24[3]	EUR	125,000	140,607
UniCredit SpA (fixed, converts to FRN on 06/03/25), 5.375%, due 06/03/25[3,4]	EUR	500,000	576,742
			1,203,807
	Face amount		Value
Corporate bonds—(concluded)
Netherlands—0.4%
ABN AMRO Bank N.V. (fixed, converts to FRN on 09/22/20), 5.750%, due 09/22/20[3,4]	EUR	500,000	$571,160
Cooperatieve Rabobank UA (fixed, converts to FRN on 06/29/21), 6.625%, due 06/29/21[3,4]	EUR	400,000	480,378
Koninklijke KPN N.V. (fixed, converts to FRN on 02/08/25), 2.000%, due 11/08/24[3,4]	EUR	200,000	223,882
LeasePlan Corp. N.V. (fixed, converts to FRN on 05/29/24), 7.375%, due 05/29/24[3,4]	EUR	400,000	505,727
			1,781,147
Spain—0.6%
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 05/24/22), 5.875%, due 05/24/22[3,4]	EUR	400,000	478,000
Banco de Sabadell SA (fixed, converts to FRN on 11/23/22), 6.125%, due 11/23/22[3,4]	EUR	400,000	468,309
Banco Santander SA (fixed, converts to FRN on 03/19/25), 4.750%, due 03/19/25[3,4]	EUR	400,000	464,115
Bankia SA (fixed, converts to FRN on 09/19/23), 6.375%, due 09/19/23[3,4]	EUR	400,000	490,360
Bankinter SA (fixed, converts to FRN on 05/10/21), 8.625%, due 05/10/21[3,4]	EUR	400,000	487,123
CaixaBank SA (fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[3,4]	EUR	400,000	506,836
			2,894,743
Switzerland—0.1%
UBS Group AG (fixed, converts to FRN on 02/19/22), 5.750%, due 02/19/22[3,4]	EUR	485,000	584,997
United Kingdom—0.0%†
HSBC Holdings PLC (fixed, converts to FRN on 09/16/22), 5.250%, due 09/16/22[3,4]	EUR	200,000	242,050
United States—0.1%
SM Energy Co. 1.500%, due 07/01/21[2]		448,500	429,258
Total corporate bonds (cost—$11,222,842)			11,674,345

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Face amount		Value
Non-U.S. government agency obligations—2.3%
Indonesia—1.3%
Indonesia Treasury Bond 6.500%, due 06/15/25	IDR	15,539,000,000	$1,159,024
7.000%, due 05/15/27	IDR	18,862,000,000	1,402,736
7.000%, due 09/15/30	IDR	23,976,000,000	1,790,957
8.250%, due 07/15/21	IDR	9,167,000,000	696,504
8.375%, due 09/15/26	IDR	9,142,000,000	735,109
9.000%, due 03/15/29	IDR	4,766,000,000	396,847
			6,181,177
Mexico—1.0%
Mexican Bonos Series M
7.750%, due 11/13/42	MXN	8,497,200	490,161
Series M 8.000%, due 12/07/23	MXN	13,704,600	760,286
Series M 8.000%, due 11/07/47	MXN	18,453,000	1,099,777
Series M 20 10.000%, due 12/05/24	MXN	27,301,700	1,650,777
			4,001,001
Mexican Bonos Series M 30 8.500%, due 11/18/38	MXN	6,339,000	390,673
Series M 30 10.000%, due 11/20/36	MXN	10,464,600	728,194
			5,119,868
Total non-U.S. government agency obligations (cost—$10,585,257)			11,301,045
U.S. treasury obligations—2.1%
U.S. Treasury Inflation Index Bonds (TIPS) 3.375%, due 04/15/32		88,829	125,849
2.125%, due 02/15/40		313,811	433,520
2.125%, due 02/15/41		517,733	722,312
0.750%, due 02/15/42		483,782	535,817
0.625%, due 02/15/43		472,560	511,089
1.375%, due 02/15/44		467,060	587,829
0.750%, due 02/15/45		461,379	514,394
1.000%, due 02/15/46		406,535	480,986
0.875%, due 02/15/47		393,504	455,617
1.000%, due 02/15/48		555,737	665,408
1.000%, due 02/15/49		4,592,769	5,542,172
Total U.S. treasury obligations (cost—$9,565,554)			10,574,993
	Number of shares
Short-term investments—22.2%
Investment companies—22.2%
State Street Institutional U.S. Government Money Market Fund (cost—$111,435,912)		111,435,912	111,435,912
	Face amount		Value
Short-term U.S. treasury obligations—7.2%[5]
U.S. Treasury Bills 1.477%, due 02/27/20[2]		$9,000,000	$8,990,575
1.539%, due 04/23/20[2]		23,000,000	22,920,661
1.557%, due 03/05/20[2]		2,000,000	1,997,195
1.594%, due 02/20/20		2,000,000	1,998,609
Total short-term U.S. treasury obligations (cost—$35,906,659)			35,907,040
Time deposits—4.0%
Bank of Montreal 1.560%, due 02/11/20	USD	3,029,488	3,029,488
Commerzbank AG 1.550%, due 02/03/20	USD	3,018,650	3,018,650
Credit Agricole SA 1.600%, due 02/06/20	USD	3,104,684	3,104,684
KBC Bank N.V. 1.550%, due 02/03/20	USD	3,024,924	3,024,924
Lloyds Bank PLC 1.550%, due 02/03/20	USD	3,000,112	3,000,112
Natixis 1.550%, due 02/03/20	USD	2,263,723	2,263,723
Sumitomo Mitsui Banking Corp. 1.570%, due 02/03/20	USD	2,517,027	2,517,027
Total time deposits (cost—$19,958,608)			19,958,608

	Number of contracts	Notional amount
Equity and foreign exchange options purchased—0.0%†
Call options—0.0%†
Call KOSPI 200 Index, strike @ 306.37, expires 03/12/20 (Counterparty: BNP)	5,750,000	KRW	5,750,000	2,226
Call Swiss Market Index, strike @ 10,584.14, expires 03/20/20 (Counterparty: BB)	40		40	7,347

Total	9,573
Put options—0.0%†

Put Swiss Market Index, strike @ 10,415.00, expires 03/20/20 (Counterparty: BB)	15		15	2,498
Put Swiss Market Index, strike @ 10,450.00, expires 03/20/20 (Counterparty: BB)	15		15	2,682
USD Put/TRY Call, strike @ 4.00, expires 05/04/20 (Counterparty: SG)	500,000	USD	500,000	1

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of contracts	Notional amount		Value
Equity and foreign exchange options purchased—(concluded)
Put options—(concluded)
USD Put/TRY Call, strike @ 4.00, expires 06/04/20 (Counterparty: CITI)	1,005,000	USD	1,005,000	$1
Total				5,182
Total equity and foreign exchange options purchased (cost—$107,139)				14,755
Options purchased—0.1%
Call options—0.1%
Euro STOXX 50 Index, strike @ 3,875, expires 3/20/20	640	EUR	24,800,000	26,262
FTSE 100 Index, strike @ 7,850, expires 03/20/20	280	GBP	21,980,000	9,244
Nikkei 225 Index, strike @ 24,875, expires 04/10/20	1,800	JPY	4,477,500,000	83,060
S&P 500 Index, strike @ 3,430, expires 03/20/20	320	USD	109,760,000	108,800
Total				227,366
Put option—0.0%†
S&P 500 Index, strike @ 3,235, expires 03/20/20	1,500		4,852,500	119,430
Total options purchased (cost—$1,175,419)				346,796
Total investments before investments sold short (cost—$526,680,224)—106.6%				533,814,919

	Number of shares
Investments sold short—(17.5)%
Common stocks—(13.4)%
Canada—(4.4)%
Agnico Eagle Mines Ltd.	(11,000)	(679,915)
Altus Group Ltd.	(15,610)	(511,330)
American Hotel Income Properties REIT LP	(106,990)	(560,254)
ARC Resources Ltd.	(92,750)	(491,994)
Artis Real Estate Investment Trust	(26,170)	(233,145)
BCE, Inc.	(15,530)	(731,790)
Birchcliff Energy Ltd.	(261,990)	(346,443)
Bombardier, Inc., Class B	(320,100)	(297,509)
Cameco Corp.	(15,600)	(125,776)
Canaccord Genuity Group, Inc.	(169,830)	(631,376)
Canadian Imperial Bank of Commerce	(7,750)	(631,993)
Canadian National Railway Co.	(5,220)	(487,802)
Cascades, Inc.	(62,630)	(535,247)
Chartwell Retirement Residences	(54,840)	(583,457)
CI Financial Corp.	(19,250)	(337,319)
Crescent Point Energy Corp.	(168,950)	(556,613)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
Emera, Inc.	(8,150)	$(363,098)
Fiera Capital Corp.	(16,050)	(150,385)
First Capital Real Estate Investment Trust	(15,520)	(254,132)
Fortis, Inc.	(8,150)	(355,462)
H&R Real Estate Investment Trust	(62,030)	(1,002,586)
Husky Energy, Inc.	(38,620)	(251,261)
Hydro One Ltd.	(51,680)	(1,050,470)
International Petroleum Corp.	(1)	(4)
Laurentian Bank of Canada	(23,560)	(764,623)
Linamar Corp.	(5,190)	(170,987)
Loblaw Cos., Ltd.	(10,380)	(543,079)
Medical Facilities Corp.	(34,767)	(107,448)
Methanex Corp.	(4,800)	(155,635)
Metro, Inc.	(5,240)	(213,615)
Morguard Real Estate Investment Trust	(45,470)	(432,573)
MTY Food Group, Inc.	(16,210)	(707,855)
NFI Group, Inc.	(6,460)	(149,467)
Novagold Resources, Inc.	(2,449)	(22,336)
Nutrien Ltd.	(6,720)	(286,847)
Paramount Resources Ltd., Class A	(32,500)	(148,330)
Parex Resources, Inc.	(25,840)	(409,058)
People Corp.	(33,400)	(264,747)
Quebecor, Inc., Class B	(5,390)	(133,752)
Recipe Unlimited Corp.	(33,720)	(474,434)
RioCan Real Estate Investment Trust	(25,990)	(533,390)
Ritchie Bros Auctioneers, Inc.	(5,150)	(217,418)
Rogers Communications, Inc., Class B	(20,380)	(1,020,386)
Savaria Corp.	(24,067)	(243,143)
Sierra Wireless, Inc.	(16,130)	(155,645)
SNC-Lavalin Group, Inc.	(10,700)	(246,115)
Stella-Jones, Inc.	(21,600)	(611,407)
TMX Group Ltd.	(2,600)	(240,570)
Transcontinental, Inc., Class A	(25,850)	(303,934)
Vermilion Energy, Inc.	(43,430)	(626,804)
West Fraser Timber Co. Ltd.	(25,100)	(1,005,593)
Westshore Terminals Investment Corp.	(26,020)	(316,157)
Whitecap Resources, Inc.	(77,840)	(283,504)
		(21,958,213)
Germany—(0.1)%
Mercer International, Inc.	(25,840)	(284,498)
Japan—(0.2)%
Hitachi Metals Ltd.	(36,000)	(565,475)
Ryohin Keikaku Co. Ltd.	(34,200)	(581,389)
		(1,146,864)
Luxembourg—(0.2)%
ArcelorMittal SA	(63,799)	(945,020)
Norway—(0.1)%
Norsk Hydro ASA	(93,078)	(293,565)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United Kingdom—(0.2)%
Melrose Industries PLC	(180,236)	$(555,020)
Rolls-Royce Holdings PLC	(67,171)	(594,285)
		(1,149,305)
United States—(8.1)%
3M Co.	(2,180)	(345,879)
Adient PLC	(5,150)	(132,406)
Alaska Air Group, Inc.	(2,400)	(155,016)
Allegiant Travel Co.	(1,870)	(314,235)
Alnylam Pharmaceuticals, Inc.	(8,260)	(948,165)
American Airlines Group, Inc.	(20,680)	(555,051)
Apple, Inc.	(859)	(265,869)
Armstrong World Industries, Inc.	(3,963)	(397,608)
Axon Enterprise, Inc.	(5,067)	(389,196)
BioMarin Pharmaceutical, Inc.	(10,911)	(911,069)
Boeing Co./The	(1,300)	(413,751)
Boot Barn Holdings, Inc.	(12,538)	(526,220)
Brinker International, Inc.	(6,687)	(285,468)
Carter's, Inc.	(4,710)	(499,590)
Cheesecake Factory, Inc./The	(16,849)	(647,002)
Cheniere Energy, Inc.	(25,191)	(1,492,315)
Children's Place, Inc./The	(3,870)	(230,923)
Choice Hotels International, Inc.	(3,992)	(399,998)
Cinemark Holdings, Inc.	(12,123)	(381,996)
Cracker Barrel Old Country Store, Inc.	(1,870)	(285,979)
Cummins, Inc.	(1,100)	(175,967)
Dana, Inc.	(9,000)	(138,690)
Domtar Corp.	(13,088)	(455,724)
Duke Energy Corp.	(5,720)	(558,444)
Eaton Corp. PLC	(4,140)	(391,106)
Ethan Allen Interiors, Inc.	(14,350)	(231,752)
Exact Sciences Corp.	(6,767)	(631,226)
Fastenal Co.	(9,110)	(317,757)
FedEx Corp.	(2,610)	(377,510)
Franklin Resources, Inc.	(15,643)	(395,768)
Freeport-McMoRan, Inc.	(81,694)	(906,803)
Gap, Inc./The	(10,350)	(180,193)
Gates Industrial Corp. PLC	(31,010)	(386,695)
Generac Holdings, Inc.	(2,591)	(268,402)
General Motors Co.	(11,630)	(388,326)
Hawaiian Holdings, Inc.	(12,470)	(347,664)
Helmerich & Payne, Inc.	(25,165)	(1,020,441)
International Paper Co.	(7,810)	(318,023)
iRhythm Technologies, Inc.	(4,561)	(390,558)
Iron Mountain, Inc.	(34,460)	(1,089,281)
JetBlue Airways Corp.	(20,670)	(409,886)
Kimberly-Clark Corp.	(6,780)	(971,167)
Kohl's Corp.	(7,850)	(335,587)
Legg Mason, Inc.	(10,470)	(409,901)
Lennox International, Inc.	(1,675)	(390,242)
Macy's, Inc.	(26,200)	(417,890)
Marathon Oil Corp.	(90,577)	(1,029,860)
Mattel, Inc.	(12,920)	(189,020)
MongoDB, Inc.	(6,022)	(987,066)
Mosaic Co./The	(57,204)	(1,134,927)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(concluded)
United States—(concluded)
MSC Industrial Direct Co., Inc., Class A	(3,439)	$(234,093)
National Oilwell Varco, Inc.	(34,098)	(702,760)
Netflix, Inc.	(2,381)	(821,659)
Noble Energy, Inc.	(17,347)	(342,950)
Nordstrom, Inc.	(10,850)	(399,931)
Norfolk Southern Corp.	(4,040)	(841,168)
Oshkosh Corp.	(2,801)	(240,998)
PACCAR, Inc.	(2,470)	(183,299)
Packaging Corp. of America	(5,180)	(495,985)
Regions Financial Corp.	(46,520)	(724,316)
RH	(1,851)	(386,396)
Sarepta Therapeutics, Inc.	(5,694)	(660,276)
Schlumberger Ltd.	(17,758)	(595,071)
Service Corp. International	(8,408)	(403,164)
Southwest Airlines Co.	(2,630)	(144,597)
SPX FLOW, Inc.	(8,270)	(361,730)
Stifel Financial Corp.	(2,610)	(168,841)
T Rowe Price Group, Inc.	(4,591)	(613,036)
Targa Resources Corp.	(10,322)	(376,753)
Tesla, Inc.	(730)	(474,916)
Texas Instruments, Inc.	(2,213)	(266,998)
Texas Roadhouse, Inc.	(6,901)	(431,313)
Twilio, Inc., Class A	(8,338)	(1,036,747)
United Airlines Holdings, Inc.	(8,340)	(623,832)
United Parcel Service, Inc., Class B	(3,940)	(407,869)
Urban Outfitters, Inc.	(11,610)	(297,216)
Verizon Communications, Inc.	(4,509)	(268,015)
Viavi Solutions, Inc.	(26,153)	(368,757)
Watsco, Inc.	(2,274)	(395,494)
Wayfair, Inc., Class A	(8,450)	(791,765)
Westlake Chemical Corp.	(11,247)	(688,316)
Westrock Co.	(13,000)	(507,000)
Williams-Sonoma, Inc.	(4,400)	(308,352)
WW Grainger, Inc.	(780)	(236,083)
Xylem, Inc.	(3,321)	(271,193)
		(40,894,501)
Zambia—(0.1)%
First Quantum Minerals Ltd.	(67,900)	(531,543)
Total common stocks (cost—$(68,513,101)		(67,203,509)
Investment companies—(4.1)%
Horizon S&P/TSX 60 Index ETF	(139,150)	(4,040,755)
Invesco QQQ Trust, Series 1	(11,431)	(2,504,189)
iShares Edge MSCI USA Momentum Factor ETF	(8,050)	(1,048,593)
iShares MSCI Canada ETF	(26,150)	(775,871)
iShares Russell 2000 ETF	(16,958)	(2,722,268)
iShares S&P/TSX 60 Index ETF	(65,327)	(1,287,387)
SmartCentres Real Estate Investment Trust	(18,090)	(429,354)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

	Number of shares	Value
Investments sold short—(concluded)
Investment companies—(concluded)
SPDR Bloomberg Barclays High Yield Bond ETF	(3,876)	$(422,639)
SPDR Dow Jones Industrial Average ETF Trust	(1,867)	(527,278)
SPDR S&P 500 ETF Trust	(19,447)	(6,256,683)
Vanguard Information Technology ETF	(1,550)	(393,979)
Total investment companies (cost—$(19,846,997)		(20,408,996)
Total investments sold short (proceeds—$88,360,098)		(87,612,505)
Other assets in excess of liabilities—10.9%		54,653,210
Net assets—100.0%		$500,855,624

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Equity options written

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
CHF	15	15	Call Swiss Market Index, strike @ 10,450.00	03/20/20	$3,588	$(4,010)	$(422)
CHF	15	15	Call Swiss Market Index, strike @ 10,415.00	03/20/20	3,670	(4,371)	(701)
Total					$7,258	$(8,381)	$(1,123)
			Put options
KRW	5,750,000	5,750,000	Put KOSPI 200 Index, strike @ 306.37	03/12/20	$29,791	$(105,241)	$(75,450)
CHF	40	40	Put Swiss Market Index, strike @ 10,584.14	03/20/20	7,679	(9,384)	(1,705)
Total					$37,470	$(114,625)	$(77,155)
Total equity written options					$44,728	$(123,006)	$(78,278)

Options written

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	18,200	200	Abbott Laboratories, strike @ 91.00	01/31/20	$60	$(4)	$56
USD	17,800	200	Abbott Laboratories, strike @ 89.00	02/07/20	51	(100)	(49)
USD	18,800	200	Abbott Laboratories, strike @ 94.00	02/14/20	59	(16)	43
USD	18,800	200	Abbott Laboratories, strike @ 94.00	02/21/20	54	(24)	30
USD	36,900	900	AT&T, Inc., strike @ 41.00	02/14/20	106	(9)	97
USD	36,900	900	AT&T, Inc., strike @ 41.00	02/21/20	127	(36)	91
USD	38,000	1,000	Bank of America Corp., strike @ 38.00	02/07/20	113	(10)	103
USD	47,600	200	Berkshire Hathaway, Inc., Class B, strike @ 238.00	02/14/20	65	(22)	43
USD	25,000	200	Chevron Corp., strike @ 125.00	01/31/20	55	(4)	51
USD	24,200	200	Chevron Corp., strike @ 121.00	02/07/20	75	(4)	71
USD	25,000	500	Cisco Systems, Inc., strike @ 50.00	01/31/20	64	(5)	59
USD	25,000	500	Cisco Systems, Inc., strike @ 50.00	02/07/20	59	(10)	49

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Options written—(continued)

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	26,500	500	Cisco Systems, Inc., strike @ 53.00	02/14/20	$119	$(15)	$104
USD	25,500	500	Cisco Systems, Inc., strike @ 51.00	02/21/20	164	(80)	84
USD	17,400	200	Citigroup, Inc., strike @ 87.00	02/07/20	53	(4)	49
USD	16,800	200	Citigroup, Inc., strike @ 84.00	02/14/20	47	(2)	45
USD	23,200	400	Coca-Cola Co./The, strike @ 58.00	02/07/20	27	(256)	(229)
USD	23,500	500	Comcast Corp., Class A, strike @ 47.00	01/31/20	123	—	123
USD	24,500	500	Comcast Corp., Class A, strike @ 49.00	02/07/20	124	(5)	119
USD	24,000	500	Comcast Corp., Class A, strike @ 48.00	02/21/20	38	(10)	28
USD	14,000	100	Eli Lilly & Co., strike @ 140.00	01/31/20	59	(5)	54
USD	14,500	100	Eli Lilly & Co., strike @ 145.00	02/07/20	90	(48)	42
USD	14,800	100	Eli Lilly & Co., strike @ 148.00	02/14/20	66	(31)	35
USD	14,700	100	Eli Lilly & Co., strike @ 147.00	02/21/20	67	(78)	(11)
EUR	25,120,000	6,400	Euro STOXX 50 Index, strike @ 3,925.00	03/20/20	82,308	(9,227)	73,081
USD	37,000	500	Exxon Mobil Corp., strike @ 74.00	01/31/20	119	—	119
USD	36,500	500	Exxon Mobil Corp., strike @ 73.00	02/07/20	112	(10)	102
USD	36,000	500	Exxon Mobil Corp., strike @ 72.00	02/14/20	61	(5)	56
USD	46,000	200	Facebook, Inc., Class A, strike @ 230.00	01/31/20	432	(2)	430
USD	47,000	200	Facebook, Inc., Class A, strike @ 235.00	02/21/20	321	(22)	299
GBP	22,260,000	2,800	FTSE 100 Index, strike @ 7,950.00	03/20/20	41,718	(1,849)	39,869
USD	23,000	100	Home Depot, Inc./The, strike @ 230.00	01/31/20	42	(3)	39
USD	23,500	100	Home Depot, Inc./The, strike @ 235.00	02/07/20	50	(65)	(15)
USD	24,300	100	Home Depot, Inc./The, strike @ 243.00	02/14/20	85	(28)	57
USD	24,300	100	Home Depot, Inc./The, strike @ 243.00	02/21/20	107	(54)	53
USD	14,300	100	International Business Machines Corp., strike @ 143.00	01/31/20	68	(82)	(14)
USD	14,500	100	International Business Machines Corp., strike @ 145.00	02/07/20	63	(108)	(45)
USD	14,700	100	International Business Machines Corp., strike @ 147.00	02/14/20	57	(71)	(14)
USD	45,000	300	Johnson & Johnson, strike @ 150.00	01/31/20	156	(3)	153
USD	45,000	300	Johnson & Johnson, strike @ 150.00	02/07/20	192	(330)	(138)
USD	46,500	300	Johnson & Johnson, strike @ 155.00	02/14/20	185	(78)	107
USD	46,500	300	Johnson & Johnson, strike @ 155.00	02/21/20	99	(129)	(30)
USD	43,200	300	JPMorgan Chase & Co., strike @ 144.00	02/07/20	308	(6)	302
USD	31,800	100	MasterCard, Inc., Class A, strike @ 318.00	01/31/20	97	(2)	95
USD	33,000	100	MasterCard, Inc., Class A, strike @ 330.00	02/07/20	145	(58)	87
USD	11,900	100	Medtronic PLC, strike @ 119.00	01/31/20	36	(1)	35
USD	27,900	300	Merck & Co., Inc., strike @ 93.00	01/31/20	102	—	102
USD	28,200	300	Merck & Co., Inc., strike @ 94.00	02/07/20	90	(12)	78
USD	28,200	300	Merck & Co., Inc., strike @ 94.00	02/14/20	107	(6)	101
JPY	4,522,500,000	180,000	Nikkei 225 Index, strike @ 25,125.00	04/10/20	230,205	(56,481)	173,724
USD	11,200	200	Oracle Corp., strike @ 56.00	01/31/20	28	—	28
USD	11,400	200	Oracle Corp., strike @ 57.00	02/07/20	21	(2)	19
USD	11,600	200	Oracle Corp., strike @ 58.00	02/14/20	19	(16)	3
USD	11,200	200	Oracle Corp., strike @ 56.00	02/21/20	30	(18)	12
USD	11,900	100	PayPal Holdings, Inc., strike @ 119.00	01/31/20	65	(2)	63

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Options written—(continued)

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	12,400	100	PayPal Holdings, Inc., strike @ 124.00	02/07/20	$68	$(3)	$65
USD	12,500	100	PayPal Holdings, Inc., strike @ 125.00	02/14/20	88	(10)	78
USD	12,500	100	PayPal Holdings, Inc., strike @ 125.00	02/21/20	112	(18)	94
USD	24,600	600	Pfizer, Inc., strike @ 41.00	01/31/20	48	(6)	42
USD	25,200	600	Pfizer, Inc., strike @ 42.00	02/07/20	52	(6)	46
USD	25,200	600	Pfizer, Inc., strike @ 42.00	02/14/20	58	(6)	52
USD	9,000	100	Philip Morris International, Inc., strike @ 90.00	01/31/20	44	—	44
USD	9,300	100	Philip Morris International, Inc., strike @ 93.00	02/07/20	34	(9)	25
USD	9,300	100	Philip Morris International, Inc., strike @ 93.00	02/14/20	39	(6)	33
USD	38,700	300	Procter & Gamble Co./The, strike @ 129.00	01/31/20	128	(3)	125
USD	39,300	300	Procter & Gamble Co./The, strike @ 131.00	02/07/20	98	(9)	89
USD	39,300	300	Procter & Gamble Co./The, strike @ 131.00	02/14/20	98	(78)	20
USD	39,300	300	Procter & Gamble Co./The, strike @ 131.00	02/21/20	110	(66)	44
USD	4,852,500	1,500	S&P 500 Index, strike @ 3,235.00	03/20/20	113,674	(101,730)	11,944
USD	110,720,000	32,000	S&P 500 Index, strike @ 3,460.00	03/20/20	292,250	(56,640)	235,610
USD	18,500	100	salesforce.com, Inc., strike @ 185.00	01/31/20	85	(1)	84
USD	19,000	100	salesforce.com, Inc., strike @ 190.00	02/07/20	133	(35)	98
USD	19,500	100	salesforce.com, Inc., strike @ 195.00	02/14/20	83	(30)	53
USD	19,300	100	salesforce.com, Inc., strike @ 193.00	02/21/20	88	(90)	(2)
USD	16,000	100	United Technologies Corp., strike @ 160.00	01/31/20	83	(1)	82
USD	16,000	100	United Technologies Corp., strike @ 160.00	02/07/20	52	(6)	46
USD	16,300	100	United Technologies Corp., strike @ 163.00	02/14/20	44	(5)	39
USD	16,000	100	United Technologies Corp., strike @ 160.00	02/21/20	43	(19)	24
USD	31,000	500	Verizon Communications, Inc., strike @ 62.00	01/31/20	75	(20)	55
USD	30,500	500	Verizon Communications, Inc., strike @ 61.00	02/07/20	109	(50)	59
USD	31,500	500	Verizon Communications, Inc., strike @ 63.00	02/14/20	49	(25)	24
USD	39,600	200	Visa, Inc., Class A, strike @ 198.00	01/31/20	137	(270)	(133)
USD	41,000	200	Visa, Inc., Class A, strike @ 205.00	02/07/20	126	(158)	(32)
USD	43,000	200	Visa, Inc., Class A, strike @ 215.00	02/21/20	192	(86)	106
USD	12,200	100	Walmart, Inc., strike @ 122.00	01/31/20	25	—	25
USD	12,100	100	Walmart, Inc., strike @ 121.00	02/07/20	17	(3)	14
USD	12,200	100	Walmart, Inc., strike @ 122.00	02/21/20	57	(53)	4
USD	29,400	200	Walt Disney Co./The, strike @ 147.00	02/21/20	207	(308)	(101)
Total					$767,799	$(229,198)	$538,601
			Put options
USD	8,300	100	AbbVie, Inc., strike @ 83.00	01/31/20	$84	$(205)	$(121)
USD	8,200	100	AbbVie, Inc., strike @ 82.00	02/07/20	55	(212)	(157)
USD	8,200	100	AbbVie, Inc., strike @ 82.00	02/14/20	52	(240)	(188)
USD	8,200	100	AbbVie, Inc., strike @ 82.00	02/21/20	166	(277)	(111)
USD	102,000	400	Apple, Inc., strike @ 255.00	02/07/20	191	(128)	63
USD	135,000	500	Apple, Inc., strike @ 270.00	02/14/20	357	(565)	(208)
USD	122,500	500	Apple, Inc., strike @ 245.00	02/21/20	281	(325)	(44)
USD	3,700	100	AT&T, Inc., strike @ 37.00	01/31/20	36	(1)	35
USD	3,600	100	AT&T, Inc., strike @ 36.00	02/07/20	18	(5)	13
USD	31,000	1,000	Bank of America Corp., strike @ 31.00	01/31/20	58	—	58

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Options written—(continued)

Notional amount		Number of contracts	Put options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	33,000	1,000	Bank of America Corp., strike @ 33.00	02/14/20	$107	$(480)	$(373)
USD	31,000	1,000	Bank of America Corp., strike @ 31.00	02/21/20	238	(220)	18
USD	43,600	200	Berkshire Hathaway, Inc., Class B, strike @ 218.00	01/31/20	162	(14)	148
USD	43,000	200	Berkshire Hathaway, Inc., Class B, strike @ 215.00	02/21/20	253	(220)	33
USD	15,200	200	Citigroup, Inc., strike @ 76.00	01/31/20	151	(228)	(77)
USD	14,600	200	Citigroup, Inc., strike @ 73.00	02/21/20	188	(282)	(94)
USD	21,600	400	Coca-Cola Co./The, strike @ 54.00	01/31/20	167	(4)	163
USD	22,000	400	Coca-Cola Co./The, strike @ 55.00	02/14/20	135	(28)	107
USD	22,000	400	Coca-Cola Co./The, strike @ 55.00	02/21/20	125	(48)	77
USD	23,500	500	Comcast Corp., Class A, strike @ 47.00	02/14/20	1,189	(1,575)	(386)
EUR	1,184,000	320	Euro STOXX 50 Index, strike @ 3,700.00	03/20/20	32,903	(39,110)	(6,207)
USD	42,000	200	Facebook, Inc., Class A, strike @ 210.00	02/07/20	705	(1,746)	(1,041)
USD	44,000	200	Facebook, Inc., Class A, strike @ 220.00	02/14/20	1,951	(3,650)	(1,699)
GBP	1,057,000	140	FTSE 100 Index, strike @ 7,550.00	03/20/20	25,489	(65,906)	(40,417)
USD	26,000	500	Intel Corp., strike @ 52.00	01/31/20	69	—	69
USD	28,000	500	Intel Corp., strike @ 56.00	02/07/20	368	(25)	343
USD	28,000	500	Intel Corp., strike @ 56.00	02/14/20	219	(30)	189
USD	29,000	500	Intel Corp., strike @ 58.00	02/21/20	59	(165)	(106)
USD	37,800	300	JPMorgan Chase & Co., strike @ 126.00	01/31/20	128	(3)	125
USD	38,400	300	JPMorgan Chase & Co., strike @ 128.00	02/14/20	80	(342)	(262)
USD	37,500	300	JPMorgan Chase & Co., strike @ 125.00	02/21/20	291	(264)	27
USD	31,300	100	MasterCard, Inc., Class A, strike @ 313.00	02/14/20	498	(500)	(2)
USD	31,300	100	MasterCard, Inc., Class A, strike @ 313.00	02/21/20	617	(542)	75
USD	10,900	100	Medtronic PLC, strike @ 109.00	02/07/20	18	(11)	7
USD	11,800	100	Medtronic PLC, strike @ 118.00	02/14/20	100	(276)	(176)
USD	10,800	100	Medtronic PLC, strike @ 108.00	02/21/20	29	(54)	(25)
USD	126,400	800	Microsoft Corp., strike @ 158.00	01/31/20	2,536	(8)	2,528
USD	118,400	800	Microsoft Corp., strike @ 148.00	02/07/20	455	(64)	391
USD	126,400	800	Microsoft Corp., strike @ 158.00	02/14/20	807	(360)	447
USD	124,000	800	Microsoft Corp., strike @ 155.00	02/21/20	1,785	(384)	1,401
JPY	72,000,000	3,000	Nikkei 225 Index, strike @ 24,000.00	04/10/20	18,119	(34,885)	(16,766)
USD	13,300	100	PepsiCo, Inc., strike @ 133.00	02/14/20	39	(35)	4
USD	14,200	100	PepsiCo, Inc., strike @ 142.00	02/21/20	223	(258)	(35)
USD	22,800	600	Pfizer, Inc., strike @ 38.00	02/21/20	220	(720)	(500)
USD	8,600	100	Philip Morris International, Inc., strike @ 86.00	02/21/20	246	(412)	(166)
USD	2,656,000	800	S&P 500 Index, strike @ 3,320.00	03/20/20	48,218	(92,160)	(43,942)
USD	25,800	100	UnitedHealth Group, Inc., strike @ 258.00	01/31/20	64	(3)	61
USD	26,800	100	UnitedHealth Group, Inc., strike @ 268.00	02/07/20	97	(401)	(304)
USD	27,300	100	UnitedHealth Group, Inc., strike @ 273.00	02/14/20	50	(699)	(649)
USD	25,500	100	UnitedHealth Group, Inc., strike @ 255.00	02/21/20	195	(280)	(85)
USD	23,200	400	Verizon Communications, Inc., strike @ 58.00	02/21/20	185	(156)	29
USD	19,500	100	Visa, Inc., Class A, strike @ 195.00	02/14/20	170	(253)	(83)
USD	11,400	100	Walmart, Inc., strike @ 114.00	02/14/20	132	(137)	(5)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Options written—(concluded)

Notional amount		Number of contracts	Put options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	28,200	200	Walt Disney Co./The, strike @ 141.00	02/07/20	$479	$(1,118)	$(639)
USD	28,000	200	Walt Disney Co./The, strike @ 140.00	02/14/20	445	(1,090)	(645)
Total					$142,002	$(251,104)	$(109,102)
Total options written					$909,801	$(480,302)	$429,499

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
10	EUR	EURO STOXX 50 Index Futures	March 2020	$416,296	$403,581	$(12,715)
4	GBP	FTSE 100 Index Futures	March 2020	399,914	381,228	(18,686)
43	JPY	TOPIX Index Futures	March 2020	6,801,013	6,663,006	(138,007)
3	SEK	OMX 30 Index Futures	February 2020	55,685	55,688	3
104	USD	Mini MSCI Emerging Markets (EM) Index Futures	March 2020	5,774,758	5,460,520	(314,238)
34	USD	MSCI Brazil Index Future	March 2020	2,021,448	1,964,289	(57,159)
32	USD	S&P 500 E-Mini Index Futures	March 2020	5,217,184	5,158,400	(58,784)
U.S. treasury futures buy contracts:
374	USD	U.S. Treasury Note 10 Year Futures	March 2020	$48,353,388	$49,239,437	$886,049
152	USD	U.S. Treasury Note 5 Year Futures	March 2020	18,044,738	18,288,688	243,950
38	USD	U.S. Ultra Bond Futures	March 2020	7,011,965	7,360,125	348,160
3	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2020	425,677	436,969	11,292
Total				$94,522,066	$95,411,931	$889,865
Index futures sell contracts:
4	AUD	ASX SPI 200 Index Futures	March 2020	$(451,889)	$(465,501)	$(13,612)
17	EUR	EURO STOXX 50 Index Futures	March 2020	(709,046)	(686,091)	22,955
2	HKD	Hang Seng Index Futures	February 2020	(357,902)	(337,767)	20,135
1	JPY	TOPIX Index Futures	March 2020	(160,426)	(154,953)	5,473
39	USD	MSCI World Index Futures	March 2020	(2,675,736)	(2,685,540)	(9,804)
220	USD	Russell 2000 Mini Index Futures	March 2020	(18,107,021)	(17,761,700)	345,321
18	USD	S&P 500 E-Mini Index Futures	March 2020	(2,884,702)	(2,901,600)	(16,898)
Interest rate futures sell contracts:
179	EUR	German Euro Bund Futures	March 2020	$(34,133,390)	$(34,748,917)	$(615,527)
U.S. treasury futures sell contracts:
55	USD	U.S. Long Bond Futures	March 2020	$(8,667,390)	$(8,994,219)	$(326,829)
Total				$(68,147,502)	$(68,736,288)	$(588,786)
Net unrealized appreciation (depreciation)						$301,079

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Centrally cleared credit default swap agreements on credit indices—buy protection7

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
iTraxx Europe Crossover Series 32 Index	EUR	660	12/20/24	Quarterly	5.000%	$96,715	$(93,901)	$2,814
CDX North American High Yield 33 Index	USD	1,354	12/20/24	Quarterly	5.000	127,021	(120,085)	6,936
CDX North American High Yield 33 Index	USD	451	12/20/24	Quarterly	5.000	42,762	(40,027)	2,735
CDX North American High Yield 33 Index	USD	451	12/20/24	Quarterly	5.000	42,744	(40,027)	2,717
iTraxx Europe Crossover Series 32 Index	EUR	660	12/20/24	Quarterly	5.000	96,013	(93,903)	2,110
CDX North American High Yield 33 Index	USD	1,950	12/20/24	Quarterly	5.000	182,800	(172,926)	9,874
Total						$588,055	$(560,869)	$27,186

Centrally cleared credit default swap agreements on credit indices—sell protection8

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 33 Index	USD	1,403	12/20/24	Quarterly	5.000%	$(98,908)	$124,415	$25,507
CDX North American High Yield 33 Index	USD	1,403	12/20/24	Quarterly	5.000	(99,031)	124,434	25,403
CDX North American High Yield 33 Index	USD	1,403	12/20/24	Quarterly	5.000	(98,748)	124,434	25,686
CDX North American High Yield 33 Index	USD	1,475	12/20/24	Quarterly	5.000	(103,705)	130,792	27,087
CDX North American High Yield 33 Index	USD	1,403	12/20/24	Quarterly	5.000	(98,542)	124,428	25,886
CDX North American High Yield 33 Index	USD	3,889	12/20/24	Quarterly	5.000	(242,194)	344,852	102,658
CDX North American High Yield 33 Index	USD	2,477	12/20/24	Quarterly	5.000	(224,544)	207,910	(16,634)
iTraxx Europe Crossover Series 32 Index	EUR	3,351	12/20/24	Quarterly	5.000	(441,402)	476,836	35,434
						$(1,407,074)	$1,658,101	$251,027

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
AUD	5,620	11/28/25	Quarterly	3 Month AUD LIBOR	1.114%	$25,560	$25,560
AUD	2,810	11/29/25	Quarterly	3 Month AUD LIBOR	1.004	6,760	6,760
AUD	2,810	11/29/25	Quarterly	3 Month AUD LIBOR	1.119	13,027	13,027
AUD	1,720	11/29/25	Quarterly	1.004%	3 Month AUD LIBOR	(4,138)	(2,464)
AUD	5,620	11/30/25	Quarterly	3 Month AUD LIBOR	1.050	18,469	18,469
AUD	5,620	12/05/25	Quarterly	3 Month AUD LIBOR	1.130	26,928	26,928
AUD	5,620	12/06/25	Quarterly	3 Month AUD LIBOR	1.160	30,158	30,158
AUD	9,490	01/17/26	Quarterly	3 Month AUD LIBOR	1.174	49,822	49,822
AUD	9,490	01/17/26	Quarterly	1.174	3 Month AUD LIBOR	(49,823)	(13,122)
BRL	18,115	01/04/21	Annual	4.380	1 Month Brazilian Interbank Deposit Average	(245)	(245)
BRL	17,105	01/04/21	Annual	4.380	1 Month Brazilian Interbank Deposit Average	(232)	(232)
BRL	153,926	01/14/21	Annual	4.620	1 Month Brazilian Interbank Deposit Average	(75,627)	(75,627)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
BRL	32,716	01/02/25	Annual	1 Month Brazilian Interbank Deposit Average	6.138%	$38,752	$38,752
BRL	3,786	01/02/25	Annual	1 Month Brazilian Interbank Deposit Average	6.085	913	913
CNY	12,700	03/18/25	Quarterly	6 Month GBP LIBOR	3.028	33,729	33,729
CNY	25,500	03/18/25	Quarterly	6 Month GBP LIBOR	2.975	58,758	58,758
CNY	49,951	03/18/25	Quarterly	6 Month GBP LIBOR	2.950	106,734	106,734
CNY	12,700	03/18/25	Quarterly	6 Month GBP LIBOR	2.998	31,178	31,178
GBP	8,550	05/15/29	Annual	12 Month GBP LIBOR	3.591	339,225	339,225
GBP	2,667	12/15/29	Annual	12 Month GBP LIBOR	3.513	56,900	56,900
GBP	1,313	12/15/29	Annual	12 Month GBP LIBOR	3.538	33,538	33,538
SEK	90,250	11/15/22	Annual	3 Month SEK STIBOR	0.231	5,008	5,008
SEK	30,083	11/15/22	Quarterly	0.231%	3 Month SEK STIBOR	(1,669)	(791)
SEK	15,042	11/15/22	Quarterly	0.231	3 Month SEK STIBOR	(835)	(385)
SEK	90,250	11/18/22	Annual	3 Month SEK STIBOR	0.213	3,216	3,216
SEK	30,083	11/18/22	Quarterly	0.213	3 Month SEK STIBOR	(1,072)	(791)
SEK	15,042	11/18/22	Quarterly	0.213	3 Month SEK STIBOR	(536)	(383)
SEK	90,250	11/19/22	Annual	3 Month SEK STIBOR	0.206	2,596	2,596
SEK	30,083	11/19/22	Quarterly	0.206	3 Month SEK STIBOR	(866)	(788)
SEK	15,042	11/19/22	Quarterly	0.206	3 Month SEK STIBOR	(433)	(379)
SEK	45,125	11/22/22	Annual	3 Month SEK STIBOR	0.203	1,116	1,116
SEK	45,125	11/22/22	Annual	3 Month SEK STIBOR	0.205	1,234	1,234
SEK	7,521	11/22/22	Quarterly	0.203	3 Month SEK STIBOR	(186)	(190)
SEK	15,042	11/22/22	Quarterly	0.205	3 Month SEK STIBOR	(411)	(397)
SEK	15,042	11/22/22	Quarterly	0.203	3 Month SEK STIBOR	(372)	(397)
SEK	7,521	11/22/22	Quarterly	0.205	3 Month SEK STIBOR	(206)	(190)
SEK	24,000	02/03/30	Annual	3 Month SEK STIBOR	0.692	5,126	5,126
SEK	12,000	02/04/30	Annual	3 Month SEK STIBOR	0.664	815	815
USD	3,448	12/10/24	Annual	1.759	12 Month US CPI	(9,301)	(9,301)
USD	8,276	12/11/24	Annual	1.774	12 Month US CPI	(29,245)	(29,245)
USD	8,276	12/11/24	Annual	1.779	12 Month US CPI	(31,327)	(31,327)
USD	6,979	01/14/25	Annual	1.805	12 Month US CPI	(49,231)	(49,231)
USD	3,282	01/14/25	Annual	1.808	12 Month US CPI	(23,562)	(23,562)
USD	9,679	01/15/25	Annual	1.821	12 Month US CPI	(76,298)	(76,298)
	Total					$533,947	$574,217

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio			Payments received by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CITI	USD	2,678	09/08/20	Monthly	MSCI World Net Total Return USD Index			1 Month USD LIBOR minus 30 bps	$—	$42,469	$42,469
CITI	USD	1,291	10/28/20	Monthly	USNDWUCS TA.I Index			1 Month USD LIBOR minus 40 bps	—	5,199	5,199
MSCI	USD	57	12/21/22	At Maturity	1 Day Federal Fund Rate plus 25 bps			Cellnex Telecom N.A., Common Stock	—	499,720	499,720
MSCI	USD	7	02/07/23	At Maturity	1 Day Federal Fund Rate plus 40 bps			Becton Dickinson and Co., Common Stock	—	36,549	36,549
MSCI	USD	914	10/27/22	At Maturity	Walmart, Inc., common stocks			1 Day Federal Fund Rate minus 30 bps	—	32,484	32,484
MSCI	USD	617	10/27/22	At Maturity	Lowe's Cos., Inc., common stocks			1 Day Federal Fund Rate minus 30 bps	—	(34,912)	(34,912)
MSCI	USD	3,419	10/27/22	At Maturity	Technology Select Sector Index			1 Day Federal Fund Rate minus 30 bps	—	(656,786)	(656,786)
MSCI	USD	895	10/27/22	At Maturity	S&P Regional Banks Select Industry Index			1 Day Federal Fund Rate minus 30 bps	—	(12,995)	(12,995)
MSCI	USD	1,125	10/27/22	At Maturity	Industrial Select Sector Index			1 Day Federal Fund Rate minus 35 bps	—	(47,545)	(47,545)
MSCI	USD	563	10/27/22	At Maturity	Consumer Discretionary Select Sector Index			1 Day Federal Fund Rate minus 10 bps	—	(24,006)	(24,006)
MSCI	USD	3,972	10/27/22	At Maturity	S&P 500 Index			1 Day Federal Fund Rate minus 30 bps	—	(335,466)	(335,466)
MSCI	USD	2,239	10/27/22	At Maturity	Russell 1000 Index			1 Day Federal Fund Rate minus 30 bps	—	(192,917)	(192,917)
MSCI	USD	234	10/27/22	At Maturity	Dow Jones U.S. Real Estate Index			1 Day Federal Fund Rate minus 35 bps	—	(2,347)	(2,347)
MSCI	USD	1,710	10/27/22	At Maturity	Financial Select Sector Index			1 Day Federal Fund Rate minus 40 bps	—	(106,207)	(106,207)
MSCI	USD	2,741	10/27/22	At Maturity	Health Care Select Sector Index			1 Day Federal Fund Rate minus 25 bps	—	(283,333)	(283,333)
MSCI	USD	424	10/27/22	At Maturity	Caterpillar Group, Inc., common stocks			1 Day Federal Fund Rate minus 30 bps	—	14,468	14,468
SG	USD	262	01/15/21	Monthly	USTN.S Index			1 Month USD LIBOR	—	3,766	3,766
SG	USD	266	01/15/21	Monthly	USVZ Index			1 Month USD LIBOR	—	(1,736)	(1,736)
SG	USD	133	01/15/21	Monthly	CenturyLink, Inc., Common Stock			1 Month USD LIBOR plus 15 bps	—	(6,398)	(6,398)
SG	USD	133	01/15/21	Monthly	USDISN.S			1 Month USD LIBOR plus 15 bps	—	5,228	5,228
SG	USD	132	01/15/21	Monthly	USD	ISC	A Index	1 Month USD LIBOR plus 5 bps	—	10,195	10,195
SG	USD	134	01/15/21	Monthly	Netflix, Inc., Common Stock			1 Month USD LIBOR plus 15 bps	—	(3,201)	(3,201)
SG	USD	133	01/15/21	Monthly	Fox, Corp. Class B, Common Stock			1 Month USD LIBOR plus 15 bps	—	(454)	(454)
SG	USD	134	01/15/21	Monthly	ViacomCBS, Inc., Common Stock			1 Month USD LIBOR plus 15 bps	—	21,552	21,552
SG	USD	2,877	10/26/20	Monthly	MSCI World Consumer Staples Index			1 Month USD LIBOR minus 19 bps	—	11,976	11,976
Total									$—	$(1,024,697)	$(1,024,697)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

OTC Variance swap agreements

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BOA	USD	21	10/27/22	Pay	S&P 500 Index	$20.50	$—	$215,912	$215,912
BOA	USD	82	12/17/21	Receive	S&P 500 Index	21.00	—	(248,503)	(248,503)
BOA	USD	72	12/17/21	Receive	S&P 500 Index	22.35	—	(194,498)	(194,498)
JPMCB	HKD	900	12/30/21	Receive	Hang Seng China Enterprises Index	28.05	—	(679,323)	(679,323)
SG	HKD	242	06/29/20	Pay	Hang Seng China Enterprises Index	20.35	—	58,121	58,121
Total							$—	$(848,291)	$(848,291)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	23,103	JPY	2,538,747	02/14/20	$340
BB	USD	26,640	JPY	2,926,758	02/19/20	392
BB	CNY	2,600,000	USD	370,221	02/20/20	(4,797)
BB	HKD	2,900,000	USD	370,128	02/20/20	(3,155)
BB	TWD	5,400,000	USD	178,230	02/20/20	(620)
BB	TWD	7,900,000	USD	263,395	02/20/20	1,745
BB	USD	566,237	HKD	4,400,000	02/20/20	123
BB	USD	216,616	CNY	1,500,000	02/20/20	(259)
BB	KRW	220,000,000	USD	189,018	02/20/20	4,383
BB	USD	548,640	MYR	2,292,000	03/05/20	10,137
BB	USD	1,179,505	ZAR	17,625,000	03/06/20	(9,974)
BB	GBP	130,000	USD	171,507	03/17/20	(350)
BB	USD	90,147	ZAR	1,300,000	03/17/20	(4,008)
BB	SEK	47,055,103	USD	4,999,091	03/18/20	101,279
BB	GBP	18,006,005	USD	23,609,179	03/18/20	(195,048)
BB	CAD	7,918,991	USD	6,022,989	03/18/20	39,394
BB	AUD	9,396,932	USD	6,453,218	03/18/20	157,989
BB	USD	3,649,789	JPY	394,002,552	03/18/20	(5,155)
BB	USD	21,528,982	SEK	203,450,833	03/18/20	(352,448)
BB	USD	12,704,969	SGD	17,232,977	03/18/20	(75,074)
BB	USD	43,220,614	EUR	38,677,549	03/18/20	(212,062)
BB	NOK	390,823,042	USD	42,958,661	03/18/20	461,235
BB	SGD	36,031,471	USD	26,609,863	03/18/20	202,720
BB	NZD	27,208,488	USD	17,961,932	03/18/20	364,765
BB	USD	11,676,055	CAD	15,371,491	03/18/20	(61,346)
BB	USD	45,997,526	AUD	67,275,824	03/18/20	(927,842)
BB	USD	6,517,611	NOK	58,229,652	03/18/20	(185,819)
BB	USD	4,907,591	JPY	534,512,582	03/18/20	36,800
BB	USD	333,628	SEK	3,206,960	03/18/20	173
BB	EUR	311,230	USD	347,978	03/18/20	1,897

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	JPY	239,882,936	USD	2,204,246	03/18/20	$(14,739)
BB	USD	24,049,853	GBP	18,329,758	03/18/20	182,381
BB	USD	1,424,018	NZD	2,179,264	03/18/20	(14,573)
BB	USD	319,017	SGD	435,302	03/18/20	12
BB	JPY	74,151,516	USD	686,823	03/18/20	901
BB	EUR	67,344	USD	74,534	04/06/20	(438)
BB	USD	86,986	JPY	9,491,183	04/06/20	903
BB	EUR	84,001	USD	94,145	04/06/20	629
BB	IDR	2,490,000,000	USD	172,458	04/08/20	(8,869)
BB	IDR	6,970,000,000	USD	479,631	04/17/20	(27,498)
BB	IDR	3,150,000,000	USD	216,124	04/21/20	(12,979)
BB	IDR	8,560,000,000	USD	595,851	04/24/20	(26,545)
BB	IDR	1,120,000,000	USD	77,875	05/13/20	(3,418)
BNP	USD	8,072	JPY	878,472	02/03/20	36
BNP	JPY	16,488,925	CAD	196,000	02/05/20	(4,081)
BNP	KRW	2,830,000,000	USD	2,434,271	02/06/20	59,749
BNP	USD	1,440,898	KRW	1,690,000,000	02/06/20	(22,897)
BNP	AUD	4,698,304	USD	3,180,000	02/19/20	34,148
BNP	USD	5,322,500	JPY	568,736,322	02/19/20	(69,520)
BNP	HKD	1,593,189	USD	203,343	02/19/20	(1,733)
BNP	CAD	1,370,000	JPY	112,244,538	02/19/20	1,537
BNP	JPY	115,171,296	CAD	1,370,000	02/19/20	(28,569)
BNP	KRW	210,000,000	USD	179,846	02/20/20	3,603
BNP	INR	18,000,000	USD	248,042	02/20/20	(3,801)
BNP	BRL	890,000	USD	210,394	02/20/20	2,764
BNP	HKD	4,600,000	USD	589,040	02/20/20	(3,064)
BNP	INR	15,000,000	USD	210,707	02/20/20	838
BNP	USD	767,630	KRW	900,000,000	02/21/20	(12,290)
BNP	INR	160,000,000	USD	2,207,962	02/27/20	(29,053)
BNP	TWD	3,100,000	USD	104,104	03/09/20	1,368
BNP	JPY	878,472	USD	8,100	04/06/20	(35)
BNP	USD	17,765	AUD	26,344	04/06/20	(110)
BNP	AUD	1,022,664	USD	704,435	04/06/20	19,087
BNP	EUR	5,315,274	USD	5,954,670	04/06/20	37,284
BNP	MXN	49,100,000	USD	2,576,268	04/21/20	6,693
BNP	KRW	230,000,000	USD	198,887	04/24/20	5,586
BNP	NOK	23,610,000	USD	2,665,282	04/27/20	97,635
BNP	IDR	4,949,000,000	USD	343,779	05/13/20	(15,433)
BOA	EUR	10,325,500	USD	11,474,761	02/06/20	21,884
BOA	TWD	6,264,000	USD	207,026	02/19/20	(432)
BOA	USD	673,529	TWD	20,387,050	02/19/20	1,673
BOA	GBP	354,400	USD	458,369	02/19/20	(9,802)
BOA	JPY	214,059,032	USD	1,973,500	02/19/20	(3,599)
BOA	USD	773,789	TWD	23,233,000	02/19/20	(4,331)
BOA	TWD	2,344,000	USD	78,290	02/19/20	659

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	KRW	1,600,000,000	USD	1,338,128	02/20/20	$(4,672)
BOA	USD	1,990,700	BRL	8,130,019	02/20/20	(94,027)
BOA	GBP	1,288,202	USD	1,682,517	02/20/20	(19,274)
BOA	USD	1,917,968	IDR	27,360,000,000	03/05/20	80,468
BOA	EUR	1,125,000	USD	1,246,444	03/06/20	(3,607)
BOA	USD	625,581	RON	2,724,500	03/06/20	6,182
BOA	TWD	85,680,000	USD	2,833,614	03/09/20	(5,886)
BOA	EUR	640,000	USD	714,336	03/17/20	2,715
BOA	USD	322,612	EUR	290,000	03/17/20	(159)
BOA	USD	398,420	EUR	360,000	03/17/20	1,868
BOA	USD	170,661	GBP	130,000	03/17/20	1,197
BOA	USD	179,396	EUR	161,883	04/06/20	825
BOA	USD	58,175	DKK	391,887	04/06/20	236
BOA	SEK	5,123,510	USD	545,098	04/06/20	11,333
BOA	JPY	87,156,726	USD	807,550	04/06/20	471
BOA	CHF	444,630	USD	460,687	04/06/20	(2,932)
BOA	USD	1,990,700	IDR	27,593,092,700	04/22/20	15,977
BOA	USD	78,697	EUR	71,000	04/22/20	422
BOA	SGD	1,843,178	USD	1,350,000	04/22/20	(1,110)
BOA	USD	4,853,303	GBP	3,710,000	04/22/20	55,953
BOA	EUR	1,889,532	USD	2,115,206	04/22/20	9,601
CITI	JPY	140,132,619	CAD	1,710,000	02/05/20	(1,223)
CITI	EUR	86,000	USD	95,634	02/06/20	244
CITI	USD	3,200,000	AUD	4,719,618	02/19/20	(39,877)
CITI	USD	2,308,342	TWD	70,000,000	02/19/20	10,000
CITI	IDR	2,807,290,000	USD	197,307	02/19/20	(8,011)
CITI	JPY	727,771,190	USD	6,698,000	02/19/20	(23,863)
CITI	AUD	1,021,929	USD	700,000	02/19/20	15,745
CITI	HKD	669,000	USD	86,067	02/19/20	(47)
CITI	BRL	680,000	USD	165,684	02/20/20	7,045
CITI	USD	154,072	INR	11,000,000	02/20/20	(167)
CITI	USD	213,209	BRL	890,000	02/20/20	(5,579)
CITI	TWD	5,500,000	USD	182,010	02/20/20	(152)
CITI	HKD	3,500,000	USD	446,602	02/20/20	(3,911)
CITI	USD	214,421	KRW	250,000,000	02/20/20	(4,609)
CITI	KRW	900,000,000	USD	773,994	02/21/20	18,654
CITI	USD	1,126,604	THB	34,040,000	03/06/20	(33,849)
CITI	USD	845,257	HUF	256,400,000	03/06/20	(1,407)
CITI	USD	935,072	COP	3,298,000,000	03/06/20	27,512
CITI	USD	171,159	CZK	3,870,000	03/06/20	(998)
CITI	USD	69,456	RON	299,000	03/06/20	(123)
CITI	USD	46,011	RUB	2,840,000	03/06/20	(1,757)
CITI	USD	448,837	BRL	1,880,000	03/06/20	(10,582)
CITI	RUB	13,000,000	USD	206,202	03/17/20	3,869
CITI	USD	5,409	JPY	590,364	04/06/20	58

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	EUR	58,543	USD	65,225	04/06/20	$51
CITI	IDR	2,490,000,000	USD	171,882	04/21/20	(9,218)
CITI	USD	408,444	IDR	5,640,000,000	04/21/20	1,758
CITI	SGD	3,650,186	USD	2,702,000	04/22/20	26,295
CITI	HUF	594,781,147	USD	1,990,700	04/22/20	29,525
CITI	SEK	18,825,353	USD	1,990,700	04/22/20	28,061
CITI	USD	619,706	IDR	8,560,000,000	04/24/20	2,691
CITI	USD	1,364,758	IDR	18,909,000,000	05/13/20	7,711
CITI	IDR	33,109,000,000	USD	2,372,711	07/24/20	(15,378)
CITI	CNY	28,380,000	USD	4,008,615	10/15/20	(62,863)
DB	CAD	1,906,000	JPY	157,629,630	02/05/20	14,608
DB	CAD	1,370,000	JPY	112,660,854	02/14/20	5,102
DB	JPY	115,199,601	CAD	1,370,000	02/14/20	(28,545)
DB	USD	120,297	KRW	140,000,000	02/20/20	(2,802)
DB	USD	662,642	INR	47,750,000	03/05/20	4,482
DB	USD	467,549	PEN	1,593,500	03/06/20	2,472
DB	USD	267,387	CZK	6,183,000	03/06/20	4,476
DB	USD	1,471,365	MXN	29,055,000	03/06/20	59,488
DB	USD	1,306,289	BRL	5,574,000	03/06/20	(6,908)
DB	EUR	220,000	USD	245,288	03/06/20	834
DB	USD	120,930	COP	402,000,000	03/06/20	(3,598)
DB	USD	230,741	MXN	4,350,000	03/06/20	(1,548)
DB	ZAR	2,800,000	USD	190,191	03/17/20	4,661
DB	SEK	1,607,535	USD	168,088	04/06/20	616
DB	CAD	375,706	USD	288,949	04/06/20	5,063
DB	NOK	2,234,628	USD	252,450	04/06/20	9,439
DB	USD	180,533	IDR	2,490,000,000	04/08/20	794
DB	USD	504,769	IDR	6,970,000,000	04/17/20	2,360
DB	NOK	2,800,000	USD	314,972	04/27/20	10,465
DB	IDR	4,490,000,000	USD	313,372	04/29/20	(12,938)
DB	USD	324,640	IDR	4,490,000,000	04/29/20	1,671
DB	IDR	12,840,000,000	USD	895,143	05/13/20	(36,821)
DB	IDR	13,950,000,000	USD	999,752	07/24/20	(6,434)
GSI	TWD	134,007,100	USD	4,407,693	02/19/20	(30,510)
GSI	USD	5,322,500	JPY	568,709,125	02/19/20	(69,771)
GSI	AUD	2,017,425	USD	1,350,000	02/19/20	(811)
GSI	USD	1,151,000	AUD	1,664,546	02/19/20	(36,467)
GSI	PLN	7,641,321	USD	1,997,000	02/20/20	24,665
GSI	USD	1,990,700	RUB	123,466,200	04/22/20	(77,079)
JPMCB	JPY	1,008,086	USD	9,169	02/05/20	(135)
JPMCB	USD	11,568,344	EUR	10,495,500	02/06/20	73,094
JPMCB	EUR	84,000	USD	93,465	02/06/20	293
JPMCB	AUD	4,698,825	USD	3,180,000	02/19/20	33,799
JPMCB	JPY	214,047,783	USD	1,973,500	02/19/20	(3,495)
JPMCB	USD	673,618	TWD	20,387,050	02/19/20	1,584

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	IDR	1,163,969,000	USD	84,806	02/19/20	$(323)
JPMCB	USD	367,822	TWD	11,000,000	02/20/20	(3,499)
JPMCB	KRW	6,590,517,583	USD	5,676,195	02/20/20	145,101
JPMCB	USD	244,406	HKD	1,900,000	02/20/20	159
JPMCB	EUR	1,006,316	USD	1,119,542	02/20/20	2,397
JPMCB	BRL	1,140,000	USD	278,701	02/20/20	12,748
JPMCB	USD	2,227,581	EUR	2,010,000	02/25/20	4,471
JPMCB	USD	40,030	PEN	133,000	03/06/20	(800)
JPMCB	USD	39,007	AUD	57,651	04/06/20	(372)
JPMCB	USD	85,754	JPY	9,317,338	04/06/20	526
JPMCB	AUD	63,052	USD	43,527	04/06/20	1,272
JPMCB	JPY	1,599,051	USD	14,657	04/06/20	(150)
JPMCB	EUR	224,378	USD	250,392	04/06/20	596
JPMCB	GBP	2,341,775	USD	3,086,128	04/06/20	(11,314)
JPMCB	EUR	23,277	USD	25,758	04/06/20	(155)
JPMCB	USD	16,799	DKK	112,645	04/06/20	(9)
JPMCB	CAD	31,142	USD	23,894	04/06/20	363
JPMCB	USD	5,283,694	JPY	578,000,000	04/15/20	71,163
JPMCB	USD	1,990,700	MXN	38,036,932	04/22/20	(381)
JPMCB	USD	30,256	EUR	27,000	04/22/20	(168)
JPMCB	USD	1,990,700	INR	142,958,139	04/22/20	(5,121)
JPMCB	CZK	45,291,511	USD	1,990,700	04/22/20	(949)
JPMCB	AUD	3,956,000	USD	2,734,593	04/23/20	82,479
JPMCB	KRW	3,206,000,000	USD	2,776,190	04/24/20	81,741
JPMCB	EUR	10,495,500	USD	11,627,045	04/28/20	(72,878)
JPMCB	EUR	1,318,000	USD	1,470,157	04/29/20	820
MSCI	EUR	17,060,266	USD	19,078,131	03/18/20	107,503
MSCI	GBP	19,851,170	USD	26,044,848	03/18/20	(198,717)
MSCI	AUD	60,562,782	USD	41,795,926	03/18/20	1,223,468
MSCI	SEK	23,079,981	USD	2,440,522	03/18/20	38,202
MSCI	USD	15,991,940	GBP	12,190,345	03/18/20	123,890
MSCI	USD	5,432,449	JPY	589,811,323	03/18/20	23,471
MSCI	USD	1,691,049	EUR	1,511,835	03/18/20	(9,924)
MSCI	USD	359,205	GBP	270,000	03/18/20	(2,261)
MSCI	USD	19,743,883	NOK	176,777,220	03/18/20	(521,430)
MSCI	USD	35,106,761	NZD	53,427,880	03/18/20	(552,127)
MSCI	USD	7,090,032	JPY	765,346,586	03/18/20	(10,363)
MSCI	USD	18,791,797	SEK	178,093,668	03/18/20	(254,608)
MSCI	CAD	3,273,956	USD	2,470,479	03/18/20	(3,324)
MSCI	JPY	515,962,527	USD	4,778,672	03/18/20	5,874
MSCI	NZD	26,964,963	USD	17,866,530	03/18/20	426,864
MSCI	SGD	16,667,232	USD	12,298,708	03/18/20	83,444
MSCI	NOK	143,262,382	USD	15,978,209	03/18/20	400,103
MSCI	USD	4,857,349	SGD	6,587,592	03/18/20	(29,362)
MSCI	USD	18,319,248	CAD	24,021,195	03/18/20	(168,816)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	CAD	29,134,917	USD	22,115,271	03/18/20	$100,907
MSCI	USD	10,572,240	AUD	15,464,475	03/18/20	(212,218)
MSCI	USD	848,223	EUR	767,040	03/18/20	4,710
MSCI	USD	481,428	NZD	744,420	03/18/20	27
MSCI	CHF	271,000	USD	277,524	03/18/20	(4,674)
MSCI	GBP	1,124,000	USD	1,501,903	03/18/20	15,957
MSCI	JPY	1,164,473,495	USD	10,669,765	03/18/20	(101,942)
MSCI	EUR	178,393	USD	197,522	03/18/20	(847)
MSCI	NOK	2,084,997	USD	226,539	03/18/20	(180)
RBS	USD	976,780	KRW	1,140,000,000	02/06/20	(20,259)
RBS	USD	112,091	INR	8,000,000	02/20/20	(161)
RBS	EUR	2,010,000	USD	2,238,000	02/25/20	5,948
RBS	INR	9,000,000	USD	123,883	02/27/20	(1,949)
RBS	USD	2,326,222	INR	169,000,000	02/27/20	36,626
RBS	USD	28,602	MYR	116,000	03/05/20	(322)
RBS	USD	72,593	IDR	993,000,000	03/05/20	(62)
RBS	USD	69,255	INR	4,940,000	03/05/20	(237)
RBS	USD	735,777	TRY	4,345,000	03/06/20	(15,055)
RBS	USD	873,065	RUB	56,540,000	03/06/20	7,958
RBS	USD	107,715	ZAR	1,560,000	03/06/20	(4,199)
RBS	USD	69,380	THB	2,110,000	03/06/20	(1,644)
RBS	USD	120,520	RUB	7,500,000	03/17/20	(3,789)
RBS	DKK	7,029,210	USD	1,053,116	04/06/20	5,410
RBS	MXN	2,826,456	USD	147,861	04/06/20	(377)
RBS	SGD	164,832	USD	122,260	04/06/20	1,447
RBS	JPY	12,933,972	USD	117,942	04/06/20	(1,827)
RBS	NOK	63,976	USD	7,186	04/06/20	229
RBS	EUR	4,065	USD	4,527	04/06/20	2
RBS	HKD	5,560,045	USD	714,373	04/06/20	(864)
RBS	AUD	340,000	USD	235,311	04/23/20	7,374
RBS	THB	94,200,000	USD	3,011,894	04/28/20	(15,575)
Net unrealized appreciation (depreciation)						$250,284

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$272,793,865	$487,925	$—	$273,281,790
Preferred stocks	670,749	74,620	—	745,369
Investment companies	56,075,664	—	—	56,075,664
Commercial paper	—	2,498,602	—	2,498,602
Corporate bonds	—	11,674,345	—	11,674,345
Non-U.S. government agency obligations	—	11,301,045	—	11,301,045
U.S. treasury obligations	—	10,574,993	—	10,574,993
Short-term investments	—	111,435,912	—	111,435,912
Short-term U.S. treasury obligations	—	35,907,040	—	35,907,040
Time deposits	—	19,958,608	—	19,958,608
Equity and foreign exchange options purchased	—	14,755	—	14,755
Options purchased	346,796	—	—	346,796
Futures contracts	1,883,338	—	—	1,883,338
Swap agreements	—	3,505,302	—	3,505,302
Forward foreign currency contracts	—	5,512,425	—	5,512,425
Total	$331,770,412	$212,945,572	$—	$544,715,984
Liabilities
Investments sold short	$(87,612,505)	$—	$—	$(87,612,505)
Equity options written	—	(123,006)	—	(123,006)
Options written	(480,302)	—	—	(480,302)
Futures contracts	(1,582,259)	—	—	(1,582,259)
Swap agreements	—	(3,747,111)	—	(3,747,111)
Forward foreign currency contracts	—	(5,262,141)	—	(5,262,141)
Total	$(89,675,066)	$(9,132,258)	$—	$(98,807,324)

At January 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $907,354, represented 0.2% of the Fund's net assets at period end.

2  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Perpetual investment. Date shown reflects the next call date.

5  Rate shown is the discount rate at the date of purchase unless otherwise noted.

6  Payments made or received are based on the notional amount.

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2020 (unaudited)

Portfolio footnotes—(concluded)

7  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

8  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BAM  Build Americal Mutual

BOBL  Bundesobligationen

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

CPI  Consumer Price Index

DAC  Designated Activity Company

DIP  Debtor-in-possession

EMTN  Euro Medium Term Note

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

MTN  Medium Term Note

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury Inflation Protected Securities

UMBS  Uniform Mortgage Backed Securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNH  Chinese Yuan Renminbi Offshore

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

See accompanying notes to financial statements

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2019 to January 31, 2020.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2019	Ending account value January 31, 2020	Expenses paid during period[1] 08/01/19 to 01/31/20	Expense ratio during the period
UBS Government Money Market Investments Fund
Class P	Actual	$1,000.00	$1,006.40	$3.03	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.12	3.05	0.60
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,021.90	6.76	1.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	6.75	1.33
Class Y	Actual	1,000.00	1,023.20	5.49	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.48	1.08
Class P	Actual	1,000.00	1,023.20	5.49	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.48	1.08
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,037.50	4.66	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.56	4.62	0.91
Class Y	Actual	1,000.00	1,038.80	3.38	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.35	0.66
Class P	Actual	1,000.00	1,039.60	3.38	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.35	0.66
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,050.70	7.53	1.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.80	7.41	1.46
Class Y	Actual	1,000.00	1,051.40	6.24	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	6.14	1.21
Class P	Actual	1,000.00	1,051.30	6.24	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	6.14	1.21
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,024.80	4.17	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.01	4.17	0.82
Class Y	Actual	1,000.00	1,026.90	2.90	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.27	2.90	0.57
Class P	Actual	1,000.00	1,026.10	2.90	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.27	2.90	0.57
PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,024.20	5.24	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.23	1.03
Class Y	Actual	1,000.00	1,024.60	4.43	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.76	4.42	0.87
Class P	Actual	1,000.00	1,024.40	4.27	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.91	4.27	0.84

PACE Select Advisors Trust

		Beginning account value August 1, 2019	Ending account value January 31, 2020	Expenses paid during period[1] 08/01/19 to 01/31/20	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$1,033.30	$5.42	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.81	5.38	1.06
Class Y	Actual	1,000.00	1,034.50	4.50	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.71	4.47	0.88
Class P	Actual	1,000.00	1,034.60	4.65	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.56	4.62	0.91
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,028.80	7.39	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.35	1.45
Class Y	Actual	1,000.00	1,029.60	6.07	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.15	6.04	1.19
Class P	Actual	1,000.00	1,029.80	6.22	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.19	1.22
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,086.00	5.93	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	5.74	1.13
Class Y	Actual	1,000.00	1,087.30	4.62	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.71	4.47	0.88
Class P	Actual	1,000.00	1,087.30	4.62	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.71	4.47	0.88
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,012.70	6.17	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.19	1.22
Class Y	Actual	1,000.00	1,014.00	5.16	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.01	5.18	1.02
Class P	Actual	1,000.00	1,014.10	5.27	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.28	1.04
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,024.70	6.21	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.19	1.22
Class Y	Actual	1,000.00	1,025.50	5.50	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.48	1.08
Class P	Actual	1,000.00	1,026.30	5.50	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.48	1.08
PACE International Equity Investments
Class A	Actual	1,000.00	1,053.90	8.88	1.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.49	8.72	1.72
Class Y	Actual	1,000.00	1,055.80	7.39	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.25	1.43
Class P	Actual	1,000.00	1,055.40	7.39	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.25	1.43

PACE Select Advisors Trust

		Beginning account value August 1, 2019	Ending account value January 31, 2020	Expenses paid during period[1] 08/01/19 to 01/31/20	Expense ratio during the period
PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$1,034.80	$8.44	1.65%
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.84	8.36	1.65
Class Y	Actual	1,000.00	1,036.60	7.17	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	7.10	1.40
Class P	Actual	1,000.00	1,036.10	7.17	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	7.10	1.40
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,049.40	7.47	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.35	1.45
Class P	Actual	1,000.00	1,048.90	6.18	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,012.30	13.00	2.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.22	13.00	2.57
Class Y	Actual	1,000.00	1,013.40	11.79	2.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.42	11.79	2.33
Class P	Actual	1,000.00	1,013.30	11.74	2.32
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.47	11.74	2.32

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

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PACE Select Advisors Trust

Statement of assets and liabilities
January 31, 2020 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments, at cost
Investments	$155,877,127	$606,837,149	$373,471,473	$965,131,286
Repurchase agreements	109,500,000	2,200,000	—	7,500,000
Foreign currency	—	—	146,425	1,636,500
	265,377,127	609,037,149	373,617,898	974,267,786
Investments, at value
Investments[1]	155,877,127	614,166,879	389,058,069	1,005,957,234
Repurchase agreements	109,500,000	2,200,000	—	7,500,000
Foreign currency	—	—	147,260	1,648,883
Cash	43,554	209,339	179,010	—
Cash collateral on futures	—	330,000	285,056	662,000
Cash collateral on swap agreements	—	1,220,000	243,120	1,012,703
Due from broker	—	526,086	480	558,371
Receivable for investments sold	—	1,993,008	4,558,834	13,279,789
Receivable for investments sold short	—	58,081,266	36,493,669	—
Receivable for when issued TBA securities	—	365,054,663	26,649,355	136,391,699
Receivable for fund shares sold	1,252,175	304,926	297,334	566,610
Receivable for interest	134,710	1,394,233	1,999,454	6,282,457
Receivable for foreign tax reclaims	—	—	—	—
Receivable for variation margin on futures contracts	—	—	57,800	2,409,997
Receivable for variation margin on centrally cleared swap agreements	—	74,980	30,244	206,434
OTC swap agreements, at value[2]	—	—	16,910	133,561
Unrealized appreciation on forward foreign currency contracts	—	—	106,781	998,544
Other assets	10,675	22,598	22,685	27,018
Total assets	266,818,241	1,045,577,978	460,146,061	1,177,635,300
Liabilities:
Investments sold short, at value (proceeds—$0; $16,702,047; $36,444,454; $0; $0; $0 and $0, respectively)	—	16,723,492	36,578,885	—
Reverse repurchase agreements, at value (cost—$0; $52,387,000; $0; $0; $0; $0 and $0, respectively)	—	52,387,000	—	—
Options and swaptions written, at value (premiums received $0; $73,332; $2,906,939; $136,754; $0; $0 and $0, respectively)	—	148,753	3,087,880	244,052
Due to broker	—	869,001	68,072	6,660,946
Payable for cash collateral from securities loaned	—	—	8,489,653	14,997,983
Payable for investments purchased	—	55,104,864	7,960,188	7,222,789
Payable for when issued TBA securities	—	575,308,760	56,111,628	269,153,276
Payable for fund shares redeemed	536,064	533,035	527,393	841,046
Payable for dividend and interest expense on investments sold short	—	47,430	53,693	—
Dividends payable to shareholders	124,488	—	—	—
Payable to affiliate	36,513	131,628	43,721	321,582
Payable to custodian	679	70,488	95,223	216,411
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	—	—
Payable for dollar roll transactions	—	—	—	134,125,377
Deferred payable for dollar roll transactions	—	—	—	9,243
Payable for variation margin on futures contracts	—	516,754	—	504,543
OTC swap agreements, at value	—	4,466	—	48,709
Unrealized depreciation on forward foreign currency contracts	—	—	124,960	1,624,586
Accrued expenses and other liabilities	234,721	300,181	287,702	350,213
Total liabilities	932,465	702,145,852	113,428,998	436,320,756
Net assets	265,885,776	343,432,126	346,717,063	741,314,544

1  Includes $0; $0; $8,514,356; $16,368,635; $0; $5,140,023 and $11,306,094, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments were $3,409, $175,512 and $455,549, respectively.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Assets:
Investments, at cost
Investments	$317,116,031	$376,549,448	$309,616,502
Repurchase agreements	—	—	—
Foreign currency	—	1,230,376	1,716,591
	317,116,031	377,779,824	311,333,093
Investments, at value
Investments[1]	341,104,190	388,231,745	305,648,410
Repurchase agreements	—	—	—
Foreign currency	—	1,228,095	1,727,411
Cash	—	—	42,465
Cash collateral on futures	—	886,291	—
Cash collateral on swap agreements	—	—	—
Due from broker	—	—	—
Receivable for investments sold	—	4,692,511	2,324,697
Receivable for investments sold short	—	—	—
Receivable for when issued TBA securities	—	—	—
Receivable for fund shares sold	162,613	124,869	125,501
Receivable for interest	3,410,771	2,586,855	4,458,143
Receivable for foreign tax reclaims	—	18,047	1,710
Receivable for variation margin on futures contracts	—	179,145	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
OTC swap agreements, at value[2]	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	1,903,807	355,459
Other assets	23,339	24,722	30,321
Total assets	344,700,913	399,876,087	314,714,117
Liabilities:
Investments sold short, at value (proceeds—$0; $16,702,047; $36,444,454; $0; $0; $0 and $0, respectively)	—	—	—
Reverse repurchase agreements, at value (cost—$0; $52,387,000; $0; $0; $0; $0 and $0, respectively)	—	—	—
Options and swaptions written, at value (premiums received $0; $73,332; $2,906,939; $136,754; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable for cash collateral from securities loaned	—	4,891,273	10,822,690
Payable for investments purchased	—	5,986,806	5,492,406
Payable for when issued TBA securities	—	39,321,353	—
Payable for fund shares redeemed	481,376	422,356	351,750
Payable for dividend and interest expense on investments sold short	—	—	—
Dividends payable to shareholders	—	—	—
Payable to affiliate	137,212	142,999	152,930
Payable to custodian	29,582	106,563	47,142
Payable for foreign withholding taxes and foreign capital gains taxes	—	11,501	502
Payable for dollar roll transactions	—	—	—
Deferred payable for dollar roll transactions	—	—	—
Payable for variation margin on futures contracts	—	—	—
OTC swap agreements, at value	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,877,834	416,063
Accrued expenses and other liabilities	124,915	362,867	297,489
Total liabilities	773,085	53,123,552	17,580,972
Net assets	343,927,828	346,752,535	297,133,145

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2020 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$265,887,339	$360,907,203	$332,695,777	$721,558,868
Distributable earnings (losses)	(1,563)	(17,475,077)	14,021,286	19,755,676
Net assets	$265,885,776	$343,432,126	$346,717,063	$741,314,544
Class A
Net assets	$—	$32,005,505	$13,368,368	$17,608,636
Shares outstanding	—	2,507,875	1,046,485	1,226,741
Net asset value per share	$—	$12.76	$12.77	$14.35
Maximum offering price per share	$—	$13.26	$13.27	$14.91
Class Y
Net assets	$—	$19,389,693	$314,452	$1,287,311
Shares outstanding	—	1,518,961	24,614	89,863
Net asset value, offering price and redemption value per share[3]	$—	$12.77	$12.78	$14.33
Class P
Net assets	$265,885,776	$292,036,928	$333,034,243	$722,418,597
Shares outstanding	265,886,149	22,873,598	26,062,019	50,359,643
Net asset value, offering price and redemption value per share[3]	$1.00	$12.77	$12.78	$14.35

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$323,821,083	$345,343,810	$308,417,536
Distributable earnings (losses)	20,106,745	1,408,725	(11,284,391)
Net assets	$343,927,828	$346,752,535	$297,133,145
Class A
Net assets	$44,454,942	$29,015,064	$5,445,855
Shares outstanding	3,331,813	2,856,099	558,550
Net asset value per share	$13.34	$10.16	$9.75
Maximum offering price per share	$13.65	$10.56	$10.13
Class Y
Net assets	$68,618	$1,977,365	$579,366
Shares outstanding	5,141	195,742	59,181
Net asset value, offering price and redemption value per share[3]	$13.35	$10.10	$9.79
Class P
Net assets	$299,404,268	$315,760,106	$291,107,924
Shares outstanding	22,424,831	31,126,883	29,840,375
Net asset value, offering price and redemption value per share[3]	$13.35	$10.14	$9.76

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2020 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at cost
Investments	$1,118,760,900	$873,746,824	$378,334,317	$410,802,501
Foreign currency	—	—	—	—
	1,118,760,900	873,746,824	378,334,317	410,802,501
Investments, at value
Investments[1]	1,243,452,317	1,218,228,327	434,117,130	464,437,942
Foreign currency	—	—	—	—
Cash	1,018,425	—	—	—
Cash collateral on options	—	—	—	—
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	1,059,800	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Due from broker	—	—	—	—
Receivable for investments sold	5,445,901	14,063,460	7,761,515	3,794,433
Receivable for investments sold short	—	—	—	—
Receivable for fund shares sold	381,368	313,713	209,277	171,367
Receivable for dividends and interest	900,119	312,352	356,971	45,851
Receivable for foreign tax reclaims	11,564	9,271	—	—
Receivable for variation margin on futures contracts	—	—	—	—
OTC swap agreements, at value	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Other assets	30,046	30,260	23,160	22,957
Total assets	1,252,299,540	1,232,957,383	442,468,053	468,472,550
Liabilities:
Investments sold short, at value (proceeds—$127,150,364; $0; $0; $0; $128,041,221; $0; $0 and $88,360,098, respectively)	145,995,603	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $954,529, respectively)	—	—	—	—
Payable for bank loan	—	—	—	—
Payable for cash collateral from securities loaned	16,793,968	16,656,744	20,222,893	34,331,946
Payable for investments purchased	1,194,647	6,657,401	4,359,568	3,541,840
Payable for fund shares redeemed	1,736,239	2,146,539	628,843	625,954
Payable for dividend and interest expense on investments sold short	116,952	—	—	—
Payable to affiliate	748,559	798,536	279,757	300,179
Payable to custodian	127,417	112,048	61,255	40,788
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	3,813	—
Payable for variation margin on centrally cleared swap agreements	—	—	—	—
OTC swap agreements, at value	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Accrued expenses and other liabilities	551,047	388,245	382,407	335,842
Total liabilities	167,264,432	26,759,513	25,938,536	39,176,549
Net assets	1,085,035,108	1,206,197,870	416,529,517	429,296,001

1  Includes $33,980,232; $31,723,749; $50,143,409; $55,376,124; $26,309,434; $1,457,267; $6,236,125 and $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at cost
Investments	$1,047,584,669	$337,288,647	$116,262,651	$526,680,224
Foreign currency	—	2,546,350	—	3,508,700
	1,047,584,669	339,834,997	116,262,651	530,188,924
Investments, at value
Investments[1]	1,123,097,648	374,485,861	121,876,660	533,814,919
Foreign currency	—	2,541,975	—	3,513,283
Cash	—	—	—	41,879
Cash collateral on options	—	—	—	11,778,935
Cash collateral on futures	—	—	—	2,799,325
Cash collateral on swap agreements	—	—	—	1,541,146
Cash collateral on investments sold short	—	—	—	31,553,551
Cash collateral for forward foreign currency contracts	—	—	—	7,060,000
Due from broker	—	—	—	66,079
Receivable for investments sold	23,651,743	11,414,614	40,957	19,260,154
Receivable for investments sold short	—	—	—	8,470,483
Receivable for fund shares sold	401,133	133,721	55,310	168,507
Receivable for dividends and interest	824,424	433,537	237,570	577,721
Receivable for foreign tax reclaims	3,952,795	9,079	17,824	145,723
Receivable for variation margin on futures contracts	—	—	—	235,208
OTC swap agreements, at value	—	—	—	957,639
Unrealized appreciation on forward foreign currency contracts	—	—	—	5,512,425
Other assets	30,164	23,284	15,206	32,920
Total assets	1,151,957,907	389,042,071	122,243,527	627,529,897
Liabilities:
Investments sold short, at value (proceeds—$127,150,364; $0; $0; $0; $128,041,221; $0; $0 and $88,360,098, respectively)	132,093,029	—	—	87,612,505
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $954,529, respectively)	—	—	—	603,308
Payable for bank loan	695,349	930,677	—	—
Payable for cash collateral from securities loaned	16,142,741	1,492,437	1,271,893	—
Payable for investments purchased	20,356,320	8,262,152	394,125	29,008,436
Payable for fund shares redeemed	1,532,654	603,561	177,447	401,636
Payable for dividend and interest expense on investments sold short	167,099	—	—	117,239
Payable to affiliate	764,140	361,385	41,559	590,796
Payable to custodian	950,280	231,630	54,894	—
Payable for foreign withholding taxes and foreign capital gains taxes	66,388	293,068	59,243	33,261
Payable for variation margin on centrally cleared swap agreements	—	—	—	84,090
OTC swap agreements, at value	—	—	—	2,830,627
Unrealized depreciation on forward foreign currency contracts	—	—	—	5,262,141
Accrued expenses and other liabilities	597,783	341,279	338,604	130,234
Total liabilities	173,365,783	12,516,189	2,337,765	126,674,273
Net assets	978,592,124	376,525,882	119,905,762	500,855,624

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
January 31, 2020 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$964,477,703	$815,560,386	$366,438,333	$362,241,134
Distributable earnings (losses)	120,557,405	390,637,484	50,091,184	67,054,867
Net assets	$1,085,035,108	$1,206,197,870	$416,529,517	$429,296,001
Class A
Net assets	$102,206,748	$48,395,907	$16,137,510	$23,288,546
Shares outstanding	4,870,046	2,156,939	855,927	1,585,789
Net asset value per share	$20.99	$22.44	$18.85	$14.69
Maximum offering price per share	$22.21	$23.75	$19.95	$15.54
Class Y
Net assets	$16,335,583	$17,354,313	$170,447	$50,657
Shares outstanding	777,120	726,762	8,638	3,056
Net asset value, offering price and redemption value per share[2]	$21.02	$23.88	$19.73	$16.58
Class P
Net assets	$966,492,777	$1,140,447,650	$400,221,560	$405,956,798
Shares outstanding	46,247,185	48,282,355	20,560,653	25,171,345
Net asset value, offering price and redemption value per share[2]	$20.90	$23.62	$19.47	$16.13

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$942,844,756	$376,968,955	$119,852,212	$499,266,549
Distributable earnings (losses)	35,747,368	(443,073)	53,550	1,589,075
Net assets	$978,592,124	$376,525,882	$119,905,762	$500,855,624
Class A
Net assets	$25,807,994	$4,546,526	$379,099	$7,527,531
Shares outstanding	1,672,251	340,940	48,945	701,821
Net asset value per share	$15.43	$13.34	$7.75	$10.73
Maximum offering price per share	$16.33	$14.12	$8.20	$11.35
Class Y
Net assets	$12,158,613	$6,154,499	$—	$391,511
Shares outstanding	792,313	457,714	—	36,532
Net asset value, offering price and redemption value per share[2]	$15.35	$13.45	$—	$10.72
Class P
Net assets	$940,625,517	$365,824,857	$119,526,663	$492,936,582
Shares outstanding	61,461,799	27,348,834	16,084,695	46,183,194
Net asset value, offering price and redemption value per share[2]	$15.30	$13.38	$7.43	$10.67

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the six months ended January 31, 2020 (unaudited)

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$156,863
Interest	1,903,125	6,181,727	5,037,412	15,237,610
Securities lending	—	—	5,097	12,788
Foreign tax withheld	—	—	1,041	8,623
Total income	1,903,125	6,181,727	5,043,550	15,415,884
Expenses:
Investment management and administration fees	316,997	1,134,486	938,983	2,276,936
Service fees–Class A	—	41,462	16,977	22,437
Transfer agency and related services fees	378,648	315,575	291,477	383,111
Custody and fund accounting fees	8,763	56,957	100,711	162,873
Trustees fees	9,763	11,221	11,105	13,636
Professional services fees	52,650	86,508	83,032	90,935
Printing and shareholder report fees	33,259	25,889	22,059	25,355
Federal and state registration fees	16,655	26,537	26,921	28,661
Insurance expense	681	1,429	1,337	2,847
Interest expense	—	644,659	2,547	1,991,028
Other	27,835	16,269	23,209	27,537
Total expenses	845,251	2,360,992	1,518,358	5,025,356
Fee waivers and/or expense reimbursements by investment manager and administrator	(237,618)	(388,898)	(342,327)	(469,633)
Net expenses	607,633	1,972,094	1,176,031	4,555,723
Net investment income (loss)	1,295,492	4,209,633	3,867,519	10,860,161
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	—	3,777,036	3,520,319	5,485,318
Securities sold short	—	(515,406)	—	(11,988)
Options and swaptions written	—	426,205	121,920	269,298
Futures contracts	—	(719,470)	802,982	1,060,340
Swap agreements	—	(1,399,638)	(957,113)	(1,527,149)
Forward foreign currency contracts	—	—	142,864	298,548
Foreign currency transactions	—	—	66,301	(377,084)
Net realized gain (loss)	—	1,568,727	3,697,273	5,197,283
Change in net unrealized appreciation (depreciation) on:
Investments	—	1,835,605	5,340,417	19,742,294
Investments sold short	—	(11,467)	(26,909)	3,265
Options and swaptions written	—	(117,829)	(290,530)	(136,659)
Futures contracts	—	30,753	(140,044)	2,216,802
Swap agreements	—	560,430	892,278	1,310,886
Forward foreign currency contracts	—	—	(23,212)	(1,575,883)
Translation of other assets and liabilities denominated in foreign currency	—	—	3,671	40,047
Change in net unrealized appreciation (depreciation)	—	2,297,492	5,755,671	21,600,752
Net realized and unrealized gain (loss)	—	3,866,219	9,452,944	26,798,035
Net increase (decrease) in net assets resulting from operations	$1,295,492	$8,075,852	$13,320,463	$37,658,196

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$—
Interest	4,878,984	3,328,395	9,267,338
Securities lending	—	1,648	34,164
Foreign tax withheld	—	(17,393)	485
Total income	4,878,984	3,312,650	9,301,987
Expenses:
Investment management and administration fees	922,441	1,334,456	1,213,950
Service fees–Class A	56,538	37,326	7,048
Transfer agency and related services fees	61,695	364,147	286,084
Custody and fund accounting fees	19,097	78,902	26,266
Trustees fees	11,055	11,406	10,914
Professional services fees	70,771	100,550	74,937
Printing and shareholder report fees	9,240	34,664	18,550
Federal and state registration fees	28,748	26,488	24,157
Insurance expense	1,280	1,449	1,266
Interest expense	—	—	—
Other	20,538	23,897	24,111
Total expenses	1,201,403	2,013,285	1,687,283
Fee waivers and/or expense reimbursements by investment manager and administrator	(164,922)	(490,015)	(302,272)
Net expenses	1,036,481	1,523,270	1,385,011
Net investment income (loss)	3,842,503	1,789,380	7,916,976
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	607,846	2,684,349	(2,508,800)
Securities sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	430,167	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	162,306	2,252,734
Foreign currency transactions	—	32,911	(692,494)
Net realized gain (loss)	607,846	3,309,733	(948,560)
Change in net unrealized appreciation (depreciation) on:
Investments	4,452,199	4,505,623	4,586,042
Investments sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	(604,078)	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(333,428)	(2,193,136)
Translation of other assets and liabilities denominated in foreign currency	—	6,661	689,885
Change in net unrealized appreciation (depreciation)	4,452,199	3,574,778	3,082,791
Net realized and unrealized gain (loss)	5,060,045	6,884,511	2,134,231
Net increase (decrease) in net assets resulting from operations	$8,902,548	$8,673,891	$10,051,207

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the six months ended January 31, 2020 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends	$18,154,245	$7,748,243	$4,191,689	$1,196,920
Interest	130,698	263,531	139,995	46,920
Securities lending	27,935	73,003	40,673	148,045
Foreign tax withheld	(81,191)	(40,976)	(27,567)	(6,651)
Total income	18,231,687	8,043,801	4,344,790	1,385,234
Expenses:
Investment management and administration fees	4,234,995	4,667,185	1,713,034	1,753,771
Service fees–Class A	133,349	59,543	20,674	29,703
Transfer agency and related services fees	447,339	451,167	429,468	410,260
Custody and fund accounting fees	86,522	72,456	34,887	35,622
Trustees fees	15,859	16,377	11,709	11,873
Professional services fees	77,132	75,067	72,723	83,367
Printing and shareholder report fees	40,660	33,252	31,044	45,611
Federal and state registration fees	28,460	28,209	26,587	26,471
Insurance expense	4,607	4,758	1,774	1,885
Interest expense	1,811	701	75	129
Dividend expense, interest expense and other borrowing cost for investments sold short	1,875,357	—	—	—
Other	62,840	41,428	26,909	26,483
Total expenses	7,008,931	5,450,143	2,368,884	2,425,175
Fee waivers and/or expense reimbursements by investment manager and administrator	—	(135,347)	(126,803)	(40,450)
Net expenses	7,008,931	5,314,796	2,242,081	2,384,725
Net investment income (loss)	11,222,756	2,729,005	2,102,709	(999,491)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	38,371,622	118,836,349	1,561,926	21,981,291
Securities sold short	(2,290,646)	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(37)	—	13	—
Net realized gain (loss)	36,080,939	118,836,349	1,561,939	21,981,291
Change in net unrealized appreciation (depreciation) on:
Investments ((net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $(240,663); $0 and $0, respectively	(9,996,775)	(22,740,297)	2,177,214	(10,244,939)
Investments sold short	(3,804,588)	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	4	—
Change in net unrealized appreciation (depreciation)	(13,801,363)	(22,740,297)	2,177,218	(10,244,939)
Net realized and unrealized gain (loss)	22,279,576	96,096,052	3,739,157	11,736,352
Net increase (decrease) in net assets resulting from operations	$33,502,332	$98,825,057	$5,841,866	$10,736,861

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends	$14,754,775	$3,976,239	$2,051,183	$3,553,990
Interest	82,829	55,744	7,252	3,045,781
Securities lending	134,535	14,145	4,640	—
Foreign tax withheld	(820,549)	(333,167)	(75,881)	(143,448)
Total income	14,151,590	3,712,961	1,987,194	6,456,323
Expenses:
Investment management and administration fees	4,401,924	2,124,715	493,556	3,611,252
Service fees–Class A	33,677	5,713	527	10,067
Transfer agency and related services fees	417,305	375,819	294,901	205,956
Custody and fund accounting fees	165,709	129,614	31,826	379,644
Trustees fees	15,139	11,396	9,789	12,250
Professional services fees	99,431	103,252	78,782	128,150
Printing and shareholder report fees	37,427	25,017	19,409	28,864
Federal and state registration fees	29,171	26,922	18,061	30,571
Insurance expense	3,951	1,466	475	2,222
Interest expense	4,168	1,099	—	9,626
Dividend expense, interest expense and other borrowing cost for investments sold short	1,878,163	—	—	1,783,839
Other	67,061	45,007	29,314	52,748
Total expenses	7,153,126	2,850,020	976,640	6,255,189
Fee waivers and/or expense reimbursements by investment manager and administrator	—	(139,025)	(235,779)	(243,155)
Net expenses	7,153,126	2,710,995	740,861	6,012,034
Net investment income (loss)	6,998,464	1,001,966	1,246,333	444,289
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	3,366,221	4,680,359	4,277,300	6,743,794
Securities sold short	(609,895)	—	—	7,004,467
Options and swaptions written	—	—	—	(4,856,061)
Futures contracts	—	—	—	198,274
Swap agreements	—	—	—	1,153,629
Forward foreign currency contracts	4,010	—	—	293,403
Foreign currency transactions	(11,703)	(234,641)	(18,828)	(21,292)
Net realized gain (loss)	2,748,633	4,445,718	4,258,472	10,516,214
Change in net unrealized appreciation (depreciation) on:
Investments ((net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $(240,663); $0 and $0, respectively	56,678,907	8,365,461	455,251	(4,741,859)
Investments sold short	(12,446,660)	—	—	2,141,573
Options and swaptions written	—	—	—	325,185
Futures contracts	—	—	—	486,110
Swap agreements	—	—	—	(1,507,469)
Forward foreign currency contracts	—	—	—	(937,603)
Translation of other assets and liabilities denominated in foreign currency	116,295	(36,303)	4,446	(82,846)
Change in net unrealized appreciation (depreciation)	44,348,542	8,329,158	459,697	(4,316,909)
Net realized and unrealized gain (loss)	47,097,175	12,774,876	4,718,169	6,199,305
Net increase (decrease) in net assets resulting from operations	$54,095,639	$13,776,842	$5,964,502	$6,643,594

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	UBS Government Money Market Investments Fund		PACE Mortgaged-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019
From operations:
Net investment income (loss)	$1,295,492	$3,456,399	$4,209,633	$9,881,951	$3,867,519	$9,769,269
Net realized gain (loss)	—	135	1,568,727	3,933,051	3,697,273	(569,154)
Net change in unrealized appreciation (depreciation)	—	—	2,297,492	9,283,143	5,755,671	16,323,314
Net increase (decrease) in net assets resulting from operations	1,295,492	3,456,534	8,075,852	23,098,145	13,320,463	25,523,429
Total distributions–Class A	—	—	(533,141)	(1,144,300)	(143,055)	(366,787)
Total distributions–Class C	—	—	—	(47,220)	—	(3,870)
Total distributions–Class Y	—	—	(395,826)	(949,248)	(3,794)	(8,615)
Total distributions–Class P	(1,295,492)	(3,456,399)	(5,222,119)	(10,987,771)	(3,970,592)	(9,771,060)
Total distributions	(1,295,492)	(3,456,399)	(6,151,086)	(13,128,539)	(4,117,441)	(10,150,332)
From beneficial interest transactions:
Proceeds from shares sold	168,052,157	241,670,811	19,982,386	66,071,764	17,897,953	54,599,176
Cost of shares redeemed	(87,954,670)	(248,947,713)	(46,015,249)	(118,655,865)	(32,282,738)	(99,349,800)
Shares issued on reinvestment of dividends and distributions	1,186,356	3,084,709	5,572,525	11,965,517	3,717,852	9,164,442
Net increase (decrease) in net assets from beneficial interest transactions	81,283,848	(4,192,193)	(20,460,338)	(40,618,584)	(10,666,933)	(35,586,182)
Net increase (decrease) in net assets	81,283,848	(4,192,058)	(18,535,572)	(30,648,978)	(1,463,911)	(20,213,085)
Net assets:
Beginning of period	184,601,928	188,793,986	361,967,698	392,616,676	348,180,974	368,394,059
End of period	$265,885,776	$184,601,928	$343,432,126	$361,967,698	$346,717,063	$348,180,974

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019
From operations:
Net investment income (loss)	$10,860,161	$24,242,953	$3,842,503	$9,812,273
Net realized gain (loss)	5,197,283	4,576,634	607,846	1,535,082
Net change in unrealized appreciation (depreciation)	21,600,752	27,846,943	4,452,199	12,208,941
Net increase (decrease) in net assets resulting from operations	37,658,196	56,666,530	8,902,548	23,556,296
Total distributions–Class A	(311,082)	(562,397)	(726,237)	(1,258,943)
Total distributions–Class C	—	(30,876)	—	(31,869)
Total distributions–Class Y	(24,862)	(45,893)	(1,187)	(2,020)
Total distributions–Class P	(13,594,190)	(24,675,116)	(5,170,585)	(9,230,952)
Total distributions	(13,930,134)	(25,314,282)	(5,898,009)	(10,523,784)
From beneficial interest transactions:
Proceeds from shares sold	28,659,946	96,910,928	17,818,109	54,221,132
Cost of shares redeemed	(68,308,783)	(186,962,857)	(26,201,781)	(88,047,907)
Shares issued on reinvestment of dividends and distributions	12,744,559	23,271,484	4,991,702	8,857,921
Net increase (decrease) in net assets from beneficial interest transactions	(26,904,278)	(66,780,445)	(3,391,970)	(24,968,854)
Net increase (decrease) in net assets	(3,176,216)	(35,428,197)	(387,431)	(11,936,342)
Net assets:
Beginning of period	744,490,760	779,918,957	344,315,259	356,251,601
End of period	$741,314,544	$744,490,760	$343,927,828	$344,315,259

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Global Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019
From operations:
Net investment income (loss)	$1,789,380	$4,900,494	$7,916,976	$18,329,796	$11,222,756	$23,616,661
Net realized gain (loss)	3,309,733	1,286,961	(948,560)	(1,756,794)	36,080,939	49,880,376
Net change in unrealized appreciation (depreciation)	3,574,778	10,359,942	3,082,791	(2,479,715)	(13,801,363)	(67,830,561)
Net increase (decrease) in net assets resulting from operations	8,673,891	16,547,397	10,051,207	14,093,287	33,502,332	5,666,476
Total distributions–Class A	(264,942)	(481,587)	(166,398)	(295,930)	(5,895,712)	(10,677,488)
Total distributions–Class C	—	(5,664)	—	(20,164)	—	—
Total distributions–Class Y	(20,824)	(40,844)	(17,499)	(30,663)	(964,841)	(1,544,626)
Total distributions–Class P	(3,275,661)	(6,175,404)	(9,120,224)	(18,032,533)	(57,764,572)	(105,011,399)
Total distributions	(3,561,427)	(6,703,499)	(9,304,121)	(18,379,290)	(64,625,125)	(117,233,513)
From beneficial interest transactions:
Proceeds from shares sold	9,444,249	33,467,627	9,512,750	27,862,204	25,486,715	90,280,427
Cost of shares redeemed	(31,969,808)	(94,046,619)	(30,008,376)	(85,967,320)	(102,505,434)	(280,131,233)
Shares issued on reinvestment of dividends and distributions	3,256,532	6,159,499	8,493,235	16,839,585	60,176,778	109,458,117
Net increase (decrease) in net assets from beneficial interest transactions	(19,269,027)	(54,419,493)	(12,002,391)	(41,265,531)	(16,841,941)	(80,392,689)
Net increase (decrease) in net assets	(14,156,563)	(44,575,595)	(11,255,305)	(45,551,534)	(47,964,734)	(191,959,726)
Net assets:
Beginning of period	360,909,098	405,484,693	308,388,450	353,939,984	1,132,999,842	1,324,959,568
End of period	$346,752,535	$360,909,098	$297,133,145	$308,388,450	$1,085,035,108	$1,132,999,842

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019
From operations:
Net investment income (loss)	$2,729,005	$(304,711)	$2,102,709	$3,162,361
Net realized gain (loss)	118,836,349	136,862,989	1,561,939	(4,606,137)
Net change in unrealized appreciation (depreciation)	(22,740,297)	(27,394,239)	2,177,218	(27,930,301)
Net increase (decrease) in net assets resulting from operations	98,825,057	109,164,039	5,841,866	(29,374,077)
Total distributions–Class A	(7,086,365)	(7,964,249)	(112,471)	(1,095,342)
Total distributions–Class C	—	—	—	—
Total distributions–Class Y	(2,366,065)	(2,400,843)	(1,544)	(12,339)
Total distributions–Class P	(161,282,475)	(197,906,705)	(3,450,140)	(25,959,793)
Total distributions	(170,734,905)	(208,271,797)	(3,564,155)	(27,067,474)
From beneficial interest transactions:
Proceeds from shares sold	25,252,965	79,356,146	12,590,121	43,735,225
Cost of shares redeemed	(128,848,512)	(348,807,331)	(39,963,108)	(113,780,668)
Shares issued on reinvestment of dividends and distributions	161,015,785	195,975,184	3,298,445	25,341,673
Net increase (decrease) in net assets from beneficial interest transactions	57,420,238	(73,476,001)	(24,074,542)	(44,703,770)
Net increase (decrease) in net assets	(14,489,610)	(172,583,759)	(21,796,831)	(101,145,321)
Net assets:
Beginning of period	1,220,687,480	1,393,271,239	438,326,348	539,471,669
End of period	$1,206,197,870	$1,220,687,480	$416,529,517	$438,326,348

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019
From operations:
Net investment income (loss)	$(999,491)	$(2,599,534)	$6,998,464	$19,717,975	$1,001,966	$5,817,942
Net realized gain (loss)	21,981,291	73,166,553	2,748,633	6,537,897	4,445,718	(8,970,521)
Net change in unrealized appreciation (depreciation)	(10,244,939)	(50,425,239)	44,348,542	(81,988,829)	8,329,158	(10,809,704)
Net increase (decrease) in net assets resulting from operations	10,736,861	20,141,780	54,095,639	(55,732,957)	13,776,842	(13,962,283)
Total distributions–Class A	(3,576,830)	(4,123,129)	(642,744)	(2,109,966)	(39,959)	(69,068)
Total distributions–Class Y	(6,744)	(6,763)	(335,379)	(948,854)	(67,299)	(115,455)
Total distributions–Class P	(56,800,533)	(70,841,505)	(26,308,470)	(76,207,011)	(4,028,749)	(6,751,933)
Total distributions	(60,384,107)	(74,971,397)	(27,286,593)	(79,265,831)	(4,136,007)	(6,936,456)
From beneficial interest transactions:
Proceeds from shares sold	10,965,763	35,303,209	30,460,050	96,051,344	13,564,852	46,791,346
Cost of shares redeemed	(46,918,868)	(139,526,417)	(92,250,805)	(232,785,886)	(38,213,518)	(94,525,862)
Shares issued on reinvestment of dividends and distributions	57,118,726	70,492,766	25,376,653	74,647,186	3,876,013	6,517,391
Net increase (decrease) in net assets from beneficial interest transactions	21,165,621	(33,730,442)	(36,414,102)	(62,087,356)	(20,772,653)	(41,217,125)
Net increase (decrease) in net assets	(28,481,625)	(88,560,059)	(9,605,056)	(197,086,144)	(11,131,818)	(62,115,864)
Net assets:
Beginning of period	457,777,626	546,337,685	988,197,180	1,185,283,324	387,657,700	449,773,564
End of period	$429,296,001	$457,777,626	$978,592,124	$988,197,180	$376,525,882	$387,657,700

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019
From operations:
Net investment income (loss)	$1,246,333	$2,802,674	$444,289	$1,835,557
Net realized gain (loss)	4,258,472	(621,415)	10,516,214	(1,442,342)
Net change in unrealized appreciation (depreciation)	459,697	3,374,327	(4,316,909)	1,484,913
Net increase (decrease) in net assets resulting from operations	5,964,502	5,555,586	6,643,594	1,878,128
Total distributions–Class A	(17,533)	(13,841)	—	(296,208)
Total distributions–Class Y	—	—	(801)	(11,917)
Total distributions–Class P	(6,001,633)	(4,369,167)	(929,309)	(15,403,019)
Total distributions	(6,019,166)	(4,383,008)	(930,110)	(15,711,144)
From beneficial interest transactions:
Proceeds from shares sold	4,498,968	11,797,080	17,086,814	61,172,508
Cost of shares redeemed	(11,794,114)	(32,966,140)	(52,119,131)	(162,383,481)
Shares issued on reinvestment of dividends and distributions	5,577,573	4,066,593	863,693	14,724,015
Net increase (decrease) in net assets from beneficial interest transactions	(1,717,573)	(17,102,467)	(34,168,624)	(86,486,958)
Net increase (decrease) in net assets	(1,772,237)	(15,929,889)	(28,455,140)	(100,319,974)
Net assets:
Beginning of period	121,677,999	137,607,888	529,310,764	629,630,738
End of period	$119,905,762	$121,677,999	$500,855,624	$529,310,764

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the period ended January 31, 2020 (unaudited)

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$33,502,332
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	484,092,565
Purchases to cover investments sold short	(53,854,025)
Proceeds from disposition of long-term investments	(318,045,134)
Sales of investments sold short	(47,679,672)
Net purchases from short-term investments	(5,235,828)
Net realized (gains) losses from investments in securities	(38,371,622)
Net realized (gains) losses from investments sold short	2,290,646
Net change in unrealized appreciation/depreciation of investments in securities	9,996,775
Net change in unrealized appreciation/depreciation of investments sold short	3,804,588
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on deposit at custodian for securities loaned	947,961
Receivable for interest	472,710
Receivable for foreign tax reclaims	—
Other assets	(6,602)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	10,425,641
Payable to affiliate	(1,133)
Payable for dividends and interest on investments sold short	(10,313)
Payable to custodian	(274,810)
Accrued expenses and other liabilities	20,575
Net cash provided from operating activities	82,074,654
Cash flows from financing activities
Proceeds from borrowings	24,614,426
Payments from borrowings	(24,614,426)
Proceeds from shares sold	25,748,812
Cost of shares repurchased	(102,356,694)
Dividends paid to shareholders	(4,448,347)
Net cash used in financing activities	(81,056,229)
Net increase (decrease) in cash and foreign currency	1,018,425
Cash and foreign currency, beginning of period	—
Cash and foreign currency, end of period	$1,018,425
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(60,176,778)
Cash paid during the period for interest	$1,811

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the period ended January 31, 2020 (unaudited)

PACE International Equity Investments
Cash flows from operating activites
Net increase (decrease) in net assets resulting from operations	$54,095,639
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(169,686,992)
Purchases to cover investments sold short	(64,219,250)
Proceeds from disposition of long-term investments	235,408,389
Sales of investments sold short	51,031,900
Net purchases from short-term investments	(7,632,420)
Net realized (gains) losses from investments in securities	(3,366,221)
Net realized (gains) losses from investments sold short	609,895
Net change in unrealized appreciation/depreciation of investments in securities	(56,678,907)
Net change in unrealized appreciation/depreciation of investments sold short	12,446,660
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	2,343,796
Receivable for interest and dividends	744,911
Receivable for foreign tax reclaims	(60,278)
Other assets	(7,597)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	6,283,498
Payable for foreign withholding taxes and foreign capital gains taxes	(17,914)
Payable for bank loan	695,349
Payable to affiliate	(3,061)
Payable for dividends and interest on investments sold short	72,628
Payable to custodian	748,388
Accrued expenses and other liabilities	(171)
Net cash provided from operating activities	62,808,242
Cash flows from financing activities
Proceeds from borrowings	13,966,575
Payments from borrowings	(13,966,575)
Proceeds from shares sold	30,871,040
Cost of shares repurchased	(91,918,658)
Dividends paid to shareholders	(1,909,940)
Net cash used in financing activities	(62,957,558)
Net increase (decrease) in cash and foreign currency	(149,316)
Cash and foreign currency, beginning of period	149,316
Cash and foreign currency, end of period	$—
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(25,376,653)
Cash paid during the period for interest	$18,295

See accompanying notes to financial statements.

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UBS Government Money Market Investments Fund

Financial highlights

Selected financial data throughout each period is presented below:

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.007	0.017	0.008	0.00[1]	0.000[1]	0.000[1]
Net realized gain (loss)	—	0.000[1]	0.000[1]	(0.000)[1]	0.000[1]	—
Net increase (decrease) from operations	0.007	0.017	0.008	0.001	0.000[1]	0.000[1]
Dividends from net investment income	(0.007)	(0.017)	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	—	—	—	(0.000)[1]	—
Total dividends and distributions	(0.007)	(0.017)	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.64%	1.72%	0.83%	0.11%	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.83%[3]	0.90%	0.89%	0.95%	0.96%	0.93%
Expenses after fee waivers and/or expense reimbursements	0.60%[3]	0.60%	0.60%	0.52%	0.26%	0.14%
Net investment income (loss)	1.28%[3]	1.71%	0.82%	0.12%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$265,886	$184,602	$188,794	$199,585	$182,977	$168,503

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.69	$12.34	$12.85	$13.15	$12.96	$12.82
Net investment income (loss)[1]	0.14	0.30	0.24	0.17	0.19	0.11
Net realized and unrealized gain (loss)	0.14	0.46	(0.38)	(0.13)	0.29	0.26
Net increase (decrease) from operations	0.28	0.76	(0.14)	0.04	0.48	0.37
Dividends from net investment income	(0.21)	(0.41)	(0.37)	(0.34)	(0.29)	(0.23)
Net asset value, end of period	$12.76	$12.69	$12.34	$12.85	$13.15	$12.96
Total investment return[2]	2.19%	6.27%	(1.12)%	0.30%	3.76%	2.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.47%[3]	1.38%	1.09%[4]	1.08%	1.07%[4]	1.07%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.33%[3]	1.25%	0.97%[4]	0.97%	0.97%[4]	0.97%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.97%[3]	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	2.12%[3]	2.42%	1.88%	1.33%	1.47%	0.87%
Supplemental data:
Net assets, end of period (000's)	$32,006	$34,380	$30,489	$36,239	$41,260	$47,860
Portfolio turnover	383%	905%	887%	1,255%	1,383%	1,360%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.69	$12.35	$12.86	$13.16	$12.96	$12.82
Net investment income (loss)[1]	0.15	0.33	0.27	0.19	0.23	0.15
Net realized and unrealized gain (loss)	0.15	0.45	(0.38)	(0.12)	0.29	0.25
Net increase (decrease) from operations	0.30	0.78	(0.11)	0.07	0.52	0.40
Dividends from net investment income	(0.22)	(0.44)	(0.40)	(0.37)	(0.32)	(0.26)
Net asset value, end of period	$12.77	$12.69	$12.35	$12.86	$13.16	$12.96
Total investment return[2]	2.32%	6.44%	(0.87)%	0.63%	4.03%	3.12%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.37%[3]	1.25%	1.01%[4]	0.99%	0.89%[4]	0.86%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.08%[3]	0.98%	0.72%[4]	0.72%	0.72%[4]	0.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	2.37%[3]	2.66%	2.12%	1.49%	1.73%	1.13%
Supplemental data:
Net assets, end of period (000's)	$19,390	$25,481	$30,542	$45,658	$51,823	$46,071
Portfolio turnover	383%	905%	887%	1,255%	1,383%	1,360%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.70	$12.35	$12.86	$13.16	$12.96	$12.83
Net investment income (loss)[1]	0.15	0.33	0.27	0.21	0.22	0.15
Net realized and unrealized gain (loss)	0.14	0.46	(0.38)	(0.14)	0.30	0.24
Net increase (decrease) from operations	0.29	0.79	(0.11)	0.07	0.52	0.39
Dividends from net investment income	(0.22)	(0.44)	(0.40)	(0.37)	(0.32)	(0.26)
Net asset value, end of period	$12.77	$12.70	$12.35	$12.86	$13.16	$12.96
Total investment return[2]	2.32%	6.53%	(0.87)%	0.55%	4.10%	3.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.30%[3]	1.22%	0.93%[4]	0.92%	0.91%[4]	0.91%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.08%[3]	1.00%	0.72%[4]	0.72%	0.72%[4]	0.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	2.38%[3]	2.66%	2.14%	1.60%	1.72%	1.13%
Supplemental data:
Net assets, end of period (000's)	$292,037	$302,107	$321,912	$352,789	$405,253	$422,604
Portfolio turnover	383%	905%	887%	1,255%	1,383%	1,360%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.44	$11.90	$12.34	$12.45	$12.36	$12.33
Net investment income (loss)[1]	0.12	0.30	0.24	0.16	0.16	0.16
Net realized and unrealized gain (loss)	0.34	0.56	(0.42)	(0.06)	0.18	0.04
Net increase (decrease) from operations	0.46	0.86	(0.18)	0.10	0.34	0.20
Dividends from net investment income	(0.13)	(0.32)	(0.26)	(0.17)	(0.17)	(0.16)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)	(0.01)
Total dividends and distributions	(0.13)	(0.32)	(0.26)	(0.21)	(0.25)	(0.17)
Net asset value, end of period	$12.77	$12.44	$11.90	$12.34	$12.45	$12.36
Total investment return[2]	3.75%	7.33%	(1.43)%	0.84%	2.85%	1.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%[3,4]	1.05%[4]	1.00%[4]	1.01%[4]	1.03%[4]	1.03%[4]
Expenses after fee waivers and/or expense reimbursements	0.91%[3,4]	0.91%[4]	0.93%[4]	0.93%[4]	0.93%[4]	0.93%[4]
Net investment income (loss)	1.97%[3]	2.52%	1.97%	1.32%	1.31%	1.26%
Supplemental data:
Net assets, end of period (000's)	$13,368	$13,652	$14,254	$16,884	$18,681	$19,932
Portfolio turnover	204%	511%	537%	437%	284%	476%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.44	$11.90	$12.34	$12.45	$12.36	$12.33
Net investment income (loss)[1]	0.14	0.33	0.27	0.19	0.19	0.19
Net realized and unrealized gain (loss)	0.35	0.56	(0.42)	(0.05)	0.18	0.04
Net increase (decrease) from operations	0.49	0.89	(0.15)	0.14	0.37	0.23
Dividends from net investment income	(0.15)	(0.35)	(0.29)	(0.21)	(0.20)	(0.19)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)	(0.01)
Total dividends and distributions	(0.15)	(0.35)	(0.29)	(0.25)	(0.28)	(0.20)
Net asset value, end of period	$12.78	$12.44	$11.90	$12.34	$12.45	$12.36
Total investment return[2]	3.88%	7.60%	(1.20)%	1.09%	3.11%	1.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[3,4]	0.98%[4]	0.95%[4]	0.93%[4]	0.94%[4]	0.86%[4]
Expenses after fee waivers and/or expense reimbursements	0.66%[3,4]	0.66%[4]	0.68%[4]	0.68%[4]	0.68%[4]	0.68%[4]
Net investment income (loss)	2.22%[3]	2.77%	2.23%	1.57%	1.56%	1.51%
Supplemental data:
Net assets, end of period (000's)	$314	$325	$293	$337	$401	$444
Portfolio turnover	204%	511%	537%	437%	284%	476%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.44	$11.90	$12.34	$12.45	$12.36	$12.33
Net investment income (loss)[1]	0.14	0.33	0.27	0.19	0.19	0.19
Net realized and unrealized gain (loss)	0.35	0.56	(0.42)	(0.05)	0.18	0.04
Net increase (decrease) from operations	0.49	0.89	(0.15)	0.14	0.37	0.23
Dividends from net investment income	(0.15)	(0.35)	(0.29)	(0.21)	(0.20)	(0.19)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)	(0.01)
Total dividends and distributions	(0.15)	(0.35)	(0.29)	(0.25)	(0.28)	(0.20)
Net asset value, end of period	$12.78	$12.44	$11.90	$12.34	$12.45	$12.36
Total investment return[2]	3.96%	7.60%	(1.20)%	1.09%	3.11%	1.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.86%[3,4]	0.86%[4]	0.81%[4]	0.82%[4]	0.83%[4]	0.83%[4]
Expenses after fee waivers and/or expense reimbursements	0.66%[3,4]	0.66%[4]	0.68%[4]	0.68%[4]	0.68%[4]	0.68%[4]
Net investment income (loss)	2.22%[3]	2.77%	2.23%	1.57%	1.56%	1.51%
Supplemental data:
Net assets, end of period (000's)	$333,034	$334,203	$352,865	$374,144	$411,148	$403,358
Portfolio turnover	204%	511%	537%	437%	284%	476%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.91	$13.32	$13.81	$14.21	$13.93	$13.90
Net investment income (loss)[1]	0.19	0.40	0.35	0.36	0.37	0.35
Net realized and unrealized gain (loss)	0.50	0.61	(0.47)	(0.15)	0.38	0.01
Net increase (decrease) from operations	0.69	1.01	(0.12)	0.21	0.75	0.36
Dividends from net investment income	(0.25)	(0.42)	(0.37)	(0.39)	(0.37)	(0.33)
Distributions from net realized gains	—	—	—	(0.22)	(0.10)	—
Total dividends and distributions	(0.25)	(0.42)	(0.37)	(0.61)	(0.47)	(0.33)
Net asset value, end of period	$14.35	$13.91	$13.32	$13.81	$14.21	$13.93
Total investment return[2]	5.07%	7.69%	(0.89)%	1.61%	5.43%	2.69%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.55%[3]	1.56%	1.05%	1.12%	1.10%	1.07%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.46%[3]	1.51%	1.01%	1.06%	1.01%	1.05%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.93%[3]	0.96%	0.96%	0.96%	0.95%	1.03%
Net investment income (loss)	2.66%[3]	2.98%	2.57%	2.59%	2.69%	2.52%
Supplemental data:
Net assets, end of period (000's)	$17,609	$18,074	$13,652	$13,605	$13,480	$13,699
Portfolio turnover	100%	308%	243%	212%	133%	154%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.88	$13.29	$13.79	$14.19	$13.91	$13.89
Net investment income (loss)[1]	0.21	0.43	0.38	0.39	0.39	0.37
Net realized and unrealized gain (loss)	0.51	0.62	(0.48)	(0.15)	0.38	0.02
Net increase (decrease) from operations	0.72	1.05	(0.10)	0.24	0.77	0.39
Dividends from net investment income	(0.27)	(0.46)	(0.40)	(0.42)	(0.39)	(0.37)
Distributions from net realized gains	—	—	—	(0.22)	(0.10)	—
Total dividends and distributions	(0.27)	(0.46)	(0.40)	(0.64)	(0.49)	(0.37)
Net asset value, end of period	$14.33	$13.88	$13.29	$13.79	$14.19	$13.91
Total investment return[2]	5.14%	8.05%	(0.71)%	1.87%	5.68%	2.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.39%[3]	1.42%	0.93%	1.03%	0.97%	0.93%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.21%[3]	1.24%	0.76%	0.81%	0.87%	0.83%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.68%[3]	0.71%	0.71%	0.71%	0.81%	0.81%
Net investment income (loss)	2.98%[3]	3.24%	2.81%	2.84%	2.82%	2.66%
Supplemental data:
Net assets, end of period (000's)	$1,287	$1,364	$1,370	$1,599	$2,283	$2,543
Portfolio turnover	100%	308%	243%	212%	133%	154%

1  Calculated using the average shares method.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.90	$13.31	$13.81	$14.20	$13.92	$13.90
Net investment income (loss)[1]	0.21	0.44	0.38	0.39	0.40	0.38
Net realized and unrealized gain (loss)	0.51	0.61	(0.48)	(0.14)	0.38	0.01
Net increase (decrease) from operations	0.72	1.05	(0.10)	0.25	0.78	0.39
Dividends from net investment income	(0.27)	(0.46)	(0.40)	(0.42)	(0.40)	(0.37)
Distributions from net realized gains	—	—	—	(0.22)	(0.10)	—
Total dividends and distributions	(0.27)	(0.46)	(0.40)	(0.64)	(0.50)	(0.37)
Net asset value, end of period	$14.35	$13.90	$13.31	$13.81	$14.20	$13.92
Total investment return[2]	5.13%	8.04%	(0.71)%	1.94%	5.68%	2.91%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.34%[3]	1.32%	0.84%	0.90%	0.88%	0.82%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.21%[3]	1.23%	0.76%	0.81%	0.79%	0.80%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.68%[3]	0.71%	0.71%	0.71%	0.72%	0.78%
Net investment income (loss)	2.91%[3]	3.25%	2.82%	2.84%	2.92%	2.69%
Supplemental data:
Net assets, end of period (000's)	$722,419	$725,052	$758,303	$808,009	$856,301	$893,373
Portfolio turnover	100%	308%	243%	212%	133%	154%

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.23	$12.73	$13.08	$13.55	$13.14	$13.19
Net investment income (loss)[1]	0.13	0.34	0.33	0.32	0.33	0.32
Net realized and unrealized gain (loss)	0.19	0.53	(0.32)	(0.37)	0.48	(0.05)
Net increase (decrease) from operations	0.32	0.87	0.01	(0.05)	0.81	0.27
Dividends from net investment income	(0.16)	(0.34)	(0.34)	(0.32)	(0.33)	(0.32)
Distributions from net realized gains	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)	—
Total dividends and distributions	(0.21)	(0.37)	(0.36)	(0.42)	(0.40)	(0.32)
Net asset value, end of period	$13.34	$13.23	$12.73	$13.08	$13.55	$13.14
Total investment return[2]	2.48%	6.92%	0.03%	(0.29)%	6.26%	2.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%[3]	0.92%	0.91%	0.92%	0.92%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%[3]	0.82%	0.82%	0.85%	0.85%	0.90%[4]
Net investment income (loss)	2.02%[3]	2.62%	2.58%	2.47%	2.49%	2.42%
Supplemental data:
Net assets, end of period (000's)	$44,455	$45,403	$38,714	$46,784	$51,397	$53,923
Portfolio turnover	6%	21%	19%	14%	15%	21%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.23	$12.74	$13.08	$13.56	$13.15	$13.20
Net investment income (loss)[1]	0.15	0.37	0.37	0.35	0.36	0.35
Net realized and unrealized gains (losses)	0.20	0.52	(0.32)	(0.38)	0.48	(0.05)
Net increase (decrease) from operations	0.35	0.89	0.05	(0.03)	0.84	0.30
Dividends from net investment income	(0.18)	(0.37)	(0.37)	(0.35)	(0.36)	(0.35)
Distributions from net realized gains	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)	—
Total dividends and distributions	(0.23)	(0.40)	(0.39)	(0.45)	(0.43)	(0.35)
Net asset value, end of period	$13.35	$13.23	$12.74	$13.08	$13.56	$13.15
Total investment return[2]	2.69%	7.10%	0.34%	(0.16)%	6.49%	2.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.73%[3]	0.73%	0.71%	0.71%	0.72%	0.70%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.57%	0.57%	0.64%	0.65%	0.65%
Net investment income (loss)	2.26%[3]	2.87%	2.83%	2.67%	2.69%	2.67%
Supplemental data:
Net assets, end of period (000's)	$69	$68	$65	$91	$70	$81
Portfolio turnover	6%	21%	19%	14%	15%	21%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.24	$12.74	$13.08	$13.56	$13.15	$13.19
Net investment income (loss)[1]	0.15	0.37	0.37	0.35	0.36	0.35
Net realized and unrealized gains (losses)	0.19	0.53	(0.32)	(0.38)	0.49	(0.04)
Net increase (decrease) from operations	0.34	0.90	0.05	(0.03)	0.85	0.31
Dividends from net investment income	(0.18)	(0.37)	(0.37)	(0.35)	(0.37)	(0.35)
Distributions from net realized gains	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)	—
Total dividends and distributions	(0.23)	(0.40)	(0.39)	(0.45)	(0.44)	(0.35)
Net asset value, end of period	$13.35	$13.24	$12.74	$13.08	$13.56	$13.15
Total investment return[2]	2.61%	7.18%	0.34%	(0.13)%	6.51%	2.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%[3]	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.57%	0.57%	0.61%	0.60%	0.65%
Net investment income (loss)	2.27%[3]	2.87%	2.84%	2.71%	2.73%	2.67%
Supplemental data:
Net assets, end of period (000's)	$299,404	$298,844	$309,878	$323,715	$350,137	$345,157
Portfolio turnover	6%	21%	19%	14%	15%	21%

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.01	$9.73	$10.04	$10.79	$9.94	$10.82
Net investment income (loss)[1]	0.04	0.11	0.09	0.11	0.14	0.16
Net realized and unrealized gain (loss)	0.20	0.32	(0.26)	(0.61)	1.00	(0.71)
Net increase (decrease) from operations	0.24	0.43	(0.17)	(0.50)	1.14	(0.55)
Dividends from net investment income	(0.09)	(0.15)	—	(0.18)	(0.29)	(0.23)
Return of capital	—	—	(0.14)	(0.07)	—	(0.10)
Total dividends and return of capital	(0.09)	(0.15)	(0.14)	(0.25)	(0.29)	(0.33)
Net asset value, end of period	$10.16	$10.01	$9.73	$10.04	$10.79	$9.94
Total investment return[2]	2.42%	4.48%	(1.72)%	(4.59)%	11.77%	(5.17)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.28%[3]	1.26%[4]	1.27%[4]	1.29%[4]	1.28%[4]	1.27%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.03%[3]	1.03%[4]	1.09%[4]	1.10%[4]	1.04%[4]	1.17%[4]
Net investment income (loss)	0.83%[3]	1.12%	0.93%	1.11%	1.33%	1.56%
Supplemental data:
Net assets, end of period (000's)	$29,015	$30,448	$31,480	$38,368	$45,624	$44,725
Portfolio turnover	31%	54%	221%	199%	38%	40%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.96	$9.69	$10.00	$10.75	$9.91	$10.79
Net investment income (loss)[1]	0.05	0.12	0.11	0.13	0.16	0.18
Net realized and unrealized gain (loss)	0.19	0.32	(0.26)	(0.62)	0.99	(0.71)
Net increase (decrease) from operations	0.24	0.44	(0.15)	(0.49)	1.15	(0.53)
Dividends from net investment income	(0.10)	(0.17)	—	(0.18)	(0.31)	(0.24)
Return of capital	—	—	(0.16)	(0.08)	—	(0.11)
Total dividends and return of capital	(0.10)	(0.17)	(0.16)	(0.26)	(0.31)	(0.35)
Net asset value, end of period	$10.10	$9.96	$9.69	$10.00	$10.75	$9.91
Total investment return[2]	2.46%	4.66%	(1.51)%	(4.45)%	11.93%	(5.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.17%[3]	1.10%[4]	1.15%[4]	1.13%[4]	1.07%[4]	1.09%[4]
Expenses after fee waivers and/or expense reimbursements	0.87%[3]	0.87%[4]	0.94%[4]	0.94%[4]	0.84%[4]	1.00%[4,5]
Net investment income (loss)	0.99%[3]	1.28%	1.08%	1.28%	1.54%	1.72%
Supplemental data:
Net assets, end of period (000's)	$1,977	$2,182	$2,324	$2,592	$4,040	$4,510
Portfolio turnover	31%	54%	221%	199%	38%	40%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.00	$9.72	$10.03	$10.79	$9.94	$10.82
Net investment income (loss)[1]	0.05	0.13	0.11	0.13	0.15	0.18
Net realized and unrealized gain (loss)	0.19	0.32	(0.26)	(0.63)	1.01	(0.71)
Net increase (decrease) from operations	0.24	0.45	(0.15)	(0.50)	1.16	(0.53)
Dividends from net investment income	(0.10)	(0.17)	—	(0.18)	(0.31)	(0.23)
Return of capital	—	—	(0.16)	(0.08)	—	(0.12)
Total dividends and return of capital	(0.10)	(0.17)	(0.16)	(0.26)	(0.31)	(0.35)
Net asset value, end of period	$10.14	$10.00	$9.72	$10.03	$10.79	$9.94
Total investment return[2]	2.44%	4.75%	(1.50)%	(4.51)%	11.99%	(4.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.12%[3]	1.09%[4]	1.09%[4]	1.11%[4]	1.08%[4]	1.08%[4]
Expenses after fee waivers and/or expense reimbursements	0.84%[3]	0.84%[4]	0.90%[4]	0.92%[4]	0.85%[4]	1.00%[4,5]
Net investment income (loss)	1.02%[3]	1.31%	1.12%	1.29%	1.52%	1.71%
Supplemental data:
Net assets, end of period (000's)	$315,760	$328,278	$369,353	$403,015	$512,631	$502,122
Portfolio turnover	31%	54%	221%	199%	38%	40%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.72	$9.81	$10.07	$9.59	$9.70	$10.62
Net investment income (loss)[1]	0.25	0.53	0.53	0.54	0.54	0.54
Net realized and unrealized gain (loss)	0.07	(0.09)	(0.26)	0.48	(0.11)	(0.78)
Net increase (decrease) from operations	0.32	0.44	0.27	1.02	0.43	(0.24)
Dividends from net investment income	(0.29)	(0.53)	(0.53)	(0.54)	(0.47)	(0.53)
Distributions from net realized gains	—	—	—	—	—	(0.15)
Return of capital	—	—	—	—	(0.07)	—
Total dividends, distributions and return of capital	(0.29)	(0.53)	(0.53)	(0.54)	(0.54)	(0.68)
Net asset value, end of period	$9.75	$9.72	$9.81	$10.07	$9.59	$9.70
Total investment return[2]	3.33%	4.66%	2.76%	10.93%	4.88%	(2.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.23%[3]	1.23%[4]	1.22%	1.25%	1.26%	1.26%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.06%[3]	1.06%[4]	1.06%	1.07%	1.08%	1.25%
Net investment income (loss)	5.07%[3]	5.52%	5.29%	5.43%	5.84%	5.20%
Supplemental data:
Net assets, end of period (000's)	$5,446	$5,813	$3,748	$4,251	$3,764	$5,330
Portfolio turnover	35%	62%	63%	91%	103%	57%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.76	$9.86	$10.10	$9.62	$9.73	$10.66
Net investment income (loss)[1]	0.26	0.55	0.56	0.56	0.56	0.55
Net realized and unrealized gain (loss)	0.07	(0.10)	(0.25)	0.48	(0.10)	(0.78)
Net increase (decrease) from operations	0.33	0.45	0.31	1.04	0.46	(0.23)
Dividends from net investment income	(0.30)	(0.55)	(0.55)	(0.56)	(0.49)	(0.55)
Distributions from net realized gains	—	—	—	—	—	(0.15)
Return of capital	—	—	—	—	(0.08)	—
Total dividends, distributions and return of capital	(0.30)	(0.55)	(0.55)	(0.56)	(0.57)	(0.70)
Net asset value, end of period	$9.79	$9.76	$9.86	$10.10	$9.62	$9.73
Total investment return[2]	3.45%	4.79%	3.06%	11.21%	5.11%	(2.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	0.93%[3]	0.92%[4]	0.85%	1.05%	1.03%	1.03%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.88%[3]	0.88%[4]	0.79%	0.88%	0.86%	1.02%
Net investment income (loss)	5.25%[3]	5.69%	5.57%	5.66%	6.09%	5.40%
Supplemental data:
Net assets, end of period (000's)	$579	$560	$534	$518	$874	$1,119
Portfolio turnover	35%	62%	63%	91%	103%	57%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE High Yield Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.73	$9.83	$10.09	$9.61	$9.72	$10.65
Net investment income (loss)[1]	0.25	0.55	0.54	0.55	0.56	0.55
Net realized and unrealized gain (loss)	0.08	(0.10)	(0.25)	0.49	(0.11)	(0.78)
Net increase (decrease) from operations	0.33	0.45	0.29	1.04	0.45	(0.23)
Dividends from net investment income	(0.30)	(0.55)	(0.55)	(0.56)	(0.49)	(0.55)
Distributions from net realized gains	—	—	—	—	—	(0.15)
Return of capital	—	—	—	—	(0.07)	—
Total dividends, distributions and return of capital	(0.30)	(0.55)	(0.55)	(0.56)	(0.56)	(0.70)
Net asset value, end of period	$9.76	$9.73	$9.83	$10.09	$9.61	$9.72
Total investment return[2]	3.46%	4.80%	2.96%	11.07%	5.03%	(2.14)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.11%[3]	1.09%[4]	1.07%	1.10%	1.11%	1.09%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.91%[3]	0.91%[4]	0.91%	0.92%	0.94%	1.03%
Net investment income (loss)	5.22%[3]	5.66%	5.44%	5.59%	6.00%	5.39%
Supplemental data:
Net assets, end of period (000's)	$291,108	$302,015	$347,364	$376,424	$412,789	$428,061
Portfolio turnover	35%	62%	63%	91%	103%	57%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.57	$23.76	$23.70	$21.35	$23.72	$25.25
Net investment income (loss)[1]	0.19	0.38	0.35	0.33	0.34	0.23
Net realized and unrealized gain (loss)	(0.38)[2]	(0.40)	1.73	2.99	0.11	1.34
Net increase (decrease) from operations	(0.19)	(0.02)	2.08	3.32	0.45	1.57
Dividends from net investment income	(0.39)	(0.35)	(0.32)	(0.35)	(0.32)	(0.30)
Distributions from net realized gains	—	(1.82)	(1.70)	(0.62)	(2.50)	(2.80)
Total dividends and distributions	(0.39)	(2.17)	(2.02)	(0.97)	(2.82)	(3.10)
Net asset value, end of period	$20.99	$21.57	$23.76	$23.70	$21.35	$23.72
Total investment return[3]	2.88%	1.06%	8.83%	15.74%	2.87%	6.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.45%[4]	1.44%	1.46%	1.45%	1.48%	1.48%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.45%[4]	1.44%	1.46%	1.44%	1.47%	1.47%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.12%[4]	1.11%	1.10%	1.11%	1.13%	1.13%
Net investment income (loss)	1.78%[4]	1.77%	1.46%	1.47%	1.63%	0.94%
Supplemental data:
Net assets, end of period (000's)	$102,207	$107,796	$111,759	$117,223	$111,716	$124,198
Portfolio turnover	26%	81%	68%	71%	65%	97%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.64	$23.83	$23.77	$21.41	$23.78	$25.32
Net investment income (loss)[1]	0.22	0.44	0.41	0.39	0.40	0.29
Net realized and unrealized gain (loss)	(0.39)[2]	(0.40)	1.73	3.00	0.11	1.35
Net increase (decrease) from operations	(0.17)	0.04	2.14	3.39	0.51	1.64
Dividends from net investment income	(0.45)	(0.41)	(0.38)	(0.41)	(0.38)	(0.38)
Distributions from net realized gains	—	(1.82)	(1.70)	(0.62)	(2.50)	(2.80)
Total dividends and distributions	(0.45)	(2.23)	(2.08)	(1.03)	(2.88)	(3.18)
Net asset value, end of period	$21.02	$21.64	$23.83	$23.77	$21.41	$23.78
Total investment return[3]	2.96%	1.35%	9.08%	16.02%	3.16%	6.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.19%[4]	1.19%	1.21%	1.20%	1.23%	1.23%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.19%[4]	1.19%	1.21%	1.19%	1.21%	1.23%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.86%[4]	0.86%	0.85%	0.86%	0.88%	0.88%
Net investment income (loss)	2.04%[4]	2.01%	1.71%	1.73%	1.89%	1.19%
Supplemental data:
Net assets, end of period (000's)	$16,336	$16,463	$17,206	$17,451	$17,870	$19,593
Portfolio turnover	26%	81%	68%	71%	65%	97%

1  Calculated using the average shares method.

2  The amount of net realized and unrealized loss per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.51	$23.71	$23.66	$21.31	$23.68	$25.24
Net investment income (loss)[1]	0.22	0.44	0.40	0.38	0.39	0.29
Net realized and unrealized gain (loss)	(0.39)[2]	(0.42)	1.72	2.99	0.12	1.33
Net increase (decrease) from operations	(0.17)	0.02	2.12	3.37	0.51	1.62
Dividends from net investment income	(0.44)	(0.40)	(0.37)	(0.40)	(0.38)	(0.38)
Distributions from net realized gains	—	(1.82)	(1.70)	(0.62)	(2.50)	(2.80)
Total dividends and distributions	(0.44)	(2.22)	(2.07)	(1.02)	(2.88)	(3.18)
Net asset value, end of period	$20.90	$21.51	$23.71	$23.66	$21.31	$23.68
Total investment return[3]	2.98%	1.28%	9.06%	16.03%	3.17%	6.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.22%[4]	1.21%	1.23%	1.22%	1.24%	1.24%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.22%[4]	1.21%	1.22%	1.20%	1.23%	1.23%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[4]	0.88%	0.87%	0.88%	0.89%	0.88%
Net investment income (loss)	2.01%[4]	2.01%	1.69%	1.70%	1.87%	1.19%
Supplemental data:
Net assets, end of period (000's)	$966,493	$1,008,741	$1,184,977	$1,197,155	$1,160,287	$1,248,338
Portfolio turnover	26%	81%	68%	71%	65%	97%

4  Annualized.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$24.27	$27.06	$25.18	$22.37	$26.24	$25.75
Net investment income (loss)[1]	0.03	(0.06)	(0.06)	0.02	(0.05)	(0.15)
Net realized and unrealized gain (loss)	1.89	1.74	4.55	3.54	0.10	3.70
Net increase (decrease) from operations	1.92	1.68	4.49	3.56	0.05	3.55
Dividends from net investment income	—	—	—	(0.03)	—	—
Distributions from net realized gains	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)	(3.06)
Total dividends and distributions	(3.75)	(4.47)	(2.61)	(0.75)	(3.92)	(3.06)
Net asset value, end of period	$22.44	$24.27	$27.06	$25.18	$22.37	$26.24
Total investment return[2]	8.60%	10.08%	18.72%	16.50%	0.73%	14.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.15%[3,4]	1.14%[4]	1.14%[4]	1.18%[4]	1.19%[4]	1.18%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.13%[3,4]	1.13%[4]	1.14%[4]	1.17%[4]	1.18%[4]	1.18%[4]
Net investment income (loss)	0.21%[3]	(0.27)%	(0.22)%	0.07%	(0.24)%	(0.57)%
Supplemental data:
Net assets, end of period (000's)	$48,396	$48,197	$47,549	$45,095	$42,862	$46,777
Portfolio turnover	17%	34%	41%	40%	33%	48%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.61	$28.23	$26.12	$23.19	$26.98	$26.39
Net investment income (loss)[1]	0.06	(0.01)	0.01	0.08	0.01	(0.09)
Net realized and unrealized gain (loss)	2.00	1.87	4.74	3.66	0.12	3.80
Net increase (decrease) from operations	2.06	1.86	4.75	3.74	0.13	3.71
Dividends from net investment income	(0.04)	(0.01)	(0.03)	(0.09)	—	(0.06)
Distributions from net realized gains	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)	(3.06)
Total dividends and distributions	(3.79)	(4.48)	(2.64)	(0.81)	(3.92)	(3.12)
Net asset value, end of period	$23.88	$25.61	$28.23	$26.12	$23.19	$26.98
Total investment return[2]	8.73%	10.38%	19.03%	16.73%	1.04%	14.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.87%[3,4]	0.88%[4]	0.88%[4]	0.92%[4]	0.92%[4]	0.92%[4]
Expenses after fee waivers and/or expense reimbursements	0.88%[3,4]	0.88%[4]	0.88%[4]	0.91%[4]	0.91%[4]	0.92%[4]
Net investment income (loss)	0.47%[3]	(0.02)%	0.05%	0.33%	0.02%	(0.32)%
Supplemental data:
Net assets, end of period (000's)	$17,354	$16,329	$15,715	$14,238	$13,989	$16,174
Portfolio turnover	17%	34%	41%	40%	33%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.37	$28.01	$25.94	$23.03	$26.83	$26.26
Net investment income (loss)[1]	0.06	(0.00)[5]	0.01	0.07	0.00[5]	(0.08)
Net realized and unrealized gain (loss)	1.98	1.84	4.70	3.64	0.12	3.77
Net increase (decrease) from operations	2.04	1.84	4.71	3.71	0.12	3.69
Dividends from net investment income	(0.04)	(0.01)	(0.03)	(0.08)	—	(0.06)
Distributions from net realized gains	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)	(3.06)
Total dividends and distributions	(3.79)	(4.48)	(2.64)	(0.80)	(3.92)	(3.12)
Net asset value, end of period	$23.62	$25.37	$28.01	$25.94	$23.03	$26.83
Total investment return[2]	8.73%	10.34%	19.03%	16.75%	1.01%	14.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[3,4]	0.90%[4]	0.90%[4]	0.93%[4]	0.93%[4]	0.92%[4]
Expenses after fee waivers and/or expense reimbursements	0.88%[3,4]	0.88%[4]	0.89%[4]	0.92%[4]	0.92%[4]	0.92%[4]
Net investment income (loss)	0.47%[3]	(0.01)%	0.03%	0.32%	0.01%	(0.32)%
Supplemental data:
Net assets, end of period (000's)	$1,140,448	$1,156,162	$1,327,262	$1,270,696	$1,214,069	$1,359,224
Portfolio turnover	17%	34%	41%	40%	33%	48%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.74	$21.05	$20.90	$18.86	$20.81	$22.05
Net investment income (loss)[1]	0.08	0.10	0.07	0.13	0.07	0.11
Net realized and unrealized gain (loss)	0.16	(1.29)	2.49	2.75	0.08	1.41
Net increase (decrease) from operations	0.24	(1.19)	2.56	2.88	0.15	1.52
Dividends from net investment income	(0.13)	(0.13)	(0.02)	(0.28)	(0.11)	(0.03)
Distributions from net realized gains	—	(0.99)	(2.39)	(0.56)	(1.99)	(2.73)
Total dividends and distributions	(0.13)	(1.12)	(2.41)	(0.84)	(2.10)	(2.76)
Net asset value, end of period	$18.85	$18.74	$21.05	$20.90	$18.86	$20.81
Total investment return[2]	1.27%	(4.68)%	12.93%	15.25%	1.60%	7.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.22%[3,4]	1.22%[4]	1.21%	1.23%[4]	1.24%	1.24%
Expenses after fee waivers and/or expense reimbursements	1.22%[3,4]	1.22%[4]	1.21%	1.21%[4]	1.24%	1.24%
Net investment income (loss)	0.81%[3]	0.52%	0.34%	0.66%	0.41%	0.53%
Supplemental data:
Net assets, end of period (000's)	$16,138	$17,094	$18,342	$17,627	$16,670	$18,334
Portfolio turnover	20%	68%	60%	102%	74%	66%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$19.63	$22.00	$21.71	$19.55	$21.48	$22.73
Net investment income (loss)[1]	0.10	0.16	0.15	0.30	0.12	0.14
Net realized and unrealized gain (loss)	0.18	(1.35)	2.58	2.70	0.09	1.45
Net increase (decrease) from operations	0.28	(1.19)	2.73	3.00	0.21	1.59
Dividends from net investment income	(0.18)	(0.19)	(0.05)	(0.28)	(0.15)	(0.11)
Distributions from net realized gains	—	(0.99)	(2.39)	(0.56)	(1.99)	(2.73)
Total dividends and distributions	(0.18)	(1.18)	(2.44)	(0.84)	(2.14)	(2.84)
Net asset value, end of period	$19.73	$19.63	$22.00	$21.71	$19.55	$21.48
Total investment return[2]	1.40%	(4.44)%	13.26%	15.35%	1.81%	7.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.02%[3,4]	0.94%[4]	0.89%	1.13%[4]	1.07%	1.10%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.02%[3,4]	0.94%[4]	0.89%	1.10%[4]	1.07%	1.10%
Net investment income (loss)	1.01%[3]	0.79%	0.70%	1.43%	0.63%	0.63%
Supplemental data:
Net assets, end of period (000's)	$170	$178	$232	$297	$697	$998
Portfolio turnover	20%	68%	60%	102%	74%	66%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$19.36	$21.69	$21.47	$19.35	$21.30	$22.54
Net investment income (loss)[1]	0.10	0.13	0.11	0.17	0.10	0.14
Net realized and unrealized gain (loss)	0.18	(1.31)	2.55	2.81	0.08	1.46
Net increase (decrease) from operations	0.28	(1.18)	2.66	2.98	0.18	1.60
Dividends from net investment income	(0.17)	(0.16)	(0.05)	(0.30)	(0.14)	(0.11)
Distributions from net realized gains	—	(0.99)	(2.39)	(0.56)	(1.99)	(2.73)
Total dividends and distributions	(0.17)	(1.15)	(2.44)	(0.86)	(2.13)	(2.84)
Net asset value, end of period	$19.47	$19.36	$21.69	$21.47	$19.35	$21.30
Total investment return[2]	1.41%	(4.49)%	13.07%	15.41%	1.77%	7.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.10%[3,4]	1.07%[4]	1.07%	1.09%[4]	1.11%	1.09%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.04%[3,4]	1.04%[4]	1.06%	1.07%[4]	1.11%	1.09%
Net investment income (loss)	0.99%[3]	0.69%	0.50%	0.82%	0.53%	0.65%
Supplemental data:
Net assets, end of period (000's)	$400,222	$421,054	$517,363	$503,464	$490,762	$525,959
Portfolio turnover	20%	68%	60%	102%	74%	66%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$16.82	$19.54	$16.79	$14.34	$20.45	$19.72
Net investment income (loss)[1]	(0.05)	(0.12)	(0.12)	(0.09)	(0.10)	(0.14)
Net realized and unrealized gain (loss)	0.47	0.45	3.88	2.54	(2.23)	3.90
Net increase (decrease) from operations	0.42	0.33	3.76	2.45	(2.33)	3.76
Distributions from net realized gains	(2.55)	(3.05)	(1.01)	—	(3.78)	(3.03)
Net asset value, end of period	$14.69	$16.82	$19.54	$16.79	$14.34	$20.45
Total investment return[2]	2.47%	4.67%	23.29%	17.09%	(11.20)%	20.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.22%[3,4]	1.21%[4]	1.20%[4]	1.23%	1.25%[5]	1.24%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.22%[3,4]	1.21%[4]	1.19%[4]	1.19%	1.21%[5]	1.21%
Net investment income (loss)	(0.59)%[3]	(0.67)%	(0.66)%	(0.61)%	(0.64)%	(0.70)%
Supplemental data:
Net assets, end of period (000's)	$23,289	$24,675	$24,749	$22,681	$21,912	$28,386
Portfolio turnover	38%	135%	99%	93%	98%	88%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.65	$21.26	$18.08	$15.44	$21.67	$20.72
Net investment income (loss)[1]	(0.04)	(0.10)	(0.02)	(0.08)	(0.09)	(0.13)
Net realized and unrealized gain (loss)	0.52	0.54	4.21	2.72	(2.36)	4.11
Net increase (decrease) from operations	0.48	0.44	4.19	2.64	(2.45)	3.98
Distributions from net realized gains	(2.55)	(3.05)	(1.01)	—	(3.78)	(3.03)
Net asset value, end of period	$16.58	$18.65	$21.26	$18.08	$15.44	$21.67
Total investment return[2]	2.55%	4.82%	23.97%	17.16%	(11.11)%	20.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.01%[3,4]	0.92%[4]	0.69%[4]	1.24%	1.09%[4,5]	1.13%
Expenses after fee waivers and/or expense reimbursements	1.08%[3,4]	1.08%[4,5]	0.67%[4]	1.13%	1.12%[4,5]	1.11%[5]
Net investment income (loss)	(0.45)%[3]	(0.54)%	(0.12)%	(0.48)%	(0.55)%	(0.62)%
Supplemental data:
Net assets, end of period (000's)	$51	$49	$47	$100	$488	$844
Portfolio turnover	38%	135%	99%	93%	98%	88%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.21	$20.85	$17.82	$15.21	$21.40	$20.49
Net investment income (loss)[1]	(0.04)	(0.10)	(0.10)	(0.08)	(0.08)	(0.13)
Net realized and unrealized gain (loss)	0.51	0.51	4.14	2.69	(2.33)	4.07
Net increase (decrease) from operations	0.47	0.41	4.04	2.61	(2.41)	3.94
Distributions from net realized gains	(2.55)	(3.05)	(1.01)	—	(3.78)	(3.03)
Net asset value, end of period	$16.13	$18.21	$20.85	$17.82	$15.21	$21.40
Total investment return[2]	2.63%	4.83%	23.46%	17.16%	(11.07)%	20.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.10%[3,4]	1.07%[4]	1.06%[4]	1.11%	1.13%[5]	1.10%
Expenses after fee waivers and/or expense reimbursements	1.08%[3,4]	1.07%[4]	1.05%[4]	1.07%	1.09%[5]	1.11%[5]
Net investment income (loss)	(0.45)%[3]	(0.52)%	(0.52)%	(0.49)%	(0.52)%	(0.61)%
Supplemental data:
Net assets, end of period (000's)	$405,957	$433,053	$518,869	$469,557	$444,300	$545,517
Portfolio turnover	38%	135%	99%	93%	98%	88%

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.00	$17.03	$16.23	$14.19	$15.04	$15.60
Net investment income (loss)[1]	0.09	0.24	0.23	0.26	0.22	0.20
Net realized and unrealized gain (loss)	0.73	(1.13)	0.88	2.06	(0.87)	(0.43)
Net increase (decrease) from operations	0.82	(0.89)	1.11	2.32	(0.65)	(0.23)
Dividends from net investment income	(0.36)	(0.26)	(0.31)	(0.28)	(0.20)	(0.33)
Distributions from net realized gains	(0.03)	(0.88)	—	—	—	—
Total dividends and distributions	(0.39)	(1.14)	(0.31)	(0.28)	(0.20)	(0.33)
Net asset value, end of period	$15.43	$15.00	$17.03	$16.23	$14.19	$15.04
Total investment return[2]	5.39%	(4.56)%	6.88%	16.71%	(4.30)%	(1.38)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.72%[3]	1.88%	1.86%[4]	1.79%[4]	1.86%[4]	1.78%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.72%[3]	1.88%	1.85%[4]	1.76%[4]	1.82%[4]	1.75%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.34%[3]	1.34%	1.31%	1.37%	1.38%	1.37%
Net investment income (loss)	1.15%[3]	1.60%	1.37%	1.77%	1.61%	1.31%
Supplemental data:
Net assets, end of period (000's)	$25,808	$27,264	$31,165	$31,113	$29,788	$33,882
Portfolio turnover	25%	46%	78%	81%	80%	79%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.93	$16.98	$16.17	$14.14	$15.00	$15.59
Net investment income (loss)[1]	0.11	0.29	0.28	0.30	0.26	0.25
Net realized and unrealized gain (loss)	0.74	(1.15)	0.89	2.05	(0.88)	(0.44)
Net increase (decrease) from operations	0.85	(0.86)	1.17	2.35	(0.62)	(0.19)
Dividends from net investment income	(0.40)	(0.31)	(0.36)	(0.32)	(0.24)	(0.40)
Distributions from net realized gains	(0.03)	(0.88)	—	—	—	—
Total dividends and distributions	(0.43)	(1.19)	(0.36)	(0.32)	(0.24)	(0.40)
Net asset value, end of period	$15.35	$14.93	$16.98	$16.17	$14.14	$15.00
Total investment return[2]	5.58%	(4.32)%	7.24%	17.04%	(4.09)%	(1.09)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.43%[3]	1.62%	1.59%[4]	1.51%[4]	1.56%[4]	1.51%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.43%[3]	1.62%	1.58%[4]	1.48%[4]	1.53%[4]	1.48%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.05%[3]	1.07%	1.04%	1.09%	1.09%	1.10%
Net investment income (loss)	1.41%[3]	1.90%	1.63%	2.04%	1.86%	1.64%
Supplemental data:
Net assets, end of period (000's)	$12,159	$11,977	$13,966	$14,726	$15,900	$19,150
Portfolio turnover	25%	46%	78%	81%	80%	79%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.90	$16.93	$16.13	$14.11	$14.97	$15.56
Net investment income (loss)[1]	0.11	0.29	0.28	0.31	0.26	0.25
Net realized and unrealized gain (loss)	0.72	(1.13)	0.88	2.03	(0.88)	(0.44)
Net increase (decrease) from operations	0.83	(0.84)	1.16	2.34	(0.62)	(0.19)
Dividends from net investment income	(0.40)	(0.31)	(0.36)	(0.32)	(0.24)	(0.40)
Distributions from net realized gains	(0.03)	(0.88)	—	—	—	—
Total dividends and distributions	(0.43)	(1.19)	(0.36)	(0.32)	(0.24)	(0.40)
Net asset value, end of period	$15.30	$14.90	$16.93	$16.13	$14.11	$14.97
Total investment return[2]	5.54%	(4.27)%	7.14%	17.08%	(4.09)%	(1.11)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.43%[3]	1.60%	1.59%[4]	1.51%[4]	1.58%[4]	1.52%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.43%[3]	1.60%	1.58%[4]	1.48%[4]	1.54%[4]	1.49%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.06%[3]	1.05%	1.03%	1.09%	1.10%	1.10%
Net investment income (loss)	1.42%[3]	1.89%	1.66%	2.10%	1.90%	1.69%
Supplemental data:
Net assets, end of period (000's)	$940,626	$948,956	$1,138,165	$1,104,550	$924,833	$1,016,420
Portfolio turnover	25%	46%	78%	81%	80%	79%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.99	$13.61	$13.59	$11.41	$11.81	$13.56
Net investment income (loss)[1]	0.02	0.16	0.13	0.13	0.09	0.09
Net realized and unrealized gain (loss)	0.45	(0.58)	0.03	2.14	(0.46)	(1.78)
Net increase (decrease) from operations	0.47	(0.42)	0.16	2.27	(0.37)	(1.69)
Dividends from net investment income	(0.12)	(0.20)	(0.14)	(0.09)	(0.03)	(0.06)
Net asset value, end of period	$13.34	$12.99	$13.61	$13.59	$11.41	$11.81
Total investment return[2]	3.48%	(2.91)%	1.11%	19.95%	(3.08)%	(12.50)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.67%[3,4]	1.71%[4]	1.72%[4]	1.80%[4]	1.90%[4]	1.77%[4]
Expenses after fee waivers and/or expense reimbursements	1.65%[3,4]	1.70%[4]	1.70%[4]	1.75%[4]	1.80%[4]	1.67%[4]
Net investment income (loss)	0.26%[3]	1.24%	0.89%	1.06%	0.86%	0.67%
Supplemental data:
Net assets, end of period (000's)	$4,547	$4,512	$3,811	$4,076	$3,931	$4,707
Portfolio turnover	35%	52%	65%	65%	65%	63%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.11	$13.73	$13.70	$11.51	$11.97	$13.82
Net investment income (loss)[1]	0.03	0.19	0.17	0.16	0.12	0.15
Net realized and unrealized gain (loss)	0.46	(0.59)	0.03	2.15	(0.47)	(1.84)
Net increase (decrease) from operations	0.49	(0.40)	0.20	2.31	(0.35)	(1.69)
Dividends from net investment income	(0.15)	(0.22)	(0.17)	(0.12)	(0.11)	(0.16)
Net asset value, end of period	$13.45	$13.11	$13.73	$13.70	$11.51	$11.97
Total investment return[2]	3.66%	(2.74)%	1.41%	20.21%	(2.80)%	(12.30)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%[3,4]	1.47%[4]	1.45%[4]	1.54%[4]	1.63%[4]	1.53%[4]
Expenses after fee waivers and/or expense reimbursements	1.40%[3,4]	1.45%[4]	1.45%[4]	1.50%[4]	1.54%[4]	1.44%[4]
Net investment income (loss)	0.52%[3]	1.45%	1.15%	1.30%	1.14%	1.15%
Supplemental data:
Net assets, end of period (000's)	$6,154	$6,424	$7,419	$7,795	$7,923	$8,767
Portfolio turnover	35%	52%	65%	65%	65%	63%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.04	$13.65	$13.63	$11.45	$11.91	$13.75
Net investment income (loss)[1]	0.03	0.19	0.16	0.16	0.12	0.16
Net realized and unrealized gain (loss)	0.46	(0.58)	0.03	2.14	(0.47)	(1.85)
Net increase (decrease) from operations	0.49	(0.39)	0.19	2.30	(0.35)	(1.69)
Dividends from net investment income	(0.15)	(0.22)	(0.17)	(0.12)	(0.11)	(0.15)
Net asset value, end of period	$13.38	$13.04	$13.65	$13.63	$11.45	$11.91
Total investment return[2]	3.61%	(2.70)%	1.42%	20.18%	(2.82)%	(12.33)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.47%[3,4]	1.49%[4]	1.50%[4]	1.59%[4]	1.69%[4]	1.56%[4]
Expenses after fee waivers and/or expense reimbursements	1.40%[3,4]	1.45%[4]	1.45%[4]	1.50%[4]	1.60%[4]	1.47%[4]
Net investment income (loss)	0.52%[3]	1.45%	1.14%	1.33%	1.10%	1.18%
Supplemental data:
Net assets, end of period (000's)	$365,825	$376,722	$437,363	$454,178	$394,346	$417,751
Portfolio turnover	35%	52%	65%	65%	65%	63%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$7.74	$7.65	$7.69	$8.03	$7.51	$7.33
Net investment income (loss)[1]	0.07	0.14	0.21	0.17	0.13	0.16
Net realized and unrealized gain (loss)	0.30	0.18	0.06	(0.21)	0.58	0.02
Net increase (decrease) from operations	0.37	0.32	0.27	(0.04)	0.71	0.18
Dividends from net investment income	(0.36)	(0.23)	(0.27)	(0.30)	(0.19)	—
Distributions from net realized gains	—	—	(0.04)	—	—	—
Total dividends and distributions	(0.36)	(0.23)	(0.31)	(0.30)	(0.19)	—
Net asset value, end of period	$7.75	$7.74	$7.65	$7.69	$8.03	$7.51
Total investment return[2]	4.94%	4.53%	3.50%	(0.15)%	9.86%	2.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.55%[3]	1.56%[4]	1.50%[4]	1.54%[4]	1.65%	1.59%
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.45%[4]	1.45%[4]	1.46%[4]	1.45%	1.45%
Net investment income (loss)	1.77%[3]	1.81%	2.82%	2.28%	1.79%	2.21%
Supplemental data:
Net assets, end of period (000's)	$379	$491	$370	$458	$373	$363
Portfolio turnover	50%	68%	73%	98%	75%	102%

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$7.46	$7.37	$7.42	$7.76	$7.28	$7.35
Net investment income (loss)[1]	0.08	0.16	0.22	0.19	0.14	0.14
Net realized and unrealized gain (loss)	0.28	0.18	0.07	(0.21)	0.56	0.05
Net increase (decrease) from operations	0.36	0.34	0.29	(0.02)	0.70	0.19
Dividends from net investment income	(0.39)	(0.25)	(0.30)	(0.32)	(0.22)	(0.26)
Distributions from net realized gains	—	—	(0.04)	—	—	—
Total dividends and distributions	(0.39)	(0.25)	(0.34)	(0.32)	(0.22)	(0.26)
Net asset value, end of period	$7.43	$7.46	$7.37	$7.42	$7.76	$7.28
Total investment return[2]	4.89%	4.92%	3.68%	0.19%	10.13%	2.59%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.58%[3]	1.57%[4]	1.53%[4]	1.58%[4]	1.59%	1.56%
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.20%[4]	1.20%[4]	1.21%[4]	1.20%	1.20%
Net investment income (loss)	2.02%[3]	2.20%	3.08%	2.58%	2.07%	1.83%
Supplemental data:
Net assets, end of period (000's)	$119,527	$121,187	$137,069	$140,262	$151,565	$148,096
Portfolio turnover	50%	68%	73%	98%	75%	102%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

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PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.60	$10.85	$10.71	$10.49	$11.10	$10.62
Net investment income (loss)[1]	0.00[2]	0.01	(0.02)	(0.07)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	0.13	0.03	0.16	0.29	(0.32)	0.56
Net increase (decrease) from operations	0.13	0.04	0.14	0.22	(0.38)	0.48
Dividends from net investment income	—	—	—	—	(0.23)	—
Distributions from net realized gains	—	(0.29)	—	—	—	—
Total dividends and distributions	—	(0.29)	—	—	(0.23)	—
Net asset value, end of period	$10.73	$10.60	$10.85	$10.71	$10.49	$11.10
Total investment return[3]	1.23%	0.52%	1.21%	2.19%	(3.47)%	4.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.66%[4]	2.65%	2.36%	2.26%	2.02%	1.93%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.57%[4]	2.58%	2.27%	2.17%	1.95%	1.88%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.88%[4]	1.85%	1.76%	1.75%	1.79%	1.81%
Net investment income (loss)	(0.07)%[4]	0.10%	(0.16)%	(0.71)%	(0.53)%	(0.74)%
Supplemental data:
Net assets, end of period (000's)	$7,528	$8,394	$7,208	$8,702	$9,800	$7,408
Portfolio turnover	226%	447%	346%	292%	221%	165%

Class Y

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.60	$10.82	$10.65	$10.42	$11.12	$10.71
Net investment income (loss)[1]	0.01	0.04	0.01	(0.06)	(0.02)	(0.05)
Net realized and unrealized gain (loss)	0.13	0.03	0.16	0.29	(0.31)	0.56
Net increase (decrease) from operations	0.14	0.07	0.17	0.23	(0.33)	0.51
Dividends from net investment income	(0.02)	—	—	—	(0.37)	(0.10)
Distributions from net realized gains	—	(0.29)	—	—	—	—
Total dividends and distributions	(0.02)	(0.29)	—	—	(0.37)	(0.10)
Net asset value, end of period	$10.72	$10.60	$10.82	$10.65	$10.42	$11.12
Total investment return[3]	1.34%	0.80%	1.41%	2.40%	(2.99)%	4.82%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.42%[4]	2.38%	2.11%	2.06%	1.69%	1.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.33%[4]	2.31%	2.02%	1.96%	1.62%	1.68%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[4]	1.59%	1.51%	1.57%	1.48%	1.60%[5]
Net investment income (loss)	0.18%[4]	0.36%	0.09%	(0.54)%	(0.17)%	(0.43)%
Supplemental data:
Net assets, end of period (000's)	$392	$386	$544	$646	$1,926	$2,449
Portfolio turnover	226%	447%	346%	292%	221%	165%

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class P

	Six months ended January 31, 2020	Years ended July 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.55	$10.78	$10.61	$10.38	$11.09	$10.69
Net investment income (loss)[1]	0.01	0.03	0.01	(0.05)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	0.13	0.03	0.16	0.28	(0.31)	0.55
Net increase (decrease) from operations	0.14	0.06	0.17	0.23	(0.34)	0.51
Dividends from net investment income	(0.02)	—	—	—	(0.37)	(0.11)
Distributions from net realized gains	—	(0.29)	—	—	—	—
Total dividends and distributions	(0.02)	(0.29)	—	—	(0.37)	(0.11)
Net asset value, end of period	$10.67	$10.55	$10.78	$10.61	$10.38	$11.09
Total investment return[3]	1.33%	0.90%	1.32%	2.41%	(3.13)%	4.79%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.42%[4]	2.42%	2.13%	2.04%	1.77%	1.69%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.32%[4]	2.35%	2.04%	1.94%	1.69%	1.62%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[4]	1.62%	1.53%	1.52%	1.53%	1.54%
Net investment income (loss)	0.18%[4]	0.33%	0.08%	(0.48)%	(0.30)%	(0.38)%
Supplemental data:
Net assets, end of period (000's)	$492,937	$520,531	$615,778	$650,347	$712,676	$782,683
Portfolio turnover	226%	447%	346%	292%	221%	165%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: UBS Government Money Market Investments Fund, formerly (PACE Government Money Market Investments), PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the other Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently offers Class A, Class Y, and Class P shares, with the exception of UBS Government Money Market Investments Fund, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which, effective January 25, 2018, only offers Class A and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that UBS Government Money Market Investments Fund shares are also available to participants in the PACESM Multi Advisor Program.

Prior to July 12, 2018, the Portfolios offered Class C shares. At the recommendation of UBS Asset Management (Americas) Inc., each Portfolio's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of each Portfolio and the automatic conversion of Class C shares of each Portfolio into Class A shares of the same Portfolio (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Portfolios ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

On October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of each Portfolio were automatically converted into Class A shares of the same Portfolio. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (0.50% of average net assets for for PACE Mortgage-Backed Securities Fixed

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments, and 0.75% of average net assets for all other Portfolios) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividend and capital gain distributions continued. Upon the conversion of Class C shares into Class A shares, each Class C shareholder owned Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applies to the converted shares. Class C shares converted into Class A shares as a tax-free event for federal income tax purposes.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

UBS Government Money Market Investments Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for those annual periods, and interim periods within those annual periods, that begin after December 15, 2018. Management has assessed the impact of these changes, and the changes are incorporated within the financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has assessed the potential impact of these changes and the changes are incorporated within the financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Subsequent to the fiscal period end, the global markets have been negatively impacted by the evolving news of the spread of the public health condition known as coronavirus (COVID-19). This situation continues to be fluid and the extent of the impact will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the repercussions on the financial markets of restrictions and advisories related to containing the outbreak, and (iii) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the coronavirus outbreak continues for an extended period of time, the Portfolios' investment and performance results may be adversely affected.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), UBS Government Money Market Investments Fund has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", UBS Government Money Market Investments Fund values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than UBS Government Money Market Investments Fund) calculates its net asset value based on the current market value, where available, for its portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker- dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on

PACE Select Advisors Trust

Notes to financial statements (unaudited)

such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table, has been included near the end of each Portfolio's Portfolio of investments.

Investments

Treasury inflation protected securities—The Portfolios may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Real estate investment trusts—The Portfolios may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Portfolio estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Portfolio updates its accounting and/or tax books and records.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. Certain portfolios obtain securities on terms that allow it to resell or repledge the securities to others.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

During the period ended January 31, 2020, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized reverse repurchase agreement transactions.

The table below represents the remaining contractual maturity as of January 31, 2020, of the reverse repurchase agreement transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse repurchase agreements	$—	$45,372,000	$7,015,000	$—	$52,387,000

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of

PACE Select Advisors Trust

Notes to financial statements (unaudited)

the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended January 31, 2020, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

The table below represents the remaining contractual maturity as of January 31, 2020, of the treasury roll transactions accounted for as secured borrowings.

PACE Strategic Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
U.S. government obigations	$—	$134,125,377	$—	$—	$134,125,377

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "against the box"—Each Portfolio (other than UBS Government Money Market Investments Fund and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the six months ended January 31, 2020, PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Restricted securities—The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's footnotes.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Portfolios would be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At January 31, 2020, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, and PACE Alternative Strategies Investments had maximum payout amounts of approximately $17,626,560, $167,500, $21,694,500 and $7,906,165 respectively, relating to written put option contracts.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return and variance swap agreements. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals

PACE Select Advisors Trust

Notes to financial statements (unaudited)

based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's of investments is representative of the volume of derivatives outstanding during the period ended January 31, 2020.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request

PACE Select Advisors Trust

Notes to financial statements (unaudited)

additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of January 31, 2020 is reflected in the Statement of assets and liabilities.

At January 31, 2020, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$11,844	$—	$—	$—	$11,844
Swap agreements	559,576	—	—	—	559,576
Total value	$571,420	$—	$—	$—	$571,420

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(148,754)	$—	$—	$—	$(148,754)
Futures contracts	(517,082)	—	—	—	(517,082)
Swap agreements	(882,026)	—	—	—	(882,026)
Total value	$(1,547,862)	$—	$—	$—	$(1,547,862)

During the period ended January 31, 2020, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased	$(153,402)	$—	$—	$—	$(153,402)
Options and swaptions written	426,205	—	—	—	426,205
Futures	(719,470)	—	—	—	(719,470)
Swap agreements	(1,399,638)	—	—	—	(1,399,638)
Total net realized gain (loss)	$(1,846,305)	$—	$—	$—	$(1,846,305)
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$25,221	$—	$—	$—	$25,221
Options and swaptions written	(117,829)	—	—	—	(117,829)
Futures	30,753	—	—	—	30,753
Swap agreements	560,430	—	—	—	560,430
Net change in appreciation (depreciation)	$498,575	$—	$—	$—	$498,575

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2020, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$1,558,614	$—	$—	$—	$1,558,614
Futures contracts	332,569	—	—	—	332,569
Swap agreements	2,413,731	—	16,910	—	2,430,641
Forward foreign currency contracts	—	106,781	—	—	106,781
Total value	$4,304,914	$106,781	$16,910	$—	$4,428,605

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Options and swaptions written	$(3,087,880)	$—	$—	$—	$(3,087,880)
Futures contracts	(274,998)	—	—	—	(274,998)
Swap agreements	(1,480,620)	—	(342,082)	—	(1,822,702)
Forward foreign currency contracts	—	(124,960)	—	—	(124,960)
Total value	$(4,843,498)	$(124,960)	$(342,082)	$—	$(5,310,540)

During the period ended January 31, 2020, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased	$(129,580)	$—	$—	$—	$(129,580)
Options and swaptions written	121,920	—	—	—	121,920
Futures	802,982	—	—	—	802,982
Swap agreements	(781,930)	—	(175,183)	—	(957,113)
Forward foreign currency contracts	—	142,864	—	—	142,864
Total net realized gain (loss)	$13,392	$142,864	$(175,183)	$—	$(18,927)
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$(156,407)	$—	$—	$—	$(156,407)
Options and swaptions written	(290,530)	—	—	—	(290,530)
Futures	(140,044)	—	—	—	(140,044)
Swap agreements	940,960	—	(48,682)	—	892,278
Forward foreign currency contracts	—	(23,212)	—	—	(23,212)
Net change in appreciation (depreciation)	$353,979	$(23,212)	$(48,682)	$—	$282,085

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2020, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

Interest	Foreign exchange rate risk	Credit risk	Equity risk	risk	Total
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$1,641	$—	$—	$—	$1,641
Futures contracts	4,182,006	1,072	—	—	4,183,078
Swap agreements	10,865,876	—	1,783,553	—	12,649,429
Forward foreign currency contracts	—	998,544	—	—	998,544
Total value	$15,049,523	$999,616	$1,783,553	$—	$17,832,692

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Options and swaptions written	$(46,782)	$(197,270)	$—	$—	$(244,052)
Futures contracts	(2,238,460)	(3,362)	—	—	(2,241,822)
Swap agreements	(13,348,230)	—	(458,105)	—	(13,806,335)
Forward foreign currency contracts	—	(1,624,586)	—	—	(1,624,586)
Total value	$(15,633,472)	$(1,825,218)	$(458,105)	$—	$(17,916,795)

During the period ended January 31, 2020, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased	$(56,746)	$—			$(56,746)
Options and swaptions written	165,352	103,946	—	—	269,298
Futures	1,043,390	16,950	—	—	1,060,340
Swap agreements	(1,868,004)	(4,895)	345,750	—	(1,527,149)
Forward foreign currency contracts	—	298,548	—	—	298,548
	$(716,008)	$414,549	$345,750	$—	$44,291
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$25,119	$—	$—	$—	$25,119
Options and swaptions written	(18,322)	(118,337)	—	—	(136,659)
Futures	2,136,081	80,721	—	—	2,216,802
Swap agreements	1,149,867	—	161,019	—	1,310,886
Forward foreign currency contracts	—	(1,575,883)	—	—	(1,575,883)
Net change in appreciation (depreciation)	$3,292,745	$(1,613,499)	$161,019	$—	$1,840,265

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2020, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$892,390	$—	$—	$—	$892,390
Forward foreign currency contracts	—	1,903,807	—	—	1,903,807
Total value	$892,390	$1,903,807	$—	$—	$2,796,197

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$(934,134)	$—	$—	$—	$(934,134)
Forward foreign currency contracts	—	(1,877,834)	—	—	(1,877,834)
Total value	$(934,134)	$(1,877,834)	$—	$—	$(2,811,968)

During the period ended January 31, 2020, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Net realized gain (loss)[3]
Futures	$430,167	$—	$—	$—	$430,167
Forward foreign currency contracts	—	162,306	—	—	162,306
Total net realized gain (loss)	$430,167	$162,306	$—	$—	$592,473
Net change in unrealized appreciation (depreciation)[4]
Futures	$(604,078)	$—	$—	$—	$(604,078)
Forward foreign currency contracts	—	(333,428)	—	—	(333,428)
Net change in appreciation (depreciation)	$(604,078)	$(333,428)	$—	$—	$(937,506)

At January 31, 2020, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$355,459	$—	$—	$355,459

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Liability derivatives2

Interest	Foreign exchange rate risk	Credit risk	Equity risk	risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$(416,063)	$—	$—	$(416,063)

During the period ended January 31, 2020, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$2,252,734	$—	$—	$2,252,734
Net change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$(2,193,136)	$—	$—	$(2,193,136)

At January 31, 2020, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$14,755	$—	$346,796	$361,551
Futures contracts	1,489,451	—	—	393,887	1,883,338
Swap agreements	889,562	—	1,658,101	957,639	3,505,302
Forward foreign currency contracts	—	5,512,425	—	—	5,512,425
Total value	$2,379,013	$5,527,180	$1,658,101	$1,698,322	$11,262,616

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Options and swaptions written	$—	$(123,006)	$—	$(480,302)	$(603,308)
Futures contracts	(942,356)	—	—	(639,903)	(1,582,259)
Swap agreements	(355,615)	—	(560,869)	(2,830,627)	(3,747,111)
Forward foreign currency contracts	—	(5,262,141)	—	—	(5,262,141)
Total value	$(1,297,971)	$(5,385,147)	$(560,869)	$(3,950,832)	$(11,194,819)

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2020, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Options and swaptions purchased	$5,204,414	$(51,524)	$—	$402,108	$5,554,998
Options and swaptions written	(4,171,558)	—	—	(684,503)	(4,856,061)
Futures	1,384,230	—	—	(1,185,956)	198,274
Swap agreements	352,331	—	(260,811)	1,062,109	1,153,629
Forward foreign currency contracts	—	293,403	—	—	293,403
	$2,769,417	$241,879	$(260,811)	$(406,242)	$2,344,243
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$—	$(52,976)	$—	$(518,970)	$(571,946)
Options and swaptions written	—	(78,278)	—	403,463	325,185
Futures	380,850	—	—	105,260	486,110
Swap agreements	(19,259)	—	4,049	(1,492,259)	(1,507,469)
Forward foreign currency contracts	—	(937,603)	—	—	(937,603)
Net change in appreciation (depreciation)	$361,591	$(1,068,857)	$4,049	$(1,502,506)	$(2,205,723)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centreally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options and swaptions purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net change in unrealized appreciation/depreciation of options and swaptions purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$11,844	$—
Options and swaptions written	—	(148,754)
Futures contracts[1]	—	(517,082)
Swap agreements[1]	559,576	(882,026)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	571,420	(1,547,862)
Derivatives not subject to MNA or similar agreements	(559,776)	1,543,396
Total gross amount of assets and liabilities subject to MNA or similar agreements	$11,644	$(4,466)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$1	$—	$—	$1
DB	2,025	(2,025)	—	—
JPMCB	9,618	—	—	9,618
Total	$11,644	$(2,025)	$—	$9,619
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
DB	$(4,466)	$2,025	$—	$(2,441)

At January 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$1,558,614	$—
Options and swaptions written	—	(3,087,880)
Futures contracts[1]	332,569	(274,998)
Swap agreements[1]	2,430,641	(1,822,702)
Forward foreign currency contracts	106,781	(124,960)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,428,605	(5,310,540)
Derivatives not subject to MNA or similar agreements	(2,926,694)	1,907,131
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,501,911	$(3,403,409)

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Intermediate Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$1,259	$—	$—	$1,259
BNP	11,203	—	—	11,203
BOA	829,105	(829,105)	—	—
CIBC	2,644	—	—	2,644
CSI	4,675	—	—	4,675
GS	269,482	(269,482)	—	—
GSI	3,294	—	—	3,294
HSBC	4,015	(398)	—	3,617
JPMCB	375,006	(258,792)	(110,000)	6,214
TD	313	(113)	—	200
WBC	915	(915)	—	—
Total	$1,501,911	$(1,358,805)	$(110,000)	$33,106
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(1,403,389)	$829,105	$—	$(574,284)
CITI	(555)	—	—	(555)
GS	(1,360,900)	269,482	—	(1,091,418)
HSBC	(398)	398	—	—
JPMCB	(258,792)	258,792	—	—
MSCI	(342,082)	—	342,082	—
RBS	(33,312)	—	—	(33,312)
TD	(113)	113	—	—
WBC	(3,868)	915	—	(2,953)
Total	$(3,403,409)	$1,358,805	$342,082	$(1,702,522)

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$1,641	$—
Options and swaptions written	—	(244,052)
Futures contracts[1]	4,183,078	(2,241,822)
Swap agreements[1]	12,649,429	(13,806,335)
Forward foreign currency contracts	998,544	(1,624,586)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	17,832,692	(17,916,795)
Derivatives not subject to MNA or similar agreements	(16,700,587)	16,243,500
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,132,105	$(1,673,295)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Strategic Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$323,724	$(62,725)	$—	$260,999
BNP	65,189	(65,189)	—	—
BOA	192,194	(192,194)	—	—
CITI	146,443	(123,680)	—	22,763
GSI	1,555	(1,555)	—	—
HSBC	402,799	(322,171)	—	80,628
RBS	201	(201)	—	—
Total	$1,132,105	$(767,715)	$—	$364,390
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(62,725)	$62,725	$—	$—
BNP	(73,452)	65,189	—	(8,263)
BOA	(326,257)	192,194	—	(134,063)
CITI	(123,680)	123,680	—	—
DB	(197,988)	—	—	(197,988)
GSI	(48,709)	1,555	—	(47,154)
HSBC	(322,171)	322,171	—	—
JPMCB	(241,369)	—	—	(241,369)
RBS	(276,627)	201	—	(276,426)
SSC	(317)	—	—	(317)
Total	$(1,673,295)	$767,715	$—	$(905,580)

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$892,390	$(934,134)
Forward foreign currency contracts	1,903,807	(1,877,834)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,796,197	(2,811,968)
Derivatives not subject to MNA or similar agreements	(892,390)	934,134
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,903,807	$(1,877,834)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Global Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$29,795	$(29,795)	$—	$—
BNP	544,279	(292,885)	—	251,394
BOA	9,505	(9,505)	—	—
CITI	326,002	(88,011)	—	237,991
GSI	296,003	(296,003)	—	—
HSBC	213,138	(141,988)	—	71,150
RBC	21,453	—	—	21,453
SSC	309,647	(306,863)	—	2,784
TD	153,985	(110,406)	—	43,579
Total	$1,903,807	$(1,275,456)	$—	$628,351
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(69,004)	$29,795	$—	$(39,209)
BNP	(292,885)	292,885	—	—
BOA	(101,313)	9,505	—	(91,808)
CITI	(88,011)	88,011	—	—
GSI	(767,364)	296,003	—	(471,361)
HSBC	(141,988)	141,988	—	—
SSC	(306,863)	306,863	—	—
TD	(110,406)	110,406	—	—
Total	$(1,877,834)	$1,275,456	$—	$(602,378)

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$355,459	$416,063
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	355,459	416,063
Derivatives not subject to MNA or similar agreements	(355,459)	(416,063)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

At January 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$361,551	$—
Options and swaptions written	—	(603,308)
Futures contracts[1]	1,883,338	(1,582,259)
Swap agreements[1]	3,505,302	(3,747,111)
Forward foreign currency contracts	5,512,425	(5,262,141)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	11,262,616	(11,194,819)
Derivatives not subject to MNA or similar agreements	(4,792,552)	3,102,051
Total gross amount of assets and liabilities subject to MNA or similar agreements	$6,470,064	$(8,092,768)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the year end.

PACE Alternative Strategies Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$1,568,198	$(1,568,198)	$—	$—
BNP	270,328	(190,586)	—	79,742
BOA	427,376	(427,376)	—	—
CITI	226,887	(223,614)	—	3,273
DB	126,531	(99,594)	—	26,937
GSI	24,665	(24,665)	—	—
JPMCB	512,606	(512,606)	—	—
MSCI	3,137,641	(3,137,641)	—	—
RBS	64,994	(64,994)	—	—
SG	110,838	(11,789)	—	99,049
Total	$6,470,064	$(6,261,063)	$—	$209,001

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(2,147,016)	$1,568,198	$—	$(578,818)
BNP	(190,586)	190,586	—	—
BOA	(592,832)	427,376	—	(165,456)
CITI	(223,614)	223,614	—	—
DB	(99,594)	99,594	—	—
GSI	(214,638)	24,665	—	(189,973)
JPMCB	(779,072)	512,606	266,466	—
MSCI	(3,767,307)	3,137,641	—	(629,666)
RBS	(66,320)	64,994	—	(1,326)
SG	(11,789)	11,789	—	—
Total	$(8,092,768)	$6,261,063	$266,466	$(1,565,239)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2020:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS Government Money Market Investments Fund	0.250%*
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

*  For the period August 1, 2019 to November 26, 2019 the rate was 0.35%.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Subdvisory Agreements, with the exception of UBS Government Money Market Investments Fund, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC Neuberger Berman Investment Advisers LLC

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Investment subadvisor
PACE Municipal Fixed Income Investments	Mellon Investments Corporation
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Los Angeles Capital Management and Equity Research, Inc. River Road Asset Management, LLC Pzena Investment Management, LLC Boston Partners Global Investors Inc.
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Inc. Mar Vista Investment Partners, LLC
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Sapience Investments, LLC Huber Capital Management LLC
PACE Small/Medium Co Growth Equity Investments	Jacobs Levy Equity Management, Inc Riverbridge Partners, LLC Calamos Advisors LLC
PACE International Equity Investments	Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC Mondrian Investment Partners Ltd. RWC Asset Advisors (US) LLC William Blair & Company LLC
PACE Global Real Estate Securities Investments	Brookfield Public Securities Group LLC
PACE Alternative Strategies Investments[1]	Aviva Investors Americas LLC
First Quadrant L.P.
Kettle Hill Capital Management, LLC
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Standard Life Investments (Corporate Funds)
Wells Capital Management Incorporated

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

At January 31, 2020, certain Portfolios owe or are owed by UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS AM
UBS Government Money Market Investments Fund	$36,513
PACE Mortgage-Backed Securities Fixed Income Investments	124,866
PACE Intermediate Fixed Income Investments	40,919
PACE Strategic Fixed Income Investments	317,923
PACE Municipal Fixed Income Investments	127,850
PACE Global Fixed Income Investments	136,930
PACE High Yield Investments	151,767
PACE Large Co Value Equity Investments	725,778
PACE Large Co Growth Equity Investments	788,208
PACE Small/Medium Co Value Equity Investments	276,187

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Amounts due to (owed by) UBS AM
PACE Small/Medium Co Growth Equity Investments	$295,054
PACE International Equity Investments	758,495
PACE International Emerging Markets Equity Investments	360,358
PACE Global Real Estate Securities Investments	41,476
PACE Alternative Strategies Investments	589,165

PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the period ended January 31, 2020, UBS AM was contractually obligated to waive $187,446 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2020 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2017, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the period ended January 31, 2020, UBS AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2023, and recoupments for the period ended January 31, 2020, were as follows:

Portfolio	Class A expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
UBS Government Money Market Investments Fund	N/A	N/A	0.60%	$166,711	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	0.72%	0.72	388,898	—
PACE Intermediate Fixed Income Investments	0.91	0.66	0.66	342,327	—
PACE Strategic Fixed Income Investments	0.93	0.68	0.68	469,633	—
PACE Municipal Fixed Income Investments	0.82	0.57	0.57	164,922	—
PACE Global Fixed Income Investments	1.03	0.87	0.84	490,015	—
PACE High Yield Investments	1.06	0.88	0.91	302,272	—
PACE Large Co Value Equity Investments	1.14	0.89	0.89	—	—
PACE Large Co Growth Equity Investments	1.13	0.88	0.88	135,347	—
PACE Small/Medium Co Value Equity Investments	1.29	1.04	1.04	126,803	—
PACE Small/Medium Co Growth Equity Investments	1.33	1.08	1.08	40,450	—
PACE International Equity Investments	1.35	1.10	1.10	—	—
PACE International Emerging Markets Equity Investments	1.65	1.40	1.40	139,025	—
PACE Global Real Estate Securities Investments	1.45	N/A	1.20	235,779	—
PACE Alternative Strategies Investments	1.88	1.63	1.63	243,155	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2020, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2020	Expires July 31, 2021	Expires July 31, 2022	Expires July 31, 2023
UBS Government Money Market Investments Fund	$1,651,134	$670,937	$409,180	$404,306	$166,711
PACE Mortgage-Backed Fixed Income Investments—Class A	124,829	23,641	33,822	44,908	22,458
PACE Mortgage-Backed Fixed Income Investments—Class Y	314,981	105,223	103,082	72,601	34,075
PACE Mortgage-Backed Fixed Income Investments—Class P	2,301,879	581,801	674,781	712,932	332,365
PACE Intermediate Fixed Income Investments—Class A	51,795	12,254	10,428	19,588	9,525
PACE Intermediate Fixed Income Investments—Class Y	3,108	881	836	970	421
PACE Intermediate Fixed Income Investments—Class P	1,953,414	493,296	453,439	674,298	332,381
PACE Strategic Fixed Income Investments—Class A	31,959	8,002	5,764	10,171	8,022
PACE Strategic Fixed Income Investments—Class Y	10,377	4,185	2,478	2,492	1,222
PACE Strategic Fixed Income Investments—Class P	2,602,361	811,545	636,066	694,361	460,389
PACE Municipal Fixed Income Investments—Class A	103,619	—	39,809	42,654	21,156
PACE Municipal Fixed Income Investments—Class Y	270	—	109	106	55
PACE Municipal Fixed Income Investments—Class P	746,268	—	304,642	297,915	143,711
PACE Global Fixed Income Investments—Class A	152,652	—	43,394	71,630	37,628
PACE Global Fixed Income Investments—Class Y	12,231	—	3,952	5,211	3,068
PACE Global Fixed Income Investments—Class P	1,808,300	—	509,644	849,337	449,319
PACE High Yield Investments—Class A	17,315	—	3,597	8,934	4,784
PACE High Yield Investments—Class Y	1,998	—	1,613	241	144
PACE High Yield Investments—Class P	1,222,102	—	353,363	571,395	297,344
PACE Large Co Growth Equity Investments—Class A	8,953	—	—	5,232	3,721
PACE Large Co Growth Equity Investments—Class P	306,572	—	—	174,946	131,626
PACE Small/Medium Co Value Equity Investments—Class P	329,640	—	63,558	139,279	126,803
PACE Small/Medium Co Growth Equity Investments—Class Y	40,518	—	68	—	40,450
PACE International Emerging Markets Equity Investments—Class A	3,218	1,829	788	245	356
PACE International Emerging Markets Equity Investments—Class Y	4,574	2,637	209	1,082	646
PACE International Emerging Markets Equity Investments—Class P	880,386	355,968	215,761	170,634	138,023
PACE Global Real Estate Securities Investments—Class A	1,246	365	198	462	221
PACE Global Real Estate Securities Investments—Class P	1,683,714	523,554	449,612	474,990	235,558
PACE Alternative Strategies Investments Investments—Class A	3,402	—	—	—	3,402
PACE Alternative Strategies Investments—Class Y	182	—	—	—	182
PACE Alternative Strategies Investments—Class P	239,571	—	—	—	239,571

For the period ended January 31, 2020, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Affiliated broker	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$875	$1,753	$167
UBS Limited	—	—	491	—	—
UBS Securities Asia Ltd.	—	—	328	1,872	—
UBS Securities India Private Ltd.	—	—	404	—	—
UBS Securities LLC	10,609	400	20	—	—
UBS Securities Pte Ltd., Seoul	—	—	723	—	—
UBS Warburg LLC	—	—	—	—	4,503

Service and distribution plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Portfolios (with the exception of UBS Government Money Market Investments Fund, which only offers Class P shares) have adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Portfolios are as follows:

Portfolio	Class A
PACE Mortgage-Backed Securities Fixed Income Investments	0.25%
PACE Intermediate Fixed Income Investments	0.25
PACE Strategic Fixed Income Investments	0.25
PACE Municipal Fixed Income Investments	0.25
PACE Global Fixed Income Investments	0.25
PACE High Yield Investments	0.25
PACE Large Co Value Equity Investments	0.25
PACE Large Co Growth Equity Investments	0.25
PACE Small/Medium Co Value Equity Investments	0.25
PACE Small/Medium Co Growth Equity Investments	0.25
PACE International Equity Investments	0.25
PACE International Emerging Markets Equity Investments	0.25
PACE Global Real Estate Securities Investments	0.25
PACE Alternative Strategies Investments	0.25

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares.

At January 31, 2020, certain Portfolios owed UBS AM (US) service and distribution fees, and for the period ended January 31, 2020, certain Portfolios were informed by UBS AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$6,762	$139
PACE Intermediate Fixed Income Investments—Class A	2,802	—
PACE Strategic Fixed Income Investments—Class A	3,659	510

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Municipal Fixed Income Investments—Class A	$9,362	$2,968
PACE Global Fixed Income Investments—Class A	6,069	553
PACE High Yield Investments—Class A	1,163	4,168
PACE Large Co Value Equity Investments—Class A	22,781	974
PACE Large Co Growth Equity Investments—Class A	10,328	878
PACE Small/Medium Co Value Equity Investments—Class A	3,570	334
PACE Small/Medium Co Growth Equity Investments—Class A	5,125	75
PACE International Equity Investments—Class A	5,645	1
PACE International Emerging Markets Equity Investments—Class A	1,027	209
PACE Global Real Estate Securities Investments—Class A	83	—
PACE Alternative Strategies Investments—Class A	1,631	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

UBS Financial Services Inc. has voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to UBS Government Money Market Investments Fund so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the period ended January 31, 2020, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $62,190 which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the period ended January 31, 2020, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
UBS Government Money Market Investments Fund	$160,264
PACE Mortgage-Backed Securities Fixed Income Investments	155,735
PACE Intermediate Fixed Income Investments	145,413
PACE Strategic Fixed Income Investments	188,930
PACE Municipal Fixed Income Investments	29,209
PACE Global Fixed Income Investments	169,521
PACE High Yield Investments	143,035
PACE Large Co Value Equity Investments	215,407
PACE Large Co Growth Equity Investments	208,467
PACE Small/Medium Co Value Equity Investments	202,706
PACE Small/Medium Co Growth Equity Investments	203,366
PACE International Equity Investments	201,953
PACE International Emerging Markets Equity Investments	185,673
PACE Global Real Estate Securities Investments	146,531
PACE Alternative Strategies Investments	100,551

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

At January 31, 2020, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$8,514,356	$8,489,653	$186,411	$8,676,064	U.S. Treasury Notes and U.S. Treasury Bills
PACE Strategic Fixed Income Investments	16,368,635	14,997,983	1,701,753	16,699,736	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Fixed Income Investments	5,140,023	4,891,273	333,569	5,224,842	U.S. Treasury Notes and U.S. Treasury Bills
PACE High Yield Investments	11,306,094	10,822,690	731,262	11,553,952	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Value Equity Investments**	33,980,232	16,793,968	18,328,099	35,122,067	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Growth Equity Investments	31,723,749	16,656,744	16,422,252	33,078,996	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Value Equity Investments	50,143,409	20,222,893	31,494,979	51,717,872	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Growth Equity Investments	55,376,124	34,331,946	23,315,603	57,647,549	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Equity Investments**	26,309,434	16,142,741	11,473,807	27,616,548	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Emerging Markets Investments	1,457,267	1,492,437	—	1,492,437	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Real Estate Securities Investments	6,236,125	1,271,893	5,208,587	6,480,480	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at January 31, 2020 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at

PACE Select Advisors Trust

Notes to financial statements (unaudited)

any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$8,489,653	$8,489,653
PACE Strategic Fixed Income Investments	—	14,997,983	14,997,983
PACE Global Fixed Income Investments	—	4,891,273	4,891,273
PACE High Yield Investments	1,140	10,821,550	10,822,690
PACE Large Co Value Equity Investments	16,793,968	—	16,793,968
PACE Large Co Growth Equity Investments	16,656,744	—	16,656,744
PACE Small/Medium Co Value Equity Investments	20,222,893	—	20,222,893
PACE Small/Medium Co Growth Equity Investments	34,331,946	—	34,331,946
PACE International Equity Investments	16,142,741	—	16,142,741
PACE International Emerging Markets Equity Investments	1,492,437	—	1,492,437
PACE Global Real Estate Securities Investments	1,271,893	—	1,271,893

Bank line of credit

With the exception of UBS Government Money Market Investments Fund, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the other 50% of the allocation is based on utilization. For the period ended January 31, 2020, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$1,395,520	17	$1,811	2.749%
PACE Large Co Growth Equity Investments	4,462,355	2	701	2.830
PACE Small/Medium Co Value Equity Investments	495,633	3	75	2.764
PACE Small/Medium Co Growth Equity Investments	1,663,309	1	129	2.785
PACE International Equity Investments	885,053	60	4,168	2.825
PACE International Emerging Markets Equity Investments	497,086	29	1,099	2.810
PACE Alternative Strategies Investments	844,246	28	1,797	2.854

At January 31, 2020, PACE International Equity Investments and PACE International Emerging Markets Equity Investments had an outstanding borrowing of $695,349 and $930,677, respectively.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the period ended January 31, 2020, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Portfolio	Amount
PACE Large Co Value Equity Investments	$16,477
PACE Large Co Growth Equity Investments	7,051
PACE Small/Medium Co Value Equity Investments	29,944
PACE Small/Medium Co Growth Equity Investments	23,200
PACE International Equity Investments	4,654
PACE International Emerging Markets Equity Investments	2,339
PACE Global Real Estate Securities Investments	689
PACE Alternative Strategies Investments	16,305

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended January 31, 2020, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

Portfolio	Amount
PACE Large Co Value Equity Investments	$2,644
PACE Large Co Growth Equity Investments	12,330
PACE Small/Medium Co Value Equity Investments	15,341
PACE Small/Medium Co Growth Equity Investments	610
PACE International Equity Investments	2,474
PACE International Emerging Markets Equity Investments	8,535
PACE Global Real Estate Securities Investments	5,396
PACE Alternative Strategies Investments	47,688

For the period ended January 31, 2020, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

Portfolio	Amount
UBS Government Money Market Investments Fund	$1,688,018
PACE Mortgage-Backed Securities Fixed Income Investments	851,380,626
PACE Intermediate Fixed Income Investments	1,401,372,335
PACE Strategic Fixed Income Investments	32,912,437
PACE Municipal Fixed Income Investments	3,508,390
PACE Global Fixed Income Investments	6,582,169
PACE High Yield Investments	11,820,865
PACE Large Co Value Equity Investments	3,207,603
PACE Large Co Growth Equity Investments	39,797,868
PACE Small/Medium Co Value Equity Investments	15,727,152

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Amount
PACE Small/Medium Co Growth Equity Investments	$3,233,482
PACE International Equity Investments	2,492,500
PACE International Emerging Markets Equity Investments	5,446,036
PACE Global Real Estate Securities Investments	4,805,801
PACE Alternative Strategies Investments	860,012,362

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Change in accounting principle

In March 2017, the Financial Accounting Standards Board Accounting Standards Update 2017-08 ("ASU 2017-08"), "Receivables-Nonrefundable fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolios have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of August 1, 2019, the amortized cost basis of investments was reduced and the unrealized appreciation (depreciation) of investments was increased. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

The table below details the adjustments explained above. Portfolios not in the table were not impacted by ASU 2017-08.

Portfolio	Amount of Cumulative-Effect Adjustment
PACE Intermediate Fixed Income Investments	$27,729
PACE Strategic Fixed Income Investments	207,512
PACE Municipal Fixed Income Investments	3,797,195
PACE Global Fixed Income Investments	144,693
PACE High Yield Investments	213,832

Purchases and sales of securities

For the period ended January 31, 2020, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$2,562,608,481	$2,564,958,063
PACE Intermediate Fixed Income Investments	781,301,474	782,478,917
PACE Strategic Fixed Income Investments	1,152,697,986	1,210,201,546
PACE Municipal Fixed Income Investments	18,956,607	23,253,464
PACE Global Fixed Income Investments	102,367,829	138,944,077
PACE High Yield Investments	103,809,379	116,078,531
PACE Large Co Value Equity Investments (long transactions)	231,571,399	313,833,475
PACE Large Co Value Equity Investments (short transactions)	55,636,575	47,263,003
PACE Large Co Growth Equity Investments	194,277,928	326,408,226
PACE Small/Medium Co Value Equity Investments	83,497,733	113,267,909

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Purchases	Sales
PACE Small/Medium Co Growth Equity Investments	$162,702,214	$200,332,801
PACE International Equity Investments (long transactions)	248,031,967	307,202,206
PACE International Equity Investments (short transactions)	64,829,145	51,637,140
PACE International Emerging Markets Equity Investments	170,120,862	131,765,061
PACE Global Real Estate Securities Investments	61,174,614	67,612,248
PACE Alternative Strategies Investments (long transactions)	471,270,860	473,465,432
PACE Alternative Strategies Investments (short transactions)	344,486,790	336,436,463

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS Government Money Market Investments Fund, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	1,983	$25,221
Shares repurchased	(234,323)	(2,980,712)
Dividends reinvested	31,578	401,152
Net increase (decrease)	(200,762)	$(2,554,339)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	187,879	$2,392,021	1,379,627	$17,565,144
Shares repurchased	(707,459)	(9,006,973)	(2,673,128)	(34,027,564)
Dividends reinvested	31,157	395,826	375,758	4,775,547
Net increase (decrease)	(488,423)	$(6,219,126)	(917,743)	$(11,686,873)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,944	$51,068	15	$1,297
Shares repurchased	(572,537)	(7,092,056)	(51,808)	(602,961)
Shares converted	738,043	8,996,742	(734,315)	(8,996,742)
Dividends reinvested	69,153	858,627	3,229	39,822
Net increase (decrease)	238,603	$2,814,381	(782,879)	$(9,558,584)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	943,934	$11,704,732	4,372,262	$54,314,667
Shares repurchased	(1,486,964)	(18,383,415)	(7,462,173)	(92,577,433)
Dividends reinvested	76,474	949,041	814,585	10,118,027
Net increase (decrease)	(466,556)	$(5,729,642)	(2,275,326)	$(28,144,739)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	49	$613
Shares repurchased	(58,703)	(738,514)
Dividends reinvested	7,731	97,387
Net increase (decrease)	(50,923)	$(640,514)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,418,861	$17,897,340
Shares repurchased	(1,840)	(23,177)	(2,499,638)	(31,521,047)
Dividends reinvested	301	3,794	287,081	3,616,671
Net increase (decrease)	(1,539)	$(19,383)	(793,696)	$(10,007,036)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	19,974	$241,926	—	$—
Shares repurchased	(222,569)	(2,658,046)	(1,870)	(22,144)
Shares converted	80,945	951,101	(80,807)	(951,101)
Dividends reinvested	20,916	250,847	248	2,955
Net increase (decrease)	(100,734)	$(1,214,172)	(82,429)	$(970,290)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,682	$104,000	4,526,506	$54,253,250
Shares repurchased	(7,885)	(94,068)	(8,063,799)	(96,575,542)
Dividends reinvested	717	8,615	741,755	8,902,025
Net increase (decrease)	1,514	$18,547	(2,795,538)	$(33,420,267)

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	8,378	$119,048
Shares repurchased	(98,130)	(1,387,248)
Dividends reinvested	16,614	234,451
Net increase (decrease)	(73,138)	$(1,033,749)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	210	$2,971	2,016,661	$28,537,927
Shares repurchased	(10,410)	(146,000)	(4,718,716)	(66,775,535)
Dividends reinvested	1,765	24,862	885,038	12,485,246
Net increase (decrease)	(8,435)	$(118,167)	(1,817,017)	$(25,752,362)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	103,374	$1,393,368	206	$4,122
Shares repurchased	(326,848)	(4,387,096)	(29,634)	(394,503)
Shares converted	467,476	6,184,714	(467,476)	(6,184,714)
Dividends reinvested	30,665	411,642	1,759	23,406
Net increase (decrease)	274,667	$3,602,628	(495,145)	$(6,551,689)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	764	$10,233	7,121,532	$95,503,205
Shares repurchased	(8,939)	(119,853)	(13,620,231)	(182,061,405)
Dividends reinvested	3,426	45,893	1,699,846	22,790,543
Net increase (decrease)	(4,749)	$(63,727)	(4,798,853)	$(63,767,657)

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	20,657	$275,383
Shares repurchased	(158,975)	(2,103,587)
Dividends reinvested	37,394	493,864
Net increase (decrease)	(100,924)	$(1,334,340)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,321,482	$17,542,726
Shares repurchased	(7)	(94)	(1,816,641)	(24,098,100)
Dividends reinvested	20	261	340,345	4,497,577
Net increase (decrease)	13	$167	(154,814)	$(2,057,797)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	76,464	$975,442	—	$—
Shares repurchased	(324,877)	(4,184,860)	(26,195)	(332,457)
Shares converted	571,955	7,160,878	(571,955)	(7,160,878)
Dividends reinvested	68,695	879,247	1,494	18,907
Net increase (decrease)	392,237	$4,830,707	(596,656)	$(7,474,428)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,163,878	$53,245,690
Shares repurchased	—	—	(6,529,515)	(83,530,590)
Dividends reinvested	34	439	621,597	7,959,328
Net increase (decrease)	34	$439	(1,744,040)	$(22,325,572)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Global Fixed Income Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	1,562	$15,760
Shares repurchased	(208,129)	(2,102,494)
Dividends reinvested	21,419	215,768
Net increase (decrease)	(185,148)	$(1,870,966)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	166	$1,661	934,007	$9,426,828
Shares repurchased	(25,596)	(258,588)	(2,934,304)	(29,608,726)
Dividends reinvested	2,060	20,659	300,047	3,020,105
Net increase (decrease)	(23,370)	$(236,268)	(1,700,250)	$(17,161,793)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	4,548	$44,784	—	$—
Shares repurchased	(474,557)	(4,596,044)	(5,315)	(51,730)
Shares converted	234,309	2,244,679	(234,309)	(2,244,679)
Dividends reinvested	40,288	390,860	472	4,578
Net increase (decrease)	(195,412)	$(1,915,721)	(239,152)	$(2,291,831)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,082	$10,460	3,449,427	$33,412,383
Shares repurchased	(26,046)	(253,340)	(9,208,762)	(89,145,505)
Dividends reinvested	4,159	40,162	590,533	5,723,899
Net increase (decrease)	(20,805)	$(202,718)	(5,168,802)	$(50,009,223)

PACE High Yield Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	14,995	$145,066
Shares repurchased	(65,218)	(633,436)
Dividends reinvested	10,721	104,027
Net increase (decrease)	(39,502)	$(384,343)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	964,060	$9,367,684
Shares repurchased	—	—	(3,024,394)	(29,374,940)
Dividends reinvested	1,796	17,499	862,598	8,371,709
Net increase (decrease)	1,796	$17,499	(1,197,736)	$(11,635,547)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	84,657	$812,348	106	$2,177
Shares repurchased	(119,346)	(1,139,306)	(3,075)	(30,011)
Shares converted	231,878	2,260,808	(232,116)	(2,260,808)
Dividends reinvested	18,834	180,296	1,021	9,961
Net increase (decrease)	216,023	$2,114,146	(234,064)	$(2,278,681)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,797	$17,322	2,801,144	$27,030,357
Shares repurchased	(1,806)	(17,589)	(8,833,556)	(84,780,414)
Dividends reinvested	3,185	30,663	1,731,661	16,618,665
Net increase (decrease)	3,176	$30,396	(4,300,751)	$(41,131,392)

PACE Large Co Value Equity Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	4,041	$87,562
Shares repurchased	(371,437)	(8,069,454)
Dividends reinvested	240,530	5,236,332
Net increase (decrease)	(126,866)	$(2,745,560)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	16,660	$357,640	1,161,361	$25,041,513
Shares repurchased	(44,679)	(991,953)	(4,297,538)	(93,444,027)
Dividends reinvested	44,229	964,187	2,490,829	53,976,259
Net increase (decrease)	16,210	$329,874	(645,348)	$(14,426,255)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	42,928	$856,514	—	$—
Shares repurchased	(700,405)	(15,004,288)	(10,339)	(249,572)
Shares converted	453,282	10,475,342	(452,890)	(10,475,342)
Dividends reinvested	497,284	9,513,035	—	—
Net increase (decrease)	293,089	$5,840,603	(463,229)	$(10,724,914)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	10,208	$215,995	4,207,759	$89,207,918
Shares repurchased	(51,946)	(1,175,169)	(12,467,562)	(263,702,204)
Dividends reinvested	80,631	1,544,086	5,165,407	98,400,996
Net increase (decrease)	38,893	$584,912	(3,094,396)	$(76,093,290)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	9,069	$209,320
Shares repurchased	(144,857)	(3,412,230)
Dividends reinvested	307,069	6,598,913
Net increase (decrease)	171,281	$3,396,003

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,997	$246,859	1,008,269	$24,796,786
Shares repurchased	(24,275)	(612,102)	(5,016,961)	(124,824,180)
Dividends reinvested	103,502	2,366,066	6,724,936	152,050,806
Net increase (decrease)	89,224	$2,000,823	2,716,244	$52,023,412

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	30,549	$668,045	—	$—
Shares repurchased	(272,878)	(6,321,470)	(7,623)	(168,838)
Shares converted	95,323	2,503,193	(118,973)	(2,503,193)
Dividends reinvested	375,371	7,376,046	—	—
Net increase (decrease)	228,365	$4,225,814	(126,596)	$(2,672,031)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,949	$208,944	3,285,826	$78,479,157
Shares repurchased	(44,108)	(1,150,460)	(14,191,463)	(341,166,563)
Dividends reinvested	115,927	2,400,843	9,078,415	186,198,295
Net increase (decrease)	80,768	$1,459,327	(1,827,222)	$(76,489,111)

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	559	$10,853
Shares repurchased	(62,000)	(1,147,389)
Dividends reinvested	5,140	99,619
Net increase (decrease)	(56,301)	$(1,036,917)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	652,656	$12,579,268
Shares repurchased	(520)	(10,212)	(2,001,083)	(38,805,507)
Dividends reinvested	71	1,447	159,879	3,197,379
Net increase (decrease)	(449)	$(8,765)	(1,188,548)	$(23,028,860)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,369	$56,989	—	$—
Shares repurchased	(187,425)	(3,450,785)	(7,006)	(121,946)
Shares converted	162,283	3,190,489	(198,660)	(3,190,489)
Dividends reinvested	62,494	994,908	—	—
Net increase (decrease)	40,721	$791,601	(205,666)	$(3,312,435)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,938	$36,280	2,328,781	$43,641,955
Shares repurchased	(4,105)	(76,022)	(5,911,099)	(110,131,915)
Dividends reinvested	703	11,697	1,481,136	24,335,068
Net increase (decrease)	(1,464)	$(28,045)	(2,101,182)	$(42,154,892)

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	5,009	$76,442
Shares repurchased	(105,669)	(1,669,763)
Dividends reinvested	219,194	3,206,806
Net increase (decrease)	118,534	$1,613,485

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	630,739	$10,889,321
Shares repurchased	—	—	(2,594,742)	(45,249,105)
Dividends reinvested	408	6,744	3,356,487	53,905,176
Net increase (decrease)	408	$6,744	1,392,484	$19,545,392

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	27,525	$399,835	—	$—
Shares repurchased	(222,595)	(3,753,894)	(2,904)	(47,633)
Shares converted	134,528	2,546,611	(176,725)	(2,546,611)
Dividends reinvested	261,497	3,687,103	—	—
Net increase (decrease)	200,955	$2,879,655	(179,629)	$(2,594,244)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,968,714	$34,903,374
Shares repurchased	—	—	(7,455,292)	(135,724,890)
Dividends reinvested	432	6,763	4,380,256	66,798,900
Net increase (decrease)	432	$6,763	(1,106,322)	$(34,022,616)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Equity Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	305	$4,778
Shares repurchased	(183,040)	(2,843,487)
Dividends reinvested	36,877	578,238
Net increase (decrease)	(145,858)	$(2,260,471)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,619	$86,855	2,009,988	$30,368,417
Shares repurchased	(36,545)	(566,569)	(5,828,148)	(88,840,749)
Dividends reinvested	21,225	330,678	1,574,500	24,467,737
Net increase (decrease)	(9,701)	$(149,036)	(2,243,660)	$(34,004,595)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	10,712	$166,889	—	$—
Shares repurchased	(276,625)	(4,207,906)	(1,594)	(26,813)
Shares converted	115,113	1,816,483	(117,648)	(1,816,483)
Dividends reinvested	139,119	1,893,415	—	—
Net increase (decrease)	(11,681)	$(331,119)	(119,242)	$(1,843,296)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	6,764	$100,731	6,333,654	$95,783,724
Shares repurchased	(96,733)	(1,473,949)	(15,156,492)	(227,077,218)
Dividends reinvested	69,246	936,899	5,319,768	71,816,872
Net increase (decrease)	(20,723)	$(436,319)	(3,503,070)	$(59,476,622)

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	2,427	$33,251
Shares repurchased	(11,326)	(151,666)
Dividends reinvested	2,597	36,093
Net increase (decrease)	(6,302)	$(82,322)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,025	$40,655	1,018,784	$13,490,946
Shares repurchased	(40,042)	(537,849)	(2,820,634)	(37,524,003)
Dividends reinvested	4,804	67,299	270,633	3,772,621
Net increase (decrease)	(32,213)	$(429,895)	(1,531,217)	$(20,260,436)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	18,718	$240,569	—	$—
Shares repurchased	(41,844)	(533,944)	(1,533)	(18,743)
Shares converted	85,379	1,051,873	(92,758)	(1,051,873)
Dividends reinvested	4,949	58,692	—	—
Net increase (decrease)	67,202	$817,190	(94,291)	$(1,070,616)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,476	$161,834	3,617,354	$46,388,943
Shares repurchased	(72,734)	(960,362)	(7,302,729)	(93,012,813)
Dividends reinvested	9,670	115,455	533,943	6,343,244
Net increase (decrease)	(50,588)	$(683,073)	(3,151,432)	$(40,280,626)

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	591,661	$4,498,968
Shares repurchased	(16,399)	(131,880)	(1,523,525)	(11,662,234)
Dividends reinvested	1,937	14,699	764,131	5,562,874
Net increase (decrease)	(14,462)	$(117,181)	(167,733)	$(1,600,392)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	10,035	$78,076	—	$—
Shares repurchased	(18,188)	(137,219)	(527)	(3,840)
Shares converted	21,450	151,439	(22,402)	(151,439)
Dividends reinvested	1,719	12,036	—	—
Net increase (decrease)	15,016	$104,332	(22,929)	$(155,279)

	Class P
	Shares	Amount
Shares sold	1,626,329	$11,719,004
Shares repurchased	(4,564,600)	(32,825,081)
Dividends reinvested	602,460	4,054,557
Net increase (decrease)	(2,335,811)	$(17,051,520)

PACE Alternative Strategies Investments
For the six months ended January 31, 2020:

	Class A
	Shares	Amount
Shares sold	1,562	$16,583
Shares repurchased	(91,732)	(975,292)
Net increase (decrease)	(90,170)	$(958,709)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	259	$2,753	1,613,855	$17,067,478
Shares repurchased	(215)	(2,267)	(4,835,392)	(51,141,572)
Dividends reinvested	75	801	81,482	862,892
Net increase (decrease)	119	$1,287	(3,140,055)	$(33,211,202)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	71,875	$747,005	—	$—
Shares repurchased	(498,434)	(5,167,853)	(38,283)	(386,068)
Shares converted	526,736	5,615,005	(564,890)	(5,615,005)
Dividends reinvested	27,418	275,555	—	—
Net increase (decrease)	127,595	$1,469,712	(603,173)	$(6,001,073)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,648	$27,560	5,803,947	$60,397,943
Shares repurchased	(17,701)	(186,333)	(15,061,398)	(156,643,227)
Dividends reinvested	1,188	11,917	1,445,099	14,436,543
Net increase (decrease)	(13,865)	$(146,856)	(7,812,352)	$(81,808,741)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2019 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS Government Money Market Investments Fund	$—	$3,456,399	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	13,128,539	—	—
PACE Intermediate Fixed Income Investments	—	10,150,332	—	—
PACE Strategic Fixed Income Investments	—	25,314,282	—	—
PACE Municipal Fixed Income Investments	9,779,044	185,452	559,288	—
PACE Global Fixed Income Investments	—	6,703,499	—	—
PACE High Yield Investments	—	18,379,290	—	—
PACE Large Co Value Equity Investments	—	20,996,921	96,236,592	—
PACE Large Co Growth Equity Investments	—	11,975,253	196,296,544	—
PACE Small/Medium Co Value Equity Investments	—	14,884,474	12,183,000	—
PACE Small/Medium Co Growth Equity Investment	—	19,217,846	55,753,551	—
PACE International Equity Investments	—	37,385,211	41,880,620	—
PACE International Emerging Markets Equity Investments	—	6,936,456	—	—
PACE Global Real Estate Securities Investments	—	4,383,008	—	—
PACE Alternative Strategies Investments	—	12,689,145	3,021,999	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2020.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at January 31, 2020 were as follows:

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Government Money Market Investments Fund	$265,377,127	$—	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	508,025,570	115,637,985	(4,096,841)	111,541,144
PACE Intermediate Fixed Income Investments	369,052,224	20,965,968	(4,883,477)	16,082,491
PACE Strategic Fixed Income Investments	1,117,886,992	53,675,814	(13,650,836)	40,024,978
PACE Municipal Fixed Income Investments	317,116,031	24,240,514	(252,355)	23,988,159
PACE Global Fixed Income Investments	409,966,911	18,484,769	(6,800,756)	11,684,013
PACE High Yield Investments	309,616,502	9,745,799	(13,774,495)	(4,028,696)
PACE Large Co Value Equity Investments	991,610,536	168,372,464	(62,526,286)	105,846,178
PACE Large Co Growth Equity Investments	873,746,824	349,548,341	(5,066,838)	344,481,503
PACE Small/Medium Co Value Equity Investments	378,334,317	86,936,825	(31,154,012)	55,782,813
PACE Small/Medium Co Growth Equity Investments	410,802,501	72,520,284	(18,884,843)	53,635,441
PACE International Equity Investments	991,004,619	159,120,912	(87,659,741)	71,461,171
PACE International Emerging Markets Equity Investments	337,288,647	57,370,342	(20,173,128)	37,197,214
PACE Global Real Estate Securities Investments	116,262,651	9,231,008	(3,616,999)	5,614,009
PACE Alternative Strategies Investments	464,518,910	35,446,815	(27,682,501)	7,764,314

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2019, the following Portfolios had post-enactment net capital losses that will be carried forward indefinitely as follows:

Portfolio	Short-term	Long-term	Total
UBS Government Money Market Investments Fund	$971	$—	$971
PACE Mortgage-Backed Securities Fixed Income Investments	4,006,711	18,087,704	22,094,415
PACE Intermediate Fixed Income Investments	3,888,435	2,528,080	6,416,515
PACE Strategic Fixed Income Investments	15,287,423	4,791,805	20,079,228
PACE Global Fixed Income Investments	6,860,419	1,225,165	8,085,584
PACE High Yield Investments	—	4,186,219	4,186,219
PACE International Emerging Markets Equity Investments	40,627,008	—	40,627,008
PACE Global Real Estate Securities Investments	684,038	5,457,535	6,141,573

At July 31, 2019, the following Portfolios utilized capital loss carry forwards to offset current year realized gains:

Portfolio	Capital loss carryforwards utilized
UBS Government Money Market Investments Fund	$135
PACE Mortgage-Backed Securities Fixed Income Investments	1,215,750
PACE Stategic Fixed Income Investments	260,490
PACE High Yield Investments	1,460,382

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2019, the following Portfolios incurred, and elected to defer losses of the following:

	Late year ordinary	Post October capital losses
	losses	Short-term	Long-Term
PACE Large Co Growth Equity Investments	$183,101	$—	$—
PACE Small/Medium Co Value Equity Investments	—	8,981,294	(8,515,458)
PACE Small/Medium Co Growth Equity Investments	1,618,585	—	—
PACE International Equity Investments	—	3,840,645	2,137,892
PACE Alternative Strategies Investments	264,364	972,479	3,659,575

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of January 31, 2020, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Portfolio's policy to record any significant foreign tax exposures in the financial statements. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended January 31, 2020, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2019, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent Event

At the recommendation of UBS AM, the Trust's Board of Trustees has appointed DLD Asset Management, LP ("DLD") and Magnetar Asset Management LLC ("Magnetar") to serve as new subadvisors to PACE Alternative Strategies Investments. DLD and Magnetar assumed investment advisory responsibility with respect to separate portions of PACE Alternative Strategies Investments' portfolio effective on February 14, 2020.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolios, except UBS Government Money Market Investments Fund, filed their complete schedules of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORTEX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568. UBS Government Money Market Investments Fund, filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year through August 1, 2019 on Form N-Q. Effective August 1, 2019, Form N-Q is no longer required to be filed. The Portfolio's historical filings on Form N-Q are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, UBS Government Money Market Investments Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. Investors also may find additional information about this Portfolio at the above referenced UBS Website internet address.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of management/sub-advisory agreements/amendments (unaudited)

September 2019 Board Meeting

J.P. Morgan Investment Management Inc.

Trustees' considerations

At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 24-25, 2019, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered the approval of an amendment of the sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and J.P. Morgan Investment Management, Inc. ("J.P. Morgan") (the "Sub-Advisory Agreement") with respect to a series of the Trust, PACE Large Co Growth Equity Investments (the "Fund"). Management discussed with the board its proposal to lower the rate of the sub-advisory fee payable by UBS AM to J.P. Morgan, which would be effective retroactively as of September 1, 2019. Since the board had approved the renewal of the Sub-Advisory Agreement at a meeting held on July 23-24, 2019 (the "July Meeting"), and, other than as discussed below, there had been no material changes in the information presented, the board addressed certain of the relevant considerations, including consideration of the nature, extent and quality of the services under the Sub-Advisory Agreement, fund performance, economies of scale and other benefits that J.P. Morgan could receive from its association with the Fund, by reference to their considerations and determinations at the July Meeting. The board also received a memorandum discussing the proposed amendment to the Sub-Advisory Agreement.

UBS AM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by UBS AM or J.P. Morgan. The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to J.P. Morgan in light of the nature, extent and quality of the sub-advisory services provided by J.P. Morgan. The board noted that the proposed contractual sub-advisory fee would reduce the overall fee rate payable and result in a lower sub-advisory fee to be paid by UBS AM out of the management fee paid to it by the Fund. The board indicated that it would further consider the implications, if any, of this lower sub-advisory expense to UBS AM, among other matters, when it engages in its next full UBS AM management contract review, or before if appropriate. In this regard, it was noted that UBS AM provides updated profitability data on the Fund on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

The board, including a majority of the Independent Trustees, approved the amendment of the Sub-Advisory Agreement for the Fund. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve amendment of the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of management/sub-advisory agreements/amendments (unaudited)

November 2019 Board Meeting

PACE Select Advisors Trust—UBS Government Money Market Investments Fund

At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 19-20, 2019, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered the approval of an amendment of the investment management and administration agreement (the "Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust (the "Agreement") with respect to a series of the Trust, UBS Government Money Market Investments Fund (formerly known as PACE Government Money Market Investments) (the "Fund"). Management discussed with the board its proposal to lower the rate of the contractual advisory fee payable by the Fund to UBS AM, to become effective on November 27, 2019. Since the board had approved the renewal of the Agreement at a meeting held on July 23-24, 2019 (the "July Meeting"), and, other than as discussed below, there had been no material changes in the information presented, the board addressed certain of the relevant considerations, including consideration of the nature, extent and quality of the services under the Agreement, fund performance, economies of scale and other benefits that UBS AM could receive from its association with the Fund, by reference to their considerations and determinations at the July Meeting. The board also received a memorandum discussing UBS AM's reasons for recommending the proposed amendment to the Agreement.

UBS AM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by UBS AM. The board reviewed and considered the proposed contractual advisory fee to be payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory services provided by UBS AM. The board noted that, due to the waiver arrangement currently in place, UBS AM may waive its advisory fee less frequently if the proposed amendment is approved.

The board, including a majority of the Independent Trustees, approved the amendment of the Agreement for the Fund. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve amendment of the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of management/sub-advisory agreements/amendments (unaudited)

November 2019 Board Meeting

DLD Asset Management, LP

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 19-20, 2019, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and DLD Asset Management, LP ("DLD") (the "Sub-Advisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management discussed with the board its proposal to reduce the target allocation of the Portfolio's assets managed by UBS AM, terminate Standard Life Investments (Corporate Funds) Limited as a sub-advisor (subject to a separate, future board authorization at an appropriate time) and to reallocate the resulting difference in proposed target allocations to DLD. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending DLD as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by DLD to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of DLD as a sub-advisor to the Portfolio, including its "due diligence" concerning DLD and its belief that DLD's convertible arbitrage strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's overall diversification and introducing a new source of alpha for investors. The board also received materials from DLD detailing its investment philosophy and met with representatives of DLD, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to DLD in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by DLD. The board noted that the proposed contractual sub-advisory fee would result in a net increase in the sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by DLD. The board also noted that, as DLD would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of DLD or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of management/sub-advisory agreements/amendments (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to DLD—The board was informed by management that DLD's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that DLD would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that DLD could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of management/sub-advisory agreements/amendments (unaudited)

November 2019 Board Meeting

RWC Asset Advisors (US) LLC ("RWC")

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 19-20, 2019, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and RWC Asset Advisors (US) LLC ("RWC") (the "Sub-Advisory Agreement") with respect to PACE International Emerging Markets Equity Investments (the "Portfolio"). Management noted that Schroder International Holdings Limited ("Schroders"), which owns a minority equity interest in RWC, has proposed to sell its stake in RWC, subject to regulatory approvals, to Lincoln Peak Capital Management, LLC and employees of RWC and its affiliates (the "Transaction"). Management explained that because the expected change in ownership would constitute an "assignment," the current sub-advisory agreement between UBS AM and RWC with respect to the Portfolio (the "Current Sub-Advisory Agreement") would terminate automatically upon consummation of the Transaction and, if approved, the proposed Sub-Advisory Agreement would become effective. Management stated that the proposed Sub-Advisory Agreement has substantially the same terms as the Current Sub-Advisory Agreement, including the fee rates payable thereunder. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending that RWC continue to serve as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by RWC to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending that RWC continue to serve as a sub-advisor to the Portfolio, including that there were no expected material changes with respect to the current investment team or its management of the Portfolio as a result of the Transaction. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board was also able to draw on its knowledge of the current investment team members, including materials it previously received from, and meetings it previously held with, representatives of RWC who discussed with the board the investment philosophy and the backgrounds and qualifications of the investment team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to RWC in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by RWC. The board noted that the sub-advisory fee rate in the Sub-Advisory Agreement was the same as that in the Current Sub-Advisory Agreement. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board noted that it previously received and considered performance information provided by UBS AM, including relative performance information from independent providers of investment company data. The board also noted that UBS AM believes that the Portfolio's investment team would continue to perform at the same level as it did prior to the Transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

PACE Select Advisors Trust

Board approvals of management/sub-advisory agreements/amendments (unaudited)

Advisor profitability—Profitability of RWC or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the contractual sub-advisory fee paid by UBS AM to RWC would be the same as the fee that was paid by UBS AM under the Current Sub-Advisory Agreement.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to RWC—The board was informed by management that RWC's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that RWC would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that RWC could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2020. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S276

UBS Government Money Market Investments Fund

Semiannual Report | January 31, 2020

UBS Government Money Market Investments Fund

March 16, 2020

Dear Shareholder,

We present you with the semiannual report for UBS Government Money Market Investments Fund (the "Fund" or "Portfolio") for the 6 months ended January 31, 2020 (the "reporting period").

Performance

The seven-day current yield for the Fund as of January 31, 2020 was 0.99% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 6. Please remember that the PACE program fee, or other advisory fee to which your account is subject, is assessed outside the Portfolio at the account level. The program fee does not impact the determination of the Fund's net asset value per share.

Advisor's Comments

The US Federal Reserve Board (the "Fed") proactively addressed moderating growth with a "dovish

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust—UBS Government Money Market Investments Fund (formerly PACE Government Money Market Investments)

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers and related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS Government Money Market Investments Fund

pivot" in January 2019. In particular, after raising interest rates four times in 2018, the Fed indicated it would pause from additional rate hikes. After analyzing incoming economic data for several months, the Fed pulled the trigger and lowered the federal funds rate at its meetings in July, September and October 2019. After the reporting period ended, the Fed took a number of aggressive actions in an attempt to spur the economy and keep the markets functioning properly. First, on March 3, the Fed lowed the federal funds rate from a range between 1.50% and 1.75% to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. In addition, the Fed announced that, "over coming months the Committee will increase its holdings of Treasury securities by at least $500 billion and its holdings of agency mortgage-backed securities by at least $200 billion." Against this backdrop, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 34 days. This was 39 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We reduced the Portfolio's exposure to US government and agency obligations and increased allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Since the end of the reporting period, more information has come to light with respect to the spread of the coronavirus, and as we write this, events are still unfolding. Market participants are attempting to digest the magnitude and breadth of the potential impact of COVID-19 on the global economy along with what has been widespread responses from central banks and officials globally. We have recently been placed in a state of national emergency, and we wish all shareholders well in navigating the current challenges.

2

UBS Government Money Market Investments Fund

We thank you for your continued support and welcome any comments or questions you may have. For any additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President PACE Select Advisors Trust Executive Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, UBS Government Money Market Investments Fund Managing Director, UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 6 month period ended January 31, 2020. The views and opinions in the letter were current as of March 16, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

3

UBS Government Money Market Investments Fund

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2019 to January 31, 2020.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

4

UBS Government Money Market Investments Fund

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2019	Ending account value January 31, 2020	Expenses paid during period 08/01/19 to 01/31/20[1]	Expense ratio during the period
Actual	$1,000.00	$1,006.40	$3.03	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.12	3.05	0.60

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

5

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—January 31, 2020
(unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.99%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	1.00
Seven-day current yield before fee waivers and/or expense reimbursements[1]	0.89
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	0.90
Weighted average maturity[2]	39 days
Portfolio composition[3]
U.S. government agency obligations	51.8%
U.S. treasury obligations	6.8
Repurchase agreements	41.2
Other assets less liabilities	0.2
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund's sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund, and you should not expect that the portfolio's sponsor will provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

6

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7

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2020

(unaudited)

	Face amount	Value
U.S. government agency obligations—51.8%
Federal Farm Credit Bank
1.550%, due 08/04/20[1]	$2,000,000	$1,984,242
SOFR + 0.080%,
1.660%, due 11/27/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR + 0.020%,
1.719%, due 09/09/20[2]	2,000,000	1,999,375
Federal Home Loan Bank
1.530%, due 05/01/20[1]	2,000,000	1,992,520
1.532%, due 04/13/20[1]	6,000,000	5,982,127
1.538%, due 04/08/20[1]	2,500,000	2,493,058
1.541%, due 04/15/20[1]	1,000,000	996,918
1.550%, due 04/01/20[1]	2,500,000	2,493,757
1.550%, due 04/17/20[1]	2,000,000	1,993,628
1.550%, due 05/08/20[1]	5,500,000	5,477,503
1.555%, due 04/03/20[1]	1,000,000	997,408
1.560%, due 03/11/20[1]	2,500,000	2,495,992
1.560%, due 07/15/20[1]	3,000,000	2,978,810
1.565%, due 02/24/20[1]	2,000,000	1,998,174
1.565%, due 03/03/20[1]	2,000,000	1,997,479
1.565%, due 04/24/20[1]	3,000,000	2,989,436
1.565%, due 04/29/20[1]	2,500,000	2,490,653
1.565%, due 07/06/20[1]	2,000,000	1,986,611
1.569%, due 02/19/20[1]	2,000,000	1,998,605
1.570%, due 06/01/20[1]	2,000,000	1,989,621
1.570%, due 06/12/20[1]	2,000,000	1,988,661
1.570%, due 07/07/20[1]	3,500,000	3,476,341
1.570%, due 07/31/20[1]	2,000,000	1,984,387
1.571%, due 02/21/20[1]	2,000,000	1,998,429
1.573%, due 05/01/20[1]	1,000,000	996,155
1.575%, due 04/03/20[1]	1,000,000	997,375
1.580%, due 02/06/20[1]	3,000,000	2,999,605
1.580%, due 03/18/20[1]	2,000,000	1,996,138
1.580%, due 06/10/20[1]	1,920,000	1,909,214

8

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2020

(unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
1.585%, due 02/12/20[1]	$5,000,000	$4,998,019
1.585%, due 04/15/20[1]	2,000,000	1,993,660
1.586%, due 03/04/20[1]	1,500,000	1,498,017
1.590%, due 02/05/20[1]	2,000,000	1,999,823
1.590%, due 02/10/20[1]	1,000,000	999,691
1.590%, due 06/17/20	3,000,000	2,999,876
1.590%, due 08/10/20[1]	1,000,000	991,652
1.595%, due 04/08/20[1]	1,000,000	997,120
1.595%, due 06/26/20[1]	1,000,000	993,620
1.600%, due 02/26/20[1]	400,000	399,591
1.600%, due 03/30/20[1]	1,500,000	1,496,267
SOFR + 0.020%,
1.600%, due 05/14/20[2]	800,000	800,000
SOFR + 0.020%,
1.600%, due 05/22/20[2]	1,000,000	1,000,000
1.600%, due 05/22/20[1]	3,500,000	3,483,044
1.600%, due 06/02/20[1]	1,000,000	994,667
SOFR + 0.025%,
1.605%, due 04/22/20[2]	2,000,000	2,000,000
1.605%, due 05/20/20[1]	500,000	497,615
SOFR + 0.030%,
1.610%, due 08/21/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.050%,
1.611%, due 01/27/21[2]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.070%,
1.614%, due 06/12/20[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.040%,
1.618%, due 12/18/20[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.040%,
1.629%, due 12/17/20[2]	1,250,000	1,250,000
SOFR + 0.060%,
1.640%, due 05/06/20[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.015%,
1.643%, due 05/20/20[2]	2,000,000	2,000,000

9

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2020

(unaudited)

	Face amount	Value
U.S. government agency obligations—(continued)
SOFR + 0.065%,
1.645%, due 03/26/20[2]	$2,000,000	$2,000,000
1 mo. USD LIBOR - 0.040%,
1.659%, due 01/08/21[2]	2,500,000	2,500,000
SOFR + 0.080%,
1.660%, due 05/11/20[2]	3,000,000	3,000,000
1.670%, due 04/03/20[1]	8,000,000	7,977,733
1 mo. USD LIBOR - 0.020%,
1.672%, due 05/08/20[2]	2,500,000	2,500,000
SOFR + 0.100%,
1.680%, due 07/17/20[2]	1,000,000	1,000,000
SOFR + 0.120%,
1.700%, due 10/07/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR + 0.050%,
1.711%, due 03/26/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR + 0.060%,
1.774%, due 07/07/20[2]	2,000,000	2,000,000
1 mo. USD LIBOR + 0.065%,
1.846%, due 07/02/20[2]	1,000,000	1,000,000
1.960%, due 02/07/20[1]	850,000	849,815
Federal Home Loan Mortgage Corp.
SOFR + 0.005%,
1.585%, due 05/13/20[2]	2,000,000	2,000,000
1.650%, due 03/18/20[1]	3,000,000	2,993,950
1.690%, due 02/20/20[1]	2,000,000	1,998,404
Total U.S. government agency obligations (cost—$137,894,786)		137,894,786
U.S. treasury obligations—6.8%
U.S. Treasury Bills
1.696%, due 03/05/20[1]	1,000,000	998,570
1.702%, due 04/09/20[1]	1,000,000	996,975
1.702%, due 04/09/20[1]	2,000,000	1,993,840
1.725%, due 04/02/20[1]	1,000,000	997,235
1.889%, due 03/12/20[1]	1,500,000	1,497,078
U.S. Treasury Notes
1.125%, due 03/31/20	1,000,000	998,824

10

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2020

(unaudited)

	Face amount	Value
U.S. treasury obligations—(concluded)
1.125%, due 04/30/20	$1,000,000	$998,236
1.375%, due 04/30/20	1,000,000	999,258
1.375%, due 05/31/20	1,000,000	999,278
1.375%, due 08/31/20	1,000,000	998,462
1.375%, due 09/30/20	1,000,000	998,137
3 mo. Treasury money market yield + 0.220%,
1.756%, due 07/31/21[2]	2,000,000	1,998,703
3 mo. Treasury money market yield + 0.300%,
1.836%, due 10/31/21[2]	500,000	500,509
2.250%, due 03/31/20	1,000,000	1,000,857
2.375%, due 04/30/20	1,000,000	1,001,178
2.625%, due 08/15/20	1,000,000	1,005,201
Total U.S. treasury obligations (cost—$17,982,341)		17,982,341
Repurchase agreements—41.2%
Repurchase agreement dated 01/31/20 with Goldman Sachs & Co., 1.560% due 02/03/20, collateralized by $92,410,275 U.S. Treasury Bond STRIPS, Zero Coupon due 11/15/25 to 05/15/46, $57,768,500 U.S. Treasury Bond Principal STRIPS, Zero Coupon due 11/15/43 to 08/15/46, $407,000 U.S. Treasury Note Principal STRIPS, Zero Coupon due 05/15/20; (value—$111,690,001); proceeds: $109,514,235 (cost—$109,500,000)	109,500,000	109,500,000
Total investments (cost—$265,377,127 which approximates cost for federal income tax purposes)—99.8%		265,377,127
Other assets in excess of liabilities—0.2%		508,649
Net assets—100.0%		$265,885,776

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 12.

11

UBS Government Money Market Investments Fund

Portfolio of investments—January 31, 2020

(unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$137,894,786	$—	$137,894,786
U.S. treasury obligations	—	17,982,341	—	17,982,341
Repurchase agreements	—	109,500,000	—	109,500,000
Total	$—	$265,377,127	$—	$265,377,127

At January 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

Portfolio acronyms

LIBOR  London Interbank Offered Rate

SOFR  Secured Overnight Financing Rate

STRIP  Separate Trading of Registered Interest and Principal of Securities

USD  United States Dollar

See accompanying notes to financial statements
12

UBS Government Money Market Investments Fund

Statement of assets and liabilities

January 31, 2020 (unaudited)

Assets:
Investments, at value (cost—$155,877,127)	$155,877,127
Repurchase agreements, at value (cost—$109,500,000)	109,500,000
Total investments in securities, at value (cost—$265,377,127)	265,377,127
Cash	43,554
Receivable for fund shares sold	1,252,175
Receivable for interest	134,710
Other assets	10,675
Total assets	266,818,241
Liabilities:
Payable for fund shares redeemed	536,064
Dividends payable to shareholders	124,488
Payable to affiliate	36,513
Payable to custodian	679
Accrued expenses and other liabilities	234,721
Total liabilities	932,465
Net assets	265,885,776
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$265,887,339
Distributable earnings (losses)	(1,563)
Net assets	$265,885,776
Shares outstanding	265,886,149
Net asset value	$1.00

See accompanying notes to financial statements
13

UBS Government Money Market Investments Fund

Statement of operations

For the six months ended January 31, 2020 (unaudited)
Investment income:
Interest	$1,903,125
Expenses:
Investment management and administration fees	316,997
Transfer agency and related services fees	378,648
Custody and fund accounting fees	8,763
Trustees fees	9,763
Professional services fees	52,650
Printing and shareholder report fees	33,259
Federal and state registration fees	16,655
Insurance expense	681
Other expense	27,835
845,251
Fee waivers and/or expense reimbursements by investment manager and administrator	(237,618)
Net expenses	607,633
Net investment income (loss)	1,295,492
Net increase (decrease) in net assets resulting from operations	$1,295,492

See accompanying notes to financial statements
14

UBS Government Money Market Investments Fund

Statement of changes in net assets

	For the six months ended January 31, 2020 (unaudited)	For the year ended July 31, 2019
From operations:
Net investment income (loss)	$1,295,492	$3,456,399
Net realized gain (loss)	—	135
Net increase (decrease) in net assets resulting from operations	1,295,492	3,456,534
Total distributions	(1,295,492)	(3,456,399)
Net increase (decrease) in net assets from beneficial interest transactions	81,283,848	(4,192,193)
Net increase (decrease) in net assets	81,283,848	(4,192,058)
Net assets:
Beginning of period	184,601,928	188,793,986
End of period	$265,885,776	$184,601,928

See accompanying notes to financial statements
15

UBS Government Money Market Investments Fund

Financial highlights

Selected financial data throughout each period is presented below:

Class P

Six months ended January 31, 2020
(unaudited)
Net asset value, beginning of period	$1.00
Net investment income (loss)	0.007
Net realized gain (loss)	—
Net increase (decrease) from operations	0.007
Dividends from net investment income	(0.007)
Distributions from net realized gains	—
Total dividends and distributions	(0.007)
Net asset value, end of period	$1.00
Total investment return[2]	0.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.83%[3]
Expenses after fee waivers and/or expense reimbursements	0.60%[3]
Net investment income	1.28%[3]
Supplemental data:
Net assets, end of period (000's)	$265,886

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements
16

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.017	0.008	0.000[1]	0.000[1]	0.000[1]
Net realized gain (loss)	0.000[1]	0.000[1]	(0.000)[1]	0.000[1]	—
Net increase (decrease) from operations	0.017	0.008	0.001	0.000[1]	0.000[1]
Dividends from net investment income	(0.017)	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	—	—	(0.000)[1]	—
Total dividends and distributions	(0.017)	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	1.72%	0.83%	0.11%	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%	0.89%	0.95%	0.96%	0.93%
Expenses after fee waivers and/or expense reimbursements	0.60%	0.60%	0.52%	0.26%	0.14%
Net investment income	1.71%	0.82%	0.12%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$184,602	$188,794	$199,585	$182,977	$168,503

17

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS Government Money Market Investments Fund (formerly PACE Government Money Market Investments), (the "Portfolio") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Portfolio. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet

18

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

occurred. However, the Portfolio has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018. Management has assessed the potential impact of these changes, and the changes are incorporated within the financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has assessed the potential impact of these changes, and the changes are incorporated within the financial statements.

19

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7") the Portfolio has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Portfolio values its investments at amortized cost unless the Portfolio's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Portfolio's Portfolio of investments.

Constant net asset value per share—The Portfolio attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to

20

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 of the 1940 Act or a Portfolio's investment strategies and limitations may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes

21

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks.

The Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by

22

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

economic and political developments particular to a specific industry, country, state or region.

Subsequent to the fiscal period end, the global markets have been negatively impacted by the evolving news of the spread of the public health condition known as coronavirus (COVID-19). This situation continues to be fluid and the extent of the impact will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the repercussions on the financial markets of restrictions and advisories related to containing the outbreak, and (iii) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the coronavirus outbreak continues for an extended period of time, the Portfolios' investment and performance results may be adversely affected.

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% from August 1, 2019 to November 26, 2019 and as of November 27, 2019 at 0.25% of the Portfolio's average daily net assets. At January 31, 2020, UBS AM is owed $36,513 from the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2020 at a level not to exceed 0.60%. For the period ended January 31, 2020, UBS AM waived $166,711 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed

23

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At January 31, 2020, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2020	Expires July 31, 2021	Expires July 31, 2022	Expires July 31, 2023
$1,651,134	$670,937	$409,180	$404,306	$166,711

No amount was repaid back to UBS AM in the past year.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended January 31, 2020, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $1,688,018. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

24

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

UBS Financial Services Inc. has voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to UBS Government Money Market Investments Fund so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. For the period ended January 31, 2020, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $62,190, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the period ended January 31, 2020, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $160,264 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	Years ended January 31,
	2020	2019
Shares sold	168,052,158	241,670,811
Shares repurchased	(87,954,666)	(248,947,713)
Dividends reinvested	1,186,356	3,084,709
Net increase (decrease) in shares outstanding	81,283,848	(4,192,193)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code

25

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the fiscal year ended July 31, 2019 was ordinary income in the amount of $3,456,399.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2020.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolio after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2019, the Portfolio had post-enactment short-term capital loss carryforwards of $971. During the fiscal year ended July 31, 2019, the Portfolio utilized $135 of capital loss carryforwards to offset current year realized gains.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of January 31, 2020, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2020, the Portfolio did not incur any interest or penalties.

26

UBS Government Money Market Investments Fund

Notes to financial statements (unaudited)

Each of the tax years in the four year period ended July 31, 2019, remains subject to examination by the Internal Revenue Service and state taxing authorities.

27

UBS Government Money Market Investments Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio filed its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year through August 1, 2019 on Form N-Q. Effective August 1, 2019, Form N-Q is no longer required to be filed. The Portfolio's historical filings on Form N-Q are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. Investors also may find additional information about the Portfolio at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

28

UBS Government Money Market Investments Fund

Board Approval of Amendment to Advisory Agreement

At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 19-20, 2019, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered the approval of an amendment of the investment management and administration agreement (the "Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust (the "Agreement") with respect to a series of the Trust, UBS Government Money Market Investments Fund (formerly known as PACE Government Money Market Investments) (the "Fund"). Management discussed with the board its proposal to lower the rate of the contractual advisory fee payable by the Fund to UBS AM, to become effective on November 27, 2019. Since the board had approved the renewal of the Agreement at a meeting held on July 23-24, 2019 (the "July Meeting"), and, other than as discussed below, there had been no material changes in the information presented, the board addressed certain of the relevant considerations, including consideration of the nature, extent and quality of the services under the Agreement, fund performance, economies of scale and other benefits that UBS AM could receive from its association with the Fund, by reference to their considerations and determinations at the July Meeting. The board also received a memorandum discussing UBS AM's reasons for recommending the proposed amendment to the Agreement.

UBS AM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by UBS AM. The board reviewed and considered the proposed contractual advisory fee to be payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory services provided by UBS AM. The board noted that, due to the waiver arrangement currently in place, UBS AM may waive its advisory fee less frequently if the proposed amendment is approved.

The board, including a majority of the Independent Trustees, approved the amendment of the Agreement for the Fund. No single factor considered by the board was identified by the board as the principal

29

UBS Government Money Market Investments Fund

Board Approval of Amendment to Advisory Agreement

factor in determining whether to approve amendment of the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

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32

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2020. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

(a)	Copy of the report transmitted to shareholders:

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended—Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	April 13, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	April 13, 2020

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	April 13, 2020